Filed with the Securities and Exchange Commission on January 27, 2023
File No. 33‑21844
File No. 811‑05555

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre‑Effective Amendment No.	☐
Post-Effective Amendment No. 91	☒
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 92	☒
(Check appropriate box or boxes)

Sanford C. Bernstein Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

1345 Avenue of the Americas
New York, New York 10105
(Address of Principal Executive Office) (Zip Code)
Registrant’s Telephone Number, including Area Code: 1‑212‑756‑4097

Nancy E. Hay, Esq.
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Copy to:
Margery K. Neale, Esq.
P. Jay Spinola, Esq.
Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.
It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Shares of common stock, par value $0.001 per share.

PROSPECTUS   |   JANUARY 27, 2023
Sanford C. Bernstein Fund, Inc.

Non‑U.S. Stock Portfolio (Class Offered—Exchange Ticker Symbol)	Fixed-Income Taxable Portfolios (Class Offered—Exchange Ticker Symbol)

Emerging Markets Portfolio (Emerging Markets Class–SNEMX)	ShortDuration Portfolio

Short Duration Plus Portfolio (Short Duration Plus Class–SNSDX)
Intermediate Duration Portfolio

Intermediate Duration Portfolio (Intermediate Duration Class–SNIDX)
Fixed-Income Municipal Portfolios (Class Offered—Exchange Ticker Symbol)

Short Duration Portfolio	Overlay Portfolios (Classes Offered—Exchange Ticker Symbol)

Short Duration Diversified Municipal Portfolio (Short Duration Diversified Municipal Class–SDDMX)	Overlay A Portfolio (Class 1–SAOOX; Class 2–SAOTX)
Intermediate Duration Portfolios	Tax‑Aware Overlay A Portfolio (Class 1–SATOX; Class 2–SATTX)

New York Municipal Portfolio (New York Municipal Class–SNNYX)	Overlay B Portfolio (Class 1–SBOOX; Class 2–SBOTX)

California Municipal Portfolio (California Municipal Class–SNCAX)	Tax‑Aware Overlay B Portfolio (Class 1–SBTOX; Class 2–SBTTX)

Diversified Municipal Portfolio (Diversified Municipal Class–SNDPX)	Tax‑Aware Overlay C Portfolio (Class 1–SCTOX; Class 2–SCTTX)

Tax‑Aware Overlay N Portfolio (Class 1–SNTOX; Class 2–SNTTX)
Bernstein Fund, Inc.

Non‑U.S. Stock Portfolios (Class Offered—Exchange Ticker Symbol)	U.S. Equity Portfolio (Class Offered—Exchange Ticker Symbol)

International Strategic Equities Portfolio (SCB Class–STESX; Advisor Class–STEYX)	Small Cap Core Portfolio (SCB Class–SCRSX; Advisor Class–SCRYX)

International Small Cap Portfolio (SCB Class–IRCSX; Advisor Class–IRCYX)
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered

➢ Are Not FDIC Insured ➢ May Lose Value ➢ Are Not Bank Guaranteed

SUMMARY INFORMATION: SANFORD C. BERNSTEIN FUND, INC.

NON‑U.S. STOCK PORTFOLIO

Emerging Markets Portfolio of Sanford C. Bernstein Fund, Inc.

INVESTMENT OBJECTIVE:
The Portfolio’s investment objective is to provide long-term capital growth through investments in equity securities of companies in emerging-market countries.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

Emerging Markets Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Maximum Account Fee	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Emerging Markets Class
Management Fees	0.95%
Distribution and/or Service (12b‑1) Fees	None
Other Expenses:
Shareholder Servicing	0.25%
Transfer Agent	0.02%
Other Expenses	0.07%

Total Other Expenses	0.34%

Total Annual Portfolio Operating Expenses	1.29%

Fee Waiver/Expense Reimbursement(a)	(0.01)%

Total Annual Portfolio Operating Expenses after Fee Waiver/Expense Reimbursement	1.28%

(a)
The Manager has contractually agreed to waive its fees and/or reimburse expenses of the Portfolio in order to offset all fees and expenses related to the Portfolio’s investment in certain other registered funds advised by the Manager. This contractual waiver extends until January 28, 2024.

Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

Emerging Markets Class
After 1 Year	$130

After 3 Years	$408

After 5 Years	$707

After 10 Years	$1,556

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.
These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 57% of the average value of its portfolio.
PRINCIPAL STRATEGIES:
The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. Issuers of these securities may be large-, mid‑ or small-capitalization companies.
AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), determines which countries are emerging-market countries. In general, these are the countries considered to be developing countries by the international financial community and include those countries considered by MSCI (Morgan Stanley Capital International) to have an “emerging or frontier stock market.” Examples of emerging and frontier market countries include Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Lithuania, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey, the United Arab Emirates and Vietnam.
The investment team allocates the Portfolio’s investments among broad sector groups based on the fundamental company research conducted by the Manager’s internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Portfolio may own stocks selected using the Manager’s bottom‑up research in value, growth, core and other investment style disciplines. The Manager may allocate assets to companies in different targeted ranges of market capitalization. The Manager relies on both fundamental and quantitative research to manage risk and return for the Portfolio.
The Portfolio may invest in companies of any size. The Portfolio invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).
Under most conditions, the Portfolio intends to have its assets invested among multiple emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, the Manager considers such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Manager also considers the transaction costs and volatility of each individual market.
The Portfolio may enter into foreign currency transactions for hedging and non‑hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio generally invests in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio also purchases foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.
PRINCIPAL RISKS:
The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•
Emerging Markets Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

•
Foreign Currency Risk: This is the risk that changes in foreign (non‑U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). The value of the U.S. Dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolio’s foreign investments when converted to U.S. Dollars.

•
Country Concentration Risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

•
Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•
Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.

•
Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value (“NAV”), or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

•
Market Risk: The Portfolio is subject to market risk, which is the risk that stock prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts; cybersecurity events; market disruptions caused by tariffs; trade disputes; measures to address budget deficits; downgrading of sovereign debt; sanctions or other government actions; and other factors.

In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.
The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs on various categories of goods imported from the other country, restrictions on investment and adverse impacts on affected companies and securities. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. Recently, the United States government acted to prohibit U.S. persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Additionally, the Chinese government is involved in a territorial dispute with Taiwan; the risk of a forced unification with Taiwan by the Chinese government may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. If the political climate between the United States, China and other countries in Asia continues to deteriorate, economies and markets may be adversely affected.
Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•
Capitalization Risk: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources. The prices of securities of small capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small capitalization companies may underperform large capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.

•
Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolio’s performance when the investment disciplines in which the Portfolio has greater exposure perform worse than the investment disciplines with less exposure. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The Portfolio may allocate a significant portion of its assets to securities of companies in broadly related industries within an economic sector. Companies in the same sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that sector than funds that invest more broadly.

•
Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative trans-

action will be unable or unwilling to honor its contractual obligations to the Portfolio. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information for the Portfolio at www.bernstein.com (at the bottom of the page, click on “Investments,” then “Mutual Fund Performance at a Glance”).
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.
Bar Chart
The annual returns in the bar chart are for the Emerging Markets Class shares.

During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 21.87%, 4th quarter, 2020; and Worst Quarter was down ‑25.86%, 1st quarter, 2020.
Performance Table
Average Annual Total Returns*
(For the periods ended December 31, 2022)

		1 Year	5 Years	10 Years
Emerging Markets Class	Return Before Taxes	‑21.38%	‑2.25%	1.01%

	Return After Taxes on Distributions	-21.38%	-3.03%	0.52%

	Return After Taxes on Distributions and Sale of Portfolio Shares	‑12.24%	-1.44%	1.01%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)		‑20.09%	-1.40%	1.44%

*	Return information includes the portfolio transaction fees that were eliminated on February 2, 2015.

After‑tax returns are an estimate, which is based on the highest historical individual federal marginal income‑tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.
INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.
PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Portfolio:

Employee	Length of Service	Title

Sergey Davalchenko	Since 2022	Senior Vice President of the Manager

Stuart Rae	Since January 2023	Senior Vice President of the Manager

Nelson Yu	Since 2017	Senior Vice President of the Manager
PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $5,000. There is no minimum amount for subsequent investments in the same Portfolio. The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”). Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.
TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FIXED-INCOME MUNICIPAL PORTFOLIOS
Short Duration Portfolio

Short Duration Diversified Municipal Portfolio of Sanford C. Bernstein Fund, Inc.

INVESTMENT OBJECTIVE:
The Portfolio’s investment objective is to provide safety of principal and a moderate rate of return after taking account of federal taxes.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

Short Duration Diversified Municipal Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Maximum Account Fee	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Short Duration Diversified Municipal Class
Management Fees	0.30%

Distribution and/or Service (12b‑1) Fees	None

Other Expenses:
Shareholder Servicing	0.10%
Transfer Agent	0.01%
Other Expenses	0.06%

Total Other Expenses	0.17%

Total Annual Portfolio Operating Expenses	0.47%

Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

Short Duration Diversified Municipal Class
After 1 Year	$48

After 3 Years	$151

After 5 Years	$263

After 10 Years	$591

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.
These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 40% of the average value of its portfolio.
PRINCIPAL STRATEGIES:
As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state.
The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.
The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by any nationally recognized statistical rating organization (“NRSRO”) (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in below investment grade fixed-income securities (commonly known as “junk bonds”).
The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).
The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities will enhance the after‑tax return for Portfolio investors.
The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.
In managing the Portfolio, the Manager may use interest rate forecasting to estimate an appropriate level of interest rate risk at a given time.
The Portfolio seeks to maintain an effective duration of one‑half year to two and one‑half years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.
Within the range described above, the Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.
The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.
PRINCIPAL RISKS:
The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolio’s returns may be adversely affected, including to such an extent that the Portfolio may be unable to maintain positive returns. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation.

•
Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

•
Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

•
Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID‑19). To the extent the Portfolio invests in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes, which may be further exacerbated by recent environmental conditions and climate change patterns. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.
The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID‑19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates—that have caused further adverse effects to economies and markets, and more such actions may be forthcoming.

•
Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. The Portfolio is subject to greater risk because the market for municipal securities is generally smaller and may not be as liquid as many other fixed-income markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.

•
Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

•
Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•
Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

•
Tax Risk: There is no guarantee that the income on the Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax‑exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

•
Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•
Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

•
Riskier than a Money-Market Fund: Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information for the Portfolio at www.bernstein.com (at the bottom of the page, click on “Investments,” then “Mutual Fund Performance at a Glance”).
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.
Bar Chart
The annual returns in the bar chart are for the Short Duration Diversified Municipal Class shares.

During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 1.88%, 2nd quarter, 2020; and Worst Quarter was down -2.60%, 1st quarter, 2022.

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2022)

		1 Year	5 Years	10 Years
Short Duration Diversified Municipal Class	Return Before Taxes	‑2.87%	0.62%	0.47%

	Return After Taxes on Distributions	-2.91%	0.60%	0.44%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-1.34%	0.70%	0.51%
Bloomberg 1‑Year Municipal Index (reflects no deduction for fees, expenses, or taxes)		-1.13%	1.02%	0.83%
After‑tax returns are an estimate, which is based on the highest historical individual federal marginal income‑tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.
INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.
PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Portfolio:

Employee	Length of Service	Title
Daryl Clements	Since 2022	Senior Vice President of the Manager

Terrance T. Hults	Since 2002	Senior Vice President of the Manager

Matthew J. Norton	Since 2016	Senior Vice President of the Manager

Andrew D. Potter	Since 2018	Vice President of the Manager
PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”). Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.
TAX INFORMATION:
The Portfolio anticipates distributing primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities). Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FIXED-INCOME MUNICIPAL PORTFOLIOS
Intermediate Duration Portfolios

New York Municipal Portfolio of Sanford C. Bernstein Fund, Inc.

INVESTMENT OBJECTIVE:
The Portfolio’s investment objective is to provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

New York Municipal Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Maximum Account Fee	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	New York Municipal Class
Management Fees	0.41%

Distribution and/or Service (12b‑1) Fees	None

Other Expenses:
Shareholder Servicing	0.10%
Transfer Agent	0.00%	(a)
Other Expenses	0.03%

Total Other Expenses	0.13%

Total Annual Portfolio Operating Expenses	0.54%

(a)	Amount is less than 0.01%.
Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

New York Municipal Class
After 1 Year	$55

After 3 Years	$173

After 5 Years	$302

After 10 Years	$677

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.
These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of its portfolio.
PRINCIPAL STRATEGIES:
As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of this policy, net assets include any borrowings for investment purposes.
The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.
The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by NRSROs (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in below investment grade fixed-income securities (commonly known as “junk bonds”).
The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).
The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities will enhance the after‑tax return for New York investors.
The Portfolio may also use derivatives, such as options, futures contracts, forward contracts and swaps.
In managing the Portfolio, the Manager may use interest rate forecasting to estimate an appropriate level of interest rate risk at a given time.
The Portfolio seeks to maintain an effective duration of three and one‑half years to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.
Within the range described above, the Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.
The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.
The Portfolio is “non‑diversified,” which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.
PRINCIPAL RISKS:
The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolio’s returns may be adversely affected, including to such an extent that the Portfolio may be unable to maintain positive returns. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation.

•
Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

•
Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

•
Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID‑19). Most of the Portfolio’s investments are in New York municipal securities. Thus, the Portfolio may be vulnerable to events adversely affecting New York’s economy, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and blizzards, which may be further exacerbated by recent environmental conditions and climate change patterns. New York’s economy has a relatively large share of the nation’s financial activities. With the financial services sector contributing a significant portion of the state’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets, such as the recent market downturns in equity and fixed income securities. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.
The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID‑19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates—that have caused further adverse effects to economies and markets, and more such actions may be forthcoming.

•
Non‑diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not “diversified”. This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

•
Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. The Portfolio is subject to greater risk because the market for municipal securities is generally smaller and may not be as liquid as many other fixed-income markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.

•
Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

•
Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•
Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

•
Tax Risk: There is no guarantee that the income on the Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax‑exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

•
Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•
Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information for the Portfolio at www.bernstein.com (at the bottom of the page, click on “Investments,” then “Mutual Fund Performance at a Glance”).
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.
Bar Chart
The annual returns in the bar chart are for the Portfolio’s New York Municipal Class shares.

During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 2.84%, 4th quarter, 2022; and Worst Quarter was down -4.44%, 1st quarter, 2022.

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2022)

		1 Year	5 Years	10 Years
New York Municipal Class	Return Before Taxes	‑5.75%	0.93%	1.23%

	Return After Taxes on Distributions	-5.78%	0.91%	1.21%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-2.66%	1.20%	1.44%
Bloomberg 5‑Year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		-5.02%	1.27%	1.46%
Bloomberg 1‑10 Year Blend Index* (reflects no deduction for fees, expenses, or taxes)		-4.84%	1.37%	1.69%

*
Effective November 1, 2022, the Portfolio measures its performance against Bloomberg 1‑10 Year Blend Index. The Bloomberg 1-10 Year Blend Index is the 1-10 Year Blend (1‑12) component of the Bloomberg Municipal Bond Index, which represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. Prior to November 1, 2022, the Portfolio measured its performance against Bloomberg 5‑Year General Obligation Municipal Bond Index.

After‑tax returns are an estimate, which is based on the highest historical individual federal marginal income‑tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.
INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.
PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Portfolio:

Employee	Length of Service	Title
Daryl Clements	Since 2022	Senior Vice President of the Manager

Terrance T. Hults	Since 2002	Senior Vice President of the Manager

Matthew J. Norton	Since 2016	Senior Vice President of the Manager

Andrew D. Potter	Since 2018	Vice President of the Manager
PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”). Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.
TAX INFORMATION:
The Portfolio may make capital gains distributions, which may be taxable as ordinary income or capital gains, and income dividends. The Portfolio anticipates that substantially all of its income dividends will be exempt from regular federal income tax and relevant state and local personal income taxes.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

California Municipal Portfolio of Sanford C. Bernstein Fund, Inc.

INVESTMENT OBJECTIVE:
The Portfolio’s investment objective is to provide safety of principal and maximize total return after taking account of federal and state taxes for California residents.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

California Municipal Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Maximum Account Fee	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	California Municipal Class
Management Fees	0.41%

Distribution and/or Service (12b‑1) Fees	None

Other Expenses:
Shareholder Servicing	0.10%
Transfer Agent	0.00%	(a)
Other Expenses	0.04%

Total Other Expenses	0.14%

Total Annual Portfolio Operating Expenses	0.55%

(a)	Amount is less than 0.01%.
Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

California Municipal Class
After 1 Year	$56

After 3 Years	$176

After 5 Years	$307

After 10 Years	$689
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.
These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance.

During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 23% of the average value of its portfolio.
PRINCIPAL STRATEGIES:
As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.
The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.
The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by NRSROs (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in below investment grade fixed-income securities (commonly known as “junk bonds”).
The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).
The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities will enhance the after‑tax return for California investors.
The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.
In managing the Portfolio, the Manager may use interest rate forecasting to estimate an appropriate level of interest rate risk at a given time.
The Portfolio seeks to maintain an effective duration of three and one‑half years to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.
Within the range described above, the Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.
The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.
The Portfolio is “non‑diversified,” which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.
PRINCIPAL RISKS:
The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolio’s returns may be adversely affected, including to such an extent that the Portfolio may be unable to maintain positive returns. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation.

•
Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

•
Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

•
Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities.

The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID‑19). The Portfolio may invest a substantial portion of its assets in California municipal securities. These investments in California municipal securities may be vulnerable to events adversely affecting California’s economy, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as droughts, wildfires, flooding and earthquakes, which may be further exacerbated by recent environmental conditions and climate change patterns. California’s economy continues to be affected by fiscal constraints partly as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.
In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.
The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID‑19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates—that have caused further adverse effects to economies and markets, and more such actions may be forthcoming.

•
Non‑diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not “diversified”. This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

•
Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. The Portfolio is subject to greater risk because the market for municipal securities is generally smaller and may not be as liquid as many other fixed-income markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.

•
Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

•
Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•
Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

•
Tax Risk: There is no guarantee that the income on the Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax‑exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

•
Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•
Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information for the Portfolio at www.bernstein.com (at the bottom of the page, click on “Investments,” then “Mutual Fund Performance at a Glance”).
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.
Bar Chart
The annual returns in the bar chart are for the Portfolio’s California Municipal Class shares.

During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 3.16%, 2nd quarter, 2020; and Worst Quarter was down -4.04%, 1st quarter, 2022.

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2022)

		1 Year	5 Years	10 Years
California Municipal Class	Return Before Taxes	-4.67%	1.09%	1.24%

	Return After Taxes on Distributions	-4.71%	1.07%	1.21%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-2.04%	1.28%	1.41%
Bloomberg 5‑Year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		-5.02%	1.27%	1.46%
Bloomberg 1‑10 Year Blend Index* (reflects no deduction for fees, expenses, or taxes)		-4.84%	1.37%	1.69%

*
Effective November 1, 2022, the Portfolio measures its performance against Bloomberg 1‑10 Year Blend Index. The Bloomberg 1-10 Year Blend Index is the 1-10 Year Blend (1‑12) component of the Bloomberg Municipal Bond Index, which represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. Prior to November 1, 2022, the Portfolio measured its performance against Bloomberg 5‑Year General Obligation Municipal Bond Index.

After‑tax returns are an estimate, which is based on the highest historical individual federal marginal income‑tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.
INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.
PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Portfolio:

Employee	Length of Service	Title
Daryl Clements	Since September 2022	Senior Vice President of the Manager

Terrance T. Hults	Since 2002	Senior Vice President of the Manager

Matthew J. Norton	Since 2016	Senior Vice President of the Manager

Andrew D. Potter	Since 2018	Vice President of the Manager
PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”). Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.
TAX INFORMATION:
The Portfolio may make capital gains distributions, which may be taxable as ordinary income or capital gains, and income dividends. The Portfolio anticipates that substantially all of its income dividends will be exempt from regular federal income tax and relevant state and local personal income taxes.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Diversified Municipal Portfolio of Sanford C. Bernstein Fund, Inc.

INVESTMENT OBJECTIVE:
The Portfolio’s investment objective is to provide safety of principal and maximize total return after taking account of federal taxes.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

Diversified Municipal Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Maximum Account Fee	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Diversified Municipal Class
Management Fees	0.35%

Distribution and/or Service (12b‑1) Fees	None

Other Expenses:
Shareholder Servicing	0.10%
Other Expenses	0.02%

Total Other Expenses	0.12%

Total Annual Portfolio Operating Expenses	0.47%

Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

Diversified Municipal Class
After 1 Year	$48

After 3 Years	$151

After 5 Years	$263

After 10 Years	$591
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.
These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 15% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state.
The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.
The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by NRSROs (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in below investment grade fixed-income securities (commonly known as “junk bonds”).
The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).
The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities will enhance the after‑tax return for Portfolio investors.
The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.
In managing the Portfolio, the Manager may use interest rate forecasting to estimate an appropriate level of interest rate risk at a given time.
The Portfolio seeks to maintain an effective duration of three and one‑half years to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.
Within the range described above, the Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.
The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.
PRINCIPAL RISKS:
The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolio’s returns may be adversely affected, including to such an extent that the Portfolio may be unable to maintain positive returns. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation.

•
Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

•
Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

•
Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID‑19). To the extent the Portfolio invests in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes, which may be further exacerbated by recent environmental conditions and climate change patterns. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.
The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID‑19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates—that have caused further adverse effects to economies and markets, and more such actions may be forthcoming.

•
Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. The Portfolio is subject to greater risk because the market for municipal securities is generally smaller and may not be as liquid as many other fixed-income markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.

•
Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

•
Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•
Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

•
Tax Risk: There is no guarantee that the income on the Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax‑exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

•
Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•
Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information for the Portfolio at www.bernstein.com (at the bottom of the page, click on “Investments,” then “Mutual Fund Performance at a Glance”).
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.
Bar Chart
The annual returns in the bar chart are for the Portfolio’s Diversified Municipal Class shares.

During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 2.83%, 2nd quarter, 2020; and Worst Quarter was down -4.46%, 1st quarter, 2022.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2022)

		1 Year	5 Years	10 Years
Diversified Municipal Class	Return Before Taxes	-5.78%	1.19%	1.34%

	Return After Taxes on Distributions	-5.80%	1.16%	1.31%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-2.62%	1.40%	1.51%
Bloomberg 5‑Year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		-5.02%	1.27%	1.46%
Bloomberg 1‑10 Year Blend Index* (reflects no deduction for fees, expenses, or taxes)		-4.84%	1.37%	1.69%

*
Effective November 1, 2022, the Portfolio measures its performance against Bloomberg 1‑10 Year Blend Index. The Bloomberg 1-10 Year Blend Index is the 1-10 Year Blend (1‑12) component of the Bloomberg Municipal Bond Index, which represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. Prior to November 1, 2022, the Portfolio measured its performance against Bloomberg 5‑Year General Obligation Municipal Bond Index.

After‑tax returns are an estimate, which is based on the highest historical individual federal marginal income‑tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.
PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Portfolio:

Employee	Length of Service	Title
Daryl Clements	Since September 2022	Senior Vice President of the Manager

Terrance T. Hults	Since 2002	Senior Vice President of the Manager

Matthew J. Norton	Since 2016	Senior Vice President of the Manager

Andrew D. Potter	Since 2018	Vice President of the Manager
PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”). Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.
TAX INFORMATION:
The Portfolio may make capital gains distributions, which may be taxable as ordinary income or capital gains, and income dividends. The Portfolio anticipates that substantially all of its income dividends will be exempt from regular federal income tax.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FIXED-INCOME TAXABLE PORTFOLIOS
Short Duration Portfolio

Short Duration Plus Portfolio of Sanford C. Bernstein Fund, Inc.

INVESTMENT OBJECTIVE:
The Portfolio’s investment objective is to provide safety of principal and a moderate rate of income that is subject to taxes.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

Short Duration Plus Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Maximum Account Fee	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Short Duration Plus Class
Management Fees	0.35%

Distribution and/or Service (12b‑1) Fees	None

Other Expenses:
Shareholder Servicing Fees	0.10%
Transfer Agent	0.01%
Other Expenses	0.08%

Total Other Expenses	0.19%

Total Annual Portfolio Operating Expenses	0.54%

Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

Short Duration Plus Class

After 1 Year	$55

After 3 Years	$173

After 5 Years	$302

After 10 Years	$677
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 48% of the average value of its portfolio.
PRINCIPAL STRATEGIES:
The Portfolio invests at least 80% of its total assets in securities rated A or better by NRSROs (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.
The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.
The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by NRSROs, which are not investment-grade (commonly known as “junk bonds”).
In managing the Portfolio, the Manager may use interest rate forecasting to estimate an appropriate level of interest rate risk at a given time.
The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.
Within the range described above, the Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.
The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.
The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.
PRINCIPAL RISKS:
The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolio’s returns may be adversely affected, including to such an extent that the Portfolio may be unable to maintain positive returns. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation.

•
Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

•
Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates—that have caused further adverse effects to economies and markets, and more such actions may be forthcoming.

•
Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non‑inflation‑adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

•
Foreign (Non‑U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•
Emerging Markets Securities Risk: The risks of investing in foreign (non‑U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

•
Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

•
Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

•
Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

•
Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non‑subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•
Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.

•
Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

•
Foreign Currency Risk: This is the risk that changes in foreign (non‑U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). The value of the U.S. Dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolio’s foreign investments when converted to U.S. Dollars.

•
Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

•
Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs on various categories of goods imported from the other country, restrictions on investment and adverse impacts on affected companies and securities. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. Recently, the United States government acted to prohibit U.S. persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Additionally, the Chinese government is involved in a territorial dispute with Taiwan; the risk of a forced unification with Taiwan by the Chinese government may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. If the political climate between the United States, China and other countries in Asia continues to deteriorate, economies and markets may be adversely affected.
Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•
Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•
Riskier than a Money-Market Fund: Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information for the Portfolio at www.bernstein.com (at the bottom of the page, click on “Investments,” then “Mutual Fund Performance at a Glance”).
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart
The annual returns in the bar chart are for the Portfolio’s Short Duration Plus Class shares.

During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 1.40%, 2nd quarter, 2019; and Worst Quarter was down -2.58%, 1st quarter, 2022.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2022)

		1 Year	5 Years	10 Years
Short Duration Plus Class	Return Before Taxes	-4.16%	0.30%	0.38%

	Return After Taxes on Distributions	-4.65%	-0.28%	-0.10%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-2.47%	-0.01%	0.09%
ICE BofA 1‑3 Year Treasury Index (reflects no deduction for fees, expenses, or taxes)		-3.65%	0.77%	0.67%
After‑tax returns are an estimate, which is based on the highest historical individual federal marginal income‑tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.
INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.
PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Portfolio:

Employee	Length of Service	Title
Michael Canter	Since 2016	Senior Vice President of the Manager

Janaki Rao	Since 2018	Senior Vice President of the Manager
PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”). Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.
TAX INFORMATION:
The Portfolio anticipates distributing primarily ordinary income dividends (i.e., distributions out of net short-term capital gains, dividends and non‑exempt interest).
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FIXED-INCOME TAXABLE PORTFOLIOS
Intermediate Duration Portfolio

Intermediate Duration Portfolio of Sanford C. Bernstein Fund, Inc.

INVESTMENT OBJECTIVE:
The Portfolio’s investment objective is to provide safety of principal and a moderate to high rate of income that is subject to taxes.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

Intermediate Duration Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Maximum Account Fee	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Intermediate Duration Class
Management Fees	0.44%

Distribution and/or Service (12b‑1) Fees	None

Shareholder Servicing Fee	0.10%

Other Expenses:
Transfer Agent	0.01%
Other Expenses	0.01%

Total Other Expenses	0.12%

Total Annual Portfolio Operating Expenses	0.56%

Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

Intermediate Duration Class
After 1 Year	$57

After 3 Years	$179

After 5 Years	$313

After 10 Years	$701
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 122% of the average value of its portfolio.
PRINCIPAL STRATEGIES:
The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by NRSROs (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non‑U.S. Dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. Dollar denominated foreign securities, in each case in developed or emerging-market countries.
The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.
The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by NRSROs (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by NRSROs.
In managing the Portfolio, the Manager may use interest rate forecasting to estimate an appropriate level of interest rate risk at a given time.
The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.
Within the range described above, the Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.
The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.
The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.
PRINCIPAL RISKS:
The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolio’s returns may be adversely affected, including to such an extent that the Portfolio may be unable to maintain positive returns. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation.

•
Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

•
Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates—that have caused further adverse effects to economies and markets, and more such actions may be forthcoming.

•
Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non‑inflation‑adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

•
Foreign (Non‑U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•
Emerging Markets Securities Risk: The risks of investing in foreign (non‑U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

•
Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

•
Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

•
Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

•
Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non‑subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•
Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.

•
Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

•
Foreign Currency Risk: This is the risk that changes in foreign (non‑U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). The value of the U.S. Dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolio’s foreign investments when converted to U.S. Dollars.

•
Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

•
Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs on various categories of goods imported from the other country, restrictions on investment and adverse impacts on affected companies and securities. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. Recently, the United States government acted to prohibit U.S. persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Additionally, the Chinese government is involved in a territorial dispute with Taiwan; the risk of a forced unification with Taiwan by the Chinese government may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. If the political climate between the United States, China and other countries in Asia continues to deteriorate, economies and markets may be adversely affected.
Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•
Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information for the Portfolio at www.bernstein.com (at the bottom of the page, click on “Investments,” then “Mutual Fund Performance at a Glance”).
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart
The annual returns in the bar chart are for the Intermediate Duration Class shares.

During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 4.90%, 2nd quarter, 2020; and Worst Quarter was down -6.35%, 1st quarter, 2022.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2022)

		1 Year	5 Years	10 Years
Intermediate Duration Class	Return Before Taxes	‑13.73%	‑0.19%	1.12%

	Return After Taxes on Distributions	‑14.45%	-1.32%	‑0.21%

	Return After Taxes on Distributions and Sale of Portfolio Shares	‑8.12%	-0.53%	0.35%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		‑13.01%	0.02%	1.06%
After‑tax returns are an estimate, which is based on the highest historical individual federal marginal income‑tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.
INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.
PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Portfolio:

Employee	Length of Service	Title
Michael Canter	Since 2016	Senior Vice President of the Manager

Janaki Rao	Since 2018	Senior Vice President of the Manager
PURCHASE AND SALE OF PORTFOLIO SHARES:
The minimum initial investment in the Portfolio is $25,000. There is no minimum amount for subsequent investments in the same Portfolio. You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”). Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.
TAX INFORMATION:
The Portfolio anticipates distributing primarily ordinary income dividends (i.e., distributions out of net short-term capital gains, dividends and non‑exempt interest) but may distribute capital gains.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

OVERLAY PORTFOLIOS

Overlay A Portfolio of Sanford C. Bernstein Fund, Inc.

INVESTMENT OBJECTIVE:
The investment objective of the Overlay A Portfolio (“Portfolio”) is to manage the volatility of an equity-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Bernstein Private Wealth Management of AllianceBernstein L.P.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

	Class 1	Class 2
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1 Shares		Class 2 Shares
Management Fees	0.90%		0.90%
Distribution and/or Service (12b‑1) Fees	None		None
Other Expenses:
Shareholder Servicing	0.20%		None
Interest Expense	0.03%		0.03%
Transfer Agent	0.00%	(b)	0.00%	(b)
Other Expenses	0.03%		0.03%

Total Other Expenses	0.26%		0.06%

Acquired Fund Fees and Expenses	0.34%		0.34%

Total Annual Portfolio Operating Expenses	1.50%		1.30%

Fee Waiver/Expense Reimbursement(a)	(0.33)%		(0.33)%

Total Annual Portfolio Operating Expenses after Fee Waiver/Expense Reimbursement	1.17%		0.97%

(a)
The Manager has contractually agreed to waive its fees and/or reimburse expenses of the Portfolio in order to offset all fees and expenses related to the Portfolio’s investment in certain other registered funds advised by the Manager. This contractual waiver extends until January 28, 2024.

(b)	Amount is less than 0.01%.
Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

	Class 1	Class 2
After 1 Year	$119	$99

After 3 Years	$442	$380

After 5 Years	$787	$681

After 10 Years	$1,762	$1,539

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.
These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 24% of the average value of its portfolio.
PRINCIPAL STRATEGIES:
The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein Private Wealth Management of AllianceBernstein L.P. (“Bernstein”). The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.
The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments, that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate related securities, below-investment grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolio, AllianceBernstein L.P. (the “Manager”) seeks to manage the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities. The Portfolio’s asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives. The Portfolio is managed without regard to tax considerations.
The Portfolio obtains equity exposure by investing directly in equity securities and through investments in other registered funds, including, but not limited to, other funds managed by the Manager. Equity securities are generally common stocks, but may also include preferred stock, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and derivatives. The research analyses that support buy and sell decisions for the Portfolio are fundamental and bottom‑up, based largely on specific company and industry findings and taking into account broad economic forecasts.
The Portfolio may obtain fixed-income exposure principally through derivatives but may also invest directly in U.S., international and emerging market fixed-income instruments, including high yield securities and inflation-protected securities. To identify attractive bonds for the Portfolio, the Manager combines quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies. The Portfolio’s fixed-income instruments are primarily investment grade debt securities, but may also include below-investment grade securities and preferred stock.
The Manager alters asset class exposures as market and economic conditions change. The Manager employs risk/return tools and fundamental research insights to determine how to adjust the Portfolio’s exposures to various asset classes. These dynamic adjustments to the Portfolio’s asset class exposures are implemented principally through the use of derivatives. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions. The Portfolio may invest part or all of its portfolio in U.S. government obligations or investment-grade debt securities of U.S. issuers, including municipal issuers.
The Manager also may use exchange traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolio’s investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non‑hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio may use options strategies (involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices), futures contracts (including futures contracts on individual securities and stock indices), swap agreements (including interest rate swaps and currency swaps) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.
Exposure to certain other asset classes may also be achieved through investments in other registered funds advised by the Manager (“AB Mutual Funds”), including the AB All Market Real Return Portfolio of AB Bond Fund, Inc.
PRINCIPAL RISKS:
The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. Changes in value of the Portfolio may be particularly pronounced because the Portfolio is managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

•
Market Risk: The Portfolio is subject to market risk, which is the risk that stock and bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs on various categories of goods imported from the other country, restrictions on investment and adverse impacts on affected companies and securities. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. Recently, the United States government acted to prohibit U.S. persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Additionally, the Chinese government is involved in a territorial dispute with Taiwan; the risk of a forced unification with Taiwan by the Chinese government may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. If the political climate between the United States, China and other countries in Asia continues to deteriorate, economies and markets may be adversely affected.
Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•
Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value when one of these asset classes is performing more poorly than others. The use of dynamic asset allocation strategies by the Manager may result in less favorable performance than if such strategies had not been used. As direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Manager’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

•
Derivatives Risk: The Portfolio intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes.

While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolio to suffer a (potentially unlimited) loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

•
Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

•
Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.

•
Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

•
Foreign (Non‑U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•
Emerging Markets Securities Risk: The risks of investing in foreign (non‑U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

•
Foreign Currency Risk: This is the risk that changes in foreign (non‑U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). The value of the U.S. Dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolio’s foreign investments when converted to U.S. Dollars.

•
Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolio’s returns may be adversely affected, including to such an extent that the Portfolio may be unable to maintain positive returns. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation.

•
Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

•
Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

•
Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in climate conditions, drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates—that have caused further adverse effects to economies and markets, and more such actions may be forthcoming.

•
Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non‑inflation‑adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

•
Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

•
Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non‑subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

•
Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•
Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, global climate change may have an adverse effect on property and security values and may exacerbate the risks of natural disasters. The COVID-19 pandemic has also impacted certain real estate sectors by accelerating the trend towards online shopping and remote-working environments. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

•
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and management risk. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart
The annual returns in the bar chart are for the Portfolio’s Class 1 shares.

During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 12.30%, 4th quarter, 2020; and Worst Quarter was down ‑18.96%, 1st quarter, 2020.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2022)

		1 Year	5 Years	10 Years
Class 1*	Return Before Taxes	-24.09%	-0.26%	3.96%

	Return After Taxes on Distributions	-24.44%	-1.13%	3.17%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-14.07%	-0.11%	3.13%
Class 2	Return Before Taxes	-23.97%	-0.07%	4.17%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		-18.11%	9.42%	12.56%
Composite Benchmark** (reflects no deduction for fees, expenses, or taxes)		-14.50%	5.13%	7.42%

*	After‑tax returns:

–	Are shown for Class 1 shares only and will vary for Class 2 shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.

**
Effective March 1, 2022, the Portfolio measures its performance against a composite benchmark comprised of 47% Russell 3000, 26.4% MSCI ACWI ex‑USA IMI (net), 6.6% MSCI ACWI Commodity Producers (net), 10% Bloomberg US Aggregate Bond, and 10% Bloomberg Global Aggregate Bond (USD hedged).

INVESTMENT MANAGER:
AllianceBernstein L.P. (“Manager”) is the investment manager for the Portfolio.
PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Portfolio:

Employee	Length of Service	Title
Alexander Barenboym	Since 2014	Senior Vice President of the Manager

Daniel J. Loewy	Since 2010	Senior Vice President of the Manager

Caglasu Altunkopru	Since 2021	Senior Vice President of the Manager
PURCHASE AND SALE OF PORTFOLIO SHARES:
Purchase Minimums*

	Initial	Subsequent
Class 1	$25,000	None
Class 2	$1,500,000	None

*
Note: Initial purchase minimums are measured across all Overlay Portfolios in the aggregate. The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co. LLC, 1345 Avenue of the Americas, New York, NY 10105. Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.
TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.

Tax‑Aware Overlay A Portfolio of Sanford C. Bernstein Fund, Inc.

INVESTMENT OBJECTIVE:
The investment objective of the Tax‑Aware Overlay A Portfolio (“Portfolio”) is to manage the volatility of an equity-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Bernstein Private Wealth Management of AllianceBernstein L.P.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

	Class 1	Class 2
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1		Class 2
Management Fees	0.89%		0.89%

Distribution and/or Service (12b‑1) Fees	None		None

Other Expenses:
Shareholder Servicing	0.20%		None
Interest Expense	0.02%		0.02%
Transfer Agent	0.00%	(b)	0.00%	(b)
Other Expenses	0.03%		0.03%

Total Other Expenses	0.25%		0.05%

Acquired Fund Fees and Expenses	0.33%		0.33%

Total Annual Portfolio Operating Expenses	1.47%		1.27%

Fee Waiver/ Expense Reimbursement(a)	(0.33)%		(0.33)%

Total Annual Portfolio Operating Expenses after Fee Waiver/Expense Reimbursement	1.14%		0.94%

(a)
The Manager has contractually agreed to waive its fees and/or reimburse expenses of the Portfolio in order to offset all fees and expenses related to the Portfolio’s investment in certain other registered funds advised by the Manager. This contractual waiver extends until January 28, 2024.

(b)	Amount is less than 0.01%.
Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

	Class 1	Class 2
After 1 Year	$116	$96

After 3 Years	$432	$370

After 5 Years	$771	$665

After 10 Years	$1,729	$1,505
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 25% of the average value of its portfolio.
PRINCIPAL STRATEGIES:
The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein Private Wealth Management of AllianceBernstein L.P. (“Bernstein”). The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.
The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments, that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate related securities, below-investment grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolio, AllianceBernstein L.P. (the “Manager”) seeks to manage the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities. The Portfolio’s asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives. The Portfolio seeks to minimize the impact of federal income taxes on shareholders’ returns over time by managing the impact of portfolio turnover. Income earned by the Portfolio may be taxable.
The Portfolio obtains equity exposure by investing directly in equity securities and through investments in other registered funds, including, but not limited to, other funds managed by the Manager. Equity securities are generally common stocks, but may also include preferred stock, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and derivatives. The research analyses that support buy and sell decisions for the Portfolio are fundamental and bottom‑up, based largely on specific company and industry findings and taking into account broad economic forecasts.
The Portfolio may obtain fixed-income exposure through derivatives but may also invest directly in U.S., international and emerging market fixed-income instruments, including high yield securities and inflation-protected securities. To identify attractive bonds for the Portfolio, the Manager combines quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies. The Portfolio’s fixed-income instruments are primarily investment grade debt securities, but may also include below-investment grade securities and preferred stock.
The Manager alters asset class exposures as market and economic conditions change. The Manager employs risk/return tools and fundamental research insights to determine how to adjust the Portfolio’s exposures to various asset classes. These dynamic adjustments to the Portfolio’s asset class exposures are implemented principally through the use of derivatives. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions. The Portfolio may invest part or all of its portfolio in U.S. government obligations or investment-grade debt securities of U.S. issuers, including municipal issuers.
The Manager also may use exchange traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolio’s investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non‑hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio may use options strategies (involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices), futures contracts (including futures contracts on individual securities and stock indices), swap agreements (including interest rate swaps and currency swaps) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.
The Manager employs tax management strategies in an attempt to reduce the impact of U.S. federal income taxes on shareholders in the Portfolio. For example, the Manager considers the tax impact that buy and sell investment decisions will have on the Portfolio’s shareholders. The Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in the Portfolio with the highest cost basis. The Manager may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Manager considers whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.
Exposure to certain other asset classes may also be achieved through investments in other registered funds advised by the Manager (“AB Mutual Funds”), including the AB All Market Real Return Portfolio of AB Bond Fund, Inc.

PRINCIPAL RISKS:
The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.
The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. Changes in value of the Portfolio may be particularly pronounced because the Portfolio is managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

•
Market Risk: The Portfolio is subject to market risk, which is the risk that stock and bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs on various categories of goods imported from the other country, restrictions on investment and adverse impacts on affected companies and securities. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. Recently, the United States government acted to prohibit U.S. persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid.
Additionally, the Chinese government is involved in a territorial dispute with Taiwan; the risk of a forced unification with Taiwan by the Chinese government may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. If the political climate between the United States, China and other countries in Asia continues to deteriorate, economies and markets may be adversely affected.
Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities. Retaliatory action by the Russian govern-

ment could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•
Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value when one of these asset classes is performing more poorly than others. The use of dynamic asset allocation strategies by the Manager may result in less favorable performance than if such strategies had not been used. As direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Manager’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

•
Derivatives Risk: The Portfolio intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolio to suffer a (potentially unlimited) loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

•
Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

•
Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.

•
Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the

Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

•
Foreign (Non‑U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•
Emerging Markets Securities Risk: The risks of investing in foreign (non‑U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

•
Foreign Currency Risk: This is the risk that changes in foreign (non‑U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). The value of the U.S. Dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolio’s foreign investments when converted to U.S. Dollars.

•
Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolio’s returns may be adversely affected, including to such an extent that the Portfolio may be unable to maintain positive returns. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation.

•
Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

•
Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

•
Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in climate conditions, drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s dis-

tributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates—that have caused further adverse effects to economies and markets, and more such actions may be forthcoming.

•
Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non‑inflation‑adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

•
Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

•
Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non‑subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

•
Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•
Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, global climate change may have an adverse effect on property and security values and may exacerbate the risks of natural disasters. The COVID-19 pandemic has also impacted certain real estate sectors by accelerating the trend towards online shopping and remote-working environments. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

•
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and management risk. The market value of the shares of other investment companies and ETFs may differ from their net asset value. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart
The annual returns in the bar chart are for the Portfolio’s Class 1 shares.

During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 12.08%, 4th quarter, 2020; and Worst Quarter was down ‑18.47%, 1st quarter, 2020.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2022)

		1 Year	5 Years	10 Years
Class 1*	Return Before Taxes	-24.50%	-0.24%	4.24%

	Return After Taxes on Distributions	-24.86%	-1.00%	3.49%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-14.30%	-0.10%	3.35%
Class 2	Return Before Taxes	-24.35%	-0.04%	4.44%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)		-18.11%	9.42%	12.56%
Composite Benchmark** (reflects no deduction for fees, expenses, or taxes)		-14.79%	5.09%	7.37%

*	After‑tax returns:

–	Are shown for Class 1 shares only and will vary for Class 2 shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.

**
Effective March 1, 2022, the Portfolio measures its performance against a composite benchmark comprised of 47.2% Russell 3000, 26.5% MSCI ACWI ex‑USA IMI (net), 6.3% MSCI ACWI Commodity Producers (net), 20% Bloomberg US Aggregate Bond.

INVESTMENT MANAGER:
AllianceBernstein L.P. (“Manager”) is the investment manager for the Portfolio.
PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Portfolio:

Employee	Length of Service	Title
Alexander Barenboym	Since 2014	Senior Vice President of the Manager

Daniel J. Loewy	Since 2010	Senior Vice President of the Manager

Caglasu Altunkopru	Since 2021	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
Purchase Minimums*

	Initial	Subsequent
Class 1	$25,000	None
Class 2	$1,500,000	None

*
Note: Initial purchase minimums are measured across all Overlay Portfolios in the aggregate. The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co. LLC, 1345 Avenue of the Americas, New York, NY 10105. Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.
TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.

Overlay B Portfolio of Sanford C. Bernstein Fund, Inc.

INVESTMENT OBJECTIVE:
The investment objective of the Overlay B Portfolio (“Portfolio”) is to manage the volatility of a fixed-income-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Bernstein Private Wealth Management of AllianceBernstein L.P.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

	Class 1	Class 2
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.65%	0.65%

12b‑1	None	None

Other Expenses:
Shareholder Servicing	0.15%	None
Transfer Agent	0.01%	0.01%
Other Expenses	0.04%	0.04%

Total Other Expenses	0.20%	0.05%

Acquired Fund Fees	0.05%	0.05%

Total Operating Expenses	0.90%	0.75%

Fee Waiver/Expense Reimbursement(a)	(0.04)%	(0.04)%

Total Annual Portfolio Operating Expenses after Fee Waiver/Expense Reimbursement	0.86%	0.71%

(a)
The Manager has contractually agreed to waive its fees and/or reimburse expenses of the Portfolio in order to offset all fees and expenses related to the Portfolio’s investment in certain other registered funds advised by the Manager. This contractual waiver extends until January 28, 2024.

Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

	Class 1	Class 2
After 1 Year	$88	$73

After 3 Years	$283	$236

After 5 Years	$495	$413

After 10 Years	$1,104	$927
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 115% of the average value of its portfolio.
PRINCIPAL STRATEGIES:
The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein Private Wealth Management of AllianceBernstein L.P. (“Bernstein”). The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.
The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments, that provide investment exposure to a variety of asset classes. These asset classes may include: fixed-income instruments and equity securities of issuers located within and outside the United States, real estate related securities, below-investment grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolio, AllianceBernstein L.P. (the “Manager”) seeks to manage the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to fixed-income securities. The Portfolio’s asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives. The Portfolio is managed without regard to tax considerations.
The Portfolio may obtain fixed-income exposure by investing in U.S., international and emerging market fixed-income instruments, including high yield securities and inflation-protected securities, and derivatives. To identify attractive bonds for the Portfolio, the Manager combines quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies. Many types of securities may be purchased by the Portfolio, including corporate bonds, government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest without limit in U.S. Dollar denominated foreign fixed-income securities in developed or emerging-market countries.
The Portfolio’s fixed-income securities are primarily investment grade debt securities, but may also include high yield securities and preferred stock. High yield securities may be more difficult to trade or dispose of than other types of securities and are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness or in response to periods of general economic difficulty.
The Portfolio may obtain equity exposure principally through derivatives, but may also invest in common stocks, preferred stocks, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). In selecting equity investments, the Manager may select stocks from the Manager’s bottom‑up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolio are fundamental and bottom‑up, based largely on specific company and industry findings and taking into account broad economic forecasts.
The Manager alters asset class exposures as market and economic conditions change. The Manager employs risk/return tools and fundamental research insights to determine how to adjust the Portfolio’s exposures to various asset classes. These dynamic adjustments to the Portfolio’s asset class exposures are implemented principally through the use of derivatives. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions. The Portfolio may invest part or all of its portfolio in U.S. government obligations or investment-grade debt securities of U.S. issuers. The Portfolio may use options strategies (involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices), futures contracts (including futures contracts on individual securities and stock indices), swap agreements (including interest rate swaps and currency swaps) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.
The Manager also may use ETFs, exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolio’s investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non‑hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.
Exposure to certain other asset classes may also be achieved through investments in other registered funds advised by the Manager (“AB Mutual Funds”), including the AB All Market Real Return Portfolio of AB Bond Fund, Inc.

PRINCIPAL RISKS:
The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.
The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. Changes in value of the Portfolio may be particularly pronounced because the Portfolio is managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

•
Market Risk: The Portfolio is subject to market risk, which is the risk that stock and bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs on various categories of goods imported from the other country, restrictions on investment and adverse impacts on affected companies and securities. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. Recently, the United States government acted to prohibit U.S. persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Additionally, the Chinese government is involved in a territorial dispute with Taiwan; the risk of a forced unification with Taiwan by the Chinese government may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. If the political climate between the United States, China and other countries in Asia continues to deteriorate, economies and markets may be adversely affected.
Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•
Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value when one of these asset classes is performing more poorly than others. The use of dynamic asset allocation strategies by the Manager may result in less favorable performance than if such strategies had not been used. As the direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Manager’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

•
Derivatives Risk: The Portfolio intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolio to suffer a (potentially unlimited) loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

•
Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

•
Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.

•
Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

•
Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

•
Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

•
Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non‑subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolio’s returns may be adversely affected, including to such an extent that the Portfolio may be unable to maintain positive returns. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation.

•
Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

•
Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

•
Foreign (Non‑U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•
Emerging Markets Securities Risk: The risks of investing in foreign (non‑U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

•
Foreign Currency Risk: This is the risk that changes in foreign (non‑U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). The value of the U.S. Dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolio’s foreign investments when converted to U.S. Dollars.

•
Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•
Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in climate conditions, drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates—that have caused further adverse effects to economies and markets, and more such actions may be forthcoming.

•
Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non‑inflation‑adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

•
Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•
Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, global climate change may have an adverse effect on property and security values and may exacerbate the risks of natural disasters. The COVID-19 pandemic has also impacted certain real estate sectors by accelerating the trend towards online shopping and remote-working environments. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

•
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and management risk. The market value of the shares of other investment companies and ETFs may differ from their net asset value. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.
Bar Chart
The annual returns in the bar chart are for the Portfolio’s Class 1 shares.

During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 8.56%, 2nd quarter, 2020; and Worst Quarter was down ‑10.35%, 1st quarter, 2020.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2022)

		1 Year	5 Years	10 Years
Class 1*	Return Before Taxes	-16.22%	0.48%	2.46%

	Return After Taxes on Distributions	-17.26%	-1.43%	0.75%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-9.56%	-0.16%	1.33%
Class 2	Return Before Taxes	-16.11%	0.64%	2.62%
Bloomberg Global Aggregate Bond Index (U.S. dollar hedged) (reflects no deduction for fees, expenses, or taxes)		-11.22%	0.36%	1.70%
Composite Benchmark** (reflects no deduction for fees, expenses, or taxes)		-11.56%	2.73%	3.68%

*	After‑tax returns:

–	Are shown for Class 1 shares only and will vary for Class 2 shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.

**
Effective March 1, 2022, the Portfolio measures its performance against a composite benchmark comprised of 16.9% Russell 3000, 9.8% MSCI ACWI ex‑USA IMI (net), 3.3% MSCI ACWI Commodity Producers (net), 24.5% Bloomberg US Aggregate Bond, 24.5% Bloomberg Global Aggregate Bond (USD hedged), and 21% Bloomberg 1‑10 Year US TIPS.

INVESTMENT MANAGER:
AllianceBernstein L.P. (“Manager”) is the investment manager for the Portfolio.
PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Portfolio:

Employee	Length of Service	Title
Alexander Barenboym	Since 2014	Senior Vice President of the Manager

Daniel J. Loewy	Since 2010	Senior Vice President of the Manager

Caglasu Altunkopru	Since 2021	Senior Vice President of the Manager
PURCHASE AND SALE OF PORTFOLIO SHARES:
Purchase Minimums*

	Initial	Subsequent
Class 1	$25,000	None
Class 2	$1,500,000	None

*
Note: Initial purchase minimums are measured across all Overlay Portfolios in the aggregate. The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co. LLC, 1345 Avenue of the Americas, New York, NY 10105. Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.
TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.

Tax‑Aware Overlay B Portfolio of Sanford C. Bernstein Fund, Inc.

INVESTMENT OBJECTIVE:
The investment objective of the Tax‑Aware Overlay B Portfolio (“Portfolio”) is to manage the volatility of a fixed-income-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Bernstein Private Wealth Management of AllianceBernstein L.P.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

	Class 1	Class 2
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1		Class 2
Management Fees	0.65%		0.65%

Distribution and/or Service (12b‑1) Fees	None		None

Other Expenses:
Shareholder Servicing	0.15%		None
Transfer Agent	0.00%	(a)	0.00%	(a)
Other Expenses	0.03%		0.03%

Total Other Expenses	0.18%		0.03%

Acquired Fund Fees and Expenses	0.03%		0.03%

Total Annual Portfolio Operating Expenses	0.86%		0.71%

(a)	Amount is less than 0.01%.
Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

	Class 1	Class 2
After 1 Year	$88	$73

After 3 Years	$274	$227

After 5 Years	$477	$395

After 10 Years	$1,061	$883
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.
These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. For the most recent fiscal year, the Portfolio’s portfolio turnover rate was 12% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein Private Wealth Management of AllianceBernstein L.P. (“Bernstein”). The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.
The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments, that provide investment exposure to a variety of asset classes. These asset classes may include: fixed-income instruments and equity securities of issuers located within and outside the United States, real estate related securities, below-investment grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolio, AllianceBernstein L.P. (the “Manager”) seeks to manage the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to municipal securities. The Portfolio’s asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives. The Portfolio seeks to minimize the impact of federal income taxes on shareholders’ returns over time.
The Portfolio may obtain fixed-income exposure primarily by investing in municipal securities rated A or better by NRSROs (or, if unrated, determined by the Manager to be of comparable quality), comparably rated municipal notes and derivatives. The Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state. The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax. The Portfolio may invest in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities may enhance the after‑tax return for Portfolio investors. The Portfolio’s fixed-income securities may include high yield securities and preferred stock. To identify attractive bonds for the Portfolio, the Manager combines quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies.
The Portfolio may obtain equity exposure principally through derivatives but may also invest in common stocks, preferred stocks, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). In selecting equity investments, the Manager may select stocks from the Manager’s bottom‑up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolio are fundamental and bottom‑up, based largely on specific company and industry findings and taking into account broad economic forecasts.
The Manager alters asset class exposures as market and economic conditions change. The Manager employs risk/return tools and fundamental research insights to determine how to adjust the Portfolio’s exposures to various asset classes. These dynamic adjustments to the Portfolio’s asset class exposures are implemented principally through the use of derivatives. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions. The Portfolio may invest part or all of its portfolio in U.S. government obligations or investment-grade debt securities of U.S. issuers. The Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents.
The Manager also may use exchange traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolio’s investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non‑hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio may use options strategies (involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices), futures contracts (including futures contracts on individual securities and stock indices), swap agreements (including interest rate swaps and currency swaps) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.
The Manager employs tax management strategies in an attempt to reduce the impact of U.S. federal income taxes on shareholders in the Portfolio. For example, the Manager considers the tax impact that buy and sell investment decisions will have on the Portfolio’s shareholders. The Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in the Portfolio with the highest cost basis. The Manager may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Manager will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

Exposure to certain other asset classes may also be achieved through investments in other registered funds advised by the Manager (“AB Mutual Funds”), including the AB All Market Real Return Portfolio of AB Bond Fund, Inc.
PRINCIPAL RISKS:
The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.
The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. Changes in value of the Portfolio may be particularly pronounced because the Portfolio is managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

•
Market Risk: The Portfolio is subject to market risk, which is the risk that stock and bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs on various categories of goods imported from the other country, restrictions on investment and adverse impacts on affected companies and securities. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. Recently, the United States government acted to prohibit U.S. persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Additionally, the Chinese government is involved in a territorial dispute with Taiwan; the risk of a forced unification with Taiwan by the Chinese government may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. If the political climate between the United States, China and other countries in Asia continues to deteriorate, economies and markets may be adversely affected.
Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•
Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. The use of dynamic asset allocation strategies by the Manager may result in less favorable performance than if such strategies had not been used. As the direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Manager’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

•
Derivatives Risk: The Portfolio intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolio to suffer a (potentially unlimited) loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

•
Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

•
Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.

•
Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

•
Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

•
Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

•
Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non‑subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

•
Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID‑19). To the extent the Portfolio invests in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes, which may be further exacerbated by recent environmental conditions and climate change patterns. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.
The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID‑19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolio’s returns may be adversely affected, including to such an extent that the Portfolio may be unable to maintain positive returns. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation.

•
Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

•
Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

•
Foreign (Non‑U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•
Emerging Markets Securities Risk: The risks of investing in foreign (non‑U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

•
Foreign Currency Risk: This is the risk that changes in foreign (non‑U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). The value of the U.S. Dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolio’s foreign investments when converted to U.S. Dollars.

•
Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•
Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in climate conditions, drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates—that have caused further adverse effects to economies and markets, and more such actions may be forthcoming.

•
Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non‑inflation‑adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

•
Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•
Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, global climate change may have an adverse effect on property and security values and may exacerbate the risks of natural disasters. The COVID-19 pandemic has also impacted certain real estate sectors by accelerating the trend towards online shopping and remote-working environments. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

•
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and management risk. The market value of the shares of other investment companies and ETFs may differ from their net asset value. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

•
Tax Risk: There is no guarantee that the income on the Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax‑exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart
The annual returns in the bar chart are for the Portfolio’s Class 1 shares.

During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 6.30%, 4th quarter, 2020; and Worst Quarter was down ‑9.24%, 1st quarter, 2020.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2022)

		1 Year	5 Years	10 Years
Class 1*	Return Before Taxes	-12.92%	1.02%	2.68%

	Return After Taxes on Distributions	-13.14%	0.42%	1.90%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-7.07%	0.96%	2.11%
Class 2	Return Before Taxes	-12.82%	1.16%	2.83%
Bloomberg 5‑Year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		-5.02%	1.27%	1.46%
Composite Benchmark** (reflects no deduction for fees, expenses, or taxes)		-9.43%	3.33%	3.97%

*	After‑tax returns:

–	Are shown for Class 1 shares only and will vary for Class 2 shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.

**
Effective March 1, 2022, the Portfolio measures its performance against a composite benchmark comprised of 19% Russell 3000, 11% MSCI ACWI ex‑USA IMI (net), 42% Bloomberg 1‑10 Year Municipal Bond, and 28% Bloomberg 1‑10 Year US TIPS.

INVESTMENT MANAGER:
AllianceBernstein L.P. (“Manager”) is the investment manager for the Portfolio.
PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Portfolio:

Employee	Length of Service	Title
Alexander Barenboym	Since 2014	Senior Vice President of the Manager

Daniel J. Loewy	Since 2010	Senior Vice President of the Manager

Caglasu Altunkopru	Since 2021	Senior Vice President of the Manager

PURCHASE AND SALE OF PORTFOLIO SHARES:
Purchase Minimums*

	Initial	Subsequent
Class 1	$25,000	None
Class 2	$1,500,000	None

*
Note: Initial purchase minimums are measured across all Overlay Portfolios in the aggregate. The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co. LLC, 1345 Avenue of the Americas, New York, NY 10105. Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.
TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains. Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

Tax‑Aware Overlay C Portfolio of Sanford C. Bernstein Fund, Inc.

INVESTMENT OBJECTIVE:
The investment objective of the Tax‑Aware Overlay C Portfolio (“Portfolio”) is to manage the volatility of a fixed-income-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Bernstein Private Wealth Management of AllianceBernstein L.P.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

	Class 1	Class 2
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.65%	0.65%

Distribution and/or Service (12b‑1) Fees	None	None

Other Expenses:
Shareholder Servicing	0.15%	None
Transfer Agent	0.01%	0.01%
Other Expenses	0.06%	0.06%

Total Other Expenses	0.22%	0.07%

Acquired Fund Fees and Expenses	0.03%	0.03%

Total Annual Portfolio Operating Expenses	0.90%	0.75%

Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

	Class 1	Class 2
After 1 Year	$92	$77

After 3 Years	$287	$240

After 5 Years	$498	$417

After 10 Years	$1,108	$930
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.
These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. For the most recent fiscal year, the Portfolio’s portfolio turnover rate was 18% of the average value of its portfolio.
PRINCIPAL STRATEGIES:
The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein Private Wealth Management of AllianceBernstein L.P. (“Bernstein”). The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments, that provide investment exposure to a variety of asset classes. These asset classes may include: fixed-income instruments and equity securities of issuers located within and outside the United States, real estate related securities, below-investment grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolio, AllianceBernstein L.P. (the “Manager”) seeks to manage the volatility of diversified client portfolios managed by Bernstein whose fixed-income investments reflect a significant allocation to California municipal securities. The Portfolio’s asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives. The Portfolio seeks to minimize the impact of federal and state income taxes on shareholders’ returns over time for California residents.
The Portfolio may obtain fixed-income exposure primarily by investing in municipal securities rated A or better by NRSROs (or, if unrated, determined by the Manager to be of comparable quality), comparably rated municipal notes and derivatives. The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax. The Portfolio may invest in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities may enhance the after‑tax return for Portfolio investors. The Portfolio’s fixed-income securities may include high yield securities and preferred stock. To identify attractive bonds for the Portfolio, the Manager combines quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies.
The Portfolio may obtain equity exposure principally through derivatives but may also invest in common stocks, preferred stocks, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). In selecting equity investments, the Manager may select stocks from the Manager’s bottom‑up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolio are fundamental and bottom‑up, based largely on specific company and industry findings and taking into account broad economic forecasts.
The Manager alters asset class exposures as market and economic conditions change. The Manager employs risk/return tools and fundamental research insights to determine how to adjust the Portfolio’s exposures to various asset classes. These dynamic adjustments to the Portfolio’s asset class exposures are implemented principally through the use of derivatives. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions. The Portfolio may invest part or all of its portfolio in U.S. government obligations or investment-grade debt securities of U.S. issuers. The Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents.
The Manager also may use exchange traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolio’s investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non‑hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio may use options strategies (involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices), futures contracts (including futures contracts on individual securities and stock indices), swap agreements (including interest rate swaps and currency swaps) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.
The Manager employs tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolio. For example, the Manager considers the tax impact that buy and sell investment decisions will have on the Portfolio’s shareholders. The Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in the Portfolio with the highest cost basis. The Manager may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Manager will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.
Exposure to certain other asset classes may also be achieved through investments in other registered funds advised by the Manager (“AB Mutual Funds”), including the AB All Market Real Return Portfolio of AB Bond Fund, Inc.

PRINCIPAL RISKS:
The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.
The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. Changes in value of the Portfolio may be particularly pronounced because the Portfolio is managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

•
Market Risk: The Portfolio is subject to market risk, which is the risk that stock and bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs on various categories of goods imported from the other country, restrictions on investment and adverse impacts on affected companies and securities. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. Recently, the United States government acted to prohibit U.S. persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Additionally, the Chinese government is involved in a territorial dispute with Taiwan; the risk of a forced unification with Taiwan by the Chinese government may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. If the political climate between the United States, China and other countries in Asia continues to deteriorate, economies and markets may be adversely affected.
Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and be-

yond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•
Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. The use of dynamic asset allocation strategies by the Manager may result in less favorable performance than if such strategies had not been used. As the direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Manager’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

•
Derivatives Risk: The Portfolio intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolio to suffer a (potentially unlimited) loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

•
Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

•
Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. The Portfolio is subject to greater risk because the market for municipal securities is generally smaller and may not be as liquid as many other fixed-income markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.

•
Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

•
Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID‑19). These investments in California municipal securities may be vulnerable to events adversely affecting California’s economy, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as droughts, wildfires, flooding and earthquakes, which may be further exacerbated by recent environmental conditions and climate change patterns. These investments in California municipal securities may be vulnerable to events adversely affecting California’s economy. Its economy continues to be affected by fiscal constraints partly as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.
The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID‑19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolio’s returns may be adversely affected, including to such an extent that the Portfolio may be unable to maintain positive returns. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation.

•
Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

•
Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

•
Foreign (Non‑U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•
Emerging Markets Securities Risk: The risks of investing in foreign (non‑U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

•
Foreign Currency Risk: This is the risk that changes in foreign (non‑U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). The value of the U.S. Dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolio’s foreign investments when converted to U.S. Dollars.

•
Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•
Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in climate conditions, drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates—that have caused further adverse effects to economies and markets, and more such actions may be forthcoming.

•
Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non‑inflation‑adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

•
Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•
Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, global climate change may have an adverse effect on property and security values and may exacerbate the risks of natural disasters. The COVID-19 pandemic has also impacted certain real estate sectors by accelerating the trend towards online shopping and remote-working environments. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

•
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and management risk. The market value of the shares of other investment companies and ETFs may differ from their net asset value. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

•
Tax Risk: There is no guarantee that the income on the Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax‑exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

•
Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.
Bar Chart
The annual returns in the bar chart are for the Portfolio’s Class 1 shares.

During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 6.13%, 4th quarter, 2020; and Worst Quarter was down ‑9.31%, 1st quarter, 2020.

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2022)

		1 Year	5 Years	10 Years
Class 1*	Return Before Taxes	-12.87%	0.80%	2.50%

	Return After Taxes on Distributions	-13.03%	0.12%	1.68%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-7.03%	0.74%	1.93%
Class 2	Return Before Taxes	-12.69%	0.96%	2.66%
Bloomberg 5‑Year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		-5.02%	1.27%	1.46%
Composite Benchmark** (reflects no deduction for fees, expenses, or taxes)		-9.43%	3.33%	3.97%

*	After‑tax returns:

–	Are shown for Class 1 shares only and will vary for Class 2 shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.

**
The Portfolio measures its performance against a composite benchmark comprised of 19% Russell 3000, 11% MSCI ACWI ex‑USA IMI (net), 28% Bloomberg 1‑10 Year US TIPS, and 42% Bloomberg 1‑10 Year Municipal Bond.

INVESTMENT MANAGER:
AllianceBernstein L.P. (“Manager”) is the investment manager for the Portfolio.
PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Portfolio:

Employee	Length of Service	Title
Alexander Barenboym	Since 2014	Senior Vice President of the Manager

Daniel J. Loewy	Since 2010	Senior Vice President of the Manager

Caglasu Altunkopru	Since 2021	Senior Vice President of the Manager
PURCHASE AND SALE OF PORTFOLIO SHARES:
Purchase Minimums*

	Initial	Subsequent
Class 1	$25,000	None
Class 2	$1,500,000	None

*
Note: Initial purchase minimums are measured across all Overlay Portfolios in the aggregate. The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co. LLC, 1345 Avenue of the Americas, New York, NY 10105. Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.
TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains. Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

Tax‑Aware Overlay N Portfolio of Sanford C. Bernstein Fund, Inc.

INVESTMENT OBJECTIVE:
The investment objective of the Tax‑Aware Overlay N Portfolio (“Portfolio”) is to manage the volatility of a fixed-income-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Bernstein Private Wealth Management of AllianceBernstein L.P.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

	Class 1	Class 2
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2
Management Fees	0.65%	0.65%

Distribution and/or Service (12b‑1) Fees	None	None

Other Expenses:
Shareholder Servicing	0.15%	None
Transfer Agent	0.01%	0.01%
Other Expenses	0.08%	0.08%

Total Other Expenses	0.24%	0.09%

Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Portfolio Operating Expenses	0.92%	0.77%

Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

	Class 1	Class 2
After 1 Year	$94	$79

After 3 Years	$293	$246

After 5 Years	$509	$428

After 10 Years	$1,131	$954
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.
These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. For the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein Private Wealth Management of AllianceBernstein L.P. (“Bernstein”). The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. The Portfolio is NOT designed to be used as a stand-alone investment. The Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments, that provide investment exposure to a variety of asset classes. These asset classes may include: fixed-income instruments and equity securities of issuers located within and outside the United States, real estate related securities, below-investment grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolio, AllianceBernstein L.P. (the “Manager”) seeks to manage the volatility of diversified client portfolios managed by Bernstein whose fixed-income investments reflect a significant allocation to New York municipal securities. The Portfolio’s asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives. The Portfolio seeks to minimize the impact of federal, state and local income taxes on shareholders’ returns over time for New York residents.
The Portfolio may obtain fixed-income exposure primarily by investing in municipal securities rated A or better by NRSROs (or, if unrated, determined by the Manager to be of comparable quality), comparably rated municipal notes and derivatives. The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax. The Portfolio may invest in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities may enhance the after‑tax return for Portfolio investors. The Portfolio’s fixed-income securities may include high yield securities and preferred stock. To identify attractive bonds for the Portfolio, the Manager combines quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies.
The Portfolio may obtain equity exposure principally through derivatives but may also invest in common stocks, preferred stocks, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). In selecting equity investments, the Manager may select stocks from the Manager’s bottom‑up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Manager draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolio are fundamental and bottom‑up, based largely on specific company and industry findings and taking into account broad economic forecasts.
The Manager alters asset class exposures as market and economic conditions change. The Manager employs risk/return tools and fundamental research insights to determine how to adjust the Portfolio’s exposures to various asset classes. These dynamic adjustments to the Portfolio’s asset class exposures are implemented principally through the use of derivatives. The Portfolio may maintain a significant percentage of its assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Portfolio’s obligations under derivative transactions. The Portfolio may invest part or all of its portfolio in U.S. government obligations or investment-grade debt securities of U.S. issuers. The Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents.
The Manager also may use exchange traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolio’s investment strategies. The Portfolio may enter into foreign currency transactions for hedging and non‑hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio may use options strategies (involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices), futures contracts (including futures contracts on individual securities and stock indices), swap agreements (including interest rate swaps and currency swaps) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.
The Manager employs tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolio. For example, the Manager considers the tax impact that buy and sell investment decisions will have on the Portfolio’s shareholders. The Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in the Portfolio with the highest cost basis. The Manager may monitor the length of time the Portfolio has held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Manager considers whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Portfolio.

Exposure to certain other asset classes may also be achieved through investments in other registered funds advised by the Manager (“AB Mutual Funds”), including the AB All Market Real Return Portfolio of AB Bond Fund, Inc.
PRINCIPAL RISKS:
The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.
The Portfolio is intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolio should be evaluated only in the context of the investor’s complete investment program. Changes in value of the Portfolio may be particularly pronounced because the Portfolio is managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolio is NOT designed to be used as a stand-alone investment.

•
Market Risk: The Portfolio is subject to market risk, which is the risk that stock and bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs on various categories of goods imported from the other country, restrictions on investment and adverse impacts on affected companies and securities. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. Recently, the United States government acted to prohibit U.S. persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Additionally, the Chinese government is involved in a territorial dispute with Taiwan; the risk of a forced unification with Taiwan by the Chinese government may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. If the political climate between the United States, China and other countries in Asia continues to deteriorate, economies and markets may be adversely affected.
Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•
Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. The use of dynamic asset allocation strategies by the Manager may result in less favorable performance than if such strategies had not been used. As the direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Manager’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

•
Derivatives Risk: The Portfolio intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolio to suffer a (potentially unlimited) loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

•
Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolio’s investments and make it more volatile. The use of leverage may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so.

•
Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. The Portfolio is subject to greater risk because the market for municipal securities is generally smaller and may not be as liquid as many other fixed-income markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.

•
Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

•
Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID‑19). The Portfolio may invest a substantial portion of its assets in New York municipal securities. Thus, the Portfolio may be vulnerable to events adversely affecting New York’s economy, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and blizzards, which may be further exacerbated by recent environmental conditions and climate change patterns. New York’s economy has a relatively large share of the nation’s financial activities. With the financial services sector contributing a significant portion of the state’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets, such as the recent market downturns in equity and fixed income securities. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.
The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID‑19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolio’s returns may be adversely affected, including to such an extent that the Portfolio may be unable to maintain positive returns. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation.

•
Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

•
Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

•
Foreign (Non‑U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•
Emerging Markets Securities Risk: The risks of investing in foreign (non‑U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

•
Foreign Currency Risk: This is the risk that changes in foreign (non‑U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). The value of the U.S. Dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolio’s foreign investments when converted to U.S. Dollars.

•
Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•
Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in climate conditions, drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates—that have caused further adverse effects to economies and markets, and more such actions may be forthcoming.

•
Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non‑inflation‑adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

•
Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•
Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, global climate change may have an adverse effect on property and security values and may exacerbate the risks of natural disasters. The COVID-19 pandemic has also impacted certain real estate sectors by accelerating the trend towards online shopping and remote-working environments. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

•
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and management risk. The market value of the shares of other investment companies and ETFs may differ from their net asset value. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

•
Tax Risk: There is no guarantee that the income on the Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax‑exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

•
Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.
Bar Chart
The annual returns in the bar chart are for the Portfolio’s Class 1 shares.

During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 6.89%, 4th quarter, 2020; and Worst Quarter was down ‑10.21%, 1st quarter, 2020.

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2022)

		1 Year	5 Years	10 Years
Class 1*	Return Before Taxes	‑13.35%	0.72%	2.53%

	Return After Taxes on Distributions	‑13.50%	0.15%	1.76%

	Return After Taxes on Distributions and Sale of Portfolio Shares	‑7.26%	0.73%	1.98%
Class 2	Return Before Taxes	-13.16%	0.89%	2.69%
Bloomberg 5‑Year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		-5.02%	1.27%	1.46%
Composite Benchmark** (reflects no deduction for fees, expenses, or taxes)		-9.43%	3.33%	3.97%

*	After‑tax returns:

–	Are shown for Class 1 shares only and will vary for Class 2 shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.

**
The Portfolio measures its performance against a composite benchmark comprised of 19% Russell 3000, 11% MSCI ACWI ex‑USA IMI (net), 28% Bloomberg 1‑10 Year US TIPS, and 42% Bloomberg 1‑10 Year Municipal Bond.

INVESTMENT MANAGER:
AllianceBernstein L.P. (“Manager”) is the investment manager for the Portfolio.
PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Portfolio:

Employee	Length of Service	Title
Alexander Barenboym	Since 2014	Senior Vice President of the Manager

Daniel J. Loewy	Since 2010	Senior Vice President of the Manager

Caglasu Altunkopru	Since 2021	Senior Vice President of the Manager
PURCHASE AND SALE OF PORTFOLIO SHARES:
Purchase Minimums*

	Initial	Subsequent
Class 1	$25,000	None
Class 2	$1,500,000	None

*
Note: Initial purchase minimums are measured across all Overlay Portfolios in the aggregate. The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co. LLC, 1345 Avenue of the Americas, New York, NY 10105. Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.
TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains. Any dividends paid by the Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax.

SUMMARY INFORMATION: BERNSTEIN FUND, INC.

NON‑U.S. STOCK PORTFOLIOS

International Strategic Equities Portfolio of Bernstein Fund, Inc.

INVESTMENT OBJECTIVE:
The Portfolio’s investment objective is to provide long-term growth of capital.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

	SCB Class	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Maximum Account Fee	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	SCB Class		Advisor Class
Management Fees	0.66%		0.66%

Distribution and/or Service (12b‑1) Fees	None		None

Other Expenses:
Shareholder Servicing	0.25%		None
Transfer Agent	0.01%		0.01%
Other Expenses(a)	0.02%		0.03%

Total Other Expenses	0.28%		0.04%

Total Annual Portfolio Operating Expenses	0.94%		0.70%

Fee Waiver/ Expense Reimbursement(b)	0.00%	(c)	(0.01)%

Total Annual Portfolio Operating Expenses after Fee Waiver/Expense Reimbursement	0.94%		0.69%

(a)	“Other Expenses” includes acquired fund fees and expenses totaling less than .01%.

(b)
The Manager has contractually agreed to waive its fees and/or reimburse expenses of the Portfolio in order to offset all fees and expenses related to the Portfolio’s investment in certain other registered funds advised by the Manager. This contractual waiver extends until January 28, 2024.

(c)	Less than 0.01%
Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same and that any fee waiver is in effect only for the first year.
Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

	SCB Class	Advisor Class
After 1 Year	$96	$70

After 3 Years	$300	$223

After 5 Years	$520	$389

After 10 Years	$1,155	$870

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.
These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. For the most recent fiscal year, the Portfolio’s portfolio turnover rate was 73% of the average value of its portfolio.
PRINCIPAL STRATEGIES:
The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and equity real estate investment trusts (“REITs”). You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.
AllianceBernstein L.P. serves as the Portfolio’s investment manager. The Manager invests the assets of the Portfolio primarily (under normal circumstances, at least 65% of net assets) in equity securities of issuers in countries that make up the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex USA Index, which includes both developed and emerging market countries. The Portfolio focuses on securities of large‑cap and mid‑cap companies. The Manager expects to allocate fund assets among issuers in many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI ACWI ex USA Index and may invest in issuers in countries outside of the MSCI ACWI ex USA Index. The Portfolio’s exposure among non‑U.S. countries may change over time based on the Manager’s assessment of market conditions and the investment merit of particular non‑U.S. issuers. Under normal circumstances, the Manager invests in companies located in at least three countries other than the United States and expects to have exposure to issuers in several different countries. In determining a company’s location for purposes of the Portfolio’s investment policies and restrictions, the Manager may consider: (1) the place of domicile; (2) where the company has an established presence and conducts its business; and (3) where the company conducts a significant part of its economic activities. The Portfolio may, at times, invest significantly in emerging markets.
The Manager utilizes both fundamental and quantitative research to both determine which securities will be held by the Portfolio and to manage risk. In applying its quantitative analysis, the Manager considers a number of metrics that have historically provided some indication of favorable future returns, including metrics relating to valuation, quality, investor behavior and corporate behavior. Utilizing these resources, the Manager expects to allocate the Portfolio’s assets among issuers, industries and geographic locations to attempt to create a diversified portfolio of investments.
The Portfolio may also invest in exchange-traded funds (“ETFs”) and other investment companies from time to time.
The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may invest in currency derivatives as discussed below and in futures contracts to gain exposure to certain markets. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.
Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Manager may employ currency hedging strategies, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio, but it is not required to do so. The Manager may also take long and short positions in currencies or related derivatives for investment purposes, independent of any security positions. The Manager may use stock index futures contracts to gain access to certain markets.
PRINCIPAL RISKS:
The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•
Foreign (Non‑U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•
Country Concentration Risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

•
Sector Risk: The Portfolio may have more risk because of concentrated investments in a particular market sector, such as the financials, consumer discretionary, information technology or industrials sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolio’s investments.

•
Emerging Markets Securities Risk: The risks of investing in foreign (non‑U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

•
Foreign Currency Risk: This is the risk that changes in foreign (non‑U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). The value of the U.S. Dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolio’s foreign investments when converted to U.S. Dollars.

•
Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•
Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.

•
Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

•
Market Risk: The Portfolio is subject to market risk, which is the risk that stock prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts; cybersecurity events; market disruptions caused by tariffs; trade disputes; measures to address budget deficits; downgrading of sovereign debt; sanctions or other government actions; and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs on various categories of goods imported from the other country, restrictions on investment and adverse impacts on affected companies and securities. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. Recently, the United States government acted to prohibit U.S. persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Additionally, the Chinese government is involved in a territorial dispute with Taiwan; the risk of a forced unification with Taiwan by the Chinese government may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. If the political climate between the United States, China and other countries in Asia continues to deteriorate, economies and markets may be adversely affected.
Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•
Capitalization Risk: Investments in mid‑capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid‑capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources. The prices of securities of mid‑capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of mid‑capitalization companies may underperform large capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.

•
Allocation Risk: The Portfolio may seek to focus on different investment disciplines or factors at different times as a means to achieve its investment objective. In the event that the investment disciplines or factors to which the Portfolio has greater exposure perform worse than the investment disciplines or factors with less exposure, the Portfolio’s returns may be negatively affected.

•
Derivatives Risk: The Portfolio may use derivatives in currency hedging as well as for direct investments to gain access to certain markets, earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolio to suffer a (potentially unlimited) loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the Manager and could also have an adverse effect on the value or performance of the Portfolio.

•
Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, global climate change may have an adverse effect on property and security values and may exacerbate the risks of natural disasters. The COVID-19 pandemic has also impacted certain real estate sectors by accelerating the trend towards online shopping and remote-working environments. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

•
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other registered funds advised by the Manager and ETFs, are subject to market and management risk. The market value of the shares of other investment companies and ETFs may differ from their net asset value. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over the life of the Portfolio; and

•	how the Portfolio’s average annual returns for one year, five years and over the life of the Portfolio compare to those of a broad-based securities market index.
You may obtain updated performance information for the Portfolio at www.bernstein.com (at the bottom of the page, click on “Investments,” then “Mutual Fund Performance at a Glance”).
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

Bar Chart
The annual returns in the bar chart are for the Portfolio’s SCB Class shares.

During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 15.45%, 2nd quarter, 2020; and Worst Quarter was down ‑23.48%, 1st quarter, 2020.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2022)

		1 Year	5 Years	Since Inception*
SCB Class**	Return Before Taxes	‑17.79%	‑0.90%	3.52%

	Return After Taxes on Distributions	‑18.44%	-1.44%	2.99%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-9.96%	-0.48%	2.92%
Advisor Class	Return Before Taxes	-17.54%	-0.64%	3.77%
MSCI ACWI ex USA Index (reflects no deduction for fees, expenses, or taxes)		-16.00%	0.88%	5.02%

*	Inception date for SCB and Advisor Class shares: December 21, 2015.

**	After‑tax returns:

–	Are shown for SCB Class shares only and will vary for Advisor Class shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.
INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.
PORTFOLIO MANAGER:
The following table lists the person primarily responsible for day‑to‑day management of the Portfolio:

Employee	Length of Service	Title
Vivian Chen	Since January 2023	Senior Vice President of the Manager

Stuart Rae	Since 2015	Senior Vice President of the Manager
PURCHASE AND SALE OF PORTFOLIO SHARES:
Purchase Minimums*

	Initial	Subsequent
SCB Class Shares	$10,000	None
Advisor Class Shares (currently only available to certain clients of the Bernstein Private Wealth Management Unit of the Manager)	$10,000	None

*	The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.
You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC, 1345 Avenue of the Americas, New York, NY 10105. Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.

TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

International Small Cap Portfolio of Bernstein Fund, Inc.

INVESTMENT OBJECTIVE:
The Portfolio’s investment objective is to provide long-term growth of capital.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

	SCB Class	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Maximum Account Fee	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	SCB Class	Advisor Class
Management Fees	1.00%	1.00%

Distribution and/or Service (12b‑1) Fees	None	None

Other Expenses:
Shareholder Servicing	0.25%	None
Transfer Agent	0.02%	0.02%
Other Expenses	0.05%	0.05%

Total Other Expenses	0.32%	0.07%

Total Annual Portfolio Operating Expenses	1.32%	1.07%

Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

	SCB Class	Advisor Class
After 1 Year	$134	$109

After 3 Years	$418	$340

After 5 Years	$723	$590

After 10 Years	$1,590	$1,306
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.
These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. For the most recent fiscal year, the Portfolio’s portfolio turnover rate was 50% of the average value of its portfolio.
PRINCIPAL STRATEGIES:
The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and equity real estate investment trusts (“REITs”). You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.
AllianceBernstein L.P. serves as the Portfolio’s investment manager. The Manager invests the assets of the Portfolio primarily in a diversified portfolio of equity securities of small-capitalization companies located outside of the United States. Under normal circumstances, at least 65% of the Portfolio’s net assets are invested in companies located outside of the United States. The Portfolio defines small-capitalization companies as those that, at the time of investment, have market capitalizations within the market capitalization range of the Portfolio’s benchmark, the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex USA Small Cap Index. The market capitalizations of companies in the MSCI ACWI ex USA Small Cap Index were between approximately $16.13 million and $3.63 billion at December 31, 2022. The market capitalization of the companies included in the Portfolio’s definition of “small-capitalization” companies changes over time as the capitalization of the securities included in the MSCI ACWI ex USA Small Cap Index changes.
The Portfolio’s exposure to non‑U.S. companies may change over time based on the Manager’s assessment of market conditions and the investment merit of non‑U.S. issuers. Under normal circumstances, the Manager invests in companies located in at least three countries other than the United States and expects to have exposure to issuers in several different countries. In determining a company’s location for purposes of the Portfolio’s investment policies and restrictions, the Manager may consider: (1) the place of domicile; (2) where the company has an established presence and conducts its business; and (3) where the company conducts a significant part of its economic activities. The Portfolio may invest in both developed and emerging market countries and, at times, may invest significantly in emerging markets.
The Manager seeks to identify attractive investment opportunities primarily through its fundamental investment research or quantitative analysis. In applying its fundamental research, the Manager generally seeks to identify companies that possess both attractive valuation and compelling company- and/or industry-level investment catalysts. In applying its quantitative analysis, the Manager typically considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior. Utilizing these resources, the Manager expects to allocate the Portfolio’s assets among issuers, industries and geographic locations to attempt to create a diversified portfolio of investments.
The Portfolio may invest in established companies and also in new and less-seasoned issuers. The Portfolio may also invest in exchange-traded funds (“ETFs”) and other investment companies from time to time.
The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may invest in currency derivatives as discussed below and in futures contracts to gain exposure to certain markets. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.
Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Manager may employ currency hedging strategies, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio, but it is not required to do so. The Manager may also take long and short positions in currencies or related derivatives for investment purposes, independent of any security positions. The Manager may use stock index futures contracts to gain access to certain markets.
PRINCIPAL RISKS:
The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•
Foreign (Non‑U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•
Country Concentration Risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

•
Sector Risk: The Portfolio may have more risk because of concentrated investments in a particular market sector, such as the financials, consumer discretionary, information technology or industrials sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolio’s investments.

•
Emerging Markets Securities Risk: The risks of investing in foreign (non‑U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

•
Foreign Currency Risk: This is the risk that changes in foreign (non‑U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). The value of the U.S. Dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolio’s foreign investments when converted to U.S. Dollars.

•
Market Risk: The Portfolio is subject to market risk, which is the risk that stock prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts; cybersecurity events; market disruptions caused by tariffs; trade disputes; measures to address budget deficits; downgrading of sovereign debt; sanctions or other government actions; and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs on various categories of goods imported from the other country, restrictions on investment and adverse impacts on affected companies and securities. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. Recently, the United States government acted to prohibit U.S. persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Additionally, the Chinese government is involved in a territorial dispute with Taiwan; the risk of a forced unification with Taiwan by the Chinese government may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. If the political climate between the United States, China and other countries in Asia continues to deteriorate, economies and markets may be adversely affected.
Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•
Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•
Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.

•
Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

•
Capitalization Risk: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources. The prices of securities of small capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small capitalization companies may underperform large capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.

•
Allocation Risk: The Portfolio may seek to focus on different investment disciplines or factors at different times as a means to achieve its investment objective. In the event that the investment disciplines or factors to which the Portfolio has greater exposure perform worse than the investment disciplines or factors with less exposure, the Portfolio’s returns may be negatively affected.

•
Derivatives Risk: The Portfolio may use derivatives in currency hedging as well as for direct investments to gain access to certain markets, earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolio to suffer a (potentially unlimited) loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the Manager and could also have an adverse effect on the value or performance of the Portfolio.

•
Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, global climate change may have an adverse effect on property and security values and may exacerbate the risks of natural disasters. The COVID‑19 pandemic has also impacted certain real estate sectors by accelerating the trend towards online shopping and remote-working environments. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

•
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and management risk. The market value of the shares of other investment companies and ETFs may differ from their net asset value. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over the life of the Portfolio; and

•	how the Portfolio’s average annual returns for one year, five years and over the life of the Portfolio compare to those of a broad-based securities market index.
You may obtain updated performance information for the Portfolio at www.bernstein.com (at the bottom of the page, click on “Investments,” then “Mutual Fund Performance at a Glance”).
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.
Bar Chart
The annual returns in the bar chart are for the Portfolio’s SCB Class shares.

During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 23.22%, 2nd quarter, 2020; and Worst Quarter was down ‑29.71%, 1st quarter, 2020.

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2022)

		1 Year	5 Years	Since Inception*
SCB Class**	Return Before Taxes	‑21.02%	‑1.36%	3.49%

	Return After Taxes on Distributions	-20.81%	-1.89%	2.84%

	Return After Taxes on Distributions and Sale of Portfolio Shares	‑12.00%	-0.82%	2.83%
Advisor Class	Return Before Taxes	-20.87%	-1.11%	3.73%
MSCI ACWI ex USA Small Cap Index (reflects no deduction for fees, expenses, or taxes)		-19.97%	0.67%	5.36%

*	Inception date for SCB and Advisor Class shares: December 21, 2015.

**	After‑tax returns:

–	Are shown for SCB Class shares only and will vary for Advisor Class shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.
INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.
PORTFOLIO MANAGERS:
The following table lists the persons primarily responsible for day‑to‑day management of the Portfolio:

Employee	Length of Service	Title
Andrew Birse	Since 2015	Senior Vice President of the Manager

Peter Chocian	Since 2015	Senior Vice President of the Manager

Nelson Yu	Since 2016	Senior Vice President of the Manager
PURCHASE AND SALE OF PORTFOLIO SHARES:
Purchase Minimums*

	Initial	Subsequent
SCB Class Shares	$5,000	None
Advisor Class Shares (currently only available to certain clients of the Bernstein Private Wealth Management Unit of the Manager)	$5,000	None

*	The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.
You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC, 1345 Avenue of the Americas, New York, NY 10105. Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.
TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

U.S. EQUITY PORTFOLIO

Small Cap Core Portfolio of Bernstein Fund, Inc.

INVESTMENT OBJECTIVE:
The Portfolio’s investment objective is to provide long-term growth of capital.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

	SCB Class	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None
Maximum Account Fee	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	SCB Class	Advisor Class
Management Fees	0.80%	0.80%
Distribution and/or Service (12b‑1) Fees	None	None
Other Expenses:
Shareholder Servicing	0.25%	None
Transfer Agent	0.04%	0.04%
Other Expenses	0.04%	0.04%

Total Other Expenses	0.33%	0.08%

Total Annual Portfolio Operating Expenses	1.13%	0.88%

Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

	SCB Class	Advisor Class
After 1 Year	$115	$90

After 3 Years	$359	$281

After 5 Years	$622	$488

After 10 Years	$1,375	$1,084
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.
These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance.
For the most recent fiscal year, the Portfolio’s portfolio turnover rate was 34% of the average value of its portfolio.

PRINCIPAL STRATEGIES:
The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and equity real estate investment trusts (“REITs”). You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.
AllianceBernstein L.P. serves as the Portfolio’s investment manager (the “Manager”). The Manager invests the assets of the Portfolio primarily in a diversified portfolio of equity securities of small-capitalization companies located in the U.S. The Portfolio defines small-capitalization companies as those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Index (the “Russell 2000”) and the largest company in the Russell 2000. As of May 6, 2022, the market capitalization range of the Russell 2000 was between approximately $240.1 million and $6.4 billion. The market capitalization of the companies included in the Portfolio’s definition of “small-capitalization” companies changes over time as the capitalization of the securities included in the Russell 2000 changes.
The Manager utilizes both quantitative analysis and fundamental research to determine which securities will be held by the Portfolio and to manage risk. The Manager applies quantitative analysis to all of the securities in the Portfolio’s research universe, which is composed primarily of securities in the Portfolio’s benchmark (the Russell 2000 Index). Those securities that score highly on this quantitative analysis are then screened to eliminate those securities that the Manager is recommending against purchasing based on its fundamental research, and a portfolio is constructed from the remaining highly ranked securities based on diversification and risk considerations. In its quantitative analysis, the Manager considers a number of metrics that have historically provided some indication of favorable future returns, including metrics relating to valuation, quality, investor behavior and earnings growth. In general, stocks are purchased when, in the view of the Manager, they provide the highest expected returns, considering their contribution to the estimated risk of the Portfolio’s existing investments. Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies does not cause the Manager to dispose of the security. The Manager expects to seek to manage the overall portfolio volatility of the Portfolio relative to the Russell 2000 by favoring securities that offer the best balance between return and targeted risk.
The Portfolio may also invest in exchange-traded funds (“ETFs”) and other investment companies from time to time.
The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may use stock index futures contracts to equitize cash. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.
PRINCIPAL RISKS:
The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•
Sector Risk: The Portfolio may have more risk because of concentrated investments in a particular market sector, such as the financials, consumer discretionary, information technology or industrials sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolio’s investments.

•
Market Risk: The Portfolio is subject to market risk, which is the risk that stock prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts; cybersecurity events; market disruptions caused by tariffs; trade disputes; measures to address budget deficits; downgrading of sovereign debt; sanctions or other government actions; and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests.

In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•
Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.

•
Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

•
Capitalization Risk: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources. The prices of securities of small capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small capitalization companies may underperform large capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.

•
Allocation Risk: The Portfolio may seek to focus on different investment disciplines or factors at different times as a means to achieve its investment objective. In the event that the investment disciplines or factors to which the Portfolio has greater exposure perform worse than the investment disciplines or factors with less exposure, the Portfolio’s returns may be negatively affected.

•
Derivatives Risk: The Portfolio may use derivatives in currency hedging as well as for direct investments to gain access to certain markets, earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolio to suffer a (potentially unlimited) loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regu-

lations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the Manager and could also have an adverse effect on the value or performance of the Portfolio.

•
Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, global climate change may have an adverse effect on property and security values and may exacerbate the risks of natural disasters. The COVID-19 pandemic has also impacted certain real estate sectors by accelerating the trend towards online shopping and remote-working environments. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

•
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other registered funds advised by the Manager and ETFs, are subject to market and management risk. The market value of the shares of other investment companies and ETFs may differ from their net asset value. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over the life of the Portfolio; and

•	how the Portfolio’s average annual returns for one year, five years and over the life of the Portfolio compare to those of a broad-based securities market index.
You may obtain updated performance information for the Portfolio at www.bernstein.com (at the bottom of the page, click on “Investments,” then “Mutual Fund Performance at a Glance”).
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.
Bar Chart
The annual returns in the bar chart are for the Portfolio’s SCB Class shares.

During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 26.65%, 4th quarter, 2020; and Worst Quarter was down ‑32.54%, 1st quarter, 2020.

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2022)

		1 Year	5 Years	Since Inception*
SCB Class**	Return Before Taxes	-19.03%	3.64%	6.00%

	Return After Taxes on Distributions	‑20.44%	2.59%	4.90%

	Return After Taxes on Distributions and Sale of Portfolio Shares	‑10.21%	2.79%	4.56%
Advisor Class	Return Before Taxes	-18.87%	3.88%	6.25%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)		-20.44%	4.13%	7.56%

*	Inception date for SCB and Advisor Class shares: December 29, 2015.

**	After‑tax returns:

–	Are shown for SCB Class shares only and will vary for Advisor Class shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.
INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.
PORTFOLIO MANAGERS:
The following table lists the persons primarily responsible for day‑to‑day management of the Portfolio:

Employee	Length of Service	Title
Serdar Kalaycioglu	Since 2015	Senior Vice President of the Manager

Samantha Lau	Since 2015	Senior Vice President of the Manager

Erik A. Turenchalk	Since 2020	Senior Vice President of the Manager
PURCHASE AND SALE OF PORTFOLIO SHARES:
Purchase Minimums*

	Initial	Subsequent
SCB Class	$5,000	None
Advisor Class Shares (currently only available to certain clients of the Bernstein Private Wealth Management Unit of the Manager)	$5,000	None

*	The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.
You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares by sending a request to Sanford C. Bernstein & Co., LLC, 1345 Avenue of the Americas, New York, NY 10105. Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.
TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
Shares of the Portfolio are offered primarily through the Manager’s private client and institutional channels but may also be sold through intermediaries. If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT PROCESSES: OVERLAY PORTFOLIOS

This section contains additional information about investment processes and certain principal risks of the Overlay A Portfolio, the Tax‑Aware Overlay A Portfolio, the Overlay B Portfolio, the Tax‑Aware Overlay B Portfolio, the Tax‑Aware Overlay C Portfolio and the Tax‑Aware Overlay N Portfolio of Sanford C. Bernstein Fund, Inc. (collectively, the “Overlay Portfolios”). This Prospectus refers to AllianceBernstein L.P. as the “Manager” and shareholders of the Portfolios as “you.” All percentage limitations described below are measured immediately after the relevant transaction is made.
Overlay Portfolios
The Overlay Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein Private Wealth Management of AllianceBernstein L.P. (“Bernstein”) and are only available to Bernstein’s private clients. The performance and objectives of the Overlay Portfolios should be evaluated only in the context of the investor’s complete investment program. The board of directors of Sanford C. Bernstein Fund, Inc. does not oversee the investment management services provided by Bernstein directly to private clients. The Overlay Portfolios are NOT designed to be used as stand-alone investments.
Each Overlay Portfolio may access a wide range of asset class exposures to alter the near-term expected risk and reward of a representative investor’s overall asset allocation strategy—one that includes an investment in the Overlay Portfolios and a diversified portfolio of stocks and bonds held through Bernstein. Each of the Overlay A and Tax‑Aware Overlay A Portfolios is designed to complement an equity-oriented asset allocation managed by Bernstein, and each of the Overlay B, Tax‑Aware Overlay B, Tax‑Aware Overlay C and Tax‑Aware Overlay N Portfolios is designed to complement a fixed-income-oriented asset allocation managed by Bernstein. Combinations of the various Overlay Portfolios can be used to suit a variety of intermediate asset allocations.
Investors in the Overlay Portfolios will experience short-term market fluctuations and should have a long-term investment horizon. Investors should evaluate the Overlay Portfolios’ risk in combination with their other Bernstein investments when selecting an Overlay Portfolio. Each Overlay Portfolio may not achieve its goal and is not intended as a complete investment program.
Asset Allocation Overlay. The Manager will employ its risk/return tools and research insights to implement adjustments to the Overlay Portfolios’ asset class exposures, and thereby those within an investor’s Bernstein account, as market and economic conditions change. For example, the Manager may employ derivatives to increase (by taking a long position) or decrease (by taking a short position) exposures to certain asset classes created by its direct investments or to provide market exposure to certain asset classes not held in the Overlay Portfolios. The Overlay Portfolios intend to use derivatives to reduce risk or to seek enhanced returns from certain asset classes as well as to leverage their exposure to certain asset classes. The Overlay Portfolios may maintain a significant percentage of their assets in cash and cash equivalent instruments, some of which may serve as margin or collateral for the Overlay Portfolios’ obligations under derivative transactions. The Manager may use investments in other registered funds advised by the Manager (“AB Mutual Funds”), exchange traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out an Overlay Portfolio’s investment strategies.
Direct Investment. The Overlay Portfolios may invest in a diversified portfolio of securities and other financial instruments that provide exposure to a variety of asset classes, including: fixed-income instruments and equity securities of issuers located within and outside the United States, high yield securities, currencies, commodities and real estate. In addition, the Overlay Portfolios will generally invest a portion of their uncommitted cash balances in derivatives to expose that portion of the Overlay Portfolio to the fixed-income and/or equity markets.
Investments in Other Funds. The Overlay Portfolios expect to invest in other funds (such as other AB Mutual Funds or ETFs) to gain exposure to certain asset classes.
Fixed-Income Instrument Selection: To identify attractive bonds for the Overlay Portfolios, the Manager combines quantitative and fundamental research forecasts through a disciplined investment process to identify opportunities among country/yield curves, sectors, securities and currencies.
Many types of debt securities may be purchased by the Overlay Portfolios, including corporate bonds, notes, U.S. government and agency securities, municipal securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, and foreign securities in developed or emerging-market countries.
Each Overlay Portfolio may invest in fixed-income securities rated below investment grade (BB or below) by NRSROs (high yield bonds). High yield bonds may be more difficult to trade or dispose of than other types of securities and are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness or in response to periods of general economic difficulty. No more than 5% of an Overlay Portfolio’s total assets may be invested in fixed-income securities rated CCC by a NRSRO.
Equity Security Selection: In managing the Overlay Portfolios, the Manager may diversify the direct equity component across multiple investment disciplines as well as capitalization ranges.
The Manager relies on both fundamental and quantitative research to manage both risk and return for the Overlay Portfolios. The research analyses that support buy and sell decisions are fundamental and bottom‑up, based largely on specific company and industry findings and taking into account broad economic forecasts.
The Overlay Portfolios’ direct equity investments will be comprised primarily of common stocks, but the Overlay Portfolios may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs. The Overlay Portfolios may enter into foreign currency transactions for hedging and non‑hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. The Overlay Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Overlay Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. The Overlay Portfolios expect to invest in other funds (such as other AB Mutual Funds or ETFs) to gain exposure to certain asset classes. The Overlay Portfolios may also make investments in less developed or emerging equity markets. See “Additional Investment Information, Special Investment Techniques and Related Risks—Foreign Currency Transactions” for more information about currency trading in the Overlay Portfolios.
Additional Strategies Applicable to the Tax‑Aware Overlay Portfolios
The Manager will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Tax‑Aware Overlay Portfolios. For example, the Manager will consider the tax impact that buy and sell investment decisions will have on such Portfolios’ shareholders. The Manager may sell certain securities in order to realize capital losses. Capital losses may be used to offset realized capital gains. To minimize capital gains distributions, the Manager may sell securities in each such Portfolio with the highest cost basis. The Manager may monitor the length of time such Portfolios have held an investment to evaluate whether the investment should be sold at a short-term gain or held for a longer period so that the gain on the investment will be taxed at the lower long-term rate. In making this decision, the Manager will consider whether, in its judgment, the risk of continued exposure to the investment is worth the tax savings of a lower capital gains rate. In addition, the Tax‑Aware Overlay Portfolios will generally maintain a larger exposure to municipal obligations than the other Portfolios. The use of derivatives will generate taxable income for the Tax‑Aware Overlay Portfolios, which may compromise the Manager’s ability to minimize the tax impact of the Tax‑Aware Overlay Portfolios’ investment strategies. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns of the Tax‑Aware Overlay Portfolios.

ADDITIONAL INVESTMENT INFORMATION, SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS

Principal Investments, Investment Strategies and Risks
In addition to the principal investments previously described in the summary of each Portfolio, the Portfolios may invest in other investments. This section of the Prospectus provides additional information about the Portfolios’ principal investments, strategies and risks. This Prospectus does not describe all of a Portfolio’s investment practices that are non‑principal strategies or all of the related risks of such strategies; Additional information about each Portfolio’s risks and investments can be found in each Portfolio’s summary and the Portfolios’ Statement of Additional Information (“SAI”). This Prospectus refers to Sanford C. Bernstein Fund, Inc. as the “SCB Fund” and Bernstein Fund, Inc. as the “Bernstein Fund.”
ESG Integration
The Manager integrates environmental, social and governance (ESG) considerations into its research and investments analysis with the goal of maximizing return and considering risk within the Portfolio’s investment objective and strategies. Combining third-party ESG data with its own views and research, the Manager analyzes the ESG practices of companies and issuers to identify potentially material ESG factors that can vary across companies and issuers. ESG considerations may include but are not limited to environmental impact, governance and ethical business practices. ESG considerations may not be applicable to all types of instruments or investments.
This ESG integration policy does not apply to the Overlay Portfolios, the International Small Cap Portfolio or the Small Cap Core Portfolio. Because investing on the basis of ESG criteria involves qualitative and subjective analysis, there can be no assurance that the methodology utilized by, or determinations made by, the Manager will align with the beliefs or values of a particular investor, and other managers may make a different assessment of a company’s ESG criteria.
Market Risk
The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including interest rate levels and political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism, supply chain disruptions and power outages and other unforeseeable and external events, and the public response to or fear of such events, have had and may in the future have, an adverse effect on a Portfolio’s investments and net asset value and can lead to increased market volatility. For example, the events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for a Portfolio’s portfolio companies. The occurrence and pendency of such events could adversely affect the economies and financial markets either in specific countries or worldwide. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolios’ assets may decline.
The rapid and global spread of an infectious coronavirus respiratory disease, designated COVID‑19, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID‑19 pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the COVID‑19 pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. In the recent past, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID‑19 pandemic, including by pushing interest rates to very low levels. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.
On January 31, 2020, the United Kingdom (the “U.K.”) formally left the European Union (the “EU”) (“Brexit”) and ceased to be a member of the EU. The U.K. and the EU negotiated an agreement governing their future trading and security relationships. This agreement became effective on a provisional basis on January 1, 2021 and entered into full force on May 1, 2021. The U.K. and the EU also negotiated a Memorandum of Understanding (“MoU”), which creates a framework for voluntary regulatory cooperation in financial services between the U.K. and the EU. The impact on the U.K. and European economies and the broader global economy of the uncertainties associated with implementing the agreement and MoU are significant and could have an adverse effect on the value of a Portfolio’s investments and its net asset value. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the U.K. and EU is developed and the U.K. determines which EU laws to replace or replicate in the future. Any of these effects of Brexit, and others the Manager cannot anticipate, could adversely affect the value of the Portfolio’s investments and its net asset value. The political, economic and legal consequences of Brexit continue to give rise to uncertainties. The U.K. may be less stable than it has been in recent years and investments in U.K. assets may be difficult to value, or subject to greater or more frequent rises and falls in value. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict. Recent actions in response to the Russian invasion of Ukraine have resulted in the devaluation of Russian currency, a downgrade in the country’s credit rating, and illiquidity and near total losses in the value of securities issued by Russian companies or the Russian government, which has had severe adverse effects on the region and beyond, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
Investment in Exchange-Traded Funds and Other Investment Companies
Certain Portfolios may invest in ETFs, and the Overlay Portfolios, the International Strategic Equities Portfolio, the International Small Cap Portfolio and the Small Cap Core Portfolio may invest to a significant extent in shares of other AB Mutual Funds or in ETFs, in each case subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (the “1940 Act”) or any applicable rules, exemptive orders or regulatory guidance.
ETFs are pooled investment vehicles, which may be managed or unmanaged, that seek to track the performance of a specific index or implement actively-managed investment strategies. The index ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. Unlike index ETFs, actively-managed ETFs generally seek to outperform a benchmark index, and they typically have higher expenses than index ETFs, which can lower investment returns. Both index ETFs and actively-managed ETFs may offer exposure to broad investment strategies and across various asset classes, including equity, fixed income, commodities and currencies. In addition, the ETFs in which a Portfolio invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable indices. The market value of the ETF shares may differ from their NAV, This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF’s shares trade at a discount to its NAV.
The Overlay Portfolios, the Emerging Markets Portfolio, the Short Duration Diversified Municipal Portfolio, the International Strategic Equities Portfolio, the International Small Cap Portfolio and the Small Cap Core Portfolio may also invest in other investment companies, including affiliated investment companies, as permitted by the 1940 Act. As with ETFs, if the Portfolios acquire shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which, if not waived or reimbursed in whole or in part, would be in addition to the Portfolios’ expenses. These Portfolios intend to invest uninvested cash balances in an affiliated money market fund, the AB Government Money Market Portfolio of AB Fixed-Income Shares, Inc. (the “Money Market Portfolio”), as permitted by Rule 12d1‑1 under the 1940 Act, and the Overlay Portfolios intend to invest from time to time in other affiliated investment companies, including the AB All Market Real Return Portfolio of AB Bond Fund, Inc. (the “Real Return Portfolio”). In addition, the Overlay A Portfolio and Tax‑Aware Overlay A Portfolio intend to invest from time to time in the Emerging Markets Portfolio of the SCB Fund and the International Small Cap Portfolio, International Strategic Equities Portfolio and Small Cap Core Portfolio of the Bernstein Fund.
The Manager has contractually agreed to waive its fees and/or reimburse expenses of the Overlay A Portfolio and the Tax‑Aware Overlay A Portfolio in order to offset fees and expenses related to each Portfolio’s investment in the Emerging Markets Portfolio of the SCB Fund and the International

Small Cap Portfolio, International Strategic Equities Portfolio and Small Cap Core Portfolio of the Bernstein Fund. This contractual waiver extends until January 28, 2024. With respect to investments by the Overlay Portfolios in other affiliated registered investment companies, the Manager will waive its advisory fee from each Overlay Portfolio in an amount equal to the effective advisory fee of the underlying affiliated registered investment company.
A Portfolio’s investment in other investment companies, including ETFs, subjects the Portfolio indirectly to the underlying risks of those companies. Descriptions of the Emerging Markets Portfolio of the SCB Fund, as well as the International Small Cap Portfolio, International Strategic Equities Portfolio and Small Cap Core Portfolio of the Bernstein Fund are contained in this Prospectus, as well as in the SAI for the Portfolios. Brief descriptions of the Real Return Portfolio and the Money Market Portfolio follow. Additional details are available in the prospectus and SAI for the Real Return Portfolio and the Money Market Portfolio. You may request a free copy of the prospectus and/or SAI of the Real Return Portfolio or the Money Market Portfolio by contacting your Financial Advisor.
Real Return Portfolio
The Real Return Portfolio has an investment objective to maximize real return over inflation. Real return is the rate of total return (including income and capital appreciation) after adjusting for inflation. The Real Return Portfolio pursues an investment strategy involving a variety of asset classes that the Manager expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Real Return Portfolio invests its assets principally in the following instruments that, in the judgment of the Manager, are affected directly or indirectly by the level and change in rate of inflation: inflation-indexed fixed-income securities, such as Treasury Inflation-Protected Securities (“TIPS”) and similar bonds issued by governments outside of the United States; commodities; commodity-related equity securities; real estate equity securities; inflation sensitive equity securities, which the Real Return Portfolio defines as equity securities of companies that the Manager believes have the ability to pass along increasing costs to consumers and maintain or grow margins in rising inflation environments, including equity securities of utilities and infrastructure-related companies (“inflation sensitive equities”); securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate); and currencies.
The Real Return Portfolio may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Real Return Portfolio seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands. The Real Return Portfolio limits its investment in the subsidiary to no more than 25% of its net assets.
Money Market Portfolio
The Money Market Portfolio’s investment objective is maximum current income to the extent consistent with safety of principal and liquidity. The Money Market Portfolio is a “money market fund” that seeks to maintain a stable net asset value, or NAV, of $1.00 per share although there is no guarantee that the Money Market Portfolio will maintain a NAV of $1.00 per share. The Money Market Portfolio invests at least 99.5% of its total assets in cash, marketable obligations (which may bear adjustable rates of interest) issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements that are collateralized fully. Collateralized fully means collateralized by cash or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.
Interest Only/Principal Only Securities
The Short Duration Diversified Municipal Portfolio, New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, Short Duration Plus Portfolio and the Intermediate Duration Portfolio (collectively, the “Fixed-Income Portfolios”) and Overlay Portfolios may invest in a type of mortgage-related security where all interest payments go to one class of holders—“Interest Only” or “IO”—and all of the principal goes to a second class of holders—“Principal Only” or “PO.”
The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. government or its agencies and instrumentalities that are backed by fixed-rate mortgages may have greater liquidity than other types of IOs and POs.
Obligations of Supranational Agencies
The Fixed-Income Portfolios and Overlay Portfolios may invest in the obligations of supranational agencies. Supranational agencies rely on participating countries (which may include the United States) for funds. Some supranationals, such as the International Bank for Reconstruction and Development (the “World Bank”), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; however, such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities.
Variable, Floating and Inverse Floating Rate Instruments
Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A “variable” interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a “floating” interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.
Each Fixed-Income Portfolio and each Overlay Portfolio may invest in variable rate demand notes (“VRDNs”) which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks.
Each Fixed-Income Portfolio and each Overlay Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a pre determined level. The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor and may be subject to a “cap.”
Each Fixed-Income Portfolio and each Overlay Portfolio may invest in “inverse floaters,” which are securities with two variable components that, when combined, result in a fixed interest rate. The “auction component” typically pays an interest rate that is reset periodically through an auction process, while the “residual component” pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. In other words, when market interest rates are going up, the rate on a residual mode inverse floater will go down, and vice versa. The leverage inherent in inverse floaters is associated with greater volatility of market value, such that the market values of inverse floaters that represent the residual component tend to decrease more rapidly during periods of increasing interest rates than those of fixed-rate securities.
Zero Coupon Securities
Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face or par value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face or par value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and “lock in” a rate of return to maturity.
Fixed-Income Securities
The Fixed-Income Municipal Portfolios and the Short Duration Plus Portfolio may invest in medium-quality securities. Medium-quality securities are those rated Baa1, Baa2, or Baa3 by Moody’s, or BBB+, BBB, or BBB‑ by S&P Global or Fitch (or an equivalent by any other NRSRO). It is generally expected that these Portfolios will sell a security downgraded below B by Moody’s, S&P Global and Fitch (or an equivalent rating by any NRSRO), or if unrated, determined by the Manager to have undergone similar credit quality deteriorations. However, the Portfolios are not required to dispose of such downgraded securities. The Tax‑Aware Overlay B Portfolio, the Tax‑Aware Overlay C Portfolio and the Tax‑Aware Overlay N Portfolio may obtain fixed-income exposure primarily by investing in municipal securities rated A or better by NRSROs. The Intermediate Duration Portfolio and the Overlay Portfolios may invest in below-investment grade securities.
Interest Rate Risk: Changes in interest rates will affect the value of a Portfolio’s investments in fixed-income securities. When interest rates rise, the value of a Portfolio’s existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolio’s returns may be adversely affected, including to such an extent that the Portfolio may be unable to maintain positive returns. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation. A floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate-duration bonds are more sensitive to interest rate changes than those of shorter duration, intermediate-duration Portfolios have greater interest rate risk than the short-duration Portfolios.
Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. The degree of risk for a particular security may be reflected in its credit rating. A Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not guarantees of quality. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. Credit rating agencies may lower the credit rating of certain debt securities held by a Portfolio. If a debt security’s credit rating is downgraded, its price is likely to decline, which would lower an investor’s total return. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.
Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing a Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Portfolio from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. To the extent a Portfolio invests in municipal securities, a Portfolio is subject to greater risk because the market for municipal securities is generally smaller and may not be as liquid as many other fixed-income markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.
Municipal Securities
The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax‑exempt commercial paper.
Municipal bonds are typically classified as “general obligation” or “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.
A Portfolio may purchase municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Manager nor any Portfolio guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and past distributions to Portfolio shareholders could be recharacterized as taxable.
Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable investments.
Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Investments in municipal securities are subject to the supply of and demand for such securities, which may vary from time to time. Supply and demand factors can also affect the value of municipal securities. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID‑19). Most of the New York Municipal Portfolio’s and a substantial portion of the Tax‑Aware Overlay N Portfolio’s investments are in New York State’s municipal securities. Thus, the Portfolios may be more vulnerable to events adversely affecting New York’s economy, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and blizzards, which may be further exacerbated by recent environmental conditions and climate change patterns. New York’s economy has a relatively large share of the nation’s financial activities. With the financial services sector contributing a significant portion of the state’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets, such as the recent market downturns in equity and fixed income securities. Most of the California Municipal Portfolio’s and a substantial portion of the Tax‑Aware Overlay C Portfolio’s investments are in California municipal securities. Thus, the Portfolios may be vulnerable to events adversely affecting California’s economy including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as droughts, wildfires, flooding and earthquakes, which may be further exacerbated by recent environmental conditions and climate change patterns. California’s economy continues to be affected by fiscal constraints partly as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. California’s economy is also more concentrated in the technology sector relative to other state economies, which make the Portfolios more vulnerable to events adversely affecting this sector. To the extent the Short Duration Diversified Municipal Portfolio, the Diversified Municipal Portfolio and the Tax‑Aware Overlay B Portfolio invest in a particular state’s municipal securities, they are vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes, which may be further exacerbated by recent environmental conditions and climate change patterns. A Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.
In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.
Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality’s pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.
Certain Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID‑19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.
Bank Loan Debt
The Short Duration Plus Portfolio, the Intermediate Duration Portfolio and the Overlay Portfolios may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between borrowers and one or more financial institutions (“Lenders”). Such loans are often referred to as bank loan debt. The Portfolios’ investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. The lack of a liquid secondary market for such securities may have an adverse impact on the value of such securities and on a Portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.
Foreign (Non‑U.S.) Securities
The equity securities in which the Non‑U.S. Stock Portfolios and the Overlay Portfolios may invest include common and preferred stocks, warrants and convertible securities. These Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored ADRs, GDRs or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non‑U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities. The Small Cap Core Portfolio may also invest in foreign (non‑U.S.) securities as a non‑principal investment strategy. To the extent the Small Cap Core Portfolio invests in these types of securities, it will also be subject to the risks described below.
Foreign (Non‑U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which a Portfolio invests and adversely affect the value of the Portfolio’s assets. These risks are heightened with respect to investments in emerging market countries. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to the Securities and Exchange Commission (“SEC”) or other U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by a Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests. Sanctions imposed by the U.S. or a foreign country may restrict a Portfolio’s ability to purchase or sell foreign securities or may require the Portfolio to divest its holdings in foreign securities, which could adversely affect the value or liquidity of such holdings. The imposition of sanctions could also adversely affect global sectors and economies and thereby negatively affect the value of the Portfolio’s investments beyond any direct exposure to the countries or regions subject to the sanctions. For example, the United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. If the political climate between the United States, China and other countries in Asia continues to deteriorate, economies and markets may be adversely affected. In addition, the securities markets of some foreign countries may be closed on certain days (e.g., local holidays) when the Portfolios are open for business. On such days, a Portfolio may be unable to add to or exit its positions in foreign securities traded in such markets even though it may otherwise be attractive to do so.
The United Kingdom (the “U.K.”) formally withdrew from the European Union (the “EU”) on January 31, 2020. The U.K. and the EU negotiated an agreement governing their future trading and security relationships. This agreement became effective on a provisional basis on January 1, 2021 and entered into full force on May 1, 2021. The U.K. and the EU also negotiated a Memorandum of Understanding (“MoU”), which creates a framework for voluntary regulatory cooperation in financial services between the U.K. and the EU. The impact on the U.K. and European economies and the broader global economy of the uncertainties associated with implementing the agreement and MoU are significant and could have an adverse effect on the value of a Portfolio’s investments and its net asset value. These uncertainties include, but are not limited to, an increase in the regulatory and customs requirements imposed on cross-border trade between the U.K. and the EU, the negotiation and implementation of additional arrangements between the U.K. and the EU affecting important parts of the economy (such as financial services), volatility and illiquidity in markets, currency fluctuations, the renegotiation of other existing trading and cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise) of the U.K. and the EU, and potentially lower growth for companies in the U.K., Europe and globally.
The volatility and uncertainty caused by Brexit may adversely affect the value of the Portfolios’ investments and the ability of the Manager to achieve the investment objective of a Portfolio.
The recent Russian invasion of Ukraine has led to elevated geopolitical instability and resulted in the imposition of significant sanctions and other trade restrictions against Russia by, among others, the United States, the European Union and the United Kingdom, some of which are unprecedented in their scope and level. Russia has implemented certain countermeasures in response and may introduce further countermeasures as the conflict continues. Coupled with the continued impact of Covid‑19 variants and resulting restrictions in countries such as China, this has led to supply chain constraints globally and increased prices for both energy and raw materials, which in turn have had global inflationary impacts and led to increased financial market volatility. The continuation or any escalation in the Russia-Ukraine war or measures adopted by countries in response could have further economic, social and political repercussions and is likely to result in further sanctions and trade restrictions. The financial performance of the Portfolio’s investments may be materially and adversely affected by the macroeconomic consequences of these issues.
Other foreign investment risks include:
•	less governmental supervision of brokers and issuers of securities

•	lack of uniform accounting, auditing and financial-reporting standards

•	settlement and clearance practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolios against loss or theft of assets

•	the possibility of nationalization of a company or industry and expropriation or confiscatory taxation

•	the imposition of foreign taxes

•	high inflation and rapid fluctuations in inflation rates

•	less developed legal structures governing private or foreign investment

•
increased government intervention in markets resulting in artificially inflated prices or demand for securities, and increased risk of loss and heightened volatility if the intervention is unsuccessful or discontinued

•	Higher costs associated with foreign investing. Investments in foreign securities will also result in generally higher expenses due to:

•	the costs of currency exchange

•	higher brokerage commissions in certain foreign markets

•	the expense of maintaining securities with foreign custodians
Foreign Currency Risk: This is the risk that changes in foreign (non‑U.S.) currency exchange rates may negatively affect the value of a Portfolio’s investments or reduce the returns of a Portfolio. For example, the value of a Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). The value of the U.S. Dollar has recently appreciated in value against most foreign curren-

cies, which may negatively affect the value of the Portfolio’s foreign investments when converted to U.S. Dollars. Currency markets generally are not as regulated as securities markets. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio’s NAV to fluctuate. Currency exchange rates are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments.
Certain foreign governments currently impose, and others may impose, currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect a Portfolio and your investment.
Although forward contracts may be used to protect a Portfolio from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio’s total return could be adversely affected as a result.
Emerging Markets Securities Risk: Investing in emerging market securities involves risks different from, and greater than, risks of investing in domestic securities or in the securities of issuers domiciled in developed, foreign countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; less developed legal systems with fewer security holder rights and practical remedies to pursue claims, including class actions or fraud claims; the limited ability of U.S. authorities to bring and enforce actions against non‑U.S. companies and non‑U.S. persons; and differences in the nature and quality of financial information, including (i) auditing and financial reporting standards, which may result in unavailability or unreliability of material information about issuers and (ii) the risk that the Public Company Accounting Oversight Board (“PCAOB”) may not be able to inspect audit practices and work conducted by PCAOB-registered audit firms in certain emerging market countries, such as China. Thus there can be no assurance that the quality of financial reporting or the audits conducted by such audit firms of U.S.-listed emerging market companies meet PCAOB standards. Furthermore, in December 2021, the SEC finalized rules to implement the Holding Foreign Companies Accountable Act, which requires the SEC to prohibit the trading of securities of foreign issuers (including those based in China) on a national securities exchange or through any other method regulated by the SEC (including through over‑the‑counter trading) if the PCAOB is unable to inspect the work papers of the auditors of such companies for three years. While recently the PCAOB has been able to undertake these inspections, there is no assurance that it will be able to continue to do so. To the extent the Portfolio invests in the securities of a company whose securities become subject to such a trading prohibition, the Portfolio’s ability to transact in such securities, and the liquidity of the securities, as well as their market price, would likely be adversely affected. A Portfolio would also have to seek other markets in which to transact in such securities, which could increase the Portfolio’s costs. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
The risks described above are more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets.
There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as emerging markets. Countries that the Manager currently considers for investment include:

Argentina Bangladesh Belize Brazil Bulgaria Burkina Faso Chile China Colombia Czech Republic Dominican Republic Ecuador Egypt El Salvador Gabon Georgia Ghana Greece	Hungary India Indonesia Iraq Ivory Coast Jamaica Jordan Kazakhstan Kenya Kuwait Lebanon Malaysia Mauritius Mexico Mongolia Morocco Nigeria Pakistan	Panama Peru Philippines Poland Qatar Saudi Arabia Senegal Serbia South Africa South Korea Sri Lanka Taiwan Thailand Tunisia Turkey Ukraine United Arab Emirates Vietnam

Derivatives
Each Portfolio may, but is not required to, use derivatives for hedging or risk management purposes or as part of its investment strategies. Each Overlay Portfolio intends to use derivatives to achieve its investment objective. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index.
Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in the Manager’s judgment, this represents the most effective response to current or anticipated market conditions. There are four principal types of derivatives—options, futures contracts, forwards and swaps—each of which is described below. Derivatives include listed and cleared transactions where a Portfolio’s derivative trade counterparty is an exchange or clearinghouse, and non‑cleared bilateral “over‑the‑counter” transactions that are privately negotiated and where a Portfolio’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions are expected to be subject to less counterparty credit risk than those that are bilateral and privately negotiated.
The SEC has adopted new Rule 18f‑4 under the 1940 Act, which imposes limits on the amount of derivatives a fund can enter into and replaces the asset segregation framework previously used by the Portfolios to comply with Section 18 of the 1940 Act, among other requirements. Since its compliance date of August 19, 2022, Rule 18f‑4 has, among other things, required Portfolios, whose use of derivatives is more than a limited specified exposure amount, to impose limits based on value‑at‑risk, or “VaR,” on the amount of derivatives and certain other forms of leverage into which a Portfolio can enter, requires such Portfolios to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.
A Portfolio’s use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio’s non‑leveraged investment (in some cases, the potential loss is unlimited).
The Portfolios’ investments in derivatives may include, but are not limited to, the following:

•
Forward Contracts—A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other asset for an agreed upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or asset to an agreed-upon location (rather than settled by cash), or is rolled forward into a new forward contract or, in the case of a non‑deliverable forward, by a cash payment at maturity. The Portfolios’ investments in forward contracts may include the following:

–
Forward Currency Exchange Contracts. A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non‑hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. A Portfolio, for example, may enter into a forward contract as a transaction hedge (to “lock in” the U.S. Dollar price of a non‑U.S. Dollar security), as a position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

•
Futures Contracts and Options on Futures Contracts—A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities prices (through index futures or options) or currency exchange rates. Options on futures contracts written or purchased by the New York Municipal Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio (collectively, the “Fixed-Income Municipal Intermediate Duration Portfolios”) will be traded on U.S. exchanges and expect to be used primarily for hedging purposes or to manage the effective maturity or duration of fixed-income securities. The Non‑U.S. Stock Portfolios and Overlay Portfolios may also purchase or sell futures contracts for foreign currencies or options thereon for non‑hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.

•
Options—An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios’ investments in options include the following:

–
Options on Foreign Currencies. Certain Portfolios may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. The Non‑U.S. Stock Portfolios and the Overlay Portfolios may also invest in options on foreign currencies for non‑hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.

–
Options on Securities. A Portfolio may purchase or write a put or call option on securities. The Portfolios will write only covered options on securities, which means writing an option for securities the Portfolio owns. None of the Portfolios will write any option if, immediately thereafter, the aggregate value of the Portfolio’s securities subject to outstanding options would exceed 25% of its net assets.

–
Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

A Portfolio may write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declined below the exercise price of the put option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the decline or increase in the value of the securities index is significantly below or above the exercise price of the written option, the Portfolio could experience a substantial loss.

–
Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Portfolio may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The Portfolio would receive a profit from the purchase of call options if there is an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, from the purchase of put options, if there is a decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option, or increases in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.

•
Swaps—A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps or currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the “notional” principal amount). Generally, other than as described below, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Rather, most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Portfolios post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. The SEC may adopt similar clearing and execution requirements in respect of security-based swaps under its jurisdiction. Privately negotiated swap agreements are two‑party contracts entered into primarily by institutional investors and are not cleared through a third party, nor are these required to be executed on a regulated swap execution facility. Payments received by a Fixed-Income Municipal Portfolio from swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax‑exempt income, which will increase the amount of taxable distributions received by shareholders. The Portfolios’ investments in swap transactions include the following:

–
Currency Swaps. The Non‑U.S. Stock Portfolios, the Short Duration Plus Portfolio, the Intermediate Duration Portfolio and the Overlay Portfolios may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non‑hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

–
Total Return Swaps. A Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount of the underlying asset. Therefore, when a Portfolio enters into a total return swap, it is subject to the market price volatility of the underlying asset. To the extent that the total return of the security, group of securities or index underlying the swap exceeds or falls short of the offsetting interest obligation, the Portfolio will receive or make a payment to the counterparty. Total return swaps may reflect a leveraged investment and incorporate borrowing costs which are borne by a Portfolio. There is no guarantee that a Portfolio’s investment via a total return swap will deliver returns in excess of the embedded borrowing costs and, accordingly, a Portfolio’s performance may be less than would be achieved by a direct investment in the underlying reference asset.

–
Interest Rate Swaps, Swaptions, Caps, and Floors. Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). Unless there is a counterparty default, the risk of loss to the Portfolio from interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. It may be more difficult for a Portfolio to trade or close out interest rate caps and floors in comparison to other types of swaps.
There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio. The value of these transactions will fluctuate based on changes in interest rates. Interest rate swap, swaption, cap, and floor transactions may be used in an effort to preserve a return or spread on a particular investment or a portion of a Portfolio or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. Interest rate swaps may also be used to leverage a Portfolio’s investments by creating positions that are functionally similar to purchasing a municipal or other fixed-income security but may only require payments to a swap counterparty under certain circumstances and allow the Portfolio to efficiently increase (or decrease) its duration and income.
A Portfolio will enter into bilateral interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors’ debt securities) are rated at least A (or the equivalent) by at least one NRSRO at the time of the transaction and are on the Manager’s approved list of swap counterparties for that Portfolio. With respect to cleared interest rate swaps, the Manager will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker, but there are no prescribed NRSRO requirements for these entities.
The Short Duration Diversified Municipal Portfolio and each Fixed-Income Municipal Intermediate Duration

Portfolio expects to enter into these transactions primarily for hedging purposes, which may include preserving a return or a spread on a particular investment or a portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date, and as a duration management technique.

–
Inflation (CPI) Swaps. Certain Portfolios may enter into inflation swap agreements. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index. A Portfolio will enter into inflation swaps on a net basis. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by a Portfolio from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax‑exempt income, which will increase the amount of taxable distributions received by shareholders.

–
Credit Default Swap Agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Portfolio, as seller, typically must pay the contingent payment to the buyer, which will be either (i) the “par value” (face amount) of the reference obligation in which case the Portfolio will receive the reference obligation in return or (ii) an amount equal to the difference between the face amount and the current market value of the reference obligation. As a buyer, if a credit event occurs, a Portfolio would be the receiver of such contingent payments, either delivering the reference obligation in exchange for the full notional (face) value of a reference obligation that may have little or no value, or receiving a payment equal to the difference between the face amount and the current market value of the obligation. The current market value of the reference obligation is typically determined via an auction process sponsored by the International Swaps and Derivatives Association, Inc. The periodic payments previously received by the Portfolio, coupled with the value of any reference obligation received, may be less than the full face amount it pays to the buyer, resulting in a loss to the Portfolio. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk and credit risk and may be illiquid.
A Portfolio will enter into bilateral credit default swap transactions only with counterparties whose debt securities (or whose guarantor’s debt securities) are rated at least A (or the equivalent) by at least one NRSRO at the time of the transaction and are on the Manager’s approved list of swap counterparties for that Portfolio. With respect to cleared credit default swaps, the Manager will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker, but there are no NRSRO prescribed rating requirements for these entities.
A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by S&P Global, Fitch or Moody’s or an equivalent rating by any NRSRO. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.
Other Derivatives and Strategies
–
Currency Transactions. The Non‑U.S. Stock Portfolios, the Short Duration Plus Portfolio, the Intermediate Duration Portfolio and the Overlay Portfolios may invest in non‑U.S. Dollar-denominated securities on a currency hedged or un‑hedged basis. The Manager may actively manage a Portfolio’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Manager may enter into currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

–
Synthetic Foreign Equity Securities. The Non‑U.S. Stock Portfolios and the Overlay Portfolios may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

Other types of synthetic foreign equity securities in which a Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.
A Portfolio will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Manager, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to illiquid investments risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non‑U.S.) risk and currency risk.
Illiquid Investments Risk
Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing a Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds.Investments may become illiquid after purchase by a Portfolio, particularly during periods of market turmoil during which there may be increased governmental action to prevent sales of securities or repatriation of income or proceeds. Illiquid securities and securities that lack liquidity may also be difficult to value, especially in changing markets, and if a Portfolio is forced to sell these investments to meet redemption requests or for other cash needs, the Portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a Portfolio, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.
Investments in Certain Types of Privately Placed Securities
A Portfolio may invest in privately placed securities. Privately placed securities in which the Portfolios invest are typically equity securities of privately held companies that have not been offered to the public and are not publicly traded. Investments in privately placed securities may include venture capital investments, which are investments in new, early or late stage companies and are often funded by, or in connection with, venture capital firms. Investments in securities of privately held companies may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Privately held companies may not have established products, experienced management or earnings history. A Portfolio may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because the securities are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent a Portfolio from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a privately held company and delay or prevent a privately held company from ultimately offering its securities to the public. If a Portfolio invests in privately placed securities, it may incur additional expenses, such as valuation-related expenses, in connection with such investments. Public companies may also issue privately placed securities, which may be illiquid and subject to contractual restrictions on resale.
Investment in Smaller, Less-Seasoned Companies
Investment in smaller, less-seasoned companies involves greater risks than are customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or broad market indices. The revenue flow of such companies may be erratic, and their results of operations may fluctuate widely and may also contribute to stock price volatility.
Mortgage-Related and Asset-Related Securities
Each of the Fixed-Income Taxable Portfolios and the Overlay Portfolios may invest in mortgage- and asset-related securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. government or one of its sponsored entities or may be issued by private organizations.
The value of mortgage-related securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.
Certain CMBS are issued in several classes with different levels of yield and credit protection. A Portfolio’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. The economic impacts of COVID‑19 have created a unique challenge for commercial real estate – with many businesses shuttered or operating on a limited basis, commercial real estate tenants, particularly retail businesses, are struggling to make their payments, either in the form of rent or mortgages. In addition, many businesses have either partially or fully transitioned to a remote-working environment during COVID‑19, and this transition may negatively impact the occupancy rates of commercial real estate over time. Similarly, trends in favor of online shopping may negatively affect occupancy rates of retail properties. Higher CMBS delinquency rates and other COVID‑19‑related impacts on CMBS could adversely affect a Portfolio’s investments.
One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class) while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity from these securities, and may even result in a total loss of the Portfolio’s investment.
Asset-related securities may include, among other things, securities backed by pools of automobile loans, education loans, home equity loans and credit card receivables. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.
LIBOR Transition and Associated Risk
A Portfolio may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non‑representative of the underlying market.
Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.
Commodity-Linked Derivative Instruments
The Overlay Portfolios may invest in commodity-linked derivatives such as commodity-linked structured notes, commodity index-linked securities and other derivatives that provide exposure to the investment returns of the commodity markets without direct investment in physical commodities or commodities futures contracts. Commodities are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties as compared to stocks and bonds, which are financial instruments. The Manager may seek to provide exposure to various commodities and commodity sectors.
The Overlay Portfolios may invest in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return is based on a multiple of the performance of the relevant index or basket. The notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. These notes expose the Portfolios economically to movements in commodity prices.
The value of commodity-linked derivatives may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. The prices of commodity-linked derivatives may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. For example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. There is no guarantee that these investments will perform in that manner in the future and, at certain times, the price movements of commodity-linked derivatives have been parallel to those of debt and equity securities.
Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.
Management Risk – Quantitative Models
The Manager may use investment techniques that incorporate, or rely upon, quantitative models. These models may not work as intended and may not enable a Portfolio to achieve its investment objective. In addition, certain models may be constructed using data from external providers, and these inputs may be incorrect or incomplete, thus potentially limiting the effectiveness of the models. Finally, the Manager may change, enhance and update its models and its usage of existing models at its discretion.
Additional Strategies and Risks
A Portfolio may also invest in the following types of investments and employ the following investment strategies and be subject to their associated risks.
Illiquid Securities
The Portfolios limit their investments in illiquid securities to 15% of their net assets. Under Rule 22e‑4 of the 1940 Act, the term “illiquid securities” means any security or investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”) or certain commercial paper) may be treated as liquid, although they may be more difficult to trade than other types of securities.
Preferred, Contingent Capital and Other Subordinated Securities Risk
Each Portfolio may invest in preferred stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer. Preferred, contingent capital and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk than those debt instruments. Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default. Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled. If this occurs, the Fund may be forced to reinvest in lower yielding securities.
Structured Products
A Portfolio may invest in certain derivatives-type instruments that combine a traditional stock or bond with, for example, a futures contract or an option. These instruments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of obtaining exposure to underlying securities, commodities or other derivatives, but may potentially be more volatile and carry greater trading and market risk than investments in traditional securities. The purchase of a structured product also exposes a Portfolio to the credit risk of the structured product, including any counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.
Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or indices thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.
Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodities futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.
A Portfolio may also invest in certain hybrid derivatives-type instruments that combine a traditional bond with certain derivatives such as a credit default swap, an interest rate swap or other securities. These instruments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, a Portfolio may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivatives instruments or other securities. A Portfolio’s investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including among others credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A Securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in reduced liquidity for the securities.
None of the Non‑U.S. Stock Portfolios, the Small Cap Core Portfolio or the Fixed-Income Portfolios will invest more than 20% of its total assets in structured products.
Real Estate Investment Trusts
The International Strategic Equities Portfolio, the International Small Cap Portfolio, the Small Cap Core Portfolio and the Overlay Portfolios may invest in Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs in the United States are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. Among other risks, global climate change may have an adverse effect on property and security values and may exacerbate the risks of natural disasters. The COVID‑19 pandemic has also impacted certain real estate sectors by accelerating the trend towards online shopping and remote-working environments. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.
Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small-capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.
REITs are subject to the possibilities of failing to qualify for tax‑free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.
Some non‑U.S. countries have adopted REIT structures that are similar to those in the United States, including structures that have pass through tax treatment and portfolio diversification. Other countries may have REIT structures that are significantly different than those in the United States or may be subject to substantially different regulatory requirements or no regulation at all. The Portfolios may invest in non‑U.S. REITs and REIT-like structures. It is expected that the risks described above would apply in a similar manner to non‑U.S. REITs and REIT-like structures but there can be no assurance that exposure to such issuers will not involve risks substantially greater than the risks described with respect to REITs organized in the United States.
Forward Commitments
Certain Portfolios may purchase or sell securities on a forward commitment basis. Forward commitments for the purchase or sale of securities may include purchases or sales on a “when-issued,” “delayed delivery” or “to be announced” basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a “when, as and if issued” trade).
When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.
Repurchase Agreements and Buy/Sell Back Transactions
A Portfolio may enter into repurchase agreements. In a repurchase agreement transaction the Portfolio buys a security and simultaneously agrees to sell it back to the counterparty at a specified price in the future. However, a repurchase agreement is economically similar to a secured loan, in that the Portfolio lends cash to a counterparty for a specific term, normally a day or a few days, and is given acceptable collateral (the purchased securities) to hold in case the counterparty does not repay the loan. The difference between the purchase price and the repurchase price of the securities reflects an agreed-upon “interest rate”. Given that the price at which a Portfolio will sell the collateral back is specified in advance, a Portfolio is not exposed to price movements on the collateral unless the counterparty defaults. If the counterparty defaults on its obligation to buy back the securities at the maturity date and the liquidation value of the collateral is less than the outstanding loan amount, a Portfolio would suffer a loss. In order to mitigate any potential credit exposure to the counterparty, if the value of the securities falls below a specified level that is linked to the loan amount during the life of the agreement, the counterparty must provide additional collateral to support the loan.
A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.
Reverse Repurchase Agreements
The Portfolios may enter into reverse repurchase agreements with banks, broker-dealers and other counterparties from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. Whenever a Portfolio enters into a reverse repurchase agreement, it will either (i) comply with the asset coverage requirements of Section 18 of the 1940 Act and combine the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other securities representing indebtedness when calculating the Portfolio’s asset coverage ratio, or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of

Rule 18f‑4, including, as applicable, the value-at-risk based limit on leverage risk. Reverse repurchase agreements may create leverage, increasing a Portfolio’s opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio’s assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.
Short Sales
The Non‑U.S. Stock Portfolios, the Small Cap Core Portfolio, the Short Duration Diversified Municipal Portfolio and the Overlay Portfolios may engage in short sales. A short sale is effected by selling a security that a Portfolio does not own, or, if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. To make delivery to the buyer, the Portfolio must borrow the security. The Portfolio is then obligated to replace the borrowed security by purchasing the same security at market price at the time of replacement. The lender of the security is entitled to retain the proceeds from the short sale and or other collateral until the Portfolio replaces the borrowed security. The Short Duration Diversified Municipal Portfolio and the Emerging Markets Portfolio may only make short sales “against the box.” A short sale is “against the box” to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. A Portfolio may utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance.
A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The short sale of securities involves the possibility of an unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.
Dollar Rolls
Each of the Fixed-Income Portfolios and the Overlay Portfolios may enter into dollar rolls. Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Each of the Fixed-Income Portfolios and the Overlay Portfolios may also enter into a type of dollar roll known as a “fee roll.” In a fee roll, a Portfolio is compensated for entering into the commitment to repurchase by “fee income,” which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls may be considered to be borrowings by a Portfolio. When a Portfolio engages in a dollar roll, it is exposed to loss both on the investment of the cash proceeds of the sale and on the securities it has agreed to purchase.
Investments in Lower-Rated Securities
Lower-rated securities, i.e., those rated Ba and lower by Moody’s, BB and lower by S&P Global and Fitch, or an equivalent rating by any NRSRO (commonly known as “junk bonds”), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment-grade securities.
The market for lower-rated securities may be less liquid than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio’s assets.
The Manager will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Manager’s research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio’s securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, the Manager will attempt to identify issuers of lower-rated securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future.
Unrated Securities
The Manager also will consider investments in unrated securities for a Portfolio when the Manager believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio’s objective and policies.
Borrowings and Leverage
The Portfolios may use borrowings for investment purposes subject to each Portfolio’s investment policies and applicable statutory or regulatory requirements. Borrowings by a Portfolio result in leveraging of the Portfolio’s shares. Likewise, a Portfolio’s investments in certain derivatives may effectively leverage the Portfolio’s portfolio. A Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that the Portfolio uses cash made available during the term of these transactions to make investments in other securities.

Utilization of leverage, which is usually considered speculative, involves certain risks to the Portfolio’s shareholders. These include a higher volatility of the NAV of the Portfolio’s shares and the relatively greater effect of changes in the value of the Portfolio’s portfolio on the NAV of the shares. In the case of borrowings for investment purposes, so long as the Portfolio is able to realize a net return on the portion of its investment portfolio resulting from leverage that is higher than the interest expense paid on borrowings, the effect of such leverage will be to cause the Portfolio’s shareholders to realize a higher net return than if the Portfolio were not leveraged. With respect to certain investments in derivatives that result in leverage of the Portfolio’s shares, if the Portfolio is able to realize a net return on its investments that is higher than the costs of the leverage, the effect of such leverage will be to cause the Portfolio to realize a higher net return than if the Portfolio were not leveraged. If the interest expense on borrowings or other costs of leverage approach the net return on the Portfolio’s investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Portfolio’s shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Portfolio, the Portfolio’s use of leverage would result in a lower rate of net return than if the Portfolio were not leveraged. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV than if the Portfolio were not leveraged.
Section 18 of the 1940 Act permits a Portfolio to borrow money in amounts of up to one‑third of the Portfolio’s total assets from banks for any purpose, and to borrow up to an additional 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. In addition, the SEC has adopted Rule 18f‑4 under the 1940 Act, which imposes limits on the amount of derivatives and certain other forms of leveraged transactions, including reverse repurchase agreements and short sales, utilized by funds. Rule 18f‑4, among other things, permits a fund to treat certain financing transactions either as borrowings (subject to the Section 18 asset coverage requirements under the 1940 Act) or as “derivatives transactions” subject to certain risk-based limits of Rule 18f‑4.
Cyber Security Risk
As the use of the Internet and other technologies has become more prevalent in the course of business, the Portfolios, their service providers, including the Manager have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security incidents, there can be no assurance that those measures will be effective, particularly since the Portfolios do not control the cyber security defenses or plans of their service providers, financial intermediaries and companies with which those entities do business and companies in which the Portfolios invest.
Cyber security incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Manager, and/or a Portfolio’s service providers (including, but not limited to, fund accountants, custodians, sub‑custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Manager have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers. Cyber security incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in seeking to prevent or minimize future cyber security incidents.
Strategy
Securities and investment strategies with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ different styles or strategies.
Operational Risk
Operational risks arise from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. Although a Portfolio attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Portfolio or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Portfolio and its shareholders could be negatively impacted as a result.
Non‑Diversified Status
Each of the New York Municipal Portfolio and California Municipal Portfolio (the “State Portfolios”) is a “non‑diversified” investment company, which means the Portfolio may invest more of its assets in a relatively smaller number of issuers. Because each State Portfolio will normally invest solely or substantially in municipal securities of a particular state, it is more susceptible to local risk factors than a geographically diversified municipal securities portfolio. These risks arise from the financial condition of a particular state and its municipalities. If state or local governmental entities are unable to meet their financial obligations, the income derived by the State Portfolios, their ability to preserve or realize appreciation of their portfolio assets and their liquidity could be impaired. The Portfolios’ SAI provides specific information about the state in which a State Portfolio invests.

Additional Investment Information
Future Developments
A Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio’s investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.
Portfolio Holdings
The Portfolios’ SAI includes a description of the policies and procedures that apply to disclosure of the Portfolios’ portfolio holdings.
Temporary Defensive Positions
Under exceptional conditions or when the Manager believes that economic or market conditions warrant, any of the Non‑U.S. Stock Portfolios or the Small Cap Core Portfolio may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or investment-grade debt, may hold cash, or may utilize options on securities and securities indices and futures contracts and options on futures to hedge or modify exposure to certain equity positions. Each of the Non‑U.S. Stock Portfolios also may temporarily invest part or all of its portfolio in equity securities of U.S. issuers. Taking a temporary defensive position may limit the potential for a Portfolio to achieve its investment objective.
For temporary defensive purposes, each Fixed-Income Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents. When a Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal.
Changing the Investment Objectives and Policies of the Portfolios; When Shareholder Approval is Required
The Board of Directors of each of the SCB Fund and the Bernstein Fund (each, a “Board” and together, the “Boards”) may change a Portfolio’s investment objective without shareholder approval. Under normal circumstances, each Portfolio will provide shareholders with 60 days’ prior written notice before any change to the investment objectives of any Portfolio is implemented. A fundamental investment policy of a Portfolio cannot be changed without shareholder approval. Unless otherwise noted, the investment objectives and all other investment policies of the Portfolios are not fundamental and thus may be changed without shareholder approval.
As a fundamental investment policy, under normal circumstances, each Fixed-Income Municipal Portfolio will invest no less than 80% of its net assets in municipal securities. Pursuant to Rule 35d‑1 under the 1940 Act, Portfolios that have a non‑fundamental policy to invest at least 80% of their net assets in securities indicated by their name will not change their policies without 60 days’ prior written notice to shareholders.
Investment Policies and Limitations Apply at Time of Purchase Only
Unless otherwise specified, the policies and limitations discussed in this Prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.
Portfolio Turnover
The portfolio turnover rate for each Portfolio is included in the Summary Information section as well as the Financial Highlights section. Certain Portfolios’ investment strategies may result in high portfolio turnover. Some or all of the strategies utilized by the Overlay Portfolios may involve frequent and active trading. The other Portfolios generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities (in the case of the Fixed-Income Municipal Portfolios), to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading may increase a Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by a Portfolio and its shareholders. These transaction costs can affect a Portfolio’s performance.

INVESTING IN THE PORTFOLIOS

This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Portfolio that are offered in this Prospectus. The share class(es) offered by the Portfolios through this Prospectus are available to certain private clients and institutional clients of the Manager. For certain Portfolios, different share classes are available to retail investors and offered through separate prospectuses.
To effect an order for the purchase, exchange or redemption of a Portfolio’s shares, the Portfolio must receive the order in “proper form.” Proper form generally means that your instructions:

•	Are signed and dated by the person(s) authorized in accordance with the Portfolio’s policies and procedures to access the account and request transactions;

•	Include the fund and account number; and

•	Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must include:

•	Medallion signature guarantees or notarized signatures, if required for the type of transaction.

•	Any supporting documentation that may be required.
The Portfolios reserve the right, without notice, to revise the requirements for proper form.
HOW TO BUY SHARES
Minimum Investments
Except as otherwise provided, the minimum initial investment is $10,000 with respect to the International Strategic Equities Portfolio and the International Small Cap Portfolio, $5,000 with respect to the Small Cap Core Portfolio and the Emerging Markets Portfolio and $25,000 with respect to the Fixed-Income Portfolios. Except as otherwise provided, the minimum initial investment in Class 1 shares of the Overlay Portfolios is $25,000, and the minimum initial investment in Class 2 shares of the Overlay Portfolios is $1,500,000. Minimum initial investments are measured across all Overlay Portfolios in the aggregate. There is no minimum amount for subsequent investments in the same Portfolio although each of the Bernstein Fund and the SCB Fund reserves the right to impose a minimum investment amount. For shareholders who have met the initial minimum investment requirement in a Fixed-Income Portfolio, the minimum subsequent investment in any other Fixed-Income Portfolio is $5,000. With respect to the Emerging Markets Portfolio, the Fixed-Income Portfolios and Class 1 of the Overlay Portfolios, for Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts, the minimum initial investment is $20,000. The minimum initial investment in any Portfolio for employees of the Manager and its subsidiaries and their immediate families, as well as Directors of the Portfolios, is $5,000; an account maintenance fee will not be charged to these accounts. There is no minimum amount for reinvestment of dividends and distributions declared by a Portfolio in the shares of that Portfolio. Bernstein may, in its discretion, waive the initial minimum investment requirements of the Portfolios in certain circumstances.
Unless you inform us otherwise, in January and June of each year, the cash balances in any account carried by Sanford C. Bernstein & Co., LLC (“Bernstein LLC”) which is invested solely in a single Portfolio (including the discretionary investment management accounts of the Manager) will be invested in the same Portfolio without regard to the minimum investment requirement.
For clients of Bernstein’s investment-management services, Bernstein may, at a client’s request, maintain a specified percentage of assets in one or more of the Portfolios of the Bernstein Fund or the SCB Fund or vary the percentage based on Bernstein’s opinion of the relative allocation to the Portfolios. In keeping with these client mandates or for tax considerations, Bernstein may, without additional instructions from the client, purchase shares of any Portfolio from time to time.
These purchases and sales by Bernstein will be subject to the following minimum investment requirements with respect to the Portfolios:

•
initial purchases of shares of the Portfolios (other than the Emerging Markets Portfolio) will be subject to any applicable initial minimum investment requirements specified above, but the subsequent minimum investment requirements may be waived;

•	initial purchases of shares of the Emerging Markets Portfolio will be subject to a minimum investment requirement of $5,000; and

•	Bernstein may, in its discretion, waive the initial minimum investment requirement in certain circumstances.
Advisor Class Shares
The following clients of Bernstein’s investment management services are eligible to purchase and hold Advisor Class shares of the Portfolios of Bernstein Fund:

•
Clients who are subject to Bernstein’s global fee schedule for such services (generally, all clients with discretionary accounts who became clients in 2009 or thereafter and earlier clients who have adopted the global fee schedule); and

•	Clients investing at least $3 million in a Portfolio. (Bernstein may, in its discretion, waive this minimum investment requirement in certain circumstances.)
The Portfolios’ SAI has more detailed information about who may purchase and hold Advisor Class shares.
Procedures
Generally, to purchase shares, you must open a discretionary account with a Bernstein advisor (unless you currently have an account with us) and pay for the requested shares. Certain non‑discretionary accounts may also invest in the Portfolios, including, but not limited to, non‑discretionary accounts held by Directors of the Funds, employees of the Manager, and existing investors in the Portfolios. With respect to discretionary accounts, Bernstein has the authority and responsibility to formulate an investment strategy on your behalf, including which securities to buy and sell, when to buy and sell, and in what amounts, in accordance with agreed-upon objectives. Purchase payments may be made by wire transfer or check. Unless waived, bank or certified checks are required if you are not an investment-management client of Bernstein. All checks should be made payable to the particular Portfolio in which you are purchasing shares. Payment must be made in U.S. Dollars. All purchase orders will be confirmed in writing.
The Overlay Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein Private Wealth Management of Bernstein and are only available to Bernstein’s private clients.
The share price you pay will depend on when your order is received in proper form. Orders received by the Portfolio Closing Time, which is the close of regular trading on any day the New York Stock Exchange (the “Exchange”) is open (ordinarily 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half‑day trading or unscheduled suspensions of trading), on any business day will receive the offering price determined as of the closing time that day. The Portfolio Closing Time may be changed by the Board of the Portfolio in its discretion. Orders received after the close of regular trading will receive the next business day’s price. With respect to non‑discretionary accounts, if no indication is made to the contrary, dividends and distributions payable by each Portfolio are automatically reinvested in additional shares of that Portfolio at the NAV on the reinvestment date.
Each Portfolio may, at its sole option, accept securities as payment for shares if the Manager believes that the securities are appropriate investments for the Portfolio. The securities are valued by the method described under “How the Portfolios Value Their Shares” below as of the date the Portfolio receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.
If you purchase shares through broker-dealers, banks or other financial institutions, they may impose fees and conditions on you that are not described in this Prospectus. Each Portfolio has arrangements with certain broker-dealers, banks and other financial institutions such that orders through these entities are considered received when the entity receives the order in good form together with the purchase price of the shares ordered. The order will be priced at the Portfolio’s NAV computed after acceptance by these entities. The entity is responsible for transmitting the order to the Portfolio.
A Portfolio is required by law to obtain, verify and record certain personal information from you or persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Portfolio may also ask to see other identifying documents. If you do not provide the information, the Portfolio will not be able to open your account. If a Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action it deems appropriate or as required by law, which may include closing your account and providing notification to governmental authorities. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority (“FINRA”) member firm.
A Portfolio is required to apply backup withholding to taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Portfolio with his or her correct taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number (social security number for most investors) on your Mutual Fund Application.
A Portfolio may refuse any order to purchase shares. The Portfolios reserve the right to suspend the sale of their shares to the public in response to conditions in the securities markets or for other reasons.
HOW TO EXCHANGE SHARES
You may exchange your shares in a Portfolio of the SCB Fund (other than Class 2 shares of the Overlay Portfolios) for shares in any other Portfolio of the SCB Fund (other than Class 2 shares of the Overlay Portfolios). You may exchange your Class 2 shares in any Overlay Portfolio for shares of the Intermediate Duration Institutional Portfolio of Sanford C. Bernstein Fund II, Inc. You may exchange your shares in a Portfolio of the Bernstein Fund for shares in any other Portfolio of the Bernstein Fund. After proper receipt of the exchange request in good order, exchanges of shares are made at the next determined respective NAVs of the shares of each Portfolio. Exchanges are subject to the minimum investment requirements of the Portfolio into which the exchange is being made. Each Portfolio reserves the right to reject any exchange of shares. Shares purchased through broker-dealers, banks or other financial institutions may be exchanged through such entities.
The exchange privilege is available only in states where the exchange may legally be made. While each Portfolio plans to maintain this exchange policy, changes to this policy may be made upon 90 days’ prior written notice to shareholders.
For shareholders subject to federal income taxes, an exchange constitutes a taxable transaction upon which a gain or loss may be realized. See “Dividends, Distributions and Taxes” below.
HOW TO SELL OR REDEEM SHARES
You may sell your shares of the Portfolios by sending a request to Bernstein LLC, along with duly endorsed share certificates, if issued. Orders for redemption given to a bank, broker-dealer or financial institution authorized by a Portfolio are considered received when such third party receives a written request, accompanied by duly endorsed share certificates, if issued. The bank, broker-dealer or other financial institution is responsible for transmitting the order to each Portfolio.
In some circumstances, your signature must appear on your written redemption order and must be guaranteed by a financial institution that meets each Portfolio’s requirements (such as a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic securities exchange or other institution). An authorized person at the guarantor institution must sign the guarantee and “Signature Guaranteed” must appear with the signature. Signature guarantees by notaries or institutions that do not provide reimbursement in the case of fraud are not acceptable. Signature guarantees may be waived by each Portfolio in certain instances. Each Portfolio may waive the requirement that a redemption request must be in writing. Each Portfolio may request further documentation from corporations, executors, administrators, trustees or guardians.
The Manager expects that it will typically take one to two business days following receipt of your redemption order in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days from the day your order is received in proper form by a Portfolio by the Portfolio Closing Time. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days). The check will be sent to you at your address on record with a Portfolio unless prior other instructions are on file. If you are a client of Bernstein’s investment advisory services, the sales proceeds will be held in your account with Bernstein unless you have previously provided alternative written instructions. If you redeem shares through an authorized bank, broker-dealer or other financial institution, unless otherwise instructed the proceeds will be sent to your brokerage account within seven days. Your broker may charge a separate or additional fee for sales of Portfolio shares. The cost of wire transfers will be borne by the shareholder. No interest will accumulate on amounts represented by uncashed distribution or sales proceeds checks.
Each Portfolio expects, under normal circumstances, to use cash or cash equivalents held by the Portfolio to satisfy redemption requests. Each Portfolio may also determine to sell portfolio assets to meet such requests. Under certain circumstances, including stressed market conditions, each Portfolio may determine to pay a redemption request by accessing a bank line of credit or by distributing wholly or partly in kind securities from its portfolio, instead of cash.
The price you will receive when you sell your shares will depend on when a Portfolio or the authorized third-party bank, broker-dealer or other financial institution receives your sell order in proper form. Orders received at or prior to the Portfolio Closing Time will receive the offering price determined as of the closing time that day. Orders received after the close of regular trading will receive the next business day’s price.
When you sell your shares, you may receive more or less than what you paid for them. Any capital gain or loss realized on any sale of Portfolio shares is subject to federal income taxes.
For additional information, see “Dividends, Distributions and Taxes” below.
Restrictions on sales: There may be times during which you may not be able to sell your shares or the Manager may delay payment of the proceeds for longer than seven days such as when the Exchange is closed (other than for customary weekend or holiday closings), when trading on the Exchange is restricted, an emergency situation exists when it is not reasonably practicable for a Portfolio to determine its NAV or to sell its investments, or for such other periods as the SEC may, by order, permit.
Sale in‑kind: Each Portfolio normally pays proceeds of a sale of Portfolio shares in cash. However, each of the Portfolios has reserved the right to pay the sale price in part by a distribution in‑kind of securities in lieu of cash. If payment is made in‑kind, you may incur brokerage commissions if you elect to sell the securities for cash. For more information, see the SAI.
Automatic sale of your shares – For all Portfolios, including Class 1 shares of the Overlay Portfolios: Under certain circumstances, a Portfolio may redeem your shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $1,000 in a Portfolio, the Manager may, on at least 60 days’ prior written notice, sell your remaining shares in that Portfolio and close your account. The Manager will not close your account if you increase your account balance to $1,000 during the 60‑day notice period.
Automatic sale of your shares – Class 2 shares of the Overlay Portfolios: Under certain circumstances, a Portfolio may redeem your shares without your consent. Maintaining small shareholder accounts is costly. Accordingly, if you make a sale that reduces the value of your account to less than $500,000, the Manager may, on at least 60 days’ prior written notice, sell your remaining shares in the Portfolio and close your account. The Manager will not close your account if you increase your account balance to $500,000 during the 60‑day notice period.
Systematic withdrawal plan: A systematic withdrawal plan enables shareholders to sell shares automatically at regular monthly intervals. In general, a systematic withdrawal plan is available only to shareholders who own shares worth $25,000 or more. The proceeds of these sales will be sent directly to you or your designee. The use of this service is at each Portfolio’s discretion. For further information, call your Bernstein advisor at (212) 486‑5800.
For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee‑based program or employee benefit plan to sell your shares, you should contact your financial advisor.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
The Board of each of the SCB Fund and the Bernstein Fund has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. There is no guarantee that the Portfolios will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. Each Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.
Risks Associated with Excessive or Short-term Trading Generally. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause each Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.
A Portfolio that invests significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the Portfolio Closing Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of securities of foreign issuers established some time before a Portfolio calculates its own share price (referred to as “time zone arbitrage”). The Portfolios have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Portfolios expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.
A shareholder engaging in a short-term trading strategy may also target a Portfolio irrespective of its investments in securities of foreign issuers. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or that have limited capacity (for example, certain small‑cap stocks, foreign securities and derivative instruments) has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). All Portfolios may be adversely affected by price arbitrage.
Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Portfolios seek to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares to the extent they are detected by the procedures described below, subject to the Portfolios’ ability to monitor purchase, sale and exchange activity. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•
Transaction Surveillance Procedures. The Portfolios, through their agent, Bernstein LLC, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 60‑day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third-party authority to buy and sell Portfolio shares, the Portfolios may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

•
Account Blocking Procedures. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

•
Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries may also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE PORTFOLIOS VALUE THEIR SHARES
Each Portfolio’s NAV is calculated at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half‑day trading or unscheduled suspensions of trading). To calculate NAV, each Portfolio’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio’s shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio. Each Portfolio’s NAV will not be calculated on any day during which the Exchange is closed, including during any customary weekend or holiday closings.
Each Portfolio values its securities at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by each Portfolio’s Board. Pursuant to these procedures, the Manager, as each Portfolio’s “valuation designee” pursuant to Rule 2a‑5 of the 1940 Act, is responsible for making all fair value determinations relating to a Portfolio’s portfolio investments, subject to oversight of the Portfolio’s Board. When making a fair value determination, the Manager may take into account any factors it deems appropriate. The Manager may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Making a fair value determination involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.
The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges under certain circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security, or for securities for which market prices are not readily available or deemed unreliable (including restricted securities). The Portfolios use fair value pricing routinely for securities primarily traded in non‑U.S. markets because, among other things, most foreign markets close well before the Portfolios ordinarily value their securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. Factors considered in fair value pricing may include, but are not limited to, interest rates, currencies, publicly available benchmarks, futures markets, comparable companies, similar securities, or fundamental information obtained by analysis of the issuers’ financial statements. Because most fixed income securities are not traded on exchanges, they are primarily valued using fair value prices provided by independent pricing services.
The Manager has established a valuation committee of senior officers and employees of the Manager (“Valuation Committee”) to fulfill its responsibilities as each Portfolio’s valuation designee, which operates under the policies and procedures approved by the Board, to value each Portfolio’s assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above. More information about the Portfolios’ valuation procedures is available in the Portfolios’ SAI.

MANAGEMENT OF THE PORTFOLIOS

INVESTMENT MANAGER
Each Portfolio’s Manager is AllianceBernstein L.P., 501 Commerce Street, Nashville, TN 37203. The Manager, which is a controlled indirect subsidiary of Equitable Holdings, Inc., is a leading global investment adviser supervising client accounts with assets as of September 30, 2022 totaling approximately $613 billion (of which over $118 billion represented assets of registered investment companies sponsored by the Manager). As of September 30, 2022, the Manager managed retirement assets for many of the largest public and private employee benefit plans (including 17 of the nation’s FORTUNE 100 companies), for public employee retirement funds in 33 of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 28 registered investment companies managed by the Manager, comprising approximately 92 separate investment portfolios, had as of September 30, 2022 approximately 2.8 million shareholder accounts.
The Manager provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each of the Portfolios paid the Manager, during its most recent fiscal year, a percentage of average net assets as follows:

Portfolio	Fee as a Percentage of Average Net Assets	Fiscal Year Ended
Emerging Markets Portfolio	0.95%	9/30/22
Short Duration Diversified Municipal Portfolio	0.30%	9/30/22
New York Municipal Portfolio	0.41%	9/30/22
California Municipal Portfolio	0.41%	9/30/22
Diversified Municipal Portfolio	0.35%	9/30/22
Short Duration Plus Portfolio	0.35%	9/30/22
Intermediate Duration Portfolio	0.44%	9/30/22
Overlay A Portfolio	0.90%	9/30/22
Tax‑Aware Overlay A Portfolio	0.89%	9/30/22
Overlay B Portfolio	0.65%	9/30/22
Tax‑Aware Overlay B Portfolio	0.65%	9/30/22
Tax‑Aware Overlay C Portfolio	0.65%	9/30/22
Tax‑Aware Overlay N Portfolio	0.65%	9/30/22
International Strategic Equities Portfolio	0.66%	9/30/22
International Small Cap Portfolio	1.00%	9/30/22
Small Cap Core Portfolio	0.80%	9/30/22
The Manager has contractually agreed to waive its management fees and/or to bear expenses of certain Portfolios of the SCB Fund and the Bernstein Fund through January 28, 2024, to the extent necessary to prevent total Portfolio operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, as follows:

Portfolio	Expense Limitation
Overlay A Portfolio
Class 1	1.20%
Class 2	1.00%

Tax‑Aware Overlay A Portfolio
Class 1	1.20%
Class 2	1.00%

Overlay B Portfolio
Class 1	0.90%
Class 2	0.75%

Tax‑Aware Overlay B Portfolio
Class 1	0.90%
Class 2	0.75%

Tax‑Aware Overlay C Portfolio
Class 1	0.90%
Class 2	0.75%

Tax‑Aware Overlay N Portfolio
Class 1	0.90%
Class 2	0.75%

International Small Cap Portfolio
SCB Class	1.35%
Advisor Class	1.10%

Small Cap Core Portfolio
SCB Class	1.30%
Advisor Class	1.05%
A discussion regarding the basis for the Board’s approval of each Portfolio’s investment advisory agreement is available in the Portfolio’s annual report to shareholders for the fiscal year ended September 30, 2022.
The Manager acts as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Manager may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolios. Certain other clients of the Manager have investment objectives and policies similar to those of a Portfolio. The Manager may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Manager to the accounts involved, including the Portfolios. When two or more of the clients of the Manager (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions are averaged as to price. The shares are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the shares over time.

PORTFOLIO MANAGERS:
The day‑to‑day management of, and investment decisions for, the Emerging Markets Portfolio are made by the Emerging Markets Team, comprised of senior portfolio managers.
The following table lists the persons within the Emerging Markets Team with the most significant responsibility for the day‑to‑day management of the Portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years

Sergey Davalchenko; since 2022; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2018.

Stuart Rae; since January 2023; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a substantially similar capacity since prior to 2018.

Nelson Yu; since 2017; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2018. Chief Investment Officer—Investment Sciences and Insights since 2021 and Head—Blend Strategies since prior to 2018.
The day‑to‑day management of, and investment decisions for, the Fixed-Income Municipal Portfolios are made by the Municipal Bond Investment Team.
The following table lists the persons within the Municipal Bond Investment Team with the most significant responsibility for the day‑to‑day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Daryl Clements; since September 2022; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2018.

Terrance T. Hults; since 2002; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a similar capacity to his current position since prior to 2018. He is also Co‑Head—Municipal Portfolio Management.

Matthew J. Norton; since 2016; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a substantially similar capacity since prior to 2018. He is also Co‑Head—Municipal Portfolio Management.

Andrew D. Potter; since 2018; Vice President of the Manager	Vice President of the Manager, with which he has been associated since prior to 2018.
The day‑to‑day management of, and investment decisions for, the Short Duration Plus Portfolio are made by the Manager’s U.S. Investment Grade: Liquid Markets Structured Products Investment Team.
The following table lists the persons within the U.S. Investment Grade: Liquid Markets Structured Products Investment Team with the most significant responsibility for the day‑to‑day management of the Portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Michael Canter; since 2016; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a substantially similar capacity to his current position since prior to 2018, and Director of Securitized Assets and U.S. Multi-Sector Fixed-Income.

Janaki Rao; since 2018; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a substantially similar capacity to his current position since prior to 2018.
The day‑to‑day management of, and investment decisions for, the Intermediate Duration Portfolio are made by the Manager’s U.S. Investment Grade: Core Fixed Income Team.
The following table lists the persons within the U.S. Investment Grade: Core Fixed Income Team with the most significant responsibility for the day‑to‑day management of the Portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Michael Canter; since 2016; Senior Vice President of the Manager	(See above)

Janaki Rao; since 2018; Senior Vice President of the Manager	(See above)
The day‑to‑day management of, and investment decisions for each of the Overlay Portfolios are made by the Asset Allocation Team.
The following table lists the persons within the Asset Allocation Team with the most significant responsibility for the day‑to‑day management of the Portfolios, the length of time that each person has been jointly and primarily responsible for the Portfolios, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Alexander Barenboym; since 2014; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a similar capacity to this current position since prior to 2018.

Daniel J. Loewy; since 2010; Senior Vice President of the Manager	Senior Vice President of the Manager, Chief Investment Officer and Head—Multi-Asset Solutions. Mr. Loewy has been associated with the Manager in similar capacities since prior to 2018.

Caglasu Altunkopru; since 2021; Senior Vice President of the Manager	Senior Vice President of the Manager, with which she has been associated since prior to 2018.
The day‑to‑day management of, and investment decisions for, the International Strategic Equities Portfolio are made by a team comprised of senior portfolio managers.

The following table lists the person with the most significant responsibility for the day‑to‑day management of the Portfolio, the length of time that the person has been primarily responsible for the Portfolio, and the person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Vivian Chen; since January 2023; Senior Vice President of the Manager	Senior Vice President of the Manager, with which she has been associated since prior to 2018.

Stuart Rae; since 2015; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a substantially similar capacity since prior to 2018.
The day‑to‑day management of, and investment decisions for, the International Small Cap Portfolio are made by a team comprised of senior portfolio managers.
The following table lists the persons with the most significant responsibility for the day‑to‑day management of the Portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Andrew Birse; since 2015; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a similar capacity since prior to 2018. He is also Chief Investment Officer of International Small Cap Equities since 2021.

Peter Chocian; since 2015; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a similar capacity since prior to 2018.

Nelson Yu; since 2016; Senior Vice President of the Manager	(See above)
The day‑to‑day management of, and investment decisions for, the Small Cap Core Portfolio are made by a team comprised of senior portfolio managers.
The following table lists the persons with the most significant responsibility for the day‑to‑day management of the Portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Serdar Kalaycioglu; since 2015; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a similar capacity since prior to 2018.

Samantha Lau; since 2015; Senior Vice President of the Manager	Senior Vice President of the Manager and Co‑Chief Investment Officer of U.S. Small/SMID Cap Growth Equities, with which she has been associated in a similar capacity since prior to 2018.

Erik A. Turenchalk; since 2020; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a similar capacity since prior to 2018.
The Portfolios’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Portfolios.
SHAREHOLDER SERVICING FEES
The Manager provides certain classes of the Bernstein Fund and the SCB Fund with shareholder servicing services. For these services, the Manager charges each Fixed-Income Portfolio an annual fee of 0.10% of each such Portfolio’s average daily assets, the Emerging Markets Portfolio an annual fee of 0.25% of each such Portfolio’s average daily net assets, each Overlay Portfolio an annual fee of 0.15% of each such Portfolio’s average daily assets in Class 1 shares (0.20% for Class 1 shares of Overlay A Portfolio and Tax‑Aware Overlay A Portfolio) and each of the International Strategic Equities Portfolio, International Small Cap Portfolio and Small Cap Core Portfolio an annual fee of 0.25% of each such Portfolio’s average daily net assets in SCB Class shares. These shareholder services include: providing information to shareholders concerning their Portfolio investments, systematic withdrawal plans, Portfolio dividend payments and reinvestments, shareholder account or transactions status, NAV of shares, Portfolio performance, Portfolio services, plans and options, Portfolio investment policies, portfolio holdings and tax consequences of Portfolio investments; dealing with shareholder complaints and other correspondence relating to Portfolio matters; and communications with shareholders when proxies are being solicited from them with respect to voting their Portfolio shares.
DISTRIBUTION SERVICES
Bernstein LLC, a Delaware limited liability company and registered broker-dealer and investment adviser, provides each of the Portfolios with distribution services pursuant to a Distribution Agreement between each of the Bernstein Fund and the SCB Fund and Bernstein LLC. Bernstein LLC does not charge a fee for these services. Bernstein LLC is a wholly-owned subsidiary of the Manager.
RETIREMENT PLAN SERVICES
Employer-sponsored defined contribution retirement plans, such as 401(k) plans, may hold Portfolio shares in the name of the plan, rather than the individual participants. In these cases, the plan recordkeeper performs transfer-agency functions for these shareholder accounts. Plan recordkeepers may be paid, or plans may be reimbursed, by the applicable Portfolio for each plan participant portfolio account in an amount equal to the lesser of 0.12% of the assets of the Portfolio attributable to such plan or $12 per account, per annum. To the extent any of these payments for retirement plan accounts are made by the Portfolio, they are included in the amount appearing opposite the caption “Other Expenses” found in the Portfolio expense tables under “Annual Portfolio Operating Expenses.” The Manager, at its expense, may provide additional payments to plan recordkeepers for the services they provide to plan participants that have invested in a Portfolio.
ADDITIONAL FEES FOR CERTAIN INVESTORS
Certain investors in the Portfolios are private advisory clients of affiliates of the Manager and in such capacity pay separate fees to such affiliates. These fees are in addition to Portfolio related fees. For more information on such fees, please contact your Bernstein advisor.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Portfolio will distribute substantially all of its net investment income (interest and dividends less expenses) and realized net capital gains, if any, from the sale of securities to its shareholders.
The Fixed-Income Portfolios intend to declare dividends daily and pay them monthly. The Non‑U.S. Stock Portfolios, the Small Cap Core Portfolio and the Overlay Portfolios intend to declare and pay dividends at least annually, generally in December. All Portfolios distribute capital gains distributions at least annually, generally in December. You will be taxed on dividends and capital gains distributions generally in the year you receive them, except that dividends declared in October, November or December and paid in January of the following year will be taxable to you in the year they are declared.
Dividends and capital gains distributions, if any, of all the Portfolios will be either reinvested in shares of the same Portfolio on which they were paid or paid in cash. The number of shares you receive if you reinvest your distributions is based upon the NAV of the Portfolio on the record date. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. In the alternative, you may elect in writing, received by us not less than five business days prior to the record date, to receive dividends and/or capital gains distributions in cash. Please contact your Bernstein Advisor. You will not receive interest on uncashed dividend, distribution or redemption checks.
If you purchase shares shortly before the record date of a distribution, the share price will include the value of the distribution and you may be subject to tax on this distribution when it is received, even though the distribution represents, in effect, a return of a portion of your purchase price.
Based on its investment objectives and strategies, the Manager expects that, in general, the Fixed-Income Municipal Portfolios will distribute primarily exempt-interest dividends (i.e., distributions out of interest earned on municipal securities) and the Fixed-Income Taxable Portfolios will distribute primarily ordinary income dividends (i.e., distributions out of net short-term capital gains, dividends and non‑exempt interest). The Non‑U.S. Stock Portfolios, the Small Cap Core Portfolio and the Overlay Portfolios may distribute ordinary income dividends and/or capital gains distributions. Any dividends paid by a Fixed-Income Portfolio that are properly reported as exempt-interest dividends will not be subject to regular federal income tax. Based on their investment objectives and strategies, the Manager expects that, in general, the Tax‑Aware Overlay A Portfolio and the Tax‑Aware Overlay B Portfolio will distribute less ordinary income dividends than the Overlay A Portfolio and the Overlay B Portfolio, respectively.
If you are subject to taxes, you may be taxed on dividends (unless, as described below, they are derived from the municipal securities and certain conditions are met) and capital gains distributions from the Portfolios whether they are received in cash or additional shares. Regardless of how long you have owned your shares in a Portfolio, distributions of long-term capital gains are taxed as such and distributions of net investment income, short-term capital gains and certain foreign currency gains are generally taxed as ordinary income. For individual taxpayers, ordinary income is taxed at a maximum federal income tax rate of 37%, and long-term capital gains are taxed at a maximum federal income tax rate of 15% or 20% for individuals, depending on whether their incomes exceed certain threshold amounts, which are adjusted annually for inflation. Income dividends that are exempt from federal income tax may be subject to state and local taxes.
Generally, it is intended that dividends paid on shares in the Fixed-Income Municipal Portfolios will be exempt from federal income taxes. However, any of these Portfolios may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. In addition, you may be taxed on any capital gains distributions from these Portfolios.
Interest on certain “private activity bonds” issued after August 7, 1986 are items of tax preference for purposes of the individual alternative minimum tax. If you hold shares in a Portfolio that invests in private activity bonds, you may be subject to the alternative minimum tax on that portion of the Portfolio’s distributions derived from interest income on those bonds.
A 3.8% Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gains, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.
Distributions of dividends to a Portfolio’s non‑corporate shareholders may be treated as “qualified dividend income,” which is taxed at reduced rates, if such distributions are derived from, and reported by a Portfolio as, “qualified dividend income” and provided that holding period and other requirements are met by both the shareholder and the Portfolio. “Qualified dividend income” generally is income derived from dividends from U.S. corporations and “qualified foreign corporations.” In addition, if, for any taxable year, a Portfolio distributes income from dividends from domestic corporations and complies with certain requirements, corporate shareholders may be entitled to take a dividends-received deduction for some or all of the dividends they receive. In general, dividends on the shares of a Portfolio will not qualify for the dividends-received deduction for corporations since they will not be derived from dividends paid by U.S. corporations.
Dividends and interest received by the Non‑U.S. Stock Portfolios, the Small Cap Core Portfolio, the Overlay Portfolios and the Fixed-Income Portfolios that invest in foreign securities may be subject to foreign tax and withholding. Some emerging markets countries may impose taxes on capital gains earned by a Portfolio in such countries. However, tax treaties between certain countries and the United States may reduce or eliminate such taxes.

Certain dividends on the shares of a Portfolio received by non‑corporate shareholders (including individuals, trusts and estates) from the Small Cap Core Portfolio may be eligible for the maximum capital gains tax rate applicable in the case of long-term capital gain provided that the non‑corporate shareholder receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. Such rate would not apply to dividends received from Fixed-Income Municipal Portfolios or Overlay Portfolios (which generally will be exempt from U.S. federal income tax to the extent discussed below) and Fixed-Income Taxable Portfolios. However, dividends received from Non‑U.S. Stock Portfolios may, to a certain extent, qualify for such rate. For tax years beginning after December 31, 2017 and before January 1, 2026, a Portfolio may also report dividends eligible for a 20% “qualified business income” deduction for non‑corporate US shareholders to the extent the Portfolio’s income is derived from ordinary REIT dividends, reduced by allocable Portfolio expenses, provided that holding period and other requirements are met by both the shareholder and the Portfolio.
If you redeem shares of a Portfolio or exchange them for shares of another Portfolio, generally you will recognize a capital gain or loss on the transaction. Any such gain or loss will be a long-term capital gain or loss if you held your shares for more than one year. Losses recognized on a sale and repurchase are disallowed to the extent that the shares disposed of are replaced within a 61‑day period beginning 30 days before and ending 30 days after the transaction date. However, if you experience a loss and have held your shares for only six months or less, such loss generally will be treated as a long-term capital loss to the extent that you treat any dividends as long-term capital gains. Additionally, any such loss will be disallowed to the extent of any dividends derived from the interest earned on municipal securities.
As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute taxable ordinary income or loss, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that would otherwise constitute ordinary deductions but are allocable under the Code to exempt-interest dividends will not be allowed as a deduction but instead will reduce net tax‑exempt income.
Dividends or other income (including, in some cases, capital gains) received by the Non‑U.S. Stock Portfolios from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Under certain circumstances, the Portfolios may elect for U.S. federal income tax purposes to treat foreign income taxes paid by such Portfolios as paid by their shareholders. The Portfolios may qualify for and make this election in some, but not necessarily all, of its taxable years. If this election is made, in order to claim the tax credit you will be required to include your pro rata share of such foreign taxes in computing your taxable income—treating an amount equal to your share of such taxes as a U.S. federal income tax deduction or foreign tax credit against your U.S. federal income taxes. Each of these Portfolios may determine, as it deems appropriate in applying the relevant U.S. federal income tax rules, not to pass through to shareholders certain foreign taxes paid by such Portfolio. You will not be entitled to claim a deduction for foreign taxes if you do not itemize your deductions on your returns. Generally, a foreign tax credit is more advantageous than a deduction. Other limitations may apply regarding the extent to which the credit or deduction may be claimed. To the extent that such Portfolios may hold securities of corporations which are considered to be passive foreign investment companies, capital gains on these securities may be treated as ordinary income and the Portfolios may be subject to corporate income taxes and interest charges on certain dividends and capital gains from these securities.
A 30% withholding tax is currently imposed on dividends, interest and other income items paid to: (i) foreign financial institutions including non‑U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, a foreign financial institution will need to (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non‑compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.
The New York Municipal Portfolio provides income that is generally tax‑free for New York state and local personal income tax purposes to the extent that the income is derived from New York Municipal Securities or securities issued by possessions of the United States. Similarly, the California Municipal Portfolio

provides income that is generally tax‑free for California state personal income tax purposes to the extent that the income is derived from California Municipal Securities or securities issued by possessions of the United States. A portion of income of the other Portfolios may also be exempt from state and local income taxes in certain states to the extent that the Portfolio derives income from securities the interest on which is exempt from taxes in that state.
To a limited extent, the Tax‑Aware Overlay N Portfolio provides income which is tax‑free (except for alternative minimum tax) for federal and New York state and local individual income tax purposes to the extent of income derived from New York Municipal Securities or securities issued by possessions of the United States. To a limited extent, the Tax‑Aware Overlay C Portfolio provides income which is tax‑free (except for alternative minimum tax) for federal and California state personal income tax purposes to the extent of income derived from California Municipal Securities or securities issued by possessions of the United States. Tax‑Aware Overlay B Portfolio provides income which is tax‑free for federal income tax purposes (except for alternative minimum tax) and which may be partially tax‑free for state tax purposes, to the extent of income derived from Municipal Securities. For this purpose, gains from transactions in options, futures contracts, options on futures contracts, market discount and swap income, as well as gains on the sale of Municipal Securities are not tax‑exempt. Accordingly, these Portfolios will expect to comply with the requirement of Code Section 852(b)(5) that at least 50% of the value of each such Portfolio’s total assets consists of Municipal Securities. This requirement may limit these Portfolios’ ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of these Portfolios may be exempt from state income taxes in certain states to the extent the Portfolio’s income is derived from securities the interest on which is exempt from income taxes in that state. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.
We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you during the prior year. Likewise, the amount of tax exempt income, including any tax exempt income subject to alternative minimum tax, that each Portfolio distributes will be reported to you and such income must be reported on your federal income tax return.
This Prospectus summarizes only some of the tax implications you should consider when investing in a Portfolio. You are urged to consult your own tax adviser regarding specific questions you may have as to federal, state, local and foreign taxes. Statements as to the tax status of dividends and distributions of each Portfolio are mailed annually.
A Portfolio may experience relatively large redemptions due to transactions in Portfolio shares by significant investors. If large shareholder redemptions occur, a Portfolio could be required to sell portfolio securities resulting in the Portfolio’s realization of net capital gains, which could be significant. Certain investment advisers, including an affiliate of the Manager, provide tax management services to their clients that invest in the Portfolios. As part of these services, those investment advisers conduct year‑end tax trading on behalf of their clients to offset capital gains taxes where possible, which may result in buying and selling shares in one or more of the Portfolios. These transactions could result in a Portfolio experiencing temporary asset inflows or outflows at year end. The Manager’s affiliate coordinates with the Manager to try to ensure that the implementation of its tax management strategies will not compromise the interests of any Portfolio or its shareholders, and the Manager considers that it has a fiduciary duty to both the Portfolios and its affiliate’s clients. The implementation of tax management strategies by such investment advisers may require a Portfolio to sell portfolio securities to satisfy redemption requests or increase asset allocations to cash or cash equivalents, which could result in the Portfolio’s realization of capital gains. If a significant amount of a Portfolio’s assets is allocated to cash or cash equivalents, it may be more difficult for the Portfolio to achieve its investment objective. Implementation of tax management strategies may also require a Portfolio to incur transaction costs, which will reduce its return.

GLOSSARY OF INVESTMENT TERMS

TYPES OF SECURITIES
Bonds are interest-bearing or discounted securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.
Convertible securities are fixed-income securities that are convertible into common stock.
Depositary Receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts.
Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.
Fixed-income securities, such as bonds or notes, entitle the owner to receive a specified sum of money (interest) at set intervals as well as the principal amount of the security at its maturity.
Municipal securities are debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations. Municipal securities include municipal bonds, which are intended to meet longer-term capital needs and municipal notes, which are intended to fulfill short-term capital needs.
Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act of 1933, as amended.
U.S. government securities are securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities, or by certain government-sponsored entities (entities chartered by or sponsored by Act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes, and bonds) and certificates issued by the Government National Mortgage Association. U.S. government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.
RATING AGENCIES AND INDEXES
Bloomberg U.S. Aggregate Bond Index—The Bloomberg U.S. Aggregate Bond Index represents securities that are SEC‑registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.
Bloomberg U.S. TIPS 1‑10 Year Index—The Bloomberg US TIPS 1‑10 Year Index measures the performance of the U.S. Treasury Inflation Protected Securities market, with maturities between one and ten years.
Bloomberg 1‑10 Year Blend Index—The Bloomberg 1‑10 Year Blend Index is the 1‑10 Year Blend (1‑12) component of the Bloomberg Municipal Bond Index, which represents the performance of the long-term tax‑exempt bond market consisting of investment-grade bonds.
Bloomberg 1‑10 Year Municipal Bond Index—The Bloomberg 1‑10 Year Municipal Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed tax exempt bond market.
Bloomberg 5‑Year General Obligation Municipal Bond Index is an unmanaged index comprised of long-term, investment-grade tax‑exempt bonds with maturities ranging from four to six years.
Bloomberg Global Aggregate Bond Index—The Bloomberg Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed income markets.
Bloomberg 1‑Year Municipal Index—The Bloomberg Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax‑exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB‑ or higher) by at least two of the following rating agencies: Moody’s, S&P Global and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. This index is the 1 Year (1‑2) component of the Municipal Bond index.
Fitch is Fitch Ratings, Inc.
ICE BofA 1‑3 Year Treasury Index—The ICE BofA 1‑3 Year Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. government having a maturity of at least one year and less than three years.
Moody’s is Moody’s Investors Service, Inc.
MSCI ACWI Commodity Producers Index—The MSCI ACWI Commodity Producers Index captures the global opportunity set of commodity producers in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI, the parent index, which covers mid and large cap securities across 23 developed markets and 24 emerging markets countries.
MSCI ACWI ex USA IMI—The MSCI ACWI ex USA IMI captures large, mid and small cap representation across 22 of 23 developed market countries (excluding the U.S.) and 24 emerging markets countries.
MSCI ACWI ex USA Index—The MSCI ACWI ex USA Index measures the performance of the large- and mid‑cap market segment across 22 of 23 developed markets (excluding the U.S.) and 24 emerging market countries.
MSCI ACWI ex USA Small Cap Index—The MSCI ACWI ex USA Small Cap Index measures the performance of the small‑cap market segment across 22 of 23 developed markets (excluding the U.S.) and 24 emerging market countries.
MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.
Nationally Recognized Statistical Rating Organizations, or NRSROs, are credit rating agencies registered with the SEC. NRSROs assess the creditworthiness of an obligor as an entity or with respect to specific securities or money market instruments. A list of credit rating agencies currently registered as NRSROs can be found on the SEC’s website (http://www.sec.gov).
Russell 2000 Index—The Russell 2000 Index measures the performance of the small‑cap segment of the U.S. equity universe.
Russell 3000—The Russell 3000 measures the performance of the largest 3,000 U.S. public companies representing approximately 98% of the investible U.S. equity market by stock market capitalization.
S&P 500 Index—The S&P 500 Index is an unmanaged index comprised of common stock of 500 leading U.S. companies that is frequently used as a general measure of overall U.S. stock market performance.
S&P Global is S&P Global Ratings.
OTHER
1940 Act is the Investment Company Act of 1940, as amended.
AMT is the federal alternative minimum tax.
Code is the Internal Revenue Code of 1986, as amended.
SEC is the Securities and Exchange Commission.
Exchange is the New York Stock Exchange.
Net assets means the Portfolio’s net assets plus any borrowings for investment purposes.
Non‑U.S. company or non‑U.S. issuer is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

FINANCIAL HIGHLIGHTS

Financial Highlights	Emerging Markets Portfolio	The financial highlights tables are intended to help you understand the financial performance of the Portfolio for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information for each fiscal‑year‑end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Portfolio’s financial statements, are included in the Portfolio’s 2022 annual report, which is available upon request.
Emerging Markets Portfolio

	EMERGING MARKETS CLASS
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$33.43	$27.17	$26.03	$28.39	$31.25

Income from investment operations:
Investment income, net(a)(b)	0.38	0.50	0.32	0.51	0.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(9.10)	6.32	1.26	(0.95)	(2.90)
Contributions from affiliates	0	0	0.00 (c)	0.00 (c)	0.00	(c)

Total from investment operations	(8.72)	6.82	1.58	(0.44)	(2.62)

Less dividends and distributions:
Dividends from net investment income	(0.66)	(0.56)	(0.44)	(0.33)	(0.17)
Distributions from net realized gain on investment transactions	(2.28)	0	0	(1.59)	(0.07)

Total dividends and distributions	(2.94)	(0.56)	(0.44)	(1.92)	(0.24)

Net asset value, end of period	$21.77	$33.43	$27.17	$26.03	$28.39

Total Return(d)(e)	(28.60)%	25.20%	6.04%	(0.91)%	(8.46	)%(f)

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$$871,486	$1,225,396	$1,056,249	$1,120,427	$1,174,312
Average net assets (000 omitted)	$1,120,511	$1,252,078	$1,085,654	$1,123,274	$1,316,137
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.28%	1.28%	1.29%	1.30%	1.33%
Expenses, before waivers/reimbursements	1.29%	1.28%	1.30%	1.30%	1.33%
Net investment income(b)	1.34%	1.50%	1.22%	1.96%	0.86%
Portfolio turnover rate	57%	68%	85%	92%	65%
See Footnote Summary on page 152

Financial Highlights	Fixed-Income Municipal Portfolios • Short Duration Diversified Municipal Portfolio • New York Municipal Portfolio • California Municipal Portfolio • Diversified Municipal Portfolio	The financial highlights tables are intended to help you understand the financial performance of a Portfolio for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). The information for each fiscal‑year‑end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Portfolio’s financial statements, are included in the Portfolio’s 2022 annual report, which is available upon request.
Short Duration Diversified Municipal Portfolio

	SHORT DURATION DIVERSIFIED MUNICIPAL CLASS
	Year Ended September 30,
	2022	2021		2020		2019		2018
Net asset value, beginning of period	$12.77	$12.76		$12.63		$12.50		$12.60

Income from investment operations:
Investment income, net(a)	0.09	0.10	(b)	0.14	(b)	0.17	(b)	0.12	(b)
Net realized and unrealized gain (loss) on investment transactions	(0.64)	0.02		0.14		0.13		(0.10)

Total from investment operations	(0.55)	0.12		0.28		0.30		0.02

Less: dividends and distributions
Dividends from net investment income	(0.09)	(0.11)		(0.15)		(0.17)		(0.12)
Distributions from net realized gain on investment transactions	0	0		0		0		0

Total dividends and distributions	(0.09)	(0.11)		(0.15)		(0.17)		(0.12)

Net asset value, end of period	$12.13	$12.77		$12.76		$12.63		$12.50

Total Return(d)	(4.27)%	0.91%		2.20%		2.41%		0.18%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$226,047	$282,142		$210,145		$191,091		$188,148
Average net assets (000 omitted)	$245,118	$238,495		$205,125		$186,888		$199,804
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)	0.36%	0.39%		0.48%		0.50%		0.52%
Expenses, before waivers/reimbursements(g)	0.47%	0.48%		0.49%		0.50%		0.52%
Net investment income	0.76%	0.81	%(b)	1.13	%(b)	1.34	%(b)	0.97	%(b)
Portfolio turnover rate	40%	35%		45%		57%		58%
New York Municipal Portfolio

	NEW YORK MUNICIPAL CLASS
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.25	$14.04	$14.18	$13.68	$14.07

Income from investment operations:
Investment income, net(a)	0.26	0.27	0.30	0.32	0.31
Net realized and unrealized gain (loss) on investment transactions	(1.37)	0.20	(0.13)	0.50	(0.39)
Contributions from affiliates	0	0	0	0	0.00 (c)

Total from investment operations	(1.11)	0.47	0.17	0.82	(0.08)

Less dividends:
Dividends from net investment income	(0.26)	(0.26)	(0.31)	(0.32)	(0.31)

Net asset value, end of period	$12.88	$14.25	$14.04	$14.18	$13.68

Total Return(d)	(7.89)%	3.38%	1.22%	6.03%	(0.57)%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,277,132	$1,606,925	$1,585,884	$1,629,139	$1,631,011
Average net assets (000 omitted)	$1,497,091	$1,623,786	$1,599,889	$1,619,580	$1,621,380
Ratio to average net assets of
Expenses	0.54%	0.53%	0.54%	0.53%	0.53%
Net investment income	1.90%	1.86%	2.17%	2.27%	2.23%
Portfolio turnover rate	14%	18%	18%	18%	23%
See Footnote Summary on page 152

California Municipal Portfolio

	CALIFORNIA MUNICIPAL CLASS
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.60	$14.52	$14.44	$13.99	$14.32

Income from investment operations:
Investment income, net(a)	0.25	0.24	0.29	0.31	0.31
Net realized and unrealized gain (loss) on investment transactions	(1.33)	0.08	0.08	0.45	(0.33)

Total from investment operations	(1.08)	0.32	0.37	0.76	(0.02)

Less dividends:
Dividends from net investment income	(0.24)	(0.24)	(0.29)	(0.31)	(0.31)

Net asset value, end of period	$13.28	$14.60	$14.52	$14.44	$13.99

Total Return(d)	(7.46)%	2.21%	2.59%	5.50%	(0.13)%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$938,638	$1,228,752	$1,243,747	$1,212,947	$1,189,754
Average net assets (000 omitted)	$1,116,698	$1,252,402	$1,222,654	$1,181,680	$1,177,686
Ratio to average net assets of:
Expenses	0.55%	0.54%	0.55%	0.55%	0.55%
Net investment income	1.76%	1.66%	1.98%	2.17%	2.19%
Portfolio turnover rate	23%	27%	16%	24%	38%
Diversified Municipal Portfolio

	DIVERSIFIED MUNICIPAL CLASS
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.80	$14.67	$14.57	$14.05	$14.43

Income from investment operations:
Investment income, net(a)	0.28	0.28	0.33	0.34	0.31
Net realized and unrealized gain (loss) on investment transactions	(1.44)	0.13	0.10	0.52	(0.38)

Total from investment operations	(1.16)	0.41	0.43	0.86	(0.07)

Less dividends:
Dividends from net investment income	(0.27)	(0.28)	(0.33)	(0.34)	(0.31)

Net asset value, end of period	$13.37	$14.80	$14.67	$14.57	$14.05

Total Return(d)	(7.89)%	2.79%	2.99%	6.21%	(0.45)%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$4,296,196	$5,390,502	$5,035,751	$4,989,558	$5,479,314
Average net assets (000 omitted)	$5,011,517	$5,276,753	$5,013,687	$5,238,466	$5,511,547
Ratio to average net assets of:
Expenses	0.47%	0.47%	0.47%	0.47%	0.46%
Net investment income	1.96%	1.89%	2.26%	2.38%	2.20%
Portfolio turnover rate	15%	22%	20%	22%	23%
See Footnote Summary on page 152

Financial Highlights	Fixed-Income Taxable Portfolios • Short Duration Plus Portfolio • Intermediate Duration Portfolio	The financial highlights tables are intended to help you understand the financial performance of a Portfolio for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). The information for each fiscal‑year‑end period has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Portfolio’s financial statements, are included in the Portfolio’s 2022 annual report, which is available upon request.
Short Duration Plus Portfolio

	SHORT DURATION PLUS CLASS
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.67	$11.78	$11.74	$11.53	$11.68

Income from investment operations:
Investment income, net(a)(b)	0.08	0.11	0.17	0.22	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.67)	(0.11)	0.06	0.23	(0.13)
Contributions from affiliates	0	0	0	0	0

Total from investment operations	(0.59)	0	0.23	0.45	0.02

Less dividends:
Dividends from net investment income	(0.07)	(0.11)	(0.19)	(0.24)	(0.17)

Net asset value, end of period	$11.01	$11.67	$11.78	$11.74	$11.53

Total Return(d)(e)	(5.02)%	0.01%	1.97%	3.96%	0.18%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$323,936	$245,285	$225,045	$229,120	$188,523
Average net assets (000 omitted)	$244,478	$245,228	$223,901	$213,653	$207,677
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.44%	0.46%	0.56%	0.56%	0.60%
Expenses, before waivers/reimbursements	0.54%	0.55%	0.56%	0.56%	0.60%
Net investment income(b)	0.74%	0.91%	1.48%	1.93%	1.30%
Portfolio turnover rate	48%	75%	50%	39%	85	%(h)
Intermediate Duration Portfolio

	INTERMEDIATE DURATION CLASS
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.49	$14.02	$13.54	$12.76	$13.23

Income from investment operations:
Investment income, net(a)	0.21	0.25	0.35	0.38	0.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.23)	(0.28)	0.51	0.83	(0.45)
Contributions from affiliates	0	0	0	0.00 (c)	0

Total from investment operations	(2.02)	(0.03)	0.86	1.21	(0.15)

Less dividends and distributions:
Dividends from net investment income	(0.21)	(0.26)	(0.38)	(0.43)	(0.32)
Distributions from net realized gain on investment transactions	(0.13)	(0.24)	0	0	0

Total dividends and distributions	(0.34)	(0.50)	(0.38)	(0.43)	(0.32)

Net asset value, end of period	$11.13	$13.49	$14.02	$13.54	$12.76

Total Return(d)	(15.15)%	(0.23)%	6.35%	9.70%	(1.14)%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$3,089,962	$3,845,735	$3,696,937	$3,416,459	$3,291,645
Average net assets (000 omitted)	$3,542,155	$3,818,467	$3,503,078	$3,289,133	$3,339,472
Ratio to average net assets of:
Expenses	0.56%	0.56%	0.57%	0.57%	0.57%
Net investment income	1.65%	1.81%	2.54%	2.95%	2.34%
Portfolio turnover rate(h)	122%	123%	72%	62%	201%
See Footnote Summary on page 152.

(a)	Based on average shares outstanding.

(b)	Net of expenses waived by the Adviser.

(c)	Amount is less than $.005.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)
Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Emerging Markets Portfolio for the years ended September 30, 2022, September 30, 2020, and September 30, 2018 by 0.07%, 0.32% and 0.03%, respectively.

(f)
The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(g)
In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

Acquired Fund Fees and Expenses:

YEAR ENDED 09/30/20
Short Duration Diversified Municipal	0.01%
Waiver:

YEAR ENDED 09/30/20
Short Duration Diversified Municipal	0.01%

(h)	The Portfolio accounts for dollar roll transactions as purchases and sales.

Financial Highlights	Overlay Portfolios • Overlay A Portfolio • Tax‑Aware Overlay A Portfolio • Overlay B Portfolio • Tax‑Aware Overlay B Portfolio • Tax‑Aware Overlay C Portfolio • Tax‑Aware Overlay N Portfolio	The financial highlights tables are intended to help you understand the financial performance of a Portfolio for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). The information for each fiscal period has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Portfolio’s financial statements, are included in the Portfolio’s 2022 annual report, which is available upon request.
Overlay A Portfolio

	CLASS 1
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$16.01	$12.81	$13.05	$13.69	$13.18

Income from investment operations:
Investment income, net(a)(b)	0.23	0.07	0.13	0.14	0.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.17)	3.25	(0.19)	(0.37)	0.57
Contributions from affiliates	0	0	0	0.00 (c)	0

Total from investment operations	(2.94)	3.32	(0.06)	(0.23)	0.69

Less dividends and distributions:
Dividends from net investment income	(0.34)	(0.12)	(0.15)	(0.13)	(0.18)
Distributions from net realized gain on investment transactions	(1.43)	0	(0.03)	(0.28)	0

Total dividends and distributions	(1.77)	(0.12)	(0.18)	(0.41)	(0.18)

Net asset value, end of period	$11.30	$16.01	$12.81	$13.05	$13.69

Total Return(d)(e)	(21.17)%	26.16%	(0.45)%	(1.46)%	5.21%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,121,710	$1,596,442	$1,465,081	$1,653,447	$1,811,002
Average net assets (000 omitted)	$1,430,298	$1,606,920	$1,539,035	$1,663,944	$1,829,185
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	0.83%	0.80%	0.81%	0.80%	0.78%
Expenses, before waivers/reimbursements(f)(g)	1.16%	1.15%	1.15%	1.14%	1.13%
Net investment income(b)	1.67%	0.47%	1.02%	1.11%	0.88%
Portfolio turnover rate	24%	21%	22%	21%	39%
See Footnote Summary on pages 159 and 160.

Overlay A Portfolio

	CLASS 2
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$16.05	$12.84	$13.07	$13.72	$13.22

Income from investment operations:
Investment income, net(a)(b)	0.25	0.10	0.15	0.18	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.18)	3.26	(0.17)	(0.39)	0.56
Contributions from affiliates	0	0	0	0.00 (c)	0

Total from investment operations	(2.93)	3.36	(0.02)	(0.21)	0.71

Less dividends and distributions:
Dividends from net investment income	(0.37)	(0.15)	(0.18)	(0.16)	(0.21)
Distributions from net realized gain on investment transactions	(1.43)	0	(0.03)	(0.28)	0

Total dividends and distributions	(1.80)	(0.15)	(0.21)	(0.44)	(0.21)

Net asset value, end of period	$11.32	$16.05	$12.84	$13.07	$13.72

Total Return(d)(e)	(21.02)%	26.34%	(0.25)%	(1.23)%	5.37%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$228,680	$320,324	$309,925	$330,953	$427,346
Average net assets (000 omitted)	$291,541	$323,834	$319,363	$367,721	$420,846
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	0.63%	0.59%	0.61%	0.60%	0.58%
Expenses, before waivers/reimbursements(f)(g)	0.96%	0.95%	0.95%	0.94%	0.93%
Net investment income(b)	1.81%	0.69%	1.17%	1.37%	1.09%
Portfolio turnover rate	24%	21%	22%	21%	39%
Tax‑Aware Overlay A Portfolio

	CLASS 1
	Year Ended September 30,
	2022	2021	2020		2019	2018
Net asset value, beginning of period	$16.98	$13.65	$13.78		$14.29	$13.95

Income from investment operations:
Investment income, net(a)(b)	0.23	0.08	0.13		0.15	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.41)	3.39	(0.08)		(0.37)	0.55

Total from investment operations	(3.18)	3.47	0.05		(0.22)	0.68

Less dividends and distributions:
Dividends from net investment income	(0.23)	(0.14)	(0.18)		(0.12)	(0.30)
Distributions from net realized gain on investment transactions	(1.42)	0	(0.00	)(c)	(0.17)	(0.04)

Total dividends and distributions	(1.65)	(0.14)	(0.18)		(0.29)	(0.34)

Net asset value, end of period	$12.15	$16.98	$13.65		$13.78	$14.29

Total Return(d)(e)	(21.15)%	25.54%	0.29%		(1.28)%	4.85	%(h)

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$2,232,773	$3,144,804	$2,712,320		$3,143,494	$3,464,533
Average net assets (000 omitted)	$2,880,460	$3,057,954	$2,913,890		$3,181,790	$3,513,988
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	0.81%	0.77%	0.80%		0.80%	0.77%
Expenses, before waivers/reimbursements(f)(g)	1.14%	1.12%	1.13%		1.13%	1.12%
Net investment income(b)	1.53%	0.49%	0.99%		1.09%	0.89%
Portfolio turnover rate	25%	20%	22%		20%	42%
See Footnote Summary on pages 159 and 160.

Tax‑Aware Overlay A Portfolio

	CLASS 2
	Year Ended September 30,
	2022	2021	2020		2019	2018
Net asset value, beginning of period	$17.03	$13.69	$13.82		$14.33	$14.00

Income from investment operations:
Investment income, net(a)(b)	0.26	0.11	0.16		0.17	0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.42)	3.40	(0.08)		(0.36)	0.54
Contributions from affiliates	0	0	0		0	0

Total from investment operations	(3.16)	3.51	0.08		(0.19)	0.70

Less dividends and distributions:
Dividends from net investment income	(0.26)	(0.17)	(0.21)		(0.15)	(0.33)
Distributions from net realized gain on investment transactions	(1.42)	0	(0.00	)(c)	(0.17)	(0.04)

Total dividends and distributions	(1.68)	(0.17)	(0.21)		(0.32)	(0.37)

Net asset value, end of period	$12.19	$17.03	$13.69		$13.82	$14.33

Total Return(d)(e)	(20.98)%	25.78%	0.56%		(1.12)%	5.01 (h)

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$642,337	$942,706	$847,108		$1,041,177	$1,119,490
Average net assets (000 omitted)	$854,251	$937,234	$935,278		$1,048,726	$1,114,328
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)(g)	0.61%	0.57%	0.60%		0.60%	0.57%
Expenses, before waivers/reimbursements(f)(g)	0.94%	0.92%	0.93%		0.93%	0.92%
Net investment income(b)	1.73%	0.71%	1.21%		1.28%	1.09%
Portfolio turnover rate	25%	20%	22%		20%	42%
Overlay B Portfolio

	CLASS 1
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.92	$10.96	$10.94	$10.96	$11.00

Income from investment operations:
Investment income, net(a)(b)	0.27	0.21	0.16	0.21	0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.90)	1.05	0.22	0.17	0.01
Contributions from affiliates	0	0	0	0.00 (c)	0.00 (c)

Total from investment operations	(1.63)	1.26	0.38	0.38	0.21

Less dividends and distributions:
Dividends from net investment income	(0.40)	(0.25)	(0.32)	(0.26)	(0.23)
Distributions from net realized gain on investment transactions	(1.27)	(0.05)	(0.04)	(0.14)	(0.02)

Total dividends and distributions	(1.67)	(0.30)	(0.36)	(0.40)	(0.25)

Net asset value, end of period	$8.62	$11.92	$10.96	$10.94	$10.96

Total Return(d)	(16.10)%	11.61%	3.56%	3.75%	1.93%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$750,137	$999,357	$991,266	$1,024,761	$1,052,414
Average net assets (000 omitted)	$908,265	$1,021,208	$991,542	$1,014,279	$1,055,548
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	0.81%	0.83%	0.84%	0.83%	0.81%
Expenses, before waivers/reimbursements(f)	0.85%	0.87%	0.87%	0.86%	0.86%
Net investment income(b)	2.65%	1.78%	1.51%	1.95%	1.78%
Portfolio turnover rate	115%	98%	74%	67%	116%
See Footnote Summary on pages 159 and 160.

Overlay B Portfolio

	CLASS 2
	Year Ended September 30,
	2022		2021	2020	2019	2018
Net asset value, beginning of period	$11.96		$11.00	$10.97	$10.98	$11.03

Income from investment operations:
Investment income, net(a)(b)	0.28		0.23	0.18	0.22	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.90)		1.04	0.23	0.18	0.01
Contributions from affiliates	0		0	0	0.00 (c)	0.00 (c)

Total from investment operations	(1.62)		1.27	0.41	0.40	0.22

Less dividends and distributions:
Dividends from net investment income	(0.42)		(0.26)	(0.34)	(0.27)	(0.25)
Distributions from net realized gain on investment transactions	(1.27)		(0.05)	(0.04)	(0.14)	(0.02)

Total dividends and distributions	(1.69)		(0.31)	(0.38)	(0.41)	(0.27)

Net asset value, end of period	$8.65		$11.96	$11.00	$10.97	$10.98

Total Return(d)	(15.98	)%(h)	11.64%	3.76%	3.97%	2.02%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$150,684		$195,068	$203,349	$218,022	$228,731
Average net assets (000 omitted)	$181,909		$202,314	$209,927	$226,099	$226,777
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	0.66%		0.68%	0.69%	0.68%	0.66%
Expenses, before waivers/reimbursements(f)	0.70%		0.72%	0.72%	0.71%	0.71%
Net investment income(b)	2.80%		1.93%	1.66%	2.10%	1.93%
Portfolio turnover rate	115%		98%	74%	67%	116%
Tax‑Aware Overlay B Portfolio

	CLASS 1
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.36	$11.27	$11.12	$11.25	$11.50

Income from investment operations:
Investment income, net(a)(b)	0.18	0.17	0.19	0.21	0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.66)	1.19	0.12	(0.03)	0.02
Contributions from affiliates	0	0	0	0	0

Total from investment operations	(1.48)	1.36	0.31	0.18	0.21

Less dividends and distributions:
Dividends from net investment income	(0.19)	(0.27)	(0.16)	(0.20)	(0.18)
Distributions from net realized gain on investment transactions	(0.65)	0	0	(0.11)	(0.28)

Total dividends and distributions	(0.84)	(0.27)	(0.16)	(0.31)	(0.46)

Net asset value, end of period	$10.04	$12.36	$11.27	$11.12	$11.25

Total Return(d)	(12.95)%	12.11%	2.93%	1.81%	1.86%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$932,107	$1,194,517	$1,140,951	$1,240,530	$1,314,251
Average net assets (000 omitted)	$1,111,920	$1,196,104	$1,191,962	$1,254,989	$1,319,846
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	0.83%	0.84%	0.84%	0.83%	0.81%
Expenses, before waivers/reimbursements(f)	0.83%	0.84%	0.84%	0.84%	0.83%
Net investment income(b)	1.63%	1.44%	1.74%	1.89%	1.68%
Portfolio turnover rate	12%	19%	8%	12%	22%
See Footnote Summary on pages 159 and 160.

Tax‑Aware Overlay B Portfolio

	CLASS 2
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.39	$11.30	$11.14	$11.27	$11.52

Income from investment operations:
Investment income, net(a)(b)	0.20	0.19	0.21	0.22	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.66)	1.19	0.13	(0.02)	0.02
Contributions from affiliates	0	0	0	0	0

Total from investment operations	(1.46)	1.38	0.34	0.20	0.23

Less dividends and distributions:
Dividends from net investment income	(0.21)	(0.29)	(0.18)	(0.22)	(0.20)
Distributions from net realized gain on investment transactions	(0.65)	0	0	(0.11)	(0.28)

Total dividends and distributions	(0.86)	(0.29)	(0.18)	(0.33)	(0.48)

Net asset value, end of period	$10.07	$12.39	$11.30	$11.14	$11.27

Total Return(d)	(12.78)%	12.35%	3.04%	1.93%	2.01%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$378,873	$523,749	$521,628	$601,605	$643,676
Average net assets (000 omitted)	$478,848	$534,158	$559,800	$611,585	$646,854
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	0.68%	0.69%	0.69%	0.68%	0.66%
Expenses, before waivers/reimbursements(f)	0.68%	0.69%	0.69%	0.69%	0.68%
Net investment income(b)	1.78%	1.59%	1.89%	2.03%	1.83%
Portfolio turnover rate	12%	19%	8%	12%	22%
Tax‑Aware Overlay C Portfolio

	CLASS 1
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.29	$11.26	$11.14	$11.29	$11.49

Income from investment operations:
Investment income, net(a)(b)	0.17	0.16	0.18	0.19	0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.61)	1.13	0.10	(0.03)	0.07
Contributions from affiliates	0	0	0	0	0

Total from investment operations	(1.44)	1.29	0.28	0.16	0.24

Less dividends and distributions:
Dividends from net investment income	(0.18)	(0.26)	(0.16)	(0.18)	(0.18)
Distributions from net realized gain on investment transactions	(0.78)	0	0	(0.13)	(0.26)

Total dividends and distributions	(0.96)	(0.26)	(0.16)	(0.31)	(0.44)

Net asset value, end of period	$9.89	$12.29	$11.26	$11.14	$11.29

Total Return(d)	(12.84)%	11.57%	2.48%	1.53%	2.13%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$240,668	$321,782	$315,270	$356,936	$368,640
Average net assets (000 omitted)	$293,443	$323,453	$339,567	$355,345	$366,150
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	0.87%	0.88%	0.88%	0.86%	0.85%
Expenses, before waivers/reimbursements(f)	0.87%	0.88%	0.88%	0.87%	0.87%
Net investment income(b)	1.56%	1.31%	1.60%	1.75%	1.49%
Portfolio turnover rate	18%	23%	13%	14%	28%
See Footnote Summary on pages 159 and 160.

Tax‑Aware Overlay C Portfolio

	CLASS 2
	Year Ended September 30,
	2022		2021	2020	2019	2018
Net asset value, beginning of period	$12.32		$11.29	$11.16	$11.31	$11.50

Income from investment operations:
Investment income, net(a)(b)	0.19		0.18	0.19	0.21	0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.61)		1.13	0.11	(0.04)	0.08
Contributions from affiliates	0		0	0	0	0

Total from investment operations	(1.42)		1.31	0.30	0.17	0.27

Less dividends and distributions:
Dividends from net investment income	(0.20)		(0.28)	(0.17)	(0.19)	(0.20)
Distributions from net realized gain on investment transactions	(0.78)		0	0	(0.13)	(0.26)

Total dividends and distributions	(0.98)		(0.28)	(0.17)	(0.32)	(0.46)

Net asset value, end of period	$9.92		$12.32	$11.29	$11.16	$11.31

Total Return(d)	(12.66	)%(h)	11.72%	2.68%	1.65%	2.37	%(h)

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$126,412		$179,654	$196,312	$209,891	$221,368
Average net assets (000 omitted)	$164,116		$192,674	$203,874	$217,264	$225,633
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	0.72%		0.73%	0.73%	0.71%	0.70%
Expenses, before waivers/reimbursement(f)	0.72%		0.73%	0.73%	0.72%	0.72%
Net investment income(b)	1.71%		1.46%	1.75%	1.90%	1.64%
Portfolio turnover rate	18%		23%	13%	14%	28%
Tax‑Aware Overlay N Portfolio

	CLASS 1
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.17	$11.02	$11.04	$11.19	$11.43

Income from investment operations:
Investment income, net(a)(b)	0.18	0.15	0.18	0.20	0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.66)	1.25	(0.03)	(0.03)	0.04
Contributions from affiliates	0	0	0	0	0

Total from investment operations	(1.48)	1.40	0.15	0.17	0.21

Less dividends and distributions:
Dividends from net investment income	(0.17)	(0.25)	(0.17)	(0.19)	(0.18)
Distributions from net realized gain on investment transactions	(0.61)	0	0	(0.13)	(0.27)

Total dividends and distributions	(0.78)	(0.25)	(0.17)	(0.32)	(0.45)

Net asset value, end of period	$9.91	$12.17	$11.02	$11.04	$11.19

Total Return(d)	(13.16)%	12.82%	1.35%	1.67%	1.84%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$230,496	$312,157	$303,111	$335,908	$372,015
Average net assets (000 omitted)	$282,579	$313,333	$317,504	$343,928	$375,576
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	0.89%	0.90%	0.90%	0.88%	0.86%
Expenses, before waivers/reimbursement(f)	0.89%	0.90%	0.91%	0.89%	0.88%
Net investment income(b)	1.57%	1.30%	1.65%	1.84%	1.54%
Portfolio turnover rate	14%	19%	11%	19%	31%
See Footnote Summary on pages 159 and 160.

Tax‑Aware Overlay N Portfolio

	CLASS 2
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.20	$11.05	$11.06	$11.21	$11.45

Income from investment operations:
Investment income, net(a)(b)	0.19	0.17	0.20	0.22	0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.66)	1.25	(0.02)	(0.04)	0.04
Contributions from affiliates	0	0	0	0	0

Total from investment operations	(1.47)	1.42	0.18	0.18	0.23

Less dividends and distributions:
Dividends from net investment income	(0.19)	(0.27)	(0.19)	(0.20)	(0.20)
Distributions from net realized gain on investment transactions	(0.61)	0	0	(0.13)	(0.27)

Total dividends and distributions	(0.80)	(0.27)	(0.19)	(0.33)	(0.47)

Net asset value, end of period	$9.93	$12.20	$11.05	$11.06	$11.21

Total Return(d)	(13.08)%	12.96%	1.60%	1.79%	1.99%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$42,316	$66,163	$71,348	$84,996	$85,946
Average net assets (000 omitted)	$59,773	$71,584	$78,103	$81,875	$87,212
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	0.74%	0.75%	0.75%	0.73%	0.71%
Expenses, before waivers/reimbursement(f)	0.74%	0.75%	0.76%	0.74%	0.73%
Net investment income(b)	1.72%	1.44%	1.80%	1.99%	1.69%
Portfolio turnover rate	14%	19%	11%	19%	31%
Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)
Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Overlay A Portfolio for the year ended September 30, 2020 by .02% and the Tax‑Aware Overlay A Portfolio for the year ended September 30, 2020 by .02%.

(f)
In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

Acquired Fund Fees and Expenses:

	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/18
Overlay A Portfolio	0.34%	0.36%	0.35%	0.34%	0.37%
Tax‑Aware Overlay A Portfolio	0.33%	0.36%	0.34%	0.34%	0.36%
Overlay B Portfolio	0.05%	0.04%	0.03%	0.05%	0.07%
Tax‑Aware Overlay B Portfolio	0.03%	0.03%	0.02%	0.05%	0.04%
Tax‑Aware Overlay C Portfolio	0.03%	0.03%	0.03%	0.03%	0.04%
Tax‑Aware Overlay N Portfolio	0.03%	0.03%	0.03%	0.03%	0.04%
Waiver:

	Year Ended 9/30/22		Year Ended 9/30/21		Year Ended 9/30/20		Year Ended 9/30/19	Year Ended 9/30/18
Overlay A Portfolio	0.33%		0.35%		0.34%		0.33%	0.37%
Tax‑Aware Overlay A Portfolio	0.33%		0.35%		0.34%		0.33%	0.36%
Overlay B Portfolio	0.04%		0.04%		0.03%		0.03%	0.07%
Tax‑Aware Overlay B Portfolio	0.00%	(c)	0.00%	(c)	0.00%	(c)	0.02%	0.04%
Tax‑Aware Overlay C Portfolio	0.00%	(c)	0.00%	(c)	0.00%	(c)	0.01%	0.04%
Tax‑Aware Overlay N Portfolio	0.00%	(c)	0.00%	(c)	0.00%	(c)	0.01%	0.04%

(g)	The expense ratios presented below exclude interest/bank overdraft expense:

	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 09/30/19	Year Ended 9/30/18
Overlay A Portfolio
Class 1
Expenses, net of waivers/reimbursements	0.80%	0.79%	0.80%	0.80%	0.78%
Expenses, before waivers/reimbursements	01.13%	1.14%	1.14%	1.14%	1.13%
Class 2
Expenses, net of waivers/reimbursements	0.60%	0.58%	0.60%	0.60%	0.58%
Expenses, before waivers/reimbursements	0.93%	0.94%	0.94%	0.94%	0.93%
Tax‑Aware Overlay A Portfolio
Class 1
Expenses, net of waivers/reimbursements	0.79%	0.77%	0.79%	0.80%	0.77%
Expenses, before waivers/reimbursements	1.12%	1.11%	1.13%	1.13%	1.12%
Class 2
Expenses, net of waivers/reimbursements	0.59%	0.56%	0.59%	0.60%	0.57%
Expenses, before waivers/reimbursements	0.92%	0.91%	0.92%	0.93%	0.92%

(h)
The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

Financial Highlights	Bernstein Fund, Inc. • International Strategic Equities Portfolio • International Small Cap Portfolio • Small Cap Core Portfolio	The financial highlights tables are intended to help you understand the financial performance of a Portfolio for the periods indicated. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolios (assuming reinvestment of all dividends and distributions). The information for each fiscal period has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Portfolio’s financial statements, are included in the Portfolio’s 2022 annual report, which is available upon request.
International Strategic Equities Portfolio

	SCB CLASS
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.72	$11.58	$11.59	$12.45	$12.69

Income from investment operations:
Investment income, net(a)(b)	0.36	0.29	0.16	0.24	0.22
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(3.74)	1.98	0.06	(0.79)	(0.11)

Total from investment operations	(3.38)	2.27	0.22	(0.55)	0.11

Less dividends and distributions:
Dividends from net investment income	(0.30)	(0.13)	(0.23)	(0.18)	(0.09)
Distributions from net realized gain on investment transactions	(0.46)	0	0	(0.13)	(0.26)

Total dividends and distributions	(0.76)	(0.13)	(0.23)	(0.31)	(0.35)

Net asset value, end of period	$9.58%	$13.72	$11.58	$11.59	$12.45

Total Return(d)	(26.13)%	19.76%	1.81%	(4.22)%	0.86%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$312,692	$445,342	$172,253	$175,497	$181,606
Average net assets (000 omitted)	$402,301	$404,275	$171,155	$168,856	$179,015
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.94%	0.95%	1.00%	1.00%	1.03%
Expenses, before waivers/reimbursements	0.94%	0.95%	1.00%	1.00%	1.04%
Net investment income(b)	2.91%	2.13%	1.41%	2.07%	1.69%
Portfolio turnover rate	73%	86%	63%	63%	69%

	ADVISOR CLASS
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.76	$11.62	$11.63	$12.50	$12.72

Income from investment operations
Investment income, net(a)(b)	0.39	0.32	0.19	0.27	0.26
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(3.75)	1.99	0.06	(0.80)	(0.11)

Total from investment operations	(3.36)	2.31	0.25	(0.53)	0.15

Less dividends and distributions
Dividends from net investment income	(0.33)	(0.17)	(0.26)	(0.21)	(0.11)
Distributions from net realized gain on investment transactions	(0.46)	0	0	(0.13)	(0.26)

Total dividends and distributions	(0.79)	(0.17)	(0.26)	(0.34)	(0.37)

Net asset value, end of period	$9.61	$13.76	$11.62	$11.63	$12.50

Total Return(d)	(25.96)%	20.02%	2.04%	(4.01)%	1.18%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$4,928,516	$6,617,933	$2,510,243	$2,621,316	$2,568,426
Average net assets (000 omitted)	$6,230,863	$5,755,397	$2,529,235	$2,501,981	$2,275,780
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.69%	0.70%	0.75%	0.75%	0.77%
Expenses, before waivers/reimbursements	0.70%	0.70%	0.75%	0.75%	0.79%
Net investment income(b)	3.19%	2.39%	1.65%	2.35%	2.05%
Portfolio turnover rate	73%	86%	63%	63%	69%
See Footnote Summary on page 163.

International Small Cap Portfolio

	SCB CLASS
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.37	$10.40	$10.40	$12.40	$12.70

Income from investment operations:
Investment income, net(a)(b)	0.22	0.12	0.10	0.16	0.14
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(4.23)	2.96	0.09	(1.21)	0.02

Total from investment operations	(4.01)	3.08	0.19	(1.05)	0.16

Less dividends and distributions:
Dividends from net investment income	(0.23)	(0.11)	(0.19)	(0.19)	(0.14)
Distributions from net realized gain on investment transactions	(0.23)	0	0	(0.76)	(0.32)

Total dividends and distributions	(0.46)	(0.11)	(0.19)	(0.95)	(0.46)

Net asset value, end of period	$8.90	$13.37	$10.40	$10.40	$12.40

Total Return(d)	(31.01)%	29.79%	1.77%	(8.03)%	1.29%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$48,349	$72,116	$63,328	$64,993	$71,729
Average net assets (000 omitted)	$63,185	$72,063	$62,709	$64,757	$76,322
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.32%	1.32%	1.33%	1.35%	1.35%
Expenses, before waivers/reimbursements	1.32%	1.32%	1.34%	1.35%	1.35%
Net investment income(b)	1.87%	0.94%	1.02%	1.50%	1.07%
Portfolio turnover rate	50%	48%	58%	46%	81%

	ADVISOR CLASS
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.41	$10.42	$10.43	$12.43	$12.72

Income from investment operations
Investment income, net(a)(b)	0.25	0.15	0.13	0.19	0.18
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(4.23)	2.98	0.08	(1.21)	0.01
Contributions from affiliates	0	0	0	0	0

Total from investment operations	(3.98)	3.13	0.21	(1.02)	0.19

Less dividends and distributions:
Dividends from net investment income	(0.27)	(0.14)	(0.22)	(0.22)	(0.16)
Distributions from net realized gain on investment transactions	(0.23)	0	0	(0.76)	(0.32)

Total dividends and distributions	(0.50)	(0.14)	(0.22)	(0.98)	(0.48)

Net asset value, end of period	$8.93	$13.41	$10.42	$10.43	$12.43

Total Return(d)	(30.81)%	30.22%	1.90%	(7.70)%	1.53%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$655,455	$943,393	$748,799	$791,765	$810,447
Average net assets (000 omitted)	$856,686	$896,897	$750,872	$765,916	$745,535
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.07%	1.07%	1.09%	1.10%	1.10%
Expenses, before waivers/reimbursements	1.07%	1.07%	1.09%	1.10%	1.10%
Net investment income(b)	2.14%	1.22%	1.27%	1.77%	1.43%
Portfolio turnover rate	50%	48%	58%	46%	81%
See Footnote Summary on page 163.

Small Cap Core Portfolio

	SCB CLASS
	Year Ended September 30,
	2022		2021	2020	2019		2018
Net asset value, beginning of period	$15.26		$10.39	$10.78	$12.93		$12.21

Income from investment (loss), net(a)(b)	0.02		(0.02)	0.02	0.02		(0.00	)(c)
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(3.03)		4.93	(0.39)	(1.38)		1.44
Contributions from affiliates	(0.00	)(c)	0	0	0		0

Total from investment operations	(3.01)		4.91	(0.37)	(1.36)		1.44

Less dividends and distributions:
Dividends from net investment income	0		(0.04)	(0.02)	(0.00	)(c)	(0.01)
Distributions from net realized gain on investment transactions	(0.89)		0	0	(0.79)		(0.71)

Total dividends and distributions	(0.89)		(0.04)	(0.02)	(0.79)		(0.72)

Net asset value, end of period	$11.36		$15.26	$10.39	$10.78		$12.93

Total Return(d)(e)	(21.18)%		47.30%	(3.42)%	(10.15)%		12.44%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$7,231		$10,119	$7,895	$8,692		$10,865
Average net assets (000 omitted)	$9,101		$9,893	$8,175	$9,118		$10,771
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.13%		1.14%	1.14%	1.14%		1.14%
Expenses, before waivers/reimbursements	1.13%		1.14%	1.14%	1.14%		1.14%
Net investment income (loss)(b)	0.13%		(0.17)%	0.19%	0.19%		(0.02)%
Portfolio turnover rate	34%		40%	88%	61%		102%

	ADVISOR CLASS
	Year Ended September 30,
	2022		2021	2020	2019	2018
Net asset value, beginning of period	$15.32		$10.43	$10.82	$12.97	$12.25

Income from investment operations
Investment income, net(a)(b)	0.05		0.01	0.04	0.05	0.03
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(3.05)		4.94	(0.38)	(1.38)	1.44
Contributions from affiliates	(0.00	)(c)	0	0	0	0

Total from investment operations	(3.00)		4.95	(0.34)	(1.33)	1.47

Less dividends and distributions:
Dividends from net investment income	(0.01)		(0.06)	(0.05)	(0.03)	(0.04)
Distributions from net realized gain on investment transactions	(0.89)		0	0	(0.79)	(0.71)

Total dividends and distributions	(0.90)		(0.06)	(0.05)	(0.82)	(0.75)

Net asset value, end of period	$11.42		$15.32	$10.43	$10.82	$12.97

Total Return(d)(e)	(21.02)%		47.62%	(3.17)%	(9.90)%	12.64%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$500,636		$702,514	$531,943	$734,733	$752,305
Average net assets (000 omitted)	$632,321		$687,421	$688,776	$724,908	$718,801
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.88%		0.89%	0.89%	0.89%	0.89%
Expenses, before waivers/reimbursements	0.88%		0.89%	0.89%	0.89%	0.89%
Net investment income(b)	0.38%		0.07%	0.43%	0.44%	0.23%
Portfolio turnover rate	34%		40%	88%	61%	102%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived by the Adviser.

(c)	Amount is less than $.005.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)
Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Small Cap Core Portfolio for the year ended September 30, 2021 by 0.01%.

For more information about the Portfolios, the following documents are available upon request:

•	ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Portfolios’ annual and semi-annual reports to shareholders contain additional information on the Portfolios’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio’s performance during its last fiscal year.

•	STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios’ SAI is incorporated by reference into (and is legally part of) this Prospectus. The independent registered public accounting firm’s report and financial statements in each of the SCB Fund’s most recent annual report to shareholders and the Bernstein Fund’s most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.
You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your Bernstein advisor, or by contacting the Manager:

By Mail:	AllianceBernstein L.P. 501 Commerce Street, Nashville, TN 37203

By Phone:	(212) 486‑5800

On the Internet:	www.bernstein.com
Or you may view or obtain these documents from the Securities and Exchange Commission (the “SEC”):

•	Reports and other information about the Portfolios are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

•	Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.
AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

Fund	SEC File No.
Sanford C. Bernstein Fund, Inc.	811‑05555
Bernstein Fund, Inc.	811‑23100
Privacy Notice
(This information is not part of the Prospectus)
At Bernstein, protecting the privacy and confidentiality of our clients’ personal information is a priority. We understand that you have entrusted us with your private financial information, and we do everything possible to maintain that trust. The following sets forth details of our approach to ensuring the confidentiality of your personal information. We never sell client lists or information about our clients (or former clients) to anyone. In the normal course of business we collect information about our clients from the following sources: (1) account documentation, including applications or other forms (which may include information such as the client’s name, address, social security number, assets, and income) and (2) information about our clients’ transactions with us (such as account balances and account activity). We have strict policies and procedures to safeguard personal information about our clients (or former clients) which include (1) restricting access and (2) maintaining physical, electronic, and procedural safeguards that comply with federal standards for protecting such information. To be able to serve our clients and to provide financial products efficiently and accurately, it is sometimes necessary to share information with companies that perform administrative services for us or on our behalf. These companies are required to use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. If you have any questions regarding the above policy, please call your Bernstein advisor.
PRO‑0119‑0123

PROSPECTUS   |   JANUARY 27, 2023
Sanford C. Bernstein Fund, Inc.

AB Blended Style Portfolio (Class Offered—Exchange Ticker Symbol)	AB Fixed-Income Municipal Portfolios (Class Offered—Exchange Ticker Symbol)

AB Emerging Markets Portfolio (Class Z–EGMZX)	AB Intermediate New York Municipal Portfolio (Class A–ANIAX; Class C–ANMCX; Advisor Class–ANIYX)

AB Intermediate California Municipal Portfolio (Class A–AICAX; Class C–ACMCX; Advisor Class–AICYX)
AB Fixed-Income Taxable Portfolios (Class Offered—Exchange Ticker Symbol)	AB Intermediate Diversified Municipal Portfolio (Class A–AIDAX; Class C–AIMCX; Class Z–AIDZX; Advisor Class–AIDYX)

AB Short Duration Portfolio (Class A–ADPAX; Class C–ADPCX)

AB Intermediate Duration Portfolio (Class A–IDPAX; Class Z–IDPZX; Advisor Class–IDPYX)
Bernstein Fund, Inc.

Non‑U.S. Stock Portfolios (Class Offered—Exchange Ticker Symbol)	U.S. Equity Portfolio (Class Offered—Exchange Ticker Symbol)

International Strategic Equities Portfolio (Class Z–STEZX)	Small Cap Core Portfolio (Class Z–SCRZX)

International Small Cap Portfolio (Class Z–IRCZX)
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered

➢ Are Not FDIC Insured ➢ May Lose Value ➢ Are Not Bank Guaranteed

SUMMARY INFORMATION: SANFORD C. BERNSTEIN FUND, INC.

AB BLENDED STYLE PORTFOLIO

AB Emerging Markets Portfolio of Sanford C. Bernstein Fund, Inc.

INVESTMENT OBJECTIVE:
The Portfolio’s investment objective is to provide long-term capital growth through investments in equity securities of companies in emerging-market countries.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class Z
Management Fees	0.95%

Distribution and/or Service (12b‑1) Fees	None

Other Expenses:
Transfer Agent	0.02%
Other Expenses	0.07%

Total Other Expenses	0.09%

Total Annual Portfolio Operating Expenses	1.04%

Fee Waiver/Expense Reimbursement(a)	(0.01)%

Total Annual Portfolio Operating Expenses after Fee Waiver/Expense Reimbursement	1.03%

(a)
The Manager has contractually agreed to waive its fees and/or reimburse expenses of the Portfolio in order to offset all fees and expenses related to the Portfolio’s investment in certain other registered funds advised by the Manager. This contractual waiver extends until January 28, 2024.

Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class Z
After 1 Year	$105

After 3 Years	$330

After 5 Years	$573

After 10 Years	$1,270

4

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 57% of the average value of its portfolio.
PRINCIPAL STRATEGIES:
The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. Issuers of these securities may be large-, mid‑ or small-capitalization companies.
AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), determines which countries are emerging-market countries. In general, these are the countries considered to be developing countries by the international financial community and include those countries considered by MSCI (Morgan Stanley Capital International) to have an “emerging or frontier stock market.” Examples of emerging and frontier market countries include Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Lithuania, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey, the United Arab Emirates and Vietnam.
The investment team allocates the Portfolio’s investments among broad sector groups based on the fundamental company research conducted by the Manager’s internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The Portfolio may own stocks selected using the Manager’s bottom‑up research in value, growth, core and other investment style disciplines. The Manager may allocate assets to companies in different targeted ranges of market capitalization. The Manager relies on both fundamental and quantitative research to manage risk and return for the Portfolio.
The Portfolio may invest in companies of any size. The Portfolio invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).
Under most conditions, the Portfolio intends to have its assets invested among multiple emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, the Manager considers such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Manager also considers the transaction costs and volatility of each individual market.
The Portfolio may enter into foreign currency transactions for hedging and non‑hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio generally invests in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio also purchases foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.
PRINCIPAL RISKS:
The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•
Emerging Markets Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. These risks are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of

5

economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

•
Foreign Currency Risk: This is the risk that changes in foreign (non‑U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). The value of the U.S. Dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolio’s foreign investments when converted to U.S. Dollars.

•
Country Concentration Risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

•
Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•
Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.

•
Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value (“NAV”) or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

•
Market Risk: The Portfolio is subject to market risk, which is the risk that stock prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts; cybersecurity events; market disruptions caused by tariffs; trade disputes; measures to address budget deficits; downgrading of sovereign debt; sanctions or other government actions; and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs on various categories of goods imported from the other country, restrictions on investment and adverse impacts on affected companies and securities. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China.

6

Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. Recently, the United States government acted to prohibit U.S. persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Additionally, the Chinese government is involved in a territorial dispute with Taiwan; the risk of a forced unification with Taiwan by the Chinese government may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. If the political climate between the United States, China and other countries in Asia continues to deteriorate, economies and markets may be adversely affected.
Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•
Capitalization Risk: Investments in small- and mid‑capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources. The prices of securities of mid-capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of mid-capitalization companies may underperform large capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.

•
Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolio’s performance when the investment disciplines in which the Portfolio has greater exposure perform worse than the investment disciplines with less exposure. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The Portfolio may allocate a significant portion of its assets to securities of companies in broadly related industries within an economic sector. Companies in the same sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that sector than funds that invest more broadly.

•
Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Use of derivatives may have different tax

7

consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.
You may obtain updated performance information on the website at www.abfunds.com (click on “Investments—Mutual Funds”).
Bar Chart
The annual returns in the bar chart are for the Portfolio’s Class Z shares. Prior to the Class Z shares inception date of January 15, 2016, the returns for the Class Z shares are based on the returns of the Portfolio’s Emerging Markets Class shares, adjusted to reflect the net expense differences between the Emerging Markets Class and Class Z shares.

During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 21.96%, 4th quarter, 2020; and Worst Quarter was down ‑25.83%, 1st quarter, 2020.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2022)

		1 Year	5 Years	10 Years
Class Z*	Return Before Taxes	-21.17%	-2.00%	1.38%

	Return After Taxes on Distributions	-21.23%	-2.84%	0.84%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-12.08%	-1.25%	1.29%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or taxes)		-20.09%	-1.40%	1.44%

*
Inception date of Class Z shares: January 15, 2016. Performance information for periods prior to the inception of Class Z shares is the performance of the Portfolio’s Emerging Markets Class shares, adjusted to reflect the net expense differences between the Emerging Markets Class and Class Z shares.

8

After‑tax returns are an estimate, which is based on the highest historical individual federal marginal income‑tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.
INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.
PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Portfolio:

Employee	Length of Service	Title

Sergey Davalchenko	Since 2022	Senior Vice President of the Manager

Stuart Rae	Since January 2023	Senior Vice President of the Manager

Nelson Yu	Since 2017	Senior Vice President of the Manager
PURCHASE AND SALE OF PORTFOLIO SHARES:
Purchase Minimums*
The following table describes the initial and subsequent minimum purchase amounts for each class of shares, which are subject to waiver in certain circumstances.

	Initial	Subsequent
Class Z shares are currently offered exclusively to registered investment companies (or their series) managed by the Manager	None	None
Automatic Investment Program	No minimum	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500

*	Note: The Portfolio may waive investment minimums for certain types of retirement accounts or under certain other circumstances.
You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800‑221‑5672). Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.
TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9

AB FIXED-INCOME MUNICIPAL PORTFOLIOS

AB Intermediate New York Municipal Portfolio of Sanford C. Bernstein Fund, Inc.

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to provide safety of principal and maximize total return after taking account of federal, state and local taxes for New York residents.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in any registered funds advised by AllianceBernstein L.P. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios—Sales Charge Reduction Programs for Class A Shares, in Appendix B—Financial Intermediary Waivers on pages 85 and B‑1, respectively, of the Portfolio’s Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 85 of the Portfolio’s Statement of Additional Information (“SAI”).
Shareholder Fees (fees paid directly from your investment)

	Class A	Class C		Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%	(b)	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class
Management Fees	0.41%	0.41%	0.41%

Distribution and/or Service (12b‑1) Fees	0.25%	1.00%	None

Other Expenses:
Transfer Agent	0.04%	0.04%	0.04%
Other Expenses	0.03%	0.03%	0.03%

Total Other Expenses	0.07%	0.07%	0.07%

Total Annual Portfolio Operating Expenses	0.73%	1.48%	0.48%

(a)
Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1‑year contingent deferred sales charge (“CDSC”), which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.
Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class
After 1 Year	$372	$251	*	$49

After 3 Years	$526	$468		$154

After 5 Years	$694	$808		$269

After 10 Years	$1,179	$1,565		$604

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

10

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 14% of the average value of its portfolio.
PRINCIPAL STRATEGIES:
As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York state income tax. For purposes of this policy, net assets include any borrowings for investment purposes.
The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and New York state and local personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.
The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by any nationally recognized statistical rating organization (“NRSRO”) (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in below investment grade fixed-income securities (commonly known as “junk bonds”).
The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).
The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities will enhance the after‑tax return for New York investors.
The Portfolio may also use derivatives, such as options, futures contracts, forward contracts and swaps.
In managing the Portfolio, the Manager may use interest rate forecasting to estimate an appropriate level of interest rate risk at a given time.
The Portfolio seeks to maintain an effective duration of three and one‑half years to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.
Within the range described above, the Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.
The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.
The Portfolio is “non‑diversified,” which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.
PRINCIPAL RISKS:
The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolio’s returns may be adversely affected, including to such an extent that the Portfolio may be unable to maintain positive returns. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation.

11

•
Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

•
Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

•
Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID‑19). Most of the Portfolio’s investments are in New York municipal securities. Thus, the Portfolio may be vulnerable to events adversely affecting New York’s economy, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and blizzards, which may be further exacerbated by recent environmental conditions and climate change patterns. New York’s economy has a relatively large share of the nation’s financial activities. With the financial services sector contributing a significant portion of the state’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets such as the recent market downturns in equity and fixed income securities. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.
The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID‑19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates—that have caused further adverse effects to economies and markets, and more such actions may be forthcoming.

•
Non‑diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not “diversified”. This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

•
Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led

12

to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. The Portfolio is subject to greater risk because the market for municipal securities is generally smaller and may not be as liquid as many other fixed-income markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.

•
Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

•
Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•
Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

13

In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

•
Tax Risk: There is no guarantee that the income on the Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax‑exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

•
Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•
Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information on the website at www.abfunds.com (click on “Investments—Mutual Funds”).
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.
Bar Chart
The annual returns in the bar chart are for the Portfolio’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 2.79%, 4th quarter, 2022; and Worst Quarter was down -4.42%, 1st quarter, 2022.

14

Performance Table
Average Annual Total Returns*
(For the periods ended December 31, 2022)

		1 Year	5 Years	10 Years
Class A**	Return Before Taxes	-8.69%	0.14%	0.72%

	Return After Taxes on Distributions	-8.71%	0.12%	0.71%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-4.49%	0.54%	1.00%
Class C	Return Before Taxes	-7.50%	-0.02%	0.28%
Advisor Class***	Return Before Taxes	-5.63%	1.01%	1.28%
Bloomberg 5‑Year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		-5.02%	1.27%	1.46%
Bloomberg 1‑10 Year Blend Index**** (reflects no deduction for fees, expenses, or taxes)		-4.84%	1.37%	1.69%

*	Average annual total returns reflect imposition of the maximum front‑end or contingent deferred sales charges.

**	After‑tax returns:

–	Are shown for Class A shares only and will vary for Class C and Advisor Class shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.

***
Inception date of Advisor Class shares: July 25, 2016. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Portfolio’s Class A shares, adjusted to reflect the net expense differences between Class A and Advisor Class shares.

****
Effective November 1, 2022, the Portfolio measures its performance against Bloomberg 1‑10 Year Blend Index. The Bloomberg 1-10 Year Blend Index is the 1-10 Year Blend (1-12) component of the Bloomberg Municipal Bond Index, which represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. Prior to November 1, 2022, the Portfolio measured its performance against Bloomberg 5‑Year General Obligation Municipal Bond Index.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.
PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Portfolio:

Employee	Length of Service	Title
Daryl Clements	Since 2022	Senior Vice President of the Manager

Terrance T. Hults	Since 2002	Senior Vice President of the Manager

Matthew J. Norton	Since 2016	Senior Vice President of the Manager

Andrew D. Potter	Since 2018	Vice President of the Manager
PURCHASE AND SALE OF PORTFOLIO SHARES:
Purchase Minimums*
The following table describes the initial and subsequent minimum purchase amounts for each class of shares, which are subject to waiver in certain circumstances.

	Initial	Subsequent
Class A/Class C Shares, including traditional IRAs and Roth IRAs	$2,500	$50
Automatic Investment Program	No minimum	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class Shares (only available to fee‑based programs or through other limited arrangements)	None	None

*
Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee‑based program or “Mutual Fund Only” brokerage program which is sponsored and maintained by a registered broker-dealer or other financial intermediary with omnibus account or “network level” account arrangements with the Portfolio.

15

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800‑221‑5672). Your purchase or sale price will be the next-determined net asset value, less any applicable CDSC, after the Portfolio receives your purchase or redemption request in proper form.
TAX INFORMATION:
The Portfolio may make capital gains distributions, which may be taxable as ordinary income or capital gains, and income dividends. The Portfolio anticipates that substantially all of its income dividends will be exempt from regular federal income tax and relevant state and local personal income taxes.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16

AB Intermediate California Municipal Portfolio of Sanford C. Bernstein Fund, Inc.

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to provide safety of principal and maximize total return after taking account of federal and state taxes for California residents.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in any registered funds advised by AllianceBernstein L.P. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios—Sales Charge Reduction Programs for Class A Shares, in Appendix B—Financial Intermediary Waivers on pages 85 and B‑1, respectively, of the Portfolio’s Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 85 of the Portfolio’s Statement of Additional Information (“SAI”).
Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Advisor Class
Management Fees	0.41%	0.41%	0.41%

Distribution and/or Service (12b‑1) Fees	0.25%	1.00%	None

Other Expenses:
Transfer Agent	0.03%	0.03%	0.03%
Other Expenses	0.04%	0.05%	0.04%

Total Other Expenses	0.07%	0.08%	0.07%

Total Annual Portfolio Operating Expenses	0.73%	1.49%	0.48%

(a)
Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1‑year contingent deferred sales charge (“CDSC”), which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.
Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Advisor Class
After 1 Year	$372	$252	*	$49

After 3 Years	$526	$471		$154

After 5 Years	$694	$813		$269

After 10 Years	$1,179	$1,574		$604

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a

17

taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 23% of the average value of its portfolio.
PRINCIPAL STRATEGIES:
As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. In addition, as a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in a portfolio of municipal securities issued by the State of California or its political subdivisions, or otherwise exempt from California state income tax. For purposes of these policies, net assets include any borrowings for investment purposes.
The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal and California state personal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.
The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by NRSROs (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in below investment grade fixed-income securities (commonly known as “junk bonds”).
The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).
The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities will enhance the after‑tax return for California investors.
The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.
In managing the Portfolio, the Manager may use interest rate forecasting to estimate an appropriate level of interest rate risk at a given time.
The Portfolio seeks to maintain an effective duration of three and one‑half years to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.
Within the range described above, the Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.
The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.
The Portfolio is “non‑diversified,” which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.
PRINCIPAL RISKS:
The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolio’s returns may be adversely affected, including to such an extent that the Portfolio may be unable to maintain positive returns. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation.

18

•
Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

•
Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

•
Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities.

The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID‑19). The Portfolio may invest a substantial portion of its assets in California municipal securities. These investments in California municipal securities may be vulnerable to events adversely affecting California’s economy, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as droughts, wildfires, flooding and earthquakes, which may be further exacerbated by recent environmental conditions and climate change patterns. California’s economy continues to be affected by fiscal constraints partly as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.
In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.
The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID‑19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates—that have caused further adverse effects to economies and markets, and more such actions may be forthcoming.

•
Non‑diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not “diversified”. This means that the Portfolio can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

•
Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led

19

to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. The Portfolio is subject to greater risk because the market for municipal securities is generally smaller and may not be as liquid as many other fixed-income markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.

•
Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

•
Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•
Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

20

In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

•
Tax Risk: There is no guarantee that the income on the Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax‑exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

•
Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•
Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information on the website at www.abfunds.com (click on “Investments—Mutual Funds”).
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.
Bar Chart
The annual returns in the bar chart are for the Portfolio’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.
During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 3.11%, 2nd quarter, 2020; and Worst Quarter was down -4.09%, 1st quarter, 2022.

21

Performance Table
Average Annual Total Returns*
(For the periods ended December 31, 2022)

		1 Year	5 Years	10 Years
Class A**	Return Before Taxes	-7.70%	0.29%	0.73%

	Return After Taxes on Distributions	-7.74%	0.26%	0.70%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-3.93%	0.62%	0.97%
Class C	Return Before Taxes	-6.50%	0.14%	0.30%
Advisor Class***	Return Before Taxes	-4.61%	1.15%	1.29%
Bloomberg 5‑Year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		-5.02%	1.27%	1.46%
Bloomberg 1‑10 Year Blend Index**** (reflects no deduction for fees, expenses, or taxes)		-4.84%	1.37%	1.69%

*	Average annual total returns reflect imposition of the maximum front‑end or contingent deferred sales charges.

**	After‑tax returns:

–	Are shown for Class A shares only and will vary for Class C and Advisor Class shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.

***
Inception date of Advisor Class shares: July 25, 2016. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Portfolio’s Class A shares, adjusted to reflect the net expense differences between Class A and Advisor Class shares.

****
Effective November 1, 2022, the Portfolio measures its performance against Bloomberg 1‑10 Year Blend Index. The Bloomberg 1-10 Year Blend Index is the 1-10 Year Blend (1-12) component of the Bloomberg Municipal Bond Index, which represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. Prior to November 1, 2022, the Portfolio measured its performance against Bloomberg 5‑Year General Obligation Municipal Bond Index.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.
PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Portfolio:

Employee	Length of Service	Title
Daryl Clements	Since September 2022	Senior Vice President of the Manager

Terrance T. Hults	Since 2002	Senior Vice President of the Manager

Matthew J. Norton	Since 2016	Senior Vice President of the Manager

Andrew D. Potter	Since 2018	Vice President of the Manager
PURCHASE AND SALE OF PORTFOLIO SHARES:
Purchase Minimums*
The following table describes the initial and subsequent minimum purchase amounts for each class of shares, which are subject to waiver in certain circumstances.

	Initial	Subsequent
Class A/Class C Shares, including traditional IRAs and Roth IRAs	$2,500	$50
Automatic Investment Program	No minimum	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Advisor Class Shares (only available to fee‑based programs or through other limited arrangements)	None	None

*
Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee‑based program or “Mutual Fund Only” brokerage program which is sponsored and maintained by a registered broker-dealer or other financial intermediary with omnibus account or “network level” account arrangements with the Portfolio.

22

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800‑221‑5672). Your purchase or sale price will be the next-determined net asset value, less any applicable CDSC, after the Portfolio receives your purchase or redemption request in proper form.
TAX INFORMATION:
The Portfolio may make capital gains distributions, which may be taxable as ordinary income or capital gains, and income dividends. The Portfolio anticipates that substantially all of its income dividends will be exempt from regular federal income tax and relevant state and local personal income taxes.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

23

AB Intermediate Diversified Municipal Portfolio of Sanford C. Bernstein Fund, Inc.

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to provide safety of principal and maximize total return after taking account of federal taxes.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in any registered funds advised by AllianceBernstein L.P. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios—Sales Charge Reduction Programs for Class A Shares, in Appendix B—Financial Intermediary Waivers on pages 85 and B‑1, respectively, of the Portfolio’s Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 85 of the Portfolio’s Statement of Additional Information (“SAI”).
Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class Z	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%(b)	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Z	Advisor Class
Management Fees	0.35%	0.35%	0.35%	0.35%

Distribution and/or Service (12b‑1) Fees	0.25%	1.00%	None	None

Other Expenses:
Transfer Agent	0.03%	0.03%	0.02%	0.03%
Other Expenses	0.02%	0.02%	0.02%	0.02%

Total Other Expenses	0.05%	0.05%	0.04%	0.05%

Total Annual Portfolio Operating Expenses	0.65%	1.40%	0.39%	0.40%

(a)
Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1‑year contingent deferred sales charge (“CDSC”), which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.
Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C		Class Z	Advisor Class
After 1 Year	$364	$243	*	$40	$41

After 3 Years	$502	$443		$125	$128

After 5 Years	$651	$766		$219	$224

After 10 Years	$1,086	$1,475		$493	$505

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a

24

taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 15% of the average value of its portfolio.
PRINCIPAL STRATEGIES:
As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state.
The municipal securities in which the Portfolio may invest are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, the District of Columbia or possessions and territories of the United States, or financing for specific projects or public facilities. The interest paid on these securities is generally exempt from federal income tax, although in certain instances, it may be includable in income subject to alternative minimum tax.
The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by NRSROs (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in below investment grade fixed-income securities (commonly known as “junk bonds”).
The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).
The Portfolio may also invest up to 20% of its net assets in fixed-income securities of U.S. issuers that are not municipal securities if, in the Manager’s opinion, these securities will enhance the after‑tax return for Portfolio investors.
The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.
In managing the Portfolio, the Manager may use interest rate forecasting to estimate an appropriate level of interest rate risk at a given time.
The Portfolio seeks to maintain an effective duration of three and one‑half years to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.
Within the range described above, the Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.
The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.
PRINCIPAL RISKS:
The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolio’s returns may be adversely affected, including to such an extent that the Portfolio may be unable to maintain positive returns. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation.

•
Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will

25

default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

•
Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

•
Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID‑19). To the extent the Portfolio invests in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes, which may be further exacerbated by recent environmental conditions and climate change patterns. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.
The Portfolio may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID‑19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates—that have caused further adverse effects to economies and markets, and more such actions may be forthcoming.

•
Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. The Portfolio is subject to greater risk because the market for municipal securities is generally smaller and may not be as liquid as many other fixed-income markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.

•
Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

26

•
Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes.

While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•
Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may continue, worsen, or spread. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

•
Tax Risk: There is no guarantee that the income on the Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax‑exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with

27

applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

•
Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•
Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information on the website at www.abfunds.com (click on “Investments—Mutual Funds”).
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.
Bar Chart
The annual returns in the bar chart are for the Portfolio’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.
During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 2.78%, 2nd quarter, 2020; and Worst Quarter was down -4.49%, 1st quarter, 2022.

28

Performance Table
Average Annual Total Returns*
(For the periods ended December 31, 2022)

		1 Year	5 Years	10 Years
Class A**	Return Before Taxes	-8.78%	0.37%	0.79%

	Return After Taxes on Distributions	-8.81%	0.35%	0.77%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-4.49%	0.72%	1.02%
Class C	Return Before Taxes	-7.51%	0.22%	0.35%
Class Z***	Return Before Taxes	-5.69%	1.27%	1.42%
Advisor Class****	Return Before Taxes	-5.71%	1.24%	1.36%
Bloomberg 5‑Year General Obligation Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)		-5.02%	1.27%	1.46%
Bloomberg 1‑10 Year Blend Index***** (reflects no deduction for fees, expenses, or taxes)		-4.84%	1.37%	1.69%

*	Average annual total returns reflect imposition of the maximum front‑end or contingent deferred sales charges.

**	After‑tax returns:

–	Are shown for Class A shares only and will vary for Class C, Class Z and Advisor Class shares because these Classes have different expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.

***
Inception date of Class Z shares: July 2, 2018. Performance information for periods prior to the inception of Class Z shares is the performance of the Portfolio’s Class A shares, adjusted to reflect the net expense differences between Class A and Class Z shares.

****
Inception date of Advisor Class shares: June 26, 2015. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Portfolio’s Class A shares, adjusted to reflect the net expense differences between Class A and Advisor Class shares.

*****
Effective November 1, 2022, the Portfolio measures its performance against Bloomberg 1‑10 Year Blend Index. The Bloomberg 1-10 Year Blend Index is the 1-10 Year Blend (1-12) component of the Bloomberg Municipal Bond Index, which represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. Prior to November 1, 2022, the Portfolio measured its performance against Bloomberg 5‑Year General Obligation Municipal Bond Index.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.
PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Portfolio:

Employee	Length of Service	Title
Daryl Clements	Since September 2022	Senior Vice President of the Manager

Terrance T. Hults	Since 2002	Senior Vice President of the Manager

Matthew J. Norton	Since 2016	Senior Vice President of the Manager

Andrew D. Potter	Since 2018	Vice President of the Manager

29

PURCHASE AND SALE OF PORTFOLIO SHARES:
Purchase Minimums*
The following table describes the initial and subsequent minimum purchase amounts for each class of shares, which are subject to waiver in certain circumstances.

	Initial	Subsequent
Class A/Class C Shares, including traditional IRAs and Roth IRAs	$2,500	$50
Automatic Investment Program	No minimum	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Class Z Shares (only available to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non‑qualified deferred compensation plans, to persons participating in certain fee‑based programs sponsored by a financial intermediary, where in each case plan level or omnibus accounts are held on the books of a Portfolio, and to certain institutional clients of the Manager)	None**	None
Advisor Class Shares (only available to fee‑based programs or through other limited arrangements)	None	None

*
Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee‑based program or “Mutual Fund Only” brokerage program which is sponsored and maintained by a registered broker-dealer or other financial intermediary with omnibus account or “network level” account arrangements with the Portfolio.

**	Investors who qualify for Class Z shares as institutional clients of the Manager must have at least $2,000,000 invested in the Portfolio.
You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800‑221‑5672). Your purchase or sale price will be the next-determined net asset value, less any applicable CDSC, after the Portfolio receives your purchase or redemption request in proper form.
TAX INFORMATION:
The Portfolio may make capital gains distributions, which may be taxable as ordinary income or capital gains, and income dividends. The Portfolio anticipates that substantially all of its income dividends will be exempt from regular federal income tax.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

30

AB FIXED-INCOME TAXABLE PORTFOLIOS

AB Short Duration Portfolio of Sanford C. Bernstein Fund, Inc.

INVESTMENT OBJECTIVE:
The investment objective of the Portfolio is to provide safety of principal and a moderate rate of income that is subject to taxes.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in any registered funds advised by AllianceBernstein L.P. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios—Sales Charge Reduction Programs for Class A Shares, in Appendix B—Financial Intermediary Waivers on pages 85 and B‑1, respectively, of the Portfolio’s Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 85 of the Portfolio’s Statement of Additional Information (“SAI”).
Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	1.00%	(b)
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C
Management Fees	0.35%	0.35%

Distribution and/or Service (12b‑1) Fees	0.25%	1.00%

Other Expenses:
Transfer Agent	0.21%	0.22%
Other Expenses	0.16%	0.15%

Total Other Expenses	0.37%	0.37%

Total Annual Portfolio Operating Expenses	0.97%	1.72%

(a)
Purchases of Class A shares in amounts of $500,000 or more, or by certain group retirement plans, may be subject to a 1%, 18‑month contingent deferred sales charge (“CDSC”), which may be subject to waiver in certain circumstances.

(b)	For Class C shares, the CDSC is 0% after the first year. Class C shares automatically convert to Class A shares after eight years.
Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class C
After 1 Year	$322	$275	*

After 3 Years	$527	$542

After 5 Years	$749	$933

After 10 Years	$1,388	$1,831

*	If you did not redeem your shares at the end of the period, your expenses would be decreased by approximately $100.

31

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 122% of the average value of its portfolio.
PRINCIPAL STRATEGIES:
The Portfolio invests at least 80% of its total assets in securities rated A or better by NRSROs (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.
The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.
The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by NRSROs, which are not investment grade (commonly known as “junk bonds”).
In managing the Portfolio, the Manager may use interest rate forecasting to estimate an appropriate level of interest rate risk at a given time.
The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.
Within the range described above, the Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.
The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.
The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.
PRINCIPAL RISKS:
The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolio’s returns may be adversely affected, including to such an extent that the Portfolio may be unable to maintain positive returns. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation.

•
Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference

32

between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

•
Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates—that have caused further adverse effects to economies and markets, and more such actions may be forthcoming.

•
Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non‑inflation‑adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

•
Foreign (Non‑U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•
Emerging Markets Securities Risk: The risks of investing in foreign (non‑U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

•
Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

•
Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

33

•
Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

•
Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non‑subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•
Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.

•
Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

•
Foreign Currency Risk: This is the risk that changes in foreign (non‑U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). The value of the U.S. Dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolio’s foreign investments when converted to U.S. Dollars.

•
Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

•
Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that

34

are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs on various categories of goods imported from the other country, restrictions on investment and adverse impacts on affected companies and securities. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. Recently, the United States government acted to prohibit U.S. persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Additionally, the Chinese government is involved in a territorial dispute with Taiwan; the risk of a forced unification with Taiwan by the Chinese government may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. If the political climate between the United States, China and other countries in Asia continues to deteriorate, economies and markets may be adversely affected.
Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•
Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•
Riskier than a Money-Market Fund: Although the Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

35

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information on the website at www.abfunds.com (click on “Investments—Mutual Funds”).
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.
Bar Chart
The annual returns in the bar chart are for the Portfolio’s Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.
During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 1.29%, 2nd quarter, 2019; and Worst Quarter was down -2.66%, 1st quarter, 2022.
Performance Table
Average Annual Total Returns*
(For the periods ended December 31, 2022)

		1 Year	5 Years	10 Years
Class A**	Return Before Taxes	-6.75%	-0.60%	-0.25%

	Return After Taxes on Distributions	-7.05%	-1.00%	-0.56%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-4.00%	-0.62%	-0.32%
Class C	Return Before Taxes	-5.57%	-0.32%	-0.21%
ICE BofA 1‑3 Year Treasury Index (reflects no deduction for fees, expenses, or taxes)		-3.65%	0.77%	0.67%

*	Average annual total returns reflect imposition of the maximum front‑end or contingent deferred sales charges.

**	After‑tax returns:

–	Are shown for Class A shares only and will vary for Class C shares because Class C shares have higher expense ratios;

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.
INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.
PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Portfolio:

Employee	Length of Service	Title
Michael Canter	Since 2016	Senior Vice President of the Manager

Janaki Rao	Since 2018	Senior Vice President of the Manager

36

PURCHASE AND SALE OF PORTFOLIO SHARES:
Purchase Minimums*
The following table describes the initial and subsequent minimum purchase amounts for each class of shares, which are subject to waiver in certain circumstances.

	Initial	Subsequent
Class A/Class C shares, including traditional IRAs and Roth IRAs	$2,500	$50
Automatic Investment Program	No minimum	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500

*
Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee‑based program or “Mutual Fund Only” brokerage program which is sponsored and maintained by a registered broker-dealer or other financial intermediary with omnibus account or “network level” account arrangements with the Portfolio.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800‑221‑5672). Your purchase or sale price will be the next-determined net asset value, less any applicable CDSC, after the Portfolio receives your purchase or redemption request in proper form.
TAX INFORMATION:
The Portfolio anticipates distributing primarily ordinary income dividends (i.e., distributions out of net short-term capital gains, dividends and non‑exempt interest).
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

37

AB Intermediate Duration Portfolio of Sanford C. Bernstein Fund, Inc.

INVESTMENT OBJECTIVE:
The Portfolio’s investment objective is to provide safety of principal and a moderate to high rate of income that is subject to taxes.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in any registered funds advised by AllianceBernstein L.P. More information about these and other discounts is available from your financial intermediary and in Investing in the Portfolios—Sales Charge Reduction Programs for Class A Shares, in Appendix B—Financial Intermediary Waivers on pages 85 and B‑1, respectively, of the Portfolio’s Prospectus and in Purchase of Shares—Sales Charge Reduction Programs for Class A Shares on page 85 of the Portfolio’s Statement of Additional Information (“SAI”).
Shareholder Fees (fees paid directly from your investment)

	Class A	Class Z	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(a)	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class Z	Advisor Class
Management Fees	0.44%	0.44%	0.44%

Distribution and/or Service (12b‑1) Fees	0.25%	None	None

Other Expenses:
Transfer Agent	2.59%	0.22%	2.74%
Other Expenses	2.23%	2.35%	2.35%

Total Other Expenses	4.82%	2.57%	5.09%

Total Annual Portfolio Operating Expenses	5.51%	3.01%	5.53%

Fee Waiver and/or Expense Reimbursement(b)	(4.61)%	(2.44)%	(4.87)%

Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%	0.57%	0.66%

(a)
Purchases of Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1‑year contingent deferred sales charge (“CDSC”), which may be subject to waiver in certain circumstances.

(b)
The Manager has contractually agreed to waive fees and/or to bear expenses of the Portfolio until January 28, 2024 to the extent necessary to prevent Total Other Expenses (excluding any acquired fund fees and expenses other than the advisory fees of any affiliated funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding 0.22%, 0.13% and 0.22% of average daily net assets, respectively, for Class A, Class Z and Advisor Class.

Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

	Class A	Class Z	Advisor Class
After 1 Year	$513	$58	$67

After 3 Years	$1,606	$700	$1,215

After 5 Years	$2,687	$1,367	$2,351

After 10 Years	$5,344	$3,154	$5,138

38

Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 48% of the average value of its portfolio.
PRINCIPAL STRATEGIES:
The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by NRSROs (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment manager (the “Manager”), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non‑U.S. Dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. Dollar denominated foreign securities, in each case in developed or emerging-market countries.
The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps.
The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by NRSROs (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by NRSROs.
In managing the Portfolio, the Manager may use interest rate forecasting to estimate an appropriate level of interest rate risk at a given time.
The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments.
Within the range described above, the Manager may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.
The Manager selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Manager takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.
The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Manager may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.
PRINCIPAL RISKS:
The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•
Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolio’s returns may be adversely affected, including to such an extent that the Portfolio may be unable to maintain positive returns. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation.

•
Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating, although credit ratings are opinions and not guarantees of quality. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities.

39

Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

•
Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

•
Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which have adversely affected economies and markets. Rising inflation has caused the Federal Reserve and other central banks to take actions—including raising interest rates—that have caused further adverse effects to economies and markets, and more such actions may be forthcoming.

•
Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non‑inflation‑adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

•
Foreign (Non‑U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•
Emerging Markets Securities Risk: The risks of investing in foreign (non‑U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

•
Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. Use of derivatives may have different tax consequences for the Portfolio than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

•
Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying

40

mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

•
Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

•
Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non‑subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the value or performance of the Portfolio.

•
Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.

•
Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

•
Foreign Currency Risk: This is the risk that changes in foreign (non‑U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). The value of the U.S. Dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolio’s foreign investments when converted to U.S. Dollars.

•
Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

•
Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. Government actions to support

41

the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs on various categories of goods imported from the other country, restrictions on investment and adverse impacts on affected companies and securities. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. Recently, the United States government acted to prohibit U.S. persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Additionally, the Chinese government is involved in a territorial dispute with Taiwan; the risk of a forced unification with Taiwan by the Chinese government may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. If the political climate between the United States, China and other countries in Asia continues to deteriorate, economies and markets may be adversely affected.
Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•
Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over ten years; and

42

•	how the Portfolio’s average annual returns for one, five and ten years compare to those of a broad-based securities market index.
You may obtain updated performance information for the Portfolio at www.bernstein.com (at the bottom of the page, click on “Investments,” then “Mutual Fund Performance at a Glance”).
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.
Bar Chart
The annual returns in the bar chart are for the Portfolio’s Class A shares. Prior to the Class A shares inception date of July 23, 2019, the returns for the Class A shares are based on the returns of the Portfolio’s Intermediate Duration Class shares, adjusted to reflect the net expense differences between the Intermediate Duration Class and Class A shares.
During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 4.78%, 2nd quarter, 2020; and Worst Quarter was down -6.35%, 1st quarter, 2022.
Performance Table
Average Annual Total Returns*
(For the periods ended December 31, 2022)

		1 Year	5 Years	10 Years
Class A**,***	Return Before Taxes	-17.66%	-1.66%	0.23%

	Return After Taxes on Distributions	-18.24%	-2.56%	-0.98%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-10.45%	-1.54%	-0.28%
Class Z***	Return Before Taxes	-13.73%	-0.24%	1.14%
Advisor Class***	Return Before Taxes	-13.81%	-0.56%	0.91%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		-13.01%	0.02%	1.06%

*	Average annual total returns reflect imposition of the maximum front‑end or contingent deferred sales charges.

**	After‑tax returns:

–
Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown; and

–	Are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.

***
Inception date of Class A, Class Z and Advisor Class shares: July 23, 2019. Performance information for periods prior to the inception of Class A, Class Z and Advisor Class shares is the performance of the Portfolio’s Intermediate Duration Class shares, adjusted to reflect the net expense differences between the Intermediate Duration Class and each of Class A, Class Z and Advisor Class shares.

INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.
PORTFOLIO MANAGERS:
The following table lists the persons responsible for day‑to‑day management of the Portfolio:

Employee	Length of Service	Title
Michael Canter	Since 2016	Senior Vice President of the Manager

Janaki Rao	Since 2018	Senior Vice President of the Manager

43

PURCHASE AND SALE OF PORTFOLIO SHARES:
Purchase Minimums*
The following table describes the initial and subsequent minimum purchase amounts for each class of shares, which are subject to waiver in certain circumstances.

	Initial	Subsequent
Class A Shares, including traditional IRAs and Roth IRAs	$2,500	$50
Automatic Investment Program	No minimum	$50 If initial minimum investment is less than $2,500, then $200 monthly until account balance reaches $2,500
Class Z Shares (only available to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non‑qualified deferred compensation plans, to persons participating in certain fee‑based programs sponsored by a financial intermediary, where in each case plan level or omnibus accounts are held on the books of a Portfolio, and to certain institutional clients of the Manager)	None**	None
Advisor Class Shares (only available to fee‑based programs or through other limited arrangements)	None	None

*
Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee‑based program or “Mutual Fund Only” brokerage program which is sponsored and maintained by a registered broker-dealer or other financial intermediary with omnibus account or “network level” account arrangements with the Portfolio.

**	Investors who qualify for Class Z shares as institutional clients of the Manager must have at least $2,000,000 invested in the Portfolio.
You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800‑221‑5672). Your purchase or sale price will be the next-determined net asset value, less any applicable CDSC, after the Portfolio receives your purchase or redemption request in proper form.
TAX INFORMATION:
The Portfolio anticipates distributing primarily ordinary income dividends (i.e., distributions out of net short-term capital gains, dividends and non‑exempt interest) but may distribute capital gains.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

44

SUMMARY INFORMATION: BERNSTEIN FUND, INC.

NON-U.S. STOCK PORTFOLIOS

International Strategic Equities Portfolio of Bernstein Fund, Inc.

INVESTMENT OBJECTIVE:
The Portfolio’s investment objective is to provide long-term growth of capital.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Maximum Account Fee	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class Z
Management Fees	0.66%

Distribution and/or Service (12b‑1) Fees	None

Other Expenses:
Transfer Agent	0.02%
Other Expenses	0.03%

Total Other Expenses	0.05%

Total Annual Portfolio Operating Expenses	0.71%

Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

Class Z
After 1 Year	$73

After 3 Years	$227

After 5 Years	$395

After 10 Years	$883
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.

45

These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. For the most recent fiscal year, the Portfolio’s portfolio turnover rate was 73% of the average value of its portfolio.
PRINCIPAL STRATEGIES:
The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and equity real estate investment trusts (“REITs”). You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.
AllianceBernstein L.P. serves as the Portfolio’s investment manager. The Manager invests the assets of the Portfolio primarily (under normal circumstances, at least 65% of net assets) in equity securities of issuers in countries that make up the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex USA Index, which includes both developed and emerging market countries. The Portfolio focuses on securities of large‑cap and mid‑cap companies. The Manager expects to allocate fund assets among issuers in many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI ACWI ex USA Index and may invest in issuers in countries outside of the MSCI ACWI ex USA Index. The Portfolio’s exposure among non‑U.S. countries may change over time based on the Manager’s assessment of market conditions and the investment merit of particular non‑U.S. issuers. Under normal circumstances, the Manager invests in companies located in at least three countries other than the United States and expects to have exposure to issuers in several different countries. In determining a company’s location for purposes of the Portfolio’s investment policies and restrictions, the Manager may consider: (1) the place of domicile; (2) where the company has an established presence and conducts its business; and (3) where the company conducts a significant part of its economic activities. The Portfolio may, at times, invest significantly in emerging markets.
The Manager utilizes both fundamental and quantitative research to both determine which securities will be held by the Portfolio and to manage risk. In applying its quantitative analysis, the Manager considers a number of metrics that have historically provided some indication of favorable future returns, including metrics relating to valuation, quality, investor behavior and corporate behavior. Utilizing these resources, the Manager expects to allocate the Portfolio’s assets among issuers, industries and geographic locations to attempt to create a diversified portfolio of investments.
The Portfolio may also invest in exchange-traded funds (“ETFs”) and other investment companies from time to time.
The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may invest in currency derivatives as discussed below and in futures contracts to gain exposure to certain markets. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.
Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Manager may employ currency hedging strategies, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio, but it is not required to do so. The Manager may also take long and short positions in currencies or related derivatives for investment purposes, independent of any security positions. The Manager may use stock index futures contracts to gain access to certain markets.
PRINCIPAL RISKS:
The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•
Foreign (Non‑U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•
Country Concentration Risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

•
Sector Risk: The Portfolio may have more risk because of concentrated investments in a particular market sector, such as the financials, consumer discretionary, information technology or industrials sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolio’s investments.

46

•
Emerging Markets Securities Risk: The risks of investing in foreign (non‑U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

•
Foreign Currency Risk: This is the risk that changes in foreign (non‑U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). The value of the U.S. Dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolio’s foreign investments when converted to U.S. Dollars.

•
Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•
Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.

•
Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

•
Market Risk: The Portfolio is subject to market risk, which is the risk that stock prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts; cybersecurity events; market disruptions caused by tariffs; trade disputes; measures to address budget deficits; downgrading of sovereign debt; sanctions or other government actions; and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs on various categories of goods imported from the other country, restrictions on investment and adverse impacts on affected companies and securities. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely af-

47

fect the value of the Portfolio’s assets. Recently, the United States government acted to prohibit U.S. persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Additionally, the Chinese government is involved in a territorial dispute with Taiwan; the risk of a forced unification with Taiwan by the Chinese government may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. If the political climate between the United States, China and other countries in Asia continues to deteriorate, economies and markets may be adversely affected.
Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•
Capitalization Risk: Investments in mid‑capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid‑capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources. The prices of securities of mid-capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of mid-capitalization companies may underperform large capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.

•
Allocation Risk: The Portfolio may seek to focus on different investment disciplines or factors at different times as a means to achieve its investment objective. In the event that the investment disciplines or factors to which the Portfolio has greater exposure perform worse than the investment disciplines or factors with less exposure, the Portfolio’s returns may be negatively affected.

•
Derivatives Risk: The Portfolio may use derivatives in currency hedging as well as for direct investments to gain access to certain markets, earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolio to suffer a (potentially unlimited) loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

48

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the Manager and could also have an adverse effect on the value or performance of the Portfolio.

•
Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, global climate change may have an adverse effect on property and security values and may exacerbate the risks of natural disasters. The COVID-19 pandemic has also impacted certain real estate sectors by accelerating the trend towards online shopping and remote-working environments. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

•
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other registered funds advised by the Manager and ETFs, are subject to market and management risk. The market value of the shares of other investment companies and ETFs may differ from their net asset value. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over the life of the Portfolio; and

•	how the Portfolio’s average annual returns for one year, five years and over the life of the Portfolio compare to those of a broad-based securities market index.
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.
You may obtain updated performance information for the Portfolio at www.bernstein.com (at the bottom of the page, click on “Investments,” then “Mutual Fund Performance at a Glance”).
Bar Chart
The annual returns in the bar chart are for the Portfolio’s Class Z shares.
During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 15.51%, 2nd quarter, 2020; and Worst Quarter was down ‑23.49%, 1st quarter, 2020.

49

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2022)

		1 Year	5 Years	Since Inception*
Class Z	Return Before Taxes	-17.62%	-0.67%	3.76%

	Return After Taxes on Distributions	-18.34%	-1.26%	3.18%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-9.82%	-0.31%	3.11%
MSCI ACWI ex USA Index (reflects no deduction for fees, expenses, or taxes)		-16.00%	0.88%	5.02%

*	Inception date for Class Z shares: December 21, 2015.
After‑tax returns are an estimate, which is based on the highest historical individual federal marginal income‑tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.
INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.
PORTFOLIO MANAGER:
The following table lists the person primarily responsible for day‑to‑day management of the Portfolio:

Employee	Length of Service	Title
Vivian Chen	Since January 2023	Senior Vice President of the Manager

Stuart Rae	Since 2015	Senior Vice President of the Manager
PURCHASE AND SALE OF PORTFOLIO SHARES:
Purchase Minimums
The following table describes the initial and subsequent minimum purchase amounts for each class of shares, which are subject to waiver in certain circumstances.

	Initial	Subsequent
Class Z Shares are currently available exclusively to registered investment companies (or their series) managed by the Manager or its affiliates	None	None
You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800‑221‑5672). Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.
TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

50

International Small Cap Portfolio of Bernstein Fund, Inc.

INVESTMENT OBJECTIVE:
The Portfolio’s investment objective is to provide long-term growth of capital.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Maximum Account Fee	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class Z
Management Fees	1.00%

Distribution and/or Service (12b‑1) Fees	None

Other Expenses:
Transfer Agent	0.02%
Other Expenses	0.05%

Total Other Expenses	0.07%

Total Annual Portfolio Operating Expenses	1.07%

Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same and that any fee waiver is in effect only for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

Class Z
After 1 Year	$109

After 3 Years	$340

After 5 Years	$590

After 10 Years	$1,306
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.
These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. For the most recent fiscal year, the Portfolio’s portfolio turnover rate was 50% of the average value of its portfolio.
PRINCIPAL STRATEGIES:
The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy,

51

equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and equity real estate investment trusts (“REITs”). You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.
AllianceBernstein L.P. serves as the Portfolio’s investment manager. The Manager invests the assets of the Portfolio primarily in a diversified portfolio of equity securities of small-capitalization companies located outside of the United States. Under normal circumstances, at least 65% of the Portfolio’s net assets are invested in companies located outside of the United States. The Portfolio defines small-capitalization companies as those that, at the time of investment, have market capitalizations within the market capitalization range of the Portfolio’s benchmark, the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex USA Small Cap Index. The market capitalizations of companies in the MSCI ACWI ex USA Small Cap Index were between approximately $16.13 million and $3.63 billion at December 31, 2022. The market capitalization of the companies included in the Portfolio’s definition of “small-capitalization” companies changes over time as the capitalization of the securities included in the MSCI ACWI ex USA Small Cap Index changes.
The Portfolio’s exposure to non‑U.S. companies may change over time based on the Manager’s assessment of market conditions and the investment merit of non‑U.S. issuers. Under normal circumstances, the Manager invests in companies located in at least three countries other than the United States and expects to have exposure to issuers in several different countries. In determining a company’s location for purposes of the Portfolio’s investment policies and restrictions, the Manager may consider: (1) the place of domicile; (2) where the company has an established presence and conducts its business; and (3) where the company conducts a significant part of its economic activities. The Portfolio may invest in both developed and emerging market countries and, at times, may invest significantly in emerging markets.
The Manager seeks to identify attractive investment opportunities primarily through its fundamental investment research or quantitative analysis. In applying its fundamental research, the Manager generally seeks to identify companies that possess both attractive valuation and compelling company- and/or industry-level investment catalysts. In applying its quantitative analysis, the Manager typically considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior. Utilizing these resources, the Manager expects to allocate the Portfolio’s assets among issuers, industries and geographic locations to attempt to create a diversified portfolio of investments.
The Portfolio may invest in established companies and also in new and less-seasoned issuers. The Portfolio may also invest in exchange-traded funds (“ETFs”) and other investment companies from time to time.
The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may invest in currency derivatives as discussed below and in futures contracts to gain exposure to certain markets. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.
Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Manager may employ currency hedging strategies, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio, but it is not required to do so. The Manager may also take long and short positions in currencies or related derivatives for investment purposes, independent of any security positions. The Manager may use stock index futures contracts to gain access to certain markets.
PRINCIPAL RISKS:
The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•
Foreign (Non‑U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

•
Country Concentration Risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

•
Sector Risk: The Portfolio may have more risk because of concentrated investments in a particular market sector, such as the financials, consumer discretionary, information technology or industrials sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolio’s investments.

52

•
Emerging Markets Securities Risk: The risks of investing in foreign (non‑U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic, climate change, or a natural disaster. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

•
Foreign Currency Risk: This is the risk that changes in foreign (non‑U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). The value of the U.S. Dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolio’s foreign investments when converted to U.S. Dollars.

•
Market Risk: The Portfolio is subject to market risk, which is the risk that stock prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts; cybersecurity events; market disruptions caused by tariffs; trade disputes; measures to address budget deficits; downgrading of sovereign debt; sanctions or other government actions; and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

The United States and other countries are periodically involved in disputes over trade and other matters, which may result in tariffs on various categories of goods imported from the other country, restrictions on investment and adverse impacts on affected companies and securities. For example, the current political climate between the United States and China has intensified concerns about protectionist trade policies and a potential trade war between China and the United States. The United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. Recently, the United States government acted to prohibit U.S. persons, such as the Portfolio, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolio’s opportunities for investment and require the sale of securities at a loss or make them illiquid. Additionally, the Chinese government is involved in a territorial dispute with Taiwan; the risk of a forced unification with Taiwan by the Chinese government may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. If the political climate between the United States, China and other countries in Asia continues to deteriorate, economies and markets may be adversely affected.
Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

53

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•
Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

•
Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.

•
Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

•
Capitalization Risk: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources. The prices of securities of small capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small capitalization companies may underperform large capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.

•
Allocation Risk: The Portfolio may seek to focus on different investment disciplines or factors at different times as a means to achieve its investment objective. In the event that the investment disciplines or factors to which the Portfolio has greater exposure perform worse than the investment disciplines or factors with less exposure, the Portfolio’s returns may be negatively affected.

•
Derivatives Risk: The Portfolio may use derivatives in currency hedging as well as for direct investments to gain access to certain markets, earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolio to suffer a (potentially unlimited) loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these

54

techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the Manager and could also have an adverse effect on the value or performance of the Portfolio.

•
Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, global climate change may have an adverse effect on property and security values and may exacerbate the risks of natural disasters. The COVID‑19 pandemic has also impacted certain real estate sectors by accelerating the trend towards online shopping and remote-working environments. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

•
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and management risk. The market value of the shares of other investment companies and ETFs may differ from their net asset value. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over the life of the Portfolio; and

•	how the Portfolio’s average annual returns for one year, five years and over the life of the Portfolio compare to those of a broad-based securities market index.
You may obtain updated performance information for the Portfolio at www.bernstein.com (at the bottom of the page, click on “Investments,” then “Mutual Fund Performance at a Glance”).
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.
Bar Chart
The annual returns in the bar chart are for the Portfolio’s Class Z shares.
During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 23.19%, 2nd quarter, 2020; and Worst Quarter was down ‑29.62%, 1st quarter, 2020.

55

Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2022)

		1 Year	5 Years	Since Inception*
Class Z	Return Before Taxes	-20.89%	-1.13%	3.72%

	Return After Taxes on Distributions	-20.74%	-1.72%	3.00%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-11.88%	-0.65%	3.01%
MSCI ACWI ex USA Small Cap Index (reflects no deduction for fees, expenses, or taxes)		-19.97%	0.67%	5.36%

*	Inception date for Class Z shares: December 21, 2015.
After‑tax returns are an estimate, which is based on the highest historical individual federal marginal income‑tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.
INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.
PORTFOLIO MANAGERS:
The following table lists the persons primarily responsible for day‑to‑day management of the Portfolio:

Employee	Length of Service	Title
Andrew Birse	Since 2015	Senior Vice President of the Manager

Peter Chocian	Since 2015	Senior Vice President of the Manager

Nelson Yu	Since 2016	Senior Vice President of the Manager
PURCHASE AND SALE OF PORTFOLIO SHARES:
Purchase Minimums
The following table describes the initial and subsequent minimum purchase amounts for each class of shares, which are subject to waiver in certain circumstances.

	Initial	Subsequent
Class Z Shares are currently available exclusively to registered investment companies (or their series) managed by the Manager or its affiliates	None	None
You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800‑221‑5672). Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.
TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

56

U.S. EQUITY PORTFOLIO

Small Cap Core Portfolio of Bernstein Fund, Inc.

INVESTMENT OBJECTIVE:
The Portfolio’s investment objective is to provide long-term growth of capital.
FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None
Maximum Account Fee	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class Z
Management Fees	0.80%

Distribution and/or Service (12b‑1) Fees	None

Other Expenses:
Transfer Agent	0.03%
Other Expenses	0.04%

Total Other Expenses	0.07%

Total Annual Portfolio Operating Expenses	0.87%

Examples
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio’s operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

Class Z
After 1 Year	$89

After 3 Years	$278

After 5 Years	$482

After 10 Years	$1,073
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account.
These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples, affect the Portfolio’s performance. For the most recent fiscal year, the Portfolio’s portfolio turnover rate was 34% of the average value of its portfolio.

57

PRINCIPAL STRATEGIES:
The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and equity real estate investment trusts (“REITs”). You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.
AllianceBernstein L.P. serves as the Portfolio’s investment manager (the “Manager”). The Manager invests the assets of the Portfolio primarily in a diversified portfolio of equity securities of small-capitalization companies located in the U.S. The Portfolio defines small-capitalization companies as those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Index (the “Russell 2000”) and the largest company in the Russell 2000. As of May 6, 2022, the market capitalization range of the Russell 2000 was between approximately $240.1 million and $6.4 billion. The market capitalization of the companies included in the Portfolio’s definition of “small-capitalization” companies changes over time as the capitalization of the securities included in the Russell 2000 changes.
The Manager utilizes both quantitative analysis and fundamental research to determine which securities will be held by the Portfolio and to manage risk. The Manager applies quantitative analysis to all of the securities in the Portfolio’s research universe, which is composed primarily of securities in the Portfolio’s benchmark (the Russell 2000 Index). Those securities that score highly on this quantitative analysis are then screened to eliminate those securities that the Manager is recommending against purchasing based on its fundamental research, and a portfolio is constructed from the remaining highly ranked securities based on diversification and risk considerations. In its quantitative analysis, the Manager considers a number of metrics that have historically provided some indication of favorable future returns, including metrics relating to valuation, quality, investor behavior and earnings growth. In general, stocks are purchased when, in the view of the Manager, they provide the highest expected returns, considering their contribution to the estimated risk of the Portfolio’s existing investments. Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies does not cause the Manager to dispose of the security. The Manager expects to seek to manage the overall portfolio volatility of the Portfolio relative to the Russell 2000 by favoring securities that offer the best balance between return and targeted risk.
The Portfolio may also invest in exchange-traded funds (“ETFs”) and other investment companies from time to time.
The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may use stock index futures contracts to equitize cash. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.
PRINCIPAL RISKS:
The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

•
Sector Risk: The Portfolio may have more risk because of concentrated investments in a particular market sector, such as the financials, consumer discretionary, information technology or industrials sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolio’s investments.

•
Market Risk: The Portfolio is subject to market risk, which is the risk that stock prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts; cybersecurity events; market disruptions caused by tariffs; trade disputes; measures to address budget deficits; downgrading of sovereign debt; sanctions or other government actions; and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Governmental and quasi-governmental authorities and regulators throughout the world have provided significant support to financial markets in response to serious economic disruptions, including, but not limited to, buying stocks, providing direct capital infusions into companies, implementing new monetary programs, dramatically lowering interest rates and through other market interventions. Government actions to support the economy and financial markets have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding

58

the status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.

In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union; potential trade imbalances with China or other countries; or sanctions or other government actions against Russia, other nations, or individuals or companies (or countermeasures taken in response to such sanctions), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict, including Russia’s military invasion of Ukraine, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of the Portfolio to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. The continued disruption of the Russian economy has had severe adverse effects on the region and beyond, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors. As a result, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected.

•
Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.

•
Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

•
Capitalization Risk: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources. The prices of securities of small capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small capitalization companies may underperform large capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.

•
Allocation Risk: The Portfolio may seek to focus on different investment disciplines or factors at different times as a means to achieve its investment objective. In the event that the investment disciplines or factors to which the Portfolio has greater exposure perform worse than the investment disciplines or factors with less exposure, the Portfolio’s returns may be negatively affected.

•
Derivatives Risk: The Portfolio may use derivatives in currency hedging as well as for direct investments to gain access to certain markets, earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. While hedging can guard against potential risks, there is also a risk that a derivative intended as a hedge may not perform as expected. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument, which could cause the Portfolio to suffer a (potentially unlimited) loss. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted as margin or collateral for derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can

59

make the Portfolio more volatile and can compound other risks. Derivatives, especially over‑the‑counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

•
Management Risk: The Portfolio is subject to management risk because it is an actively-managed investment portfolio. The Manager will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolio or cause the value of the Portfolio’s shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Manager may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Manager may change the Portfolio’s investment strategies or policies from time to time. Those changes may not lead to the results intended by the Manager and could have an adverse effect on the Manager and could also have an adverse effect on the value or performance of the Portfolio.

•
Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, global climate change may have an adverse effect on property and security values and may exacerbate the risks of natural disasters. The COVID-19 pandemic has also impacted certain real estate sectors by accelerating the trend towards online shopping and remote-working environments. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

•
Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other registered funds advised by the Manager and ETFs, are subject to market and management risk. The market value of the shares of other investment companies and ETFs may differ from their net asset value. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

BAR CHART AND PERFORMANCE INFORMATION:
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

•	how the Portfolio’s performance changed from year to year over the life of the Portfolio; and

•	how the Portfolio’s average annual returns for one year, five years and over the life of the Portfolio compare to those of a broad-based securities market index.
You may obtain updated performance information for the Portfolio at www.bernstein.com (at the bottom of the page, click on “Investments,” then “Mutual Fund Performance at a Glance”).
The Portfolio’s past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Portfolio.

60

Bar Chart
The annual returns in the bar chart are for the Portfolio’s Class Z shares.
During the period shown in the bar chart, the Portfolio’s:
Best Quarter was up 26.77%, 4th quarter, 2020; and Worst Quarter was down ‑32.51%, 1st quarter, 2020.
Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2022)

		1 Year	5 Years	Since Inception*
Class Z	Return Before Taxes	-18.87%	3.90%	6.27%

	Return After Taxes on Distributions	-20.34%	2.79%	5.09%

	Return After Taxes on Distributions and Sale of Portfolio Shares	-10.07%	2.98%	4.76%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)		-20.44%	4.13%	7.56%

*	Inception date for Class Z shares: December 29, 2015.
After‑tax returns are an estimate, which is based on the highest historical individual federal marginal income‑tax rates, and do not reflect the impact of state and local taxes; actual after‑tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax‑deferred arrangements such as 401(k) plans or individual retirement accounts.
INVESTMENT MANAGER:
AllianceBernstein L.P. is the investment manager for the Portfolio.
PORTFOLIO MANAGERS:
The following table lists the persons primarily responsible for day‑to‑day management of the Portfolio:

Employee	Length of Service	Title
Serdar Kalaycioglu	Since 2015	Senior Vice President of the Manager

Samantha Lau	Since 2015	Senior Vice President of the Manager

Erik A. Turenchalk	Since 2020	Senior Vice President of the Manager
PURCHASE AND SALE OF PORTFOLIO SHARES:
Purchase Minimums
The following table describes the initial and subsequent minimum purchase amounts for each class of shares, which are subject to waiver in certain circumstances.

	Initial	Subsequent
Class Z Shares are currently available exclusively to registered investment companies (or their series) managed by the Manager or its affiliates	None	None
You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800‑221‑5672). Your purchase or sale price will be the next-determined net asset value after the Portfolio receives your purchase or redemption request in proper form.

61

TAX INFORMATION:
The Portfolio intends to distribute dividends and/or distributions that may be taxed as ordinary income and/or capital gains.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:
If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments provide a financial incentive for the broker-dealer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

62

ADDITIONAL INVESTMENT INFORMATION, SPECIAL INVESTMENT TECHNIQUES AND RELATED RISKS

Principal Investments, Investment Strategies and Risks
In addition to the principal investments previously described in the summary of each Portfolio, the Portfolios may invest in other investments. This section of the Prospectus provides additional information about the Portfolios’ principal investments, strategies and risks. This Prospectus does not describe all of a Portfolio’s investment practices that are non‑principal strategies or all of the related risks of such strategies; additional information about each Portfolio’s risks and investments can be found in each Portfolio’s summary and the Portfolios’ Statement of Additional Information (“SAI”). This Prospectus refers to AllianceBernstein L.P. as the “Manager,” or “we” and shareholders of the Portfolios as “you.” All percentage limitations described below are measured immediately after the relevant transaction is made. This Prospectus refers to Sanford C. Bernstein Fund, Inc. as the “SCB Fund” and Bernstein Fund, Inc. as the “Bernstein Fund.”
ESG Integration
The Manager integrates environmental, social and governance (“ESG”) considerations into its research and investments analysis with the goal of maximizing return and considering risk within the Portfolio’s investment objective and strategies. Combining third-party ESG data with its own views and research, the Manager analyzes the ESG practices of companies and issuers to identify potentially material ESG factors that can vary across companies and issuers. ESG considerations may include but are not limited to environmental impact, governance and ethical business practices. ESG considerations may not be applicable to all types of instruments or investments.
This ESG integration policy does not apply to the International Small Cap Portfolio or the Small Cap Core Portfolio. Because investing on the basis of ESG criteria involves qualitative and subjective analysis, there can be no assurance that the methodology utilized by, or determinations made by, the Manager will align with the beliefs or values of a particular investor, and other managers may make a different assessment of a company’s ESG criteria.
Market Risk
The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including interest rate levels and political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, including fires, earthquakes and flooding, war or civil disturbance, acts of terrorism, supply chain disruptions, and power outages and other unforeseeable and external events, and the public response to or fear of such events, have had and may in the future have, an adverse effect on a Portfolio’s investments and net asset value and can lead to increased market volatility. For example, the events themselves or any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for a Portfolio’s portfolio companies. The occurrence and pendency of such events could adversely affect the economies and financial markets either in specific countries or worldwide. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolios’ assets may decline.
The rapid and global spread of an infectious coronavirus respiratory disease, designated COVID‑19, has resulted in extreme volatility in the financial markets and severe losses; reduced liquidity of many instruments; restrictions on international and, in some cases, local travel; significant disruptions to business operations (including business closures); strained healthcare systems; disruptions to supply chains, consumer demand and employee availability; and widespread uncertainty regarding the duration and long-term effects of this pandemic. Some sectors of the economy and individual issuers have experienced particularly large losses. In addition, the COVID‑19 pandemic may result in domestic and foreign political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. Developing or emerging market countries may be more impacted by the COVID‑19 pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. In the recent past, the U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID‑19 pandemic, including by pushing interest rates to very low levels. Government actions to mitigate the economic impact of the pandemic have resulted in a large expansion of government deficits and debt, the long term consequences of which are not known. Rates of inflation have recently risen. The Federal Reserve, as well as certain foreign central banks have recently raised interest rates as part of their efforts to address rising inflation, and there is a risk that interest rates will continue to rise. Central bank, government or regulatory actions, including increases or decreases in interest rates, or actions that are inconsistent with such actions by different central banks, governments or regulators, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolio invests. From time to time, uncertainty regarding the

63

status of negotiations in the U.S. government to increase the statutory debt ceiling could: increase the risk that the U.S. government may default on payments on certain U.S. government securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.
On January 31, 2020, the United Kingdom (the “U.K.”) formally left the European Union (the “EU”) (“Brexit”) and ceased to be a member of the EU. The U.K. and the EU negotiated an agreement governing their future trading and security relationships. This agreement became effective on a provisional basis on January 1, 2021 and entered into full force on May 1, 2021. The U.K. and the EU also negotiated a Memorandum of Understanding (“MoU”), which creates a framework for voluntary regulatory cooperation in financial services between the U.K. and the EU. The impact on the U.K. and European economies and the broader global economy of the uncertainties associated with implementing the agreement and MoU are significant and could have an adverse effect on the value of a Portfolio’s investments and its net asset value. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the U.K. and EU is developed and the U.K. determines which EU laws to replace or replicate in the future. Any of these effects of Brexit, and others the Manager cannot anticipate, could adversely affect the value of the Portfolio’s investments and its net asset value. The political, economic and legal consequences of Brexit continue to give rise to uncertainties. The U.K. may be less stable than it has been in recent years and investments in U.K. assets may be difficult to value, or subject to greater or more frequent rises and falls in value. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict. Recent actions in response to the Russian invasion of Ukraine have resulted in the devaluation of Russian currency, a downgrade in the country’s credit rating, and illiquidity and near total losses in the value of securities issued by Russian companies or the Russian government, which has had severe adverse effects on the region and beyond, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.
Investment in Exchange-Traded Funds (“ETFs”) and Other Investment Companies
Certain Portfolios may invest in shares of ETFs, subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (the “1940 Act”) or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that seek to track the performance of a specific index or implement actively-managed investment strategies. The index ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. Unlike index ETFs, actively-managed ETFs generally seek to outperform a benchmark index, and they typically have higher expenses than index ETFs, which can lower investment returns. Both index ETFs and actively-managed ETFs may offer exposure to broad investment strategies and across various asset classes, including equity, fixed income, commodities and currencies. In addition, the ETFs in which a Portfolio invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable indices. The market value of the ETF shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF’s shares trade at a discount to its NAV. The AB Emerging Markets Portfolio, the International Strategic Equities Portfolio, the International Small Cap Portfolio and the Small Cap Core Portfolio may also invest in other investment companies, including affiliated investment companies, as permitted by the 1940 Act. As with ETFs, if the Portfolios acquire shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which, if not waived or reimbursed in whole or in part, would be in addition to the Portfolios’ expenses. These Portfolios intend to invest uninvested cash balances in an affiliated money market fund, the AB Government Money Market Portfolio of AB Fixed-Income Shares, Inc., as permitted by Rule 12d1‑1 under the 1940 Act.
Interest Only/Principal Only Securities
The AB Intermediate New York Municipal Portfolio, AB Intermediate California Municipal Portfolio, and AB Intermediate Diversified Municipal Portfolio, AB Short Duration Portfolio and AB Intermediate Duration Portfolio (collectively, the “AB Fixed-Income Portfolios”) may invest in a type of mortgage-related security where all interest payments go to one class of holders—“Interest Only” or “IO”—and all of the principal goes to a second class of holders—“Principal Only” or “PO.”
The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. government or its agencies and instrumentalities that are backed by fixed-rate mortgages may have greater liquidity than other types of IOs and POs.
Obligations of Supranational Agencies
The AB Fixed-Income Portfolios may invest in the obligations of supranational agencies. Supranational agencies rely on participating countries (which may include the United States) for

64

funds. Some supranationals, such as the International Bank for Reconstruction and Development (the “World Bank”), have the right to borrow from participating countries, including the United States. Other supranationals must request funds from participating countries; however, such requests may not always be honored. Moreover, the securities of supranational agencies, depending on where and how they are issued, may be subject to some of the risks associated with investments in foreign securities.
Variable, Floating and Inverse Floating Rate Instruments
Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A “variable” interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a “floating” interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.
Each AB Fixed-Income Portfolio may invest in variable rate demand notes (“VRDNs”) which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks.
Each AB Fixed-Income Portfolio may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level. The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor and may be subject to a “cap.”
Each AB Fixed-Income Portfolio may invest in “inverse floaters,” which are securities with two variable components that, when combined, result in a fixed interest rate. The “auction component” typically pays an interest rate that is reset periodically through an auction process, while the “residual component” pays a current residual interest rate based on the difference between the total interest paid on the securities and the auction rate paid on the auction component. A Portfolio may purchase both auction and residual components. When an inverse floater is in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. In other words, when market interest rates are going up, the rate on a residual mode inverse floater will go down, and vice versa. The leverage inherent in inverse floaters is associated with greater volatility of market value, such that the market values of inverse floaters that represent the residual component tend to decrease more rapidly during periods of increasing interest rates than those of fixed-rate securities.
Zero Coupon Securities
Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face or par value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face or par value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and “lock in” a rate of return to maturity.
Fixed-Income Securities
The AB Fixed-Income Portfolios may invest in medium-quality securities. Medium-quality securities are those rated Baa1, Baa2, or Baa3 by Moody’s, or BBB+, BBB, or BBB‑ by S&P Global or Fitch (or an equivalent by any other NRSRO). It is generally expected that these Portfolios will sell a security downgraded below B by Moody’s, S&P Global and Fitch (or an equivalent rating by any NRSRO), or if unrated, determined by the Manager to have undergone similar credit quality deteriorations. However, the Portfolios are not required to dispose of such downgraded securities.
Interest Rate Risk: Changes in interest rates will affect the value of a Portfolio’s investments in fixed-income securities. When interest rates rise, the value of a Portfolio’s existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. During periods of very low or negative interest rates, the Portfolio’s returns may be adversely affected, including to such an extent that the Portfolio may be unable to maintain positive returns. A Portfolio may be subject to a greater risk of rising interest rates than would normally be the case due to the recent tightening of the U.S. Federal Reserve’s monetary policy, which has caused the Federal Reserve to increase short-term interest rates in an effort to address rising inflation. A floating rate fixed-income security may reset its interest rate when its specified benchmark rate changes. Because prices of intermediate-duration bonds are more sensitive to interest rate changes than those of shorter duration, intermediate-duration Portfolios have greater interest rate risk than the short-duration Portfolios.
Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. The degree of risk for a particular security may be reflected in

65

its credit rating. A Portfolio may rely upon rating agencies to determine credit ratings, but those ratings are opinions and are not guarantees of quality. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. Credit rating agencies may lower the credit rating of certain debt securities held by a Portfolio. If a debt security’s credit rating is downgraded, its price is likely to decline, which would lower an investor’s total return. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.
Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing a Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds.Causes of liquidity risk may include low trading volume, lack of a market maker, a large position, heavy redemptions, or legal restrictions that limit or prevent a Portfolio from selling securities or closing derivative positions at desirable prices or opportune times. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. To the extent a Portfolio invests in municipal securities, a Portfolio is subject to greater risk because the market for municipal securities is generally smaller and may not be as liquid as many other fixed-income markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolio is forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.
Municipal Securities
The two principal classifications of municipal securities are bonds and notes. Municipal bonds are intended to meet longer-term capital needs while municipal notes are intended to fulfill short-term capital needs. Municipal notes generally have original maturities not exceeding one year. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, variable rate demand obligations, and tax‑exempt commercial paper.
Municipal bonds are typically classified as “general obligation” or “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The payment of the principal and interest on revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment.
A Portfolio may purchase municipal securities the interest on which, in the opinion of bond counsel, is exempt from federal income tax. Neither the Manager nor any Portfolio guarantees that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and past distributions to Portfolio shareholders could be recharacterized as taxable.
Bonds of certain sectors have special risks. For example, the health-care industry can be affected by federal or state legislation, electric utilities are subject to governmental regulation, and private-activity bonds are not government-backed. Attempts to restructure the federal tax system may have adverse effects on the value of municipal securities or make them less attractive to investors relative to taxable investments.
Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, and the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Investments in municipal securities are subject to the supply of and demand for such securities, which may vary from time to time. Supply and demand factors can also affect the value of municipal securities. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID‑19). Most of the AB Intermediate New York Municipal Portfolio’s investments are in New York State’s municipal securities. Thus, the AB Intermediate New York Municipal Portfolio may be more vulnerable to events adversely affecting New York’s economy, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and blizzards, which may be further exacerbated by recent environmental conditions and climate change patterns. New York’s economy has a relatively large share of the nation’s financial activities. With the financial services sector contributing a significant portion of the state’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets, such as the recent market downturns in equity and fixed income securities. Most of the AB Intermediate California Municipal Portfolio’s investments are in California municipal securities. Thus, the Intermediate California Municipal Portfolio may be vulnerable to events adversely affecting California’s

66

economy. Thus, the Portfolios may be vulnerable to events adversely affecting California’s economy including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as droughts, wildfires, flooding and earthquakes, which may be further exacerbated by recent environmental conditions and climate change patterns. California’s economy continues to be affected by fiscal constraints partly as a result of voter-passed initiatives that limit the ability of state and local governments to raise revenues, particularly with respect to real property taxes. California’s economy is also more concentrated in the technology sector relative to other state economies, which make the Portfolios more vulnerable to events adversely affecting this sector. To the extent the AB Intermediate Diversified Municipal Portfolio invests in a particular state’s municipal securities, it is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes, which may be further exacerbated by recent environmental conditions and climate change patterns. A Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities. In addition, the credit quality of private activity bonds is tied to the credit quality of related corporate issuers.
In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.
Also, some municipal securities are municipal lease obligations. A municipal lease obligation is not backed by the full faith and credit of the issuing municipality, but is usually backed by the municipality’s pledge to make annual appropriations for lease payments. Thus, it is possible that a municipality will not appropriate money for lease payments. Additionally, some municipal lease obligations may allow for lease cancellation prior to the maturity date of the security. Municipal lease obligations may be less readily marketable than other municipal securities and some may be illiquid.
Certain Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID‑19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.
Bank Loan Debt
The AB Short Duration Portfolio and the AB Intermediate Duration Portfolio may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between borrowers and one or more financial institutions (“Lenders”). Such loans are often referred to as bank loan debt. The Portfolios’ investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. The lack of a liquid secondary market for such securities may have an adverse impact on the value of such securities and on a Portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.
Foreign (Non‑U.S.) Securities
The equity securities in which the AB Emerging Markets Portfolio, the International Strategic Equities Portfolio and the International Small Cap Portfolio (collectively, the “Non‑U.S. Stock Portfolios”) and the Small Cap Core Portfolio may invest include common and preferred stocks, warrants and convertible securities. These Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored ADRs, GDRs or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non‑U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities. The Small Cap Core Portfolio may also invest in foreign (non‑U.S.) securities as a non‑principal investment strategy. To the extent the Small Cap Core Portfolio invests in these types of securities, it will also be subject to the risks described below.
Foreign (Non‑U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, economic sanctions and potential responses to those sanctions, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, social instability, armed conflict, and other adverse market, economic, political and regulatory factors, all

67

of which could disrupt the financial markets in which a Portfolio invests and adversely affect the value of the Portfolio’s assets. These risks are heightened with respect to investments in emerging market countries. Investments in foreign securities are subject to the risk that the investment may be affected by foreign tax laws and restrictions on receiving investment proceeds from a foreign country. In general, since investments in foreign countries are not subject to the Securities and Exchange Commission (“SEC”) or other U.S. reporting requirements, there may be less publicly available information concerning foreign issuers of securities held by a Portfolio than will be available concerning U.S. companies. In addition, the enforcement of legal rights in foreign countries and against foreign governments may be difficult and costly and there may be special difficulties enforcing claims against foreign governments. National policies may also restrict investment opportunities. For example, there may be restrictions on investment in issuers or industries deemed sensitive to national interests. Sanctions imposed by the U.S. or a foreign country may restrict a Portfolio’s ability to purchase or sell foreign securities or may require the Portfolio to divest its holdings in foreign securities, which could adversely affect the value or liquidity of such holdings. The imposition of sanctions could also adversely affect global sectors and economies and thereby negatively affect the value of the Portfolio’s investments beyond any direct exposure to the countries or regions subject to the sanctions. For example, the United States has imposed tariffs and other trade barriers on Chinese exports and placed other restrictions on or barriers to investments in China. If the political climate between the United States, China and other countries in Asia continues to deteriorate, economies and markets may be adversely affected. In addition, the securities markets of some foreign countries may be closed on certain days (e.g., local holidays) when the Portfolios are open for business. On such days, a Portfolio may be unable to add to or exit its positions in foreign securities traded in such markets even though it may otherwise be attractive to do so.
The United Kingdom (the “U.K.”) formally withdrew from the European Union (the “EU”) on January 31, 2020. The U.K. and the EU negotiated an agreement governing their future trading and security relationships. This agreement became effective on a provisional basis on January 1, 2021 and entered into full force on May 1, 2021. The U.K. and the EU also negotiated a Memorandum of Understanding (“MoU”), which creates a framework for voluntary regulatory cooperation in financial services between the U.K. and the EU. The impact on the U.K. and European economies and the broader global economy of the uncertainties associated with implementing the agreement and MoU are significant and could have an adverse effect on the value of a Portfolio’s investments and its net asset value. These uncertainties include, but are not limited to, an increase in the regulatory and customs requirements imposed on cross-border trade between the U.K. and the EU, the negotiation and implementation of additional arrangements between the U.K. and the EU affecting important parts of the economy (such as financial services), volatility and illiquidity in markets, currency fluctuations, the renegotiation of other existing trading and cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise) of the U.K. and the EU, and potentially lower growth for companies in the U.K., Europe and globally.
The volatility and uncertainty caused by Brexit may adversely affect the value of the Portfolios’ investments and the ability of the Manager to achieve the investment objective of a Portfolio.
The recent Russian invasion of Ukraine has led to elevated geopolitical instability and resulted in the imposition of significant sanctions and other trade restrictions against Russia by, among others, the United States, the European Union and the United Kingdom, some of which are unprecedented in their scope and level. Russia has implemented certain countermeasures in response and may introduce further countermeasures as the conflict continues. Coupled with the continued impact of Covid‑19 variants and resulting restrictions in countries such as China, this has led to supply chain constraints globally and increased prices for both energy and raw materials, which in turn have had global inflationary impacts and led to increased financial market volatility. The continuation or any escalation in the Russia-Ukraine war or measures adopted by countries in response could have further economic, social and political repercussions and is likely to result in further sanctions and trade restrictions. The financial performance of the Portfolio’s investments may be materially and adversely affected by the macroeconomic consequences of these issues.
Other foreign investment risks include:
•	less governmental supervision of brokers and issuers of securities

•	lack of uniform accounting, auditing and financial-reporting standards

•	settlement and clearance practices that differ from those in the U.S. and may result in delays or may not fully protect the Portfolios against loss or theft of assets

•	the possibility of nationalization of a company or industry and expropriation or confiscatory taxation

•	the imposition of foreign taxes

•	high inflation and rapid fluctuations in inflation rates

•	less developed legal structures governing private or foreign investment

•
increased government intervention in markets resulting in artificially inflated prices or demand for securities, and increased risk of loss and heightened volatility if the intervention is unsuccessful or discontinued

•	Higher costs associated with foreign investing. Investments in foreign securities will also result in generally higher expenses due to:

•	the costs of currency exchange

•	higher brokerage commissions in certain foreign markets

•	the expense of maintaining securities with foreign custodians

68

Foreign Currency Risk: This is the risk that changes in foreign (non‑U.S.) currency exchange rates may negatively affect the value of a Portfolio’s investments or reduce the returns of a Portfolio. For example, the value of a Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). The value of the U.S. Dollar has recently appreciated in value against most foreign currencies, which may negatively affect the value of the Portfolio’s foreign investments when converted to U.S. Dollars. Currency markets generally are not as regulated as securities markets. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Portfolio’s NAV to fluctuate. Currency exchange rates are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments.
Certain foreign governments currently impose, and others may impose, currency exchange control regulations or other restrictions that would prevent cash from being brought back to the U.S. Foreign governments may also intervene in currency markets or interpose registration/approval processes, which may adversely affect a Portfolio and your investment.
Although forward contracts may be used to protect a Portfolio from adverse currency movements, they involve the risk that anticipated currency movements will not be accurately predicted and the Portfolio’s total return could be adversely affected as a result.
Emerging Markets Securities Risk: Investing in emerging market securities involves risks different from, and greater than, risks of investing in domestic securities or in the securities of issuers domiciled in developed, foreign countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; less developed legal systems with fewer security holder rights and practical remedies to pursue claims, including class actions or fraud claims; the limited ability of U.S. authorities to bring and enforce actions against non‑U.S. companies and non‑U.S. persons; and differences in the nature and quality of financial information, including (i) auditing and financial reporting standards, which may result in unavailability or unreliability of material information about issuers and (ii) the risk that the Public Company Accounting Oversight Board (“PCAOB”) may not be able to inspect audit practices and work conducted by PCAOB-registered audit firms in certain emerging market countries, such as China. Thus there can be no assurance that the quality of financial reporting or the audits conducted by such audit firms of U.S.-listed emerging market companies meet PCAOB standards. Furthermore, in December 2021, the SEC finalized rules to implement the Holding Foreign Companies Accountable Act, which requires the SEC to prohibit the trading of securities of foreign issuers (including those based in China) on a national securities exchange or through any other method regulated by the SEC (including through over‑the‑counter trading) if the PCAOB is unable to inspect the work papers of the auditors of such companies for three years. While recently the PCAOB has been able to undertake these inspections, there is no assurance that it will be able to continue to do so. To the extent the Portfolio invests in the securities of a company whose securities become subject to such a trading prohibition, the Portfolio’s ability to transact in such securities, and the liquidity of the securities, as well as their market price, would likely be adversely affected. A Portfolio would also have to seek other markets in which to transact in such securities, which could increase the Portfolio’s costs. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
The risks described above are more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets.
There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as emerging markets. Countries that the Manager currently considers for investment include:

Argentina Bangladesh Belize Brazil Bulgaria Burkina Faso Chile China Colombia	Czech Republic Dominican Republic Ecuador Egypt El Salvador Gabon Georgia Ghana Greece	Hungary India Indonesia Iraq Ivory Coast Jamaica Jordan Kazakhstan Kenya

69

Kuwait Lebanon Malaysia Mauritius Mexico Mongolia Morocco Nigeria Pakistan	Panama Peru Philippines Poland Qatar Saudi Arabia Senegal Serbia South Africa	South Korea Sri Lanka Taiwan Thailand Tunisia Turkey Ukraine United Arab Emirates Vietnam
Derivatives
Each Portfolio may, but is not required to, use derivatives for hedging or risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives can be used by investors such as the Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets. Each of the Portfolios is permitted to use derivatives for one or more of these purposes. A Portfolio may take a significant position in those derivatives that are within its investment policies if, in the Manager’s judgment, this represents the most effective response to current or anticipated market conditions. There are four principal types of derivatives—options, futures contracts, forwards and swaps—each of which is described below. Derivatives include listed and cleared transactions where a Portfolio’s derivative trade counterparty is an exchange or clearinghouse, and non‑cleared bilateral “over‑the‑counter” transactions that are privately negotiated and where a Portfolio’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions are expected to be subject to less counterparty credit risk than those that are bilateral and privately negotiated.
The SEC has adopted new Rule 18f‑4 under the 1940 Act, which imposes limits on the amount of derivatives a fund can enter into and replaces the asset segregation framework previously used by the Portfolios to comply with Section 18 of the 1940 Act, among other requirements. Since its compliance date of August 19, 2022, Rule 18f‑4 has, among other things, required Portfolios, whose use of derivatives is more than a limited specified exposure amount, to impose limits based on value‑at‑risk, or “VaR,” on the amount of derivatives and certain other forms of leverage into which a Portfolio can enter, requires such Portfolios to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.
A Portfolio’s use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio’s non‑leveraged investment (in some cases, the potential loss is unlimited).
The Portfolios’ investments in derivatives may include, but are not limited to, the following:

•
Forward Contracts—A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other asset for an agreed upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or asset to an agreed-upon location (rather than settled by cash), or is rolled forward into a new forward contract or, in the case of a non‑deliverable forward, by a cash payment at maturity. The Portfolios’ investments in forward contracts may include the following:

–
Forward Currency Exchange Contracts. A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non‑hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. A Portfolio, for example, may enter into a forward contract as a transaction hedge (to “lock in” the U.S. Dollar price of a non‑U.S. Dollar security), as a position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

•
Futures Contracts and Options on Futures Contracts—A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities prices (through index futures or options) or currency exchange rates. Options on futures contracts written or purchased by the AB Intermediate New York Municipal Portfolio, AB Intermediate California Municipal Portfolio and AB Intermediate Diversified Municipal Portfolio (collectively, the “Fixed-Income Municipal Portfolios”) will be traded on U.S. exchanges and expect to be used primarily

70

for hedging purposes or to manage the effective maturity or duration of fixed-income securities. The Non‑U.S. Stock Portfolios may also purchase or sell futures contracts for foreign currencies or options thereon for non‑hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.

•
Options—An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. The Portfolios’ investments in options include the following:

–
Options on Foreign Currencies. Certain Portfolios may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Portfolio and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Portfolio may forfeit the entire amount of the premium plus related transaction costs. The Non‑U.S. Stock Portfolios may also invest in options on foreign currencies for non‑hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”.

–
Options on Securities. A Portfolio may purchase or write a put or call option on securities. The Portfolios will write only covered options on securities, which means writing an option for securities the Portfolio owns. None of the Portfolios will write any option if, immediately thereafter, the aggregate value of the Portfolio’s securities subject to outstanding options would exceed 25% of its net assets.

–
Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

A Portfolio may write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declined below the exercise price of the put option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the decline or increase in the value of the securities index is significantly below or above the exercise price of the written option, the Portfolio could experience a substantial loss.

–
Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Portfolio may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The Portfolio would receive a profit from the purchase of call options if there is an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, from the purchase of put options, if there is a decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option, or increases in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.

•
Swaps—A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps or currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the “notional” principal amount). Generally, other than as described below, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Rather, most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Certain standardized swaps, including certain interest rate swaps and credit default swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central

71

counterparty, similar to transactions in futures contracts. Portfolios post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. The SEC may adopt similar clearing and execution requirements in respect of security-based swaps under its jurisdiction. Privately negotiated swap agreements are two‑party contracts entered into primarily by institutional investors and are not cleared through a third party, nor are these required to be executed on a regulated swap execution facility. Payments received by a Fixed-Income Municipal Portfolio from swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax‑exempt income, which will increase the amount of taxable distributions received by shareholders. The Portfolios’ investments in swap transactions include the following:

–
Currency Swaps. The Non‑U.S. Stock Portfolios, the AB Short Duration Portfolio and the AB Intermediate Duration Portfolio may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non‑hedging purposes as a means of making direct investments in foreign currencies, as described below under “Other Derivatives and Strategies—Currency Transactions”. Currency swaps involve the individually negotiated exchange by a Portfolio with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Portfolio will have contractual remedies under the transaction agreements.

–
Total Return Swaps. A Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying asset. A total return swap involves commitments to pay interest in exchange for a market-linked return based on a notional amount of the underlying asset. Therefore, when a Portfolio enters into a total return swap, it is subject to the market price volatility of the underlying asset. To the extent that the total return of the security, group of securities or index underlying the swap exceeds or falls short of the offsetting interest obligation, the Portfolio will receive or make a payment to the counterparty. Total return swaps may reflect a leveraged investment and incorporate borrowing costs which are borne by a Portfolio. There is no guarantee that a Portfolio’s investment via a total return swap will deliver returns in excess of the embedded borrowing costs and, accordingly, a Portfolio’s performance may be less than would be achieved by a direct investment in the underlying reference asset.

–
Interest Rate Swaps, Swaptions, Caps, and Floors. Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). Unless there is a counterparty default, the risk of loss to the Portfolio from interest rate swap transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate swap transaction defaults, the Portfolio’s risk of loss consists of the net amount of interest payments that the Portfolio contractually is entitled to receive.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.
The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. It may be more difficult for a Portfolio to trade or close out interest rate caps and floors in comparison to other types of swaps.
There is no limit on the amount of interest rate transactions that may be entered into by a Portfolio. The value of these transactions will fluctuate based on changes in interest rates. Interest rate swap, swaption, cap, and floor transactions may be used in an effort to preserve a return or spread on a particular investment or a portion of a Portfolio or to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. Interest rate swaps may also be used to leverage a Portfolio’s investments by creating positions that are functionally similar to purchasing a municipal or other fixed-income security but may only require payments to a swap counterparty under certain circumstances and allow the Portfolio to efficiently increase (or decrease) its duration and income.
A Portfolio will enter into bilateral interest rate swap, cap or floor transactions only with counterparties whose debt securities (or whose guarantors’ debt securities) are rated at least A (or the equivalent) by at least one NRSRO at the time of the transaction and are on the Manager’s approved list of swap counterparties for that Portfolio. With respect to cleared interest rate swaps, the Manager will

72

monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker, but there are no prescribed NRSRO rating requirements for these entities.
Each Fixed-Income Municipal Portfolio expects to enter into these transactions primarily for hedging purposes, which may include preserving a return or a spread on a particular investment or a portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date, and as a duration management technique.

–
Inflation (CPI) Swaps. Certain Portfolios may enter into inflation swap agreements. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index. A Portfolio will enter into inflation swaps on a net basis. The values of inflation swap agreements are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of an inflation swap agreement. Additionally, payments received by a Portfolio from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, rather than tax‑exempt income, which will increase the amount of taxable distributions received by shareholders.

–
Credit Default Swap Agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Portfolio, as seller, typically must pay the contingent payment to the buyer, which will be either (i) the “par value” (face amount) of the reference obligation in which case the Portfolio will receive the reference obligation in return or (ii) an amount equal to the difference between the face amount and the current market value of the reference obligation. As a buyer, if a credit event occurs, a Portfolio would be the receiver of such contingent payments, either delivering the reference obligation in exchange for the full notional (face) value of a reference obligation that may have little or no value, or receiving a payment equal to the difference between the face amount and the current market value of the obligation. The current market value of the reference obligation is typically determined via an auction process sponsored by the International Swaps and Derivatives Association, Inc. The periodic payments previously received by the Portfolio, coupled with the value of any reference obligation received, may be less than the full face amount it pays to the buyer, resulting in a loss to the Portfolio. If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk and credit risk and may be illiquid.
A Portfolio will enter into bilateral credit default swap transactions only with counterparties whose debt securities (or whose guarantor’s debt securities) are rated at least A (or the equivalent) by at least one NRSRO at the time of the transaction and are on the Manager’s approved list of swap counterparties for that Portfolio. With respect to cleared credit default swaps, the Manager will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker, but there are no NRSRO prescribed rating requirements for these entities.
A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by S&P Global, Fitch or Moody’s or an equivalent rating by any NRSRO. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.
Other Derivatives and Strategies
•
Currency Transactions—The Non‑U.S. Stock Portfolios and the AB Short Duration Portfolio may invest in non‑U.S. Dollar-denominated securities on a currency hedged or un‑hedged basis. The Manager may actively manage a Portfolio’s currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Manager may enter into currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Portfolio may also conduct currency exchange contracts on a

73

spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

•
Synthetic Foreign Equity Securities—The Non‑U.S. Stock Portfolios may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

Other types of synthetic foreign equity securities in which a Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.
A Portfolio will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Manager, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to illiquid investments risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non‑U.S.) risk and currency risk.
Illiquid Investments Risk
Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing a Portfolio from purchasing or selling these securities at an advantageous price. In certain cases, governmental actions could prevent sales of securities or repatriation of proceeds.Investments may become illiquid after purchase by a Portfolio, particularly during periods of market turmoil during which there may be increased governmental action to prevent sales of securities or repatriation of income or proceeds. Illiquid securities and securities that lack liquidity may also be difficult to value, especially in changing markets, and if a Portfolio is forced to sell these investments to meet redemption requests or for other cash needs, the Portfolio may suffer a loss. In addition, when there is illiquidity in the market for certain securities, a Portfolio, due to limitations on illiquid investments, may be subject to purchase and sale restrictions.
Investments in Certain Types of Privately Placed Securities
A Portfolio may invest in privately placed securities. Privately placed securities in which the Portfolios invest are typically equity securities of privately held companies that have not been offered to the public and are not publicly traded. Investments in privately placed securities may include venture capital investments, which are investments in new, early or late stage companies and are often funded by, or in connection with, venture capital firms. Investments in securities of privately held companies may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Privately held companies may not have established products, experienced management or earnings history. A Portfolio may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because the securities are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent a Portfolio from selling its shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a privately held

74

company and delay or prevent a privately held company from ultimately offering its securities to the public. If a Portfolio invests in privately placed securities, it may incur additional expenses, such as valuation-related expenses, in connection with such investments. Public companies may also issue privately placed securities, which may be illiquid and subject to contractual restrictions on resale.
Investment in Smaller, Less-Seasoned Companies
Investment in smaller, less-seasoned companies involves greater risks than are customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or broad market indices. The revenue flow of such companies may be erratic, and their results of operations may fluctuate widely and may also contribute to stock price volatility.
Mortgage-Related and Asset-Related Securities
The Short Duration Portfolio and the Intermediate Duration Portfolio may invest in mortgage- and asset-related securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property. These securities may be issued or guaranteed by the U.S. government or one of its sponsored entities or may be issued by private organizations.
The value of mortgage-related securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.
Certain CMBS are issued in several classes with different levels of yield and credit protection. A Portfolio’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. The economic impacts of COVID‑19 have created a unique challenge for commercial real estate—with many businesses shuttered or operating on a limited basis, commercial real estate tenants, particularly retail businesses, are struggling to make their payments, either in the form of rent or mortgages. In addition, many businesses have either partially or fully transitioned to a remote-working environment during COVID‑19, and this transition may negatively impact the occupancy rates of commercial real estate over time. Similarly, trends in favor of online shopping may negatively affect occupancy rates of retail properties. Higher CMBS delinquency rates and other COVID‑19‑related impacts on CMBS could adversely affect a Portfolio’s investments.
One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class) while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity from these securities, and may even result in a total loss of the Portfolio’s investment.
Asset-related securities may include, among other things, securities backed by pools of automobile loans, education loans, home equity loans and credit card receivables. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.
LIBOR Transition and Associated Risk
A Portfolio may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non‑representative of the underlying market.
Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed

75

into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the law by identifying benchmark rates based on SOFR that will replace LIBOR in different categories of financial contracts after June 30, 2023. The regulations include provisions that (i) provide a safe harbor for selection or use of a replacement benchmark rate selected by the Federal Reserve Board; (ii) clarify who may choose the replacement benchmark rate selected by the Federal Reserve Board; and (iii) ensure that contracts adopting a replacement benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following the replacement of LIBOR.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.
Management Risk—Quantitative Models
The Manager may use investment techniques that incorporate, or rely upon, quantitative models. These models may not work as intended and may not enable a Portfolio to achieve its investment objective. In addition, certain models may be constructed using data from external providers, and these inputs may be incorrect or incomplete, thus potentially limiting the effectiveness of the models. Finally, the Manager may change, enhance and update its models and its usage of existing models at its discretion.
Additional Strategies and Risks
A Portfolio may also invest in the following types of investments and employ the following investment strategies and be subject to their associated risks.
Illiquid Securities
The Portfolios limit their investments in illiquid securities to 15% of their net assets. Under Rule 22e‑4 of the 1940 Act, the term “illiquid securities” means any security or investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
A Portfolio that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”) or certain commercial paper) may be treated as liquid, although they may be more difficult to trade than other types of securities.
Preferred, Contingent Capital and Other Subordinated Securities Risk
Each Portfolio may invest in preferred stock. Preferred stock is a class of capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debt of the same issuer. Preferred, contingent capital and other subordinated securities rank lower than bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk than those debt instruments. Distributions on some types of these securities may also be skipped or deferred by issuers without causing a default. Finally, some of these securities typically have special redemption rights that allow the issuer to redeem the security at par earlier than scheduled. If this occurs, the Fund may be forced to reinvest in lower yielding securities.
Structured Products
A Portfolio may invest in certain derivatives-type instruments that combine a traditional stock or bond with, for example, a futures contract or an option. These instruments include structured notes and indexed securities, commodity-linked notes and commodity index-linked notes and credit-linked securities. The performance of the structured product, which is generally a fixed-income security, is tied (positively or negatively) to the price or prices of an unrelated reference indicator such as a security or basket of securities, currencies, commodities, a securities or commodities index or a credit default swap or other kinds of swaps. The structured product may not pay interest or protect the principal invested. The structured product or its interest rate may be a multiple of the reference indicator and, as a result, may be leveraged and move (up or down) more rapidly than the reference indicator. Investments in structured products may provide a more efficient and less expensive means of obtaining exposure to underlying securities, commodities or other derivatives, but may potentially be more volatile and carry greater trading and market risk than investments in traditional securities. The purchase of a structured product also exposes a Portfolio to the credit risk of the structured product, including any counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolio.

76

Structured notes are derivative debt instruments. The interest rate or principal of these notes is determined by reference to an unrelated indicator (for example, a currency, security, or indices thereof) unlike a typical note where the borrower agrees to make fixed or floating interest payments and to pay a fixed sum at maturity. Indexed securities may include structured notes as well as securities other than debt securities, the interest or principal of which is determined by an unrelated indicator.
Commodity-linked notes and commodity index-linked notes provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodities futures contracts, commodity options, commodity indices or similar instruments. Commodity-linked products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.
A Portfolio may also invest in certain hybrid derivatives-type instruments that combine a traditional bond with certain derivatives such as a credit default swap, an interest rate swap or other securities. These instruments include credit-linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that invest in a derivative instrument or basket of derivative instruments in order to provide exposure to certain fixed-income markets. For instance, a Portfolio may invest in credit-linked securities as a cash management tool to gain exposure to a certain market or to remain fully invested when more traditional income-producing securities are not available. The performance of the structured product, which is generally a fixed-income security, is linked to the receipt of payments from the counterparties to the derivatives instruments or other securities. A Portfolio’s investments in credit-linked securities are indirectly subject to the risks associated with derivative instruments, including among others credit risk, default risk, counterparty risk, interest rate risk and leverage risk. These securities are generally structured as Rule 144A Securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in reduced liquidity for the securities.
None of the Portfolios will invest more than 20% of its total assets in structured products.
Real Estate Investment Trusts
The International Strategic Equities Portfolio, the International Small Cap Portfolio and Small Cap Core Portfolio may invest in Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolios, REITs in the United States are not taxed on income distributed to shareholders, provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Each Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. Among other risks, global climate change may have an adverse effect on property and security values and may exacerbate the risks of natural disasters. The COVID‑19 pandemic has also impacted certain real estate sectors by accelerating the trend towards online shopping and remote-working environments. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.
Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small-capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.
REITs are subject to the possibilities of failing to qualify for tax‑free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.
Some non‑U.S. countries have adopted REIT structures that are similar to those in the United States, including structures that have pass through tax treatment and portfolio diversification. Other countries may have REIT structures that are significantly different than those in the United States or may be subject to substantially different regulatory requirements or no regulation at all. The Portfolios may invest in non‑U.S. REITs and REIT-like structures. It is expected that the risks described above would apply in a similar manner to non‑U.S. REITs and REIT-like structures but there can be no assurance that exposure to such issuers will not involve risks substantially greater than the risks described with respect to REITs organized in the United States.

77

Forward Commitments
Certain Portfolios may purchase or sell securities on a forward commitment basis. Forward commitments for the purchase or sale of securities may include purchases or sales on a “when-issued,” “delayed delivery” or “to be announced” basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a “when, as and if issued” trade).
When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Portfolio to protect against anticipated changes in interest rates and prices.
Repurchase Agreements and Buy/Sell Back Transactions
A Portfolio may enter into repurchase agreements. In a repurchase agreement transaction the Portfolio buys a security and simultaneously agrees to sell it back to the counterparty at a specified price in the future. However, a repurchase agreement is economically similar to a secured loan, in that the Portfolio lends cash to a counterparty for a specific term, normally a day or a few days, and is given acceptable collateral (the purchased securities) to hold in case the counterparty does not repay the loan. The difference between the purchase price and the repurchase price of the securities reflects an agreed-upon “interest rate”. Given that the price at which a Portfolio will sell the collateral back is specified in advance, a Portfolio is not exposed to price movements on the collateral unless the counterparty defaults. If the counterparty defaults on its obligation to buy back the securities at the maturity date and the liquidation value of the collateral is less than the outstanding loan amount, a Portfolio would suffer a loss. In order to mitigate any potential credit exposure to the counterparty, if the value of the securities falls below a specified level that is linked to the loan amount during the life of the agreement, the counterparty must provide additional collateral to support the loan.
A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.
Reverse Repurchase Agreements
The Portfolios may enter into reverse repurchase agreements with banks, broker-dealers and other counterparties from time to time. In a reverse repurchase transaction, it is the Portfolio, rather than the other party to the transaction, that sells the securities and simultaneously agrees to repurchase them at a price reflecting an agreed-upon rate of interest. Whenever a Portfolio enters into a reverse repurchase agreement, it will either (i) comply with the asset coverage requirements of Section 18 of the 1940 Act and combine the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other securities representing indebtedness when calculating the Portfolio’s asset coverage ratio, or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f‑4, including, as applicable, the value-at-risk based limit on leverage risk. Reverse repurchase agreements may create leverage, increasing a Portfolio’s opportunity for gain and risk of loss for a given fluctuation in the value of the Portfolio’s assets. There may also be risks of delay in recovery and, in some cases, even loss of rights in the underlying securities, should the opposite party fail financially.
Short Sales
The Non‑U.S. Stock Portfolios and the Small Cap Core Portfolio may engage in short sales. A short sale is effected by selling a security that a Portfolio does not own, or, if the Portfolio does own such security, it is not to be delivered upon consummation of the sale. To make delivery to the buyer, the Portfolio must borrow the security. The Portfolio is then obligated to replace the borrowed security by purchasing the same security at market price at the time of replacement. The lender of the security is entitled to retain the proceeds from the short sale and or other collateral until the Portfolio replaces the borrowed security. The AB Emerging Markets Portfolio may only make short sales “against the box.” A short sale is “against the box” to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. A Portfolio may utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance.
A short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. If the price of the security sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The short sale of securities involves the possibility of an unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.
Dollar Rolls
Each of the AB Fixed-Income Portfolios may enter into dollar rolls. Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward

78

price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Each of the AB Fixed-Income Portfolios may also enter into a type of dollar roll known as a “fee roll.” In a fee roll, a Portfolio is compensated for entering into the commitment to repurchase by “fee income,” which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls may be considered to be borrowings by a Portfolio. When a Portfolio engages in a dollar roll, it is exposed to loss both on the investment of the cash proceeds of the sale and on the securities it has agreed to purchase.
Investments in Lower-Rated Securities
Lower-rated securities, i.e., those rated Ba and lower by Moody’s, BB and lower by S&P Global and Fitch, or an equivalent rating by any NRSRO (commonly known as “junk bonds”), are subject to greater risk of loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment-grade securities.
The market for lower-rated securities may be less liquid than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio’s assets.
The Manager will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, attention to current developments and trends in interest rates, and economic and political conditions. There can, however, be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Manager’s research and credit analysis are a correspondingly more important aspect of its program for managing a Portfolio’s securities than would be the case if a Portfolio did not invest in lower-rated securities. In considering investments for a Portfolio, the Manager will attempt to identify issuers of lower-rated securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future.
Unrated Securities
The Manager also will consider investments in unrated securities for a Portfolio when the Manager believes that the financial condition of the issuers of the securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to rated securities that are consistent with the Portfolio’s objective and policies.
Borrowings and Leverage
The Portfolios may use borrowings for investment purposes subject to each Portfolio’s investment policies and applicable statutory or regulatory requirements. Borrowings by a Portfolio result in leveraging of the Portfolio’s shares. Likewise, a Portfolio’s investments in certain derivatives may effectively leverage the Portfolio’s portfolio. A Portfolio may use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts, dollar rolls or certain derivatives. This means that the Portfolio uses cash made available during the term of these transactions to make investments in other securities.
Utilization of leverage, which is usually considered speculative, involves certain risks to the Portfolio’s shareholders. These include a higher volatility of the NAV of the Portfolio’s shares and the relatively greater effect of changes in the value of the Portfolio’s portfolio on the NAV of the shares. In the case of borrowings for investment purposes, so long as the Portfolio is able to realize a net return on the portion of its investment portfolio resulting from leverage that is higher than the interest expense paid on borrowings, the effect of such leverage will be to cause the Portfolio’s shareholders to realize a higher net return than if the Portfolio were not leveraged. With respect to certain investments in derivatives that result in leverage of the Portfolio’s shares, if the Portfolio is able to realize a net return on its investments that is higher than the costs of the leverage, the effect of such leverage will be to cause the Portfolio to realize a higher net return than if the Portfolio were not leveraged. If the interest expense on borrowings or other costs of leverage approach the net return on the Portfolio’s investment portfolio or investments made through leverage, as applicable, the benefit of leverage to the Portfolio’s shareholders will be reduced. If the interest expense on borrowings or other costs of leverage were to exceed the net return to the Portfolio, the Portfolio’s use of leverage would result in a lower rate of net return than if the Portfolio were not leveraged. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV than if the Portfolio were not leveraged.
Section 18 of the 1940 Act permits a Portfolio to borrow money in amounts of up to one‑third of the Portfolio’s total assets from banks for any purpose, and to borrow up to an additional 5% of the Portfolio’s total assets from banks or other lenders for temporary purposes. In addition, the SEC has adopted Rule 18f‑4 under the 1940 Act, which imposes limits on the amount of derivatives and certain other forms of leveraged transactions, including reverse repurchase agreements and short sales utilized by the funds. Rule 18f‑4, among other things, permits a fund to treat certain financing transactions either as borrowings (subject to the Section 18 asset coverage requirements under the 1940 Act) or as “derivatives transactions” subject to certain risk-based limits of Rule 18f‑4.
Cyber Security Risk
As the use of the Internet and other technologies has become more prevalent in the course of business, the Portfolios, their service providers, including the Manager have become more susceptible to operational and financial risks associated with

79

cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security incidents, there can be no assurance that those measures will be effective, particularly since the Portfolios do not control the cyber security defenses or plans of their service providers, financial intermediaries and companies with which those entities do business and companies in which the Portfolios invest.
Cyber security incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Manager, and/or a Portfolio’s service providers (including, but not limited to, fund accountants, custodians, sub‑custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Manager have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers. Cyber security incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in seeking to prevent or minimize future cyber security incidents.
Strategy
Securities and investment strategies with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ different styles or strategies.
Operational Risk
Operational risks arise from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. Although a Portfolio attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Portfolio or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Portfolio and its shareholders could be negatively impacted as a result.
Non‑Diversified Status
Each of the AB Intermediate New York Municipal Portfolio and AB Intermediate California Municipal Portfolio (the “State Portfolios”) is a “non‑diversified” investment company, which means the Portfolio may invest more of its assets in a relatively smaller number of issuers. Because each State Portfolio will normally invest solely or substantially in municipal securities of a particular state, it is more susceptible to local risk factors than a geographically diversified municipal securities portfolio. These risks arise from the financial condition of a particular state and its municipalities. If state or local governmental entities are unable to meet their financial obligations, the income derived by the State Portfolios, their ability to preserve or realize appreciation of their portfolio assets and their liquidity could be impaired. The Portfolios’ SAI provides specific information about the state in which a State Portfolio invests.
Additional Investment Information
Future Developments
A Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio’s investment objective and legally permissible for the Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.
Portfolio Holdings
The Portfolios’ SAI includes a description of the policies and procedures that apply to disclosure of the Portfolios’ portfolio holdings.
Temporary Defensive Positions
Under exceptional conditions or when the Manager believes that economic or market conditions warrant, any of the Non‑U.S. Stock Portfolios or the Small Cap Core Portfolio may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or investment-grade debt, may hold cash, or may utilize options on securities and securities indices and futures contracts and options on futures to hedge or modify exposure to certain equity positions. Each of the Non‑U.S. Stock Portfolios also may temporarily invest part or all of its portfolio in equity securities of U.S. issuers. Taking a temporary defensive position may limit the potential for a Portfolio to achieve its investment objective.
For temporary defensive purposes, each Fixed-Income Portfolio also may invest without limit in high-quality municipal notes or variable rate demand obligations, or in taxable cash equivalents. When a Portfolio is investing for temporary defensive purposes, it is not pursuing its investment goal.
Changing the Investment Objectives and Policies of the Portfolios; When Shareholder Approval is Required
The Board of Directors of each of the SCB Fund and the Bernstein Fund (each, a “Board” and together, the “Boards”) may change a Portfolio’s investment objective without shareholder approval. Under normal circumstances, each Portfolio will provide shareholders with 60 days’ prior written notice before any change to the investment objectives of any Portfolio is

80

implemented. A fundamental investment policy of a Portfolio cannot be changed without shareholder approval. Unless otherwise noted, the investment objectives and all other investment policies of the Portfolios are not fundamental and thus may be changed without shareholder approval.
As a fundamental investment policy, under normal circumstances, each Fixed-Income Municipal Portfolio will invest no less than 80% of its net assets in municipal securities. Pursuant to Rule 35d‑1 under the 1940 Act, Portfolios that have a non‑fundamental policy to invest at least 80% of their net assets in securities indicated by their name will not change their policies without 60 days’ prior written notice to shareholders.
Investment Policies and Limitations Apply at Time of Purchase Only
Unless otherwise specified, the policies and limitations discussed in this Prospectus apply at the time an instrument is purchased. Thus, a change of circumstances will not require the sale of an investment if it was otherwise properly purchased.
Portfolio Turnover
The portfolio turnover rate for each Portfolio is included in the Summary Information section as well as the Financial Highlights section. The Portfolios generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. From time to time, the Portfolios may engage in active short-term trading to benefit from yield disparities among different issues of municipal securities (in the case of the Fixed-Income Municipal Portfolios), to seek short-term profits during periods of fluctuating interest rates, or for other reasons. This trading may increase a Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by a Portfolio and its shareholders. These transaction costs can affect a Portfolio’s performance.

81

INVESTING IN THE PORTFOLIOS

This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Portfolio that are offered in this Prospectus. The AB Emerging Markets Portfolio, the International Strategic Equities Portfolio, the International Small Cap Portfolio and the Small Cap Core Portfolio offer one class of shares through this Prospectus, the AB Short Duration Portfolio offers two classes of shares through this Prospectus, the AB Intermediate Duration Portfolio, the AB Intermediate New York Municipal Portfolio and the AB Intermediate California Municipal Portfolio offer three classes of shares through this Prospectus and the AB Intermediate Diversified Municipal Portfolio offers four classes of shares through this Prospectus. Different classes of fund shares are available to certain private clients and institutional clients of the Manager and offered through a separate prospectus.
Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see “The Different Share Class Expenses” and “Choosing a Share Class” below. Only Class A shares offer Quantity Discounts on sales charges, as described below.
To effect an order for the purchase, exchange or redemption of a Portfolio’s shares, the Portfolio must receive the order in “proper form.” Proper form generally means that your instructions:

•	Are signed and dated by the person(s) authorized in accordance with the Portfolio’s policies and procedures to access the account and request transactions;

•	Include the fund and account number; and

•	Include the amount of the transaction (stated in dollars, shares, or percentage).
Written instructions also must include:

•
Medallion signature guarantees or notarized signatures, if required for the type of transaction. (Requirements are detailed on AllianceBernstein Investor Services, Inc., or ABIS, service forms; Please contact ABIS with any questions)

•	Any supporting documentation that may be required.
The Portfolios reserve the right, without notice, to revise the requirements for proper form.
HOW TO BUY SHARES
The purchase of a Portfolio’s shares is priced at the next-determined NAV after your order is received in proper form.
Class A and Class C Shares – Shares Available to Retail Investors
You may purchase a Portfolio’s Class A or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Portfolios’ principal underwriter, AllianceBernstein Investments, Inc. (“ABI”), if you are (i) an initial investor and the Portfolio has received and accepted a completed Mutual Fund Application identifying a financial intermediary with which ABI has an agreement; (ii) an existing Portfolio shareholder with an account held directly with a Portfolio; or (iii) an employee of the Manager or any of its affiliates. These purchases may be subject to an initial sales charge, an asset-based sales charge or CDSC, as described below.

Purchase Minimums and Maximums
Minimums:*

—Initial:	$2,500
—Subsequent:	$50

*
Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee‑based program or “Mutual Fund Only” brokerage program which is sponsored and maintained by a registered broker-dealer or other financial intermediary with omnibus account or “network level” account arrangements with a Portfolio.

Maximum Individual Purchase Amount:

—Class A shares	None
—Class C shares	$1,000,000	*

*	The maximum individual purchase amount for Class C shares of the Fixed-Income Municipal Portfolios and the AB Short Duration Portfolio is $500,000.
Class Z Shares – Shares Available to Persons Participating in Certain Fee‑Based Programs
Class Z shares of the AB Intermediate Diversified Municipal Portfolio and the AB Intermediate Duration Portfolio are available to persons participating in certain fee‑based programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with a Portfolio.
Other Purchase Information
Your broker or financial intermediary must receive your purchase request by the Portfolio Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half‑day trading or unscheduled suspensions of trading), for you to receive the next-determined NAV, less any applicable initial sales charge. The Portfolio Closing Time may be changed by the Board in its discretion.
If you are an existing Portfolio shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc. (“ABIS”), must receive and confirm telephone requests before the Portfolio Closing Time, to receive that day’s public offering price. Call 800‑221‑5672 to arrange a transfer from your bank account.

82

Shares of the Portfolios are generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by a Portfolio, the Portfolios will only accept purchase orders directly from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. taxpayer identification number (i.e., W‑9 tax status). Subject to the requirements of local law applicable to the offering of Portfolio shares, U.S. citizens (i.e., W‑9 tax status) residing in foreign countries are permitted to purchase shares of the Portfolios through their accounts at U.S. registered broker/dealers and other similar U.S. financial intermediaries, provided the broker-dealer or intermediary has an agreement with the Portfolios’ distributor permitting it to accept orders for the purchase and sale of Portfolio shares.
The Portfolios will not accept purchase orders (including orders for the purchase of additional shares) from foreign persons or entities or from resident aliens who, to the knowledge of a Portfolio, have reverted to non‑resident status (e.g., a resident alien who has a non‑U.S. address at time of purchase).
Retirement Plans, Tax‑Deferred Accounts and Employee Benefit Plans
Special eligibility rules apply to these types of investments. Although the Fixed-Income Municipal Portfolios offer their shares to various types of tax‑deferred accounts as described below, investments in the Fixed-Income Municipal Portfolios may not be appropriate for tax‑deferred accounts because the Fixed-Income Municipal Portfolios’ returns consist primarily of tax‑exempt interest income. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

•	Traditional and Roth IRAs (the minimums listed in the table above apply);

•	SEPs, SAR‑SEPs, SIMPLE IRAs, and individual 403(b) plans;

•
all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non‑qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the SCB Fund and the Bernstein Fund (“Group Retirement Plans”) with assets of $1,000,000 or more;

•	AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

•	AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets and 100 employees; and

•	certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Portfolio.
Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees, and to Group Retirement Plans.
IRA custodians, plan sponsors, plan fiduciaries and other intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Portfolio shares, including minimum and maximum investment requirements.
Advisor Class Shares
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

•	through accounts established under a fee‑based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

•	through a defined contribution employee benefit plan (e.g., a 401(k) plan) that purchases shares directly without the involvement of a financial intermediary; and

•	by investment advisory clients of, and certain other persons associated with, the Manager and its affiliates or the Portfolios.
Advisor Class shares may also be available on brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for their customers for the purchase or sale of such shares. If you transact in Advisor Class shares through one of these programs, your broker may require you to pay it a commission and/or other forms of compensation. Shares of a Portfolio are available in other share classes that have different fees and expenses.
The Portfolios’ SAI has more detailed information about who may purchase and hold Advisor Class shares.
Class Z Shares
Shares Available to AB Mutual Funds
Class Z Shares of the Non‑U.S. Stock Portfolios and the Small Cap Core Portfolio are currently available exclusively to registered funds advised by the Manager (“AB Mutual Funds”).
Retirement Plans, Tax‑Deferred Accounts and Employee Benefit Plans
Class Z shares of the Intermediate Diversified Municipal Portfolio and the AB Intermediate Duration Portfolio are available to certain institutional clients of the Manager that invest at least $2,000,000 in a Portfolio, persons participating in certain fee‑based programs sponsored and maintained by registered broker dealers or other financial intermediaries with omnibus account arrangements with a Portfolio, and Group Retirement Plans.
Required Information
Each Portfolio is required by law to obtain, verify and record certain personal information from you or persons authorized to act on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Portfolio may also ask to see other identifying documents. If you do not provide the

83

information, the Portfolio will not be able to open your account. If a Portfolio is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Portfolio believes it has identified potentially criminal activity, the Portfolio reserves the right to take action it deems appropriate or as required by law, which may include closing your account and providing notification to governmental authorities. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority (“FINRA”) member firm.
A Portfolio is required to apply backup withholding to taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Portfolio with his or her correct taxpayer identification number. To avoid this, you must provide your correct taxpayer identification number (social security number for most investors) on your Mutual Fund Application.
General
IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Portfolio shares, including minimum and maximum investment requirements. A Portfolio is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements. ABI may refuse any order to purchase shares. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.
THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b‑1) fees, initial sales charges and/or CDSCs. Only Class A shares offer Quantity Discounts as described below.
Asset-Based Sales Charges or Distribution and/or Service (Rule 12b‑1) Fees

WHAT IS A RULE 12b‑1 FEE?
A Rule 12b‑1 fee is a fee deducted from a Portfolio’s assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. Each Portfolio has adopted plans pursuant to Rule 12b‑1 under the 1940 Act that allow the Portfolio to pay asset-based sales charges or distribution and/or service (Rule 12b‑1) fees for the distribution and sale of its shares. The amount of each share class’s Rule 12b‑1 fee, if any, is disclosed below and in each Portfolio’s fee table included in the Summary Information section above.

The amount of Rule 12b‑1 and/or service fees for each class of the Portfolio’s shares is up to:

	Distribution and/or Service (Rule 12b‑1) Fee (as a Percentage of Aggregate Average Daily Net Assets)
Class A	0.25	%*
Class C	1.00%
Advisor Class	None
Class Z	None

*	The maximum fee allowed under the Rule 12b‑1 Plan for the Class A shares of each Portfolio is 0.30% of the aggregate average daily net assets. The Board currently limits the payments to 0.25%.
Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class C shares are subject to higher Rule 12b‑1 fees than Class A shares. Class C shares are subject to these higher fees for a period of ten years, after which they convert to Class A shares. Share classes with higher Rule 12b‑1 fees will have a higher expense ratio, pay correspondingly lower dividends and may have a lower NAV (and returns). All or some of these fees are paid to financial intermediaries, which may include your financial intermediary’s firm. ABI retains these fees for certain shareholder accounts, including those held directly with a Portfolio (with no associated financial intermediary).
Sales Charges
Class A Shares
With respect to the AB Intermediate Duration Portfolio, you can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. With respect to the AB Short Duration Portfolio, you can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 2.25% of the offering price. With respect to the Fixed-Income Municipal Portfolios, you can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 3.00% of the offering price. Any applicable sales charge will be deducted directly from your investment.
The initial sales charge you pay each time you buy Class A shares differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as Breakpoints or Quantity Discounts, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares. The sales charge schedule of Class A share Quantity Discounts is as follows:
AB Intermediate Duration Portfolio

	Initial Sales Charge
Amount Purchased	as % of Net Amount Invested	as % of Offering Price
Up to $100,000	4.44%	4.25%
$100,000 up to $250,000	3.36	3.25
$250,000 up to $500,000	2.30	2.25
$500,000 up to $1,000,000	1.78	1.75
$1,000,000 and above	0.00	0.00

84

AB Short Duration Portfolio:

	Initial Sales Charge
Amount Purchased	as % of Net Amount Invested	as % of Offering Price
Up to $100,000	2.30%	2.25%
$100,000 up to $250,000	2.04	2.00
$250,000 up to $500,000	1.27	1.25
$500,000 and above	0.00	0.00
Fixed-Income Municipal Portfolios

	Initial Sales Charge
Amount Purchased	as % of Net Amount Invested	as % of Offering Price
Up to $100,000	3.09%	3.00%
$100,000 up to $250,000	2.04	2.00
$250,000 up to $500,000	1.01	1.00
$500,000 and above	0.00	0.00
Except as noted below, purchases of Class A shares in the amount of $500,000 or more for AB Short Duration Portfolio; and in the amount of $500,000 or more with respect to the Fixed-Income Municipal Portfolios; or by AllianceBernstein or non‑AllianceBernstein sponsored Group Retirement Plans are not subject to an initial sales charge, but may be subject to a 1% CDSC if redeemed or terminated within one year (18 months for AB Short Duration Portfolio).
Class A Share purchases not subject to sales charges.
The Portfolios may sell their Class A shares at NAV without an initial sales charge or CDSC to some categories of investors, including:

•
persons participating in a fee‑based program, sponsored and maintained by a registered broker-dealer or other financial intermediary, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services or clients of broker-dealers or other financial intermediaries who purchase Class A shares for their own accounts through self-directed and/or non‑discretionary brokerage accounts with the broker-dealers or other financial intermediaries that may or may not charge a transaction fee to its customers;

•
plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by the Manager’s Institutional Investment Management Division or Bernstein Global Wealth Management Division, including subsequent contributions to those IRAs;

•
certain other investors, such as investment management clients of the Manager or its affiliates, including clients and prospective clients of the Manager’s Institutional Investment Management Division, employees of selected dealers authorized to sell the SCB Fund’s and the Bernstein Fund’s shares, and employees of the Manager; or

•	persons participating in a “Mutual Fund Only” brokerage program, sponsored and maintained by a registered broker-dealer or other financial intermediary.
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Portfolio or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front‑end sales load waivers and discounts or CDSC waivers. In all instances, it is the purchaser’s responsibility to notify a Portfolio or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Portfolio shares directly from a Portfolio or through another intermediary to receive these waivers or discounts.
Please see the Portfolios’ SAI for more information about purchases of Class A shares without sales charges.
Certain intermediaries impose different eligibility criteria for sales load waivers and discounts, which are described in Appendix B—Financial Intermediary Waivers.
Class C Shares
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Portfolio. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AB Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1‑year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.
Class C shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class C shares of another AB Mutual Fund, the conversion period runs from the date of your original purchase.

HOW IS THE CDSC CALCULATED?
The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Portfolio shares acquired through an exchange, the cost of the AB Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.
Advisor Class Shares and Class Z Shares. These share classes are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.
SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES
This section includes important information about sales charge reduction programs available to investors in

85

Class A shares and describes information or records you may need to provide to a Portfolio or your financial intermediary in order to be eligible for sales charge reduction programs. Your financial intermediary may have different policies and procedures regarding eligibility for sales charge reduction programs. See Appendix B—Financial Intermediary Waivers.
Information about Quantity Discounts and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.abfunds.com (click on “Investments—Mutual Funds,” select the Portfolio, then click on “More Literature—Understanding Sales Charges & Expenses”). More information on Breakpoints and other sales charge waivers is available in each Portfolio’s SAI.

You Can Reduce Sales Charges
When Buying Class A Shares
Rights of Accumulation
To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment in a Portfolio with the higher of cost or NAV of existing investments in the Portfolio, any other AB Mutual Fund or AB Institutional Funds for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AB Mutual Funds use the higher of cost or current NAV of your existing investments when combining them with your new investment.
Combined Purchase Privileges
A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Portfolio into a single “purchase”. A “purchase” means a single purchase or concurrent purchases of shares of a Portfolio or any other AB Mutual Fund, including AB Institutional Funds, by:

•	an individual, his or her spouse or domestic partner, or the individual’s children under the age of 21 purchasing shares for his, her or their own account(s);

•	a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

•	the employee benefit plans of a single employer; or

•	any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Portfolio.
Letter of Intent
An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Portfolios offer a Letter of Intent, which permits new investors to express the intention, in writing, to invest at least $100,000 in Class A shares of a Portfolio or any AB Mutual Fund within 13 months. The Portfolio will then apply the Quantity Discount to each of the investor’s purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. In the event an existing investor chooses to initiate a Letter of Intent, the AB Mutual Funds will use the higher of cost or current NAV of the investor’s existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 Letter of Intent is initiated, the subsequent investment of an additional $15,000 would fulfill the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Portfolio will retroactively collect the sales charge otherwise applicable by redeeming shares in the investor’s account at their then current NAV. Investors qualifying for Combined Purchase Privileges may purchase shares under a single Letter of Intent.
Required Shareholder Information and Records
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Portfolio that the shareholder qualifies for a reduction. Without notification, the Portfolio is unable to ensure that the reduction is applied to the shareholder’s account. A shareholder may have to provide information or records to his or her financial intermediary or a Portfolio to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Portfolio or other AB Mutual Funds held in:

•	all of the shareholder’s accounts at the Portfolios or a financial intermediary; and

•	accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.
CDSC WAIVERS AND OTHER PROGRAMS

Here Are Some Ways To Avoid Or
Minimize Charges On Redemption.
CDSC Waivers
The Portfolios will waive the CDSCs on redemptions of shares in the following circumstances, among others:

•	permitted exchanges of shares;

•	following the death or disability of a shareholder;

•	if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the required age based on applicable rules; or

•
if the redemption is necessary to meet a plan participant’s or beneficiary’s request for a distribution or loan from a Group Retirement Plan or to accommodate a plan participant’s or beneficiary’s direction to reallocate his or her plan account among other investment alternatives available under a Group Retirement Plan.

86

Please see the Portfolios’ SAI for a list of additional circumstances in which a Portfolio will waive the CDSC on redemptions of shares.
Your financial intermediary may have different policies and procedures regarding eligibility for CDSC Waivers. See Appendix B—Financial Intermediary Waivers.
Other Programs
Dividend Reinvestment Program
Unless you specifically have elected to receive dividends or distributions in cash, they will automatically be reinvested, without an initial sales charge or CDSC, in the same class of additional shares of a Portfolio. If you elect to receive distributions in cash, you will only receive a check if the amount of the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in shares of the Portfolio. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or “ACH.” In addition, the Portfolio may reinvest your distribution check (and future checks) in additional shares of the Portfolio if your check (i) is returned as undeliverable or (ii) remains uncashed for nine months.
Dividend Direction Plan
A shareholder who already maintains accounts in more than one AB Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Portfolio, in any amount, without the payment of any sales charges, in shares of any eligible class of one or more other AB Mutual Fund(s) in which the shareholder maintains an account.
Automatic Investment Program
The Automatic Investment Program allows investors to purchase shares of a Portfolio through pre‑authorized transfers of funds from the investor’s bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor’s account balance is $2,500 or more. Please see the Portfolios’ SAI for more details.
Reinstatement Privilege
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.
Systematic Withdrawal Plan
The Portfolios offer a systematic withdrawal plan that permits the redemption of Class A or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Portfolio account would be free of a CDSC. For Class A and Class C shares, shares held the longest would be redeemed first.
CHOOSING A SHARE CLASS
Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

•	whether you are eligible to invest in a particular share class;

•	the amount you intend to invest;

•	how long you expect to own shares;

•	expenses associated with owning a particular class of shares;

•
whether you qualify for any reduction or waiver of sales charges (for example, if you are making a large investment that qualifies for a Quantity Discount, you might consider purchasing Class A shares); and

•	whether a share class is available for purchase
Among other things, Class A shares, with their lower Rule 12b‑1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee for ten years. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class C, Class Z or Advisor Class shares made through your financial advisor, or in connection with participation on the intermediary’s platform. Financial intermediaries, or a fee‑based program, or, for Group Retirement Plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the Portfolios’ SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, Group Retirement Plans may not offer all classes of shares of a Portfolio. A Portfolio is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.
You should consult your financial advisor for assistance in choosing a class of Portfolio shares.
PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Portfolios. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b‑1 fee that you or the Portfolios may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

87

WHAT IS A FINANCIAL INTERMEDIARY?
A financial intermediary is a firm that receives compensation for selling shares of the Portfolios offered in this Prospectus and/or provides services to the Portfolios’ shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.
All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans.
ABI pays, at the time of your purchase, a commission to financial intermediaries selling Class C shares in an amount equal to 1% of your investment for sales of Class C shares.
For Class A and Class C shares, up to 100% of the Rule 12b‑1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

Your financial advisor’s firm receives compensation from the Portfolios, ABI and/or the Manager in several ways from various sources, which include some or all of the following:

–	upfront sales commissions;
–	Rule 12b‑1 fees;
–	additional distribution support;
–	defrayal of costs for educational seminars and training; and
–	payments related to providing shareholder recordkeeping and/or transfer agency services.
Please read the Prospectus carefully for information on this compensation.
Other Payments for Distribution Services and Educational Support
In addition to the commissions paid to or charged by financial intermediaries at the time of sale and Rule 12b‑1 fees, some or all of which are paid to financial intermediaries (and, in turn, may be paid to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of “ticket” or other transactional charges.
For 2023, ABI’s additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AB Mutual Funds, or approximately $24 million. For 2022, ABI estimates that it will have paid approximately 0.04% of the average monthly assets of the AB Mutual Funds, or approximately $23 million for distribution services and educational support related to the AB Mutual Funds.
A number of factors are considered in determining the additional payments, including each firm’s AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AB Mutual Funds on a “preferred list.” ABI’s goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.
The Portfolios and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see “Management of the Portfolios—Transfer Agency and Retirement Plan Services” below. If paid by the Portfolios, these expenses are included in “Other Expenses” under “Fees and Expenses of the Portfolio—Annual Portfolio Operating Expenses” in the Summary Information at the beginning of this Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.
Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Portfolios, the Manager, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.
As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:
Advisor Group
American Enterprise Investment Services

88

Cadaret, Grant & Co.
Citigroup Global Markets
Citizens Securities
Commonwealth Financial Network
Equitable Advisors
FIS Brokerage Services
Great-West Life & Annuity Insurance Co.
Institutional Cash Distributors (“ICD”)
John Hancock Retirement Plan Services
JP Morgan Securities
Lincoln Financial Advisors Corp.
Lincoln Financial Securities Corp.
LPL Financial
Merrill Lynch
Morgan Stanley
Northwestern Mutual Investment Services
One America
PNC Investments
Principal Life
Raymond James
RBC Wealth Management
Robert W. Baird
Truist Investment Services
UBS Financial Services
US Bancorp Investments
Wells Fargo Advisors
Although the Portfolios may use brokers and dealers that sell shares of the Portfolios to effect portfolio transactions, the Portfolios do not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.
HOW TO EXCHANGE SHARES
You may exchange your Portfolio shares for shares of the same class of other AB Mutual Funds provided that: (i) the other fund offers the same class of shares and, in the case of retirement plans, is an investment option under the plan, and (ii) you meet the eligibility requirements for such class in the Portfolio you are exchanging into. Exchanges of shares are made at the next-determined NAV, without sales or service charges after your order is received in proper form. All exchanges are subject to the minimum investment restrictions and other eligibility requirements set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. You may request an exchange either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. In order to receive a day’s NAV, ABIS must receive and confirm your telephone exchange request by the Portfolio Closing Time on that day. The Portfolios may modify, restrict or terminate the exchange privilege on 60 days’ written notice.
HOW TO SELL OR REDEEM SHARES
You may “redeem” your shares (i.e., sell your shares to a Portfolio) on any day the New York Stock Exchange (the “Exchange”) is open, either directly or through your financial intermediary or, in the case of retirement plan participants, by following the procedures specified by your plan sponsor or plan recordkeeper. For Advisor Class and Class Z shares, if you are in doubt about what procedures or documents are required by your fee‑based program or employee benefit plan to sell your shares, you should contact your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after ABIS receives your redemption request in proper form. Each Portfolio expects that it will typically take one to three business days following receipt of your redemption request in proper form to pay out redemption proceeds. However, while not expected, payment of redemption proceeds may take up to seven days from the day your request is received in proper form by a Portfolio by the Portfolio Closing Time. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Portfolio is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days).
Each Portfolio expects, under normal circumstances, to use cash or cash equivalents held by the Portfolio to satisfy redemption requests. Each Portfolio may also determine to sell portfolio assets to meet such requests. Under certain circumstances, including stressed market conditions, each Portfolio may determine to pay a redemption request by accessing a bank line of credit or by distributing wholly or partly in kind securities from its portfolio, instead of cash.
Sale In‑Kind. Each Portfolio normally pays proceeds of a sale of Portfolio shares in cash. However, each Portfolio has reserved the right to pay the sale price in whole or in part by a distribution in‑kind of securities in lieu of cash. If the redemption payment is made in‑kind, the securities received will be subject to market risk and may decline in value. In addition, you may incur brokerage commissions if you elect to sell the securities for cash.
Selling Shares Through Your Financial Intermediary or Retirement Plan
Your financial intermediary or plan recordkeeper must receive your sales request by the Portfolio Closing Time for you to receive that day’s NAV, less any applicable CDSC. Your financial intermediary, plan sponsor or plan recordkeeper is responsible for submitting all necessary documentation to the Portfolio and may charge you a fee for this service.
Selling Shares Directly to the SCB Fund or the Bernstein Fund
By Mail:
•	Send a signed letter of instruction or stock power, along with certificates, to:
AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003

•	For certified or overnight deliveries, send to:
AllianceBernstein Investor Services, Inc.
8000 IH 10 W, 13th Floor
San Antonio, TX 78230

89

•
For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone:
•	You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800‑221‑5672 with instructions on how you wish to receive your sale proceeds.

•	ABIS must receive and confirm a telephone redemption request by the Portfolio Closing Time for you to receive that day’s NAV, less any applicable CDSC.

•
For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Portfolio nor the Manager, ABIS, ABI or other Portfolio agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

•	If you have selected electronic funds transfer in your Mutual Fund Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

•	Redemption requests by electronic funds transfer or check may not exceed $100,000 per Portfolio account per day.

•
Telephone redemption is not available for shares held in nominee or “street name” accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
The Board of each of the SCB Fund and the Bernstein Fund has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. There is no guarantee that the Portfolios will be able to detect excessive or short-term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares. Each Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder’s financial intermediary.
Risks Associated with Excessive or Short-term Trading Generally. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause each Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.
A Portfolio that invests significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Portfolio ordinarily calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of securities of foreign issuers established some time before a Portfolio calculates its own share price (referred to as “time zone arbitrage”). The Portfolios have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, the Portfolios expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders.
A shareholder engaging in a short-term trading strategy may also target a Portfolio irrespective of its investments in securities of foreign issuers. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently or that have limited capacity (for example, certain small‑cap stocks, foreign securities and derivative instruments) has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). All Portfolios may be adversely affected by price arbitrage.
Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Portfolios seek to prevent

90

patterns of excessive purchases and sales or exchanges of Portfolio shares to the extent they are detected by the procedures described below, subject to the Portfolios’ ability to monitor purchase, sale and exchange activity. The Portfolios reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•
Transaction Surveillance Procedures. The Portfolios, through their agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 60‑day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Portfolios may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third-party authority to buy and sell Portfolio shares, the Portfolios may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

•
Account Blocking Procedures. If the Portfolios determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Portfolio will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Portfolio that the account holder did not or will not in the future engage in excessive or short-term trading.

•
Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Portfolios have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Portfolios, upon the request of the Portfolios or their agents, with individual account level information about their transactions. If the Portfolios detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries may also execute instructions from the Portfolios to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Portfolios may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE PORTFOLIOS VALUE THEIR SHARES
Each Portfolio’s NAV is calculated at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half‑day trading or unscheduled suspensions of trading). To calculate NAV, each Portfolio’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio’s shares may change on days when shareholders will not be able to purchase or redeem their shares in the Portfolio. Each Portfolio’s NAV will not be calculated on any day during which the Exchange is closed, including during any customary weekend or holiday closings.
Each Portfolio values its securities at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by each Portfolio’s Board. Pursuant to these procedures, the Manager, as each Portfolio’s “valuation designee” pursuant to Rule 2a‑5 of the 1940 Act, is responsible for making all fair value determinations relating to a Portfolio’s portfolio investments, subject to oversight of the Portfolio’s Board. When making a fair value determination, the Manager may take into account any factors it deems appropriate. The Manager may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to

91

calculate its NAV may differ from quoted or published prices for the same securities. Making a fair value determination involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.
The Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges under certain circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security, or for securities for which market prices are not readily available or deemed unreliable (including restricted securities). The Portfolios use fair value pricing routinely for securities primarily traded in non‑U.S. markets because, among other things, most foreign markets close well before the Portfolios ordinarily value their securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. Factors considered in fair value pricing may include, but are not limited to, interest rates, currencies, publicly available benchmarks, futures markets, comparable companies, similar securities, or fundamental information obtained by analysis of the issuers’ financial statements. Because most fixed income securities are not traded on exchanges, they are primarily valued using fair value prices provided by independent pricing services.
The Manager has established a valuation committee of senior officers and employees of the Manager (“Valuation Committee”) to fulfill its responsibilities as each Portfolio’s valuation designee, which operates under the policies and procedures approved by the Board, to value each Portfolio’s assets on behalf of the Portfolio. The Valuation Committee values Portfolio assets as described above. More information about the Portfolios’ valuation procedures is available in the Portfolios’ SAI.

92

MANAGEMENT OF THE PORTFOLIOS

INVESTMENT MANAGER
Each Portfolio’s Manager is AllianceBernstein L.P., 501 Commerce Street, Nashville, TN 37203. The Manager, which is a controlled indirect subsidiary of Equitable Holdings, Inc., is a leading global investment adviser supervising client accounts with assets as of September 30, 2022 totaling approximately $613 billion (of which over $118 billion represented assets of registered investment companies sponsored by the Manager). As of September 30, 2022, the Manager managed retirement assets for many of the largest public and private employee benefit plans (including 17 of the nation’s FORTUNE 100 companies), for public employee retirement funds in 33 of the 50 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 28 registered investment companies managed by the Manager, comprising approximately 92 separate investment portfolios, had as of September 30, 2022 approximately 2.8 million shareholder accounts.
The Manager provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each of the Portfolios paid the Manager, during its most recent fiscal year, a percentage of average net assets as follows:

Portfolio	Fee as a Percentage of Average Net Assets	Fiscal Year Ended
AB Emerging Markets Portfolio	0.95%	9/30/22
AB Intermediate New York Municipal Portfolio	0.41%	9/30/22
AB Intermediate California Municipal Portfolio	0.41%	9/30/22
AB Intermediate Diversified Municipal Portfolio	0.35%	9/30/22
AB Short Duration Portfolio	0.35%	9/30/22
AB Intermediate Duration Portfolio	0.44%	9/30/22
International Strategic Equities Portfolio	0.66%	9/30/22
International Small Cap Portfolio	1.00%	9/30/22
Small Cap Core Portfolio	0.80%	9/30/22
The Manager has contractually agreed to waive its management fees and/or to bear expenses of certain Portfolios of the Bernstein Fund through January 28, 2024, to the extent necessary to prevent total Portfolio operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, as follows:

Portfolio	Expense Limitation
International Small Cap Portfolio
Class Z	1.10%

Small Cap Core Portfolio
Class Z	1.05%
A discussion regarding the basis for the Board’s approval of each Portfolio’s investment advisory agreement is available in the Portfolio’s annual report to shareholders for the fiscal year ended September 30, 2022.
The Manager acts as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Manager may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolios. Certain other clients of the Manager have investment objectives and policies similar to those of a Portfolio. The Manager may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Manager to the accounts involved, including the Portfolios. When two or more of the clients of the Manager (including a Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions are averaged as to price. The shares are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the shares over time.
PORTFOLIO MANAGERS:
The day‑to‑day management of, and investment decisions for, the AB Emerging Markets Portfolio are made by the Emerging Markets Team, comprised of senior portfolio managers.
The following table lists the persons within the Emerging Markets Team with the most significant responsibility for the day‑to‑day management of the Portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Sergey Davalchenko; since 2022; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2018.

Stuart Rae; since January 2023; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a substantially similar capacity since prior to 2018.

Nelson Yu; since 2017; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2018. Chief Investment Officer—Investment Sciences and Insights since 2021 and Head—Blend Strategies since prior to 2018.
The day‑to‑day management of, and investment decisions for, the Fixed-Income Municipal Portfolios are made by the Municipal Bond Investment Team.
The following table lists the persons within the Municipal Bond Investment Team with the most significant responsibility for the day‑to‑day management of the Portfolios, the length of

93

time that each person has been jointly and primarily responsible for the Portfolios, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Daryl Clements; since 2022; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2018.

Terrance T. Hults; since 2002; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a similar capacity to his current position since prior to 2018. He is also Co‑Head—Municipal Portfolio Management.

Matthew J. Norton; since 2016; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a substantially similar capacity since prior to 2018. He is also Co‑Head—Municipal Portfolio Management.

Andrew D. Potter; since 2018; Vice President of the Manager	Vice President of the Manager, with which he has been associated since prior to 2018.
The day‑to‑day management of, and investment decisions for, the AB Short Duration Portfolio are made by the Manager’s U.S. Investment Grade: Liquid Markets Structured Products Investment Team.
The following table lists the persons within the U.S. Investment Grade: Liquid Markets Structured Products Investment Team with the most significant responsibility for the day‑to‑day management of the Portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Michael Canter; since 2016; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a substantially similar capacity to his current position since prior to 2018, and Director of Securitized Assets and U.S. Multi-Sector Fixed-Income.

Janaki Rao; since 2018; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a substantially similar capacity to his current position since prior to 2018.
The day‑to‑day management of, and investment decisions for, the AB Intermediate Duration Portfolio are made by the Manager’s U.S. Investment Grade: Core Fixed Income Team.
The following table lists the persons within the U.S. Investment Grade: Core Fixed Income Team with the most significant responsibility for the day‑to‑day management of the Portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Michael Canter; since 2016; Senior Vice President of the Manager	(See above)

Janaki Rao; since 2018; Senior Vice President of the Manager	(See above)
The day‑to‑day management of, and investment decisions for, the International Strategic Equities Portfolio are made by a team comprised of senior portfolio managers.
The following table lists the person with the most significant responsibility for the day‑to‑day management of the Portfolio, the length of time that the person has been primarily responsible for the Portfolio, and the person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Vivian Chen; since January 2023; Senior Vice President of the Manager	Senior Vice President of the Manager, with which she has been associated since prior to 2018.

Stuart Rae; since 2015; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a substantially similar capacity since prior to 2018.
The day‑to‑day management of, and investment decisions for, the International Small Cap Portfolio are made by a team comprised of senior portfolio managers.
The following table lists the persons with the most significant responsibility for the day‑to‑day management of the Portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Andrew Birse; since 2015; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a similar capacity since prior to 2018. He is also Chief Investment Officer of International Small Cap Equities since 2021.

Peter Chocian; since 2015; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a similar capacity since prior to 2018.

Nelson Yu; since 2016; Senior Vice President of the Manager	(See above)
The day‑to‑day management of, and investment decisions for, the Small Cap Core Portfolio are made by a team comprised of senior portfolio managers.
The following table lists the persons with the most significant responsibility for the day‑to‑day management of the Portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Serdar Kalaycioglu; since 2015; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a similar capacity since prior to 2018.

Samantha Lau; since 2015; Senior Vice President of the Manager	Senior Vice President of the Manager and Co‑Chief Investment Officer of U.S. Small/SMID Cap Growth Equities, with which she has been associated in a similar capacity since prior to 2018.

Erik A. Turenchalk; since 2020; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a similar capacity since prior to 2018.

94

The Portfolios’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Portfolios.
TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Portfolios. ABIS, an indirect wholly-owned subsidiary of the Manager, registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.
Many Portfolio shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. In those cases, the Portfolios often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. Financial intermediaries and recordkeepers, who may have affiliated financial intermediaries who sell shares of the AB Mutual Funds, may be paid by a Portfolio, the Manager, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub‑transfer agency, sub‑accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by the Portfolio pursuant to its Rule 12b‑1 plan. Amounts paid by a Portfolio for these services are included in “Other Expenses” under “Fees and Expenses of the Portfolio” in the Summary Information section of this Prospectus. In addition, the financial intermediaries may be affiliates of entities that receive compensation from the Manager or ABI for maintaining retirement plan “platforms” that facilitate trading by affiliated and non‑affiliated financial intermediaries and recordkeeping for retirement plans.
Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub‑transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.
For more information, please refer to the Portfolios’ SAI, call your financial advisor or visit our website at www.abfunds.com.

95

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Portfolio’s income dividends and capital gains distributions, if any, declared by a Portfolio on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Portfolio. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.
If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Portfolio without charge by returning to the Manager, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Portfolio.
While it is the intention of each Portfolio to distribute to its shareholders substantially all of each fiscal year’s net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Portfolio of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Portfolio will pay any dividends or realize any capital gains. The final determination of the amount of a Portfolio’s return of capital distributions for the period will be made after the end of each calendar year.
You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Portfolio, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Portfolio owned for more than one year and that are properly reported as capital gain dividends are taxable as long-term capital gains. Distributions of dividends to a Portfolio’s non‑corporate shareholders may be treated as “qualified dividend income,” which is taxed at reduced rates, if such distributions are derived from, and reported by a Portfolio as, “qualified dividend income” and provided that holding period and other requirements are met by both the shareholder and the Portfolio. “Qualified dividend income” generally is income derived from dividends from U.S. corporations and “qualified foreign corporations.” Other distributions by a Portfolio are generally taxable to you as ordinary income. For tax years beginning after December 31, 2017 and before January 1, 2026, a Portfolio may also report dividends eligible for a 20% “qualified business income” deduction for non‑corporate US shareholders to the extent the Portfolio’s income is derived from ordinary REIT dividends, reduced by allocable Portfolio expenses, provided that holding period and other requirements are met by both the shareholder and the Portfolio. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Portfolio will notify you as to how much of the Portfolio’s distributions, if any, qualify for these reduced tax rates.
Long-term capital gains are taxed at a maximum federal income tax rate of 15% or 20% for individuals, depending on whether their incomes exceed certain threshold amounts, which are adjusted annually for inflation, and short-term capital gains and other ordinary income are taxed at a maximum federal income tax rate of 37%. A 3.8 percent Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gains, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.
Investment income received by a Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Portfolio is liable for foreign income taxes withheld at the source, the Portfolio intends, if possible, to operate so as to meet the requirements of the Code to “pass through” to the Portfolio’s shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Portfolio will be able to do so. Furthermore, a shareholder’s ability to claim a foreign tax credit or deduction for foreign taxes paid by a Portfolio may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.
Under certain circumstances, if a Portfolio realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder’s basis in shares of the Portfolio. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.
For tax purposes, an exchange of Portfolio shares for shares in a different fund is treated as a sale of Portfolio shares.
The sale or exchange of Portfolio shares is a taxable transaction for federal income tax purposes.
As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute taxable ordinary income or loss, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to

96

the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that would otherwise constitute ordinary deductions but are allocable under the Code to exempt-interest dividends will not be allowed as a deduction but instead will reduce net tax‑exempt income.
This Prospectus summarizes only some of the tax implications you should consider when investing in a Portfolio. Each year shortly after December 31, each Portfolio will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.
A Portfolio may experience relatively large redemptions due to transactions in Portfolio shares by significant investors. If large shareholder redemptions occur, a Portfolio could be required to sell portfolio securities resulting in the Portfolio’s realization of net capital gains, which could be significant. Certain investment advisers, including an affiliate of the Manager, provide tax management services to their clients that invest in the Portfolios. As part of these services, those investment advisers conduct year‑end tax trading on behalf of their clients to offset capital gains taxes where possible, which may result in buying and selling shares in one or more of the Portfolios. These transactions could result in a Portfolio experiencing temporary asset inflows or outflows at year end. The Manager’s affiliate coordinates with the Manager to try to ensure that the implementation of its tax management strategies will not compromise the interests of any Portfolio or its shareholders, and the Manager considers that it has a fiduciary duty to both the Portfolios and its affiliate’s clients. The implementation of tax management strategies by such investment advisers may require a Portfolio to sell portfolio securities to satisfy redemption requests or increase asset allocations to cash or cash equivalents, which could result in the Portfolio’s realization of capital gains. If a significant amount of a Portfolio’s assets is allocated to cash or cash equivalents, it may be more difficult for the Portfolio to achieve its investment objective. Implementation of tax management strategies may also require a Portfolio to incur transaction costs, which will reduce its return.
Non‑U.S. Shareholders
A 30% withholding tax is currently imposed on dividends, interest and other income items paid to: (i) foreign financial institutions including non‑U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to: (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non‑compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Portfolios’ SAI for information on how you will be taxed as a result of holding shares in the Portfolios.
AB Fixed-Income Portfolios
Distributions to shareholders out of tax‑exempt interest income earned by an AB Fixed-Income Portfolio are not subject to federal income tax. Under current tax law, some individuals may be subject to the AMT on distributions to shareholders out of income from the AMT‑Subject bonds in which all AB Fixed-Income Portfolios invest. Distributions out of taxable interest, other investment income, and net realized short-term capital gains are taxable to shareholders as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains regardless of how long you have held your shares. Since an AB Fixed-Income Portfolio’s investment income is derived from interest rather than dividends, no portion of its distributions will be eligible for the dividends-received deduction available to corporations, and for non‑corporate shareholders no portion of such distributions will be treated as “qualified dividend income” taxable at the same potential tax rates applicable to long-term capital gains.
Interest on indebtedness incurred by shareholders to purchase or carry shares of an AB Fixed-Income Portfolio is not deductible for federal income tax purposes. Further, persons who are “substantial users” (or related persons) of facilities financed by AMT‑Subject bonds should consult their tax advisers before purchasing shares of an AB Fixed-Income Portfolio.
If you buy shares just before an AB Fixed-Income Portfolio deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a distribution, which may be taxable.
The AB Fixed-Income Portfolios that principally invest in municipal securities anticipate that substantially all of their dividends will be exempt from regular federal income taxes. Shareholders may be subject to state and local taxes on distributions from an AB Fixed-Income Portfolio, including distributions that are exempt from federal income taxes. The AB Fixed-Income Portfolios will report annually to shareholders the percentage and source of interest earned by an

97

AB Fixed-Income Portfolio that is exempt from federal income tax and, except in the case of the AB Intermediate Diversified Municipal Portfolio, relevant state and local personal income taxes.
Each investor should consult his or her own tax adviser to determine the tax status, with regard to his or her tax situation, of distributions from the AB Fixed-Income Portfolios.
State Portfolios
AB Intermediate California Municipal Portfolio. It is anticipated that substantially all of the dividends paid by these Portfolios will be exempt from California personal income tax. Dividends will be exempt from this tax to the extent derived from interest income from municipal securities issued by the State of California or its political subdivisions. Distributions of capital gains will be subject to California personal income tax. Distributions paid to corporate shareholders will be subject to the California corporate franchise tax but exempt from the California corporate income tax.
AB Intermediate New York Municipal Portfolio. It is anticipated that substantially all of the dividends paid by these Portfolios will be exempt from New York State and New York City personal and fiduciary income taxes. Distributions of capital gains will be subject to these taxes. Interest on indebtedness incurred to buy or carry shares of the Portfolios generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the New York State franchise tax and the New York City general corporation tax. The value of shares of the Portfolios will be included in computing investment capital or business capital (but not both) for purposes of the franchise tax.

98

GENERAL INFORMATION

Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Portfolios reserve the right to close an account that has remained below $1,000 for 90 days.
During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.
Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS’s toll-free number, 800‑221‑5672. Some services are described in the Mutual Fund Application.
Householding. Many shareholders of the AB Mutual Funds have family members living in the same home who also own shares of the same Portfolios. In order to reduce the amount of duplicative mail that is sent to homes with more than one Portfolio account and to reduce expenses of the Portfolios, all AB Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as “householding,” does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800‑221‑5672. We will resume separate mailings for your account within 30 days of your request.

99

GLOSSARY OF INVESTMENT TERMS

TYPES OF SECURITIES
AMT‑Subject bonds are municipal securities with interest that is an item of “tax preference” and thus subject to the AMT when received by a person in a tax year during which the person is subject to the AMT. These securities are primarily private activity bonds, including revenue bonds.
Bonds are interest-bearing or discounted securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.
Convertible securities are fixed-income securities that are convertible into common stock.
Depositary Receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts.
Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.
Fixed-income securities, such as bonds or notes, entitle the owner to receive a specified sum of money (interest) at set intervals as well as the principal amount of the security at its maturity.
Municipal securities are debt obligations issued by states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, duly constituted authorities and corporations. Municipal securities include municipal bonds, which are intended to meet longer-term capital needs and municipal notes, which are intended to fulfill short-term capital needs.
Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act of 1933, as amended.
U.S. government securities are securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities, or by certain government-sponsored entities (entities chartered by or sponsored by Act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes, and bonds) and certificates issued by the Government National Mortgage Association. U.S. government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.
RATING AGENCIES AND INDEXES
Bloomberg 5‑Year General Obligation Municipal Bond Index is an unmanaged index comprised of long-term, investment-grade tax‑exempt bonds with maturities ranging from four to six years.
Bloomberg 1‑10 Year Blend Index—The Bloomberg 1‑10 Year Blend Index is the 1‑10 Year Blend (1‑12) component of the Bloomberg Municipal Bond Index, which represents the performance of the long-term tax‑exempt bond market consisting of investment-grade bonds.
Bloomberg U.S. Aggregate Bond Index—The Bloomberg U.S. Aggregate Bond Index represents securities that are SEC‑registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.
Fitch is Fitch Ratings, Inc.
The ICE BofA 1‑3 Year Treasury Index is an unmanaged index consisting of all public U.S. Treasury obligations having maturities from 1 to 2.99 years and reflects total return. This unmanaged index does not reflect fees and expenses and is not available for direct investment.
Moody’s is Moody’s Investors Service, Inc.
MSCI ACWI ex USA Index—The MSCI ACWI ex USA Index measures the performance of the large- and mid‑cap market segment across 22 of 23 developed markets (excluding the U.S.) and 24 emerging market countries.
MSCI ACWI ex USA Small Cap Index—The MSCI ACWI ex USA Small Cap Index measures the performance of the small‑cap market segment across 22 of 23 developed markets (excluding the U.S.) and 24 emerging market countries.
MSCI Emerging Markets Index—The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.
Nationally Recognized Statistical Rating Organizations, or NRSROs, are credit rating agencies registered with the SEC. NRSROs assess the creditworthiness of an obligor as an entity or with respect to specific securities or money market instruments. A list of credit rating agencies currently registered as NRSROs can be found on the SEC’s website (http://www.sec.gov).

100

Russell 2000 Index measures the performance of the small‑cap segment of the U.S. equity universe.
S&P Global is S&P Global Ratings.
OTHER
1940 Act is the Investment Company Act of 1940, as amended.
AMT is the federal alternative minimum tax.
Code is the Internal Revenue Code of 1986, as amended.
SEC is the Securities and Exchange Commission.
Exchange is the New York Stock Exchange.
Net assets means the Portfolio’s net assets plus any borrowings for investment purposes.
Non‑U.S. company or non‑U.S. issuer is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

101

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single share of a class of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming investment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for each Portfolio, whose report, along with the Portfolio’s financial statements, is included in the Portfolio’s 2022 Annual Report, which is available upon request.
AB Emerging Markets Portfolio

	CLASS Z
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$33.50	$27.22	$26.08	$28.43	$31.32

Income From Investment Operations
Net investment income(a)(b)	0.45	0.59	0.39	0.57	0.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(9.11)	6.32	1.26	(0.93)	(2.92)
Contributions from affiliates(e)	0	0	0.00 (c)	0.00 (c)	0.00	(c)

Total from investment operations	(8.66)	6.91	1.65	(0.36)	(2.55)

Less: Dividends and Distributions
Dividends from net investment income	(0.75)	(0.63)	(0.51)	(0.40)	(0.27)
Distributions from net realized gain on investment transactions	(2.28)	0	0	(1.59)	(0.07)

Total dividends and distributions	(3.03)	(0.63)	(0.51)	(1.99)	(0.34)

Net asset value, end of period	$21.81	$33.50	$27.22	$26.08	$28.43

Total Return
Total investment return based on net asset value(d)(e)	(28.43)%	25.56%	6.33%	(0.66)%	(8.26	)%(f)

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$152,537	$219,793	$181,910	$176,887	$177,907
Average net assets (000 omitted)	$198,222	$220,989	$178,143	$175,583	$189,542
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.03%	1.03%	1.04%	1.04%	1.07%
Expenses, before waivers/reimbursements	1.04%	1.03%	1.04%	1.04%	1.08%
Net investment income(b)	1.57%	1.76%	1.50%	2.21%	1.16%
Portfolio turnover rate	57%	68%	85%	92%	65%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived by the Adviser.

(c)	Amount is less than $.005.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)
Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Emerging Markets Portfolio for the years ended September 30, 2022, September 30, 2020, and September 30, 2018 by 0.07%, 0.32% and 0.03%, respectively.

(f)
The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

102

AB Intermediate New York Municipal Portfolio

	CLASS A
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.25	$14.03	$14.17	$13.68	$14.07

Income From Investment Operations
Net investment income(a)	0.23	0.24	0.28	0.29	0.28
Net realized and unrealized gain (loss) on investment transactions	(1.37)	0.22	(0.14)	0.49	(0.39)

Total from investment operations	(1.14)	0.46	0.14	0.78	(0.11)

Less: Dividends
Dividends from net investment income	(0.23)	(0.24)	(0.28)	(0.29)	(0.28)

Net asset value, end of period	$12.88	$14.25	$14.03	$14.17	$13.68

Total Return
Total investment return based on net asset value(b)	(8.07)%	3.26%	1.03%	5.74%	(0.77)%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$96,286	$116,552	$117,874	$119,718	$121,201
Average net assets (000 omitted)	$105,328	$117,041	$119,315	$121,023	$130,420
Ratio to average net assets of:
Expenses	0.73%	0.73%	0.72%	0.74%	0.73%
Net investment income	1.71%	1.67%	1.98%	2.06%	2.03%
Portfolio turnover rate	14%	18%	18%	18%	23%

	CLASS C
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.25	$14.03	$14.17	$13.68	$14.07

Income From Investment Operations
Net investment income(a)	0.13	0.13	0.17	0.18	0.18
Net realized and unrealized gain (loss) on investment transactions	(1.37)	0.22	(0.13)	0.49	(0.39)

Total from investment operations	(1.24)	0.35	0.04	0.67	(0.21)

Less: Dividends
Dividends from net investment income	(0.13)	(0.13)	(0.18)	(0.18)	(0.18)

Net asset value, end of period	$12.88	$14.25	$14.03	$14.17	$13.68

Total Return
Total investment return based on net asset value(b)	(8.76)%	2.47%	0.27%	4.95%	(1.50)%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$5,515	$8,982	$19,813	$27,143	$33,716
Average net assets (000 omitted)	$7,393	$15,076	$23,921	$29,799	$38,176
Ratio to average net assets of:
Expenses	1.48%	1.48%	1.48%	1.49%	1.48%
Net investment income	0.95%	0.93%	1.23%	1.31%	1.28%
Portfolio turnover rate	14%	18%	18%	18%	23%
See Footnote Summary on Page 104.

103

	ADVISOR CLASS
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.24	$14.03	$14.17	$13.68	$14.07

Income From Investment Operations
Net investment income(a)	0.27	0.27	0.31	0.32	0.32
Net realized and unrealized loss on investment transactions	(1.36)	0.21	(0.13)	0.49	(0.39)

Total from investment operations	(1.09)	0.48	0.18	0.81	(0.07)

Less: Dividends
Dividends from net investment income	(0.27)	(0.27)	(0.32)	(0.32)	(0.32)

Net asset value, end of period	$12.88	$14.24	$14.03	$14.17	$13.68

Total Return
Total investment return based on net asset value(b)	(7.77)%	3.44%	1.28%	6.00%	(0.51)%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$61,511	$67,388	$64,546	$57,173	$37,003
Average net assets (000 omitted)	$64,326	$62,323	$63,077	$45,530	$32,710
Ratio to average net assets of:
Expenses	0.48%	0.48%	0.47%	0.49%	0.48%
Net investment income	1.96%	1.91%	2.22%	2.30%	2.28%
Portfolio turnover rate	14%	18%	18%	18%	23%
See Footnote Summary on Page 108.

104

AB Intermediate California Municipal Portfolio

	CLASS A
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.60	$14.52	$14.44	$13.99	$14.33

Income From Investment Operations
Net investment income(a)	0.22	0.22	0.26	0.28	0.28
Net realized and unrealized gain (loss) on investment transactions	(1.33)	0.07	0.08	0.46	(0.34)

Total from investment operations	(1.11)	0.29	0.34	0.74	(0.06)

Less: Dividends
Dividends from net investment income	(0.21)	(0.21)	(0.26)	(0.29)	(0.28)

Net asset value, end of period	$13.28	$14.60	$14.52	$14.44	$13.99

Total Return
Total investment return based on net asset value(b)	(7.63)%	2.03%	2.39%	5.30%	(0.33)%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$57,141	$76,220	$82,318	$73,875	$77,469
Average net assets (000 omitted)	$64,530	$83,485	$79,385	$66,990	$85,754
Ratio to average net assets of:
Expenses	0.73%	0.73%	0.73%	0.73%	0.75%
Net investment income	1.57%	1.48%	1.79%	1.98%	1.98%
Portfolio turnover rate	23%	27%	16%	24%	38%

	CLASS C
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.59	$14.52	$14.44	$13.98	$14.32

Income From Investment Operations
Net investment income(a)	0.12	0.11	0.15	0.18	0.17
Net realized and unrealized gain (loss) on investment transactions	(1.32)	0.06	0.08	0.46	(0.33)

Total from investment operations	(1.20)	0.17	0.23	0.64	(0.16)

Less: Dividends
Dividends from net investment income	(0.11)	(0.10)	(0.15)	(0.18)	(0.18)

Net asset value, end of period	$13.28	$14.59	$14.52	$14.44	$13.98

Total Return
Total investment return based on net asset value(b)	(8.26)%	1.19%	1.62%	4.59%	(1.15)%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$3,652	$4,828	$6,586	$10,910	$11,886
Average net assets (000 omitted)	$4,376	$5,934	$9,405	$11,297	$14,022
Ratio to average net assets of:
Expenses	1.49%	1.48%	1.48%	1.49%	1.50%
Net investment income	0.82%	0.73%	1.05%	1.24%	1.23%
Portfolio turnover rate	23%	27%	16%	24%	38%
See Footnote Summary on Page 108.

105

	ADVISOR CLASS
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.60	$14.52	$14.44	$13.99	$14.32

Income From Investment Operations
Net investment income(a)	0.26	0.25	0.29	0.31	0.32
Net realized and unrealized gain (loss) on investment transactions	(1.33)	0.08	0.08	0.46	(0.33)

Total from investment operations	(1.07)	0.33	0.37	0.77	(0.01)

Less: Dividends
Dividends from net investment income	(0.25)	(0.25)	(0.29)	(0.32)	(0.32)

Net asset value, end of period	$13.28	$14.60	$14.52	$14.44	$13.99

Total Return
Total investment return based on net asset value(b)	(7.40)%	2.28%	2.65%	5.56%	(0.08)%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$102,466	$82,692	$60,140	$38,534	$21,792
Average net assets (000 omitted)	$85,505	$70,376	$46,691	$27,392	$17,250
Ratio to average net assets of:
Expenses	0.48%	0.48%	0.49%	0.48%	0.50%
Net investment income	1.86%	1.71%	2.03%	2.21%	2.24%
Portfolio turnover rate	23%	27%	16%	24%	38%
See Footnote Summary on Page 108.

106

AB Intermediate Diversified Municipal Portfolio

	CLASS A
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.81	$14.68	$14.58	$14.06	$14.44

Income From Investment Operations
Net investment income(a)	0.25	0.25	0.30	0.31	0.27
Net realized and unrealized gain (loss) on investment transactions	(1.43)	0.13	0.10	0.53	(0.38)

Total from investment operations	(1.18)	0.38	0.40	0.84	(0.11)

Less: Dividends
Dividends from net investment income	(0.25)	(0.25)	(0.30)	(0.32)	(0.27)

Net asset value, end of period	$13.38	$14.81	$14.68	$14.58	$14.06

Total Return
Total investment return based on net asset value(b)	(8.06)%	2.59%	2.78%	5.99%	(0.73)%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$261,936	$349,953	$271,074	$233,833	$225,477
Average net assets (000 omitted)	$303,281	$319,098	$248,192	$221,783	$286,472
Ratio to average net assets of:
Expenses	0.65%	0.66%	0.67%	0.66%	0.73%
Net investment income	1.77%	1.69%	2.04%	2.18%	1.92%
Portfolio turnover rate	15%	22%	20%	22%	23%

	CLASS C
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.81	$14.68	$14.57	$14.05	$14.44

Income From Investment Operations
Net investment income(a)	0.15	0.14	0.19	0.20	0.17
Net realized and unrealized gain (loss) on investment transactions	(1.45)	0.13	0.11	0.53	(0.39)

Total from investment operations	(1.30)	0.27	0.30	0.73	(0.22)

Less: Dividends
Dividends from net investment income	(0.14)	(0.14)	(0.19)	(0.21)	(0.17)

Net asset value, end of period	$13.37	$14.81	$14.68	$14.57	$14.05

Total Return
Total investment return based on net asset value(b)	(8.81)%	1.82%	2.07%	5.20%	(1.54)%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$13,576	$18,542	$34,743	$42,152	$56,339
Average net assets (000 omitted)	$15,772	$28,338	$39,529	$50,386	$64,699
Ratio to average net assets of:
Expenses	1.40%	1.41%	1.43%	1.43%	1.48%
Net investment income	1.02%	0.96%	1.30%	1.42%	1.17%
Portfolio turnover rate	15%	22%	20%	22%	23%
See Footnote Summary on Page 108.

107

	ADVISOR CLASS
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.79	$14.66	$14.55	$14.04	$14.42

Income From Investment Operations
Net investment income(a)	0.29	0.29	0.33	0.34	0.31
Net realized and unrealized gain (loss) on investment transactions	(1.44)	0.13	0.11	0.52	(0.38)

Total from investment operations	(1.15)	0.42	0.44	0.86	(0.07)

Less: Dividends
Dividends from net investment income	(0.28)	(0.29)	(0.33)	(0.35)	(0.31)

Net asset value, end of period	$13.36	$14.79	$14.66	$14.55	$14.04

Total Return
Total investment return based on net asset value(b)	(7.84)%	2.85%	3.11%	6.20%	(0.48)%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$477,015	$456,386	$377,082	$278,371	$761,637
Average net assets (000 omitted)	$467,739	$419,891	$332,267	$306,629	$1,161,023
Ratio to average net assets of:
Expenses	0.40%	0.41%	0.43%	0.43%	0.48%
Net investment income	2.04%	1.94%	2.29%	2.40%	2.17%
Portfolio turnover rate	15%	22%	20%	22%	23%

	CLASS Z
	Year Ended September 30,				July 2, 2018(c) to September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.81	$14.68	$14.58	$14.06	$14.15

Income From Investment Operations
Net investment income(a)	0.29	0.29	0.34	0.35	0.08
Net realized and unrealized gain (loss) on investment transactions	(1.44)	0.13	0.10	0.53	(0.10)

Total from investment operations	(1.15)	0.42	0.44	0.88	(0.02)

Less: Dividends
Dividends from net investment income	(0.28)	(0.29)	(0.34)	(0.36)	(0.07)

Net asset value, end of period	$13.38	$14.81	$14.68	$14.58	$14.06

Total Return
Total investment return based on net asset value(b)	(7.81)%	2.87%	3.08%	6.29%	(0.06)%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$470,829	$505,365	$509,910	$844,127	$472,528
Average net assets (000 omitted)	$500,681	$485,522	$590,892	$776,520	$258,733
Ratio to average net assets of:
Expenses	0.39%	0.38%	0.39%	0.38%	0.40	%(d)(e)
Net investment income	2.05%	1.97%	2.34%	2.47%	2.49	%(d)(e)
Portfolio turnover rate	15%	22%	20%	22%	23%

(a)	Based on average shares outstanding.

(b)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Commencement of distributions.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Annualized.

108

AB Intermediate Duration Portfolio

	CLASS A
	Year Ended September 30,				July 23, 2019(a) to September 30,
	2022	2021		2020	2019
Net asset value, beginning of period	$13.50	$14.03		$13.55	$13.36

Income From Investment Operations
Net investment income(b)	0.16	0.18	(c)	0.15	0.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.22)	(0.29)		0.52	0.18

Total from investment operations	(2.06)	(0.11)		0.67	0.22

Less: Dividends and Distributions
Dividends from net investment income	(0.17)	(0.18)		(0.19)	(0.03)
Distributions from net realized gain on investment transactions	(0.13)	(0.24)		0	0

Total dividends and distributions	(0.30)	(0.42)		(0.19)	(0.03)

Net asset value, end of period	$11.14	$13.50		$14.03	$13.55

Total Return
Total investment return based on net asset value(d)	(15.54)%	(0.86)%		5.08%	1.71%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$572	$1,741		$693	$10
Average net assets (000 omitted)	$746	$1,438		$170	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90%	1.03%		1.82%	2.00	%(e)
Expenses, before waivers/reimbursements	5.51%	3.95%		1.82%	2.00	%(e)
Net investment income	1.26%	1.29	%(c)	1.11%	1.34	%(e)
Portfolio turnover rate(f)	122%	123%		72%	62%

	ADVISOR CLASS
	Year Ended September 30,				July 23, 2019(a) to September 30,
	2022	2021		2020	2019
Net asset value, beginning of period	$13.49	$14.03		$13.55	$13.36

Income From Investment Operations
Net investment income(b)	0.20	0.21	(c)	0.20	0.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.23)	(0.29)		0.51	0.19

Total from investment operations	(2.03)	(0.08)		0.71	0.23

Less: Dividends and Distributions
Dividends from net investment income	(0.20)	(0.22)		(0.23)	(0.04)
Distributions from net realized gain on investment transactions	(0.13)	(0.24)		0	0

Total dividends and distributions	(0.33)	(0.46)		(0.23)%	(0.04)%

Net asset value, end of period	$11.13	$13.49		$14.03	$13.55

Total Return
Total investment return based on net asset value(d)	(15.33)%	(0.62)%		5.28%	1.76%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$9	$11		$11	$10
Average net assets (000 omitted)	$11	$11		$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.66%	0.86%		1.64%	1.75	%(e)
Expenses, before waivers/reimbursements	5.53%	3.36%		1.64%	1.75	%(e)
Net investment income	1.60%	1.51	%(c)	1.47%	1.64	%(e)
Portfolio turnover rate(f)	122%	123%		72%	62%
See Footnote Summary on Page 111.

109

	CLASS Z
	Year Ended September 30,					July 23, 2019(a) to September 30,
	2022		2021		2020	2019
Net asset value, beginning of period	$13.49		$14.03		$13.55	$13.36

Income From Investment Operations
Net investment income(b)	0.21		0.24	(c)	0.31	0.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.23)		(0.29)		0.51	0.18

Total from investment operations	(2.02)		(0.05)		0.82	0.25

Less: Dividends and Distributions
Dividends from net investment income	(0.21)		(0.25)		(0.34)	(0.06)
Distributions from net realized gain on investment transactions	(0.13)		(0.24)		0	0

Total dividends and distributions	(0.34)		(0.49)		(0.34)	(0.06)

Net asset value, end of period	$11.13		$13.49		$14.03	$13.55

Total Return
Total investment return based on net asset value(d)	(15.26	)%(g)	(.40)%		6.16%	1.95%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$8		$10		$10	$10
Average net assets (000 omitted)	$9		$10		$10	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.57%		0.63%		0.82%	0.77	%(e)
Expenses, before waivers/reimbursements	3.01%		1.87%		0.82%	0.77	%(e)
Net investment income	1.69%		1.74	%(c)	2.30%	2.62	%(e)
Portfolio turnover rate(f)	122%		123%		72%	62%
See Footnote Summary on Page 111.

110

AB Short Duration Portfolio

	CLASS A
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.68	$11.79	$11.74	$11.54	$11.69

Income From Investment Operations
Net investment income(b)(c)	0.03	0.05	0.11	0.18	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.68)	(0.11)	0.07	0.22	(0.14)

Total from investment operations	(0.65)	(0.06)	0.18	0.40	(0.03)

Less: Dividends
Dividends from net investment income	(0.02)	(0.05)	(0.13)	(0.20)	(0.12)

Net asset value, end of period	$11.01	$11.68	$11.79	$11.74	$11.54

Total Return
Total investment return based on net asset value(d)	(5.49)%	(0.53)%	1.53%	3.44%	(0.24)%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$14,182	$15,784	$17,874	$20,462	$25,222
Average net assets (000 omitted)	$15,597	$17,123	$17,732	$23,973	$23,170
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.86%	1.00%	1.07%	0.97%	1.01%
Expenses, before waivers/reimbursements	0.97%	1.00%	1.07%	0.97%	1.01%
Net investment income(c)	0.25%	0.40%	0.97%	1.50%	0.93%
Portfolio turnover rate	48%	75%	50%	39%	85%

	CLASS C
	Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.65	$11.76	$11.72	$11.52	$11.67

Income From Investment Operations
Net investment income(b)(c)	0.02	0.03	0.09	0.15	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.66)	(0.11)	0.05	0.22	(0.14)

Total from investment operations	(0.64)	(0.08)	0.14	0.37	(0.06)

Less: Dividends
Dividends from net investment income	(0.02)	(0.03)	(0.10)	(0.17)	(0.09)

Net asset value, end of period	$10.99	$11.65	$11.76	$11.72	$11.52

Total Return
Total investment return based on net asset value(d)	(5.49)%	(0.79)%	1.32%	3.24%	(0.44)%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,293	$1,032	$2,976	$2,304	$2,976
Average net assets (000 omitted)	$975	$2,064	$2,214	$2,573	$3,778
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.92%	1.21%	1.28%	1.18%	1.22%
Expenses, before waivers/reimbursements	1.72%	1.76%	1.83%	1.73%	1.77%
Net investment income(c)	0.22%	0.26%	0.74%	1.29%	0.67%
Portfolio turnover rate	48%	75%	50%	39%	85%

(a)	Commencement of distributions.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived by the Adviser.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized

(f)	The portfolio accounts for dollar roll transactions as purchases and sales.

(g)
The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

111

International Strategic Equities Portfolio

	CLASS Z Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.78	$11.63	$11.64	$12.51	$12.73

Income from investment operations
Investment income, net(a)(b)	0.37	0.30	0.19	0.26	0.25
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(3.74)	2.02	0.05	(0.79)	(0.10)

Total from investment operations	(3.37)	2.32	0.24	(0.53)	0.15

Less dividends and distributions:
Dividends from net investment income	(0.33)	(0.17)	(0.25)	(0.21)	(0.11)
Distributions from net realized gain on investment transactions	(0.46)	0	0	(0.13)	(0.26)

Total dividends and distributions	(0.79)	(0.17)	(0.25)	(0.34)	(0.37)

Net asset value, end of period	$9.62	$13.78	$11.63	$11.64	$12.51

Total return(d)	(26.01)%	20.07%	2.02%	(4.02)%	1.18%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,331,970	$2,100,301	$1,349,824	$1,359,213	$1,420,930
Average net assets (000 omitted)	$1,811,737	$2,067,177	$1,331,995	$1,331,620	$1,390,312
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.71%	0.71%	0.76%	0.76%	0.79%
Expenses, before waivers/reimbursements	0.71%	0.71%	0.76%	0.76%	0.80%
Net investment income(b)	3.03%	2.26%	1.65%	2.31%	1.91%
Portfolio turnover rate	73%	86%	63%	63%	69%
See Footnote Summary on page 114.

112

International Small Cap Portfolio

	CLASS Z Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.41	$10.42	$10.43	$12.43	$12.72

Income from investment operations
Investment income, net(a)(b)	0.24	0.15	0.13	0.18	0.18
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(4.22)	2.98	0.08	(1.20)	0.02

Total from investment operations	(3.98)	3.13	0.21	(1.02)	0.20

Less dividends and distributions:
Dividends from net investment income	(0.27)	(0.14)	(0.22)	(0.22)	(0.17)
Distributions from net realized gain on investment transactions	(0.23)	0	0	(0.76)	(0.32)

Total dividends and distributions	(0.50)	(0.14)	(0.22)	(0.98)	(0.49)

Net asset value, end of period	$8.93	$13.41	$10.42	$10.43	$12.43

Total return(d)	(30.81)%	30.22%	1.91%	(7.70)%	1.54%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$300,821	$502,324	$398,208	$400,566	$427,851
Average net assets (000 omitted)	$418,569	$478,856	$388,053	$396,772	$424,411
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.07%	1.07%	1.08%	1.10%	1.10%
Expenses, before waivers/reimbursements	1.07%	1.07%	1.08%	1.10%	1.10%
Net investment income(b)	2.03%	1.22%	1.29%	1.75%	1.36%
Portfolio turnover rate	50%	48%	58%	46%	81%
See Footnote Summary on page 114.

113

Small Cap Core Portfolio

	CLASS Z Year Ended September 30,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$15.31	$10.42	$10.82	$12.96	$12.24

Income from investment operations
Investment income, net(a)(b)	0.05	0.01	0.05	0.05	0.03
Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(3.03)	4.95	(0.39)	(1.37)	1.44
Contributions from affiliates	0.00 (c)	0	0	0	0

Total from investment operations	(2.98)	4.96	(0.34)	(1.32)	1.47

Less dividends and distributions:
Dividends from net investment income	(0.02)	(0.07)	(0.06)	(0.03)	(0.04)
Distributions from net realized gain on investment transactions	(0.89)	0	0	(0.79)	(0.71)

Total dividends and distributions	(0.91)	(0.07)	(0.06)	(0.82)	(0.75)

Net asset value, end of period	$11.42	$15.31	$10.42	$10.82	$12.96

Total return(d)(e)	(20.95)%	47.70%	(3.23)%	(9.80)%	12.69%

Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$111,941	$164,837	$116,488	$192,161	$211,869
Average net assets (000 omitted)	$144,065	$155,037	$182,516	$190,252	$193,253
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.87%	0.87%	0.87%	0.87%	0.86%
Expenses, before waivers/reimbursements	0.87%	0.87%	0.87%	0.87%	0.86%
Net investment income(b)	0.39%	0.10%	0.46%	0.46%	0.25%
Portfolio turnover rate	34%	40%	88%	61%	102%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived by the Adviser.

(c)	Amount is less than $.005.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)
Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Small Cap Core Portfolio for the year ended September 30, 2021 by 0.01%.

114

APPENDIX A

Hypothetical Investment and Expense Information: Portfolios of Sanford C. Bernstein Fund, Inc.

The following supplemental hypothetical investment information provides additional information calculated and presented in a manner different from expense information found under “Fees and Expenses of the Portfolios” in this Prospectus about the effect of a Portfolio’s expenses, including investment advisory fees and other Portfolio costs, on the Portfolio’s returns over a 10‑year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A (Class Z in the case of the AB Emerging Markets Portfolio, International Strategic Equities Portfolio, International Small Cap Portfolio and Small Cap Core Portfolio) shares of the Portfolio assuming a 5% return each year, including an initial sales charge of 4.25% for the AB Intermediate Duration Portfolio; an initial sales charge of 2.25% for the AB Short Duration Portfolio; and an initial sales charge of 3.00% for the AB Fixed-Income Municipal Portfolios. AB Emerging Markets Portfolio, International Strategic Equities Portfolio, International Small Cap Portfolio and Small Cap Core Portfolio do not have an initial sales charge. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10‑year period. The expense ratio reflects the Portfolio’s operating expenses as reflected under “Fees and Expenses of the Portfolios.” Additional information concerning the fees and expenses incurred by the Portfolios may be found at FINRA’s Fund Analyzer web page (available at https://tools.finra.org/fund_analyzer/).
AB Emerging Markets Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$108.15	$10,391.85
2	10,391.85	519.59	10,911.44	113.48	10,797.96
3	10,797.96	539.90	11,337.86	117.91	11,219.95
4	11,219.95	561.00	11,780.95	122.52	11,658.43
5	11,658.43	582.92	12,241.35	127.31	12,114.04
6	12,114.04	605.70	12,719.74	132.29	12,587.45
7	12,587.45	629.37	13,216.82	137.45	13,079.37
8	13,079.37	653.97	13,733.34	142.83	13,590.51
9	13,590.51	679.53	14,270.04	148.41	14,121.63
10	14,121.63	706.08	14,827.71	154.21	14,673.50
Total		$5,978.06		$1,304.56
AB Intermediate New York Municipal Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$485.00	$10,185.00	$374.35	$10,110.65
2	10,110.65	505.53	10,616.18	77.50	10,538.68
3	10,538.68	526.93	11,065.61	80.78	10,984.83
4	10,984.83	549.24	11,534.07	84.20	11,449.87
5	11,449.87	572.49	12,022.36	87.76	11,934.60
6	11,934.60	596.73	12,531.33	91.48	12,439.85
7	12,439.85	621.99	13,061.84	95.35	12,966.49
8	12,966.49	648.32	13,614.81	99.39	13,515.42
9	13,515.42	675.77	14,191.19	103.60	14,087.59
10	14,087.59	704.38	14,791.97	107.98	14,683.99
Total		$5,886.38		$1,202.39

A-1

AB Intermediate California Municipal Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$515.48	$9,963.27
2	9,963.27	498.16	10,461.43	576.42	9,885.01
3	9,885.01	494.25	10,379.26	571.90	9,807.36
4	9,807.36	490.37	10,297.73	567.40	9,730.33
5	9,730.33	486.52	10,216.85	562.95	9,653.90
6	9,653.90	482.70	10,136.60	558.53	9,578.07
7	9,578.07	478.90	10,056.97	554.14	9,502.83
8	9,502.83	475.14	9,977.97	549.79	9,428.18
9	9,428.18	471.41	9,899.59	545.47	9,354.12
10	9,354.12	467.71	9,821.83	541.18	9,280.65
Total		$4,823.91		$5,543.26
AB Intermediate Diversified Municipal Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$485.00	$10,185.00	$366.20	$10,118.80
2	10,118.80	505.94	10,624.74	69.06	10,555.68
3	10,555.68	527.78	11,083.46	72.04	11,011.42
4	11,011.42	550.57	11,561.99	75.15	11,486.84
5	11,486.84	574.34	12,061.18	78.40	11,982.78
6	11,982.78	599.14	12,581.92	81.78	12,500.14
7	12,500.14	625.01	13,125.15	85.31	13,039.84
8	13,039.84	651.99	13,691.83	89.00	13,602.83
9	13,602.83	680.14	14,282.97	92.84	14,190.13
10	14,190.13	709.51	14,899.64	96.85	14,802.79
Total		$5,909.42		$1,106.63
AB Short Duration Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$488.75	$10,263.75	$324.56	$10,164.19
2	10,164.19	508.21	10,672.40	103.52	10,568.88
3	10,568.88	528.44	11,097.32	107.64	10,989.68
4	10,989.68	549.48	11,539.16	111.93	11,427.23
5	11,427.23	571.36	11,998.59	116.39	11,882.20
6	11,882.20	594.11	12,476.31	121.02	12,355.29
7	12,355.29	617.76	12,973.05	125.84	12,847.21
8	12,847.21	642.36	13,489.57	130.85	13,358.72
9	13,358.72	667.94	14,026.66	136.06	13,890.60
10	13,890.60	694.53	14,585.13	141.48	14,443.65
Total		$5,862.94		$1,419.29
AB Intermediate Duration Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$478.75	$10,053.75	$515.48	$9,963.27
2	9,963.27	498.16	10,461.43	576.42	9,885.01
3	9,885.01	494.25	10,379.26	571.90	9,807.36
4	9,807.36	490.37	10,297.73	567.40	9,730.33
5	9,730.33	486.52	10,216.85	562.95	9,653.90
6	9,653.90	482.70	10,136.60	558.53	9,578.07
7	9,578.07	478.90	10,056.97	554.14	9,502.83
8	9,502.83	475.14	9,977.97	549.79	9,428.18
9	9,428.18	471.41	9,899.59	545.47	9,354.12
10	9,354.12	467.71	9,821.83	541.18	9,280.65
Total		$4,823.91		$5,543.26

A-2

International Strategic Equities Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$74.55	$10,425.45
2	10,425.45	521.27	10,946.72	77.72	10,869.00
3	10,869.00	543.45	11,412.45	81.03	11,331.42
4	11,331.42	566.57	11,897.99	84.48	11,813.51
5	11,813.51	590.68	12,404.19	88.07	12,316.12
6	12,316.12	615.81	12,931.93	91.82	12,840.11
7	12,840.11	642.01	13,482.12	95.72	13,386.40
8	13,386.40	669.32	14,055.72	99.80	13,955.92
9	13,955.92	697.80	14,653.72	104.04	14,549.68
10	14,549.68	727.48	15,277.16	108.47	15,168.69
Total		$6,074.39		$905.70
International Small Cap Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$112.35	$10,387.65
2	10,387.65	519.38	10,907.03	116.71	10,790.32
3	10,790.32	539.52	11,329.84	121.23	11,208.61
4	11,208.61	560.43	11,769.04	125.93	11,643.11
5	11,643.11	582.16	12,225.27	130.81	12,094.46
6	12,094.46	604.72	12,699.18	135.88	12,563.30
7	12,563.30	628.17	13,191.47	141.15	13,050.32
8	13,050.32	652.52	13,702.84	146.62	13,556.22
9	13,556.22	677.81	14,234.03	152.30	14,081.73
10	14,081.73	704.09	14,785.82	158.21	14,627.61
Total		$5,968.80		$1,341.19
Small Cap Core Portfolio

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$91.35	$10,408.65
2	10,408.65	520.43	10,929.08	95.08	10,834.00
3	10,834.00	541.70	11,375.70	98.97	11,276.73
4	11,276.73	563.84	11,840.57	103.01	11,737.56
5	11,737.56	586.88	12,324.44	107.22	12,217.22
6	12,217.22	610.86	12,828.08	111.60	12,716.48
7	12,716.48	635.82	13,352.30	116.17	13,236.13
8	13,236.13	661.81	13,897.94	120.91	13,777.03
9	13,777.03	688.85	14,465.88	125.85	14,340.03
10	14,340.03	717.00	15,057.03	131.00	14,926.03
Total		$6,027.19		$1,101.16

A-3

APPENDIX B—FINANCIAL INTERMEDIARY WAIVERS

NOTE: Terms used by a financial intermediary in this Appendix do not necessarily have the same legal meaning as the same or similar terms used elsewhere in the Prospectus.
Waivers Specific to Merrill Lynch

Shareholders purchasing Portfolio shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Portfolios’ SAI:
Front‑end Sales Load Waivers on Class A Shares available at Merrill Lynch

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by a 529 Plan (does not include 529 Plan units or 529‑specific share classes or equivalents)

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non‑advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Shares purchased by third-party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e. level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

•
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Classes A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the SCB Fund’s and the Bernstein Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts that are exchanged for a lower cost share class due to transfer to a fee‑based account or platforms

•
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non‑advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front‑end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus

•
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13‑month period of time (if applicable)
Waivers Specific to Morgan Stanley

Effective July 1, 2018, shareholders purchasing Portfolio shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front‑end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or the Portfolios’ SAI.

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front‑end or deferred sales charge

Waivers Specific to Ameriprise Financial

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front‑end sales charge waivers, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI:

•
Employer-sponsored retirement plans (e.g.,401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family)

•
Shares exchanged from Class C shares of the same fund in the month of or following the 7‑year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members

•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step‑son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (i.e. Rights of Reinstatement)

In addition, shareholders purchasing Fund shares that are available through an Ameriprise Financial Advisory account are eligible for front‑end sales charge waivers, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI charge waivers, which may differ from those disclosed elsewhere in this prospectus or the Portfolios’ SAI.
Waivers Specific to Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each Entity’s Affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing Portfolio shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Portfolio’s prospectus or SAI.
Front‑end Sales Load Waivers on Class A Shares Available at Raymond James

•	Shares purchased in an investment advisory program

•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James

•
Shares purchased from the proceeds of redemptions within the same fund family, provided that (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Reinstatement)

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James

CDSC Waivers on Classes A and C Shares available at Raymond James

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Portfolio’s prospectus

•	Return of excess contributions from an IRA Account

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Portfolio’s prospectus

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James

•	Shares acquired through a right of reinstatement
Front‑end Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent

•	Breakpoints as described in this prospectus

•
Rights of accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

Waivers Specific to Janney Montgomery Scott LLC (“Janney”)

Effective May 1, 2020, if you purchase Portfolio shares through a Janney brokerage account, you will be eligible for the following load waivers (front‑end sales charge waivers and contingent deferred sales charge (“CDSC”), or back‑end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in Portfolio’s prospectus or SAI.

Front‑end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (i.e., right of reinstatement)

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans

•	Shares acquired through a right of reinstatement

•	Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures
CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Portfolio’s prospectus

•	Shares purchased in connection with a return of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching the required age based on applicable rules

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney

•	Shares acquired through a right of reinstatement

•	Shares exchanged into the same share class of a different fund
Front‑end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the Portfolio’s prospectus

•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets

*	Also, referred to as an “initial sales charge”
Waivers Specific to Oppenheimer & Co. Inc. (“OPCO”)

Effective May 1, 2020, shareholders purchasing Portfolio shares through an OPCO platform or account are eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Portfolio’s prospectus or SAI.
Front‑end Sales Load Waivers on Class A Shares Available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through an OPCO affiliated investment advisory program

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Reinstatement)

•
A shareholder in the Portfolio’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Portfolio if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•	Employees and registered representatives of OPCO or its affiliates and their family members

•	Directors or Trustees of the SCB Fund and the Bernstein Fund, and employees of the SCB Fund’s and the Bernstein Fund’s investment adviser or any of its affiliates, as described in the prospectus
CDSC Waivers on Class A and C Shares Available at OPCO

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Portfolio’s prospectus

•	Return of excess contributions from an IRA Account

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•	Shares acquired through a right of reinstatement
Front‑end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in the prospectus

•
ROA which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Waivers Specific to Edward D. Jones & Co. (“Edward Jones”)

Effective on or after June 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing Fund shares on the Edward Jones commission and fee‑based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the Fund’s Prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of AB Mutual Funds or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of AB Mutual Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost or market value (current shares x NAV).
Letter of Intent (“LOI”)

•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13‑month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13‑month period to calculate the front‑end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13‑month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:

•
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee‑based program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

•	Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met:
1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from the liquidations in a non‑retirement account.

•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the Prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (CDSC) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.

•	Systematic withdrawals with up to 10% per year of the account value.

•	Return of excess contributions from an Individual Retirement Account (IRA).

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

•	Shares exchanged in an Edwards Jones fee‑based program.

•	Shares acquired through NAV reinstatement.

•	Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts

•	Initial purchase minimum: $250

•	Subsequent purchases minimum: none
Minimum Balances

•	Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

•	A fee‑based account held on an Edward Jones platform

•	A 529 account held on an Edward Jones platform

•	An account with an active systematic investment plan or LOI
Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund
Waivers Specific to Baird

Effective June 15, 2020, shareholders purchasing Portfolio shares through a Baird platform or account will only be eligible for the following sales charge waivers (front‑end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the prospectus or the SAI.
Front‑End Sales Charge Waivers on Class A shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

•
Shares purchased from the proceeds of redemptions from another AB Mutual Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front‑end or deferred sales charge (known as rights of reinstatement)

•
A shareholder in the Portfolio’s Class C shares will have their shares converted at net asset value to Class A shares of the Portfolio if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR‑SEPs

CDSC Waivers on Classes A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Portfolio’s prospectus

•	Shares bought due to returns of excess contributions from an IRA account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the required age based on applicable rules

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

•	Shares acquired through a right of reinstatement

Front‑End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•	Breakpoints as described in the prospectus

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of AB Mutual Fund assets held by accounts within the purchaser’s household at Baird. Eligible AB Mutual Fund assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of AB Mutual Funds through Baird, over a 13‑month period of time
Waivers Specific to Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Effective July 31, 2020, shareholders purchasing Portfolio shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver:
Front‑end Sales Load Waiver on Class A Shares

•	Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Portfolio pursuant to Stifel’s policies and procedures
All other sales charge waivers and reductions described elsewhere in the Portfolio’s prospectus or SAI still apply.
Waivers Specific to U.S. Bancorp Investments, Inc.

Effective September 30, 2021, shareholders purchasing Fund shares through a U.S. Bancorp Investments (“USBI”) platform or account or who own shares for which USBI is the broker-dealer of record, where the shares are held in an omnibus account at the Fund, will be eligible for the following additional sales charge waiver.
Front‑end Sales Load Waiver on Class A Shares available at USBI

•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge are systematically converted to the Class A shares of the same fund pursuant to USBI’s share class exchange policy

For more information about the Portfolios, the following documents are available upon request:

•	ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Portfolios’ annual and semi-annual reports to shareholders contain additional information on the Portfolios’ investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Portfolio’s performance during its last fiscal year.

•	STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Portfolios’ SAI is incorporated by reference into (and is legally part of) this Prospectus. The independent registered public accounting firm’s report and financial statements in each of the SCB Fund’s most recent annual report to shareholders and the Bernstein Fund’s most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.
You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting the Manager:

By Mail:	c/o AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003

By Phone:	For Information: (800) 221‑5672 For Literature: (800) 227‑4618

On the Internet:	www.abfunds.com
Or you may view or obtain these documents from the Securities and Exchange Commission (the “SEC”):

•	Reports and other information about the Portfolios are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.

•	Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov.
You also may find these documents and more information about the Manager and the Portfolios on the Internet at: www.abfunds.com. The Portfolios’ shareholder reports, prospectus and SAI are not available through the Manager’s website with respect to Class Z shares of the Non‑U.S. Stock Portfolios and the Small Cap Core Portfolio because the Class Z shares of these Portfolios are available exclusively to registered investment companies (or their series) managed by the Manager or its affiliates.
AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

Fund	SEC File No.
Sanford C. Bernstein Fund, Inc.	811‑05555
Bernstein Fund, Inc.	811‑23100
PRO‑0148‑0123

SANFORD C. BERNSTEIN FUND, INC.

BERNSTEIN FUND, INC.

1345 Avenue of the Americas

New York, New York 10105

(212) 486-5800

Statement of Additional Information

January 27, 2023

This Statement of Additional Information (“SAI”) relates to the following 13 series and related classes (each, a “Class”) of shares of the Sanford C. Bernstein Fund, Inc. (the “SCB Fund”) and three series and related classes of shares of the Bernstein Fund, Inc. (the “Bernstein Fund” and, together with the SCB Fund, the “Funds”):

SCB Portfolio and Class (if applicable)	Exchange Ticker Symbol
Non-U.S. Stock Portfolios
Emerging Markets Portfolio, Emerging Markets Class	SNEMX
Fixed-Income Portfolios
Short Duration Diversified Municipal Portfolio, Short Duration Diversified Municipal Class	SDDMX
New York Municipal Portfolio, New York Municipal Class	SNNYX
California Municipal Portfolio, California Municipal Class	SNCAX
Diversified Municipal Portfolio, Diversified Municipal Class	SNDPX
Short Duration Plus Portfolio, Short Duration Plus Class	SNSDX
Intermediate Duration Portfolio, Intermediate Duration Class	SNIDX

	Class 1	Class 2
Overlay Portfolios
Overlay A Portfolio	SAOOX	SAOTX
Tax-Aware Overlay A Portfolio	SATOX	SATTX
Overlay B Portfolio	SBOOX	SBOTX
Tax-Aware Overlay B Portfolio	SBTOX	SBTTX
Tax-Aware Overlay C Portfolio	SCTOX	SCTTX
Tax-Aware Overlay N Portfolio	SNTOX	SNTTX

Bernstein Fund Portfolio and Class	Exchange Ticker Symbol
Non-U.S. Stock Portfolios
International Strategic Equities Portfolio

SCB Class	STESX

Advisor Class	STEYX
International Small Cap Portfolio

SCB Class	IRCSX

Advisor Class	IRCYX
U.S. Equity Portfolio
Small Cap Core Portfolio

SCB Class	SCRSX

Advisor Class	SCRYX

The Overlay Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein Private Wealth Management of AllianceBernstein L.P. (“Bernstein”). The performance and objectives of the Overlay Portfolios should be evaluated only in the context of the investor’s complete investment program. The Overlay Portfolios are NOT designed to be used as stand-alone investments. The Overlay Portfolios should be considered for a portion of an overall investment program managed by Bernstein and not as a balanced investment program.

This SAI is not a prospectus, but supplements and should be read in conjunction with the Portfolios’ Prospectus, dated January 27, 2023, as it may be amended and/or supplemented from time to time.

Certain financial statements from the SCB Fund’s annual report dated September 30, 2022 are incorporated by reference into this SAI. Certain financial statements from the Bernstein Fund’s annual report dated September 30, 2022 are incorporated by reference into this SAI. Copies of each Portfolio’s Prospectus and annual report may be obtained by writing to or telephoning (collect) the applicable Fund at the above address or telephone number or on the Internet at www.bernstein.com.

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

i

FUND HISTORY

The SCB Fund was incorporated under the laws of the State of Maryland on May 4, 1988 and is registered as an open-end management investment company. The Bernstein Fund was incorporated under the laws of the State of Maryland on September 11, 2015 and is registered as an open-end management investment company.

As of February 1, 2002, the names of each Portfolio of the SCB Fund (other than the Overlay Portfolios) were changed to delete “Bernstein” from their names. As of May 2, 2005, the “Emerging Markets Value Portfolio” changed its name to “Emerging Markets Portfolio.”

Each Portfolio of the SCB Fund is diversified except for the New York Municipal Portfolio and the California Municipal Portfolio. Each Portfolio of the Bernstein Fund is diversified.

The term “net assets,” as used in this SAI, means net assets plus any borrowings.

INVESTMENT STRATEGIES AND RELATED RISKS

For a summary description of the objectives, principal investment strategies and policies of each Portfolio, see each Portfolio’s sections of the Prospectus entitled “Investment Objective,” “Principal Strategies,” and “Principal Risks” as well as the sections entitled “Additional Information About Investment Processes: Overlay Portfolios” and “Additional Investment Information, Special Investment Techniques and Related Risks.” The following information is provided for those investors desiring information in addition to that contained in the Prospectus.

Except for those policies and objectives of each Portfolio that are described in the Prospectus or SAI as fundamental, the investment policies and objectives of each Portfolio may be changed by the applicable Fund’s Board of Directors (each, a “Board” and together, the “Boards”) without shareholder approval. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs. There is no assurance that any Portfolio will achieve its investment objective.

FIXED-INCOME PORTFOLIOS AND OVERLAY PORTFOLIOS

General Investment Policies

Except as otherwise specified, each of the Fixed-Income and Overlay Portfolios may invest in any of the securities described in the Prospectus and this SAI. In addition, each of the Fixed-Income and Overlay Portfolios may use any of the special investment techniques, some of which are commonly called derivatives, described in the Prospectus and this SAI to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to obtain exposure to certain markets or to manage the effective maturity or duration of fixed-income securities.

To identify attractive bonds for the Fixed-Income Portfolios, AllianceBernstein L.P. (the “Manager”) evaluates securities and sectors in an effort to identify the most attractive securities in the market at a given time—those believed to offer the highest expected return in relation to their risks. In addition, the Manager may analyze the yield curve to seek the optimum combination of duration for given degrees of interest rate risk. Finally, the Manager may use interest rate forecasting to estimate the best level of interest rate risk at a given time, within specified limits for each Portfolio.

None of the Fixed-Income Portfolios (other than Intermediate Duration Portfolio) will purchase any security if, as a result, immediately after that purchase less than 80% of the Portfolio’s total assets would consist of securities or commercial paper rated A or higher by S&P Global Ratings (“S&P”), Fitch Ratings, Inc. (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by any other NRSRO; SP-1 by S&P, F-1 by Fitch or MIG 1 or VMIG 1 by Moody’s; A-1 by S&P, or P-1 by Moody’s or the equivalent by any other NRSRO; or are not rated but in either case are determined by the Manager to be of comparable quality. In addition, none of the Fixed-Income Portfolios (other than Intermediate Duration Portfolio) will purchase a security or commercial paper rated less than B by S&P, Fitch or Moody’s or the equivalent by any other NRSRO; less than A-2 or SP-2 by S&P, less than F-2 by Fitch or less than P-2, MIG 2 or VMIG 2 by Moody’s or the equivalent by any other NRSRO; or not rated but in either case are determined by the Manager to be of comparably poor quality. Intermediate Duration Portfolio may invest in securities rated CCC by S&P and Fitch, or Caa by Moody’s or the equivalent by any other NRSRO. In the event of differing ratings among NRSROs, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by S&P, Fitch or Moody’s; below SP-1 or A-1 by S&P, below F-1 by Fitch or below MIG 1,

1

VMIG 1 or P-1 by Moody’s or the equivalent by any other NRSRO. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Any reference to ratings by a NRSRO includes equivalent ratings by other NRSROs. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by S&P and Fitch or Baa by Moody’s or the equivalent by any other NRSRO are investment grade. Securities that are rated BB, B or CCC by S&P and Fitch, or Ba, B or Caa by Moody’s or the equivalent by any other NRSRO are considered to be speculative with regard to the payment of interest and principal.

Each Overlay Portfolio may invest in securities rated CCC by S&P and Fitch, or Caa by Moody’s or the equivalent by any other NRSRO. Each of the Tax-Aware Overlay B, Tax-Aware Overlay C or Tax-Aware Overlay N Portfolios, however, will generally invest in municipal securities rated A or better by S&P, Fitch or Moody’s or the equivalent by any other NRSRO (or, if unrated, determined by the Manager to be of comparable quality), comparably rated municipal notes and derivatives. In the event of differing ratings among NRSROs, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by S&P, Fitch or Moody’s; below SP-1 or A-1 by S&P, below F-1 by Fitch or below MIG 1, VMIG 1 or P-1 by Moody’s or the equivalent by any other NRSRO. In addition, the secondary trading market for lower rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by S&P and Fitch or Baa by Moody’s or the equivalent by any other NRSRO are investment grade. Securities that are rated BB, B or CCC by S&P and Fitch, or Ba, B or Caa by Moody’s or the equivalent by any other NRSRO are considered to be speculative with regard to the payment of interest and principal.

In addition to these policies, which govern all Fixed-Income Portfolios, individual Portfolios have individual policies, discussed below, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. Depending on the Manager’s interest-rate forecast, the Manager may adjust the actual duration of each of the Fixed-Income Portfolios. When interest rates are expected to rise, the Manager may shorten the Portfolio’s duration. When interest rates are expected to fall, the Manager may lengthen the Portfolio’s duration.

The maturity composition of each of the Fixed-Income Portfolios may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase. Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of each Portfolio’s shares fluctuates with the value of its investments.

The Portfolios may invest in mortgage-backed securities (“MBS”), including those that are issued by private issuers, and therefore may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS.

Unlike MBS issued or guaranteed by the U.S. government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceed that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose

2

and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable-rate mortgages.

If a Portfolio purchases subordinated MBS, the subordinated MBS may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Portfolios’ securities. Therefore, if there are defaults on the underlying mortgage loans, the Portfolios will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Portfolios may also invest in commercial mortgage-backed securities (“CMBS”), which represent interests in mortgage loans on commercial real estate, such as loans secured by mortgages on hotels, shopping centers, office buildings and apartment buildings. Generally, the interest and principal payments on these loans are passed on to investors in CMBS according to a schedule of payments. The Portfolios may invest in individual CMBS issues or, alternately, may gain exposure to the overall CMBS market by investing in a derivative contract, the performance of which is related to changes in the value of a domestic CMBS index. The risks associated with CMBS reflect the risks of investing in the commercial real estate securing the underlying mortgage loans and are therefore different from the risks of other types of MBS. Additionally, CMBS may expose the Portfolios to interest rate, liquidity and credit risks. CMBS are subject to heightened risks due to the significant economic impacts of the novel coronavirus pandemic (COVID-19) on commercial real estate. In addition, global climate change may have an adverse effect on property and security values.

The Portfolios may also purchase asset-backed securities (“ABS”) that have many of the same characteristics and risks as the MBS described above, except that ABS may be backed by pools of automobile loans, educational loans, home equity loans, credit card receivables or other types of loans.

Each of the Portfolios may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Portfolio investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Portfolio purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

3

The Portfolios may also invest in other types of fixed-income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include preferred stock or so called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by an NRSRO or that are of equivalent quality). Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

A Portfolio’s compliance with its investment restrictions and limitations is usually determined at the time of investment. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by a Portfolio, or if the maturity of a security is extended after purchase by a Portfolio, the portfolio managers will decide whether the security should be held or sold. Certain mortgage- or asset-backed securities may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case a Portfolio may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

Non-U.S. Below Investment-Grade Bonds

Emerging-market debt may be rated below investment-grade, or unrated but comparable to that rated below investment-grade by internationally recognized rating agencies. Lower-quality debt securities, also known as “junk bonds,” are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

While the Manager may refer to ratings issued by internationally recognized rating agencies, when available, the Manager may choose to rely upon, or to supplement such ratings with, its own independent and ongoing review of credit quality. A Portfolio’s achievement of its investment objective may, to the extent of its investment in medium- to lower-rated bonds, be more dependent upon the Manager’s credit analysis than would be the case if the Portfolio were to invest in higher quality bonds.

The secondary market on which medium- to lower-rated bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell medium- to lower-rated bonds and could cause large fluctuations in the daily NAV of the Portfolio’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of medium- to lower-rated bonds, especially in a thinly traded market. When secondary markets for medium- to lower-rated securities are less liquid than markets for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. Furthermore, prices for medium- to lower-rated bonds may be affected by legislative and regulatory developments.

Social, Political and Economic Instability

Investments in emerging-market countries involve exposure to a greater degree of risk due to increased political and economic instability. Instability may result from, among other factors: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations or armed conflict with neighboring countries; (v) ethnic, religious and racial disaffection; and (vi) changes in trading status. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Certain emerging-market countries have histories of instability and upheaval with respect to their internal policies that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Such actions – for example, nationalizing a company or industry, expropriating assets, or imposing punitive taxes – could have a severe effect on security prices and impair the Intermediate Duration Portfolio’s, Non-U.S. Stock Portfolios’, and Overlay Portfolios’ ability to repatriate capital or income. The possibility exists that economic development in certain emerging-market countries may be suddenly slowed or reversed by unanticipated political or social events in those countries, and that economic, political and social instability in some countries could disrupt the financial markets in which the Intermediate Duration Portfolio’s, Non-U.S. Stock Portfolios, and Overlay Portfolios invest and adversely affect the value of the Portfolios’ assets.

4

The risks described above are more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets.

The foregoing is not intended to be exhaustive and there may be other risk factors to take into account in relation to a particular investment. In addition, investors should be aware that the Intermediate Duration Portfolio, Non-U.S. Stock Portfolios and Overlay Portfolios may invest in foreign countries or in companies in which foreign investors, including the Manager, have had no or limited prior experience. Investors should also note that a feature of emerging markets is that they are subject to rapid change and the information set out above may become outdated relatively quickly.

Investments in China

Risks of investments in securities of companies economically tied to China may include the volatility of the Chinese stock market; the Chinese economy’s heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens; the continuing importance of the role of the Chinese Government, which may take legal or regulatory actions that affect the contractual arrangements of a company or economic and market practices, and cause the value of the securities of an issuer held by a Portfolio to decrease significantly; and political unrest. Such regulatory measures, which may be adopted with little or no warning, can severely restrict a company’s business operations, with potentially dramatic adverse impacts on the market values of its securities. While the Chinese economy has grown rapidly in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future. Trade disputes between China and its trading counterparties, including the United States, have arisen and may continue to arise. Such disputes have resulted in trade tariffs and may potentially result in future trade tariffs, as well as embargoes, trade limitations, trade wars and other negative consequences. These consequences could trigger, among other things, a substantial reduction in international trade and adverse effects on, and potential failure of, individual companies and/or large segments of China’s export industry, which could have potentially significant negative effects on the Chinese economy as well as the global economy. In addition, the political climate between the United States and China has been deteriorating for several years. The United States government has acted to prohibit U.S. persons, such as the Portfolios, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolios’ opportunities for investment and require the sale of securities at a loss or make them illiquid. If the political climate between the United States and China continues to deteriorate, economies and markets may be adversely affected.

China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. Risks of investments in issuers based in Hong Kong, a special administrative region of China, include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies. These and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on the performance of the Non-U.S. Stock Portfolios.

The Non-U.S. Stock Portfolios may invest in China A shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange, the Shenzhen Stock Exchange and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between Mainland China and Hong Kong. These Portfolios may also invest in Chinese interbank bonds traded on the China Interbank Bond Market through the China-Hong Kong Bond Connect program (“Bond Connect”). In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of the ultimate investors (such as these Portfolios) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects a Portfolio to numerous risks, including the risk that a Portfolio may have a limited ability to enforce its rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. Furthermore, courts in China have limited experience in applying the concept of beneficial ownership.

Trading through Stock Connect or Bond Connect is subject to a number of restrictions and risks that could impair the Non-U.S. Stock Portfolios’ ability to invest in or sell China A shares or Chinese interbank bonds, respectively, and affect investment returns, including limitations on trading and possible imposition of trading suspensions. For example, Stock Connect is subject to quotas that limit aggregate net purchases on an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. In addition, both Stock Connect and Bond Connect are generally only available on business days when both the China and Hong Kong markets are open, which may limit a Portfolio’s ability to trade when it would be otherwise attractive to do so. In addition, uncertainties in China’s tax rules related to the taxation of income and gains from investments in China

5

A shares or Chinese interbank bonds could result in unexpected tax liabilities for a Portfolio. Investing in China A shares and Chinese interbank bonds is also subject to the clearance and settlement procedures associated with Stock Connect and Bond Connect, which could pose risks to these Portfolios.

All transactions in Stock Connect or Bond Connect securities will be made in renminbi, and accordingly the Non-U.S. Stock Portfolios will be exposed to renminbi currency risks. The ability to hedge renminbi currency risks may be limited. In addition, given the renminbi is subject to exchange control restrictions, these Portfolios could be adversely affected by delays in converting other currencies into renminbi and vice versa and at times when there are unfavorable market conditions. Securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

Both Stock Connect and Bond Connect are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges, with respect to Stock Connect, in China and Hong Kong. Furthermore, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement under Stock Connect and Bond Connect.

A Portfolio may invest in Chinese companies through a special structure known as a variable interest entity (“VIE”), which is designed to provide foreign investors, such as a Portfolio, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange (such as the Exchange or NASDAQ) and enters into contractual arrangements with the VIE through one or more wholly-owned special purpose vehicles. This structure allows Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as a Portfolio, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. The contractual arrangements with the VIE will not provide investors in the shell company with all of the rights that they would otherwise have through direct equity ownership, and a foreign investor’s rights may be limited, including by actions of the Chinese government which could determine that the underlying contractual arrangements are invalid. In addition, a Portfolio is not a VIE owner or shareholder and therefore cannot exert influence through proxy voting or other means. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, the structure has not been formally recognized under Chinese law until recently, creating uncertainty over the possibility that the Chinese government might cease to tolerate VIE structures at any time or impose new restrictions on the structure. China has proposed the adoption of rules which would affirm that VIEs are legally permissible, though there remains significant uncertainty over how these rules will operate.

It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Increased restrictions on these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent loss, and in turn, adversely affect a Portfolio’s returns and net asset value.

Foreign companies listed on stock exchanges in the United States, including companies using the VIE structure, could also face delisting or other ramifications for failure to meet the expectations and/or requirements of U.S. regulators.

Short Duration Plus Portfolio, Intermediate Duration Portfolio and the Overlay Portfolios are also subject to the risks of investments in securities of Chinese issuers. These risks and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on the performance of these Portfolios.

Short Duration Plus Portfolio, Intermediate Duration Portfolio and the Overlay Portfolios may invest in renminbi-denominated bonds issued in China (“RMB Bonds”). RMB Bonds, including government and corporate bonds, are available in the China Interbank Bond Market (“CIBM”) to eligible foreign investors through the CIBM Direct Access Program and through Bond Connect. Both programs are relatively new. Laws, rules, regulations, policies and guidelines relating to each program are untested and subject to change, including with potential retroactive effect.

The CIBM Direct Access Program, established by the People’s Bank of China, allows eligible foreign institutional investors to conduct trading in the CIBM, subject to other rules and regulations as promulgated by Chinese authorities. Eligible foreign institutional investors who wish to invest directly in the CIBM through the CIBM Direct Access Program may do so through an onshore settlement agent, who would be responsible for making the relevant filings and account opening with the relevant authorities. The Portfolios are therefore subject to the risk of default or errors on the part of such agent.

6

Bond Connect provides a channel for overseas investors to invest in the Chinese bond market through investment links between Hong Kong and mainland China. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of the ultimate investors (such as a Portfolio) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects a Portfolio to numerous risks, including the risk that a Portfolio may have a limited ability to enforce its rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. Trading through Bond Connect is subject to other restrictions and risks. For example, Bond Connect is generally only available on business days when both the China and Hong Kong markets are open, which may limit a Portfolio’s ability to trade when it would be otherwise attractive to do so. Investing through Bond Connect also subjects the Portfolios to the clearance and settlement procedures associated with Bond Connect, which could pose risks to a Portfolio. Furthermore, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

Uncertainties in China’s tax rules related to the taxation of income and gains from investments in Chinese interbank bonds could result in unexpected tax liabilities for a Portfolio. Investing in the CIBM will also expose the Portfolios to renminbi currency risks. The ability to hedge renminbi currency risks may be limited. In addition, given the renminbi is subject to exchange control restrictions, a Portfolio could be adversely affected by delays in converting other currencies into renminbi and vice versa and at times when there are unfavorable market conditions.

SPECIFIC INVESTMENT POLICIES OF CERTAIN FIXED INCOME PORTFOLIOS

The Municipal Portfolios and the Tax-Aware Overlay B, C and N Portfolios

As a fundamental policy, each of the four Municipal Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities. The Tax-Aware Overlay B, C and N Portfolios may invest significantly in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. “Municipal Securities” are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands and Guam and their various political subdivisions. The income from these securities is exempt from federal taxation but, in certain instances, may be includable in income subject to the alternative minimum tax (“AMT”).

In addition to Municipal Securities, each Municipal Portfolio and each of the Tax-Aware Overlay B, C and N Portfolios may invest in non-Municipal Securities when, in the opinion of the Manager, the inclusion of the non-Municipal Security will enhance the expected after-tax return of the Portfolio in accordance with the Portfolio’s objectives. None of the Municipal Portfolios or the Tax-Aware Overlay B, C, and N Portfolios are appropriate for tax-exempt investors.

Alternative Minimum Tax

Under current federal income tax law, interest on tax-exempt Municipal Securities issued after August 7, 1986 which are specified “private activity bonds,” and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals, though for regular federal income tax purposes such interest will remain fully tax-exempt. Such private activity bonds (“AMT-Subject bonds”), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable Municipal Securities.

Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested.

7

The New York Municipal Portfolio and Tax-Aware Overlay N Portfolio

The New York Municipal Portfolio and the Tax-Aware Overlay N Portfolio (the “New York Portfolios”) invest in those securities which the Manager believes offer the highest after-tax returns for New York residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. The investments include Municipal Securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York State income tax (“New York Municipal Securities”). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal, New York State and local income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

The New York Municipal Portfolio is a non-diversified portfolio under the Investment Company Act of 1940, as amended (the “1940 Act”). Nonetheless, the Fund intends to continue to qualify the New York Municipal Portfolio, like each of the other Portfolios, as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of the New York Municipal Portfolio’s total assets be represented by cash, cash items, U.S. government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of the New York Municipal Portfolio’s total assets, and that the New York Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If the New York Municipal Portfolio’s assets consist of the securities of a small number of issuers, any change in the market’s assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of the New York Municipal Portfolio.

Because the New York Portfolios invest significantly in New York Municipal Securities, each New York Portfolio’s performance is closely tied to economic conditions within the State of New York and the financial condition of the State and its agencies and municipalities.

The New York Portfolios are not appropriate for tax-exempt investors. Moreover, because the New York Portfolios seek income exempt from New York State and local taxes as well as federal income tax, the New York Portfolios may not be appropriate for certain taxable investors, such as non-New York State residents, who are not subject to New York State income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from a New York Portfolio in their individual states or localities.

The California Municipal Portfolio and Tax-Aware Overlay C Portfolio

Each of the California Municipal Portfolio and the Tax-Aware Overlay C Portfolio (the “California Portfolios”) invest in those securities which the Manager believes offer the highest after-tax returns for California residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. The investments include Municipal Securities issued by the State of California or its political subdivisions, or otherwise exempt from California State income tax (“California Municipal Securities”). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal and California personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

The California Municipal Portfolio is a non-diversified portfolio under the 1940 Act. Nonetheless, the Fund intends to continue to qualify the California Municipal Portfolio as a “regulated investment company” for purposes of the Code. This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of the California Municipal Portfolio’s total assets be represented by cash, cash items, U.S. government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of the Portfolio’s total assets, and that the California Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If the California Municipal Portfolio’s assets consist of the securities of a small number of issuers, any change in the market’s assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of the Portfolio.

Because the California Portfolios invest significantly in California Municipal Securities, the performance of these Portfolios is closely tied to economic conditions within the State of California and the financial condition of the State and its agencies and municipalities.

The California Portfolios are not appropriate for tax-exempt investors. Moreover, because the California Portfolios seek income exempt from California personal income taxes as well as federal income tax, the California Portfolios may not be appropriate for taxable investors, such as non-California residents, who are not subject to California personal income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from a California Portfolio in their individual states or localities.

8

Risk of Concentration in a Single State

(The New York Portfolios and the California Portfolios)

The primary purpose of investing in a portfolio of a single state’s Municipal Securities is the special tax treatment afforded the state’s resident individual investors. However, payment of interest and preservation of principal depends upon the continuing ability of the state’s issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of Municipal Securities, consider the greater risk of the concentration of a Portfolio versus the relative safety that often comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state’s issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Municipal Securities in which a Portfolio’s assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not practicable to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described above under “Investment Strategies and Related Risks—Fixed-Income Portfolios and Overlay Portfolios.” See also Appendix A: “Description of Corporate and Municipal Bond Ratings” for a description of ratings and rating criteria. Some Municipal Securities may be rated based on a “moral obligation” contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the “moral obligation” contract in the event of such non-appropriation.

The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from the Annual Information Statement dated June 29, 2022, as updated September 20, 2022, with respect to New York and the Official Statement dated November 9, 2022, with respect to California, in connection with the issuance of certain securities, and other documents and sources, and do not purport to be complete. The SCB Fund has not undertaken to verify independently such information and the SCB Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding many securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of Municipal Securities in which the Portfolios invest or the private business entities whose obligations support the payments on AMT-Subject bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolios. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of Municipal Securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of Municipal Securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

NEW YORK

The following information is taken primarily from the Annual Information Statement of the State of New York, dated June 29, 2022, and the Update to the Annual Information Statement dated September 20, 2022.

Debt Reform Act of 2000

The Debt Reform Act of 2000 (“Debt Reform Act”) restricts the issuance of the State of New York (the “State”)-supported debt funding to capital purposes only and limits the maximum term of bonds to 30 years. The Debt Reform Act limits the amount of new State-supported debt to 4% of State personal income, and new State-supported debt service costs to 5% of All Funds receipts. The restrictions apply to State-supported debt issued after April 1, 2000. The Division of the Budget (“DOB”), as administrator of the Debt Reform Act, determined that the State complied with the statutory caps in the most recent calculation period of fiscal year (“FY”) 2021. After a temporary two year suspension as a result of the COVID-19 pandemic, the provisions of the Debt Reform Act have been reinstated for State-supported debt issued in FY 2023 and beyond. One limited exception to the Debt Reform Act remains for issuances undertaken by the State for Metropolitan Transportation Authority (“MTA”) capital projects which may be issued with

9

maximum maturities longer than 30 years. This change allows bonds to be issued over the full useful life of the assets being financed, subject to Federal tax law limitations, and it is consistent with the rules that would have been in effect if the projects had been directly financed by the MTA. The State enacted legislation that suspended certain provisions of the Debt Reform Act for FY 2021 and FY 2022 bond issuances as part of the State response to the COVID-19 pandemic. Accordingly, State-supported debt issued in FY 2021 and FY 2022 was not limited to capital purposes and is not counted towards the statutory caps on debt outstanding and debt service. Current projections anticipate that State-supported debt outstanding and State-supported debt service will continue to remain below the limits imposed by the Debt Reform Act, in part reflecting the statutory suspension of the debt caps during FY 2021 and FY 2022. Based on the most recent personal income and debt outstanding forecasts, the available debt capacity under the debt outstanding cap is expected to decline from $18.9 billion in FY 2022 to a low point of $309 million in FY 2027. This calculation excludes all State-supported debt issuances in FY 2021 and FY 2022 but includes the estimated impact of the COVID-19 pandemic on personal income calculations and of funding increased capital commitment levels with State bonds after FY 2022. The debt service on State-supported debt issued after April 1, 2000 and subject to the statutory cap is projected at $4.2 billion in FY 2023, or roughly $6.6 billion below the statutory debt service limit.

Fiscal Year 2022

The State ended FY 2022 in balance on a cash basis in the General Fund, based on preliminary unaudited results. General fund receipts, including transfers from other funds, totaled $112.8 billion. General Fund disbursements, including transfers to other funds, totaled $88.9 billion. The State ended FY 2022 with a General Fund balance of $33.1 billion, an increase of $23.9 billion from FY 2021 results. A large share of the higher balance reflects $16.4 billion in the New York State Pass-Through Entity Tax Program (the “PTET”) collections and $1.1 billion in eligible public safety payroll expenses moved to the Federal Coronavirus Relief Fund (“CRF”), partly offset by prepayments and advances totaling $9 billion. Excluding these transactions, the General Fund ended March 2022 with a balance of $24.4 billion, an increase of $15.3 billion from FY 2021 results.

Fiscal Year 2021

The State ended FY 2021 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, totaled $74.3 billion. General Fund disbursements, including transfers to other funds, totaled $74.1 billion. The State ended FY 2021 with a General Fund balance of $9.2 billion, an increase of $217 million from FY 2020 results.

Fiscal Year 2020

The State ended FY 2020 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, totaled $79.2 billion. General Fund disbursements, including transfers to other funds, totaled $77.5 billion. The State ended FY 2020 with a General Fund balance of $8.9 billion, an increase of $1.7 billion from FY 2019 results.

Economic Overview

New York State experienced a robust but varying labor market recovery throughout most of 2021 until a marked slowdown emerged in December due to the resurgence of COVID-19 with the Omicron variant. During the first half of 2022, the slowdown of the global economy, waning household savings, and a tight labor market weighed on the State’s jobs recovery, which continued at a slower but positive pace. However, continued supply chain woes, the ongoing war in Ukraine, four-decade high inflation, and anticipated series of rate hikes by the Federal Reserve are likely to increase economic headwinds for both the State and the nation.

The most recent release of Current Employment Statistics (CES) data for New York State showed a monthly average of 26,300 jobs added during the first half of 2022, compared to 54,200 in the fourth quarter of 2021. The weaker-than-expected jobs growth reported in the CES data, as well as the somber outlook of the U.S. economy, led to a downward revision of the State’s employment forecast. The State’s overall employment is estimated to grow by 4.3 percent in 2022, 0.6 percentage point lower than the Enacted Budget forecast. Additionally, the State’s employment is projected to grow by only 0.8 percent in 2023, 0.7 percentage point lower than the Enacted Budget forecast. Although the nation has nearly recovered all its pandemic-related job losses as of June 2022, the State has only recovered 80.1 percent of its losses. As a result of the downward revisions to the jobs growth forecast, the State’s employment is now expected to reach its prepandemic level in 2026.

Despite the weaker than expected employment growth, the upward revision to U.S. total wages indicates that the State’s total wage growth was likely stronger than anticipated in the first quarter of 2022. The revised U.S. wage data, accompanied by the upward revision to State-level Quarterly CES wage data in 2021, led to an upward revision of the State’s total wage growth to 12.4 percent in FY 2022.

10

However, the stock market entered bear market territory in mid-June of 2022 when the S&P 500 index declined by more than 20 percent from the beginning of the year, posting its worst first half in the past five decades. The poor performance by equities and rising interest rates led to a downward revision of finance and insurance sector bonuses of $4.3 billion in FY 2023. Total bonuses are now estimated to be $2.3 billion lower than previously projected in the Enacted Budget forecast. Non-bonus average wages were revised upward in FY 2023 due to stronger inflation. The downward revisions to the State’s employment and total bonuses more than offset the upward revision to non-bonus wages, leading to a more modest wage growth projection of 2.7 percent in FY 2023, down from 3.3 percent in the Enacted Budget forecast.

The U.S. Bureau of Economic Analysis (BEA) recently released New York State personal income data for the first quarter of 2022, which was stronger than anticipated due to higher-than-expected wage growth. As a result, the State’s proprietor’s income growth was revised up to 3.4 percent in FY 2023, 1.0 percentage point higher than the Enacted Budget forecast.

The State’s transfer income was also revised up to a decline of 7.0 percent in FY 2023, compared to a decrease of 8.4 percent in the Enacted Budget forecast. Despite the upward revisions to both proprietor’s income and transfer income, the State’s personal income growth was revised downward to 0.9 percent in FY 2023, compared to 1.2 percent in the Enacted Budget forecast. The State faces many of the same risks as the United States. As the nation’s financial capital, the New York State economy has significant exposure to the volume of financial market activity and the volatility in equity markets. Moreover, the persistence of supply-chain disruptions and a prolonged war in Ukraine could add further upward pressure on inflation. Either of these factors could increase the equity market’s volatility and bring about layoffs and lower bonuses, slowing overall wage growth. Additionally, high energy prices and continued labor shortages could further accelerate inflation. In response, the Federal Reserve could be overly aggressive in monetary tightening. More locally, the persistence of telework, relocation of urban-based workers outside of the State, and the continued decline in State population pose long-run risks to total wages and employment. Finally, New York State and the nation remain vulnerable to consumers’ reluctance to return to pre-pandemic norms — especially spending patterns in service-oriented industries.

New York State faces several significant upside risks, including the potential for a more rapid and substantial return to an in-office working environment — especially in densely populated urban areas like New York City. This shift could propel stronger growth through higher output and employment in office support services, including facilities support services, business support services, office administrative support services, eating and drinking establishments, and other consumer service-based establishments. Finally, a more-swift-than-anticipated end to the war in Ukraine and the unwinding of sanctions could ease energy prices and the associated supply chain disruptions, benefiting the United States and New York State economies.

Public Authorities

For the purposes of this section, “authorities” refer to public benefit corporations or public authorities, created pursuant to State law, which are reported in the State’s Annual Comprehensive Financial Report. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and they may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. Certain of these authorities issue bonds under two of the three primary State credits—PIT Revenue Bonds and Sales Tax Revenue Bonds. The State’s access to the public credit markets through bond issuances constituting State-supported or State-related debt issuances by certain of its authorities could be impaired and the market price of the outstanding debt issued on its behalf may be materially and adversely affected if any of these authorities were to default on their respective State-supported or State-related debt issuances.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs on their notes, bonds or other legislatively authorized financing structures from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. Since the State has no actual or contingent liability for the payment of this type of public authority indebtedness, it is not classified as either State-supported debt or State-related debt. Some public authorities, however, receive monies from State appropriations to pay for the operating costs of certain programs.

There are statutory arrangements that, under certain circumstances, authorize State local assistance payments that have been appropriated in a given year and are otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, in honoring such statutory arrangements for the redirection of local assistance payments, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefor in any given year.

11

As of December 31, 2021 (with respect to Job Development Authority or “JDA” as of March 31, 2022), there were 16 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, was approximately $224 billion, only a portion of which constitutes State-supported or State-related debt.

New York City

The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of New York City, and its related issuers, to market securities successfully in the public credit markets.

Other Localities

Certain localities other than New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. State legislation enacted post-2004 includes 29 special acts authorizing bond issuances to finance local government operating deficits. Included in this figure are special acts that extended the period of time related to prior authorizations and modifications to issuance amounts previously authorized. When a local government is authorized to issue bonds to finance operating deficits, the local government is subject to certain additional fiscal oversight during the time the bonds are outstanding as required by the State’s Local Finance Law, including an annual budget review by the Office of the State Comptroller (“OSC”).

In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within particular localities. The Cities of Buffalo and Troy, and the Counties of Erie and Nassau are subject to varying levels of review and oversight by entities created by such legislation. The City of Newburgh operates under special State legislation that provides for fiscal oversight by the State Comptroller and the City of Yonkers must adhere to a Special Local Finance and Budget Act. The impact on the State of any possible requests in the future for additional oversight or financial assistance cannot be determined at this time and therefore is not included in the Financial Plan projections.

Legislation enacted in 2013 created the Financial Restructuring Board for Local Governments (the “Restructuring Board”). The Restructuring Board consists of ten members, including the State Director of the Budget, who is the Chair, the Attorney General, the State Comptroller, the Secretary of State and six members appointed by the Governor. The Restructuring Board, upon the request of a “fiscally eligible municipality”, is authorized to perform a number of functions including reviewing the municipality’s operations and finances, making recommendations on reforming and restructuring the municipality’s operations, proposing that the municipality agree to fiscal accountability measures, and making available certain grants and loans. To date, the Restructuring Board is currently reviewing or has completed reviews for twenty-six municipalities. The Restructuring Board is also authorized, upon the joint request of a fiscally eligible municipality and a public employee organization, to resolve labor impasses between municipal employers and employee organizations for police, fire and certain other employees in lieu of binding arbitration before a public arbitration panel.

OSC implemented its Fiscal Stress Monitoring System (the “Monitoring System”) in 2013. The Monitoring System utilizes a number of fiscal and environmental indicators with the goal of providing an early warning to local communities about stress conditions in New York’s local governments and school districts. Fiscal indicators consider measures of budgetary solvency while environmental indicators consider measures such as population, poverty, and tax base trends. Individual entities are then scored according to their performance on these indicators. An entity’s score on the fiscal components will determine whether or not it is classified in one of three levels of stress: significant, moderate or susceptible. Entities that do not meet established scoring thresholds are classified as “No Designation”.

Based on financial data filed with OSC for the local fiscal years ending in 2021, a total of 12 noncalendar fiscal year end local governments (2 cities and 10 villages) and 23 school districts have been placed in a stress category by OSC. Additionally, of the local governments with a December 31, 2020 fiscal year end, 19 — including 6 counties, 4 cities and 9 towns — were placed in a fiscal stress category by OSC. The vast majority of local governments (97.8 percent) and school districts (96.6 percent) are not classified in a fiscal stress category.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or Federal government may reduce (or, in some cases, eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. In some cases, these delays have necessitated short-term borrowing at the local level.

12

Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary Federal stimulus funding; recent State aid trends; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; the economic ramifications of a pandemic; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance.

Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.

Litigation

The State is involved in legal proceedings regarding State finances and programs and other claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, meaning in excess of $100 million or involving significant challenges to or impacts on the State’s financial policies or practices. These proceedings could adversely affect the State’s finances in fiscal year 2023 or thereafter.

Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced fiscal year 2023 Enacted Budget Financial Plan. The State believes that the Enacted Budget Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during fiscal year 2023. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential Enacted Budget resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced Enacted Budget Financial Plan.

CALIFORNIA

The following information is taken primarily from the Official Statement dated November 9, 2022, relating to State of California General Obligation Bonds (the “Official Statement”).

Constitutional Limits on Spending and Taxes

Certain State of California (“California” or the “State”) constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State’s municipal securities to pay interest and principal on municipal securities.

State Appropriations Limit. The State is subject to an annual appropriations limit imposed by the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds. The State is prohibited from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds that are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds. Various types of appropriations are excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency. The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to regulatory licenses, user charges, or user fees. The measurement of change in population is a blended average of statewide overall population growth and the change in attendance at local school and community college (“K-14 education”) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 education districts and refunds to taxpayers.

13

The Department of Finance projected the Appropriations Limit to be $115.860 billion, $125.695 and $135.650 billion under the Appropriations Limit in fiscal years 2020-21, 2021-22, and 2022-23, respectively.

Proposition 98 Funding for K-12 and Community Colleges. State funding for K-12 schools and community colleges (referred to collectively as “K-14 education”) is determined largely by Proposition 98, a voter-approved constitutional amendment passed in 1988. Proposition 98, as amended by Proposition 111 in 1990, is mainly comprised of a set of three formulas, or three tests, that guarantee schools and community colleges a minimum level of funding from the State General Fund and local property taxes, commonly referred to as the minimum guarantee. Which test applies in a particular year is determined by multiple factors including the level of funding in fiscal year 1986-87, local property tax revenues, changes in school attendance, growth in per capita personal income, and growth in per capita General Fund revenues. The applicable test, as determined by these factors, sets the minimum funding level. Most of the factors are adjusted frequently and some may not be final for several years after the close of the fiscal year. Therefore, additional appropriations-referred to as settle-up funds may be required to fully satisfy the minimum guarantee for prior years. Final settle-up payments are determined as part of the Proposition 98 certification process, which occurs the fiscal year after the close of the related fiscal year; any outstanding settle-up balance owed to schools must be paid or scheduled to be paid as part of the State’s multi-year budgeting process.

Although the Constitution requires a minimum level of funding for education, the State may provide more or less than the minimum guarantee. If the State provides more than is required, the minimum guarantee is increased on an ongoing basis. If the State provides less than required, the minimum guarantee must be suspended in statute with a two-thirds vote of the Legislature. When the minimum guarantee is suspended, the suspended amount is owed to schools in the form of a maintenance factor. A maintenance factor obligation is also created in years when the operative minimum guarantee is calculated using a per capita General Fund inflation factor (Test 3) and is lower than the calculation using a per capita personal income inflation factor (Test 2). (In Test 1 years, a fixed percentage of General Fund revenues is used in the calculation.) In Test 3 years, the amount of maintenance factor obligation created is equal to the difference between the funded level and the Test 2 level. Under a suspension, the maintenance factor obligation created is the difference between the funded level and the operative minimum guarantee. The maintenance factor obligation is repaid according to a constitutional formula in years when the growth in per capita General Fund revenues exceeds the growth in per capita personal income.

The passage of Proposition 30 temporarily created an additional source of funds for K-14 education. The Education Protection Account (“EPA”), created by Proposition 30, is available to offset Proposition 98 General Fund expenditures for fiscal years 2012-13 through 2018-19, freeing up General Fund resources for other purposes. Proposition 55 extended the additional income tax rates established by Proposition 30 through tax year 2030.

Proposition 2 created the Public School System Stabilization Account (“PSSSA”), a special fund that serves as a Proposition 98 reserve, and requires a deposit in the PSSSA under specified conditions. The 2022 Budget Act reflects these conditions being met, requiring a deposit in fiscal year 2022-23 of approximately $2.2 billion. Economic conditions as of the 2021 Budget Act required deposits in fiscal years 2020-21 and 2021-22 of approximately $1.9 billion and approximately $2.6 billion, respectively, but Proposition 2 requires a two-year true up on this transfer calculation, and after the true up, deposits totaling approximately $4 billion and approximately $3.3 billion, respectively, are required. Balances in the PSSSA must be spent on education in fiscal years in which the minimum Proposition 98 funding level is not sufficient to fund the prior year funded level adjusted for growth and inflation. With the total balance in the PSSSA now exceeding 3 percent of the total Proposition 98 funded amount in fiscal year 2021-22, school district reserve caps of 10 percent will be triggered for applicable districts in fiscal year 2022-23 pursuant to statute.

State Indebtedness

The State Treasurer is responsible for the sale of most debt obligations of the State and its various authorities and agencies. The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes (“RANs”) and revenue anticipation warrants (“RAWs”).

The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. Each general obligation bond act provides a continuing appropriation from the General Fund of amounts for the payment of debt service on the related general obligation bonds, subject under state law only to the prior application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Under the State Constitution, appropriations to pay debt service on any general obligation bonds cannot be repealed until the principal of and interest on such bonds have been paid. Certain general obligation bond programs, called “self-

14

liquidating bonds,” receive revenues from specified sources so that moneys from the General Fund are not expected to be needed to pay debt service, but the General Fund will pay the debt service, pursuant to the continuing appropriation contained in the bond act, if the specified revenue source is not sufficient. The principal self-liquidating general obligation bond program for the State is the veterans general obligation bonds, which are supported by mortgage repayments from housing loans made to military veterans of the State. General obligation bonds are typically authorized for infrastructure and other capital improvements at the state and local level. Pursuant to the state Constitution, general obligation bonds cannot be used to finance state budget deficits.

As of July 1, 2022, the State had outstanding $69.74 billion aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $30.54 billion of long-term general obligations bonds, some of which may first be issued as commercial paper notes.

The State’s general obligation bond law permits the State to issue as variable-rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The State had outstanding $0.95 billion of variable-rate general obligation bonds, representing about 1.36% of the State’s total outstanding general obligation bonds as of July 1, 2022.

Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond acts, as commercial paper notes. As of July 1, 2022, a total of $2.3 billion in principal amount of commercial paper notes is authorized under agreements with various banks.

In addition to general obligation bonds, the State acquires and constructs capital facilities through the issuance of lease-revenue obligations (also referred to as lease-purchase obligations). Such borrowing must be authorized by the Legislature in a separate act or appropriation. Under these arrangements, the State Public Works Board, another state or local agency or a joint powers authority uses proceeds of bonds to pay for the acquisition or construction of facilities such as office buildings, university buildings, courthouses or correctional institutions.

These facilities are leased to a state agency, the California State University or the Judicial Council under a long-term lease which provides the source of revenues which are pledged to the payment of the debt service on the lease-revenue bonds. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State constitutional provisions that require voter approval. The State had $8.4 billion General Fund-supported lease-purchase debt outstanding as of July 1, 2022.

As part of its cash management program, prior to fiscal year 2015-16 the State regularly issued short-term obligations to meet cash management needs. RANs had been issued in every year except one between 1983 and 2014; the most recent issues of RANs ranged in aggregate principal amounts of approximately $2 billion to $10 billion. More recently, with the state’s improving budget and cash position, and the growth of internal borrowable resources from special funds including new reserve funds, the state has not had to use external borrowing since the last RAN issue in fiscal year 2014-15.

Cash Management in Fiscal Years 2020-21, 2021-22 and 2022-23

The state General Fund entered fiscal year 2020-21 with an outstanding loan balance of $20.0 billion. Internal resources were sufficient and available to meet the normal peaks and valleys of the state’s cash needs, while maintaining a cushion of at least $2.5 billion at all times. The state did not issue any RANs in fiscal year 2020-21.

The state entered fiscal year 2021-22 with a General Fund positive cash balance at June 30, 2021 of $50.9 billion. In fiscal year 2021-22, the state relied on internal resources to meet the state’s cash needs, while maintaining a cushion of at least $2.5 billion at all times. No RANs were issued in 2021-22 fiscal year.

The state entered fiscal year 2022-23 with a General Fund positive cash balance at June 30, 2022 of $84.6 billion. The state’s 2022-23 Budget cash flow projections for fiscal year 2022-23 indicate that internal resources are sufficient and available to meet the state’s cash needs, while maintaining a cushion of at least $2.5 billion at all times.

The 2022-23 Budget cash flow projections for fiscal year 2022-23 assume an estimated cash cushion of unused internal borrowable resources of at least $33.0 billion at the end of each month. The state does not plan to issue any RANs in fiscal year 2022-23, the eighth consecutive year in which external borrowing is not required. State fiscal officers constantly monitor the state’s cash position and if it appears that cash resources may become inadequate (including the goal of the maintenance of a projected cash reserve of at least $2.5 billion at any time), they will consider the use of other cash management techniques as described in this section, including seeking additional legislation.

15

The Budget Process

The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The State’s General Fund Budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). Under State law and the State Constitution, the annual Governor’s Budget proposal cannot provide for projected expenditures in excess of projected resources for the ensuing fiscal year. Following the submission of the proposed Governor’s Budget, the Legislature takes up the proposal. The voter approved Balanced Budget Amendment (Proposition 58) requires the Legislature to pass a balanced budget bill, which means that for the ensuing fiscal year, projected General Fund expenditures must not exceed projected General Fund revenues plus the projected beginning General Fund balance. Those projections must be set forth in the budget bill. Proposition 58 also provides for mid-year adjustments in the event the budget falls out of balance and the Governor calls a legislative special session to address the shortfall. The use of general obligation bonds, revenue bonds, and certain other forms of borrowing are prohibited to cover fiscal year end budget deficits. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including RANs or RAWs), or (ii) inter-fund borrowings.

Under the State Constitution, money may be drawn from the State Treasury only through an appropriation made by law. The primary source of annual expenditure appropriations is the annual budget act as approved by the Legislature and signed by the Governor (the “Budget Act”). Pursuant to Proposition 25, approved by the voters in November 2010, the Budget Act (and other appropriation bills or “trailer bills” which are related to the budget) must be approved by a majority vote of each House of the Legislature, and legislators must forfeit their pay during any period in which the Legislature fails to pass the budget bill on time. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or by the State Constitution. The Governor may reduce or eliminate specific line items in the Budget Act or other bills that amend the Budget Act without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds vote of each House of the Legislature.

Revenues may be appropriated in anticipation of their receipt, and funds necessary to meet an appropriation are not required to be in the State Treasury at the time an appropriation is enacted.

Current Fiscal Year Budget

The 2022 Budget continues to build reserves and pay down the state’s debts and liabilities, and includes the major components described below.

•	K-14 Education under Proposition 98 — $95.4 billion total funding, of which $71 billion is from the General Fund and remainder of which is from other funds, including local property taxes;

•

Higher Education — total state funding of $29.4 billion for all major segments of higher education, including $24.3 billion from the General Fund. The remaining funds include amounts from special and bond funds;

•	Health and Human Services — total state funding for these programs of $101.2 billion, of which $67.9 billion is from the General Fund and $33.3 billion is from special funds; and

•	Public Safety — total state funding of $18.8 billion, of which $14.7 billion is from the General Fund and $4 billion is from special funds, for the Department of Corrections and Rehabilitation.

Economic Overview

California’s economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, manufacturing, tourism, construction, and services. The makeup of the State economy generally mirrors that of the national economy.

California’s total population was estimated at 39.19 million as of January 2022, a decline of 0.30 percent from the previous year. Since 2010, the state has grown by 2 million persons. Births and net migrants to California have seen substantial declines recently, resulting in downward revisions to current population estimates. Provisional births for fiscal year 2020-21 totaled approximately 420,000, a decrease of 3.9 percent from 437,000 births during fiscal year 2019-20. Net migration (in-migration minus

16

out-migration), which averaged 53,000 persons per year during fiscal years 2010-11 through 2014-15, turned negative mid-decade and declined to -249,000 in fiscal year 2020-21 as fewer individuals moved to the state and immigration was still restricted due to the pandemic. International migration, which accounts for a significant proportion of California’s annual net migration and its growth, was largely suspended from March 2020 through February 2021 by executive order.

The 2020 total fertility rate in California, at 1.61 children per woman, is lower than the U.S. average (1.71); both have shown steady declines in recent years. Low fertility may lead to declining school enrollment and reductions in the size of the future labor force, although those effects may be mitigated by migration patterns, labor force participation rates, and other factors affecting school enrollment and attendance rates.

California’s life expectancy at birth was approximately 81 years in 2019, among the highest of any U.S. state and well above the national average of 78.8 years. Greater longevity and lower fertility may eventually lead to an older population in California than the U.S. and an increased dependency ratio of retirement age to working age adults, although these dynamics and their consequences will be determined by migration patterns, labor force attachment, and transfer payments, among other factors. Consistent with the nation, the COVID-19 pandemic has reduced life expectancy by two years for Californians; however, significant further drops are unlikely. As COVID-19 becomes more endemic, continued increase in life expectancy is expected.

California has a similar age structure as the remainder of the United States with 22.1 percent of Californians under 18 years and 16.8 percent age 65 and older. Population growth rates will vary by age group. Although the state’s overall projected five-year growth is 2.4 percent (reaching 40.2 million in 2026), the 25-64 year old working-age population is anticipated to decrease 0.5 percent (to 20 million in 2026). Among younger ages, the 5-17 year old school-age group is expected to decline by 3.7 percent (to 6.2 million in 2026) and the 18-24 year old college age group is expected to increase by 1.8 percent (to just over 4 million in 2026). Related to lower births in recent years, the 0-4 preschool-age group is expected to decrease by 3.6 percent (to 2.1 million in 2026). The population of the 65 and older retirement-age group is expected to expand rapidly (by 19.2 percent, to 7.9 million in 2026).

In long-term projections, California’s population continues to increase, and is projected to reach 43.5 million by 2060. With population aging, deaths are expected to increase more than births, and this will lessen the state’s growth over time, but projected gains from migration—in line with California’s historical patterns—bolster younger age groups in each projection year, allowing continued population growth. The projections assume that there are no major natural catastrophes or wars that affect the state or the nation, and that economic stability continues throughout the forecast period, which runs through the end of calendar year 2060. The impact of the COVID-19 pandemic on California’s population is still uncertain. COVID-19 and the related impacts on the economy and labor force created conditions that could have significant impacts on population growth. There were 64,000 more deaths in fiscal year 2020-21 compared to the same period of fiscal year 2019-20. Most of this increase is due to the pandemic, with a majority of the deaths occurring during December 2020 and January 2021 (41,000 and 47,800 deaths, respectively, compared to the 28,600 average monthly deaths for that period). Births were down approximately 24,500 from 2019-20 to 2020-21, and are expected to grow slightly in fiscal year 2021-22. Overall population growth rates will likely be negative in the immediate future, and forecasted trends may take years to recover.

Litigation

The State is a party to numerous litigation matters. Certain of these proceedings have been identified by the State as having a potentially significant fiscal impact upon the State’s expenditures or its revenues.

***

Insurance Feature

The Municipal Portfolios and the Tax-Aware Overlay B, C, and N Portfolios may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by monoline insurance companies. During the 2008-2009 financial crisis, there were several insurers writing policies on municipal bonds that were downgraded (in most cases, severely downgraded). It is possible that additional downgrades may occur. Certain NRSROs’ ratings reflect the respective NRSRO’s current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable NRSRO. The ratings are not recommendations to buy, sell or hold the municipal bonds, and such ratings may be subject to revision or withdrawal at any time by the NRSRO. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the municipal bonds.

17

It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. Moreover, while insurance coverage for the municipal securities held by the Portfolios may reduce credit risk, it does not protect against market fluctuations caused by changes in interest rates and other factors. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing insured municipal securities, the Manager currently evaluates the risk and return of such securities through its own research.

Non-U.S. Stock Portfolios and Small Cap Core Portfolio: Temporary Defensive Positions and Fixed-Income Securities

At times, when the Manager believes that economic or market conditions warrant, any of the Emerging Markets Portfolio, the International Strategic Equities Portfolio and the International Small Cap Portfolio (collectively, the “Non-U.S. Stock Portfolios”) and Small Cap Core Portfolio may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or investment-grade debt, may hold cash, or may utilize options on securities and securities indices and futures contracts and options on futures, to hedge or modify exposure to certain equity positions. Each of the Non-U.S. Stock Portfolios also may temporarily invest part or all of its portfolio in equity securities of U.S. issuers. Each of the Non-U.S. Stock Portfolios may invest in fixed-income securities and enter into foreign currency exchange contracts and options on foreign currencies and may utilize options on securities and securities indexes and futures contracts and options on futures.

The Non-U.S. Stock Portfolios and Small Cap Core Portfolio may invest uncommitted cash balances in fixed-income securities. Fixed-income securities may also be held to maintain liquidity to meet shareholder redemptions, and, although the situation occurs infrequently, these securities may be held in place of equities when the Manager believes that fixed-income securities will provide total returns comparable to or better than those of equity securities.

With respect to the International Strategic Equities Portfolio, International Small Cap Portfolio and Small Cap Core Portfolio, fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers that at the time of purchase are rated BBB, A-2, SP-2 or higher by S&P, BBB, F-2 or higher by Fitch, or Baa, P-2 or higher by Moody’s or the equivalent by any other NRSRO; or, if unrated, are in the Manager’s opinion comparable in quality. Securities that are rated BBB, A-2, SP-2 or higher by S&P, BBB, F-2 or higher by Fitch or Baa, P-2 or higher by Moody’s or the equivalent by any other NRSRO are considered investment grade by the applicable NRSRO (for a description of these rating categories, see Appendix A). However, securities that are rated BBB, A-2 or SP-2 by S&P, BBB or F-2 by Fitch or Baa or P-2 by Moody’s or the equivalent by any other NRSRO may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities. Bonds with investment grade ratings at time of purchase may be retained, at the Manager’s discretion, in the event of a rating reduction.

With respect to the Emerging Markets Portfolio, fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. or foreign governments; obligations of supranational organizations; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers. Fixed-income instruments of emerging-market companies and countries may be rated below investment grade or are unrated but equivalent to those rated below investment grade by internationally recognized rating agencies. The Portfolio will generally invest less than 35% of its total assets in fixed-income securities. Securities rated in the medium- to lower-rating categories of NRSROs and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Portfolio does not intend to purchase debt securities that are in default.

Additional Risks of Investing in Emerging Markets

Investing in securities of companies in emerging-market countries entails greater risks than investing in securities in developed markets. The risks include but are not limited to the following:

Investment Restrictions

Some emerging-market countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Intermediate Duration Portfolio, Non-U.S. Stock Portfolios and Overlay Portfolios. For example, certain emerging-market countries may require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in the country, or limit the investment by foreign persons to only specific classes of

18

securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain emerging-market countries may restrict investment opportunities in issuers or industries deemed important to national interests. Some emerging-market countries may impose restrictions on repatriation of investment income and capital to foreign investors. The manner in which foreign investors may invest in companies in these emerging-market countries, as well as limitations on such investments, may have an adverse impact on the operations of a Portfolio.

Possibility of Theft or Loss of Assets

Security settlement and clearance procedures in some emerging-market countries may not fully protect the Intermediate Duration Portfolio, Non-U.S. Stock Portfolios and Overlay Portfolios against loss or theft of its assets. By way of example and without limitation, a Portfolio could suffer losses in the event of a fraudulent or otherwise deficient security settlement, or theft or default by a broker, dealer, or other intermediary. The existence of overburdened infrastructure and obsolete financial systems exacerbates the risks in certain emerging-market countries.

Settlement and Brokerage Practices

Brokerage commissions, custodial services, and other costs relating to investment in emerging-market countries are generally more expensive than in the United States. For example, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of Portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the Portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

Less Sophisticated Regulatory and Legal Framework

In emerging-market countries, there is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, issuers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower. There may also be a lower level of monitoring of activities of investors in emerging securities markets, and enforcement of existing regulations may be limited or inconsistent. The prices at which a Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Portfolio in particular securities.

The sophisticated legal systems necessary for the proper and efficient functioning of modern capital markets have yet to be developed in most emerging-market countries, although many of these countries have made significant strides in this area in the past few years. A high degree of legal uncertainty may therefore exist as to the nature and extent of investors’ rights and the ability to enforce those rights in the courts. Many advanced legal concepts which now form significant elements of mature legal systems are not yet in place or, if they are in place, have yet to be tested in the courts. It is difficult to predict with any degree of certainty the outcome of judicial proceedings (often because the judges themselves have little or no experience with complex business transactions), or even the measure of damages which may be awarded following a successful claim.

Less Information on Companies and Markets

Many of the foreign securities held by a Portfolio will not be registered with the U.S. Securities and Exchange Commission (the “SEC”), nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will generally be less publicly available information concerning foreign issuers of securities held by a Portfolio than will be available concerning U.S. companies. Foreign companies, and in particular companies in emerging-markets countries, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

Market Disruption

Natural disasters and widespread disease, including pandemics, are typically highly disruptive to economies and markets. The COVID-19 pandemic has led, and may continue to lead, to increased market volatility. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a natural disaster or a pandemic. Natural disasters and health crises may also result in significant disruptions to important supply chains.

19

A climate of uncertainty or panic may prevail, which may adversely affect all economies and reduce the availability or value of investments. Adverse effects, including their severity and consequences, may not be foreseen and may be more pronounced for developing or emerging market countries that have less established health care systems.

Additional Risks of Investing in the Portfolios

Environmental and Climate Risks

Assets of companies in which the Portfolios invest may be affected by environmental conditions and climate change patterns. Certain geographic regions may be exposed to adverse weather conditions, including natural disasters and extreme weather events such as hurricanes, earthquakes, wildfires, droughts, heat waves and rising sea levels. As compared to developed markets, emerging markets may be more impacted by environmental conditions and climate change patterns due to having less resources to mitigate the adverse effects. Extreme weather patterns may also have a negative impact on issuers in the agricultural, commodity and natural resources sector. Legislative and regulatory actions that are intended to address environmental and climate risks may adversely affect the companies in which the Portfolios may invest.

INVESTMENT RESTRICTIONS

All of the Portfolios are subject to fundamental investment restrictions. The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the applicable Fund. “A majority of the outstanding securities” of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of a single Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other Portfolios. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

Investment Restrictions of the Short Duration Municipal Portfolio

The Short Duration Diversified Municipal Portfolio may not, except as otherwise provided herein:

1)	Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

2)

Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

3)

Borrow money including pursuant to reverse repurchase agreements except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio’s total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The Portfolio may not enter into reverse repurchase agreements if the Portfolio’s obligations thereunder would be in excess of one-third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements;

4)	Issue senior securities, except as permitted under the 1940 Act;

5)	Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

6)

Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

7)	Purchase oil, gas or other mineral interests;

8)

Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio’s total assets will be lent to other parties;

9)	Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

10)

Purchase any security if, as a result, more than 25% of the Portfolio’s total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of states, possessions or territories of the U.S. are not considered to be invested in any industry);

20

11)

Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio’s total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer;

12)	Make investments for the purpose of exercising control or management; or

13)	Invest, under normal circumstances, less than 80% of its net assets in Municipal Securities.

The following investment limitations are not fundamental, and may be changed without shareholder approval. The Short Duration Municipal Portfolio currently does not intend to:

1)

Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets;

2)

Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“144A securities”) that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days;

3)

Invest in securities of other investment companies except in the open market where no commission other than the ordinary broker’s commission is paid or except when the purchase is part of a plan of merger, consolidation, reorganization or acquisition; any such purchase will be in compliance with the 1940 Act;

4)

Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer; or

5)	Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio’s total assets.

Investment Restrictions of the Fixed-Income Portfolios (Other Than the Short Duration Municipal Portfolio)

None of the Short Duration Plus Portfolio, the New York Municipal Portfolio, the Diversified Municipal Portfolio, the California Municipal Portfolio, or the Intermediate Duration Portfolio will, except as otherwise provided herein:

1)	Purchase securities on margin, but any Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

2)	Make short sales of securities or maintain a short position;

3)

Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and reverse repurchase agreements may be considered senior securities or loans and except that any Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Portfolio may not purchase a security while borrowings (other than forward commitments and reverse repurchase agreements which may be considered loans) exceed 5% of its total assets. A Portfolio may not enter into reverse repurchase agreements if the Portfolio’s obligations thereunder would be in excess of one-third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements;

4)	Purchase or sell commodities or commodity contracts, except financial futures and options thereon;

5)

Purchase or sell real estate or interests in real estate, although each Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

6)	Purchase oil, gas or other mineral interests;

21

7)	Lend money, except to the extent that repurchase agreements or the purchase of fixed-income securities may be considered loans of money or loan participations;

8)	Lend securities if, as a result, the total current value of the loaned securities is equal to more than 30% of the Portfolio’s total assets;

9)	Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

10)

Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

11)

Purchase any security if, as a result, more than 25% of the Portfolio’s total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction as applied to all Portfolios but the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry. For purposes of this restriction as applied to the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry);

12)

Invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities if as a result of the purchase less than 75% of the Portfolio’s total assets is represented by cash and cash items (including receivables), Government securities, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Portfolio determined at the time of investment. (This restriction does not apply to the New York Municipal Portfolio or the California Municipal Portfolio);

13)	Purchase any security if, as a result, it would hold more than 10% of the voting securities of any issuer;

14)	Make investments for the purpose of exercising control or management;

15)	Invest in securities of other registered investment companies;

16)	Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants; or

17)

With respect to the New York Municipal Portfolio, Diversified Municipal Portfolio and the California Municipal Portfolio, invest, under normal circumstances, less than 80% of its net assets in Municipal Securities. The New York Municipal Portfolio and the California Municipal Portfolio may not invest, under normal circumstances, less than 80% of each of its net assets in a portfolio of Municipal Securities issued by the named state or its political subdivisions, or otherwise exempt from the named state’s income tax.

The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Short Duration Plus Portfolio, the New York Municipal Portfolio, the Diversified Municipal Portfolio, the California Municipal Portfolio, or the Intermediate Duration Portfolio currently intends to:

1)

Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding 144A securities that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; or

2)	Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio’s total assets.

Investment Restrictions of the Emerging Markets Portfolio

The Emerging Markets Portfolio may not, except as otherwise provided herein:

1)	Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

2)

Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

22

3)

Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio’s total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. Borrowings, including reverse repurchase agreements, will not exceed 33 1/3%;

4)	Issue senior securities, except as permitted under the 1940 Act;

5)	Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

6)

Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

7)	Purchase oil, gas or other mineral interests;

8)

Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio’s total assets will be lent to other parties;

9)	Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

10)

Purchase any security if, as a result, more than 25% of the Portfolio’s total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

11)

Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio’s total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer; or

12)	Make investments for the purpose of exercising control or management.

The following investment limitations are not fundamental, and may be changed without shareholder approval. The Emerging Markets Portfolio currently does not intend to:

1)

Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio’s obligations thereunder would be in excess of one-third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

2)

Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding 144A securities that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; or

3)

Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or if the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

Investment Restrictions of the Overlay Portfolios

As a matter of fundamental policy, each Portfolio may not:

1)

Concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

2)

Issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations.

23

For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

3)

Make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

4)

Purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

5)

Purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

6)

Act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “Securities Act”).

As a fundamental policy, these Portfolios are diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Portfolios’ assets consist of:

•	Cash or cash items;

•	Government securities;

•	Securities of other investment companies; and

•	Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

Investment Restrictions of the International Strategic Equities Portfolio, International Small Cap Portfolio and Small Cap Core Portfolio

As a matter of fundamental policy, each of the International Strategic Equities Portfolio, International Small Cap Portfolio and Small Cap Core Portfolio may not:

1)

Concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

2)

Issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

3)

Make loans except through (i) the purchase of debt obligations or other credit instruments; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

4)

Purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

5)	Purchase and sell commodities, except to the extent allowed by applicable law; and

6)

Act as an underwriter of securities, except that the Portfolio may acquire securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

24

Each of the International Strategic Equities Portfolio, International Small Cap Portfolio and Small Cap Core Portfolio has also adopted the following non-fundamental investment restriction: Each Portfolio may not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Portfolio has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1). This policy may be changed by the Board of Directors of the Bernstein Fund without shareholder approval.

The following descriptions of the 1940 Act and accompanying notations are intended to assist investors in understanding the above policies and restrictions for the International Strategic Equities Portfolio, International Small Cap Portfolio and Small Cap Core Portfolio. These descriptions and notations are not considered to be part of the International Strategic Equities Portfolio, International Small Cap Portfolio and Small Cap Core Portfolio’s fundamental investment restrictions and are subject to change without shareholder approval. Unless otherwise disclosed in this registration statement, the Portfolios generally measure compliance with the percentage limitations expressed in these restrictions at the time of investment.

•

Concentration. With respect to the fundamental policy relating to concentration set out in (1) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of more than 25% of an investment company’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. For purposes of this concentration policy, the Bernstein Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with guidance and interpretive positions issued by the SEC or its staff.

•

Senior Securities and Borrowings. With respect to the fundamental policy relating to issuing senior securities and borrowing money set out in (2) above, the 1940 Act restricts the ability of an open-end investment company from issuing senior securities or borrowing money. The 1940 Act, however, permits (among other things) the Bernstein Fund to borrow money in amounts of up to one-third of the Bernstein Fund’s total assets from banks for any purpose, and to borrow up to an additional 5% of the Bernstein Fund’s total assets from banks or other lenders for temporary purposes. (The Bernstein Fund’s total assets include the amounts being borrowed.) Certain trading practices and investments, such as reverse repurchase agreements or derivatives, may be considered to be borrowings or involve leverage and thus may be subject to 1940 Act restrictions on borrowings or the issuance of senior securities. In accordance with guidance and interpretations of the SEC and its staff, the policy in (2) above will be interpreted to permit the Bernstein Fund to engage in trading practices and investments that may be considered to be borrowings, involve leverage or the issuance of senior securities to the extent permitted by the 1940 Act and the rules thereunder (or guidance or interpretations of the 1940 Act) and to permit the Bernstein Fund to enter into offsetting positions in accordance with the 1940 Act and the rules thereunder or guidance and interpretations of the SEC and its staff as necessary to avoid the issuance of a senior security or borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

•

Loans. With respect to the fundamental policy relating to lending set out in (3) above, the 1940 Act does not prohibit the Bernstein Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit investment companies from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

•

Real Estate. With respect to the fundamental policy relating to investments in real estate set out in (4) above, the 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments.

•

Commodities. With respect to the fundamental policy relating to investments in commodities set out in (5) above, the 1940 Act does not directly restrict an investment company’s ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments. To the extent applicable, the Bernstein Fund will also comply with the requirements of the Commodity Exchange Act (“CEA”), and the rules adopted by the Commodity Futures Trading Commission (“CFTC”) thereunder or any applicable exclusion from those rules.

25

•

Underwriting. With respect to the fundamental policy relating to underwriting securities set out in (6) above, it is not believed that the application of the Securities Act would cause the Bernstein Fund to be engaged in the business of underwriting. The policy in (6) above, however, will be interpreted not to prevent the Bernstein Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Bernstein Fund may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

* * *

With respect to any Portfolio of the SCB Fund or the Bernstein Fund, for purposes of determining the amount of portfolio securities that may be lent by the Portfolio to other parties in accordance with the investment restrictions set forth above, “total assets” of the Portfolio shall be determined in accordance with SEC interpretations issued from time to time.

26

INVESTMENTS

Each Overlay Portfolio may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments, that provide investment exposure to a variety of asset classes. These asset classes may include: fixed income instruments and equity securities of issuers located within and outside the United States, real estate related securities, below investment grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Overlay Portfolios, the Manager seeks to manage the volatility of either an equity-oriented or fixed-income asset allocation over the long term, as part of an investor’s overall asset allocation managed by Bernstein. The Overlay Portfolios’ asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives. The Overlay Portfolios expect to invest in other funds (such as other registered funds advised by the Manager (“AB Mutual Funds”) or exchange-traded funds (“ETFs”)) to gain exposure to certain asset classes.

Subject to each Fixed-Income Portfolio’s investment policies, each Fixed-Income Portfolio will primarily be invested in, and each Overlay Portfolio may invest in, debt securities, including, but not limited to: (i) obligations issued or guaranteed as to principal and interest by the U.S. government or the agencies or instrumentalities thereof; (ii) obligations of supranational agencies; (iii) straight and convertible corporate bonds and notes; (iv) loan participations; (v) commercial paper; (vi) obligations (including certificates of deposit, time deposits and bankers’ acceptances) of thrifts and banks; (vii) mortgage-related securities; (viii) asset-backed securities; (ix) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax-exempt; (x) guaranteed investment contracts and bank investment contracts; (xi) variable and floating rate securities; (xii) private placements, preferred stock and foreign securities. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolios. The Non-U.S. Stock Portfolios will invest primarily in foreign equity securities, but may, under some circumstances invest in fixed-income securities. The Small Cap Core Portfolio will invest primarily in equity securities, but may, under some circumstances, invest in fixed-income securities. The Overlay Portfolios may obtain equity exposure by investing in common stocks, preferred stocks, warrants and convertible securities of U.S. and foreign issuers, including sponsored or unsponsored ADRs, GDRs and derivatives. Of course, the extent to which each of the Portfolios emphasizes each of the categories of investment described depends upon the investment objectives and restrictions of that Portfolio. Some information regarding some of these types of investments is provided below. The following information about the Portfolios’ investment policies and practices supplements the information set forth in the Prospectus.

Municipal Securities

Municipal Securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities or the District of Columbia, where the interest from such securities is, according to the information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Although the Portfolios may invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities or the District of Columbia, where the interest from such securities is not exempt from federal income tax, these securities will not be considered Municipal Securities for the purpose of determining the portions of the Municipal Portfolios’ and Overlay Portfolios’ assets that are invested in Municipal Securities.

Municipal Securities include “private activity bonds” such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax. The credit quality of private activity bonds are tied to the credit standing of related corporate issuers.

The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. The term “issuer” means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

27

Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the Municipal Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the Portfolios’ investment objectives depends in part on the continuing ability of the issuers of Municipal Securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal Securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.

After purchase by a Portfolio, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Manager will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by NRSROs may change as a result of changes in such organizations or their rating systems, the Manager will attempt to use such changed ratings in a manner consistent with a Portfolio’s quality criteria as described in the Prospectus.

Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Securities for investment by a Portfolio and the value of the Portfolios would be affected. Additionally, the Portfolios’ investment objectives and policies would be reevaluated.

Mortgage-Related Securities

Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this SAI as “mortgage-related securities.” Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government. In the case of mortgage-related and asset-backed securities that are not backed by the United States Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

One type of mortgage-related security is a Government National Mortgage Association (“GNMA”) Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. government. Another type is a Federal National Mortgage Association (“FNMA”) Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security in which one or more of the Portfolios might invest is a Federal Home Loan Mortgage Corporation (“FHLMC”) Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. government.

The U.S. government has provided financial support to FHLMC and FNMA in the past, although there is no assurance that it will do so in the future.

Under the direction of the Federal Housing Finance Agency, FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (“UMBS”) (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates.

The Portfolios may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. government, these pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolios will take such insurance into account in determining whether to invest in such pools.

The Portfolios may invest in Real Estate Mortgage Investment Conduits (“REMICs”) and collateralized mortgage obligations (“CMOs”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

28

Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Fixed-Income Portfolios and Overlay Portfolios may invest in debt obligations that are REMICs or CMOs; provided that, other than the Short Duration Municipal Portfolio and the Overlay Portfolios, the entity issuing the REMIC or CMO is not a registered investment company.

In another version of mortgage-related securities, all interest payments go to one class of holders — “Interest Only” or “IO”—and all of the principal goes to a second class of holders — “Principal Only” or “PO.” The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. government or its agencies and instrumentalities that are backed by fixed rate mortgages may have greater liquidity than other types of IOs and POs.

Payments to the Portfolios from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolios generally receive prepayments of principal in addition to the principal that is part of the regular monthly payments.

A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease more than other debt securities. The Portfolios normally do not distribute principal payments (whether regular or prepaid) to their shareholders. Rather, they invest such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolios is, however, reflected in dividends to shareholders.

Another type of mortgage-related security, known as Government Sponsored Enterprise (“GSE”) Risk-Sharing Bonds or Credit Risk Transfer securities (“CRTs”), transfers a portion of the risk of borrower defaults from the GSEs to investors through the issuance of a bond whose return of principal is linked to the performance of a selected pool of mortgages. CRTs are issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. Typically, CRTs are issued at par and have stated final maturities. CRTs are structured so that: (i) interest is paid directly by the issuing GSE and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans acquired by the GSE.

The risks associated with an investment in CRTs differ from the risks associated with an investment in MBS issued by GSEs because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor. As a result, in the event that a GSE fails to pay principal or interest on a CRT or goes through bankruptcy, insolvency or similar proceeding, holders of such CRT have no direct recourse to the underlying mortgage loans.

Asset-Backed Securities

The Portfolios may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards. Two examples of such asset-backed securities are CARS and CARDS. CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDS are participations in revolving pools of credit-card accounts. These securities may have varying terms and degrees of liquidity. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third-party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolios.

29

In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller’s security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.

Private Placements

The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act so as to permit their sale to the public (“restricted securities”). Restricted securities may be sold only in privately negotiated transactions. These securities may be more difficult to trade or dispose of than other types of securities.

Where registration of restricted securities is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value pursuant to policies approved by the Board. If trading in restricted securities were to decline to limited levels, the liquidity of Portfolio investments could be adversely affected.

Loan Participations and Assignments

The Short Duration Plus Portfolio, the Intermediate Duration Portfolio and the Overlay Portfolios may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between borrowers and one or more financial institutions (“Lenders”). Such loans are often referred to as bank loan debt. A Portfolio’s investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. A Portfolio’s investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation impaired. A Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher by a NRSRO.

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio and calculating its asset value.

Foreign (Non-U.S.) Fixed-Income Securities

While the Short Duration Plus Portfolio and the Intermediate Duration Portfolio generally invest in domestic securities, each of these Portfolios and the Overlay Portfolios may also invest in foreign-fixed income securities of the same type and quality as the domestic securities in which it invests when the anticipated performance of the foreign debt securities is believed by the Manager to offer more potential than domestic alternatives in keeping with the investment objectives of the Portfolios. Short Duration Plus

30

Portfolio may invest up to 20% of its total assets in foreign securities, which includes both U.S. Dollar denominated and non-U.S. Dollar denominated securities. Intermediate Duration Portfolio may invest up to 25% of its total assets in non-U.S. Dollar denominated securities and may invest without limit in U.S. Dollar denominated foreign securities. The Short Duration Plus Portfolio, the Intermediate Duration Portfolio and the Overlay Portfolios may invest in foreign fixed-income securities that may involve risks in addition to those normally associated with domestic securities. These risks include currency risks and other risks described under the section “Certain Investment Risks of the Non-U.S. Stock Portfolios and Overlay Portfolios” above.

Warrants

The Portfolios may invest in warrants. Warrants are securities that give a Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Bank Obligations

The Portfolios may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers’ acceptances) of thrift institutions and commercial banks.

Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates.

Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

A banker’s acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

The Portfolios expect to invest no more than 5% of any Portfolio’s net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the Federal Deposit Insurance Corporation (“FDIC”) or a similar regulatory authority. The Portfolios limit their purchases of bank obligations to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by S&P, Fitch or Moody’s or the equivalent by any other NRSRO or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the Intermediate Duration, Short Duration Plus Portfolios and Overlay Portfolios limit their purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by S&P, Fitch or Moody’s, or the equivalent by any other NRSRO or of securities which are not rated but which are determined by the Manager to be of comparable quality. Although insured banks are subject to supervision and examination by the FDIC, investments in the Portfolios are not insured.

Convertible Securities

The Portfolios may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the “conversion price”) into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock. As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

Equity Securities

The equity securities in which the Non-U.S. Stock Portfolios, the Small Cap Core Portfolio and Overlay Portfolios may invest include common and preferred stocks, warrants and convertible securities. The Non-U.S. Stock Portfolios and Overlay Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), or other similar securities convertible into securities of foreign issuers without limitation. ADRs are

31

receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. In some circumstances — e.g., when a direct investment in securities in a particular country cannot be made — the Non-U.S. Stock Portfolios and Overlay Portfolios, in compliance with provisions of the 1940 Act, may invest in the securities of investment companies that invest in foreign securities. As a shareholder in an investment company, each of these Portfolios will bear its ratable share of the underlying fund’s management fees and other expenses, and will remain subject to payment of the Portfolio’s management and other fees with respect to assets so invested. Equity securities of non-U.S. issuers may have somewhat different features than those of U.S. equities. To illustrate, the Portfolios may purchase “Savings Shares,” which are equity securities which have priority rights (compared with preferred or ordinary common shares) to dividends and on any liquidation of the issuer but which carry no voting rights.

Other Securities

It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolios, subject to Board guidelines.

Derivatives

Each Overlay Portfolio intends to use derivatives to achieve its investment objective. All other Portfolios may, but are not required to, use derivatives for hedging or risk management purposes or as part of its investment strategies. At times, a Portfolio’s exposure to derivatives may be significant. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

There are four principal types of derivatives — options, futures contracts, forward contracts and swaps. These principal types of derivative instruments, as well as the methods in which they may be used by a Portfolio are described below. Derivatives include listed and cleared transactions where the Portfolio’s derivative trade counterparty is backed by an exchange or clearinghouse and non-cleared bilateral “over-the-counter” (“OTC”) transactions that are privately negotiated and where the Portfolio’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions are expected to be subject to less counterparty credit risk than those that are bilateral and privately negotiated. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call”) or sell (a “put”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

32

None of the Fixed Income Portfolios and the Non-U.S. Stock Portfolios will write any option if, immediately thereafter, the aggregate value of the Portfolio’s securities subject to outstanding options would exceed 25% of its net assets, except for derivative transactions in respect of foreign currencies.

Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the “notional” principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments). Generally, other than as described below, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, among other types of swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Portfolios post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. The SEC may adopt similar clearing and execution requirements in respect of certain security-based swaps. Privately negotiated swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

Municipal Market Data Rate Locks. The Municipal Portfolios and the Overlay Portfolios may purchase and sell Municipal Market Data Rate Locks (“MMD Rate Locks”). An MMD Rate Lock permits a Municipal Portfolio or an Overlay Portfolio to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. A Municipal Portfolio or an Overlay Portfolio may use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between a Municipal Portfolio or an Overlay Portfolio and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Municipal Portfolio or an Overlay Portfolio buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Municipal Portfolio or the Overlay Portfolio equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Municipal Portfolio or the Overlay Portfolio will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by a Municipal Portfolios or an Overlay Portfolio.

Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

•	Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio’s interest.

•

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio’s investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

•

Credit Risk. This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a “counterparty”) to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the exchange or clearinghouse, which is the issuer or counterparty to each derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For uncleared OTC derivatives, there is no similar clearing agency guarantee. Therefore, a Portfolio considers the creditworthiness of each counterparty to an uncleared OTC derivative in evaluating potential credit risk.

33

•

Illiquidity Risk. Illiquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

•

Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•

Regulatory Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), enacted in July 2010, includes provisions that comprehensively regulate OTC derivatives, such as OTC foreign currency transactions (subject to exemption from the U.S. Department of Treasury of physically-settled forward contracts from many of the requirements), interest rate swaps, swaptions, mortgage swaps, caps, collars and floors, and other OTC derivatives that a Portfolio may employ in the future. The Dodd-Frank Act authorizes the SEC and the CFTC to mandate that a substantial portion of derivatives must be executed through regulated markets or facilities, and/or be submitted for clearing to regulated clearinghouses (as discussed below, the CFTC has mandated that certain interest rate swaps and index-based credit default swaps must be centrally cleared and traded through a regulated market or facility). Derivatives submitted for central clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse. The CFTC and prudential regulators also have imposed variation margin requirements on non-cleared OTC derivatives and are phasing in initial margin requirements for those transactions. The SEC regulations for non-cleared margin requirements for security-based swaps became effective in October 2021. OTC derivatives intermediaries typically demand the unilateral ability to increase a counterparty’s collateral requirements for cleared OTC derivatives beyond any regulatory and clearinghouse minimums. These requirements may increase the amount of collateral a Portfolio is required to provide and the costs associated with OTC derivatives transactions. Regulations under the Dodd-Frank Act are now in effect that require derivatives dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC derivatives with a Portfolio. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC derivatives were phased-in through 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Portfolio, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of affiliate credit enhancements (such as guarantees) in the event that the bank-regulated counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Portfolio’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements.

As discussed above, OTC derivatives are subject to Credit Risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse. However, a Portfolio will not face a clearinghouse directly but rather through an OTC derivatives intermediary that is registered with the CFTC or SEC to act as a clearing member. A Portfolio may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.

The SEC and CFTC also have required, or may in the future require, a substantial portion of derivative transactions that are currently executed on a bilateral basis in the OTC markets to be executed through a regulated securities, futures or swap exchange or execution facility. Certain CFTC-regulated derivatives are already subject to these rules and the CFTC expects to subject additional OTC derivatives to such trade execution rules in the future. The SEC has adopted similar requirements for the OTC derivatives that it regulates, which became effective in 2021. Such requirements may make it more difficult and costly for a Portfolio to enter into highly tailored or customized transactions. They may also render certain strategies in which a Portfolio might otherwise engage impossible or so costly that they will no longer be economical to implement. If a Portfolio decides to become a direct member of one or more of these exchanges or execution facilities, the Portfolio will be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements

OTC derivative dealers are currently required to register with the CFTC and are required to register with the SEC with respect to security-based swaps. Dealers are subject to new minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements further increase the overall costs for OTC derivative dealers, which costs may be passed along to a Portfolio as market changes continue to be implemented.

34

In addition, the CFTC and U.S. commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on U.S. commodities exchanges. For example, the CFTC currently imposes speculative position limits on futures and option contracts on a number of agricultural commodities (e.g., corn, oats, wheat, soybeans and cotton) and U.S. commodities exchanges currently impose speculative position limits on many other commodities. In October 2020, the CFTC adopted new rules regarding speculative position limits, which impose position limits on certain futures and options on futures contracts, as well as physical commodity swaps that are “economically equivalent” to such contracts. A Portfolio could be required to liquidate positions it holds in order to comply with such limits, or may not be able to fully implement trading instructions generated by its trading models, in order to comply with such limits. Any such liquidation or limited implementation could result in substantial costs to a Portfolio.

The SEC has adopted Rule 18f-4 under the 1940 Act, which governs the use of derivatives and certain other forms of leverage by registered investment companies. Since its compliance date of August 19, 2022, Rule 18f-4 has, among other things, required funds whose use of derivatives is more than a limited specified exposure amount to impose limits based on value-at-risk, or “VaR,” on the amount of derivatives and certain other forms of leverage into which a fund can enter and requires such funds to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of futures, options and swaps markets in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits, and increased margin requirements for various types of futures. These regulations and actions may adversely affect a Portfolio’s ability to execute its investment strategy.

Recently, the CFTC approved changes to Part 190 of its regulations, which govern bankruptcy proceedings for futures brokers and derivatives clearing organizations. The changes enhance protections available to each of SCB Fund and Bernstein Fund and their respective shareholders upon the bankruptcy of such intermediaries, who act in respect to cleared derivatives. These regulations have enhanced the protections available to funds engaged in derivatives transactions but have also increased the costs of engaging in such transactions. The adoption by the CFTC of changes to its Part 190 rules as well as adoption by the SEC of Rule 18f-4 may increase the costs of trading derivatives to each of SCB Fund and Bernstein Fund and their portfolios.

•

Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of a Portfolio’s counterparty to perform its obligations under the transaction. If the counterparty defaults, a Portfolio will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, a Portfolio could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Portfolio. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose a Portfolio to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

New regulations affecting derivatives transactions require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing and the CFTC and the SEC, as applicable, may in the future require additional types of derivatives to be subject to mandatory clearing. Under these new requirements, a central clearing organization is substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions is required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is intended to reduce, but not eliminate, counterparty risk. A Portfolio is subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations.

•

Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate with or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio’s use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio’s investment objective.

Other. The Portfolios may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the CEA, including potential registration as a “commodity pool operator”. If a Portfolio invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC, or if the Portfolio markets itself as providing investment exposure to such instruments, it could be subject to regulation by the CFTC. With respect to each Portfolio except the Overlay Portfolios, to the extent a Portfolio uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, an exclusion has been claimed for each Portfolio (except

35

the Overlay Portfolios) from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of each Portfolio (except the Overlay Portfolios). Due to the Overlay Portfolios’ potential use of CFTC Derivatives above the prescribed levels, however, each of the Overlay Portfolios will be considered a commodity pool subject to CFTC regulation. Accordingly, the Manager is the registered “commodity pool operator” with respect to the Overlay Portfolios, and as such must comply with certain recordkeeping, reporting and disclosure requirements but, under rules adopted by the CFTC, compliance with SEC disclosure and filing requirements will, for the most part, constitute compliance with comparable CFTC requirements.

Use of Options, Futures Contracts, Forward Contracts and Swaps by a Portfolio

Forward Currency Exchange Contracts

A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

The Short Duration Plus Portfolio, the Intermediate Duration Portfolio, the Non-U.S. Stock Portfolios and the Overlay Portfolios may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolios may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with their transactions in foreign currency futures contracts. The Portfolios may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

Under certain circumstances, each of the Non-U.S. Stock Portfolios and Overlay Portfolios may commit substantial portions or the entire value of its assets to the consummation of these contracts. The Manager will consider the effect a substantial commitment of assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities.

If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

The Short Duration Plus Portfolio, the Intermediate Duration Portfolio, the Non-U.S. Stock Portfolios and the Overlay Portfolios may also use forward currency exchange contracts to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. For example, a Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Manager expects the currency to increase in value. The Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Portfolio may enter into a foreign currency exchange contract to sell a currency if the Manager expects the currency to decrease in value. The Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved. The Portfolios will segregate and mark to market liquid assets in an amount at least equal to a Portfolio’s obligations under any forward currency exchange contracts.

Options on Securities

A Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

36

A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid. Options may also be purchased to alter the effective duration of the Fixed-Income Portfolios.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. The Overlay Portfolios may write covered options or uncovered options. The Fixed Income Portfolios, Non-U.S. Stock Portfolios and the Small Cap Core Portfolio may write (i.e., sell) only covered put and call options (except in respect of currency transactions) on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. They may also be sold to alter the effective duration of the Fixed-Income Portfolios. A call option written by a Portfolio is “covered” if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the exercise price of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than the exercise price of the put option it has written. Uncovered options or “naked options” are riskier than covered options. For example, if a Portfolio wrote a naked call option and the price of the underlying security increased, the Portfolio would have to purchase the underlying security for delivery to the call buyer and sustain a loss equal to the difference between the option price and the market price of the security, which could potentially be unlimited.

A Portfolio may also, as an example, write combinations of put and call options on the same security, known as “straddles”, with the same exercise and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. A Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., OTC) transactions. A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Manager, and the Manager has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be more difficult to trade or dispose of than other types of securities and it may not be possible for the Portfolio to effect a closing transaction at a time when the Manager believes it would be advantageous to do so.

Options on Securities Indexes

An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

A Portfolio may write (sell) call and put options and purchase call and put options on securities indices. If a Portfolio purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio’s investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio’s loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio’s security holdings.

37

A Portfolio may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the decline or increase in the value of the securities index is significantly below or above the exercise price of the written option, the Portfolio could experience a substantial loss.

The purchase of call options on securities indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.

Other Option Strategies

In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Portfolio may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indexes, futures contracts (including on individual securities and stock indexes) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, for the put options, the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option, or increases in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.

Options on Foreign Currencies

A Portfolio may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the U.S. Dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. Dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in U.S. Dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the U.S. Dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may write options on foreign currencies for hedging purposes or in an effort to increase returns. For example, where the Portfolio anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. Dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio will be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

38

In addition to using options for the hedging purposes described above, the Short Duration Plus Portfolio, the Intermediate Duration Portfolio, the Non-U.S. Stock Portfolios and the Overlay Portfolios may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. These Portfolios may use options on currency to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that security are not held by a Portfolio and do not present attractive investment opportunities. For example, a Portfolio may purchase call options in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, a Portfolio would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Portfolio for the purpose of benefiting from a decline in the value of a currency that a Portfolio does not own. A Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Special Risks Associated with Options on Currency. An exchange traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

Futures Contracts and Options on Futures Contracts

Futures contracts that a Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. government securities. A Portfolio may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

The Portfolios purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of trading activity. Options on futures contracts written or purchased by a Portfolio will be traded on exchanges or over-the-counter. These investment techniques are expected to be used by the Municipal Portfolios primarily to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date or to manage the effective maturity or duration of fixed-income securities. Other Portfolios may each purchase or sell options on futures contracts for hedging or other purposes.

Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio’s current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio. However, since the futures market is generally more liquid than the cash bond market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio’s cash reserves could then be used to buy long-term bonds on the cash market.

A Portfolio may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated

39

securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Portfolio’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, a Portfolio could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

A Portfolio may also engage in currency “cross hedging” when, in the opinion of the Manager, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such “cross hedging” is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

A Portfolio may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Purchases or sales of stock or bond index futures contracts may be used for investment purposes and may also be used for hedging or risk management purposes to attempt to protect a Portfolio’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio’s securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

Each Portfolio, other than the Overlay Portfolios, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio’s holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio’s losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The Fixed Income Portfolios, Non-U.S. Stock Portfolios and Small Cap Core Portfolio may write (i.e., sell) only covered put and call options on futures contracts. A Portfolio is considered “covered” with respect to a call option it writes on a futures contract if the Portfolio (i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its custodian liquid assets equal in value to the value of the security underlying the futures contract (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian. A Portfolio is considered

40

“covered” with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian; or (iii) owns a short position in the underlying futures contract.

The Portfolios may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

The Overlay Portfolios may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call, but the securities that the Portfolio intends to purchase may be less expensive.

If the Manager wishes to shorten the effective duration of a Fixed-Income Portfolio, the Manager may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the effective duration of a Fixed-Income Portfolio, the Manager may buy a futures contract or a call option thereon, or sell a put option.

Credit Default Swap Agreements

The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the “face amount” of the reference obligation in which case the Portfolio will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation. The value of the reference obligation received by the Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If the Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, illiquidity risk and credit risk.

A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by S&P, Fitch or Moody’s or equivalent ratings at any other NRSRO. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

Currency Swaps

The Short Duration Plus Portfolio, the Intermediate Duration Portfolio, the Non-U.S. Stock Portfolios and the Overlay Portfolios may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies. The Portfolios may also enter into currency swaps for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions.” Currency swaps involve the exchange by the Portfolios with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation and again upon termination of the transaction. Since currency swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its investments and its currency swaps

41

positions. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Portfolios will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest short-term rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If the creditworthiness of the Portfolio’s counterparty declines, the value of the swap agreement will likely decline, potentially resulting in losses. If there is a default by the other party to such a transaction, the Portfolios will have contractual remedies pursuant to the agreements related to the transactions.

Swaps: Interest Rate Transactions

A Portfolio may enter into interest rate swap, cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio may lose the net amount of interest payments that the Portfolio is contractually entitled to receive. A Portfolio also may invest in interest rate transaction futures.

Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

It may be more difficult for a Portfolio to trade or close out interest rate caps and floors in comparison to other types of swaps. Caps and floors do not involve the delivery of securities or other underlying assets or principal. A Portfolio will enter into bilateral swap agreements, including interest rate swap, swaptions, cap or floor transactions, only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. With respect to cleared interest rate swaps, the Manager will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker, but there are no prescribed NRSRO rating requirements for these entities.

The Municipal Portfolios generally expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Municipal Portfolios may also enter into these transactions to protect against price increases of securities the Manager anticipates purchasing for a Portfolio at a later date or as a duration management technique. All other Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes, as a duration management technique or to attempt to exploit mispricings in the bond markets.

Inflation (CPI) Swaps

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

Total Return Swaps

A Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. A Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

42

Variance and Correlation Swaps

A Portfolio may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the volatility of the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its “volatility”) over the length of the contract term. The parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. “Correlation” as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Certain standardized swaps, including certain interest rate swaps and credit default swaps, among other types of swaps, are subject to mandatory central clearing and trading on a registered electronic facility. Central clearing is expected, among other things, to reduce counterparty credit risk, but does not eliminate it completely.

Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. A Portfolio accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of swap contracts on the statement of operations.

Eurodollar Instruments

Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate (“LIBOR”), or another reference rate, and are subject to the same limitations and risks as other futures contracts and options. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, on December 16 2022, the U.S. Federal Reserve adopted legislation formally identifying benchmark rates based on SOFR that replace U.S. Dollar LIBOR in certain financial contracts after June 30, 2023 and it remains to be seen how quickly market participants will adopt the replacements for U.S. Dollar LIBOR. See “LIBOR Transition and Associated Risk” in the Portfolios’ Prospectus for additional information.

Structured Products

Each Portfolio may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

43

Investing in structured products may be more efficient and less expensive for a Portfolio than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may be more difficult to trade and price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Portfolio to the credit risk of the issuer of the structured product.

Structured Notes and Indexed Securities: Each Portfolio may invest in a particular type of structured instrument sometimes referred to as a “structured note”. The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile and more difficult to trade and price than less complex securities and instruments or more traditional debt securities.

Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose a Portfolio economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, a Portfolio might receive interest or principal payments on the note that are determined based upon a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, each Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that each Portfolio would receive as an investor in the trust. Each Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, and leverage risk and management risk. These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in a lack of liquidity for these instruments.

44

Synthetic Foreign Equity Securities

The Non-U.S. Stock Portfolios and Overlay Portfolios may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

Other types of synthetic foreign equity securities in which a Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

A Portfolio may acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Manager, which will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to illiquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

A Portfolio may also invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations.

Repurchase Agreements

Repurchase agreements are transactions in which a Portfolio purchases securities or other obligations from a bank, securities dealer (or its affiliate), or other counterparty and simultaneously commits to resell them to the counterparty at an agreed upon date or upon demand at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Normally, custody of the underlying obligations prior to their repurchase is maintained by the Portfolio, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Portfolio and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

45

The Fixed-Income Portfolios may seek additional income by investing in repurchase agreements pertaining only to U.S. government securities. Each Portfolio requires continual maintenance of collateral held by the Fund’s custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event of a counterparty’s bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into only with those banks (including State Street Bank and Trust Company, the Fund’s custodian), broker-dealers or other counterparties that are determined to be creditworthy by the Manager.

Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase agreements with banks, broker-dealers and other counterparties from time to time.

Reverse repurchase agreements involve sales by a Portfolio of portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, a Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Reverse repurchase agreements are considered to be a loan to a Portfolio by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Portfolio. By entering into reverse repurchase agreements, a Portfolio obtains additional cash to invest in other securities. A Portfolio may use reverse repurchase agreements for borrowing purposes as an alternative to bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow a Portfolio to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for a Portfolio’s shareholders when the Portfolio achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by a Portfolio on the reverse repurchase transactions. Whenever a Portfolio enters into a reverse repurchase agreement, it will either (i) comply with the asset coverage requirements of Section 18 of the 1940 Act and combine the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other securities representing indebtedness when calculating the Portfolio’s asset coverage ratio, or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the value-at-risk based limit on leverage risk.

Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

Currency Transactions

The Short Duration Plus Portfolio, the Intermediate Duration Portfolio, the Non-U.S. Stock Portfolios and the Overlay Portfolios may invest in securities denominated in foreign currencies and a corresponding portion of the Portfolios’ revenues will be received in such currencies. In addition, the Portfolios may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, swaps and options on currencies as described above. The Manager may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The U.S. Dollar equivalent of the Portfolios’ net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Portfolios’ income. Each Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Portfolios have this ability, there is no certainty as to whether and to what extent the Portfolios will engage in these practices.

46

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Portfolio’s NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Portfolio’s total assets, adjusted to reflect a Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, a Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

The Portfolios will incur costs in connection with conversions between various currencies. A Portfolio may hold foreign currency received in connection with investments when, in the judgment of the Manager, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if a Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolios must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolios may engage in certain currency hedging transactions, which themselves involve certain special risks.

At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Alternatively, a Portfolio may enter into a forward contract which provides for settlement by one party making a single one-way payment to the other party in the amount of the difference between the contracted forward rate and the current spot reference rate. The currency used for settlement may be one of the transaction currencies or a base currency, such as U.S. Dollars.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolios are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

The Portfolios do not intend to convert any holdings of foreign currencies into U.S. Dollars on a daily basis. A Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

There is no assurance that a forward contract counterparty will be able to meet its obligations under the forward contract or that, in the event of default by the counterparty a Portfolio will succeed in pursuing contractual remedies. The Portfolios assume the risk that they may be delayed in or prevented from obtaining payments owed to them pursuant to the contractual agreements entered into in connection with a forward contract.

47

Dollar Rolls

The Fixed-Income Portfolios may enter into dollar rolls. Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Fixed-Income Portfolios may also enter into a type of dollar roll known as a “fee roll.” In a fee roll, a Portfolio is compensated for entering into the commitment to repurchase by “fee income,” which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls may be considered to be borrowings by a Portfolio. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price.

When-Issued Securities and Forward Commitments

Each Portfolio may purchase securities offered on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. At the time a Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a “when, as and if issued” basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities.

If a Portfolio is fully or almost fully invested with “when-issued” or “forward commitment” transactions, the transactions may result in a form of leveraging. Leveraging a Portfolio in this manner may increase the volatility of the Portfolio’s NAV.

Forward commitments include “to be announced” (“TBA”) mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by GNMA, FNMA, or FHLMC (including fixed rate or variable rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

At the time the Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a “when, as and if issued” security would be canceled in the event that the required conditions did not occur and the trade was canceled.

Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or “when-issued” or “delayed delivery” securities before delivery, the Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a “when-issued” or “delayed delivery” basis, the Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or “when-issued” or “delayed delivery” securities

48

themselves (which may have a value greater or less than the Portfolio’s payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, the Portfolio may be adversely affected.

Securities Ratings

The ratings of fixed-income securities by NRSROs are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A for a description of the ratings of certain NRSROs.

Unless otherwise indicated, references to securities ratings by one NRSRO in this SAI shall include the equivalent rating by another NRSRO.

Special Risk Considerations for Lower-Rated Securities

Securities that are rated Ba by Moody’s, BB by S&P or Fitch, or are equivalently rated by other NRSROs are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer’s capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade by a NRSRO, i.e., rated Ba and lower by Moody’s, BB and lower by S&P Global and Fitch, or equivalently rated by other NRSROs (“lower-rated securities”) are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominately speculative with respect to the issuer’s capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

The market for lower-rated securities may be less liquid than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio’s assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

The Manager will try to reduce the risk of investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Manager’s research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio’s securities. In considering investments for the Portfolios, the Manager will attempt to identify issuers of lower-rated securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. The Manager’s analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

Non-rated fixed-income securities will also be considered for investment by a Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio’s objective and policies.

In seeking to achieve a Portfolio’s objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

Investments in Exchange-Traded Funds and Other Investment Companies

Certain Portfolios may invest in securities of other investment companies, including ETFs, and the Overlay Portfolios may invest to a significant extent in shares of other AB Mutual Funds or in ETFs, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. Consistent with these requirements, each Portfolio may, under certain circumstances, invest without limit in securities of affiliated investment companies.

49

The Emerging Markets Portfolio, the Short Duration Diversified Municipal Portfolio, the International Strategic Equities Portfolio, the International Small Cap Portfolio, the Small Cap Core Portfolio and each of the Overlay Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including management fees. These expenses would be in addition to the management fees and other expenses that the Portfolio bears directly in connection with its own operations.

Section 12(d)(1)(A) of the 1940 Act provides that a registered investment company may not purchase or otherwise acquire the securities of other “registered investment companies” (as defined in the 1940 Act) if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. These limitations are subject to certain statutory and regulatory exemptions including recently adopted Rule 12d1-4. Rule 12d1-4 permits a Portfolio to invest in other investment companies beyond the statutory limits, subject to certain conditions. Among other conditions, the Rule prohibits an investment company from acquiring control of another investment company (other than an investment company in the same group of investment companies), including by acquiring more than 25% of its voting securities. In addition, the Rule imposes certain voting requirements when a fund’s ownership of another investment company exceeds particular thresholds. If shares of a fund are acquired by another investment company, the “acquired” fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired fund have an aggregate value in excess of 10 percent of the value of the total assets of the fund, subject to certain exceptions. The impact of these regulatory changes on the Portfolios is still uncertain. To the extent that a Portfolio is an “acquired fund” for purposes of Rule 12d1-4, the Portfolio intends to limit its investments in the securities of other investment companies and private funds to no more than 10% of its total assets, subject to certain limited exceptions permitted under Rule 12d1-4. These restrictions may limit a Portfolio’s ability to invest in other investment companies to the extent desired.

50

ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. The ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which a Portfolio invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable indices. The market value of the ETF shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF’s shares trade at a discount to its NAV.

The Overlay Portfolios intend to invest from time to time in other affiliated investment companies, including the AB All Market Real Return Portfolio of AB Bond Fund, Inc. (the “Real Return Portfolio”) and the AB Government Money Market Portfolio of AB Fixed Income Shares Inc. (the “Money Market Portfolio”). In addition, the Overlay A Portfolio and Tax-Aware Overlay A Portfolio intend to invest from time to time in the Emerging Markets Portfolio of the SCB Fund and the International Small Cap Portfolio, International Strategic Equities Portfolio and Small Cap Core Portfolio of the Bernstein Fund. In connection with the Overlay A Portfolio and the Tax-Aware Overlay A Portfolio’s investment in other registered funds advised by the Manager, the Manager has contractually agreed to waive its fees and/or reimburse expenses of each Portfolio in order to offset all fees and expenses related to such investment. Descriptions of the Emerging Markets Portfolio, International Small Cap Portfolio, International Strategic Equities Portfolio and Small Cap Core Portfolio are contained in this SAI, as well as in the Prospectus for the Portfolios. Brief descriptions of the Real Return Portfolio and the Money Market Portfolio follow. Additional details are available in the prospectus and SAI for the Real Return Portfolio and the Money Market Portfolio. You may request a free copy of the prospectus and/or SAI of the Real Return Portfolio or the Money Market Portfolio by contacting your Financial Advisor.

Real Return Portfolio

The Real Return Portfolio has an investment objective to maximize real return over inflation. Real return is the rate of total return (including income and capital appreciation) after adjusting for inflation. The Real Return Portfolio pursues an investment strategy involving a variety of asset classes that the Manager expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Real Return Portfolio invests its assets principally in the following instruments that, in the judgment of the Manager, are affected directly or indirectly by the level and change in rate of inflation: inflation-indexed fixed-income securities, such as Treasury Inflation-Protected Securities (“TIPS”) and similar bonds issued by governments outside of the United States; commodities; commodity-related equity securities; real estate equity securities; inflation sensitive equity securities, which the Real Return Portfolio defines as equity securities of companies that the Manager believes have the ability to pass along increasing costs to consumers and maintain or grow margins in rising inflation environments, including equity securities of utilities and infrastructure-related companies (“inflation sensitive equities”); securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate); and currencies.

The Real Return Portfolio may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Real Return Portfolio seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands. The Real Return Portfolio limits its investment in the subsidiary to no more than 25% of its net assets.

Money Market Portfolio

The Money Market Portfolio’s investment objective is maximum current income to the extent consistent with safety of principal and liquidity. The Money Market Portfolio is a “money market fund” that seeks to maintain a stable net asset value, or NAV, of $1.00 per share although there is no guarantee that the Money Market Portfolio will maintain a NAV of $1.00 per share. The Money Market Portfolio invests at least 99.5% of its total assets in cash, marketable obligations (which may bear adjustable rates of interest) issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements that are collateralized fully. Collateralized fully means collateralized by cash or government securities.

Lending Portfolio Securities

Each Portfolio may lend Portfolio securities subject to Board approval. Each of the Fixed-Income Portfolios (other than the Short Duration Municipal Portfolio) may lend up to 30% of its total assets (including collateral for any security loaned), subject to Board approval; the Short Duration Municipal Portfolio may lend up to one-third of its total assets (including collateral for any security loaned) subject to Board approval. Each of the Non-U.S. Stock Portfolios, the Small Cap Core Portfolio and the Overlay Portfolios may also lend up to one-third of its total assets, subject to Board approval. Loans may be made to qualified broker-dealers,

51

banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Portfolio. Principal risks of lending Portfolio securities, as with other collateral extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower’s default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Manager will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio’s investment risks. The Portfolio will have the right to recall loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders’, administrative, and custodial fees in connection with a loan.

The Portfolios did not engage in securities lending during their most recent fiscal year ended September 30, 2022, and therefore had no income and fees/compensation related to their securities lending activities.

Event-Linked Securities

Event-linked securities are variable rate or fixed-rate fixed income securities or types of equity securities for which the return of principal and payment of interest are contingent on the non-occurrence of various catastrophe exposures, which may be specific trigger events or a diversified group of events, such as hurricanes, typhoons, wind events, fires or earthquakes. The most common type of event-linked fixed-income securities are known as “catastrophe” or “CAT” bonds. In some cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss. If the trigger event(s) occurs prior to the securities’ maturity, the Intermediate Duration Portfolio may lose all or a portion of its principal and forgo additional interest.

These securities may have a special condition that states that if the issuer (i.e., an insurance or reinsurance company) suffers a loss from a particular pre-defined catastrophe, then the issuer’s obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if the Intermediate Duration Portfolio holds an event-linked security that covers an insurer’s losses due to a hurricane with a “trigger” at $1 billion and a hurricane hits causing $1 billion or more in losses to such insurer, then the Intermediate Duration Portfolio will lose all or a portion of its principal invested in the security and forgo any future interest payments. If the trigger event(s) does not occur, the Intermediate Duration Portfolio will be entitled to recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the securities.

Event-linked securities may be issued by government agencies, insurance companies, reinsurers, special purpose companies or other on-shore or off-shore entities. Event-linked securities are a relatively new type of financial instrument. As a result, there is no significant trading history of these securities and these securities may be more difficult to trade or dispose of than other types of securities or the markets for these instruments may not be liquid at all times. They can also be difficult to value, especially if a catastrophe has occurred or is anticipated (e.g., an approaching hurricane or typhoon). These securities may be rated, generally below investment grade or the unrated equivalent, and have the same or equivalent risks as higher yield debt securities (“junk bonds”). The rating primarily reflects the NRSRO’s calculated probability that a pre-defined trigger event will occur as well as the overall expected loss to the principal of the security.

Investments in Certain Types of Privately Placed Securities

The Portfolios may invest in privately placed securities. Privately placed securities in which the Portfolios invest are typically equity securities of privately held companies that have not been offered to the public and are not publicly traded. Investments in privately placed securities may include venture capital investments, which are investments in new, early or late stage companies and are often funded by, or in connection with, venture capital firms. Investments in securities of privately held companies may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Privately held companies may not have established products, experienced management or earnings history. The Portfolios may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because the securities are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Portfolios from selling their shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a privately held company and delay or prevent a privately held company from ultimately offering its securities to the public. If a Portfolio invests in privately placed securities, it may incur additional expenses, such as valuation-related expenses, in connection with such investments. Public companies may also issue privately placed securities, which may be illiquid and subject to contractual restrictions on resale.

52

Illiquid Securities

Each Portfolio must limit its investments in illiquid securities to 15% of its net assets at the time of investment. Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) defines the term “illiquid securities” for this purpose to mean securities or investments that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

If a Portfolio invests in illiquid securities, the Portfolio may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”) or certain commercial paper) may be more difficult to trade or dispose of than other types of securities.

As required by the Liquidity Rule, the Funds have implemented the Portfolios’ liquidity risk management program (the “Liquidity Program”), including the classification of each investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Boards, including a majority of the Independent Directors (as defined below), have appointed an administrator of the Liquidity Program.

DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES

The following table lists the directors and executive officers of each of the SCB Fund and the Bernstein Fund, their business addresses and their principal occupations during the past five years.

NAME, ADDRESS,* YEAR OF BIRTH, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER INFORMATION	NUMBER OF PORTFOLIOS IN THE AB FUND COMPLEX+ OVERSEEN BY THE DIRECTOR	OTHER DIRECTORSHIPS HELD BY THE DIRECTOR DURING THE PAST FIVE YEARS OR LONGER
INTERESTED DIRECTOR***

Beata D. Kirr**** 1345 Avenue of the Americas New York, NY 10105 1974 (SCB Fund: 2019) (Bernstein Fund: 2019)	Senior Vice President of the Manager with which she has been associated since prior to 2018. She is the Co-Head of Investment Strategies since April 2020 and a National Managing Director since 2017. She was previously the Head of Private Client Core Asset Strategies. She joined the firm in 2007 as a Senior Portfolio Manager. Prior to joining AB, she was a director at Harris Alternatives, a global fund of hedge funds, and was with Goldman Sachs, where she advised clients in the Equities, M&A and Equity Capital Markets divisions, from their New York, London and Chicago offices.	17	Women Employed

53

NAME, ADDRESS,* YEAR OF BIRTH, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER INFORMATION	NUMBER OF PORTFOLIOS IN THE AB FUND COMPLEX+ OVERSEEN BY THE DIRECTOR	OTHER DIRECTORSHIPS HELD BY THE DIRECTOR DURING THE PAST FIVE YEARS OR LONGER
INDEPENDENT DIRECTORS***

Debra Perry# Chair of the Board 1951 (SCB Fund: 2011) (Bernstein Fund: 2015)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. (“Moody’s”) from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; earlier she held executive positions with First Boston Corporation and Chemical Bank.	17	Assurant, Inc., since 2017; Korn/Ferry International, since 2008; Genworth Financial, Inc., from 2016-2022; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

R. Jay Gerken# 1951 (SCB Fund: 2013) (Bernstein Fund: 2015)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	17	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; and Associated Banc-Corp

Jeffrey R. Holland# 1966 (SCB Fund: 2019) (Bernstein Fund: 2019)	Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013.	17	Director of various non-profit organizations

William Kristol# 1952 (SCB Fund: 1994) (Bernstein Fund: 2015)	Founder and Editor, The Weekly Standard from 1995 to 2018. He is a regular contributor on leading political commentary shows. He has served as the inaugural Vann Professor of Ethics and Society at Davidson College since 2019.	17	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Institute for the Study of War; Foundation for Constitutional Government; and Defending Democracy Together, a non-profit educational corporation

54

NAME, ADDRESS,* YEAR OF BIRTH, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER INFORMATION	NUMBER OF PORTFOLIOS IN THE AB FUND COMPLEX+ OVERSEEN BY THE DIRECTOR	OTHER DIRECTORSHIPS HELD BY THE DIRECTOR DURING THE PAST FIVE YEARS OR LONGER

Michelle McCloskey# 1961 (SCB Fund: 2019) (Bernstein Fund: 2019)	Formerly, President of Americas, Man Group from 2017 to August 2019 and President of Man FRM from 2015 to August 2019. Prior thereto, she was a Senior Managing Director of Man FRM from 2012 to 2015. While at the Man Group, she served on the Executive Committee of Man Group plc from 2012 to 2019, as Chief Executive Officer, Board of Managers of Man Alternative Multi Strategy Fund from 2016 to 2019 and as President and Chair of the Board of the Pine Grove Institutional Funds from 2016 to 2019. She currently serves on the Investment Advisory Committee of Texas Tech University Endowment.	17	Assured Guaranty Ltd. since May 2021

Donald K. Peterson# 1949 (SCB Fund: 2007) (Bernstein Fund: 2015)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies (telecommunications equipment and services) from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995; prior thereto he was at Nortel from 1976 to 1995.	17	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA-Bank, FSB

*	The address for each of a Fund’s Independent Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department — Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.
**	There is no stated term of office for each Fund’s Directors.
***

Directors who are not “interested persons” of each Fund, as defined in the 1940 Act, are referred to as “Independent Directors,” and Directors who are “interested persons” of the Fund are referred to as “Interested Directors.”

****	Ms. Kirr is an “interested person,” as defined in the 1940 Act, because of her affiliation with the Manager.
#

Member of each Fund’s Audit Committee and Independent Directors Committee and member of the SCB Fund’s Nominating, Governance and Compensation Committee and the Bernstein Fund’s Governance, Nomination and Compensation Committee (each referred to herein as a “Governance Committee”).

+

The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AB Active ETFs, Inc., AB Bond Fund, Inc., AB Cap Fund, Inc., AB Corporate Shares, AB Core Opportunities Fund, Inc., AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB

55

Global Risk Allocation Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Relative Value Fund, Inc., AB Sustainable Global Thematic Fund, Inc., AB Sustainable International Thematic Fund, Inc., AB Trust, AB Variable Products Series Fund, Inc., Bernstein Fund, Inc. Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc. and The AB Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AB Multi-Manager Alternative Fund and AllianceBernstein National Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Manager serves as investment adviser are referred to collectively herein as the “AB Fund Complex.”

The business affairs of each Fund are managed under the oversight of the Board. Directors who are not “interested persons” of each Fund, as defined in the 1940 Act, are referred to as “Independent Directors,” and Directors who are “interested persons” of each Fund are referred to as “Interested Directors.” Certain information concerning each Fund’s governance structure and each Director is set forth below.

Experience, Skills, Attributes, and Qualifications of each Fund’s Directors. Each Fund’s Governance Committee, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at an annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Governance Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance Committee believes contributes to good governance for the applicable Fund. Additional information concerning each Governance Committee’s consideration of Directors appears in the description of the Committee below.

Each Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each Fund and protecting the interests of stockholders. Each Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified to serve as such.

In determining that a particular Director was qualified to serve as a Director, each Board considered a variety of criteria, none of which, in isolation, was controlling. In addition, each Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing committees) in concluding that each should serve as Director. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that each Director should serve as a Director of the applicable Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Manager, other service providers, counsel and the applicable Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. While each Board does not have a formal, written diversity policy, the Board believes that an effective board consists of a diverse group of individuals who bring together a variety of complementary skills and perspectives. In addition to his or her service as a Director of each Fund: Ms. Kirr has business, finance and investment management experience as Co-Head of Investment Strategies and as the former Head of Private Client Core Asset Strategies of Bernstein Private Wealth Management of AllianceBernstein L.P. (“Bernstein”); Mr. Gerken has investment management experience as a portfolio manager and executive officer, and experience as a board member; Mr. Holland has business experience as a senior executive of a financial services firm, including experience in provision of custody and other services to investment funds globally, and experience as a board member; Mr. Kristol has a public and economic policy background and experience as a board member of various organizations; Ms. McCloskey has investment management experience as a senior executive, including experience with alternative investment funds, and experience as a board member; Ms. Perry has business and financial experience as a senior executive of various financial services firms focusing on fixed income research and capital markets and experience as a board member of various organizations; and Mr. Peterson has business and finance experience as an executive officer of public companies and experience as a board member of various organizations. The disclosure herein of a Director’s experience, qualifications, attributes and skills does not impose on such Director any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such Director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. Each Board is responsible for oversight of the applicable Fund. Each Fund has engaged the Manager to manage the Portfolios on a day-to-day basis. Each Board is responsible for overseeing the Manager and the applicable Fund’s other service providers in the operations of the Portfolios. Each Board meets at regularly scheduled meetings five

56

times throughout the year. In addition, the Directors may meet at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, each Board has established three standing committees—the Audit Committee, the Governance Committee and the Independent Directors Committee—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chair of each Board. The Chair’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, communicating with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that each Board’s leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the applicable Fund, on the one hand, and the Manager and other service providers, on the other, and facilitates the exercise of each Board’s independent judgment in evaluating and managing the relationships. In addition, each Fund is required to have an Independent Director as Chair pursuant to certain 2003 regulatory settlements involving the Manager.

Risk Oversight. The Portfolios are subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Portfolios resides with the Manager or other service providers (depending on the nature of the risk), subject to oversight by the Manager. Each Board has charged the Manager and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Portfolios; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of each Board’s general oversight of each Portfolio’s investment program and operations and is addressed as part of various regular Board and committee activities. Each Portfolio’s investment management and business affairs are carried out by or through the Manager and other service providers. Each of these entities has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Portfolios’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by each Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer of the Manager and representatives of various internal committees of the Manager), each Fund’s Chief Compliance Officer, each Fund’s independent registered public accounting firm, the Manager’s internal legal counsel, and internal auditors for the Manager, as appropriate, regarding risks faced by the Portfolios and the Manager’s risk management programs. In addition, the Directors receive regular updates on cyber-security matters.

Not all risks that may affect the Portfolios can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of a Fund or the Manager, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals. Because most of the Portfolios’ operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational issues, is inherently limited. As a result of the foregoing and other factors the Portfolios’ ability to manage risk is subject to substantial limitations.

Board Committees: Each Board has three standing committees of the Board – an Audit Committee, a Governance Committee, and an Independent Directors Committee. The members of the Audit Committee, the Governance Committee and the Independent Directors Committee are identified above.

The function of the Audit Committee is to assist each Board in its oversight of the applicable Fund’s financial reporting process. The Audit Committee met two times during each Fund’s most recently completed fiscal year.

The functions of the Governance Committee are to nominate persons to fill any vacancies or newly created positions on each Board, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to each Board regarding the compensation of Directors and the Chief Compliance Officer. The Governance Committee met three times during each Fund’s most recently completed fiscal year.

57

The Governance Committee has a charter and, pursuant to the charter, the Governance Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Fund’s common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Nominating, Governance and Compensation Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of a Fund not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders. If a Fund did not hold any annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of an upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance Committee or the Board to be reasonably calculated to inform shareholders.

Shareholders submitting a candidate for consideration by a Governance Committee must provide the following information to the Governance Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the shareholder’s consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. “Associated Person of the shareholder” means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

The Governance Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the applicable Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Governance Committee.

The Governance Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance Committee will not consider self-nominated candidates. The Governance Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, and expertise, the candidate’s ability to carry out his or her duties in the best interests of the applicable Fund, the candidate’s ability to qualify as an Independent Director. When assessing a candidate for nomination, the Governance Committee considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of each Board.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review of the Advisory and Distribution Services Agreements. The Independent Directors Committee met two times during each Fund’s most recently completed fiscal year.

Meetings of the Governance Committee and the Independent Directors Committee may take place during executive sessions of Board meetings and may not be formally designated as Committee meetings.

58

Share Ownership and Compensation

The following table sets forth the dollar range of equity securities in each Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies in the AB Fund Complex (as defined in “MANAGEMENT OF THE FUNDS – Manager” below) owned by each Director, if any, as of December 31, 2022.

Dollar Range of Equity Securities in the
Name	Short Duration Plus Portfolio	Short Duration Diversified Municipal Portfolio	Intermediate Duration Portfolio	New York Municipal Portfolio	California Municipal Portfolio
Interested Director:
Beata D. Kirr	None	None	None	None	None
Independent Directors:
R. Jay Gerken	None	$1-$10,000	None	None	None
Jeffrey R. Holland	None	None	None	None	None
William Kristol	None	Over $100,000	None	None	None
Michelle McCloskey	None	None	None	None	None
Debra Perry	None	Over $100,000	None	None	None
Donald K. Peterson	None	None	None	None	None

Dollar Range of Equity Securities in the
Name	Diversified Municipal Portfolio	Emerging Markets Portfolio
Interested Director:
Beata D. Kirr	Over $100,000	$10,001-$50,000
Independent Directors:
R. Jay Gerken	None	Over $100,000
Jeffrey R. Holland	None	$10,001-$50,000
William Kristol	Over $100,000	None
Michelle McCloskey	None	$10,001-$50,000
Debra Perry	None	None
Donald K. Peterson	None	Over $100,000

Dollar Range of Equity Securities in the
Name	Overlay A Portfolio	Tax- Aware Overlay A Portfolio	Overlay B Portfolio	Tax- Aware Overlay B Portfolio	Tax- Aware Overlay C Portfolio	Tax- Aware Overlay N Portfolio
Interested Director:
Beata D. Kirr	None	Over $100,000	None	$50,001-$100,000	None	None
Independent Directors:
R. Jay Gerken	None	None	None	None	None	None
Jeffrey R. Holland	None	None	None	None	None	None
William Kristol	None	None	None	None	None	None
Michelle McCloskey	None	None	None	None	None	None
Debra Perry	None	None	None	None	None	None
Donald K. Peterson	None	None	None	None	None	None

	Dollar Range of Equity Securities in the			Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in AB Fund Complex
Name	International Strategic Equities Portfolio	International Small Cap Portfolio	Small Cap Core Portfolio
Interested Director:
Beata D. Kirr	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000	Over $100,000
Independent Directors:
R. Jay Gerken	Over $100,000	None	None	Over $100,000
Jeffrey R. Holland	$50,001-$100,000	$10,001-$50,000	None	Over $100,000
William Kristol	None	None	None	Over $100,000

59

	Dollar Range of Equity Securities in the			Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in AB Fund Complex
Name	International Strategic Equities Portfolio	International Small Cap Portfolio	Small Cap Core Portfolio
Michelle McCloskey	$50,001-$100,000	None	None	Over $100,000
Debra Perry	None	None	None	Over $100,000
Donald K. Peterson	None	None	None	Over $100,000

As of December 31, 2022, no Independent Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Manager or a Fund’s distributor or a person (other than a registered investment company) directly or indirectly “controlling,” “controlled by,” or “under common control with” (within the meaning of the 1940 Act) the Manager or a Fund’s distributor.

As of January 3, 2023, the Directors and officers of each Fund, as a group, owned less than one percent of the outstanding shares of the Portfolios.

Each Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered “interested persons” of the applicable Fund. The aggregate compensation paid to each of the Directors during the fiscal year ended September 30, 2022 by each Fund, the aggregate compensation paid to each of the Directors during the calendar year ended December 31, 2022 by the AB Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AB Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither Fund nor any other fund in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AB Fund Complex.

Name of Director	Aggregate Compensation from the SCB Fund	Aggregate Compensation from the Bernstein Fund	Total Compensation from the AB Fund Complex, Including the Funds	Total Number of Investment Companies in the AB Fund Complex, Including the Funds, as to which the Director is a Director or Trustee	Total Number of Investment Portfolios within the AB Fund Complex, Including the Funds, as to which the Director is a Director or Trustee
Interested Directors:
Beata D. Kirr	$0	$0	$0	3	17
Independent Directors:
R. Jay Gerken	$173,633	$78,538	$265,000	3	17
Jeffrey R. Holland	$156,939	$70,986	$240,000	3	17
William Kristol	$179,414	$81,269	$277,500	3	17
Michelle McCloskey	$156,939	$70,986	$240,000	3	17
Debra Perry	$204,533	$92,483	$315,000	3	17
Donald K. Peterson	$144,480	$65,234	$217,500	3	17

60

Officer Information – SCB Fund

Certain information concerning the SCB Fund’s officers is set forth below.

NAME, ADDRESS* AND YEAR OF BIRTH	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING LAST FIVE YEARS OR LONGER
Beata D. Kirr 1974	President	See biography above.

Caglasu Altunkopru 1972	Vice President	Senior Vice President of the Manager**, with which she has been associated since prior to 2018.

Stuart Rae 1965	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2018. He is also Chief Investment Officer – Asia-Pacific Value Equities.

Sergey Davalchenko 1975	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2018. He is also Chief Investment Officer—Emerging Markets Growth as of February 2022.

Terrance T. Hults 1966	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2018.

Michael Canter 1969	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2018. He is also Director and Chief Investment Officer—Securitized Assets.

Nelson Yu 1971	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2018. Chief Investment Officer -Investment Sciences and Insights since 2021 and Head—Blend Strategies since 2017.

Daniel J. Loewy 1974	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2018. He is also Chief Investment Officer and Head—Multi-Asset Solutions and Chief Investment Officer—Dynamic Asset Allocation

Alexander Barenboym 1971	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2018.

Matthew J. Norton 1983	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2018. He is also Chief Investment Officer Director and Chief Investment Office—Municipal Bonds.

Andrew D. Potter 1985	Vice President	Vice President of the Manager**, with which he has been associated since prior to 2018.

Janaki Rao 1970	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2018. He is also Director of US Multi-Sector Fixed-Income Portfolios.

Daryl Clements 1967	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2018.

61

NAME, ADDRESS* AND YEAR OF BIRTH	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING LAST FIVE YEARS OR LONGER
Nancy E. Hay 1972	Secretary	Vice President and Counsel of the Adviser, with which she has been associated since prior to 2018 and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**.

Michael B. Reyes 1976	Senior Vice President	Vice President of the Manager**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 1959	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2018.

Phyllis J. Clarke 1961	Controller	Vice President of ABIS,** with which she has been associated since prior to 2018.

Jennifer Friedland 1974	Chief Compliance Officer	Vice President of the Manager** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Manager in 2020, she was Chief Compliance Officer at WestEnd Advisers, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s officers is c/o AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.
**	The Manager, ABIS and ABI are affiliates of the Fund.

Officer Information – Bernstein Fund

Certain information concerning the Bernstein Fund’s officers is set forth below.

NAME, ADDRESS,* AND YEAR OF BIRTH	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING LAST FIVE YEARS OR LONGER
Beata D. Kirr 1974	President	See above.

Peter Chocian 1972	Senior Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2018.

Nelson Yu 1971	Vice President	See above.

Andrew Birse 1978	Vice President	Senior Vice President of the Manager**, with which he has been associated in a similar capacity since prior to 2018. He is also Chief Investment Officer —European Value Equities as of November 2022 and International Small Cap Equities since 2021.

Stuart Rae 1965	Vice President	See above.

Serdar Kalaycioglu 1977	Vice President	Senior Vice President and Director of Quantitative Research of the Manager**, with which he has been associated since prior to 2018.

62

NAME, ADDRESS,* AND YEAR OF BIRTH	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING LAST FIVE YEARS OR LONGER
Erik A. Turenchalk 1973	Vice President	Senior Vice President of the Manager**, with which he has been since prior to 2018.

Samantha S. Lau 1972	Vice President	Senior Vice President of the Manager**, with which she has been associated since prior to 2018. She is also Co-Chief Investment Officer – Small and SMID Cap Growth Equities.

Vivian Chen 1983	Vice President	Senior Vice President of the Manager**, with which she has been associated since prior to 2018.

Nancy E. Hay 1972	Secretary	See above.

Michael B. Reyes 1976	Senior Vice President	See above.

63

NAME, ADDRESS,* AND YEAR OF BIRTH	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING LAST FIVE YEARS OR LONGER
Joseph J. Mantineo 1959	Treasurer and Chief Financial Officer	See above.

Phyllis J. Clarke 1961	Controller	See above.

Jennifer Friedland 1974	Chief Compliance Officer	See above.

*	The address for each of the Fund’s officers is c/o AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.
**	The Manager, ABI and ABIS are affiliates of the Fund.

MANAGEMENT OF THE FUNDS

Manager. Each Fund’s investment manager is AllianceBernstein L.P., a Delaware limited partnership, with offices at 501 Commerce Street, Nashville, TN 37203.

The Manager is a leading global investment management firm supervising client accounts with assets as of September 30, 2022, totaling approximately $613 billion. The Manager provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

As of September 30, 2022, the ownership structure of the Manager, expressed as a percentage of general and limited partnership interests, was as follows:

Equitable Holdings, Inc. and its subsidiaries	62.8%
AllianceBernstein Holding L.P.	36.5%
Unaffiliated holders	0.7%

100%

Equitable Holdings, Inc. (formerly AXA Equitable Holdings, Inc.) (“EQH”) is a leading financial services company in the U.S. and is comprised of two well-established principal franchises, Equitable Financial Life Insurance Company and AllianceBernstein.

As of September 30, 2022, EQH owned approximately 4.0% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding L.P. (“AB Holding”). AllianceBernstein Corporation (an indirect wholly-owned subsidiary of EQH, “GP”) is the general partner of both AB Holding and the Manager. The GP owns 100,000 general partnership units in AB Holding and a 1% general partnership interest in the Manager.

Including both the general partnership and limited partnership interests in AB Holding and the Manager, EQH and its subsidiaries have an approximate 64.3% economic interest in the Manager as of September 30, 2022.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in EQH through an initial public offering. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of EQH.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Funds’ investment advisory agreements. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Boards previously approved new investment advisory agreements with the Adviser, and shareholders of the Funds subsequently approved the new investment advisory agreements. These agreements became effective on November 13, 2019.

64

Subject to the general oversight of the applicable Board, and in conformity with the stated policies of each of the Portfolios, AB manages the investment of each Portfolio’s assets. AB makes investment decisions for each Portfolio and places purchase and sale orders. The services of AB are not exclusive under the terms of the applicable Fund’s investment management agreement, with respect to each Portfolio (“Management Agreement”); AB is free to render similar services to others.

AB has authorized those of its directors, officers or employees who are elected as directors or officers of each Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreement may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreement, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.

Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee is computed daily and paid monthly at the annual rates set forth below:

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.45% of the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion

Overlay A Portfolio*	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Tax-Aware Overlay A Portfolio*	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay B Portfolio	0.65%

Tax-Aware Overlay B Portfolio	0.65%

Tax-Aware Overlay C Portfolio	0.65%

Tax-Aware Overlay N Portfolio	0.65%

65

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
International Strategic Equities Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

International Small Cap Portfolio	1.00% of assets

Small Cap Core Portfolio	0.80% of assets

*	Effective prior to November 13, 2020, the fee was computed daily and paid monthly at an annual rate of 0.90% of the first $5 billion and 0.875% in excess of $5 billion.

Expense Limitations. The Manager has contractually agreed to waive its management fees and/or to bear expenses of the Portfolios through January 28, 2024 to the extent necessary to prevent total Portfolio operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding the following percentage of the applicable Portfolio’s average daily net assets:

Portfolio	Expense Limitation
Overlay A Portfolio
Class 1	1.20%
Class 2	1.00%
Tax-Aware Overlay A Portfolio
Class 1	1.20%
Class 2	1.00%
Overlay B Portfolio
Class 1	0.90%
Class 2	0.75%
Tax-Aware Overlay B Portfolio
Class 1	0.90%
Class 2	0.75%
Tax-Aware Overlay C Portfolio
Class 1	0.90%
Class 2	0.75%
Tax-Aware Overlay N Portfolio
Class 1	0.90%
Class 2	0.75%
International Small Cap Portfolio
SCB Class	1.35%
Advisor Class	1.10%
Small Cap Core Portfolio
SCB Class	1.30%
Advisor Class	1.05%

The Manager has contractually agreed to waive its fees and/or reimburse expenses of the Overlay A Portfolio and the Tax-Aware Overlay A Portfolio in order to offset fees and expenses related to each Portfolio’s investment in the Emerging Markets Portfolio of the SCB Fund and the International Strategic Equities Portfolio, International Small Cap Portfolio and Small Cap Core Portfolio of the Bernstein Fund. This contractual waiver extends until January 28, 2024. For the year ended September 30, 2022, such waivers amounted to:

Portfolio	Sanford C. Bernstein Fund, Inc. – Emerging Markets Portfolio Class Z	Bernstein Fund, Inc. –International Strategic Equities Portfolio Class Z	Bernstein Fund, Inc. – International Small Cap Portfolio Class Z	Bernstein Fund, Inc. – Small Cap Core Portfolio Class Z
Overlay A	$489,751	$2,689,387	$1,017,941	$274,161
Tax-Aware Overlay A	$1,020,843	$5,715,050	$2,209,164	$572,122

66

To the extent a Portfolio invests in the Money Market Portfolio, the Manager has contractually agreed to waive its management fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the Money Market Portfolio’s effective management fee. This agreement will remain in effect until January 28, 2024 and may only be terminated or changed with the consent of the Portfolio’s Board of Directors. In addition, this agreement will be automatically extended for one-year terms unless the Manager provides notice of termination to the Portfolio at least 60 days prior to the end of the period. For the year ended September 30, 2022, such waiver amounted to:

Portfolio	Amount
Overlay A	$141,279
Tax-Aware Overlay A	$348,876
Overlay B	$121,902
Tax-Aware Overlay B	$32,251
Tax-Aware Overlay C	$10,497
Tax-Aware Overlay N	$3,963
Emerging Markets Portfolio	$18,514
Short Duration Diversified Municipal Portfolio	$8,003
International Strategic Equities Portfolio	$158,787
International Small Cap Portfolio	$17,147
Small Cap Core Portfolio	$4,605

With respect to investments by the Overlay Portfolios in other affiliated registered investment companies, the Manager will waive its advisory fee from each Overlay Portfolio in an amount equal to the effective advisory fee and other expenses of the underlying affiliated registered investment company. For the year ended September 30, 2022, such waivers amounted to:

Portfolio	Amount
Overlay A	$1,102,065
Tax-Aware Overlay A	$2,259,149
Overlay B	$334,966
Tax-Aware Overlay B	$38,318
Tax-Aware Overlay C	$10,918
Tax-Aware Overlay N	$8,224

The table below indicates the investment management fees accrued or paid by the Portfolios to the Manager for the fiscal years ended September 30, 2020, September 30, 2021 and September 30, 2022:

	Management Fee for the Fiscal Years Ended September 30,
Portfolio	2020	2021	2022
Short Duration Plus Portfolio	$853,466	$925,450	$913,674
Short Duration Diversified Municipal Portfolio	$615,374	$715,485	$735,355
Intermediate Duration Portfolio	$15,263,075	$16,529,703	$15,421,685
New York Municipal Portfolio	$7,273,255	$7,318,346	$6,778,018
California Municipal Portfolio	$5,593,006	$5,795,740	$5,266,658
Diversified Municipal Portfolio	$21,617,562	$22,456,407	$21,822,225
Emerging Markets Portfolio	$12,006,069	$13,994,139	$12,527,961
Overlay A Portfolio	$16,725,579	$17,376,785	$15,496,552
Tax-Aware Overlay A Portfolio	$34,642,505	$35,615,204	$33,303,722
Overlay B Portfolio	$7,809,551	$7,952,892	$7,086,130
Tax-Aware Overlay B Portfolio	$11,386,454	$11,246,705	$10,339,987
Tax-Aware Overlay C Portfolio	$3,532,364	$3,354,825	$2,974,133
Tax-Aware Overlay N Portfolio	$2,571,443	$2,501,962	$2,225,287
International Strategic Equities Portfolio	$28,710,508	$54,361,096	$55,669,408
International Small Cap Portfolio	$12,016,341	$14,478,154	$13,384,393
Small Cap Core Portfolio	$7,035,730	$6,818,808	$6,283,890

67

Each Management Agreement provides that the Manager shall not be liable to the applicable Fund or the Portfolios for any error of judgment by the Manager or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund or the Portfolios, except in the case of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of obligations and duties under the Management Agreement.

In addition to the Management Agreement, each Fund, on behalf of each of its Portfolios, has entered into Shareholder Servicing Agreements with the Manager, except with respect to the Bernstein Fund Portfolio’s Advisor Class shares. The Manager serves as Shareholder Servicing Agent and in such capacity may enter into agreements with other organizations whereby some or all of the Manager’s duties in this regard may be delegated. The Manager has delegated some of such duties to ABIS and to Sanford C. Bernstein & Co., LLC (“Bernstein LLC”), each a wholly-owned subsidiary of the Manager. Pursuant to the Shareholder Servicing Agreements, the shareholder servicing that will be provided by the Manager and its subsidiaries or other organizations might include, among other things, proxy solicitations and providing information to shareholders concerning their mutual fund investments, systematic withdrawal plans, dividend payments, reinvestments, and other matters. The fee paid by each of the Fixed-Income Portfolios for shareholder servicing is 0.10% of each Portfolio’s average daily net assets and the fee paid by the Emerging Markets Portfolio for these services is 0.25% of the Portfolio’s average daily net assets. For the Class 1 shares of each Overlay Portfolio, the Manager charges an annual fee of 0.15% of each such Portfolio’s average daily assets in Class 1 shares (0.20% for Overlay A and Tax-Aware Overlay A Portfolios). The fee paid by each of the International Strategic Equities Portfolio, the International Small Cap Portfolio and the Small Cap Core Portfolio for shareholder servicing with respect to SCB Class shares is 0.25% of each Portfolio’s average daily net assets in SCB Class shares. The table below indicates the shareholder servicing fees accrued or paid by the Portfolios to the Manager for the fiscal years ended September 30, 2020, September 30, 2021 and September 30, 2022:

68

	Shareholder Servicing Fee for the Fiscal Years Ended September 30,
Portfolio	2020	2021	2022
Short Duration Plus Portfolio	$223,901	$245,228	$244,478
Short Duration Diversified Municipal Portfolio	$205,125	$238,495	$245,118
Intermediate Duration Portfolio	$3,503,078	$3,818,467	$3,542,155
New York Municipal Portfolio	$1,599,889	$1,623,786	$1,497,091
California Municipal Portfolio	$1,222,654	$1,252,402	$1,116,698
Diversified Municipal Portfolio	$5,013,687	$5,276,753	$5,011,517
Emerging Markets Portfolio	$2,714,134	$3,130,196	$2,801,277
Overlay A Portfolio	$3,078,070	$3,213,840	$2,860,595
Tax-Aware Overlay A Portfolio	$5,827,779	$6,115,908	$5,760,920
Overlay B Portfolio	$1,487,314	$1,531,812	$1,362,398
Tax-Aware Overlay B Portfolio	$1,787,943	$1,794,156	$1,667,879
Tax-Aware Overlay C Portfolio	$509,351	$485,179	$440,164
Tax-Aware Overlay N Portfolio	$476,256	$470,000	$423,869
International Strategic Equities Portfolio	$427,889	$1,010,688	$1,005,754
International Small Cap Portfolio	$156,772	$180,158	$157,963
Small Cap Core Portfolio	$20,437	$24,733	$22,751

SCB Fund. Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to the Manager under the Management Agreement and the Shareholder Servicing Agreements; (ii) the fees and expenses of Directors who are not affiliated with the Manager; (iii) the fees and expenses of the Fund’s custodian (the “Custodian”); (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies; (vii) the fees of any trade association of which the Fund is a member; (viii) reimbursement of each Portfolio’s share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios’ shares with the SEC, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders’ and Board meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers’ commissions, dealers’ markups, and any issue or transfer taxes chargeable in connection with the Portfolios’ securities transactions; (xi) the cost of stock certificates representing shares of the Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors’ and officers’ insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios’ business.

The Management Agreement with SCB Fund provides that if at any time the Manager shall cease to act as investment adviser to any Portfolio or to the SCB Fund, the SCB Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein and shall thereafter refrain from using such name with reference to the SCB Fund.

Bernstein Fund. Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Bernstein Fund, including: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments (including, without limitation, security settlement costs); (iii) calculating a Portfolio’s NAV (including the cost and expenses of any independent valuation firm, or agent or service provider of the Fund (including, without limitation, Fund administrators, custodians and pricing services)); (iv) interest payable on debt and dividends and distributions on stock, as applicable, if any, incurred to finance the Portfolio’s investments; (v) custodian, registrar and transfer agent fees and fees and expenses of other service providers; (vi) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; fees and expenses of the Fund’s directors who are not “interested persons” of the Manager; (vii) the cost of office facilities as described in the Management Agreement; (viii) legal and audit expenses; (ix) fees and expenses related to the registration and qualification of a Portfolio and the Portfolio’s shares for distribution under state and federal securities laws; (x) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolios; (xi) all other expenses incidental to holding meetings of the Portfolios’ shareholders, including proxy solicitations therefor; (xii) insurance premiums for fidelity bond and other insurance coverage; (xiii) investment management fees; (xiv) the fees of any trade association of which the Fund is a member; (xv) expenses of filing, printing and mailing prospectuses and supplements thereto to shareholders of the Portfolios; (xvi) expenses

69

related to the engagement of any third-party professionals, consultants, experts or specialists hired to perform work in respect of the Fund or the Portfolios; (xvii) all other expenses incurred by the Fund or the Portfolios in connection with administering the business of the Fund or the Portfolios, including each Portfolio’s allocable portion of the cost of the Fund’s legal, compliance, administrative and accounting personnel, and their respective staffs; (xviii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and legal obligations that the Fund may have to indemnify the Fund’s directors, officers and/or employees or agents with respect to these actions, suits or proceedings; (xix) organizational expenses of the Fund and the Portfolios; and (xx) the costs, fees and expenses otherwise stated in the Management Agreement as applicable to the Fund or the Portfolios.

At the request of the Bernstein Fund, the Manager or its affiliates will perform (or delegate, oversee, or arrange for, the performance of) certain administrative, legal, compliance, recordkeeping and other services necessary for the operation of the Fund and the Portfolios not otherwise provided by other Fund service providers. The Management Agreement provides for reimbursement to the Manager or its affiliates for the costs and expenses (other than compensation of the employees of the Manager acting in its capacity as investment adviser) incurred by the Manager or its affiliates, if any, in performing the services and providing the facilities contemplated in the Management Agreement, including, but not limited to, direct costs and expenses of the services, including, without limitation, the cost of systems necessary for the operations of the Fund (including, but not limited to, application licensing, development and maintenance, data licensing and reporting); secretarial and other staff; printing, mailing, long distance telephone, copying; each Portfolio’s allocable portion of the Manager’s or its affiliate’s overhead in performing its obligations under the Management Agreement, including, without limitation, rent and the allocable portion of the cost, if any, of the Fund’s legal, compliance, administrative and accounting personnel, and their respective staffs.

SCB Fund and Bernstein Fund. Each Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the Fund) on not less than 30 days’ written notice with respect to the SCB Fund, or 60 days’ written notice with respect to Bernstein Fund. Each Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance. Most recently, continuance of each Management Agreement for an additional annual period was approved by a vote of the applicable Board, including a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party, at a meeting held on October 26-27, 2022.

Certain other clients of the Manager may have investment objectives and policies similar to that of the Portfolios. The Manager may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Manager to the accounts involved, including the Portfolios. When two or more of the Manager’s clients (including the Portfolios) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions are averaged as to price. The shares are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the shares over time.

The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AB Active ETFs, Inc., AB Bond Fund, Inc., AB Cap Fund, Inc., AB Corporate Shares, AB Core Opportunities Fund, Inc., AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Relative Value Fund, Inc., AB Sustainable Global Thematic Fund, Inc., AB Sustainable International Thematic Fund, Inc., AB Trust, AB Variable Products Series Fund, Inc., Bernstein Fund, Inc. Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc. and The AB Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AB Multi-Manager Alternative Fund and AllianceBernstein National Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Manager serves as investment adviser are referred to collectively herein as the “AB Fund Complex.”

Distributor. Sanford C. Bernstein & Co., LLC, located at 1345 Avenue of the Americas, New York, New York 10105, acts as distributor (the “Distributor”) of each Portfolio’s shares pursuant to Distribution Agreements.

Additional Information Regarding Accounts Managed by Portfolio Managers

As of September 30, 2022, the Manager’s employees had approximately $0 invested in shares of the SCB Fund, $272,353 invested in shares of the Bernstein Fund and $29,704,100 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

70

Sanford C. Bernstein Fund, Inc.

•	Emerging Markets Portfolio

The management of and investment decisions for the Emerging Markets Portfolio are made by the Emerging Markets Team. The investment professionals1 with the most significant responsibility for the day-to-day management of the Emerging Markets Portfolio are: Sergey Davalchenko, Stuart Rae and Nelson Yu. For additional information about the portfolio management of the Portfolios, see “Management of the Portfolios” in the Prospectus.

[1]

Investment professionals at AB include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

Except as set forth below, the aforementioned individuals did not own shares in the Emerging Markets Portfolio’s securities as of September 30, 2022.

Emerging Markets Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Sergey Davalchenko	$100,001—$500,000
Nelson Yu	$100,001—$500,000

The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Emerging Markets Portfolio’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2022.

Emerging Markets Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Sergey Davalchenko	4	$72	None	None
Stuart Rae	12	$6,787	None	None
Nelson Yu	7	$2,275	None	None

71

Emerging Markets Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance-	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Sergey Davalchenko	6	$711	None	None
Stuart Rae	23	$2,033	2	$335
Nelson Yu	30	$43,075	None	None

Emerging Markets Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Sergey Davalchenko	1	$19	1	$19
Stuart Rae	17	$4,104	1	$70
Nelson Yu	18	$13,105	None	None

Sanford C. Bernstein Fund, Inc.

•	Short Duration Diversified Municipal Portfolio

•	New York Municipal Portfolio

•	California Municipal Portfolio

•	Diversified Municipal Portfolio

The management of and investment decisions for the Portfolios are made by the Municipal Bond Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Portfolios are: Daryl Clements, Terrance T. Hults, Matthew J. Norton and Andrew D. Potter. For additional information about the portfolio management of each Portfolio, see “Management of the Portfolios” in the Prospectus.

Except as set forth below, the aforementioned individuals did not own shares in the Portfolios’ securities as of September 30, 2022.

New York Municipal Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Terrance T. Hults	$10,001—$50,000
Mathew J. Norton	$1—$10,000

72

The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios’ portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2022.

Short Duration Diversified Municipal Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Daryl Clements	30	$21,825	None	None
Terrance T. Hults	30	$21,825	None	None
Matthew J. Norton	30	$21,825	None	None
Andrew D. Potter	30	$21,825	None	None

New York Municipal Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Daryl Clements	30	$20,773	None	None
Terrance T. Hults	30	$20,773	None	None
Matthew J. Norton	30	$20,773	None	None
Andrew D. Potter	30	$20,773	None	None

California Municipal Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Daryl Clements	30	$21,112	None	None
Terrance T. Hults	30	$21,112	None	None
Matthew J. Norton	30	$21,112	None	None
Andrew D. Potter	30	$21,112	None	None

73

Diversified Municipal Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Daryl Clements	30	$17,821	None	None
Terrance T. Hults	30	$17,821	None	None
Matthew J. Norton	30	$17,821	None	None
Andrew D. Potter	30	$17,821	None	None

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Daryl Clements	11	$6,273	None	None
Terrance T. Hults	11	$6,273	None	None
Matthew J. Norton	11	$6,273	None	None
Andrew D. Potter	11	$6,273	None	None

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Daryl Clements	8,124	$23,735	3	$162
Terrance T. Hults	8,124	$23,735	3	$162
Matthew J. Norton	8,124	$23,735	3	$162
Andrew D. Potter	8,124	$23,735	3	$162

Sanford C. Bernstein Fund, Inc.

•	Short Duration Plus Portfolio

74

The management of and investment decisions for the Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of Short Duration Plus Portfolio are: Michael Canter and Janaki Rao. For additional information about the portfolio management of the Portfolio, see “Management of the Portfolios” in the Prospectus.

The aforementioned individuals did not own shares in the Portfolio’s securities as of September 30, 2022.

The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolio’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2022.

Short Duration Plus Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Michael Canter	23	$8,894	None	None
Janaki Rao	23	$8,894	None	None

Short Duration Plus Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Michael Canter	33	$3,087	None	None
Janaki Rao	27	$912	None	None

75

Short Duration Plus Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Michael Canter	66	$8,598	3	$652
Janaki Rao	65	$8,237	2	$291

Sanford C. Bernstein Fund, Inc.

•	Intermediate Duration Portfolio

The management of and investment decisions for the Portfolio are made by the U.S. Investment Grade: Core Fixed Income Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Portfolio are: Michael Canter and Janaki Rao. For additional information about the portfolio management of the Portfolio, see “Management of the Portfolios” in the Prospectus.

Except as set forth below, the aforementioned individuals did not own shares in the Portfolio’s securities as of September 30, 2022.

Intermediate Duration Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Janaki Rao	$1-$10,000

The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolio’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2022.

Intermediate Duration Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Michael Canter	23	$6,126	None	None
Janaki Rao	23	$6,126	None	None

76

Intermediate Duration Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Michael Canter	33	$3,087	None	None
Janaki Rao	27	$912	None	None

Intermediate Duration Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Michael Canter	66	$8,598	3	$652
Janaki Rao	65	$8,237	2	$291

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The management of and investment decisions for the Overlay Portfolios are made by the Asset Allocation Team. The investment professionals on the Asset Allocation Team with the most significant responsibility for the day-to-day management of the Portfolios are: Alexander Barenboym, Daniel J. Loewy and Caglasu Altunkopru. For additional information about the portfolio management of the Portfolios, see “Management of the Portfolios” in the Portfolios’ Prospectus.

Except as set forth below, the aforementioned individuals did not own shares in the Portfolios’ securities as of September 30, 2022.

Tax-Aware Overlay A Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Daniel J. Loewy	$100,001-$500,000

Tax-Aware Overlay N Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Daniel J. Loewy	Over $1,000,000

The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios’ portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2022.

77

Overlay A Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Alexander Barenboym	84	$12,142	None	None
Daniel J. Loewy	68	$12,266	None	None
Caglasu Altunkopru	79	$12,034	None	None

Tax-Aware Overlay A Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Alexander Barenboym	83	$10,619	None	None
Daniel J. Loewy	67	$10,743	None	None
Caglasu Altunkopru	78	$10,511	None	None

78

Overlay B Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Alexander Barenboym	90	$12,592	None	None
Daniel J. Loewy	74	$12,716	None	None
Caglasu Altunkopru	85	$12,484	None	None

Tax-Aware Overlay B Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Alexander Barenboym	94	$12,184	None	None
Daniel J. Loewy	78	$12,306	None	None
Caglasu Altunkopru	89	$12,075	None	None

Tax-Aware Overlay C Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Alexander Barenboym	94	$13,127	None	None
Daniel J. Loewy	78	$13,250	None	None
Caglasu Altunkopru	89	$13,019	None	None

Tax-Aware Overlay N Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Alexander Barenboym	94	$13,220	None	None
Daniel J. Loewy	78	$13,344	None	None
Caglasu Altunkopru	89	$13,112	None	None

79

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Alexander Barenboym	42	$741	None	None
Daniel J. Loewy	260	$49,839	None	None
Caglasu Altunkopru	36	$709	None	None

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Alexander Barenboym	32	$500	1	$3
Daniel J. Loewy	157	$15,005	None	None
Caglasu Altunkopru	32	$500	1	$3

Bernstein Fund, Inc.

•	International Strategic Equities Portfolio

•	International Small Cap Portfolio

•	Small Cap Core Portfolio

The management of and investment decisions for the International Strategic Equities Portfolio are made by senior portfolio managers. The investment professionals with the most significant responsibility for the day-to-day management of the Portfolio are: Vivian Chen and Stuart Rae. For additional information about the portfolio management of the Portfolios, see “Management of the Portfolios” in the Prospectus.

80

The management of and investment decisions for the International Small Cap Portfolio are made by senior portfolio managers. The investment professionals with the most significant responsibility for the day-to-day management of the Portfolio are: Andrew Birse, Peter Chocian and Nelson Yu. For additional information about the portfolio management of the Portfolios, see “Management of the Portfolios” in the Prospectus.

The management of and investment decisions for the Small Cap Core Portfolio are made by senior portfolio managers. The investment professionals with the most significant responsibility for the day-to-day management of the Portfolio are: Serdar Kalaycioglu, Samantha Lau and Erik A. Turenchalk. For additional information about the portfolio management of the Portfolios, see “Management of the Portfolios” in the Prospectus.

Except as set forth below, the aforementioned individuals did not own shares in the Portfolios’ securities as of September 30, 2022.

International Small Cap Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Nelson Yu	$10,001-$50,000

Small Cap Core Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Serdar Kalaycioglu	$50,001-$100,000
Samantha Lau	$50,001-$100,000
Erik A. Turenchalk	$50,001-$100,000

The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios’ portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2022.

International Strategic Equities Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Vivian Chen	5	$609	None	None
Stuart Rae	11	$6,715	None	None

International Small Cap Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Andrew Birse	5	$222	None	None
Peter Chocian	None	None	None	None
Nelson Yu	10	$3,146	None	None

81

Small Cap Core Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Serdar Kalaycioglu	17	$6,370	None	None
Samantha Lau	12	$8,052	None	None
Erik A. Turenchalk	17	$6,370	None	None

International Strategic Equities Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Vivian Chen	4	$182	None	None
Stuart Rae	16	$1,774	None	None

International Small Cap Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Andrew Birse	12	$1,691	None	None
Peter Chocian	None	None	None	None
Nelson Yu	30	$43,075	None	None

Small Cap Core Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Serdar Kalaycioglu	36	$1,352	None	None
Samantha Lau	33	$819	None	None
Erik A. Turenchalk	36	$1,352	None	None

82

International Strategic Equities Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Vivian Chen	7	$1,855	2	$1,524
Stuart Rae	12	$3,121	1	$70

83

International Small Cap Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Andrew Birse	14	$3,443	2	$1,524
Peter Chocian	None	None	None	None
Nelson Yu	18	$13,105	None	None

Small Cap Core Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Serdar Kalaycioglu	52	$2,557	2	$306
Samantha Lau	20	$2,067	2	$511
Erik A. Turenchalk	52	$2,557	2	$306

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Manager owes its clients and shareholders an undivided duty of loyalty. The Manager recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Manager places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Manager has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Manager own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Manager permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain portfolios managed by the Manager. The Manager’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Manager. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds other than funds advised by the Manager) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Manager has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Manager’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts

84

are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Manager and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities and Order Aggregation. The investment professionals at the Manager routinely are required to select and allocate investment opportunities among accounts. The Manager has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Generally, all orders in the same security are aggregated in each trading system by the Manager to facilitate best execution and to reduce overall trading costs. Executions for aggregated orders with the same executing broker are combined to determine one average price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time. When the liquidity in a market is not sufficient to fill all client orders, the Manager may give priority to certain orders over others. This prioritization is based on objective factors driving the order. Under such circumstances, the Manager aggregates orders by these factors and subjects each aggregated order to the trade allocation algorithms discussed above. The factors used, in order of priority, are (1) correction of guideline breaches; (2) avoidance of guideline breaches; (3) investing significant new funding and completing tax strategy implementations; (4) investing in services that focus on specific financial instruments or market sectors; (5) avoidance of tracking error on the service/product level; and (6) portfolio rebalancing and optimization. Separate orders with the same priority may be traded using a rotational process that is fair and objective.

The Manager may not require orders in the same security from different managers to be aggregated where one manager’s investment strategy requires rapid trade execution, provided the Manager believes that disaggregation will not materially impact other client orders. Certain other clients of the Manager have investment objectives and policies similar to those of a Portfolio. The Manager may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a purchase or sale thereof by one or more Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or the quantity of securities available at a particular price. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Manager to the accounts involved, including the Portfolios. When two or more of the clients of the Manager (including a Portfolio) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions are averaged as to price. The shares are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the shares over time.

The Manager’s procedures are also designed to address potential conflicts of interest that may arise when the Manager has a particular financial incentive, such as a performance-based management fee, relating to an account. The Manager is conscious of these potential conflicts. When the Manager is providing fiduciary services, the goal of the Manager’s policies and procedures is to act in good faith and to treat all client accounts in a fair and equitable manner over time, regardless of their strategy, fee arrangements or the influence of their owners or beneficiaries.

Portfolio Manager Compensation

The Manager’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Manager’s clients, including the Portfolios. The Manager also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to the Manager’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Manager. On an annual basis, the Manager endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

85

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Portfolios do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Manager emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Manager.

NET ASSET VALUE

The NAV of each Portfolio is calculated at the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. A Portfolio’s NAV is calculated by dividing the value of the Portfolio’s total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

The following describes the typical methods for valuing investments commonly held by the Portfolios:

Portfolio securities are valued at market value or, if market quotations are not readily available or are unreliable, at fair value as determined in accordance with applicable rules under the 1940 Act and the Portfolios’ pricing policies and procedures. Pursuant to Rule 2a-5 under the 1940 Act, each Portfolio’s Board has appointed the Manager as the valuation designee (“Valuation Designee”) with responsibility for performing all fair valuations of the Portfolio’s portfolio investments, subject to the Board’s oversight. The Manager has established a valuation committee of senior officers and employees to fulfill its responsibilities as each Portfolio’s Valuation Designee, which operates under policies and procedures approved by the Portfolio’s Board to value the Portfolio’s assets.

Equity securities listed on the Exchange or another national exchange (other than securities listed on the Nasdaq Stock Exchange (“NASDAQ”)), are valued at their last sale prices reflected on the consolidated tape at the close of the exchange. Securities listed and trading on the NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on the relevant business day, closing prices provided by the exchange, last trade prices from other exchanges, other trade prices available or prices derived through application of fair value methodologies may be used to value the securities. OTC equity securities trading on “Pink Sheets” are valued at the mid-level between current bid and asked prices. If mid-prices are not available, securities will be valued at bid prices. The Valuation Designee may fair value international equity securities in Portfolios that are valued as of 4:00 p.m. Eastern Time. Fair valuing such securities seeks to align closing prices on foreign markets that close prior to 4:00 p.m. Eastern Time with closing prices on U.S. Markets.

Fixed-income instruments are typically valued on the basis of bid prices provided by an approved pricing service when the Valuation Designee reasonably believes that such prices reflect the fair value of the instrument. The market convention may be to use the mid-price between bid and offer in certain markets, and fixed-income instruments may be valued on the basis of the mid-prices when such prices reflect the convention of the particular markets. If the Valuation Designee determines that an appropriate pricing vendor does not exist for a fixed-income instrument, the Valuation Designee may use broker quotations consistent with the manner in which the instruments are quoted and traded.

The fair value of listed derivatives and OTC derivatives is determined with market models and inputs sourced from market data providers. Fair value is determined based on the terms of the instruments and with inputs as of the valuation date. Indicative broker quotations and/or values provided by counterparties may be used if an instrument is not easily modeled and pricing vendors are not able to price the instrument.

86

When making a fair value determination, the Manager may take into account any factors it deems appropriate. The Manager may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used to calculate NAV may differ from quoted or published prices for the same securities. Making a fair value determination involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Manager expects to make fair value determinations for securities primarily traded on U.S. exchanges under certain circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Manager makes fair value determinations routinely for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before each Portfolio ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Manager routinely values many of a Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

The Board may suspend the determination of a Portfolio’s NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, if the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

For purposes of determining a Portfolio’s NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general oversight of the applicable Board, the Manager is responsible for the investment decisions and the placing of orders for portfolio transactions for the Portfolios. The Manager determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as “best execution”). In connection with seeking best execution, a Portfolio does not consider sales of shares of the Portfolio or other investment companies managed by the Manager as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Manager. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Portfolio determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

87

Neither the Portfolios nor the Manager has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Manager for use in rendering investment advice to the Portfolios, such information may be supplied at no cost to the Manager and, therefore, may have the effect of reducing the expenses of the Manager in rendering advice to the Portfolio. While it is impossible to place an actual dollar value on such investment information, the Manager believes that its receipt probably does not reduce the overall expenses of the Manager to any material extent.

The investment information provided to the Manager is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Manager’s own internal research and investment strategy capabilities. Research services furnished by brokers through which the Portfolios effect securities transactions are used by the Manager in carrying out its investment management responsibilities with respect to all its clients’ accounts but not all such services may be used by the Manager in connection with a Portfolio.

The extent to which commissions that will be charged by broker-dealers selected by a Portfolio may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom a Portfolio places portfolio transactions, the Manager may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio transactions could be useful and of value to the Manager in servicing its other clients as well as the Portfolios; on the other hand, certain research services obtained by the Manager as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing a Portfolio.

A Portfolio may deal in some instances in securities which are not listed on a national securities exchange but are traded in the OTC market. It may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the OTC market or third market, the Portfolio will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases, the Portfolio will attempt to negotiate best execution.

Transactions for the Portfolios in fixed-income securities, including transactions in listed securities, are executed in the OTC market with principal market maker dealers with whom the Manager maintains regular contact. These transactions will generally be principal transactions at net prices and the Portfolios will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Manager believes a better execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

The Portfolios’ portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter’s discount. The Manager expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

Investment decisions for a Portfolio are made independently from those for other investment companies and other advisory accounts managed by the Manager. It may happen, on occasion, that the same security is held in a portfolio of a Portfolio and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the Manager, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. Allocations are made by the Manager. Purchases and sales of portfolio securities are determined by the Manager and are placed with broker-dealers by the order department for the Manager.

The Manager continuously monitors and evaluates the performance and execution capabilities of brokers that transact orders for the Portfolios to ensure consistent quality executions. This information is reported to the Manager’s Brokerage Allocation Committee and Best Execution Committee, which oversee broker-selection issues. In addition, the Manager periodically reviews the Portfolios’ transaction costs in light of current market circumstances using internal tools and analysis as well as statistical analysis and other relevant information from external vendors.

88

The Portfolios may, from time to time, place orders for the purchase or sale of securities (including listed call options) with Bernstein LLC, and Bernstein Autonomous LLP (a United Kingdom broker-dealer), affiliates of the Manager (the “Affiliated Brokers”). In such instances, the placement of orders with the Affiliated Brokers would be consistent with each Portfolio’s objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Manager. With respect to orders placed with the Affiliated Brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as a Portfolio), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

The amount of aggregate brokerage commissions paid by each Portfolio, the related commissions allocated to persons or firms because of research services provided to the Portfolios or the Manager and the aggregate amount of brokerage transactions allocated to persons or firms because of research services provided to the Portfolios or the Manager during the three most recent fiscal years are as follows:

Portfolio	Aggregate Brokerage Commissions Paid	Commissions Allocated to Persons or Firms Because of Research Services Provided to the Portfolio or the Manager	Aggregate Amount of Brokerage Transactions Allocated to Persons or Firms Because of Research Services Provided to the Portfolio or the Manager
Emerging Markets Portfolio
Fiscal Year Ended September 30, 2020	$1,905,582	$1,477,281	$1,778,073,104
Fiscal Year Ended September 30, 2021	$1,881,033	$1,437,150	$1,505,868,400
Fiscal Year Ended September 30, 2022	$1,388,282	$818,059	$935,047,954
Short Duration Plus Portfolio
Fiscal Year Ended September 30, 2020	$7,187	$0	$0
Fiscal Year Ended September 30, 2021	$9,065	$0	$0
Fiscal Year Ended September 30, 2022	$8,623	$0	$0
Short Duration Diversified Municipal Portfolio
Fiscal Year Ended September 30, 2020	$0	$0	$0
Fiscal Year Ended September 30, 2021	$0	$0	$0
Fiscal Year Ended September 30, 2022	$0	$0	$0
Intermediate Duration Portfolio
Fiscal Year Ended September 30, 2020	$155,004	$0	$0
Fiscal Year Ended September 30, 2021	$176,139	$0	$0
Fiscal Year Ended September 30, 2022	$82,966	$0	$0
New York Municipal Portfolio
Fiscal Year Ended September 30, 2020	$0	$0	$0
Fiscal Year Ended September 30, 2021	$0	$0	$0
Fiscal Year Ended September 30, 2022	$0	$0	$0
California Municipal Portfolio
Fiscal Year Ended September 30, 2020	$0	$0	$0
Fiscal Year Ended September 30, 2021	$0	$0	$0
Fiscal Year Ended September 30, 2022	$0	$0	$0
Diversified Municipal Portfolio
Fiscal Year Ended September 30, 2020	$0	$0	$0
Fiscal Year Ended September 30, 2021	$0	$0	$0
Fiscal Year Ended September 30, 2022	$0	$0	$0
Overlay A Portfolio
Fiscal Year Ended September 30, 2020	$807,239	$123,827	$547,609,804
Fiscal Year Ended September 30, 2021	$805,861	$95,684	$353,019,105
Fiscal Year Ended September 30, 2022	$743,650	$44,169	$199,063,624
Tax-Aware Overlay A Portfolio
Fiscal Year Ended September 30, 2020	$1,641,079	$253,335	$1,002,307,193
Fiscal Year Ended September 30, 2021	$1,534,683	$190,637	$666,375,389

89

Portfolio	Aggregate Brokerage Commissions Paid	Commissions Allocated to Persons or Firms Because of Research Services Provided to the Portfolio or the Manager	Aggregate Amount of Brokerage Transactions Allocated to Persons or Firms Because of Research Services Provided to the Portfolio or the Manager
Fiscal Year Ended September 30, 2022	$1,547,166	$93,952	$418,629,244
Overlay B Portfolio
Fiscal Year Ended September 30, 2020	$275,990	$0	$0
Fiscal Year Ended September 30, 2021	$238,604	$0	$0
Fiscal Year Ended September 30, 2022	$180,031	$0	$0
Tax-Aware Overlay B Portfolio
Fiscal Year Ended September 30, 2020	$277,008	$0	$0
Fiscal Year Ended September 30, 2021	$243,975	$9,594	$80,169,036
Fiscal Year Ended September 30, 2022	$210,305	$1,702	$43,463,397
Tax-Aware Overlay C Portfolio
Fiscal Year Ended September 30, 2020	$88,308	$0	$0
Fiscal Year Ended September 30, 2021	$78,829	$7,620	$36,928,876
Fiscal Year Ended September 30, 2022	$83,451	$22,157	$58,845,447
Tax-Aware Overlay N Portfolio
Fiscal Year Ended September 30, 2020	$62,416	$81	$975,144
Fiscal Year Ended September 30, 2021	$55,068	$2,535	$12,226,778
Fiscal Year Ended September 30, 2022	$47,741	$2,162	$35,726,803
International Strategic Equities Portfolio
Fiscal Year Ended September 30, 2020	$3,456,158	$2,831,494	$3,949,800,945
Fiscal Year Ended September 30, 2021	$8,294,191	$6,721,565	$9,507,659,120
Fiscal Year Ended September 30, 2022	$8,064,286	$6,399,053	$8,571,064,035
International Small Cap Portfolio
Fiscal Year Ended September 30, 2020	$808,511	$0	$0
Fiscal Year Ended September 30, 2021	$689,758	$0	$0
Fiscal Year Ended September 30, 2022	$630,853	$0	$0
Small Cap Core Portfolio
Fiscal Year Ended September 30, 2020	$711,050	$527,607	$1,083,567,431
Fiscal Year Ended September 30, 2021	$247,733	$186,311	$454,395,216
Fiscal Year Ended September 30, 2022	$188,738	$114,491	$250,756,821

For the fiscal years ended September 30, 2020, 2021 and 2022 no Portfolio paid brokerage commissions to Affiliated Brokers.

As of the end of the most recent fiscal year, each Portfolio listed below owned securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents as follows:

Portfolio	Broker/Dealer	Aggregate Value of Securities Held
SCB Short Duration Plus Portfolio	Bank of America Corp.	$1,114,567
	Barclays PLC	$306,623
	Citigroup, Inc.	$801,596
	Deutsche Bank	$492,493
	Goldman Sachs Group, Inc. (The)	$420,632
	JPMorgan Chase & Co.	$511,403
	Morgan Stanley	$577,763
	UBS AG	$224,402
SCB Intermediate Duration Portfolio	Bank of America Corp.	$15,139,394
	Barclays PLC	$4,743,522
	Citigroup, Inc.	$13,352,991
	Credit Suisse Group AG	$22,362,261

90

Portfolio	Broker/Dealer	Aggregate Value of Securities Held
	Deutsche Bank	$10,018,743
	Goldman Sachs Group, Inc. (The)	$11,010,298
	JPMorgan Chase & Co.	$16,616,690
	Morgan Stanley	$10,968,356
	Wells Fargo & Co.	$11,322,424
SCB Overlay A Portfolio	Bank of America Corp.	$10,185,977
	Goldman Sachs Group, Inc. (The)	$12,694,047
	Wells Fargo & Co.	$13,775,270
SCB Tax-Aware Overlay A Portfolio	Bank of America Corp.	$27,158,618
	Goldman Sachs Group, Inc. (The)	$23,455,136
	Wells Fargo & Co.	$28,525,753
SCB Overlay B Portfolio	Bank of America Corp.	$3,250,706
	Barclays PLC	$1,055,840
	Citigroup, Inc.	$3,543,430
	Deutsche Bank	$1,994,045
	Goldman Sachs Group, Inc. (The)	$2,562,190
	JPMorgan Chase & Co.	$2,989,787
	Morgan Stanley	$2,230,143
	UBS AG	$1,469,697
	Wells Fargo & Co.	$1,264,898

Disclosure of Portfolio Holdings

Each Fund believes that the ideas of the Manager’s investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, each Fund also believes that knowledge of each Portfolio’s holdings can assist shareholders in monitoring their investment, making asset allocation decisions and evaluating portfolio management techniques.

The Manager has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios’ securities. The policies and procedures relating to disclosure of a Portfolio’s securities are designed to allow disclosure of portfolio holdings information where necessary to the Portfolios’ operations or useful to the Portfolios’ shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio’s holdings on a selective basis.

Each Portfolio includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Manager may post portfolio holdings information on the Manager’s website (www.bernstein.com). The Manager generally posts on the website a complete schedule of the Portfolios’ securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio’s holdings and the percentage of the Portfolio’s assets represented by the Portfolios’ holdings. In addition to the schedule of portfolio holdings, the Manager may post information about the number of securities the Portfolios hold, a summary of the Portfolios’ top ten holdings (including name and the percentage of each Portfolio’s assets invested in each holding) and a percentage breakdown of the Portfolios’ investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

The Manager may distribute or authorize the distribution of information about a Portfolio’s holdings that is not publicly available, on the website or otherwise, to the Manager’s employees and affiliates that provide services to each Fund. In addition, the Manager may distribute or authorize distribution of information about a Portfolio’s holdings that is not publicly available, on the website or otherwise, to each Fund’s service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by NRSROs, for the purpose of due diligence regarding a merger or acquisition, for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders, or to other persons approved by the Manager’s Chief Compliance Officer (or his

91

designee) in accordance with the conditions described below that are part of the policies and procedures relating to disclosure of the Portfolios’ securities. The Manager does not expect to disclose information about a Portfolio’s holdings that is not publicly available to the Portfolio’s individual or institutional investors or to intermediaries that distribute the Portfolios’ shares. Information may be disclosed with any frequency and any lag, as appropriate.

Before any non-public disclosure of information about a Portfolio’s holdings is permitted, however, the Manager’s Chief Compliance Officer (or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Manager or its affiliates receive any consideration or compensation for disclosing the information.

The Manager has established procedures to ensure that each Portfolio’s holdings information is only disclosed in accordance with these policies. Only the Manager’s Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Manager’s product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio’s shareholders. The Manager’s Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Manager or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Manager’s Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Manager reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Manager’s policy and any applicable confidentiality agreement. The Manager’s Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to each Fund’s Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Manager will promptly terminate the disclosure arrangement.

In accordance with these procedures, each of the following third parties has been approved to receive information concerning each Portfolio’s holdings: (i) each Fund’s independent registered public accounting firm, for use in providing audit opinions; (ii) Donnelley Financial Solutions, Inc., Data Communique International and, from time to time, other financial printers, for the purpose of preparing each Portfolio’s regulatory filings; (iii) each Fund’s custodian in connection with its custody of the assets of the Portfolios; (iv) Institutional Shareholder Services, Inc. for proxy voting services; (v) the Investment Company Institute, a trade association that represents registered investment companies such as mutual funds, closed-end funds and exchange-traded funds, in connection with confidential industry matters; and (vi) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Portfolio’s holdings information unless specifically authorized.

Tax Management

Bernstein provides certain tax management services to private clients that invest in the Portfolios through investment programs administered by Bernstein. As part of such services, Bernstein conducts year-end tax trading on behalf of these private clients to offset capital gains taxes where possible, which may result in buying and selling shares in one or more of the Portfolios which could in turn result in a Portfolio experiencing asset inflows or outflows at year end. Bernstein coordinates with the Manager to try to ensure that that the implementation of Bernstein’s tax management strategies does not compromise the interests of any Portfolio or its investors. However, the implementation of Bernstein’s tax management strategies may require a Portfolio to increase asset allocations to cash or cash equivalents in order to meet expected redemption requests. If a significant amount of a Portfolio’s assets is allocated to cash or cash equivalents, it may be more difficult for the Portfolio to achieve its investment objective. Implementation of Bernstein’s tax management strategies may also require a Portfolio to incur transaction costs, which will reduce its return.

PURCHASE AND REDEMPTION OF SHARES

Generally, to purchase shares, you must open a discretionary account with a Bernstein advisor (unless you currently have an account with us) and pay for the requested shares. Certain non-discretionary accounts may also invest in the Portfolios, including but not limited to, non-discretionary accounts held by employees, officers and present or former Directors of the applicable Fund or other investment companies managed by the Manager, and existing investors in the Portfolios.

Shares of each Portfolio are sold at the NAV next calculated after receipt of a purchase order. In order to purchase shares, an investor must fill out an application. A confirmation of each capital-share transaction is sent to the shareholder. The methods of purchase and redemption of shares and the methods used to value each Portfolio’s assets are more fully set forth in the Prospectus. Each Fund may enter into arrangements with financial intermediaries permitted to accept purchase and redemption orders to allow these entities to designate other intermediaries to accept purchase and redemption orders.

92

The Portfolios of the SCB Fund, having filed with the SEC a notification of election pursuant to Rule 18f-1 under the 1940 Act, may pay the redemption price in whole or in part by a distribution in kind of securities held by the Portfolio, in lieu of cash. In conformity with applicable rules of the SEC, the Portfolios are each committed to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the NAV of the Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described under “Net Asset Value,” and this valuation is made as of the same time the redemption price is determined.

In order to open your account, the applicable Fund or your broker-dealer or other financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your broker-dealer or other financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Advisor Class Shares. The following clients of Bernstein’s investment management services are eligible to purchase and hold Advisor Class shares of the Portfolios:

•

Clients who are subject to Bernstein’s global fee schedule for such services (generally, all clients with discretionary accounts who became clients in 2009 or thereafter and earlier clients who have adopted the global fee schedule); and

•	Clients investing at least $3 million in a Portfolio. (Bernstein may, in its discretion, waive this minimum investment requirement in certain circumstances.)

Advisor Class shares do not incur any distribution services or any shareholder servicing fees.

Right to Restrict, Reject or Cancel Purchase and Exchange Orders. Each Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Portfolio shareholders. These policies are described below. Each Portfolio reserves the right to restrict, reject or cancel, without any prior notice, any purchase order for any reason, including any purchase order accepted by any shareholder’s financial intermediary.

Each Portfolio may, but is not obligated to, temporarily delay the disbursement of redemption proceeds from an account held directly with the Portfolio by a Specified Adult (as defined below) if there is a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted. A Portfolio will provide notice of this temporary delay, and it will be for an initial period of no more than 15 business days while a Portfolio conducts an internal review of the facts and circumstances of the suspected financial exploitation. If the internal review supports a Portfolio’s belief that actual or attempted financial exploitation has occurred or is occurring, a Portfolio may extend the hold for up to 10 additional business days. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

Risks Associated With Excessive or Short-Term Trading Generally. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Portfolio to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Portfolios may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

A Portfolio that invests significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Portfolio calculates its NAV at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), which gives rise to the

93

possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of securities of foreign issuers established some time before a Portfolio calculates its own share price (referred to as “time zone arbitrage”). The Portfolios have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, each Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders. NAV may be calculated at such other time as the Board of each Fund determines in its discretion.

A shareholder engaging in a short-term trading strategy may also target a fund irrespective of its investments in securities of foreign issuers. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or lack liquidity, has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). All funds may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. Each Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Portfolios’ ability to monitor, purchase, sale and exchange activity. Each Fund, the Manager and Bernstein LLC each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•

Transaction Surveillance Procedures. Each Fund, through its agent, Bernstein LLC, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third-party authority to buy and sell Portfolio shares, the Portfolios may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

•

Account Blocking Procedures. If a Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Fund will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Portfolio shares back to a Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

•

Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

94

Risks to Shareholder Resulting from Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is “blocked” and who may not otherwise wish to redeem his or her shares effectively may be “locked” into an investment in a Portfolio that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder’s risk profile. To rectify this situation, a shareholder with a “blocked” account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of a Fund and its agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, a Fund may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

CODE OF ETHICS AND PROXY VOTING PROCEDURES

Each Fund, the Manager and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund.

Each Fund has adopted the Manager’s proxy voting policies and procedures. The Manager’s proxy voting policies and procedures are attached as Appendix B.

Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Funds’ website at www.alliancebernstein.com; or both; and (2) on the SEC’s website at www.sec.gov.

TAXES

Each of the SCB Fund and the Bernstein Fund intends each of its Portfolios to continue to qualify as a “regulated investment company” under Subchapter M of the Code. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities or foreign currencies, currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income), and certain other related income (the “90% test”); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio’s total assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer, other than U.S. government securities or the securities of other regulated investment companies, or the securities of two or more issuers of which the Portfolio owns 20% or more of the voting stock and which are determined to be engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “diversification requirements”). As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Portfolio must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income, plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its registered holders of its shares. It is possible that certain partnerships in which a Portfolio may invest could be considered qualified publicly traded partnerships and, therefore, the extent to which a Portfolio may invest in partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

95

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. A Portfolio may be able to cure a failure to satisfy the 90% test or the diversification requirements by paying a tax, by disposing of certain assets or by paying a tax and disposing of assets. In addition, in the event of a failure to qualify, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

The Portfolios intend to distribute to the registered holders of their shares all of their net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98.2% of its capital gains, determined, in general, as if a taxable year ends on October 31. For this purpose, however, any ordinary income or capital gain net income retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of each Fixed-Income Portfolio is to declare investment income dividends daily and pay them monthly and to pay capital-gains distributions annually. The policy for the Non-U.S. Stock Portfolios, the Small Cap Core Portfolio and the Overlay Portfolios is to declare and pay investment income dividends and capital-gains distributions at least annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains. Funds are permitted to carry forward capital losses for an indefinite period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses.

Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

Distributions of investment company taxable income and net capital gains are taxable to shareholders subject to U.S. federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains (at a maximum rate of 15% or 20% for individuals, depending on whether their incomes exceed certain threshold amounts, which are adjusted annually for inflation), regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares. All other dividends paid by a Portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income. However, any dividends paid by the Municipal Portfolios (as defined below) and properly reported as exempt-interest dividends will not be subject to regular U.S. federal income tax.

96

Certain dividends on the shares of a Portfolio received by non-corporate shareholders (including individuals, trusts and estates) from the Small Cap Core Portfolio may be eligible for the maximum capital gains tax rate applicable in the case of long-term capital gain provided that the non-corporate shareholder receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. Such rate would not apply to dividends received from the Municipal Portfolios and the Tax-Aware Overlay Portfolios (which generally will be exempt from U.S. federal income tax to the extent discussed below), the other Fixed-Income Portfolios and the Overlay B Portfolio. However, dividends received from Non-U.S. Stock Portfolios may, to a certain extent, qualify for such rate. For tax years beginning after December 31, 2017 and before January 1, 2026, a Portfolio may also report dividends eligible for a 20% “qualified business income” deduction for non-corporate US shareholders to the extent the Portfolio’s income is derived from ordinary REIT dividends, reduced by allocable Portfolio expenses, provided that holding period and other requirements are met by both the shareholder and the Portfolio.

The New York Municipal Portfolio provides, and to a limited extent the Tax-Aware Overlay N Portfolio provides, income which is tax-free (except for alternative minimum tax) for federal and New York state and local individual income tax purposes to the extent of income derived from New York Municipal Securities or securities issued by possessions of the United States. The California Municipal Portfolio provides, and to a limited extent the Tax-Aware Overlay C Portfolio provides, income which is tax-free (except for alternative minimum tax) for U.S. federal and California state personal income tax purposes to the extent of income derived from California Municipal Securities or securities issued by possessions of the United States. The Short Duration Diversified Municipal Portfolio, the Diversified Municipal Portfolio and the Tax-Aware Overlay B Portfolio provide income which is tax-free for federal income tax purposes (except for AMT) and which may be partially tax-free for state tax purposes, to the extent of income derived from Municipal Securities. For this purpose, gains from transactions in options, forward contracts, futures contracts and options on futures contracts as well as gains on the sale of Municipal Securities are not tax-exempt. Accordingly, the New York Municipal Portfolio, the California Municipal Portfolio, the Short Duration Diversified Municipal Portfolio and the Diversified Municipal Portfolio (the “Municipal Portfolios”) and the Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (the “Tax-Aware Overlay Portfolios”) will expect to comply with the requirement of Code Section 852(b)(5) that on a quarterly basis at least 50% of the value of each such Portfolio’s total assets consists of Municipal Securities. This requirement may limit these Portfolios’ ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of these Portfolios may be exempt from state income taxes in certain states to the extent the Portfolio’s income is derived from securities the interest on which is exempt from income taxes in that state. Legislative proposals have been suggested to limit further the federal income tax exemption for municipal securities but such proposals have not been enacted to date. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you, during the prior year. Likewise, the amount of tax-exempt income, including any tax-exempt income subject to AMT, that each Portfolio distributes will be reported to you and such income must be reported on your federal income tax return.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Portfolio’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Portfolio that are attributable to dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Portfolio’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

97

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Municipal or Tax-Aware Overlay Portfolio will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of a Municipal or Tax-Aware Overlay Portfolio and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Municipal or Tax-Aware Overlay Portfolio that represents income derived from certain revenue or private activity bonds held by the Municipal or Tax-Aware Overlay Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a Municipal or Tax-Aware Overlay Portfolio may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual alternative minimum taxes. In addition, the receipt of dividends and distributions from a Municipal or Tax-Aware Overlay Portfolio may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of an S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio’s investments in contingent payment and inflation indexed debt instruments may increase or accelerate the Portfolio’s recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

A Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of the tax rules applicable to debt obligations acquired with market discount if an election is made with respect to such market discount.

Gain or loss realized by a Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the Portfolio held the particular option for more than one year.

The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for U.S. federal income tax purposes as sold at fair market value on the last business day of the fiscal year (“marked to market”). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though a Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

Certain Section 1256 contracts and certain other transactions undertaken by a Portfolio may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios.

98

The Portfolios may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any such elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The diversification requirements applicable to the Portfolios’ assets and other restrictions imposed on the Portfolios by the Code may limit the extent to which the Portfolios will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

99

As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute taxable ordinary income or loss, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that would otherwise constitute ordinary deductions but are allocable under the Code to exempt-interest dividends will not be allowed as a deduction but instead will reduce net tax-exempt income.

Under Code Section 988, foreign currency gains or losses from certain foreign currency contracts (such as forward, futures and option contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, any Portfolio may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made, treatment of a gain or loss as long-term or short-term will depend upon the Portfolios’ holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated or referenced in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of a Portfolio’s investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder’s basis in the shares.

In general, gain or loss on a short sale, to the extent permitted, is recognized when a Portfolio closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Portfolio’s hands. Except with respect to certain situations where the property used by a Portfolio to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Portfolio. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Portfolio for more than one year. In general, a Portfolio will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Provided the Non-U.S. Stock Portfolios and the Overlay Portfolios each qualify as a regulated investment company and more, as is expected, than 50% of the value of each such Portfolio’s total assets at the close of its fiscal year consists of stocks or securities of foreign corporations, such Portfolios may elect for U.S. federal income tax purposes to treat foreign income taxes paid by each such Portfolio as paid by their shareholders. As a result of the Portfolio’s making such an election, shareholders of the Portfolio would be required to include their pro rata share of such foreign taxes in computing their taxable incomes and treat an amount equal to their share of such taxes as a U.S. federal income tax deduction or as foreign tax credit against their U.S. federal income taxes. Generally, a foreign tax credit is more advantageous than a deduction. Each of these Portfolios may determine, as it deems appropriate in applying the relevant U.S. federal income tax rules, not to pass through to shareholders certain foreign taxes paid by such Portfolio. Within 60 days after the close of each taxable year of the Portfolios, the applicable Fund will notify shareholders if the foreign taxes paid by the Portfolios will pass through for that year, and, if so, the amount of each shareholder’s pro rata share of (i) the foreign taxes paid by the Portfolios and (ii) the Portfolios’ gross income from foreign sources. Shareholders who are not liable for federal income tax will not benefit from any such pass through of foreign tax credits. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed regarding the extent to which the credit or the deduction for foreign taxes may be claimed.

Generally, a credit for foreign taxes may not exceed the amount of the shareholder’s U.S. federal income tax liability attributable to its foreign source taxable income. For this purpose, dividends and interest received by such Portfolios in respect of foreign securities generally will give rise to foreign source income to the shareholders. The overall limitation on a foreign tax credit is also applied separately to specific categories of foreign source income, among which is the “passive income” category, which includes foreign source dividends, interest and capital gains. As a result of these rules, certain shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by such Portfolios.

100

The Non-U.S. Stock Portfolios and the Overlay Portfolios may invest in the stock of PFICs. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive income or (2) at least 50% of its assets produce, or are held for the production of, passive income. To the extent that a Portfolio may hold shares of corporations which are considered to be PFICs, capital gains from such shares may be treated as ordinary income and the Portfolio may be subject to corporate income taxes and interest charges on certain dividends on and capital gains from such shares. Under the PFIC rules, the Portfolios holding shares of marketable PFICs may elect to mark those shares to market at the close of the Fund’s taxable year or at the close of a period ending on October 31 for purposes of the excise tax minimum distribution requirements. For this purpose all stock in a PFIC that is owned directly or indirectly by a Portfolio is treated as marketable stock. PFIC mark-to-market gains are treated as ordinary income, as are any gains realized on the ultimate sale of the marketable PFIC stock. Mark-to-market losses and losses on the ultimate disposition of such stock are ordinary losses to the extent of net mark-to-market gains included in previous tax years with respect to such stock.

If a Portfolio were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Portfolio would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

A Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Income received by the Portfolio in respect of foreign securities may be subject to foreign withholding taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

Certain types of income received by a Portfolio from REITs, REMICs, taxable mortgage pools or other investments may cause the Portfolio to designate some or all of its distributions as “excess inclusion income.” To Portfolio shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Portfolio to be subject to tax if certain “disqualified organizations” as defined by the Code are Portfolio shareholders.

Upon the sale or exchange of shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Portfolio, disposes of those shares within 90 days and then acquires, before January 31 of the following year, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Under Treasury Regulations, a Portfolio is currently required to withhold and remit to the U.S. Treasury 24% of dividend and capital-gains income from the accounts of certain U.S. shareholders unless such U.S. shareholders provide their correct taxpayer identification number (“TIN”) and otherwise comply with the applicable requirements of the backup withholding rules. A U.S. shareholder who does not provide his correct TIN may be subject to penalties imposed by the Internal Revenue Service (the “IRS”). Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders will receive, if appropriate, various written notices after the close of a Portfolio’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions, passed-through foreign tax credits if applicable, and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

101

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

If a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

A foreign shareholder generally is subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on certain dividends from a Portfolio. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt interest dividends, or upon the sale or other disposition of shares of a Portfolio.

Properly designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Portfolio’s “qualified net interest income” (generally, the Portfolio’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Portfolio is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Portfolio’s “qualified short-term capital gains” (generally, the excess of the Portfolio’s net short-term capital gain over the Portfolio’s long-term capital loss for such taxable year). However, depending on its circumstances, the Portfolio may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Distributions that a Portfolio reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation (including a REIT dividend attributable to such gain) and the Portfolio’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of the Portfolio at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the Portfolio and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the Portfolio at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 21% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if a Portfolio’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Portfolio could be subject to the 21% withholding tax and U.S. filing requirements unless the foreign person had not held more than 5% of the Portfolio’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding a foreign shareholder’s participation or a Portfolio’s participation in a wash sale transaction or the payment of a substitute dividend.

Separately, a 30% withholding tax is currently imposed on dividends, interest and other income items paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding

102

their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and TINs of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and TIN of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Shares of a Portfolio held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable.

The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolios upon their individual tax situations.

Cost Basis Reporting. Mutual funds are required to report to the Internal Revenue Service the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Portfolios will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period on the redeemed shares.

Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out (FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Portfolios. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then a Portfolio’s default cost basis calculation method, which is currently the Average Cost method, will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

If you hold Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

CUSTODIAN, TRANSFER AGENT, COUNSEL, INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Custodian

State Street Bank and Trust Company (“State Street”), whose address is State Street Corporation CCB/5, One Iron Street, Boston, Massachusetts 02210, acts as each Fund’s custodian for the assets of the applicable Fund and as its accounting agent but plays no part in deciding the purchase or sale of portfolio securities. Foreign securities and currency owned by each Fund may be held by foreign subcustodians of State Street retained for such purpose in accordance with the 1940 Act.

Transfer Agent

DST Asset Manager Solutions, 2000 Crown Colony Drive, Quincy, Massachusetts 02169 serves as Transfer Agent for the SCB Fund with respect to the classes of the Portfolios of SCB Fund covered by this Statement of Additional Information, and in that capacity maintains certain books and records pursuant to an agreement with the SCB Fund.

AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278, serves as Transfer Agent for the Bernstein Fund, and in that capacity maintains certain books and records pursuant to an agreement with the Bernstein Fund.

103

Counsel

The law firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, acts as counsel to each Fund.

Independent Registered Public Accounting Firm and Financial Statements

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, has been selected as each Fund’s independent registered public accounting firm to audit the annual financial statements of each Portfolio. Shareholders are sent audited annual and unaudited semiannual reports that include financial statements, including a schedule of investments. The SCB Fund’s September 30, 2022 audited financial statements included in its 2022 annual report are incorporated herein by reference. The Bernstein Fund’s September 30, 2022 audited financial statements included in its 2022 annual report are incorporated herein by reference. You may request a copy of the Annual Report by writing to or telephoning (collect) each Fund at 1345 Avenue of the Americas, New York, New York 10105, (212) 756-4097.

DESCRIPTION OF SHARES

The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value of $0.001, with respect to the Portfolios of the SCB Fund, and a par value of $0.0001, with respect to the Portfolios of the Bernstein Fund. Shares are also redeemable at the option of the applicable Fund, if the value of a shareholder’s account is less than $1,000.

Pursuant to the Articles of Incorporation of each Fund, the applicable Board may also authorize the creation of additional classes of shares of Portfolios or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the applicable Board may determine.

Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of a Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. Generally, shares of each Portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each Portfolio and class in substantially the same manner. Each class of shares of a Portfolio votes separately with respect to any matters for which separate class voting is appropriate under applicable law. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, the Fund does not intend to hold annual meetings of shareholders, unless required by the 1940 Act.

To the knowledge of the applicable Fund, the following persons or entities owned of record or beneficially 5% or more of the shares of any Portfolio or Class as of December 30, 2022:

Portfolio	Name and Address	No. of Shares of Class	% of Class
Short Duration Plus Portfolio Short Duration Plus Class	754 Fifth Avenue Associates, LP c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	1,296,651.505	5.10%

Overlay A Portfolio Class 2	Howard Brown Health Center – Long Term c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	1,183,653.936	5.83%

Overlay A Portfolio Class 2	Cooley LLP Cash Balance Plan 2018 c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	1,054,443.422	5.19%

104

Portfolio	Name and Address	No. of Shares of Class	% of Class
Overlay A Portfolio Class 2	Retirement Plan For The Employees Of AllianceBernstein L.P. Trust c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	1,198,843.982	5.91%

Overlay B Portfolio Class 2	Cooley LLP Cash Balance Plan 2018 c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	1,686,457.895	9.57%

Tax-Aware Overlay A Portfolio Class 2	NQSM Trust c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	2,384,984.520	5.46%

Tax-Aware Overlay C Portfolio Class 2	Jernstedt I LLC c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	1,083,302.465	11.06%

Tax-Aware Overlay C Portfolio Class 2	JBD Revocable Trust c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	1,153,527.224	11.77%

Tax-Aware Overlay N Portfolio Class 2	L.G c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	198,435.875	6.06%

Tax-Aware Overlay N Portfolio Class 2	J.F c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	200,683.689	6.13%

Tax-Aware Overlay N Portfolio Class 2	L.K c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	179,169.373	5.47%

Tax-Aware Overlay N Portfolio Class 2	B.K c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	384,225.928	11.74%

Tax-Aware Overlay N Portfolio Class 2	The MB Living Trust c/o Sanford C. Bernstein & Co., LLC 1345 Avenue of the Americas New York, NY 10105	291,653.947	8.91%

105

APPENDIX A

BOND RATINGS

The following is a summary of published ratings by certain NRSROs. The Manager generally uses ratings issued by such NRSROs but may rely on ratings from other NRSROs, depending on the security in question. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so. NRSROs may also fail to change credit ratings to reflect subsequent events on a timely basis.

Moody’s Investors Service, Inc. (“Moody’s”)

Aaa—Bonds which are rated Aaa are judged to be of the highest quality and are subject to the lowest level of credit risk.

Aa—Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Bonds which are rated A are judged to be upper-medium-grade and are subject to low credit risk.

Baa—Bonds which are rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Bonds which are rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Bonds which are rated B are considered speculative and are subject to high credit risk.

Caa—Bonds which are rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Bonds which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Bonds which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note—Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P Global Ratings (“S&P”)

AAA—Debt rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—Debt rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A—Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

A-1

BBB—Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, C—Debt rated BB, B, CCC, CC or C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB—Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposures to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B—Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC—Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC—Debt rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C—Debt rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—Debt rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed debt restructuring.

Plus (+) or Minus (-)—Ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the rating categories.

NR—NR indicates that a rating has not been assigned or is no longer assigned.

Fitch Ratings

AAA—Bonds considered to be investment grade and of the highest credit quality. The AAA ratings denote the lowest expectation of credit risk and are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Bonds considered to be investment grade and of very high credit quality. The AA ratings denote expectations of very low credit risk and indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—Bonds considered to be investment grade and of high credit quality. The A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than bonds with higher ratings.

BBB—Bonds considered to be investment grade and of good credit quality. The BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

A-2

BB—Bonds are considered speculative and are indicative of an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B—Bonds are considered highly speculative. The B ratings indicate that material credit risk is present.

CCC—Bonds are considered to have substantial credit risk.

CC—Bonds are considered to have very high levels of credit risk.

C—Bonds are considered to have exceptionally high levels of credit risk.

Defaulted obligations are typically rated in the CCC to C rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) Minus (-)—Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category or in categories below CCC.

DBRS Morningstar

AAA—Long-term debt rated AAA is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA—Long-term debt rated AA is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A—Long-term debt rated A is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB—Long-term debt rated BBB is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB—Long-term debt rated BB is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B—Long-term debt rated B is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC, CC and C—Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D—When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS Morningstar may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

All rating categories other than AAA and D also contain subcategories “(high)” and “(low).” The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

Kroll Bond Rating Agency (“KBRA”)

AAA—Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.

AA—Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.

A—Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.

BBB—Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stressed environments.

A-3

BB—Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.

B—Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.

CCC—Determined to be at substantial risk of loss due to credit-related events, near default or in default with high recovery expectations.

CC—Determined to be near default or in default with average recovery expectations.

C—Determined to be near default or in default with low recovery expectations.

D—KBRA defines default as occurring if: (1) there is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered; (2) the rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result; (3) the rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

KBRA may append—or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.

A-4

APPENDIX B

STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING

Proxy Voting and Governance Policy Statement

Introduction

AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value. AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of each respective client as determined by AB in its discretion, after consideration of the relevant clients’ investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client (“Governing Agreements”). This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“members of Responsible Investing team”), in order to ensure that this Policy and its procedures are implemented consistently.

To be effective stewards of our client’s investments and maximize shareholder value, we need to vote proxies on behalf of our clients responsibly. This Policy forms part of a suite of policies and frameworks beginning with AB’s Stewardship Statement that outline our approach to responsibility, responsible investing, stewardship, engagement, climate change, human rights, global slavery and human trafficking, and controversial investments. Proxy voting is an integral part of this process, enabling us to support strong corporate governance structures, shareholder rights, transparency and disclosure, and encourage corporate action on material environmental, social and governance (“ESG”) and climate issues.

This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Equities, Fixed Income, Responsibility, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the members of the Responsible Investing team making different voting decisions on the same proposal. Nevertheless, the members of the Responsible Investing team vote proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Voting and Governance Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Voting and Governance Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review this Statement and the Policy no less frequently than annually. In addition, the Proxy Voting and Governance Committee meets at least three times a year and as necessary to address special situations.

B-1

Research Services

We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services (“ISS”) and Glass Lewis at different levels. All our investment professionals can access these materials via the members of the Responsible Investing team and/or the Proxy Voting and Governance Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the members of the Responsible Investing team may consult the Proxy Voting and Governance Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the members of the Responsible Investing team, who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting and Governance Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and voting proposals, and environmental, social and disclosure proposals. The following are examples of specific issues within each of these broad categories:

Board and Director Proposals: Election of Directors

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Auditor Proposals: Appointment of Auditors

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

B-2

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the U.K. market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the U.S. Securities and Exchange Commission (“SEC”) in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementing restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Environmental, Social and Disclosure Proposals: Lobbying and Political Spending

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

Conflicts of Interest

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a

B-3

potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and proxy advisors’ recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, we refer the proposed vote to our Conflicts Officer for his determination.

In addition, our Proxy Voting and Governance Committee takes reasonable steps to verify that our primary proxy advisor, ISS, continues to be independent, including an annual review of ISS’s conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

Voting Transparency

We publish our voting records on our Internet site (www.alliancebernstein.com) one business day after the company’s shareholder meeting date. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six-plus years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. If the local regulation requires that records are kept for more than six years, we will comply with the local regulation. We maintain the vast majority of these records electronically.

B-4

SANFORD C. BERNSTEIN FUND, INC.

AB Intermediate New York Municipal Portfolio

AB Intermediate California Municipal Portfolio

AB Intermediate Diversified Municipal Portfolio

AB Short Duration Portfolio

AB Intermediate Duration Portfolio

AB Emerging Markets Portfolio

BERNSTEIN FUND, INC.

International Strategic Equities Portfolio

International Small Cap Portfolio

Small Cap Core Portfolio

c/o ALLIANCEBERNSTEIN INVESTOR SERVICES, INC.

P.O. Box 786003

San Antonio, Texas 78278-6003

Toll Free (800) 221-5672

For Literature: Toll Free (800) 227-4618

STATEMENT OF ADDITIONAL INFORMATION

January 27, 2023

This Statement of Additional Information (“SAI”) relates to the following classes of the AB Intermediate New York Municipal Portfolio (the “New York Municipal Portfolio”), the AB Intermediate California Municipal Portfolio (the “California Municipal Portfolio”), the AB Intermediate Diversified Municipal Portfolio (the “Diversified Municipal Portfolio,” and together with the New York Municipal Portfolio and the California Municipal Portfolio, the “Municipal Portfolios”), the AB Short Duration Portfolio (the “Short Duration Portfolio”), the AB Intermediate Duration Portfolio (the “Intermediate Duration Portfolio,” and together with the Municipal Portfolios and the Short Duration Portfolio, the “Fixed-Income Portfolios”) and the AB Emerging Markets Portfolio (the “Emerging Markets Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “SCB Fund”), as well as to the following classes of the International Strategic Equities Portfolio, the International Small Cap Portfolio and the Small Cap Core Portfolio of the Bernstein Fund, Inc. (the “Bernstein Fund”), each such series a “Portfolio” and collectively, the “Portfolios”:

Portfolio and Class	Exchange Ticker Symbol
SANFORD C. BERNSTEIN FUND, INC.
AB Intermediate New York Municipal Portfolio
Class A	ANIAX
Class C	ANMCX
Advisor Class	ANIYX
AB Intermediate California Municipal Portfolio
Class A	AICAX
Class C	ACMCX
Advisor Class	AICYX
AB Intermediate Diversified Municipal Portfolio
Class A	AIDAX
Class C	AIMCX
Class Z	AIDZX
Advisor Class	AIDYX
AB Short Duration Portfolio
Class A	ADPAX
Class C	ADPCX
AB Intermediate Duration Portfolio
Class A	IDPAX
Class Z	IDPZX
Advisor Class	IDPYX

Portfolio and Class	Exchange Ticker Symbol
AB Emerging Markets Portfolio
Class Z	EGMZX
BERNSTEIN FUND, INC.
International Strategic Equities Portfolio
Class Z	STEZX
International Small Cap Portfolio
Class Z	IRCZX
Small Cap Core Portfolio
Class Z	SCRZX

This SAI is not a prospectus, but supplements and should be read in conjunction with the Portfolios’ Prospectus, dated January 27, 2023, as it may be amended and/or supplemented from time to time, for Class A, Class C, Advisor Class and Class Z shares, as applicable, of the Portfolios (the “Prospectus”). Copies of the Prospectus and each Portfolio’s annual and semi-annual reports may be obtained by contacting AllianceBernstein Investor Services, Inc. (“ABIS”) at the address or the “For Literature” telephone number shown above or on the Internet at www.abfunds.com. Certain financial statements from the SCB Fund’s annual report dated September 30, 2022 are incorporated by reference into this SAI. Certain financial statements from the Bernstein Fund’s annual report dated September 30, 2022 are incorporated by reference into this SAI. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

TABLE OF CONTENTS

FUND HISTORY	1
INVESTMENT STRATEGIES AND RELATED RISKS	1
INVESTMENT RESTRICTIONS	20
INVESTMENTS	24
DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES	49
MANAGEMENT OF THE FUNDS	58
NET ASSET VALUE	72
EXPENSES OF THE FUNDS	74
CODE OF ETHICS AND PROXY VOTING POLICIES AND PROCEDURES	77
PURCHASE OF SHARES	77
REDEMPTION AND REPURCHASE OF SHARES	92
SHAREHOLDER SERVICES	94
DIVIDENDS, DISTRIBUTIONS AND TAXES	96
PORTFOLIO TRANSACTIONS AND BROKERAGE	103
CUSTODIAN AND ACCOUNTING AGENT, PRINCIPAL UNDERWRITER, COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION	108
GENERAL INFORMATION	108
APPENDIX A: DESCRIPTION OF RATING	A-1
APPENDIX B: STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING	B-1

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

FUND HISTORY

The SCB Fund was incorporated under the laws of the State of Maryland on May 4, 1988 and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Bernstein Fund was incorporated under the laws of the State of Maryland on September 11, 2015 and is registered as an open-end management investment company under the 1940 Act. Each of the SCB Fund and the Bernstein Fund is referred to herein as a “Fund,” or together, the “Funds.”

The New York Municipal Portfolio, doing business as AllianceBernstein Intermediate New York Municipal Portfolio, commenced offering the New York Municipal Class shares on January 9, 1989; the California Municipal Portfolio, doing business as the AllianceBernstein Intermediate California Municipal Portfolio, commenced offering the California Municipal Class shares on August 6, 1990; the Diversified Municipal Portfolio, doing business as the AllianceBernstein Intermediate Diversified Municipal Portfolio, commenced offering the Diversified Municipal Class shares on January 9, 1989, pursuant to a separate prospectus. The Short Duration Plus Portfolio, doing business as AllianceBernstein Short Duration Portfolio, commenced offering the Short Duration Plus Class shares on December 12, 1988, pursuant to a separate prospectus.

On February 1, 2002, the New York Municipal Portfolio, California Municipal Portfolio and the Diversified Municipal Portfolio commenced offering Class A, Class B and Class C shares. On May 21, 2003, the Short Duration Portfolio commenced offering Class A shares, Class B shares, and Class C shares. As of October 4, 2016, Class B shares of the California Municipal Portfolio are no longer offered. As of August 30, 2018, Class B Shares of the New York Municipal Portfolio are no longer offered. As of the close of business on November 7, 2019, all outstanding Class B shares of each Portfolio were automatically converted to Class A shares of the same Portfolio.

As of January 20, 2015, the name of each Portfolio of the SCB Fund was changed to delete “AllianceBernstein” from its name and replace it with “AB.” The “AllianceBernstein Intermediate New York Municipal Portfolio” changed its name to “AB Intermediate New York Municipal Portfolio,” the “AllianceBernstein Intermediate California Municipal Portfolio” changed its name to “AB Intermediate California Municipal Portfolio,” the “AllianceBernstein Intermediate Diversified Municipal Portfolio” changed its name to “AB Intermediate Diversified Municipal Portfolio,” and the “AllianceBernstein Short Duration Portfolio” changed its name to “AB Short Duration Portfolio.”

On June 26, 2015, the Diversified Municipal Portfolio commenced offering Advisor Class shares. On July 25, 2016 the New York Municipal Portfolio and California Municipal Portfolio commenced offering Advisor Class shares.

On December 21, 2015, the International Strategic Equities Portfolio and the International Small Cap Portfolio of the Bernstein Fund commenced offering Class Z shares. On December 29, 2015, the Small Cap Core Portfolio of the Bernstein Fund commenced offering Class Z shares. On January 15, 2016, the Emerging Markets Portfolio of the SCB Fund commenced offering Class Z shares. On July 2, 2018, the Diversified Municipal Portfolio commenced offering Class Z shares. On July 22, 2019, the Intermediate Duration Portfolio commenced offering Class A shares, Advisor Class shares, and Class Z shares.

The term “net assets,” as used in this SAI, means net assets plus any borrowings.

INVESTMENT STRATEGIES AND RELATED RISKS

For a summary description of the objectives, principal investment strategies and policies of each Portfolio, see each Portfolio’s sections of the Prospectus entitled “Investment Objective,” “Principal Strategies,” and “Principal Risks” as well as the section entitled “Additional Investment Information, Special Investment Techniques and Related Risks.” The following information is provided for those investors desiring information in addition to that contained in the Prospectus.

Each Portfolio of the SCB Fund is diversified except for the New York Municipal Portfolio and the California Municipal Portfolio. Each Portfolio of the Bernstein Fund is diversified.

The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Portfolio set forth in the Portfolios’ Prospectus. Except as otherwise noted, each Portfolio’s investment policies are not designated “fundamental policies” within the meaning of the 1940 Act, and may be changed by the applicable Fund’s Board of Directors (each, a “Board” and together, the “Boards”) with respect to a Portfolio without approval of the shareholders of such Portfolio; however, such shareholders will be notified of a material change in such policies. If there is a change in investment policy or objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs. There is no assurance that any Portfolio will achieve its investment objective.

1

Fixed-Income Portfolios

Except as otherwise specified, each of the Fixed-Income Portfolios may invest in any of the securities described in the Prospectus and this SAI. In addition, each of the Fixed-Income Portfolios may use any of the special investment techniques, some of which are commonly called derivatives, described in the Prospectus and this SAI to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to obtain exposure to certain markets or to manage the effective maturity or duration of fixed-income securities.

To identify attractive bonds for the Fixed-Income Portfolios, AllianceBernstein L.P. (the “Manager”) evaluates securities and sectors in an effort to identify the most attractive securities in the market at a given time—those believed to offer the highest expected return in relation to their risks. In addition, the Manager may analyze the yield curve to seek the optimum combination of duration for given degrees of interest rate risk. Finally, the Manager may use interest rate forecasting to estimate the best level of interest rate risk at a given time, within specified limits for each Portfolio.

None of the Fixed-Income Portfolios (other than Intermediate Duration Portfolio) will purchase any security if, as a result, immediately after that purchase less than 80% of the Portfolio’s total assets would consist of securities or commercial paper rated A or higher by S&P Global Ratings (“S&P”), Fitch Ratings, Inc. (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”) or an equivalent nationally recognized statistical rating organization (“NRSRO”); SP-1 by S&P, F-1 by Fitch or MIG1 or VMIG1 by Moody’s; A-1 by S&P, or P-1 by Moody’s or an equivalent by any other NRSRO; or are not rated but in either case are determined by the Manager to be of comparable quality. In addition, none of the Fixed-Income Portfolios (other than Intermediate Duration Portfolio) will purchase a security or commercial paper rated less than B by S&P, Fitch or Moody’s or an equivalent by any other NRSRO; less than A-2 or SP-2 by S&P, less than F-2 by Fitch or less than P-2, MIG-2 or VMIG-2 by Moody’s or an equivalent by any other NRSRO; or not rated but in either case are determined by the Manager to be of comparably poor quality. In the event of differing ratings, the higher rating shall apply. Intermediate Duration Portfolio may invest in securities rated CCC by S&P and Fitch, or Caa by Moody’s or an equivalent by any other NRSRO. In the event of differing ratings, the higher rating shall apply. The impact of changing economic conditions, investment risk and changing interest rates is increased by investing in securities rated below A by S&P, Fitch or Moody’s or an equivalent by any other NRSRO; below SP-1 or A-1 by S&P, below F-1 by Fitch or below MIG-1, VMIG-1 or P-1 by Moody’s or an equivalent by any other NRSRO. In addition, the secondary trading market for lower-rated bonds may be less liquid than the market for higher-grade bonds. Accordingly, lower-rated bonds may be difficult to value accurately. Securities rated BBB by S&P and Fitch or Baa by Moody’s or the equivalent by any other NRSRO are investment grade. Securities that are rated BB, B or CCC by S&P and Fitch, or Ba, B or Caa by Moody’s or the equivalent by any other NRSRO are considered to be speculative with regard to the payment of interest and principal.

In addition to these policies, which govern all Fixed-Income Portfolios, individual Portfolios have individual policies, discussed below, pertaining to the minimum ratings and types of investments permitted, as well as the effective duration and average maturity of the Portfolio. Effective duration, a statistic that is expressed in time periods, is a measure of the exposure of the Portfolio to changes in interest rates. Unlike maturity, which is the latest possible date for the final payment to be received from a bond, effective duration is a measure of the timing of all the expected interest and principal payments. Depending on the Manager’s interest-rate forecast, the Manager may adjust the actual duration of each of the Fixed-Income Portfolios. When interest rates are expected to rise, the Manager may shorten the Portfolio’s duration. When interest rates are expected to fall, the Manager may lengthen the Portfolio’s duration.

The maturity composition of each of the Fixed-Income Portfolios may also vary, depending upon the shape of the yield curve and opportunities in the bond market, at times being concentrated in the middle part of the targeted range, while at other times consisting of a greater amount of securities with maturities that are shorter and others that are longer than the targeted range.

Generally, the value of debt securities changes as the general level of interest rates fluctuates. During periods of rising interest rates, the values of fixed-income securities generally decline. Conversely, during periods of falling interest rates, the values of these securities nearly always increase. Generally, the longer the maturity or effective duration, the greater the sensitivity of the price of a fixed-income security to any given change in interest rates. The value of each Portfolio’s shares fluctuates with the value of its investments.

As a fundamental policy, each of the Municipal Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. “Municipal Securities” are securities issued by states and their various political subdivisions along with agencies and instrumentalities of states and their various political subdivisions and by possessions and territories of the United States, such as Puerto Rico, the Virgin Islands and Guam and their various political subdivisions. The income from these securities is exempt from federal taxation but, in certain instances, may be includable in income subject to the alternative minimum tax (“AMT”).

In addition to Municipal Securities, each Municipal Portfolio may invest in non-Municipal Securities when, in the opinion of the Manager, the inclusion of the non-Municipal Security will enhance the expected after-tax return of the Municipal Portfolio in accordance with the Municipal Portfolio’s objectives. The Municipal Portfolios may not be appropriate for tax-exempt investors under normal market conditions.

2

The Portfolios may invest in mortgage-backed securities (“MBS”), including those that are issued by private issuers, and therefore may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS.

Unlike MBS issued or guaranteed by the U.S. government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceed that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable-rate mortgages.

If a Portfolio purchases subordinated MBS, the subordinated MBS may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the Portfolios’ securities. Therefore, if there are defaults on the underlying mortgage loans, the Portfolios will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

The Portfolios may also invest in commercial mortgage-backed securities (“CMBS”), which represent interests in mortgage loans on commercial real estate, such as loans secured by mortgages on hotels, shopping centers, office buildings and apartment buildings. Generally, the interest and principal payments on these loans are passed on to investors in CMBS according to a schedule of payments. A Portfolio may invest in individual CMBS issues or, alternately, may gain exposure to the overall CMBS market by investing in a derivative contract, the performance of which is related to changes in the value of a domestic CMBS index. The risks associated with CMBS reflect the risks of investing in the commercial real estate securing the underlying mortgage loans and are therefore different from the risks of other types of MBS. Additionally, CMBS may expose the Portfolio to interest rate, liquidity and credit risks. CMBS are subject to heightened risks due to the significant economic impacts of the novel coronavirus pandemic (COVID-19) on commercial real estate. In addition, global climate change may have an adverse effect on property and security values.

The Portfolios may also purchase asset-backed securities (“ABS”) that have many of the same characteristics and risks as the MBS described above, except that ABS may be backed by pools of automobile loans, educational loans, home equity loans, credit card receivables or other types of loans.

3

Each of the Portfolios may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Portfolio investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Portfolio may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Portfolio purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

The Portfolios may also invest in other types of fixed-income securities which are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include preferred stock or so called “high yield” or “junk” bonds (i.e., bonds that are rated below investment grade by an NRSRO or that are of equivalent quality). Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

A Portfolio’s compliance with its investment restrictions and limitations is usually determined at the time of investment. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by a Portfolio, or if the maturity of a security is extended after purchase by a Portfolio, the portfolio managers will decide whether the security should be held or sold. Certain mortgage- or asset-backed securities may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case a Portfolio may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

Non-U.S. Below Investment-Grade Bonds

Emerging-market debt may be rated below investment-grade, or unrated but comparable to that rated below investment-grade by any internationally recognized rating agencies. Lower-quality debt securities, also known as “junk bonds,” are often considered to be speculative and involve greater risk of default or price change due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than those of higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. Securities in the lowest quality category may present the risk of default, or may be in default.

While the Manager may refer to ratings issued by any internationally recognized rating agencies, when available, the Manager may choose to rely upon, or to supplement such ratings with, its own independent and ongoing review of credit quality. A Portfolio’s achievement of its investment objective may, to the extent of its investment in medium- to lower-rated bonds, be more dependent upon the Manager’s credit analysis than would be the case if the Portfolio were to invest in higher quality bonds.

The secondary market on which medium- to lower-rated bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell medium- to lower-rated bonds and could cause large fluctuations in the daily NAV of the Portfolio’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of medium- to lower-rated bonds, especially in a thinly traded market. When secondary markets for medium- to lower-rated securities are less liquid than markets for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. Furthermore, prices for medium- to lower-rated bonds may be affected by legislative and regulatory developments.

4

Social, Political and Economic Instability

Investments in emerging-market countries involve exposure to a greater degree of risk due to increased political and economic instability. Instability may result from, among other factors: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations or armed conflict with neighboring countries; (v) ethnic, religious and racial disaffection; and (vi) changes in trading status. Following Russia’s recent invasion of Ukraine, the United States, the European Union and the regulatory bodies of certain other countries instituted numerous sanctions against certain Russian individuals and Russian entities. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Certain emerging-market countries have histories of instability and upheaval with respect to their internal policies that could cause their governments to act in a detrimental or hostile manner toward private enterprise or foreign investment. Such actions – for example, nationalizing a company or industry, expropriating assets, or imposing punitive taxes – could have a severe effect on security prices and impair the Portfolios’ ability to repatriate capital or income. The possibility exists that economic development in certain emerging-market countries may be suddenly slowed or reversed by unanticipated political or social events in those countries, and that economic, political and social instability in some countries could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

The risks described above are more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets.

The foregoing is not intended to be exhaustive and there may be other risk factors to take into account in relation to a particular investment. In addition, investors should be aware that the Portfolios may invest in foreign countries or in companies in which foreign investors, including the Manager, have had no or limited prior experience. Investors should also note that a feature of emerging markets is that they are subject to rapid change and the information set out above may become outdated relatively quickly.

Investments in China

Risks of investments in securities of companies economically tied to China may include the volatility of the Chinese stock market; the Chinese economy’s heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens; the continuing importance of the role of the Chinese Government, which may take legal or regulatory actions that affect the contractual arrangements of a company or economic and market practices, and cause the value of the securities of an issuer held by a Portfolio to decrease significantly; and political unrest. Such regulatory measures, which may be adopted with little or no warning, can severely restrict a company’s business operations, with potentially dramatic adverse impacts on the market values of its securities. While the Chinese economy has grown rapidly in recent years, the rate of growth has been declining, and there can be no assurance that China’s economy will continue to grow in the future. Trade disputes between China and its trading counterparties, including the United States, have arisen and may continue to arise. Such disputes have resulted in trade tariffs and may potentially result in future trade tariffs, as well as embargoes, trade limitations, trade wars and other negative consequences. These consequences could trigger, among other things, a substantial reduction in international trade and adverse effects on, and potential failure of, individual companies and/or large segments of China’s export industry, which could have potentially significant negative effects on the Chinese economy as well as the global economy. In addition, the political climate between the United States and China has been deteriorating for several years. The United States government has acted to prohibit U.S. persons, such as the Portfolios, from owning, and required them to divest, certain Chinese companies designated as related to the Chinese military. There is no assurance that more such companies will not be so designated in the future, which could limit the Portfolios’ opportunities for investment and require the sale of securities at a loss or make them illiquid. If the political climate between the United States and China continues to deteriorate, economies and markets may be adversely affected.

China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region. Risks of investments in issuers based in Hong Kong, a special administrative region of China, include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies. These and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on the performance of the Emerging Markets Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio.

5

The Emerging Markets Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio may invest in China A shares of certain Chinese companies listed and traded through the Shanghai-Hong Kong Stock Connect and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). Stock Connect is a securities trading and clearing program established by Hong Kong Exchanges and Clearing Limited, the Shanghai Stock Exchange, the Shenzhen Stock Exchange and China Securities Depository and Clearing Corporation Limited, which seeks to provide mutual stock market access between Mainland China and Hong Kong. These Portfolios may also invest in Chinese interbank bonds traded on the China Interbank Bond Market through the China-Hong Kong Bond Connect program (“Bond Connect”). In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of the ultimate investors (such as these Portfolios) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects a Portfolio to numerous risks, including the risk that a Portfolio may have a limited ability to enforce its rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. Furthermore, courts in China have limited experience in applying the concept of beneficial ownership.

Trading through Stock Connect or Bond Connect is subject to a number of restrictions and risks that could impair the Emerging Markets Portfolio’s, International Small Cap Portfolio’s and International Strategic Equities Portfolio’s ability to invest in or sell China A shares or Chinese interbank bonds, respectively, and affect investment returns, including limitations on trading and possible imposition of trading suspensions. For example, Stock Connect is subject to quotas that limit aggregate net purchases on an exchange on a particular day, and an investor cannot purchase and sell the same security through Stock Connect on the same trading day. In addition, both Stock Connect and Bond Connect are generally only available on business days when both the China and Hong Kong markets are open, which may limit a Portfolio’s ability to trade when it would be otherwise attractive to do so. In addition, uncertainties in China’s tax rules related to the taxation of income and gains from investments in China A shares or Chinese interbank bonds could result in unexpected tax liabilities for a Portfolio. Investing in China A shares and Chinese interbank bonds is also subject to the clearance and settlement procedures associated with Stock Connect and Bond Connect, which could pose risks to these Portfolios.

All transactions in Stock Connect or Bond Connect securities will be made in renminbi, and accordingly the Emerging Markets Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio will be exposed to renminbi currency risks. The ability to hedge renminbi currency risks is limited. In addition, given the renminbi is subject to exchange control restrictions, these Portfolios could be adversely affected by delays in converting other currencies into renminbi and vice versa and at times when there are unfavorable market conditions. Securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

Both Stock Connect and Bond Connect are subject to regulations promulgated by regulatory authorities and implementation rules made by the stock exchanges, with respect to Stock Connect, in China and Hong Kong. Furthermore, new regulations may be promulgated from time to time by the regulators in connection with operations and cross-border legal enforcement under Stock Connect and Bond Connect.

A Portfolio may invest in Chinese companies through a special structure known as a variable interest entity (“VIE”), which is designed to provide foreign investors, such as a Portfolio, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange (such as the Exchange or NASDAQ) and enters into contractual arrangements with the VIE through one or more wholly-owned special purpose vehicles. This structure allows Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as a Portfolio, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. The contractual arrangements with the VIE will not provide investors in the shell company with all of the rights that they would otherwise have through direct equity ownership, and a foreign investor’s rights may be limited, including by actions of the Chinese government which could determine that the underlying contractual arrangements are invalid. In addition, a Portfolio is not a VIE owner or shareholder and therefore cannot exert influence through proxy voting or other means. While VIEs are a longstanding industry practice and are well known by Chinese officials and regulators, the structure has not been formally recognized under Chinese law until recently, creating uncertainty over the possibility that the Chinese government might cease to tolerate VIE structures at any time or impose new restrictions on the structure. China has proposed the adoption of rules which would affirm that VIEs are legally permissible, though there remains significant uncertainty over how these rules will operate.

It is also uncertain whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies. Increased restrictions on of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent loss, and in turn, adversely affect a Portfolio’s returns and net asset value.

6

Foreign companies listed on stock exchanges in the United States, including companies using the VIE structure, could also face delisting or other ramifications for failure to meet the expectations and/or requirements of U.S. regulators.

The Short Duration Portfolio and Intermediate Duration Portfolio are also subject to the risks of investments in securities of Chinese issuers. These risks and related factors may result in adverse effects on investments in China and Hong Kong and have a negative impact on the performance of these Portfolios.

The Short Duration Portfolio and Intermediate Duration Portfolio may invest in renminbi-denominated bonds issued in China (“RMB Bonds”). RMB Bonds, including government and corporate bonds, are available in the China Interbank Bond Market (“CIBM”) to eligible foreign investors through the CIBM Direct Access Program and through Bond Connect. Both programs are relatively new. Laws, rules, regulations, policies and guidelines relating to each program are untested and subject to change, including with potential retroactive effect.

The CIBM Direct Access Program, established by the People’s Bank of China, allows eligible foreign institutional investors to conduct trading in the CIBM, subject to other rules and regulations as promulgated by Chinese authorities. Eligible foreign institutional investors who wish to invest directly in the CIBM through the CIBM Direct Access Program may do so through an onshore settlement agent, who would be responsible for making the relevant filings and account opening with the relevant authorities. The Portfolios are therefore subject to the risk of default or errors on the part of such agent.

Bond Connect provides a channel for overseas investors to invest in the Chinese bond market through investment links between Hong Kong and mainland China. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of the ultimate investors (such as a Portfolio) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai Clearing House). This recordkeeping system subjects a Portfolio to numerous risks, including the risk that a Portfolio may have a limited ability to enforce its rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. Trading through Bond Connect is subject to other restrictions and risks. For example, Bond Connect is generally only available on business days when both the China and Hong Kong markets are open, which may limit a Portfolio’s ability to trade when it would be otherwise attractive to do so. Investing through Bond Connect also subjects the Portfolios to the clearance and settlement procedures associated with Bond Connect, which could pose risks to a Portfolio. Furthermore, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

Uncertainties in China’s tax rules related to the taxation of income and gains from investments in Chinese interbank bonds could result in unexpected tax liabilities for a Portfolio. Investing in the CIBM will also expose the Portfolios to renminbi currency risks. The ability to hedge renminbi currency risks may be limited. In addition, given the renminbi is subject to exchange control restrictions, a Portfolio could be adversely affected by delays in converting other currencies into renminbi and vice versa and at times when there are unfavorable market conditions.

Alternative Minimum Tax

Under current federal income tax law, interest on tax-exempt Municipal Securities issued after August 7, 1986 which are specified “private activity bonds,” and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals, though for regular federal income tax purposes such interest will remain fully tax-exempt. Such private activity bonds (“AMT-Subject bonds”), which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, have provided, and may continue to provide, somewhat higher yields than other comparable Municipal Securities.

Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject bonds. AMT-Subject bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of AMT-Subject bonds is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Portfolio assets may be invested.

7

New York Municipal Portfolio

The New York Municipal Portfolio invests in those securities which the Manager believes offer the highest after-tax returns for New York residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk.

The investments include Municipal Securities issued by the State of New York or its political subdivisions, or otherwise exempt from New York State income tax (“New York Municipal Securities”). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal, New York State and local income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

The New York Municipal Portfolio is a non-diversified portfolio under the 1940 Act. Nonetheless, the Fund intends to continue to qualify the New York Municipal Portfolio, like each of the other Portfolios, as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”). This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of the New York Municipal Portfolio’s total assets be represented by cash, cash items, U.S. government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of the Portfolio’s total assets, and that the New York Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If the New York Municipal Portfolio’s assets consist of the securities of a small number of issuers, any change in the market’s assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of the Portfolio.

Because the New York Municipal Portfolio invests primarily in New York Municipal Securities, the Portfolio’s performance is closely tied to economic conditions within the State of New York and the financial condition of the State and its agencies and municipalities.

The New York Municipal Portfolio is not appropriate for tax-exempt investors. Moreover, because the New York Municipal Portfolio seeks income exempt from New York State and local taxes as well as federal income tax, the Portfolio may not be appropriate for certain taxable investors, such as non-New York State residents, who are not subject to New York State income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

California Municipal Portfolio

The California Municipal Portfolio invests in those securities which the Manager believes offer the highest after-tax returns for California residents (without regard to any alternative minimum tax) consistent with a prudent level of credit risk. The investments include Municipal Securities issued by the State of California or its political subdivisions, or otherwise exempt from California State income tax (“California Municipal Securities”). For purposes of this policy, net assets include any borrowings for investment purposes. The income from these securities is exempt from federal and California personal income taxes but, in certain instances, may be includable in income subject to the alternative minimum tax.

The California Municipal Portfolio is a non-diversified portfolio under the 1940 Act. Nonetheless, the Fund intends to continue to qualify the California Municipal Portfolio as a “regulated investment company” for purposes of the Code. This requires, at the close of each quarter of each fiscal year, that at least 50% of the market value of the California Municipal Portfolio’s total assets be represented by cash, cash items, U.S. government securities and other securities limited, in respect to any one issuer, to an amount no greater than 5% of the Portfolio’s total assets, and that the California Municipal Portfolio invest no more than 25% of the value of its total assets in the securities of any one issuer (other than the U.S. government). If the California Municipal Portfolio’s assets consist of the securities of a small number of issuers, any change in the market’s assessment, or in the financial condition, of any one of those issuers could have a significant impact on the performance of the Portfolio.

Because the California Municipal Portfolio invests primarily in California Municipal Securities, the performance of the Portfolio is closely tied to economic conditions within the State of California and the financial condition of the State and its agencies and municipalities.

The California Municipal Portfolio is not appropriate for tax-exempt investors. Moreover, because the California Municipal Portfolio seeks income exempt from California personal income taxes as well as federal income tax, the California Municipal Portfolio may not be appropriate for certain taxable investors, such as non-California residents, who are not subject to California personal income taxes. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolio in their individual states or localities.

8

Risk of Concentration in a Single State (The New York Municipal Portfolio and the California Municipal Portfolio)

The primary purpose of investing in a portfolio of a single state’s Municipal Securities is the special tax treatment afforded the state’s resident individual investors. However, payment of interest and preservation of principal depends upon the continuing ability of the state’s issuers and/or obligors on state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware of certain factors that might affect the financial condition of issuers of Municipal Securities, consider the greater risk of the concentration of a Portfolio versus the relative safety that often comes with a less concentrated investment portfolio and compare yields available in portfolios of the relevant state’s issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.

Municipal Securities in which a Portfolio’s assets are invested may include debt obligations of the municipalities and other subdivisions of the relevant state issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter, including most AMT-Subject bonds, are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the state and its political subdivisions to pay their debts. It is not practicable to provide specific detail on each of these obligations in which Portfolio assets may be invested. However, all such securities, the payment of which is not a general obligation of an issuer having general taxing power, must satisfy, at the time of an acquisition by the Portfolio, the minimum rating(s) described above under “Investment Strategies and Related Risks—Fixed-Income Portfolios.” See also Appendix A: “Description of Corporate and Municipal Bond Ratings” for a description of ratings and rating criteria. Some Municipal Securities may be rated based on a “moral obligation” contract which allows the municipality to terminate its obligation by deciding not to make an appropriation. Generally, no legal remedy is available against the municipality that is a party to the “moral obligation” contract in the event of such non-appropriation.

The following brief summaries are included for the purpose of providing certain information regarding the economic climate and financial condition of the states of New York and California, and are based primarily on information from the Annual Information Statement dated June 29, 2022, as updated September 20, 2022, with respect to New York and the Official Statement dated November 9, 2022, with respect to California, in connection with the issuance of certain securities, and other documents and sources, and do not purport to be complete. The SCB Fund has not undertaken to verify independently such information and the SCB Fund assumes no responsibility for the accuracy of such information. These summaries do not provide information regarding many securities in which the Portfolios are permitted to invest and in particular do not provide specific information on the issuers or types of Municipal Securities in which the Portfolios invest or the private business entities whose obligations support the payments on AMT-Subject bonds in which the Portfolios will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed herein may not be relevant to the Portfolios. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of a Portfolio or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of Municipal Securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control. Furthermore, issuers of Municipal Securities are generally not required to provide ongoing information about their finances and operations to holders of their debt obligations, although a number of cities, counties and other issuers prepare annual reports.

NEW YORK

The following information is taken primarily from the Annual Information Statement of the State of New York, dated June 29, 2022, and the Update to the Annual Information Statement dated September 20, 2022.

Debt Reform Act of 2000

The Debt Reform Act of 2000 (“Debt Reform Act”) restricts the issuance of the State of New York (the “State”)-supported debt funding to capital purposes only and limits the maximum term of bonds to 30 years. The Debt Reform Act limits the amount of new State-supported debt to 4% of State personal income, and new State-supported debt service costs to 5% of All Funds receipts. The restrictions apply to State-supported debt issued after April 1, 2000. The Division of the Budget (“DOB”), as administrator of the Debt Reform Act, determined that the State complied with the statutory caps in the most recent calculation period of fiscal year (“FY”) 2021. After a temporary two year suspension as a result of the COVID-19 pandemic, the provisions of the Debt Reform Act have been reinstated for State-supported debt issued in FY 2023 and beyond. One limited exception to the Debt Reform Act remains for issuances undertaken by the State for Metropolitan Transportation Authority (“MTA”). capital projects which may be issued with maximum maturities longer than 30 years. This change allows bonds to be issued over the full useful life of the assets being financed,

9

subject to Federal tax law limitations, and it is consistent with the rules that would have been in effect if the projects had been directly financed by the MTA. The State enacted legislation that suspended certain provisions of the Debt Reform Act for FY 2021 and FY 2022 bond issuances as part of the State response to the COVID-19 pandemic. Accordingly, State-supported debt issued in FY 2021 and FY 2022 was not limited to capital purposes and is not counted towards the statutory caps on debt outstanding and debt service. Current projections anticipate that State-supported debt outstanding and State-supported debt service will continue to remain below the limits imposed by the Debt Reform Act, in part reflecting the statutory suspension of the debt caps during FY 2021 and FY 2022. Based on the most recent personal income and debt outstanding forecasts, the available debt capacity under the debt outstanding cap is expected to decline from $18.9 billion in FY 2022 to a low point of $309 million in FY 2027. This calculation excludes all State-supported debt issuances in FY 2021 and FY 2022 but includes the estimated impact of the COVID-19 pandemic on personal income calculations and of funding increased capital commitment levels with State bonds after FY 2022. The debt service on State-supported debt issued after April 1, 2000 and subject to the statutory cap is projected at $4.2 billion in FY 2023, or roughly $6.6 billion below the statutory debt service limit.

Fiscal Year 2022

The State ended FY 2022 in balance on a cash basis in the General Fund, based on preliminary unaudited results. General fund receipts, including transfers from other funds, totaled $112.8 billion. General Fund disbursements, including transfers to other funds, totaled $88.9 billion. The State ended FY 2022 with a General Fund balance of $33.1 billion, an increase of $23.9 billion from FY 2021 results. A large share of the higher balance reflects $16.4 billion in the New York State Pass-Through Entity Tax Program (the “PTET”) collections and $1.1 billion in eligible public safety payroll expenses moved to the Federal Coronavirus Relief Fund (“CRF”), partly offset by prepayments and advances totaling $9 billion. Excluding these transactions, the General Fund ended March 2022 with a balance of $24.4 billion, an increase of $15.3 billion from FY 2021 results.

Fiscal Year 2021

The State ended FY 2021 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, totaled $74.3 billion. General Fund disbursements, including transfers to other funds, totaled $74.1 billion. The State ended FY 2021 with a General Fund balance of $9.2 billion, an increase of $217 million from FY 2020 results.

Fiscal Year 2020

The State ended FY 2020 in balance on a cash basis in the General Fund. General Fund receipts, including transfers from other funds, totaled $79.2 billion. General Fund disbursements, including transfers to other funds, totaled $77.5 billion. The State ended FY 2020 with a General Fund balance of $8.9 billion, an increase of $1.7 billion from FY 2019 results.

Economic Overview

New York State experienced a robust but varying labor market recovery throughout most of 2021 until a marked slowdown emerged in December due to the resurgence of COVID-19 with the Omicron variant. During the first half of 2022, the slowdown of the global economy, waning household savings, and a tight labor market weighed on the State’s jobs recovery, which continued at a slower but positive pace. However, continued supply chain woes, the ongoing war in Ukraine, four-decade high inflation, and anticipated series of rate hikes by the Federal Reserve are likely to increase economic headwinds for both the State and the nation.

The most recent release of Current Employment Statistics (CES) data for New York State showed a monthly average of 26,300 jobs added during the first half of 2022, compared to 54,200 in the fourth quarter of 2021. The weaker-than-expected jobs growth reported in the CES data, as well as the somber outlook of the U.S. economy, led to a downward revision of the State’s employment forecast. The State’s overall employment is estimated to grow by 4.3 percent in 2022, 0.6 percentage point lower than the Enacted Budget forecast. Additionally, the State’s employment is projected to grow by only 0.8 percent in 2023, 0.7 percentage point lower than the Enacted Budget forecast. Although the nation has nearly recovered all its pandemic-related job losses as of June 2022, the State has only recovered 80.1 percent of its losses. As a result of the downward revisions to the jobs growth forecast, the State’s employment is now expected to reach its prepandemic level in 2026.

Despite the weaker than expected employment growth, the upward revision to U.S. total wages indicates that the State’s total wage growth was likely stronger than anticipated in the first quarter of 2022. The revised U.S. wage data, accompanied by the upward revision to State-level Quarterly CES wage data in 2021, led to an upward revision of the State’s total wage growth to 12.4 percent in FY 2022.

10

However, the stock market entered bear market territory in mid-June of 2022 when the S&P 500 index declined by more than 20 percent from the beginning of the year, posting its worst first half in the past five decades. The poor performance by equities and rising interest rates led to a downward revision of finance and insurance sector bonuses of $4.3 billion in FY 2023. Total bonuses are now estimated to be $2.3 billion lower than previously projected in the Enacted Budget forecast. Non-bonus average wages were revised upward in FY 2023 due to stronger inflation. The downward revisions to the State’s employment and total bonuses more than offset the upward revision to non-bonus wages, leading to a more modest wage growth projection of 2.7 percent in FY 2023, down from 3.3 percent in the Enacted Budget forecast.

The U.S. Bureau of Economic Analysis (BEA) recently released New York State personal income data for the first quarter of 2022, which was stronger than anticipated due to higher-than-expected wage growth. As a result, the State’s proprietor’s income growth was revised up to 3.4 percent in FY 2023, 1.0 percentage point higher than the Enacted Budget forecast.

The State’s transfer income was also revised up to a decline of 7.0 percent in FY 2023, compared to a decrease of 8.4 percent in the Enacted Budget forecast. Despite the upward revisions to both proprietor’s income and transfer income, the State’s personal income growth was revised downward to 0.9 percent in FY 2023, compared to 1.2 percent in the Enacted Budget forecast. The State faces many of the same risks as the United States. As the nation’s financial capital, the New York State economy has significant exposure to the volume of financial market activity and the volatility in equity markets. Moreover, the persistence of supply-chain disruptions and a prolonged war in Ukraine could add further upward pressure on inflation. Either of these factors could increase the equity market’s volatility and bring about layoffs and lower bonuses, slowing overall wage growth. Additionally, high energy prices and continued labor shortages could further accelerate inflation. In response, the Federal Reserve could be overly aggressive in monetary tightening. More locally, the persistence of telework, relocation of urban-based workers outside of the State, and the continued decline in State population pose long-run risks to total wages and employment. Finally, New York State and the nation remain vulnerable to consumers’ reluctance to return to pre-pandemic norms — especially spending patterns in service-oriented industries.

New York State faces several significant upside risks, including the potential for a more rapid and substantial return to an in-office working environment — especially in densely populated urban areas like New York City. This shift could propel stronger growth through higher output and employment in office support services, including facilities support services, business support services, office administrative support services, eating and drinking establishments, and other consumer service-based establishments. Finally, a more-swift-than-anticipated end to the war in Ukraine and the unwinding of sanctions could ease energy prices and the associated supply chain disruptions, benefiting the United States and New York State economies.

Public Authorities

For the purposes of this section, “authorities” refer to public benefit corporations or public authorities, created pursuant to State law, which are reported in the State’s Annual Comprehensive Financial Report. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and they may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. Certain of these authorities issue bonds under two of the three primary State credits—PIT Revenue Bonds and Sales Tax Revenue Bonds. The State’s access to the public credit markets through bond issuances constituting State-supported or State-related debt issuances by certain of its authorities could be impaired and the market price of the outstanding debt issued on its behalf may be materially and adversely affected if any of these authorities were to default on their respective State-supported or State-related debt issuances.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. These entities generally pay their own operating expenses and debt service costs on their notes, bonds or other legislatively authorized financing structures from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels; charges for public power, electric and gas utility services; tuition and fees; rentals charged for housing units; and charges for occupancy at medical care facilities. Since the State has no actual or contingent liability for the payment of this type of public authority indebtedness, it is not classified as either State-supported debt or State-related debt. Some public authorities, however, receive monies from State appropriations to pay for the operating costs of certain programs.

There are statutory arrangements that, under certain circumstances, authorize State local assistance payments that have been appropriated in a given year and are otherwise payable to localities to be made instead to the issuing public authorities in order to secure the payment of debt service on their revenue bonds and notes. However, in honoring such statutory arrangements for the redirection of local assistance payments, the State has no constitutional or statutory obligation to provide assistance to localities beyond amounts that have been appropriated therefor in any given year.

11

As of December 31, 2021 (with respect to Job Development Authority or “JDA” as of March 31, 2022), there were 16 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, was approximately $224 billion, only a portion of which constitutes State-supported or State-related debt.

New York City

The fiscal demands on the State may be affected by the fiscal condition of New York City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of New York City, and its related issuers, to market securities successfully in the public credit markets.

Other Localities

Certain localities other than New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing by local governments has become more common in recent years. State legislation enacted post-2004 includes 29 special acts authorizing bond issuances to finance local government operating deficits. Included in this figure are special acts that extended the period of time related to prior authorizations and modifications to issuance amounts previously authorized. When a local government is authorized to issue bonds to finance operating deficits, the local government is subject to certain additional fiscal oversight during the time the bonds are outstanding as required by the State’s Local Finance Law, including an annual budget review by the Office of the State Comptroller (“OSC”).

In addition to deficit financing authorizations, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within particular localities. The Cities of Buffalo and Troy, and the Counties of Erie and Nassau are subject to varying levels of review and oversight by entities created by such legislation. The City of Newburgh operates under special State legislation that provides for fiscal oversight by the State Comptroller and the City of Yonkers must adhere to a Special Local Finance and Budget Act. The impact on the State of any possible requests in the future for additional oversight or financial assistance cannot be determined at this time and therefore is not included in the Financial Plan projections.

Legislation enacted in 2013 created the Financial Restructuring Board for Local Governments (the “Restructuring Board”). The Restructuring Board consists of ten members, including the State Director of the Budget, who is the Chair, the Attorney General, the State Comptroller, the Secretary of State and six members appointed by the Governor. The Restructuring Board, upon the request of a “fiscally eligible municipality”, is authorized to perform a number of functions including reviewing the municipality’s operations and finances, making recommendations on reforming and restructuring the municipality’s operations, proposing that the municipality agree to fiscal accountability measures, and making available certain grants and loans. To date, the Restructuring Board is currently reviewing or has completed reviews for twenty-six municipalities. The Restructuring Board is also authorized, upon the joint request of a fiscally eligible municipality and a public employee organization, to resolve labor impasses between municipal employers and employee organizations for police, fire and certain other employees in lieu of binding arbitration before a public arbitration panel.

OSC implemented its Fiscal Stress Monitoring System (the “Monitoring System”) in 2013. The Monitoring System utilizes a number of fiscal and environmental indicators with the goal of providing an early warning to local communities about stress conditions in New York’s local governments and school districts. Fiscal indicators consider measures of budgetary solvency while environmental indicators consider measures such as population, poverty, and tax base trends. Individual entities are then scored according to their performance on these indicators. An entity’s score on the fiscal components will determine whether or not it is classified in one of three levels of stress: significant, moderate or susceptible. Entities that do not meet established scoring thresholds are classified as “No Designation”.

Based on financial data filed with OSC for the local fiscal years ending in 2021, a total of 12 noncalendar fiscal year end local governments (2 cities and 10 villages) and 23 school districts have been placed in a stress category by OSC. Additionally, of the local governments with a December 31, 2020 fiscal year end, 19 — including 6 counties, 4 cities and 9 towns — were placed in a fiscal stress category by OSC. The vast majority of local governments (97.8 percent) and school districts (96.6 percent) are not classified in a fiscal stress category.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control, but which can adversely affect their financial condition. For example, the State or Federal government may reduce (or, in some cases, eliminate) funding of local programs, thus requiring local governments to pay these expenditures using their own resources. Similarly, past cash flow problems for the State have resulted in delays in State aid payments to localities. In some cases, these delays have necessitated short-term borrowing at the local level.

12

Other factors that have had, or could have, an impact on the fiscal condition of local governments and school districts include: the loss of temporary Federal stimulus funding; recent State aid trends; constitutional and statutory limitations on the imposition by local governments and school districts of property, sales and other taxes; the economic ramifications of a pandemic; and for some communities, the significant upfront costs for rebuilding and clean-up in the wake of a natural disaster. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, declines in the real property tax base, increasing pension, health care and other fixed costs, or the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate requests for State assistance.

Ultimately, localities as well as local public authorities may suffer serious financial difficulties that could jeopardize local access to public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State.

Litigation

The State is involved in legal proceedings regarding State finances and programs and other claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, meaning in excess of $100 million or involving significant challenges to or impacts on the State’s financial policies or practices. These proceedings could adversely affect the State’s finances in fiscal year 2023 or thereafter.

Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced fiscal year 2023 Enacted Budget Financial Plan. The State believes that the Enacted Budget Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during fiscal year 2023. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential Enacted Budget resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced Enacted Budget Financial Plan.

CALIFORNIA

The following information is taken primarily from the Official Statement dated November 9, 2022, relating to State of California General Obligation Bonds (the “Official Statement”).

Constitutional Limits on Spending and Taxes

Certain State of California (“California” or the “State”) constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State’s municipal securities to pay interest and principal on municipal securities.

State Appropriations Limit. The State is subject to an annual appropriations limit imposed by the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

The State is prohibited from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds that are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds. Various types of appropriations are excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency. The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to regulatory licenses, user charges, or user fees. The measurement of change in population is a blended average of statewide overall population growth and the change in attendance at local school and community college (“K-14 education”) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 education districts and refunds to taxpayers.

13

The Department of Finance projected the Appropriations Limit to be $115.860 billion, $125.695 and $135.650 billion under the Appropriations Limit in fiscal years 2020-21, 2021-22, and 2022-23, respectively.

Proposition 98 Funding for K-12 and Community Colleges. State funding for K-12 schools and community colleges (referred to collectively as “K-14 education”) is determined largely by Proposition 98, a voter-approved constitutional amendment passed in 1988. Proposition 98, as amended by Proposition 111 in 1990, is mainly comprised of a set of three formulas, or three tests, that guarantee schools and community colleges a minimum level of funding from the State General Fund and local property taxes, commonly referred to as the minimum guarantee. Which test applies in a particular year is determined by multiple factors including the level of funding in fiscal year 1986-87, local property tax revenues, changes in school attendance, growth in per capita personal income, and growth in per capita General Fund revenues. The applicable test, as determined by these factors, sets the minimum funding level. Most of the factors are adjusted frequently and some may not be final for several years after the close of the fiscal year. Therefore, additional appropriations-referred to as settle-up funds may be required to fully satisfy the minimum guarantee for prior years. Final settle-up payments are determined as part of the Proposition 98 certification process, which occurs the fiscal year after the close of the related fiscal year; any outstanding settle-up balance owed to schools must be paid or scheduled to be paid as part of the State’s multi-year budgeting process.

Although the Constitution requires a minimum level of funding for education, the State may provide more or less than the minimum guarantee. If the State provides more than is required, the minimum guarantee is increased on an ongoing basis. If the State provides less than required, the minimum guarantee must be suspended in statute with a two-thirds vote of the Legislature. When the minimum guarantee is suspended, the suspended amount is owed to schools in the form of a maintenance factor. A maintenance factor obligation is also created in years when the operative minimum guarantee is calculated using a per capita General Fund inflation factor (Test 3) and is lower than the calculation using a per capita personal income inflation factor (Test 2). (In Test 1 years, a fixed percentage of General Fund revenues is used in the calculation.) In Test 3 years, the amount of maintenance factor obligation created is equal to the difference between the funded level and the Test 2 level. Under a suspension, the maintenance factor obligation created is the difference between the funded level and the operative minimum guarantee. The maintenance factor obligation is repaid according to a constitutional formula in years when the growth in per capita General Fund revenues exceeds the growth in per capita personal income.

The passage of Proposition 30 temporarily created an additional source of funds for K-14 education. The Education Protection Account (“EPA”), created by Proposition 30, is available to offset Proposition 98 General Fund expenditures for fiscal years 2012-13 through 2018-19, freeing up General Fund resources for other purposes. Proposition 55 extended the additional income tax rates established by Proposition 30 through tax year 2030.

Proposition 2 created the Public School System Stabilization Account (“PSSSA”), a special fund that serves as a Proposition 98 reserve, and requires a deposit in the PSSSA under specified conditions. The 2022 Budget Act reflects these conditions being met, requiring a deposit in fiscal year 2022-23 of approximately $2.2 billion. Economic conditions as of the 2021 Budget Act required deposits in fiscal years 2020-21 and 2021-22 of approximately $1.9 billion and approximately $2.6 billion, respectively, but Proposition 2 requires a two-year true up on this transfer calculation, and after the true up, deposits totaling approximately $4 billion and approximately $3.3 billion, respectively, are required. Balances in the PSSSA must be spent on education in fiscal years in which the minimum Proposition 98 funding level is not sufficient to fund the prior year funded level adjusted for growth and inflation. With the total balance in the PSSSA now exceeding 3 percent of the total Proposition 98 funded amount in fiscal year 2021-22, school district reserve caps of 10 percent will be triggered for applicable districts in fiscal year 2022-23 pursuant to statute.

State Indebtedness

The State Treasurer is responsible for the sale of most debt obligations of the State and its various authorities and agencies. The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes (“RANs”) and revenue anticipation warrants (“RAWs”).

The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. Each general obligation bond act provides a continuing appropriation from the General Fund of amounts for the payment of debt service on the related general obligation bonds, subject under state law only to the prior application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Under the State Constitution, appropriations to pay debt service on any general obligation bonds cannot be repealed until the principal of and interest on such bonds have been paid. Certain general obligation bond programs, called “self-

14

liquidating bonds,” receive revenues from specified sources so that moneys from the General Fund are not expected to be needed to pay debt service, but the General Fund will pay the debt service, pursuant to the continuing appropriation contained in the bond act, if the specified revenue source is not sufficient. The principal self-liquidating general obligation bond program for the State is the veterans general obligation bonds, which are supported by mortgage repayments from housing loans made to military veterans of the State. General obligation bonds are typically authorized for infrastructure and other capital improvements at the state and local level. Pursuant to the state Constitution, general obligation bonds cannot be used to finance state budget deficits.

As of July 1, 2022, the State had outstanding $69.74 billion aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $30.54 billion of long-term general obligations bonds, some of which may first be issued as commercial paper notes.

The State’s general obligation bond law permits the State to issue as variable-rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The State had outstanding $0.95 billion of variable-rate general obligation bonds, representing about 1.36% of the State’s total outstanding general obligation bonds as of July 1, 2022.

Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond acts, as commercial paper notes. As of July 1, 2022, a total of $2.3 billion in principal amount of commercial paper notes is authorized under agreements with various banks.

In addition to general obligation bonds, the State acquires and constructs capital facilities through the issuance of lease-revenue obligations (also referred to as lease-purchase obligations). Such borrowing must be authorized by the Legislature in a separate act or appropriation. Under these arrangements, the State Public Works Board, another state or local agency or a joint powers authority uses proceeds of bonds to pay for the acquisition or construction of facilities such as office buildings, university buildings, courthouses or correctional institutions.

These facilities are leased to a state agency, the California State University or the Judicial Council under a long-term lease which provides the source of revenues which are pledged to the payment of the debt service on the lease-revenue bonds. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State constitutional provisions that require voter approval. The State had $8.4 billion General Fund-supported lease-purchase debt outstanding as of July 1, 2022.

As part of its cash management program, prior to fiscal year 2015-16 the State regularly issued short-term obligations to meet cash management needs. RANs had been issued in every year except one between 1983 and 2014; the most recent issues of RANs ranged in aggregate principal amounts of approximately $2 billion to $10 billion. More recently, with the state’s improving budget and cash position, and the growth of internal borrowable resources from special funds including new reserve funds, the state has not had to use external borrowing since the last RAN issue in fiscal year 2014-15.

Cash Management in Fiscal Years 2020-21, 2021-22 and 2022-23

The state General Fund entered fiscal year 2020-21 with an outstanding loan balance of $20.0 billion. Internal resources were sufficient and available to meet the normal peaks and valleys of the state’s cash needs, while maintaining a cushion of at least $2.5 billion at all times. The state did not issue any RANs in fiscal year 2020-21.

The state entered fiscal year 2021-22 with a General Fund positive cash balance at June 30, 2021 of $50.9 billion. In fiscal year 2021-22, the state relied on internal resources to meet the state’s cash needs, while maintaining a cushion of at least $2.5 billion at all times. No RANs were issued in 2021-22 fiscal year.

The state entered fiscal year 2022-23 with a General Fund positive cash balance at June 30, 2022 of $84.6 billion. The state’s 2022-23 Budget cash flow projections for fiscal year 2022-23 indicate that internal resources are sufficient and available to meet the state’s cash needs, while maintaining a cushion of at least $2.5 billion at all times.

The 2022-23 Budget cash flow projections for fiscal year 2022-23 assume an estimated cash cushion of unused internal borrowable resources of at least $33.0 billion at the end of each month. The state does not plan to issue any RANs in fiscal year 2022-23, the eighth consecutive year in which external borrowing is not required. State fiscal officers constantly monitor the state’s cash position and if it appears that cash resources may become inadequate (including the goal of the maintenance of a projected cash reserve of at least $2.5 billion at any time), they will consider the use of other cash management techniques as described in this section, including seeking additional legislation.

15

The Budget Process

The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The State’s General Fund Budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). Under State law and the State Constitution, the annual Governor’s Budget proposal cannot provide for projected expenditures in excess of projected resources for the ensuing fiscal year. Following the submission of the proposed Governor’s Budget, the Legislature takes up the proposal. The voter approved Balanced Budget Amendment (Proposition 58) requires the Legislature to pass a balanced budget bill, which means that for the ensuing fiscal year, projected General Fund expenditures must not exceed projected General Fund revenues plus the projected beginning General Fund balance. Those projections must be set forth in the budget bill. Proposition 58 also provides for mid-year adjustments in the event the budget falls out of balance and the Governor calls a legislative special session to address the shortfall. The use of general obligation bonds, revenue bonds, and certain other forms of borrowing are prohibited to cover fiscal year end budget deficits. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including RANs or RAWs), or (ii) inter-fund borrowings.

Under the State Constitution, money may be drawn from the State Treasury only through an appropriation made by law. The primary source of annual expenditure appropriations is the annual budget act as approved by the Legislature and signed by the Governor (the “Budget Act”). Pursuant to Proposition 25, approved by the voters in November 2010, the Budget Act (and other appropriation bills or “trailer bills” which are related to the budget) must be approved by a majority vote of each House of the Legislature, and legislators must forfeit their pay during any period in which the Legislature fails to pass the budget bill on time. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or by the State Constitution. The Governor may reduce or eliminate specific line items in the Budget Act or other bills that amend the Budget Act without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds vote of each House of the Legislature.

Revenues may be appropriated in anticipation of their receipt, and funds necessary to meet an appropriation are not required to be in the State Treasury at the time an appropriation is enacted.

Current Fiscal Year Budget

The 2022 Budget continues to build reserves and pay down the state’s debts and liabilities, and includes the major components described below.

•	K-14 Education under Proposition 98 — $95.4 billion total funding, of which $71 billion is from the General Fund and remainder of which is from other funds, including local property taxes;

•

Higher Education — total state funding of $29.4 billion for all major segments of higher education, including $24.3 billion from the General Fund. The remaining funds include amounts from special and bond funds;

•	Health and Human Services — total state funding for these programs of $101.2 billion, of which $67.9 billion is from the General Fund and $33.3 billion is from special funds; and

•	Public Safety — total state funding of $18.8 billion, of which $14.7 billion is from the General Fund and $4 billion is from special funds, for the Department of Corrections and Rehabilitation.

Economic Overview

California’s economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, manufacturing, tourism, construction, and services. The makeup of the State economy generally mirrors that of the national economy.

California’s total population was estimated at 39.19 million as of January 2022, a decline of 0.30 percent from the previous year. Since 2010, the state has grown by 2 million persons. Births and net migrants to California have seen substantial declines recently, resulting in downward revisions to current population estimates. Provisional births for fiscal year 2020-21 totaled approximately 420,000, a decrease of 3.9 percent from 437,000 births during fiscal year 2019-20. Net migration (in-migration minus

16

out-migration), which averaged 53,000 persons per year during fiscal years 2010-11 through 2014-15, turned negative mid-decade and declined to -249,000 in fiscal year 2020-21 as fewer individuals moved to the state and immigration was still restricted due to the pandemic. International migration, which accounts for a significant proportion of California’s annual net migration and its growth, was largely suspended from March 2020 through February 2021 by executive order.

The 2020 total fertility rate in California, at 1.61 children per woman, is lower than the U.S. average (1.71); both have shown steady declines in recent years. Low fertility may lead to declining school enrollment and reductions in the size of the future labor force, although those effects may be mitigated by migration patterns, labor force participation rates, and other factors affecting school enrollment and attendance rates.

California’s life expectancy at birth was approximately 81 years in 2019, among the highest of any U.S. state and well above the national average of 78.8 years. Greater longevity and lower fertility may eventually lead to an older population in California than the U.S. and an increased dependency ratio of retirement age to working age adults, although these dynamics and their consequences will be determined by migration patterns, labor force attachment, and transfer payments, among other factors. Consistent with the nation, the COVID-19 pandemic has reduced life expectancy by two years for Californians; however, significant further drops are unlikely. As COVID-19 becomes more endemic, continued increase in life expectancy is expected.

California has a similar age structure as the remainder of the United States with 22.1 percent of Californians under 18 years and 16.8 percent age 65 and older. Population growth rates will vary by age group. Although the state’s overall projected five-year growth is 2.4 percent (reaching 40.2 million in 2026), the 25-64 year old working-age population is anticipated to decrease 0.5 percent (to 20 million in 2026). Among younger ages, the 5-17 year old school-age group is expected to decline by 3.7 percent (to 6.2 million in 2026) and the 18-24 year old college age group is expected to increase by 1.8 percent (to just over 4 million in 2026). Related to lower births in recent years, the 0-4 preschool-age group is expected to decrease by 3.6 percent (to 2.1 million in 2026). The population of the 65 and older retirement-age group is expected to expand rapidly (by 19.2 percent, to 7.9 million in 2026).

In long-term projections, California’s population continues to increase, and is projected to reach 43.5 million by 2060. With population aging, deaths are expected to increase more than births, and this will lessen the state’s growth over time, but projected gains from migration—in line with California’s historical patterns—bolster younger age groups in each projection year, allowing continued population growth. The projections assume that there are no major natural catastrophes or wars that affect the state or the nation, and that economic stability continues throughout the forecast period, which runs through the end of calendar year 2060. The impact of the COVID-19 pandemic on California’s population is still uncertain. COVID-19 and the related impacts on the economy and labor force created conditions that could have significant impacts on population growth. There were 64,000 more deaths in fiscal year 2020-21 compared to the same period of fiscal year 2019-20. Most of this increase is due to the pandemic, with a majority of the deaths occurring during December 2020 and January 2021 (41,000 and 47,800 deaths, respectively, compared to the 28,600 average monthly deaths for that period). Births were down approximately 24,500 from 2019-20 to 2020-21, and are expected to grow slightly in fiscal year 2021-22. Overall population growth rates will likely be negative in the immediate future, and forecasted trends may take years to recover.

Litigation

The State is a party to numerous litigation matters. Certain of these proceedings have been identified by the State as having a potentially significant fiscal impact upon the State’s expenditures or its revenues.

***

Insurance Feature

The Municipal Portfolios may obtain insurance on their municipal bonds or purchase insured municipal bonds covered by policies issued by monoline insurance companies. During the 2008-2009 financial crisis, there were several insurers writing policies on municipal bonds that were downgraded (in most cases, severely downgraded). It is possible that additional downgrades may occur. Certain NRSROs’ ratings reflect the respective NRSRO’s current assessment of the creditworthiness of each insurer and its ability to pay claims on its policies of insurance. Any further explanation as to the significance of the ratings may be obtained only from the applicable NRSRO. The ratings are not recommendations to buy, sell or hold the municipal bonds, and such ratings may be subject to revision or withdrawal at any time by the NRSRO. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the municipal bonds.

17

It should be noted that insurance is not a substitute for the basic credit of an issuer, but supplements the existing credit and provides additional security therefor. Moreover, while insurance coverage for the municipal securities held by the Portfolios may reduce credit risk, it does not protect against market fluctuations caused by changes in interest rates and other factors. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing insured municipal securities, the Manager currently evaluates the risk and return of such securities through its own research.

Non-U.S. Stock Portfolios and Small Cap Core Portfolio

Temporary Defensive Positions and Fixed-Income Securities

At times, when the Manager believes that economic or market conditions warrant, any of the Emerging Markets Portfolio, the International Strategic Equities Portfolio and the International Small Cap Portfolio (collectively, the “Non-U.S. Stock Portfolios”) and Small Cap Core Portfolio may temporarily, for defensive purposes, invest part or all of its portfolio in U.S. government obligations or investment-grade debt, may hold cash, or may utilize options on securities and securities indices and futures contracts and options on futures, to hedge or modify exposure to certain equity positions. Each of the Non-U.S. Stock Portfolios also may temporarily invest part or all of its portfolio in equity securities of U.S. issuers. Each of the Non-U.S. Stock Portfolios may invest in fixed-income securities and enter into foreign currency exchange contracts and options on foreign currencies and may utilize options on securities and securities indexes and futures contracts and options on futures.

The Non-U.S. Stock Portfolios and Small Cap Core Portfolio may invest uncommitted cash balances in fixed-income securities. Fixed-income securities may also be held to maintain liquidity to meet shareholder redemptions, and, although the situation occurs infrequently, these securities may be held in place of equities when the Manager believes that fixed-income securities will provide total returns comparable to or better than those of equity securities.

With respect to the International Strategic Equities Portfolio, International Small Cap Portfolio and Small Cap Core Portfolio, fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. government; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers that at the time of purchase are rated BBB, A-2, SP-2 or higher by S&P, BBB, F-2 or higher by Fitch, or Baa, P-2 or higher by Moody’s or an equivalent by any other NRSRO; or, if unrated, are in the Manager’s opinion comparable in quality. Securities that are rated BBB, A-2, SP-2 or higher by S&P, BBB, F-2 or higher by Fitch or Baa, P-2 or higher by Moody’s or the equivalent by any other NRSRO are considered investment grade by the applicable NRSRO (for a description of these rating categories, see Appendix A). However, securities that are rated BBB, A-2 or SP-2 by S&P, BBB or F-2 by Fitch or Baa or P-2 by Moody’s or the equivalent by any other NRSRO may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-rated securities. Bonds with investment grade ratings at time of purchase may be retained, at the Manager’s discretion, in the event of a rating reduction.

With respect to the Emerging Markets Portfolio, fixed-income securities include obligations of the U.S. or foreign governments and their political subdivisions; obligations of agencies and instrumentalities of the U.S. or foreign governments; obligations of supranational organizations; and bonds, debentures, notes, commercial paper, bank certificates of deposit, repurchase agreements and other similar corporate debt instruments of U.S. or foreign issuers. Fixed-income instruments of emerging-market companies and countries may be rated below investment grade or are unrated but equivalent to those rated below investment grade by any internationally recognized rating agencies. The Portfolio will generally invest less than 35% of its total assets in fixed-income securities. Securities rated in the medium- to lower-rating categories of NRSROs and unrated securities of comparable quality are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Portfolio does not intend to purchase debt securities that are in default.

Additional Risks of Investing in Emerging Markets

Investing in securities of companies in emerging-market countries entails greater risks than investing in securities in developed markets. The risks include but are not limited to the following:

Investment Restrictions

Some emerging-market countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Intermediate Duration Portfolio and Non-U.S. Stock Portfolios. For example, certain emerging-market countries may require governmental approval prior to investments by foreign persons, or limit the amount of

18

investment by foreign persons in the country, or limit the investment by foreign persons to only specific classes of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain emerging-market countries may restrict investment opportunities in issuers or industries deemed important to national interests. Some emerging-market countries may impose restrictions on repatriation of investment income and capital to foreign investors. The manner in which foreign investors may invest in companies in these emerging-market countries, as well as limitations on such investments, may have an adverse impact on the operations of a Portfolio.

Possibility of Theft or Loss of Assets

Security settlement and clearance procedures in some emerging-market countries may not fully protect a Portfolio against loss or theft of its assets. By way of example and without limitation, the Portfolio could suffer losses in the event of a fraudulent or otherwise deficient security settlement, or theft or default by a broker, dealer, or other intermediary. The existence of overburdened infrastructure and obsolete financial systems exacerbates the risks in certain emerging-market countries.

Settlement and Brokerage Practices

Brokerage commissions, custodial services, and other costs relating to investment in emerging-market countries are generally more expensive than in the United States. For example, one securities broker may represent all or a significant part of the trading volume in a particular country, resulting in higher trading costs and decreased liquidity due to a lack of alternative trading partners. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of Portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the Portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

Less Sophisticated Regulatory and Legal Framework

In emerging-market countries, there is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, issuers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower. There may also be a lower level of monitoring of activities of investors in emerging securities markets, and enforcement of existing regulations may be limited or inconsistent. The prices at which a Portfolio may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Portfolio in particular securities.

The sophisticated legal systems necessary for the proper and efficient functioning of modern capital markets have yet to be developed in most emerging-market countries, although many of these countries have made significant strides in this area in the past few years. A high degree of legal uncertainty may therefore exist as to the nature and extent of investors’ rights and the ability to enforce those rights in the courts. Many advanced legal concepts which now form significant elements of mature legal systems are not yet in place or, if they are in place, have yet to be tested in the courts. It is difficult to predict with any degree of certainty the outcome of judicial proceedings (often because the judges themselves have little or no experience with complex business transactions), or even the measure of damages which may be awarded following a successful claim.

Less Information on Companies and Markets

Many of the foreign securities held by a Portfolio will not be registered with the U.S. Securities and Exchange Commission (the “SEC”), nor will the issuers thereof be subject to SEC or other U.S. reporting requirements. Accordingly, there will generally be less publicly available information concerning foreign issuers of securities held by a Portfolio than will be available concerning U.S. companies. Foreign companies, and in particular companies in emerging-markets countries, are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

Market Disruption

Natural disasters and widespread disease, including pandemics, are typically highly disruptive to economies and markets. The COVID-19 pandemic has led, and may continue to lead, to increased market volatility. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a natural disaster or a pandemic. Natural disasters and health crises may also result in significant disruptions to important supply chains. A climate of uncertainty or panic may prevail, which may adversely affect all economies and reduce the availability or value of investments. Adverse effects, including their severity and consequences, may not be foreseen and may be more pronounced for developing or emerging market countries that have less established health care systems.

19

Additional Risks of Investing in the Portfolios

Environmental and Climate Risks

Assets of companies in which the Portfolios invest may be affected by environmental conditions and climate change patterns. Certain geographic regions may be exposed to adverse weather conditions, including natural disasters and extreme weather events such as hurricanes, earthquakes, wildfires, droughts, heat waves and rising sea levels. As compared to developed markets, emerging markets may be more impacted by environmental conditions and climate change patterns due to having less resources to mitigate the adverse effects. Extreme weather patterns may also have a negative impact on issuers in the agricultural, commodity and natural resources sector. Legislative and regulatory actions that are intended to address environmental and climate risks may adversely affect the companies in which the Portfolios may invest.

INVESTMENT RESTRICTIONS

All of the Portfolios are subject to fundamental investment restrictions. The fundamental restrictions applicable to any one of the Portfolios may not be changed without the approval of the holders of at least a majority of the outstanding securities of that Portfolio, voting separately from any other series of the applicable Fund. “A majority of the outstanding securities” of a Portfolio means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. A vote by the shareholders of a single Portfolio to modify or eliminate one or more of the restrictions has no effect on the restrictions as applied to the other Portfolios. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made.

Investment Restrictions of the Fixed-Income Portfolios

None of the New York Municipal Portfolio, the California Municipal Portfolio, the Diversified Municipal Portfolio, the Short Duration Portfolio or the Intermediate Duration Portfolio will, except as otherwise provided herein:

1)	Purchase securities on margin, but any Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

2)	Make short sales of securities or maintain a short position;

3)

Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and reverse repurchase agreements may be considered senior securities or loans and except that any Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Portfolio may not purchase a security while borrowings (other than forward commitments and reverse repurchase agreements which may be considered loans) exceed 5% of its total assets. A Portfolio may not enter into reverse repurchase agreements if the Portfolio’s obligations thereunder would be in excess of one-third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements;

4)	Purchase or sell commodities or commodity contracts, except financial futures and options thereon;

5)

Purchase or sell real estate or interests in real estate, although each Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

6)	Purchase oil, gas or other mineral interests;

7)	Lend money, except to the extent that repurchase agreements or the purchase of fixed-income securities may be considered loans of money or loan participations;

8)	Lend securities if, as a result, the total current value of the loaned securities is equal to more than 30% of the Portfolio’s total assets;

9)	Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

10)

Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

20

11)

Purchase any security if, as a result, more than 25% of the Portfolio’s total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction as applied to all Portfolios but the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry. For purposes of this restriction as applied to the California Municipal Portfolio, assets invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or tax-exempt securities issued by governments or political subdivisions of governments of states, possessions, or territories of the U.S. are not considered to be invested in any industry);

12)

Invest more than 5% of its total assets in the securities of any one issuer other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities if as a result of the purchase less than 75% of the Portfolio’s total assets is represented by cash and cash items (including receivables), Government securities, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such Portfolio determined at the time of investment. (This restriction does not apply to the New York Municipal Portfolio or the California Municipal Portfolio);

13)	Purchase any security if, as a result, it would hold more than 10% of the voting securities of any issuer;

14)	Make investments for the purpose of exercising control or management;

15)	Invest in securities of other registered investment companies;

16)	Purchase warrants if as a result the Fund would then have more than 5% of its total assets (determined at the time of investment) invested in warrants; or

17)

In the case of the Municipal Portfolios, invest, under normal circumstances, less than 80% of its net assets in Municipal Securities. The New York Municipal Portfolio and the California Municipal Portfolio may not invest, under normal circumstances, less than 80% of each of its net assets in a portfolio of Municipal Securities issued by the named state or its political subdivisions, or otherwise exempt from the named state’s income tax.

The following investment limitations are not fundamental, and may be changed without shareholder approval. None of the Fixed-Income Portfolios currently intends to:

1)

Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding 144A securities that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; or

2)	Invest in a reverse repurchase agreement if the amount received by the Portfolio through such an agreement, together with all other borrowings, will exceed 5% of the Portfolio’s total assets.

Investment Restrictions of the Emerging Markets Portfolio

The Emerging Markets Portfolio may not, except as otherwise provided herein:

1)	Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

2)

Make short sales of securities or maintain a short position, unless at all times when a short position is open the Portfolio owns or has the right to obtain at no added cost securities identical to those sold short;

3)

Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the Portfolio’s total assets by reason of a decline in net assets will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. Borrowings, including reverse repurchase agreements, will not exceed 33 1/3%;

4)	Issue senior securities, except as permitted under the 1940 Act;

5)	Purchase or sell commodities or commodity contracts, except financial futures and currency futures and options thereon;

6)

Purchase or sell real estate or interests in real estate, although the Portfolio may purchase and sell securities which are secured by real estate, and securities of companies which invest and deal in real estate;

7)	Purchase oil, gas or other mineral interests;

21

8)

Make loans although the Portfolio may (i) purchase fixed-income securities and enter into repurchase agreements, or (ii) lend portfolio securities provided that no more than 33 1/3% of the Portfolio’s total assets will be lent to other parties;

9)	Act as an underwriter, except to the extent that, in connection with the disposition of certain portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

10)

Purchase any security if, as a result, more than 25% of the Portfolio’s total assets (taken at current value) would be invested in a single industry. (For purposes of this restriction, assets invested in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, are not considered to be invested in any industry);

11)

Invest more than 5% of its total assets in the securities of any one issuer if as a result of the purchase less than 75% of the Portfolio’s total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Portfolio determined at the time of investment and to not more than 10% of the outstanding voting securities of such issuer; or

12)	Make investments for the purpose of exercising control or management.

The following investment limitations are not fundamental, and may be changed without shareholder approval. The Emerging Markets Portfolio currently does not intend to:

1)

Issue senior securities, borrow money or pledge its assets except to the extent that forward commitments and securities loans may be considered loans and except that the Portfolio may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. The Portfolio does not intend to purchase a security while borrowings exceed 5% of its total assets. The Portfolio will not enter into reverse repurchase agreements and securities loans if the Portfolio’s obligations thereunder would be in excess of one-third of the Portfolio’s total assets, less liabilities other than obligations under such reverse repurchase agreements and securities loans;

2)

Purchase any security if, as a result, the Portfolio would then have more than 15% of its net assets (at current value) invested in securities restricted as to disposition under federal securities laws (excluding 144A securities that have been determined to be liquid under procedures adopted by the Board of Directors based on the trading market for the security) or otherwise illiquid or not readily marketable, including repurchase agreements with maturities of more than 7 days; or

3)

Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or if the Manager owns more than 1/2 of 1% of the securities of the issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

Investment Restrictions of the International Strategic Equities Portfolio, International Small Cap Portfolio and the Small Cap Core Portfolio

As a matter of fundamental policy, each of the International Strategic Equities Portfolio, International Small Cap Portfolio and Small Cap Core Portfolio may not:

1)

Concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

2)

Issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

3)

Make loans except through (i) the purchase of debt obligations or other credit instruments; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

22

4)

Purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

5)	Purchase and sell commodities, except to the extent allowed by applicable law; and

6)

Act as an underwriter of securities, except that the Portfolio may acquire securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the “Securities Act”).

Each of the International Strategic Equities Portfolio, International Small Cap Portfolio and Small Cap Core Portfolio has also adopted the following non-fundamental investment restriction: Each Portfolio may not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Portfolio has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1). This policy may be changed by the Board of Directors of the Bernstein Fund without shareholder approval.

The following descriptions of the 1940 Act and accompanying notations are intended to assist investors in understanding the above policies and restrictions for the International Strategic Equities Portfolio, International Small Cap Portfolio and Small Cap Core Portfolio. These descriptions and notations are not considered to be part of the International Strategic Equities Portfolio, International Small Cap Portfolio and Small Cap Core Portfolio’s fundamental investment restrictions and are subject to change without shareholder approval. Unless otherwise disclosed in this registration statement, the Portfolios generally measure compliance with the percentage limitations expressed in these restrictions at the time of investment.

•

Concentration. With respect to the fundamental policy relating to concentration set out in (1) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of more than 25% of an investment company’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. For purposes of this concentration policy, the Bernstein Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with guidance and interpretive positions issued by the SEC or its staff.

•

Senior Securities and Borrowings. With respect to the fundamental policy relating to issuing senior securities and borrowing money set out in (2) above, the 1940 Act restricts the ability of an open-end investment company from issuing senior securities or borrowing money. The 1940 Act, however, permits (among other things) the Bernstein Fund to borrow money in amounts of up to one-third of the Bernstein Fund’s total assets from banks for any purpose, and to borrow up to an additional 5% of the Bernstein Fund’s total assets from banks or other lenders for temporary purposes. (The Bernstein Fund’s total assets include the amounts being borrowed.) Certain trading practices and investments, such as reverse repurchase agreements or derivatives, may be considered to be borrowings or involve leverage and thus may be subject to 1940 Act restrictions on borrowings or the issuance of senior securities. In accordance with guidance and interpretations of the SEC and its staff, the policy in (2) above will be interpreted to permit the Bernstein Fund to engage in trading practices and investments that may be considered to be borrowings, involve leverage or the issuance of senior securities to the extent permitted by the 1940 Act and the rules thereunder (or guidance or interpretations of the 1940 Act) and to permit the Bernstein Fund to enter into offsetting positions in accordance with the 1940 Act and the rules thereunder or guidance and interpretations of the SEC and its staff as necessary to avoid the issuance of a senior security or borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

•

Loans. With respect to the fundamental policy relating to lending set out in (3) above, the 1940 Act does not prohibit the Bernstein Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit investment companies from lending more than one-third of their total assets

23

(including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

•

Real Estate. With respect to the fundamental policy relating to investments in real estate set out in (4) above, the 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments.

•

Commodities. With respect to the fundamental policy relating to investments in commodities set out in (5) above, the 1940 Act does not directly restrict an investment company’s ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments. To the extent applicable, the Bernstein Fund will also comply with the requirements of the Commodity Exchange Act (“CEA”) and the rules adopted by the Commodity Futures Trading Commission (“CFTC”) thereunder or any applicable exclusion from those rules.

•

Underwriting. With respect to the fundamental policy relating to underwriting securities set out in (6) above, it is not believed that the application of the Securities Act would cause the Bernstein Fund to be engaged in the business of underwriting. The policy in (6) above, however, will be interpreted not to prevent the Bernstein Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Bernstein Fund may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

*    *    *

With respect to any Portfolio of the SCB Fund or the Bernstein Fund, for purposes of determining the amount of portfolio securities that may be lent by the Portfolio to other parties in accordance with the investment restrictions set forth above, “total assets” of the Portfolio shall be determined in accordance with SEC interpretations issued from time to time.

INVESTMENTS

Subject to each Fixed-Income Portfolio’s investment policies, each Fixed-Income Portfolio will primarily be invested in debt securities, including, but not limited to: (i) obligations issued or guaranteed as to principal and interest by the U.S. government or the agencies or instrumentalities thereof; (ii) straight and convertible corporate bonds and notes; (iii) loan participations; (iv) commercial paper; (v) obligations (including certificates of deposit, time deposits and bankers’ acceptances) of thrifts and banks; (vi) mortgage-related securities; (vii) asset-backed securities; (viii) Municipal Securities, or other securities issued by state and local government agencies, the income on which may or may not be tax exempt; (ix) guaranteed investment contracts and bank investment contracts; (x) variable and floating rate securities; and (xi) private placements, preferred stock and foreign securities. The Short Duration Portfolio and the Intermediate Duration Portfolio may each also invest in obligations of supranational agencies, preferred stock and foreign securities. From time to time, additional fixed-income securities are developed. They will be considered for purchase by the Portfolios. The Non-U.S. Stock Portfolios will invest primarily in foreign equity securities, but may, under some circumstances invest in fixed-income securities. The Small Cap Core Portfolio will invest primarily in equity securities, but may, under some circumstances, invest in fixed-income securities. Of course, the extent to which each of the Portfolios emphasizes each of the categories of investment described depends upon the investment objectives and restrictions of that Portfolio. Some information regarding some of these types of investments is provided below. The following information about the Portfolios’ investment policies and practices supplements the information set forth in the Prospectus.

Municipal Securities

Municipal Securities are debt obligations issued by or on behalf of the states, territories or possessions of the United States, or their political subdivisions, agencies or instrumentalities or the District of Columbia, where the interest from such securities is, according to the information reasonably available to the Manager, in the opinion of bond counsel at the time of issuance, exempt from federal income tax. Although the Municipal Portfolios may invest, from time to time, in securities issued by or on behalf of states, territories or possessions of the United States or their political subdivisions, agencies or instrumentalities or the District of Columbia, where the interest from such securities is not exempt from federal income tax, these securities will not be considered Municipal Securities for the purpose of determining the portions of the Municipal Portfolios’ assets that are invested in Municipal Securities.

Municipal Securities include “private activity bonds” such as industrial revenue bonds, the interest income from which is subject to the alternative minimum tax. The credit quality of private activity bonds are tied to the credit standing of related corporate issuers.

24

The two principal classifications of Municipal Securities are general obligation and revenue or special obligation securities. General obligation securities are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. The term “issuer” means the agency, authority, instrumentality or other political subdivision, the assets and revenues of which are available for the payment of the principal and interest on the securities. Revenue or special obligation securities are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. Some Municipal Securities are municipal lease obligations. Lease obligations usually do not constitute general obligations of the municipality for which the municipality taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations may be illiquid. Municipal Securities include certain asset-backed certificates representing interests in trusts that include pools of installment payment agreements, leases, or other debt obligations of state or local governmental entities. Some Municipal Securities are covered by insurance or other credit enhancements procured by the issuer or underwriter guaranteeing timely payment of principal and interest.

Yields on Municipal Securities are dependent on a variety of factors, including the general conditions of the Municipal Securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. An increase in interest rates generally will reduce the market value of portfolio investments, and a decline in interest rates generally will increase the value of portfolio investments. Municipal Securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. The achievement of the Portfolios’ investment objectives depends in part on the continuing ability of the issuers of Municipal Securities in which the Portfolios invest to meet their obligations for the payment of principal and interest when due. Municipal Securities historically have not been subject to registration with the SEC, although from time to time there have been proposals which would require registration in the future.

After purchase by a Portfolio, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Portfolio. Neither event requires sales of such security by such Portfolio, but the Manager will consider such event in its determination of whether such Portfolio should continue to hold the security. To the extent that the ratings given by NRSROs may change as a result of changes in such organizations or their rating systems, the Manager will attempt to use such changed ratings in a manner consistent with a Portfolio’s quality criteria as described in the Prospectus.

Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its municipal bonds may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of Municipal Securities for investment by a Portfolio and the value of the Portfolios would be affected. Additionally, the Portfolios’ investment objectives and policies would be reevaluated.

Mortgage-Related Securities

Mortgage loans made on residential or commercial property by banks, savings and loan institutions and other lenders are often assembled into pools, and interests in the pools are sold to investors. Interests in such pools are referred to in this SAI as “mortgage-related securities.” Payments of mortgage-related securities are backed by the property mortgaged. In addition, some mortgage-related securities are guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government. In the case of mortgage-related and asset-backed securities that are not backed by the United States Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

One type of mortgage-related security is a Government National Mortgage Association (“GNMA”) Certificate. GNMA Certificates are backed as to principal and interest by the full faith and credit of the U.S. government. Another type is a Federal National Mortgage Association (“FNMA”) Certificate. Principal and interest payments of FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. A third type of mortgage-related security in which one or more of the Portfolios might invest is a Federal Home Loan Mortgage Corporation (“FHLMC”) Participation Certificate. This type of security is backed by FHLMC as to payment of principal and interest but, like a FNMA security, it is not backed by the full faith and credit of the U.S. government.

The U.S. government has provided financial support to FHLMC and FNMA in the past, although there is no assurance that it will do so in the future.

25

Under the direction of the Federal Housing Finance Agency, FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (“UMBS”) (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates.

The Portfolios may also invest in both residential and commercial mortgage pools originated by investment banking firms and builders. Rather than being guaranteed by an agency or instrumentality of the U.S. government, these pools are usually backed by subordinated interests or mortgage insurance. The Manager of the Portfolios will take such insurance into account in determining whether to invest in such pools.

The Portfolios may invest in Real Estate Mortgage Investment Conduits (“REMICs”) and collateralized mortgage obligations (“CMOs”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property, and CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities.

Since the borrower is typically obligated to make monthly payments of principal and interest, most mortgage-related securities pass these payments through to the holder after deduction of a servicing fee. However, other payment arrangements are possible. Payments may be made to the holder on a different schedule than that on which payments are received from the borrower, including, but not limited to, weekly, biweekly and semiannually.

Furthermore, the monthly principal and interest payments are not always passed through to the holder on a pro rata basis. In the case of REMICs and CMOs, the pool is divided into two or more tranches, and special rules for the disbursement of principal and interest payments are established. The Portfolios may invest in debt obligations that are REMICs or CMOs; provided that the entity issuing the REMIC or CMO is not a registered investment company.

In another version of mortgage-related securities, all interest payments go to one class of holders — “Interest Only” or “IO”— and all of the principal goes to a second class of holders — “Principal Only” or “PO.” The market values of both IOs and POs are sensitive to prepayment rates; the value of POs varies directly with prepayment rates, while the value of IOs varies inversely with prepayment rates. If prepayment rates are high, investors may actually receive less cash from the IO than was initially invested. IOs and POs issued by the U.S. government or its agencies and instrumentalities that are backed by fixed rate mortgages may have greater liquidity than other types of IOs and POs.

Payments to the Portfolios from mortgage-related securities generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 15 or 30 years, borrowers can, and often do, pay them off sooner. Thus, the Portfolios generally receive prepayments of principal in addition to the principal that is part of the regular monthly payments.

A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. Thus, the value of the securities may not increase as much as other debt securities when interest rates fall. However, when interest rates rise, the rate of prepayments may slow and the value of the mortgage-related and asset-backed securities may decrease more than other debt securities. The Portfolios normally do not distribute principal payments (whether regular or prepaid) to their shareholders. Rather, they invest such payments in additional securities, which may not be mortgage-related. Interest received by the Portfolios is, however, reflected in dividends to shareholders.

Another type of mortgage-related security, known as Government-Sponsored Enterprise (“GSE”) Risk-Sharing Bonds or Credit Risk Transfer securities (“CRTs”), transfers a portion of the risk of borrower defaults from the GSEs to investors through the issuance of a bond whose return of principal is linked to the performance of a selected pool of mortgages. CRTs are issued by GSEs (and sometimes banks or mortgage insurers) and structured without any government or GSE guarantee in respect of borrower defaults or underlying collateral. Typically, CRTs are issued at par and have stated final maturities. CRTs are structured so that: (i) interest is paid directly by the issuing GSE and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans acquired by the GSE.

The risks associated with an investment in CRTs differ from the risks associated with an investment in MBS issued by GSEs because, in CRTs, some or all of the credit risk associated with the underlying mortgage loans is transferred to the end-investor. As a result, in the event that a GSE fails to pay principal or interest on a CRT or goes through bankruptcy, insolvency or similar proceeding, holders of such CRT have no direct recourse to the underlying mortgage loans.

26

Asset-Backed Securities

The Portfolios may purchase securities backed by financial assets such as loans or leases for various assets including automobiles, recreational vehicles, computers and receivables on pools of consumer debt, most commonly credit cards. Two examples of such asset-backed securities are CARS and CARDS. CARS are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDS are participations in revolving pools of credit-card accounts. These securities may have varying terms and degrees of liquidity. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets. Pay-through asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. Credit enhancement of asset-backed securities may take a variety of forms, including but not limited to overcollateralizing the securities, subordinating other tranches of an asset-backed issue to the securities, or by maintaining a reserve account for payment of the securities. In addition, part or all of the principal and/or interest payments on the securities may be guaranteed by the originator or a third-party insurer. The Manager takes all relevant credit enhancements into account in making investment decisions on behalf of the Portfolios.

In the case of securities backed by automobile receivables, the issuers of such securities typically file financing statements, and the servicers of such obligations take custody of such obligations. Therefore, if the servicers, in contravention of their duty, were to sell such obligations, the third-party purchasers would possibly acquire an interest superior to the holder of the securitized assets. Also, most states require that a security interest in a vehicle be noted on the certificate of title, and the certificate of title may not be amended to reflect the assignment of the seller’s security interest. Therefore, the recovery of the collateral in some cases may not be available to support payments on the securities. In the case of credit card receivables, both federal and state consumer protection laws may allow setoffs against certain amounts owed against balances of the credit cards.

Private Placements

The Portfolios may invest in privately placed securities that, in the absence of an exemption, would be required to be registered under the Securities Act so as to permit their sale to the public (“restricted securities”). Restricted securities may be sold only in privately negotiated transactions. These securities may be more difficult to trade or dispose of than other types of securities.

Where registration of restricted securities is required, the Portfolios may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value pursuant to policies approved by the Board.

If trading in restricted securities were to decline to limited levels, the liquidity of Portfolio investments could be adversely affected.

Loan Participations and Assignments

The Short Duration Portfolio and the Intermediate Duration Portfolio may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between borrowers and one or more financial institutions (“Lenders”). Such loans are often referred to as bank loan debt. A Portfolio’s investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. A Portfolio’s investment in Participations typically will result in the Portfolio having a contractual relationship only with the Lender and not with the borrower. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender’s insolvency, the Lender’s servicing of the Participation may be delayed and the assignability of the Participation impaired. A Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher by a NRSRO.

27

When a Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment. The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio and calculating its asset value.

Foreign (Non-U.S.) Fixed-Income Securities

While the Short Duration Portfolio and the Intermediate Duration Portfolio generally invest in domestic securities, each of these Portfolios may also invest in foreign fixed-income securities of the same type and quality as the domestic securities in which it invests when the anticipated performance of the foreign debt securities is believed by the Manager to offer more potential than domestic alternatives in keeping with the investment objectives of the Portfolios. The Short Duration Portfolio may invest up to 20% of its total assets in foreign securities, which includes both U.S. Dollar denominated and non-U.S. Dollar denominated securities. Intermediate Duration Portfolio may invest up to 25% of its total assets in non-U.S. Dollar denominated securities and may invest without limit in U.S. Dollar denominated foreign securities. The Short Duration Portfolio and the Intermediate Duration Portfolio may invest in foreign fixed-income securities that may involve risks in addition to those normally associated with domestic securities. These risks include currency risks and other risks described under the section “Investment Risks” above.

Warrants

The Portfolios may invest in warrants. Warrants are securities that give a Portfolio the right to purchase securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends, interest payments or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

Bank Obligations

The Portfolios may invest in fixed-income obligations (including, but not limited to, time deposits, certificates of deposit and bankers’ acceptances) of thrift institutions and commercial banks.

Time deposits are non-negotiable obligations of banks or thrift institutions with specified maturities and interest rates.

Certificates of deposit are negotiable obligations issued by commercial banks or thrift institutions. Certificates of deposit may bear a fixed rate of interest or a variable rate of interest based upon a specified market rate.

A banker’s acceptance is a time draft drawn on a commercial bank, often in connection with the movement, sale or storage of goods.

The Portfolios expect to invest no more than 5% of any Portfolio’s net assets in fixed-income investments of non-insured U.S. banks and U.S. thrift institutions. The risks of investments in non-insured banks and thrifts are individually evaluated since non-insured banks and thrifts are not subject to supervision and examination by the Federal Deposit Insurance Corporation (“FDIC”) or a similar regulatory authority. The Portfolios limit their purchases of bank obligations to fixed-income obligations issued by insured U.S. banks and U.S. thrift institutions which are rated B or higher by S&P, Fitch or Moody’s or the equivalent by any other NRSRO or which are not rated but which are determined by the Manager to be of comparable quality. For investments in non-insured foreign banks, the Municipal Portfolios and the Short Duration Portfolio limit their purchases to fixed-income obligations issued by foreign banks with a rating of B or higher by S&P, Fitch or Moody’s or the equivalent by any other NRSRO or of securities which are not rated but which are determined by the Manager to be of comparable quality. Although insured banks are subject to supervision and examination by the FDIC, investments in the Portfolios are not insured.

28

Convertible Securities

The Portfolios may purchase convertible corporate bonds and preferred stock. These securities may be converted at a stated price (the “conversion price”) into underlying shares of preferred or common stock. Convertible debt securities are typically subordinated to non-convertible securities of the same issuer and are usually callable. Convertible bonds and preferred stocks have many characteristics of non-convertible fixed-income securities. For example, the price of convertible securities tends to decline as interest rates increase and increase as interest rates decline. In addition, holders of convertibles usually have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation.

The unusual feature of a convertible security is that changes in its price can be closely related to changes in the market price of the underlying stock. As the market price of the underlying stock falls below the conversion price, the convertible security tends to trade increasingly like a non-convertible bond. As the market price of the underlying common stock rises above the conversion price, the price of the convertible security may rise accordingly.

Equity Securities

The equity securities in which the Non-U.S. Stock Portfolios and the Small Cap Core Portfolio may invest include common and preferred stocks, warrants and convertible securities. The Non-U.S. Stock Portfolios may invest in foreign securities directly or in the form of sponsored or unsponsored American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), or other similar securities convertible into securities of foreign issuers without limitation. ADRs are receipts typically issued by a U.S. bank or trust company that evidence ownership of the underlying securities. GDRs are receipts typically issued by a non-U.S. bank or trust company evidencing a similar arrangement. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADR. In some circumstances — e.g., when a direct investment in securities in a particular country cannot be made — the Non-U.S. Stock Portfolios, in compliance with provisions of the 1940 Act, may invest in the securities of investment companies that invest in foreign securities. As a shareholder in an investment company, each of the Non-U.S. Stock Portfolios will bear its ratable share of the underlying fund’s management fees and other expenses, and will remain subject to payment of the Non-U.S. Stock Portfolios’ management and other fees with respect to assets so invested. Equity securities of non-U.S. issuers may have somewhat different features than those of U.S. equities. To illustrate, the Non-U.S. Stock Portfolios may purchase “Savings Shares,” which are equity securities which have priority rights (compared with preferred or ordinary common shares) to dividends and on any liquidation of the issuer but which carry no voting rights.

Other Securities

It is anticipated that, from time to time, other securities will be developed, and they will be considered as potential investments for the Portfolios, subject to Board guidelines.

Derivatives

A Portfolio may, but is not required to, use derivatives for hedging or risk management purposes or as part of its investment strategies. At times, a Portfolio’s exposure to derivatives may be significant. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

There are four principal types of derivatives — options, futures contracts, forward contracts and swaps. These principal types of derivative instruments, as well as the methods in which they may be used by a Portfolio are described below. Derivatives include listed and cleared transactions where the Portfolio’s derivative trade counterparty is backed by an exchange or clearinghouse and non-cleared bilateral “over-the-counter” (“OTC”) transactions that are privately negotiated and where the Portfolio’s derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions are expected to be subject to less counterparty credit risk than those that are bilateral and privately negotiated. A Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards (“NDFs”) specify a cash payment upon maturity.

29

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call”) or sell (a “put”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. A Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

None of the Portfolios will write any option if, immediately thereafter, the aggregate value of the Portfolio’s securities subject to outstanding options would exceed 25% of its net assets, except for derivative transactions in respect of foreign currencies.

Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the “notional” principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments). Generally, other than as described below, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, among other types of swaps, are subject to mandatory central clearing and are required to be executed through a regulated swap execution facility. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Portfolios post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is intended to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. The SEC may adopt similar clearing and execution requirements in respect of certain security-based swaps. Privately negotiated swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

Municipal Market Data Rate Locks. The Municipal Portfolios may purchase and sell Municipal Market Data Rate Locks (“MMD Rate Locks”). An MMD Rate Lock permits a Municipal Portfolio to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. A Municipal Portfolio may use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between a Municipal Portfolio and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Municipal Portfolio buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Municipal Portfolio equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Municipal Portfolio will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by a Municipal Portfolio.

Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

•	Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio’s interest.

•

Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of

30

observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio’s investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

•

Credit Risk. This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a “counterparty”) to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the exchange or clearinghouse, which is the issuer or counterparty to each derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For uncleared OTC derivatives, there is no similar clearing agency guarantee. Therefore, a Portfolio considers the creditworthiness of each counterparty to an uncleared OTC derivative in evaluating potential credit risk.

•

Illiquidity Risk. Illiquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

•

Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•

Regulatory Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), enacted in July 2010, includes provisions that comprehensively regulate OTC derivatives, such as OTC foreign currency transactions (subject to exemption from the U.S. Department of Treasury of physically-settled forward contracts from many of the requirements), interest rate swaps, swaptions, mortgage swaps, caps, collars and floors, and other OTC derivatives that a Portfolio may employ in the future. The Dodd-Frank Act authorizes the SEC and the CFTC to mandate that a substantial portion of derivatives must be executed through regulated markets or facilities, and/or be submitted for clearing to regulated clearinghouses (as discussed below, the CFTC has mandated that certain interest rate swaps and index-based credit default swaps must be centrally cleared and traded through a regulated market or facility). Derivatives submitted for central clearing will be subject to minimum initial and variation margin requirements set by the relevant clearinghouse. The CFTC and prudential regulators also have imposed variation margin requirements on non-cleared OTC derivatives and are phasing in initial margin requirements for those transactions. The SEC regulations for non-cleared margin requirements for security-based swaps, became effective in October 2021. OTC derivatives intermediaries typically demand the unilateral ability to increase a counterparty’s collateral requirements for cleared OTC derivatives beyond any regulatory and clearinghouse minimums. These requirements may increase the amount of collateral a Portfolio is required to provide and the costs associated with OTC derivatives transactions. Regulations under the Dodd-Frank Act are now in effect that require derivatives dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC derivatives with a Portfolio. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC derivatives were phased-in through 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Portfolio, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of affiliate credit enhancements (such as guarantees) in the event that the bank-regulated counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Portfolio’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements.

As discussed above, OTC derivatives are subject to Credit Risk, whereas the exposure to default for cleared derivatives is assumed by the exchange’s clearinghouse. However, a Portfolio will not face a clearinghouse directly but rather through an OTC derivatives intermediary that is registered with the CFTC or SEC to act as a clearing member. A Portfolio may therefore face the indirect risk of the failure of another clearing member customer to meet its obligations to its clearing member. Such scenario could arise due to a default by the clearing member on its obligations to the clearinghouse, triggered by a customer’s failure to meet its obligations to the clearing member.

31

The SEC and CFTC also have required, or may in the future require, a substantial portion of derivative transactions that are currently executed on a bilateral basis in the OTC markets to be executed through a regulated securities, futures or swap exchange or execution facility. Certain CFTC-regulated derivatives are already subject to these rules and the CFTC expects to subject additional OTC derivatives to such trade execution rules in the future. The SEC has adopted similar requirements for the OTC derivatives that it regulates, which became effective in 2021. Such requirements may make it more difficult and costly for a Portfolio to enter into highly tailored or customized transactions. They may also render certain strategies in which a Portfolio might otherwise engage impossible or so costly that they will no longer be economical to implement. If a Portfolio decides to become a direct member of one or more of these exchanges or execution facilities, the Portfolio will be subject to all of the rules of the exchange or execution facility, which would bring additional risks and liabilities, and potential additional regulatory requirements.

OTC derivative dealers are currently required to register with the CFTC and are required to register with the SEC with respect to security-based swaps. Dealers are subject to new minimum capital and margin requirements, business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, and other regulatory burdens. These requirements further increase the overall costs for OTC derivative dealers, which costs may be passed along to a Portfolio as market changes continue to be implemented.

In addition, the CFTC and U.S. commodities exchanges impose limits referred to as “speculative position limits” on the maximum net long or net short speculative positions that any person may hold or control in any particular futures or options contracts traded on U.S. commodities exchanges. For example, the CFTC currently imposes speculative position limits on futures and option contracts on a number of agricultural commodities (e.g., corn, oats, wheat, soybeans and cotton) and U.S. commodities exchanges currently impose speculative position limits on many other commodities. In October 2020, the CFTC adopted new rules regarding speculative position limits, which impose position limits on certain futures and options on futures contracts, as well as physical commodity swaps that are “economically equivalent” to such contracts. A Portfolio could be required to liquidate positions it holds in order to comply with such limits, or may not be able to fully implement trading instructions generated by its trading models, in order to comply with such limits. Any such liquidation or limited implementation could result in substantial costs to a Portfolio.

The SEC has adopted Rule 18f-4 under the 1940 Act, which governs the use of derivatives and certain other forms of leverage by registered investment companies. Since its compliance date of August 19, 2022, Rule 18f-4 has, among other things, required funds whose use of derivatives is more than a limited specified exposure amount to impose limits based on value-at-risk, or “VaR,” on the amount of derivatives and certain other forms of leverage into which a fund can enter and requires such funds to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of futures, options and swaps markets in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits, and increased margin requirements for various types of futures. These regulations and actions may adversely affect a Portfolio’s ability to execute its investment strategy.

Recently, the CFTC approved changes to Part 190 of its regulations, which govern bankruptcy proceedings for futures brokers and derivatives clearing organizations. The changes enhance protections available to each of SCB Fund and Bernstein Fund and their respective shareholders upon the bankruptcy of such intermediaries, who act in respect to cleared derivatives. These regulations have enhanced the protections available to funds engaged in derivatives transactions but have also increased the costs of engaging in such transactions. The adoption by the CFTC of changes to its Part 190 rules as well as adoption by the SEC of Rule 18f-4 may increase the costs of trading derivatives to each of SCB Fund and Bernstein Fund and their portfolios.

•

Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of a Portfolio’s counterparty to perform its obligations under the transaction. If the counterparty defaults, a Portfolio will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, a Portfolio could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Portfolio. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose a Portfolio to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

New regulations affecting derivatives transactions require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing and the CFTC and the SEC, as applicable, may in the future require additional types of derivatives to be subject to mandatory clearing. Under these new requirements, a

32

central clearing organization is substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions is required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is intended to reduce, but not eliminate, counterparty risk. A Portfolio is subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations.

•

Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate with or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio’s use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Portfolio’s investment objective.

Other. The Portfolios may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the CEA, including potential registration as a “commodity pool operator”. If a Portfolio invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”) for purposes other than “bona fide hedging,” as defined in the rules of the CFTC, or if the Portfolio markets itself as providing investment exposure to such instruments, it could be subject to regulation by the CFTC. To the extent a Portfolio uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, an exclusion has been claimed for each Portfolio from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of each Portfolio.

Use of Options, Futures Contracts, Forward Contracts and Swaps by a Portfolio

Forward Currency Exchange Contracts

A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

The Short Duration Portfolio, the Intermediate Duration Portfolio and the Non-U.S. Stock Portfolios may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. The Portfolios may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with their transactions in foreign currency futures contracts. The Portfolios may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions.”

Under certain circumstances, each of the Non-U.S. Stock Portfolios may commit substantial portions or the entire value of its assets to the consummation of these contracts. The Manager will consider the effect a substantial commitment of assets to forward contracts would have on the investment program of the Portfolio and the flexibility of the Portfolio to purchase additional securities.

If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

The Short Duration Portfolio, the Intermediate Duration Portfolio and the Non-U.S. Stock Portfolios may also use forward currency exchange contracts to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. For example, a Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Manager expects the currency to increase in value. The Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Portfolio may enter into a foreign currency exchange contract to sell a currency if the Manager expects the currency to decrease in value. The Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved. The Portfolios will segregate and mark to market liquid assets in an amount at least equal to a Portfolio’s obligations under any forward currency exchange contracts.

33

Options on Securities

A Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio.

A Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid. Options may also be purchased to alter the effective duration of the Fixed-Income Portfolios.

A Portfolio may write a put or call option in return for a premium, which is retained by the Portfolio whether or not the option is exercised. The Portfolios may write (i.e., sell) only covered put and call options (except in respect of currency transactions) on its portfolio securities. These options will generally be sold when the Manager perceives the options to be overpriced. They may also be sold to alter the effective duration of the Fixed-Income Portfolios. A call option written by a Portfolio is “covered” if the Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the exercise price of the call option it has written. A put option written by a Portfolio is covered if the Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than the exercise price of the put option it has written. Uncovered options or “naked options” are riskier than covered options. For example, if a Portfolio wrote a naked call option and the price of the underlying security increased, the Portfolio would have to purchase the underlying security for delivery to the call buyer and sustain a loss equal to the difference between the option price and the market price of the security, which could potentially be unlimited.

A Portfolio may also, as an example, write combinations of put and call options on the same security, known as “straddles”, with the same exercise and expiration date. By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. A Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., OTC) transactions. A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Manager, and the Manager has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be more difficult to trade or dispose of than other types of securities and it may not be possible for the Portfolio to effect a closing transaction at a time when the Manager believes it would be advantageous to do so.

Options on Securities Indexes

An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

34

A Portfolio may write (sell) call and put options and purchase call and put options on securities indices. If a Portfolio purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio’s investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio’s loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio’s security holdings.

A Portfolio may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the decline or increase in the value of the securities index is significantly below or above the exercise price of the written option, the Portfolio could experience a substantial loss.

The purchase of call options on securities indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Portfolio owns.

Other Option Strategies

In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Portfolio may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indexes, futures contracts (including on individual securities and stock indexes) or shares of exchange-traded funds (“ETFs”) at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or, for the put options, the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option, or increases in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.

Options on Foreign Currencies

A Portfolio may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the U.S. Dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. Dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in U.S. Dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the U.S. Dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may write options on foreign currencies for hedging purposes or in an effort to increase returns. For example, where the Fund anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

35

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the U.S. Dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio will be required to purchase or sell the underlying currency at a loss, which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

In addition to using options for the hedging purposes described above, the Short Duration Portfolio, the Intermediate Duration Portfolio and the Non-U.S. Stock Portfolios may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. These Portfolios may use options on currency to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that security are not held by a Portfolio and do not present attractive investment opportunities. For example, a Portfolio may purchase call options in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, a Portfolio would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Portfolio for the purpose of benefiting from a decline in the value of a currency that a Portfolio does not own. A Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Special Risks Associated with Options on Currency. An exchange traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

Futures Contracts and Options on Futures Contracts

Futures contracts that a Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. government securities. A Portfolio may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

The Portfolios purchase and sell futures contracts only on exchanges where there appears to be a market in the futures sufficiently active to accommodate the volume of trading activity. Options on futures contracts written or purchased by a Portfolio will be traded on exchanges or over-the-counter. These investment techniques will be used by the Municipal Portfolios and only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date or to manage the effective maturity or duration of fixed-income securities. Other Portfolios may each purchase or sell options on futures contracts for hedging or other purposes.

Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio’s current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio. However, since the futures market is generally more liquid than the cash bond market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio’s interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the NAV of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio’s cash reserves could then be used to buy long-term bonds on the cash market.

36

A Portfolio may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Portfolio’s loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, a Portfolio could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

A Portfolio may also engage in currency “cross hedging” when, in the opinion of the Manager, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such “cross hedging” is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

A Portfolio may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Manager anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see “Currency Transactions” below.

Purchases or sales of stock or bond index futures contracts may be used for investment purposes and may also be used for hedging or risk management purposes to attempt to protect a Portfolio’s current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio’s securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

Each Portfolio has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Portfolio. If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Portfolio’s holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio’s losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

37

The Portfolios may write (i.e., sell) only covered put and call options on futures contracts. A Portfolio is considered “covered” with respect to a call option it writes on a futures contract if the Portfolio (i) owns a long position in the underlying futures contract; (ii) segregates and maintains with its custodian liquid assets equal in value to the value of the security underlying the futures contract (less any initial margin deposited); (iii) owns a security or currency which is deliverable under the futures contract; or (iv) owns an option to purchase the security, currency or securities index, which is deliverable under the futures contract or owns a call option to purchase the underlying futures contract, in each case at a price no higher than the exercise price of the call option written by the Portfolio, or if higher, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian. A Portfolio is considered “covered” with respect to a put option it writes on a futures contract if it (i) segregates and maintains with its custodian liquid assets equal in value to the exercise price of the put (less any initial and variation margin deposited); (ii) owns a put option on the security, currency or securities index which is the subject of the futures contract or owns a put option on the futures contract underlying the option, in each case at an exercise price as high as or higher than the price of the contract held by the Portfolio or, if lower, the Portfolio deposits and maintains the differential between the two exercise prices in liquid assets in a segregated account with its custodian; or (iii) owns a short position in the underlying futures contract.

The Portfolios may write covered straddles of options on futures. A straddle is a combination of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the requirements, as defined in the preceding paragraph. A Portfolio may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Portfolios will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

If the Manager wishes to shorten the effective duration of a Fixed-Income Portfolio, the Manager may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the effective duration of a Fixed-Income Portfolio, the Manager may buy a futures contract or a call option thereon, or sell a put option.

Credit Default Swap Agreements

The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Portfolio may be either the buyer or seller in the transaction. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the “face amount” of the reference obligation in which case the Portfolio will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation. The value of the reference obligation received by the Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio. If the Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, illiquidity risk and credit risk.

A Portfolio may enter into a credit default swap that provides for settlement by physical delivery if, at the time of entering into the swap, such delivery would not result in the Portfolio investing more than 20% of its total assets in securities rated lower than A by S&P, Fitch or Moody’s or the equivalent by any other NRSRO. A subsequent deterioration of the credit quality of the underlying obligation of the credit default swap will not require the Portfolio to dispose of the swap.

Currency Swaps

The Short Duration Portfolio, the Intermediate Duration Portfolio and the Non-U.S. Stock Portfolios may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies. The Portfolios may also enter into currency swaps for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions.” Currency swaps involve the exchange by the Portfolios with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation and again upon termination of the transaction. Since currency swaps are individually negotiated, the

38

Portfolio expects to achieve an acceptable degree of correlation between its investments and its currency swaps positions. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Portfolios will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest short-term rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If the creditworthiness of the Portfolio’s counterparty declines, the value of the swap agreement will likely decline, potentially resulting in losses. If there is a default by the other party to such a transaction, the Portfolios will have contractual remedies pursuant to the agreements related to the transactions.

Swaps: Interest Rate Transactions

A Portfolio may enter into interest rate swap, cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Portfolio may lose the net amount of interest payments that the Portfolio is contractually entitled to receive. A Portfolio also may invest in interest rate transaction futures.

Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount.

An option on a swap agreement, also called a “swaption”, is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

It may be more difficult for a Portfolio to trade or close out interest rate caps and floors in comparison to other types of swaps. Caps and floors do not involve the delivery of securities or other underlying assets or principal. A Portfolio will enter into bilateral swap agreements, including interest rate swap, swaptions, cap or floor transactions, only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. With respect to cleared interest rate swaps, the Manager will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker, but there are no prescribed NRSRO rating requirements for these entities.

A Municipal Portfolio generally expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Municipal Portfolio may also enter into these transactions to protect against price increases of securities the Manager anticipates purchasing for the Portfolio at a later date or as a duration management technique. All other Portfolios expect to enter into these transactions for a variety of reasons, including for hedging purposes, as a duration management technique or to attempt to exploit mispricings in the bond markets.

Inflation (CPI) Swaps

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

Total Return Swaps

A Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. A Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

39

Variance and Correlation Swaps

A Portfolio may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the volatility of the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its “volatility”) over the length of the contract term. The parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. “Correlation” as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Certain standardized swaps, including certain interest rate swaps and credit default swaps, among other types of swaps, are subject to mandatory central clearing and trading on a registered electronic facility. Central clearing is expected, among other things, to reduce counterparty credit risk, but does not eliminate it completely.

Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. A Portfolio accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/ depreciation of swap contracts on the statement of operations.

Eurodollar Instruments

Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate (“LIBOR”), or another reference rate, and are subject to the same limitations and risks as other futures contracts and options. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. As announced by the FCA and LIBOR’s administrator, ICE Benchmark Administration, most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) have not been published since the end of 2021, but the most widely used U.S. Dollar LIBOR settings are expected to continue to be published until June 30, 2023. However, on December 16 2022, the U.S. Federal Reserve adopted legislation formally identifying benchmark rates based on SOFR that replace U.S. Dollar LIBOR in certain financial contracts after June 30, 2023 and it remains to be seen how quickly market participants will adopt the replacements for U.S. Dollar LIBOR. See “LIBOR Transition and Associated Risk” in the Portfolios’ Prospectus for additional information.

Structured Products

Each Portfolio may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

40

Investing in structured products may be more efficient and less expensive for a Portfolio than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may be more difficult to trade and price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes a Portfolio to the credit risk of the issuer of the structured product.

Structured Notes and Indexed Securities: Each Portfolio may invest in a particular type of structured instrument sometimes referred to as a “structured note”. The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile and more difficult to trade and price than less complex securities and instruments or more traditional debt securities.

Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index.

These notes expose a Portfolio economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, a Portfolio might receive interest or principal payments on the note that are determined based upon a specified multiple of the change in value of the underlying commodity, commodity futures contract or index.

Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, each Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that each Portfolio would receive as an investor in the trust. Each Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, and leverage risk and management risk. These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in a lack of liquidity for these instruments.

41

Synthetic Foreign Equity Securities

The Non-U.S. Stock Portfolios may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

Other types of synthetic foreign equity securities in which a Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

A Portfolio may acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Manager, which will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to illiquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

A Portfolio may also invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations.

Repurchase Agreements

Repurchase agreements are transactions in which a Portfolio purchases securities or other obligations from a bank, securities dealer (or its affiliate), or other counterparty and simultaneously commits to resell them to the counterparty at an agreed upon date or upon demand at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. Normally, custody of the underlying obligations prior to their repurchase is maintained by the Portfolio, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Portfolio and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

42

The Fixed-Income Portfolios may seek additional income by investing in repurchase agreements pertaining only to U.S. government securities.

Each Portfolio requires continual maintenance of collateral held by the Fund’s custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event of a counterparty’s bankruptcy, a Portfolio might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into only with those banks (including State Street Bank and Trust Company, the Fund’s custodian), broker-dealers or other counterparties that are determined to be creditworthy by the Manager.

Reverse Repurchase Agreements

The Portfolios may enter into reverse repurchase agreements with banks, broker-dealers and other counterparties from time to time.

Reverse repurchase agreements involve sales by a Portfolio of portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, a Portfolio continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Reverse repurchase agreements are considered to be a loan to a Portfolio by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Portfolio. By entering into reverse repurchase agreements, a Portfolio obtains additional cash to invest in other securities. A Portfolio may use reverse repurchase agreements for borrowing purposes as an alternative to bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow a Portfolio to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for a Portfolio’s shareholders when the Portfolio achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by a Portfolio on the reverse repurchase transactions. Whenever a Portfolio enters into a reverse repurchase agreement, it will either (i) comply with the asset coverage requirements of Section 18 of the 1940 Act and combine the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other securities representing indebtedness when calculating the Portfolio’s asset coverage ratio, or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the value-at-risk based limit on leverage risk.

Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

Currency Transactions

The Short Duration Portfolio, the Intermediate Duration Portfolio and Non-U.S. Stock Portfolios may invest in securities denominated in foreign currencies and a corresponding portion of the Portfolios’ revenues will be received in such currencies. In addition, the Portfolios may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, swaps and options on currencies as described above. The Manager may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Manager believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The U.S. Dollar equivalent of the Portfolios’ net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Portfolios’ income. Each Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Portfolios have this ability, there is no certainty as to whether and to what extent the Portfolios will engage in these practices.

43

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Portfolio’s NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent a Portfolio’s total assets, adjusted to reflect a Portfolio’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, a Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

The Portfolios will incur costs in connection with conversions between various currencies. A Portfolio may hold foreign currency received in connection with investments when, in the judgment of the Manager, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, a Portfolio may be required to liquidate securities in order to make distributions if a Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Portfolios must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Portfolios may engage in certain currency hedging transactions, which themselves involve certain special risks.

At the maturity of a forward contract, a Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. Alternatively, a Portfolio may enter into a forward contract which provides for settlement by one party making a single one-way payment to the other party in the amount of the difference between the contracted forward rate and the current spot reference rate. The currency used for settlement may be one of the transaction currencies or a base currency, such as U.S. Dollars.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign security, the Portfolio will realize a gain to the extent the price at which it has agreed to sell exceeds the price at which it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent of the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Portfolios reserve the right to enter into forward foreign currency contracts for different purposes and under different circumstances than those described above. Of course, the Portfolios are not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.

The Portfolios do not intend to convert any holdings of foreign currencies into U.S. Dollars on a daily basis. A Portfolio may do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

There is no assurance that a forward contract counterparty will be able to meet its obligations under the forward contract or that, in the event of default by the counterparty a Portfolio will succeed in pursuing contractual remedies. The Portfolios assume the risk that they may be delayed in or prevented from obtaining payments owed to them pursuant to the contractual agreements entered into in connection with a forward contract.

44

Dollar Rolls

The Fixed-Income Portfolios may enter into dollar rolls. Dollar rolls involve sales by a Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Fixed-Income Portfolios may also enter into a type of dollar roll known as a “fee roll.” In a fee roll, a Portfolio is compensated for entering into the commitment to repurchase by “fee income,” which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued by the Portfolio over the roll period. Dollar rolls may be considered to be borrowings by a Portfolio. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price.

When-Issued Securities and Forward Commitments

Each Portfolio may purchase securities offered on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by a Portfolio and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of when-issued transactions and forward commitments enables a Portfolio to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Portfolio might sell securities which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Portfolio might sell a security held by the Portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Manager were to forecast incorrectly the direction of interest rate movements, the Portfolio might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. At the time a Portfolio makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued securities may include bonds purchased on a “when, as and if issued” basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities.

If a Portfolio is fully or almost fully invested with “when-issued” or “forward commitment” transactions, the transactions may result in a form of leveraging. Leveraging a Portfolio in this manner may increase the volatility of the Portfolio’s NAV.

Forward commitments include “to be announced” (“TBA”) mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by GNMA, FNMA, or FHLMC (including fixed rate or variable rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

At the time the Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a “when, as and if issued” security would be canceled in the event that the required conditions did not occur and the trade was canceled.

Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or “when-issued” or “delayed delivery” securities before delivery, the Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax

45

purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a “when-issued” or “delayed delivery” basis, the Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or “when-issued” or “delayed delivery” securities themselves (which may have a value greater or less than the Portfolio’s payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, the Portfolio may be adversely affected.

Securities Ratings

The ratings of fixed-income securities by certain NRSROs are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. See Appendix A for a description of the ratings of certain NRSROs.

Unless otherwise indicated, references to securities ratings by one NRSRO in this SAI shall include the equivalent rating by another NRSRO.

Special Risk Considerations for Lower-Rated Securities (Fixed-Income Portfolios)

Securities that are rated Ba by Moody’s, BB by S&P or Fitch, or are equivalently rated by other NRSROs are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer’s capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated below investment grade, i.e., rated Ba and lower by Moody’s, BB and lower by S&P Global and Fitch, or are equivalently rated by other NRSROs (“lower-rated securities”) are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominately speculative with respect to the issuer’s capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.

The market for lower-rated securities may be less liquid than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Portfolio may experience difficulty in valuing such securities and, in turn, the Portfolio’s assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.

The Manager will try to reduce the risk of investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Manager’s research and credit analysis are a correspondingly important aspect of its program for managing the Portfolio’s securities. In considering investments for the Portfolios, the Manager will attempt to identify issuers of lower-rated securities whose financial conditions are adequate to meet future obligations, have improved or are expected to improve in the future. The Manager’s analysis focuses on relative values based on such factors as interest coverage, financial prospects, and the strength of the issuer.

Non-rated fixed-income securities will also be considered for investment by a Portfolio when the Manager believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio’s objective and policies.

In seeking to achieve a Portfolio’s objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the portfolio will be unavoidable. Moreover, medium-and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

Investments in Exchange-Traded Funds and Other Investment Companies

Certain Portfolios may invest in securities of other investment companies, including ETFs, subject to the restrictions and limitations of the 1940 Act or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. The ETFs in which a Portfolio

46

invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which a Portfolio invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable indices. The market value of the ETF shares may differ from their NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF’s shares trade at a discount to its NAV.

Certain Portfolios may also invest in other investment companies, including affiliated investment companies, as permitted by the 1940 Act. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. As with ETFs, if the Portfolios acquire shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which, to the extent not waived or reimbursed, would be in addition to the Portfolios’ expenses. Section 12(d)(1)(A) of the 1940 Act provides that a registered investment company may not purchase or otherwise acquire the securities of other “registered investment companies” (as defined in the 1940 Act) if, as a result of such purchase or acquisition, it would own: (i) more than 3% of the total outstanding voting stock of the acquired investment company; (ii) securities issued by any one investment company having a value in excess of 5% of the fund’s total assets; or (iii) securities issued by all investment companies having an aggregate value in excess of 10% of the fund’s total assets. These limitations are subject to certain statutory and regulatory exemptions including Rule 12d1-4. Rule 12d1-4 permits a Portfolio to invest in other investment companies beyond the statutory limits, subject to certain conditions. Among other conditions, the Rule prohibits an investment company from acquiring control of another investment company (other than an investment company in the same group of investment companies), including by acquiring more than 25% of its voting securities. In addition, the Rule imposes certain voting requirements when a fund’s ownership of another investment company exceeds particular thresholds. If shares of a fund are acquired by another investment company, the “acquired” fund may not purchase or otherwise acquire the securities of an investment company or private fund if immediately after such purchase or acquisition, the securities of investment companies and private funds owned by that acquired fund have an aggregate value in excess of 10 percent of the value of the total assets of the fund, subject to certain exceptions. The impact of these regulatory changes on the Portfolios is still uncertain.

To the extent that a Portfolio is an “acquired fund” for purposes of Rule 12d1-4, the Portfolio intends to limit its investments in the securities of other investment companies and private funds to no more than 10% of its total assets, subject to certain limited exceptions permitted under Rule 12d1-4. These restrictions may limit a Portfolio’s ability to invest in other investment companies to the extent desired.

Lending Portfolio Securities

Each Portfolio may lend Portfolio securities subject to Board approval. Each of the Fixed-Income Portfolios may lend up to 30% of its total assets (including collateral for any security loaned), subject to Board approval. Each of the Non-U.S. Stock Portfolios and the Small Cap Core Portfolio may lend up to one-third of its total assets, subject to Board approval. Loans may be made to qualified broker-dealers, banks or other financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Portfolio. Principal risks of lending Portfolio securities, as with other collateral extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio will be exposed to the risk that the sale of any collateral realized upon a borrower’s default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Manager will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Portfolio any income earned from the securities. A Portfolio may invest any cash collateral directly or indirectly in short-term, high-quality debt instruments and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio’s investment risks. The Portfolio will have the right to recall loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Portfolio may pay reasonable finders’, administrative, and custodial fees in connection with a loan.

The Portfolios did not engage in securities lending during their most recent fiscal year ended September 30, 2022, and therefore had no income and fees/compensation related to their securities lending activities.

Event-Linked Securities

Event-linked securities are variable rate or fixed-rate fixed income securities or types of equity securities for which the return of principal and payment of interest are contingent on the non-occurrence of various catastrophe exposures, which may be specific trigger events or a diversified group of events, such as hurricanes, typhoons, wind events, fires or earthquakes. The most common type of event-linked fixed-income securities are known as “catastrophe” or “CAT” bonds. In some cases, the trigger event(s) will not be

47

deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss. If the trigger event(s) occurs prior to the securities’ maturity, a Portfolio may lose all or a portion of its principal and forgo additional interest.

These securities may have a special condition that states that if the issuer (i.e., an insurance or reinsurance company) suffers a loss from a particular pre-defined catastrophe, then the issuer’s obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if a Portfolio holds an event-linked security that covers an insurer’s losses due to a hurricane with a “trigger” at $1 billion and a hurricane hits causing $1 billion or more in losses to such insurer, then the Portfolio will lose all or a portion of its principal invested in the security and forgo any future interest payments. If the trigger event(s) does not occur, the Portfolio will be entitled to recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the securities.

Event-linked securities may be issued by government agencies, insurance companies, reinsurers, special purpose companies or other on-shore or off-shore entities. Event-linked securities are a relatively new type of financial instrument. As a result, there is no significant trading history of these securities and these securities may be more difficult to trade or dispose of than other types of securities or the markets for these instruments may not be liquid at all times. They can also be difficult to value, especially if a catastrophe has occurred or is anticipated (e.g., an approaching hurricane or typhoon). These securities may be rated, generally below investment grade or the unrated equivalent, and have the same or equivalent risks as higher yield debt securities (“junk bonds”). The rating primarily reflects the NRSRO’s calculated probability that a pre-defined trigger event will occur as well as the overall expected loss to the principal of the security.

Investments in Certain Types of Privately Placed Securities

The Portfolios may invest in privately placed securities. Privately placed securities in which the Portfolios invest are typically equity securities of privately held companies that have not been offered to the public and are not publicly traded. Investments in privately placed securities may include venture capital investments, which are investments in new, early or late stage companies and are often funded by, or in connection with, venture capital firms. Investments in securities of privately held companies may present significant opportunities for capital appreciation but involve a high degree of risk that may result in significant decreases in the value of these investments. Privately held companies may not have established products, experienced management or earnings history. The Portfolios may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so because the securities are not publicly traded. As such, these investments are generally considered to be illiquid until a company’s public offering (which may never occur) and are often subject to additional contractual restrictions on resale following any public offering that may prevent the Portfolios from selling their shares of these companies for a period of time. Market conditions, developments within a company, investor perception or regulatory decisions may adversely affect a privately held company and delay or prevent a privately held company from ultimately offering its securities to the public. If a Portfolio invests in privately placed securities, it may incur additional expenses, such as valuation-related expenses, in connection with such investments. Public companies may also issue privately placed securities, which may be illiquid and subject to contractual restrictions on resale.

Illiquid Securities

Each Portfolio must limit its investments in illiquid securities to 15% of its net assets at the time of investment. Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) defines the term “illiquid securities” for this purpose to mean securities or investments that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

If a Portfolio invests in illiquid securities, the Portfolio may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”) or certain commercial paper) may be more difficult to trade or dispose of than other types of securities.

As required by the Liquidity Rule, the Funds have implemented the Portfolios’ liquidity risk management program (the “Liquidity Program”), including the classification of each investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The Boards, including a majority of the Independent Directors (as defined below), have appointed an administrator of the Liquidity Program.

48

DIRECTORS AND OFFICERS AND PRINCIPAL HOLDERS OF SECURITIES

The following table lists the directors and executive officers of each of the SCB Fund and the Bernstein Fund, their business addresses and their principal occupations during the past five years.

NAME, ADDRESS,* YEAR OF BIRTH, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER INFORMATION	NUMBER OF PORTFOLIOS IN THE AB FUND COMPLEX+ OVERSEEN BY THE DIRECTOR	OTHER DIRECTORSHIPS HELD BY THE DIRECTOR DURING THE PAST FIVE YEARS OR LONGER
INTERESTED DIRECTOR***

Beata D. Kirr**** 1345 Avenue of the Americas New York, NY 10105 1974 (SCB Fund: 2019) (Bernstein Fund: 2019)	Senior Vice President of the Manager with which she has been associated since prior to 2018. She is the Co-Head of Investment Strategies since April 2020 and a National Managing Director since 2017. She was previously the Head of Private Client Core Asset Strategies. She joined the firm in 2007 as a Senior Portfolio Manager. Prior to joining AB, she was a director at Harris Alternatives, a global fund of hedge funds, and was with Goldman Sachs, where she advised clients in the Equities, M&A and Equity Capital Markets divisions, from their New York, London and Chicago offices.	17	Women Employed

49

NAME, ADDRESS,* YEAR OF BIRTH, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER INFORMATION	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE DIRECTOR	OTHER DIRECTORSHIPS HELD BY THE DIRECTOR DURING THE PAST FIVE YEARS
INDEPENDENT DIRECTORS***

Debra Perry# Chair of the Board 1951 (SCB Fund: 2011) (Bernstein Fund: 2015)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. (“Moody’s”) from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; earlier she held executive positions with First Boston Corporation and Chemical Bank.	17	Assurant, Inc., since 2017; Korn/Ferry International, since 2008; Genworth Financial, Inc., from 2016-2022; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

R. Jay Gerken# 1951 (SCB Fund: 2013) (Bernstein Fund: 2015)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	17	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; and Associated Banc-Corp

Jeffrey R. Holland# 1966 (SCB Fund: 2019) (Bernstein Fund: 2019)	Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013.	17	Director of various non-profit organizations

William Kristol# 1952 (SCB Fund: 1994) (Bernstein Fund: 2015)	Founder and Editor, The Weekly Standard from 1995 to 2018. He is a regular contributor on leading political commentary shows. He has served as the inaugural Vann Professor of Ethics and Society at Davidson College since 2019.	17	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Institute for the Study of War; Foundation for Constitutional Government; and Defending Democracy Together, a non-profit educational corporation

50

NAME, ADDRESS,* YEAR OF BIRTH, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER INFORMATION	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE DIRECTOR	OTHER DIRECTORSHIPS HELD BY THE DIRECTOR DURING THE PAST FIVE YEARS
Michelle McCloskey# 1961 (SCB Fund: 2019) (Bernstein Fund: 2019)	Formerly, President of Americas, Man Group from 2017 to August 2019 and President of Man FRM from 2015 to August 2019. Prior thereto, she was a Senior Managing Director of Man FRM from 2012 to 2015. While at the Man Group, she served on the Executive Committee of Man Group plc from 2012 to 2019, as Chief Executive Officer, Board of Managers of Man Alternative Multi Strategy Fund from 2016 to 2019 and as President and Chair of the Board of the Pine Grove Institutional Funds from 2016 to 2019. She currently serves on the Investment Advisory Committee of Texas Tech University Endowment.	17	Assured Guaranty Ltd. since May 2021.

Donald K. Peterson# 1949 (SCB Fund: 2007) (Bernstein Fund: 2015)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies (telecommunications equipment and services) from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995; prior thereto he was at Nortel from 1976 to 1995.	17	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA-Bank, FSB

*	The address for each of a Fund’s Independent Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department — Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.
**	There is no stated term of office for each Fund’s Directors.
***

Directors who are not “interested persons” of each Fund, as defined in the 1940 Act, are referred to as “Independent Directors,” and Directors who are “interested persons” of the Fund are referred to as “Interested Directors.”

****	Ms. Kirr is an “interested person,” as defined in the 1940 Act, because of her affiliation with the Manager.
#

Member of each Fund’s Audit Committee and Independent Directors Committee and member of the SCB Fund’s Nominating, Governance and Compensation Committee and the Bernstein Fund’s Governance, Nomination and Compensation Committee (each referred to herein as a “Governance Committee”).

+

The Manager may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AB Active ETFs, Inc., AB Bond Fund, Inc., AB Cap Fund, Inc., AB Corporate Shares, AB Core Opportunities Fund, Inc., AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB

51

Global Risk Allocation Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Relative Value Fund, Inc., AB Sustainable Global Thematic Fund, Inc., AB Sustainable International Thematic Fund, Inc., AB Trust, AB Variable Products Series Fund, Inc., Bernstein Fund, Inc. Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc. and The AB Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AB Multi-Manager Alternative Fund and AllianceBernstein National Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Manager serves as investment adviser are referred to collectively herein as the “AB Fund Complex.”

The business affairs of each Fund are managed under the oversight of the Board. Directors who are not “interested persons” of each Fund, as defined in the 1940 Act, are referred to as “Independent Directors,” and Directors who are “interested persons” of each Fund are referred to as “Interested Directors.” Certain information concerning each Fund’s governance structure and each Director is set forth below.

Experience, Skills, Attributes, and Qualifications of each Fund’s Directors. Each Fund’s Governance Committee, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at an annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director, the Governance Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance Committee believes contributes to good governance for the applicable Fund. Additional information concerning each Governance Committee’s consideration of Directors appears in the description of the Committee below.

Each Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each Fund and protecting the interests of stockholders. Each Board has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified to serve as such.

In determining that a particular Director was qualified to serve as a Director, each Board considered a variety of criteria, none of which, in isolation, was controlling. In addition, each Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director’s commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing committees) in concluding that each should serve as Director. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that each Director should serve as a Director of the applicable Fund, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Manager, other service providers, counsel and the applicable Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. While each Board does not have a formal, written diversity policy, the Board believes that an effective board consists of a diverse group of individuals who bring together a variety of complementary skills and perspectives. In addition to his or her service as a Director of each Fund: Ms. Kirr has business, finance and investment management experience as Co-Head of Investment Strategies and as the former Head of Private Client Core Asset Strategies of Bernstein Private Wealth Management of AllianceBernstein L.P. (“Bernstein”); Mr. Gerken has investment management experience as a portfolio manager and executive officer, and experience as a board member; Mr. Holland has business experience as a senior executive of a financial services firm, including experience in provision of custody and other services to investment funds globally, and experience as a board member; Mr. Kristol has a public and economic policy background and experience as a board member of various organizations; Ms. McCloskey has investment management experience as a senior executive, including experience with alternative investment funds, and experience as a board member; Ms. Perry has business and financial experience as a senior executive of various financial services firms focusing on fixed income research and capital markets and experience as a board member of various organizations; and Mr. Peterson has business and finance experience as an executive officer of public companies and experience as a board member of various organizations. The disclosure herein of a Director’s experience, qualifications, attributes and skills does not impose on such Director any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such Director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function. Each Board is responsible for oversight of the applicable Fund. Each Fund has engaged the Manager to manage the Portfolios on a day-to-day basis. Each Board is responsible for overseeing the Manager and the applicable Fund’s other service providers in the operations of the Portfolios. Each Board meets at regularly scheduled meetings five

52

times throughout the year. In addition, the Directors may meet at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, each Board has established three standing committees—the Audit Committee, the Governance Committee and the Independent Directors Committee—and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Director serves as Chair of each Board. The Chair’s duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, communicating with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that each Board’s leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the applicable Fund, on the one hand, and the Manager and other service providers, on the other, and facilitates the exercise of each Board’s independent judgment in evaluating and managing the relationships. In addition, each Fund is required to have an Independent Director as Chair pursuant to certain 2003 regulatory settlements involving the Manager.

Risk Oversight. The Portfolios are subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Portfolios resides with the Manager or other service providers (depending on the nature of the risk), subject to oversight by the Manager. Each Board has charged the Manager and its affiliates with (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Portfolios; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of each Board’s general oversight of each Portfolio’s investment program and operations and is addressed as part of various regular Board and committee activities. Each Portfolio’s investment management and business affairs are carried out by or through the Manager and other service providers. Each of these entities has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Portfolios’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by each Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer of the Manager and representatives of various internal committees of the Manager), each Fund’s Chief Compliance Officer, each Fund’s independent registered public accounting firm, the Manager’s internal legal counsel, and internal auditors for the Manager, as appropriate, regarding risks faced by the Portfolios and the Manager’s risk management programs. In addition, the Directors receive regular updates on cyber-security matters.

Not all risks that may affect the Portfolios can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of a Fund or the Manager, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals. Because most of the Portfolios’ operations are carried out by various service providers, the Board’s oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational issues, is inherently limited. As a result of the foregoing and other factors the Portfolios’ ability to manage risk is subject to substantial limitations.

Board Committees: Each Board has three standing committees of the Board – an Audit Committee, a Governance Committee and an Independent Directors Committee. The members of the Audit Committee, the Governance Committee and the Independent Directors Committee are identified above.

The function of the Audit Committee is to assist each Board in its oversight of the applicable Fund’s financial reporting process. The Audit Committee met two times during each Fund’s most recently completed fiscal year.

The functions of the Governance Committee are to nominate persons to fill any vacancies or newly created positions on each Board, to monitor and evaluate industry and legal developments with respect to governance matters and to review and make recommendations to each Board regarding the compensation of Directors and the Chief Compliance Officer. The Governance Committee met three times during each Fund’s most recently completed fiscal year.

The Governance Committee has a charter and, pursuant to the charter, the Governance Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of a Fund’s common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified

53

information about the candidates and the nominating shareholder or group. To be timely for consideration by the Nominating, Governance and Compensation Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of a Fund not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of shareholders. If a Fund did not hold any annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of an upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance Committee or the Board to be reasonably calculated to inform shareholders.

Shareholders submitting a candidate for consideration by a Governance Committee must provide the following information to the Governance Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors’ and officers’ questionnaire if elected; (iv) the shareholder’s consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. “Associated Person of the shareholder” means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

The Governance Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the applicable Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Governance Committee.

The Governance Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance Committee will not consider self-nominated candidates. The Governance Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate’s relevant knowledge, experience, and expertise, the candidate’s ability to carry out his or her duties in the best interests of the applicable Fund, the candidate’s ability to qualify as an Independent Director. When assessing a candidate for nomination, the Governance Committee considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of each Board.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review of the Advisory and Distribution Services Agreements. The Independent Directors Committee met two times during each Fund’s most recently completed fiscal year.

Meetings of the Governance Committee and the Independent Directors Committee may take place during executive sessions of Board meetings and may not be formally designated as Committee meetings.

Share Ownership and Compensation

The following table sets forth the dollar range of equity securities in each Portfolio beneficially owned by a Director, and on an aggregate basis, in all registered investment companies in the AB Fund Complex (as defined in “MANAGEMENT OF THE FUNDS – Manager” below) owned by each Director, if any, as of December 31, 2022.

54

Dollar Range of Equity Securities in the
Name	New York Municipal Portfolio	California Municipal Portfolio	Diversified Municipal Portfolio	Short Duration Portfolio	Intermediate Duration Portfolio
Interested Director:
Beata D. Kirr	None	None	Over $100,000	None	None
Independent Directors:
R. Jay Gerken	None	None	None	None	None
Jeffrey R. Holland	None	None	None	None	None
William Kristol	None	None	Over $100,000	None	None
Michelle McCloskey	None	None	None	None	None
Debra Perry	None	None	None	None	None
Donald K. Peterson	None	None	None	None	None

	Dollar Range of Equity Securities in the				Aggregate Dollar Range of Equity Securities in Registered Investment Companies Overseen by Director in AB Fund Complex
Name	Emerging Markets Portfolio	International Strategic Equities Portfolio	International Small Cap Portfolio	Small Cap Core Portfolio
Interested Director:
Beata D. Kirr	$10,001-$50,000	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000	Over $100,000
Independent Directors:
R. Jay Gerken	Over $100,000	Over $100,000	None	None	Over $100,000
Jeffrey R. Holland	$10,001-$50,000	$50,001-$100,000	$10,001-$50,000	None	Over $100,000
William Kristol	None	None	None	None	Over $100,000
Michelle McCloskey	$10,001-$50,000	$50,001-$100,000	None	None	Over $100,000
Debra Perry	None	None	None	None	Over $100,000
Donald K. Peterson	Over $100,000	None	None	None	Over $100,000

As of December 31, 2022, no Independent Director, nor any of their immediate family members, owned beneficially or of record any class of securities in the Manager or a Fund’s distributor or a person (other than a registered investment company) directly or indirectly “controlling,” “controlled by,” or “under common control with” (within the meaning of the 1940 Act) the Manager or a Fund’s distributor.

As of January 3, 2023, the Directors and officers of each Fund, as a group, owned less than one percent of the outstanding shares of the Portfolios.

Each Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered “interested persons” of the applicable Fund. The aggregate compensation paid to each of the Directors during the fiscal year ended September 30, 2022 by each Fund, the aggregate compensation paid to each of the Directors during the calendar year ended December 31, 2022 by the AB Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AB Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither Fund nor any other fund in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AB Fund Complex.

55

Name of Director	Aggregate Compensation from the SCB Fund	Aggregate Compensation from the Bernstein Fund	Total Compensation from the AB Fund Complex, Including the Funds	Total Number of Investment Companies in the AB Fund Complex, Including the Funds, as to which the Director is a Director or Trustee	Total Number of Investment Portfolios within the AB Fund Complex, Including the Funds, as to which the Director is a Director or Trustee
Interested Directors:
Beata D. Kirr	$0	$0	$0	3	17
Independent Directors:
R. Jay Gerken	$173,633	$78,538	$265,000	3	17
Jeffrey R. Holland	$156,939	$70,986	$240,000	3	17
William Kristol	$179,414	$81,269	$277,500	3	17
Michelle McCloskey	$156,939	$70,986	$240,000	3	17
Debra Perry	$204,533	$92,483	$315,000	3	17
Donald K. Peterson	$144,480	$65,234	$217,500	3	17

Officer Information – SCB Fund

Certain information concerning the SCB Fund’s officers is set forth below.

NAME, ADDRESS* AND YEAR OF BIRTH	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING LAST FIVE YEARS OR LONGER
Beata D. Kirr 1974	President	See biography above.

Caglasu Altunkopru 1972	Vice President	Senior Vice President of the Manager**, with which she has been associated since prior to 2018.

Stuart Rae 1965	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2018. He is also Chief Investment Officer – Asia-Pacific Value Equities.

Sergey Davalchenko 1975	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2018. He is also Chief Investment Officer -Emerging Markets Growth as of February 2022.

Terrance T. Hults 1966	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2018.

Michael Canter 1969	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2018. He is also the Director and Chief Investment Officer—Securitized Assets.

Nelson Yu 1971	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2018. Chief Investment Officer—Investment Sciences and Insights since 2021 and Head—Blend Strategies since 2017.

Daniel J. Loewy 1974	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2018. He is also Chief Investment Officer and Head—Multi-Asset Solutions and Chief Investment Officer—Dynamic Asset Allocation.

Alexander Barenboym 1971	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2018.

Matthew J. Norton 1983	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2018. He is also Chief Investment Officer – Municipal Bonds.

56

NAME, ADDRESS* AND YEAR OF BIRTH	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING LAST FIVE YEARS OR LONGER
Andrew D. Potter 1985	Vice President	Vice President of the Manager**, with which he has been associated since prior to 2018.

Daryl Clements 1967	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2018.

Nancy E. Hay 1972	Secretary	Vice President and Counsel of the Adviser, with which she has been associated since prior to 2018 and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**.

Michael B. Reyes 1976	Senior Vice President	Vice President of the Manager**, with which he has been associated since prior to 2018.

Joseph J. Mantineo 1959	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2018.

Phyllis J. Clarke 1961	Controller	Vice President of ABIS,** with which she has been associated since prior to 2018.

Jennifer Friedland 1974	Chief Compliance Officer	Vice President of the Manager** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and the ETF Funds since 2022). Before joining the Manager in 2020, she was Chief Compliance Officer at WestEnd Advisers, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s officers is c/o AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.
**	The Manager, ABIS and ABI are affiliates of the Fund.

Officer Information – Bernstein Fund

Certain information concerning the Bernstein Fund’s officers is set forth below.

NAME, ADDRESS,* AND YEAR OF BIRTH	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING LAST FIVE YEARS OR LONGER
Beata D. Kirr 1974	President	See above.

Peter Chocian 1972	Senior Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2018.

Nelson Yu 1971	Vice President	See above.

Andrew Birse 1978	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2018. He is also Chief Investment Officer—European Value Equities as of November 2022 and International Small Cap Equities since 2021.

Stuart Rae 1965	Vice President	See above.

Serdar Kalaycioglu 1977	Vice President	Senior Vice President and Director of Quantitative Research of the Manager**, with which he has been associated since prior to 2018.

57

NAME, ADDRESS,* AND YEAR OF BIRTH	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING LAST FIVE YEARS OR LONGER
Erik A. Turenchalk 1973	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2018.

Samantha S. Lau 1972	Vice President	Senior Vice President of the Manager**, with which she has been associated since prior to 2018. She is also Co-Chief Investment Officer – Small and SMID Cap Growth Equities.

Vivian Chen 1983	Vice President	Senior Vice President of the Manager**, with which she has been associated since prior to 2018.

Nancy E. Hay 1972	Secretary	See above.

Michael B. Reyes 1976	Senior Vice President	See above.

Joseph J. Mantineo 1959	Treasurer and Chief Financial Officer	See above.

Phyllis J. Clarke 1961	Controller	See above.

Jennifer Friedland 1974	Chief Compliance Officer	See above.

*	The address for each of the Fund’s officers is c/o AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.
**	The Manager, ABI and ABIS are affiliates of the Fund.

MANAGEMENT OF THE FUNDS

Manager. Each Fund’s investment manager is AllianceBernstein L.P., a Delaware limited partnership, with offices at 501 Commerce Street, Nashville, TN 37203.

The Manager is a leading global investment management firm supervising client accounts with assets as of September 30, 2022, totaling approximately $613 billion. The Manager provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

As of September 30, 2022, the ownership structure of the Manager, expressed as a percentage of general and limited partnership interests, was as follows:

Equitable Holdings, Inc. and its subsidiaries	62.8%
AllianceBernstein Holding L.P.	36.5%
Unaffiliated holders	0.7%

100%

Equitable Holdings, Inc. (formerly AXA Equitable Holdings, Inc.) (“EQH”) is a leading financial services company in the U.S. and is comprised of two well-established principal franchises, Equitable Financial Life Insurance Company and AllianceBernstein.

As of September 30, 2022, EQH owned approximately 4.0% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding L.P. (“AB Holding”). AllianceBernstein Corporation (an indirect wholly-owned subsidiary of EQH, “GP”) is the general partner of both AB Holding and the Manager. The GP owns 100,000 general partnership units in AB Holding and a 1% general partnership interest in the Manager.

58

Including both the general partnership and limited partnership interests in AB Holding and the Manager, EQH and its subsidiaries have an approximate 64.3% economic interest in the Manager as of September 30, 2022.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in EQH through an initial public offering. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of EQH.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Funds’ investment advisory agreements. In order to ensure that investment advisory services could continue uninterrupted in the event of a Change of Control Event, the Boards previously approved new investment advisory agreements with the Adviser, and shareholders of the Funds subsequently approved the new investment advisory agreements. These agreements became effective on November 13, 2019.

Subject to the general oversight of the applicable Board, and in conformity with the stated policies of each of the Portfolios, AB manages the investment of each Portfolio’s assets. AB makes investment decisions for each Portfolio and places purchase and sale orders. The services of AB are not exclusive under the terms of the applicable Fund’s investment management agreement, with respect to each Portfolio (“Management Agreement”); AB is free to render similar services to others.

AB has authorized those of its directors, officers or employees who are elected as directors or officers of each Fund to serve in the capacities in which they are elected. All services furnished by the Manager under the Management Agreement may be furnished through the medium of any such directors, officers or employees of the Manager. In connection with the provision of its services under the Management Agreement, the Manager bears various expenses, including the salaries and expenses of all personnel, except the fees and expenses of directors not affiliated with the Manager.

Each Portfolio pays the Manager for the services performed on behalf of that Portfolio, as well as for the services performed on behalf of the Fund as a whole. The fee is computed daily and paid monthly at the annual rates set forth below:

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Short Duration Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

Intermediate Duration Portfolio	0.45% of the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion

International Strategic Equities Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion ; 0.60% of assets in excess of $5 billion

International Small Cap Portfolio	1.00% of assets

Small Cap Core Portfolio	0.80% of assets

59

Expense Limitations. The Manager has contractually agreed to waive its management fees and/or to bear expenses of the Portfolios through January 28, 2024 to the extent necessary to prevent total Portfolio operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any registered funds advised by the Manager (“AB Mutual Funds”) in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annualized basis, from exceeding the following percentage of the applicable Portfolio’s average daily net assets:

Portfolio	Expense Limitation
International Small Cap Portfolio
Class Z	1.10%
Small Cap Core Portfolio
Class Z	1.05%

To the extent a Portfolio invests in AB Government Money Market Portfolio, the Manager has contractually agreed to waive its management fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the AB Government Money Market Portfolio’s effective management fee. This agreement will remain in effect until January 28, 2024 and may only be terminated or changed with the consent of the Portfolio’s Board of Directors. In addition, this agreement will be automatically extended for one-year terms unless the Manager provides notice of termination to the Portfolio at least 60 days prior to the end of the period. For the year ended September 30, 2022, such waiver amounted to:

Portfolio	Amount
AB Emerging Markets Portfolio	$18,514
International Strategic Equities Portfolio	$158,787

Portfolio	Amount
International Small Cap Portfolio	$17,147
Small Cap Core Portfolio	$4,605

The table below indicates the investment management fees accrued or paid by the Portfolios to the Manager for the fiscal years ended September 30, 2020, September 30, 2021 and September 30, 2022:

	Management Fee for the Fiscal Years Ended September 30,
Portfolio	2020	2021	2022
New York Municipal Portfolio	$7,273,255	$7,318,346	$6,778,018
California Municipal Portfolio	$5,593,006	$5,795,740	$5,266,658
Diversified Municipal Portfolio	$21,617,562	$22,456,407	$21,822,225
Short Duration Portfolio	$853,466	$925,450	$913,674
Intermediate Duration Portfolio	$15,263,075	$16,529,703	$15,421,685

	Management Fee for the Fiscal Years Ended September 30,
Portfolio	2020	2021	2022
Emerging Markets Portfolio	$12,006,069	$13,994,139	$12,527,961
International Strategic Equities Portfolio	$28,710,508	$54,361,096	$55,669,408
International Small Cap Portfolio	$12,016,341	$14,478,154	$13,384,393
Small Cap Core Portfolio	$7,035,730	$6,818,808	$6,283,890

Each Management Agreement provides that the Manager shall not be liable to the applicable Fund or the Portfolios for any error of judgment by the Manager or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund or the Portfolios, except in the case of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of obligations and duties under the Management Agreement.

60

SCB Fund. Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Fund, including: (i) the fees payable to the Manager under the Management Agreement; (ii) the fees and expenses of Directors who are not affiliated with the Manager; (iii) the fees and expenses of the Fund’s custodian (the “Custodian”); (iv) the fees and expenses of calculating yield and/or performance pursuant to any independent servicing agreement; (v) the charges and expenses of legal counsel and independent auditors; (vi) all taxes and corporate fees payable to governmental agencies; (vii) the fees of any trade association of which the Fund is a member; (viii) reimbursement of each Portfolio’s share of the organization expenses of the Fund; (ix) the fees and expenses involved in registering and maintaining registration of the Fund and the Portfolios’ shares with the SEC, registering the Fund as a broker or dealer and qualifying the shares of the Portfolios under state securities laws, including the preparation and printing of the registration statements and prospectuses for such purposes, allocable communications expenses with respect to investor services, all expenses of shareholders’ and Board meetings and preparing, printing and mailing proxies, prospectuses and reports to shareholders; (x) brokers’ commissions, dealers’ markups, and any issue or transfer taxes chargeable in connection with the Portfolios’ securities transactions; (xi) the cost of stock certificates representing shares of the Portfolios; (xii) insurance expenses, including but not limited to, the cost of a fidelity bond, directors’ and officers’ insurance, and errors and omissions insurance; and (xiii) litigation and indemnification expenses, expenses incurred in connection with mergers, and other extraordinary expenses not incurred in the ordinary course of the Portfolios’ business.

The Management Agreement with SCB Fund provides that if at any time the Manager shall cease to act as investment adviser to any Portfolio or to the SCB Fund, the SCB Fund shall take all steps necessary under corporate law to change its corporate name to delete the reference to Sanford C. Bernstein and shall thereafter refrain from using such name with reference to the SCB Fund.

Bernstein Fund. Except as indicated above, each Portfolio is responsible for the payment of its expenses and an allocable share of the common expenses of the Bernstein Fund, including: (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments (including, without limitation, security settlement costs); (iii) calculating a Portfolio’s NAV (including the cost and expenses of any independent valuation firm, or agent or service provider of the Fund (including, without limitation, Fund administrators, custodians and pricing services)); (iv) interest payable on debt and dividends and distributions on stock, as applicable, if any, incurred to finance the Portfolio’s investments; (v) custodian, registrar and transfer agent fees and fees and expenses of other service providers; (vi) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; fees and expenses of the Fund’s directors who are not “interested persons” of the Manager; (vii) the cost of office facilities as described in the Management Agreement; (viii) legal and audit expenses; (ix) fees and expenses related to the registration and qualification of a Portfolio and the Portfolio’s shares for distribution under state and federal securities laws; (x) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolios; (xi) all other expenses incidental to holding meetings of the Portfolios’ shareholders, including proxy solicitations therefor; (xii) insurance premiums for fidelity bond and other insurance coverage; (xiii) investment management fees; (xiv) the fees of any trade association of which the Fund is a member; (xv) expenses of filing, printing and mailing prospectuses and supplements thereto to shareholders of the Portfolios; (xvi) expenses related to the engagement of any third-party professionals, consultants, experts or specialists hired to perform work in respect of the Fund or the Portfolios; (xvii) all other expenses incurred by the Fund or the Portfolios in connection with administering the business of the Fund or the Portfolios, including each Portfolio’s allocable portion of the cost of the Fund’s legal, compliance, administrative and accounting personnel, and their respective staffs; (xviii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and legal obligations that the Fund may have to indemnify the Fund’s directors, officers and/or employees or agents with respect to these actions, suits or proceedings; (xix) organizational expenses of the Fund and the Portfolios; and (xx) the costs, fees and expenses otherwise stated in the Management Agreement as applicable to the Fund or the Portfolios.

At the request of the Bernstein Fund, the Manager or its affiliates will perform (or delegate, oversee, or arrange for, the performance of) certain administrative, legal, compliance, recordkeeping and other services necessary for the operation of the Fund and the Portfolios not otherwise provided by other Fund service providers. The Management Agreement provides for reimbursement to the Manager or its affiliates for the costs and expenses (other than compensation of the employees of the Manager acting in its capacity as investment adviser) incurred by the Manager or its affiliates, if any, in performing the services and providing the facilities contemplated in the Management Agreement, including, but not limited to, direct costs and expenses of the services, including, without limitation, the cost of systems necessary for the operations of the Fund (including, but not limited to, application licensing, development and maintenance, data licensing and reporting); secretarial and other staff; printing, mailing, long distance telephone, copying; each Portfolio’s allocable portion of the Manager’s or its affiliate’s overhead in performing its obligations under the Management Agreement, including, without limitation, rent and the allocable portion of the cost, if any, of the Fund’s legal, compliance, administrative and accounting personnel, and their respective staffs.

SCB Fund and Bernstein Fund. Each Management Agreement provides that it will terminate automatically if assigned and that it may be terminated without penalty by any Portfolio (by vote of the directors or by a vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other Portfolio of the Fund) on not less than 30 days’ written notice with respect

61

to the SCB Fund, or 60 days’ written notice with respect to Bernstein Fund. Each Management Agreement also provides that it will continue for more than the first two years only if such continuance is annually approved in the manner required by the 1940 Act and the Manager shall not have notified the Fund that it does not desire such continuance. Most recently, continuance of each Management Agreement for an additional annual period was approved by a vote of the applicable Board, including a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party, at a meeting held on October 26-27, 2022.

Certain other clients of the Manager may have investment objectives and policies similar to that of the Portfolios. The Manager may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by the Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Manager to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Manager to the accounts involved, including the Portfolios. When two or more of the Manager’s clients (including the Portfolios) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions are averaged as to price. The shares are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the shares over time.

The Manager acts as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AB Active ETFs, Inc., AB Bond Fund, Inc., AB Cap Fund, Inc., AB Corporate Shares, AB Core Opportunities Fund, Inc., AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Relative Value Fund, Inc., AB Sustainable Global Thematic Fund, Inc., AB Sustainable International Thematic Fund, Inc., AB Trust, AB Variable Products Series Fund, Inc., Bernstein Fund, Inc. Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc. and The AB Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AB Multi-Manager Alternative Fund and AllianceBernstein National Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Manager serves as investment adviser are referred to herein as the “AB Fund Complex” while all of these investment companies, except Bernstein Fund, Inc., Sanford C. Bernstein Fund, Inc., and AB Multi-Manager Alternative Fund, are referred to collectively below as the “AB Funds”.

Additional Information Regarding Accounts Managed by Portfolio Managers

As of September 30, 2022, the Manager’s employees had approximately $0 invested in shares of the SCB Fund, $272,353 invested in shares of the Bernstein Fund and $29,704,100 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

Sanford C. Bernstein Fund, Inc.

•	Emerging Markets Portfolio

The management of and investment decisions for the Emerging Markets Portfolio are made by the Emerging Markets Team. The investment professionals1 with the most significant responsibility for the day-to-day management of the Emerging Markets Portfolio are: Sergey Davalchenko, Stuart Rae and Nelson Yu. For additional information about the portfolio management of the Portfolios, see “Management of the Portfolios” in the Prospectus.

Except as set forth below, the aforementioned individuals did not own shares in the Emerging Markets Portfolio’s securities as of September 30, 2022.

Emerging Markets Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Sergey Davalchenko	$100,001—$500,000
Nelson Yu	$100,001—$500,000

The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Emerging Markets Portfolio’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2022.

[1]

Investment professionals at AB include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

62

Emerging Markets Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Sergey Davalchenko	4	$72	None	None
Stuart Rae	12	$6,787	None	None
Nelson Yu	7	$2,275	None	None

Emerging Markets Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Sergey Davalchenko	6	$711	None	None
Stuart Rae	23	$2,033	2	$335
Nelson Yu	30	$43,075	None	None

Emerging Markets Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Sergey Davalchenko	1	$19	1	$19
Stuart Rae	17	$4,104	1	$70
Nelson Yu	18	$13,105	None	None

Sanford C. Bernstein Fund, Inc.

•	New York Municipal Portfolio

•	California Municipal Portfolio

•	Diversified Municipal Portfolio

The management of and investment decisions for the Portfolios are made by the Municipal Bond Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Portfolios are: Daryl Clements, Terrance T. Hults, Matthew J. Norton and Andrew D. Potter. For additional information about the portfolio management of each Portfolio, see “Management of the Portfolios” in the Prospectus.

63

Except as set forth below, the aforementioned individuals did not own shares in the Portfolios’ securities as of September 30, 2022.

New York Municipal Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Terrance T. Hults	$10,001—$50,000
Mathew J. Norton	$1—$10,000

The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios’ portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2022.

New York Municipal Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Daryl Clements	30	$20,773	None	None
Terrance T. Hults	30	$20,773	None	None
Matthew J. Norton	30	$20,773	None	None
Andrew D. Potter	30	$20,773	None	None

California Municipal Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Daryl Clements	30	$21,112	None	None
Terrance T. Hults	30	$21,112	None	None
Matthew J. Norton	30	$21,112	None	None
Andrew D. Potter	30	$21,112	None	None

64

Diversified Municipal Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Daryl Clements	30	$17,821	None	None
Terrance T. Hults	30	$17,821	None	None
Matthew J. Norton	30	$17,821	None	None
Andrew D. Potter	30	$17,821	None	None

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Daryl Clements	11	$6,273	None	None
Terrance T. Hults	11	$6,273	None	None
Matthew J. Norton	11	$6,273	None	None
Andrew D. Potter	11	$6,273	None	None

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Daryl Clements	8,124	$23,735	3	$162
Terrance T. Hults	8,124	$23,735	3	$162
Matthew J. Norton	8,124	$23,735	3	$162
Andrew D. Potter	8,124	$23,735	3	$162

Short Duration Portfolio

The management of and investment decisions for the Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Portfolio are: Michael Canter and Janaki Rao. For additional information about the portfolio management of the Portfolio, see “Management of the Portfolios” in the Prospectus.

65

The aforementioned individuals did not own shares in the Portfolio’s securities as of September 30, 2022.

The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolio’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2022.

Short Duration Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Michael Canter	23	$8,894	None	None
Janaki Rao	23	$8,894	None	None

Short Duration Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Michael Canter	33	$3,087	None	None
Janaki Rao	27	$912	None	None

Short Duration Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Michael Canter	66	$8,598	3	$652
Janaki Rao	65	$8,237	2	$291

Intermediate Duration Portfolio

The management of and investment decisions for the Portfolio are made by the U.S. Investment Grade: Core Fixed Income Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Portfolio are: Michael Canter and Janaki Rao. For additional information about the portfolio management of the Portfolio, see “Management of the Portfolio” in the Prospectus.

Intermediate Duration Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Janaki Rao	$1-$10,000

66

The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolio’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2022.

Intermediate Duration Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Michael Canter	23	$6,126	None	None
Janaki Rao	23	$6,126	None	None

Intermediate Duration Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Michael Canter	33	$3,087	None	None
Janaki Rao	27	$912	None	None

Intermediate Duration Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Michael Canter	66	$8,598	3	$652
Janaki Rao	65	$8,237	2	$291

Bernstein Fund, Inc.

•	International Strategic Equities Portfolio

•	International Small Cap Portfolio

•	Small Cap Core Portfolio

The management of and investment decisions for the International Strategic Equities Portfolio are made by senior portfolio managers. The investment professionals with the most significant responsibility for the day-to-day management of the Portfolio are: Vivian Chen and Stuart Rae. For additional information about the portfolio management of the Portfolios, see “Management of the Portfolios” in the Prospectus.

67

The management of and investment decisions for the International Small Cap Portfolio are made by senior portfolio managers. The investment professionals with the most significant responsibility for the day-to-day management of the Portfolio are: Andrew Birse, Peter Chocian and Nelson Yu. For additional information about the portfolio management of the Portfolios, see “Management of the Portfolios” in the Prospectus.

The management of and investment decisions for the Small Cap Core Portfolio are made by senior portfolio managers. The investment professionals with the most significant responsibility for the day-to-day management of the Portfolio are: Serdar Kalaycioglu, Samantha Lau and Erik A. Turenchalk. For additional information about the portfolio management of the Portfolios, see “Management of the Portfolios” in the Prospectus.

Except as set forth below, the aforementioned individuals did not own shares in the Portfolios’ securities as of September 30, 2022.

International Small Cap Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Nelson Yu	$10,001—$50,000

Small Cap Core Portfolio	DOLLAR RANGE OF EQUITY SECURITIES IN THE PORTFOLIO
Serdar Kalaycioglu	$50,001—$100,000
Samantha Lau	$50,001—$100,000
Erik A. Turenchalk	$50,001-$100,000

The following tables provide information regarding other registered investment companies, other pooled investment vehicles and other accounts over which the Portfolios’ portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2022.

International Strategic Equities Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Vivian Chen	5	$609	None	None
Stuart Rae	11	$6,715	None	None

International Small Cap Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Andrew Birse	5	$222	None	None
Peter Chocian	None	None	None	None
Nelson Yu	10	$3,146	None	None

68

Small Cap Core Portfolio

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed (in millions)	Number of Registered Investment Companies Managed with Performance- based Fees	Total Assets of Registered Investment Companies Managed with Performance- based Fees (in millions)
Serdar Kalaycioglu	17	$6,370	None	None
Samantha Lau	12	$8,052	None	None
Erik A. Turenchalk	17	$6,370	None	None

International Strategic Equities Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Vivian Chen	4	$182	None	None
Stuart Rae	16	$1,774	None	None

International Small Cap Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Andrew Birse	12	$1,691	None	None
Peter Chocian	None	None	None	None
Nelson Yu	30	$43,075	None	None

69

Small Cap Core Portfolio

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed (in millions)	Number of Pooled Investment Vehicles Managed with Performance- based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance- based Fees (in millions)
Serdar Kalaycioglu	36	$1,352	None	None
Samantha Lau	33	$819	None	None
Erik A. Turenchalk	36	$1,352	None	None

International Strategic Equities Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Vivian Chen	7	$1,855	2	$1,524
Stuart Rae	12	$3,121	1	$70

International Small Cap Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Andrew Birse	14	$3,443	2	$1,524
Peter Chocian	None	None	None	None
Nelson Yu	18	$13,105	None	None

Small Cap Core Portfolio

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed (in millions)	Number of Other Accounts Managed with Performance- based Fees	Total Assets of Other Accounts with Performance- based Fees (in millions)
Serdar Kalaycioglu	52	$2,557	2	$306
Samantha Lau	20	$2,067	2	$511
Erik A. Turenchalk	52	$2,557	2	$306

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, the Manager owes its clients and shareholders an undivided duty of loyalty. The Manager recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-

mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Manager places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

70

Employee Personal Trading. The Manager has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Manager own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Manager permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain portfolios managed by the Manager. The Manager’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Manager. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds other than funds advised by the Manager) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Manager has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Manager’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for clients of the Manager and is generally not tied specifically to the performance of any particular client’s account, nor is it generally tied directly to the level or change in level of assets under management.
Allocating Investment Opportunities and Order Aggregation. The investment professionals at the Manager routinely are required to select and allocate investment opportunities among accounts. The Manager has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Generally, all orders in the same security are aggregated in each trading system by the Manager to facilitate best execution and to reduce overall trading costs. Executions for aggregated orders with the same executing broker are combined to determine one average price. The securities are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the securities over time. When the liquidity in a market is not sufficient to fill all client orders, the Manager may give priority to certain orders over others. This prioritization is based on objective factors driving the order. Under such circumstances, the Manager aggregates orders by these factors and subjects each aggregated order to the trade allocation algorithms discussed above. The factors used, in order of priority, are (1) correction of guideline breaches; (2) avoidance of guideline breaches; (3) investing significant new funding and completing tax strategy implementations; (4) investing in services that focus on specific financial instruments or market sectors; (5) avoidance of tracking error on the service/product level; and (6) portfolio rebalancing and optimization. Separate orders with the same priority may be traded using a rotational process that is fair and objective.

The Manager may not require orders in the same security from different managers to be aggregated where one manager’s investment strategy requires rapid trade execution, provided the Manager believes that disaggregation will not materially impact other client orders. Certain other clients of the Manager have investment objectives and policies similar to those of a Portfolio. The Manager may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a purchase or sale thereof by one or more Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or the quantity of securities available at a particular price. It is the policy of the Manager to allocate advisory

71

recommendations and the placing of orders in a manner that is deemed equitable by the Manager to the accounts involved, including the Portfolios. When two or more of the clients of the Manager (including a Portfolio) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions are averaged as to price. The shares are then allocated to participating accounts using automated algorithms designed to achieve a fair, equitable and objective distribution of the shares over time.

The Manager’s procedures are also designed to address potential conflicts of interest that may arise when the Manager has a particular financial incentive, such as a performance-based management fee, relating to an account. The Manager is conscious of these potential conflicts. When the Manager is providing fiduciary services, the goal of the Manager’s policies and procedures is to act in good faith and to treat all client accounts in a fair and equitable manner over time, regardless of their strategy, fee arrangements or the influence of their owners or beneficiaries.

Portfolio Manager Compensation

The Manager’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Manager’s clients, including the Portfolios. The Manager also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to the Manager’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Manager. On an annual basis, the Manager endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Portfolios do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Manager emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Manager.

NET ASSET VALUE

The NAV of each Portfolio is calculated at the close of regular trading on any day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. A Portfolio’s NAV is calculated by dividing the value of the Portfolio’s total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.

The following describes the typical methods for valuing investments commonly held by the Portfolios:

Portfolio securities are valued at market value or, if market quotations are not readily available or are unreliable, at fair value as determined in accordance with applicable rules under the 1940 Act and the Portfolios’ pricing policies and procedures. Pursuant to Rule 2a-5 under the 1940 Act, each Portfolio’s Board has appointed the Manager as the valuation designee (“Valuation

72

Designee”) with responsibility for performing all fair valuations of the Portfolio’s portfolio investments, subject to the Board’s oversight. The Manager has established a valuation committee of senior officers and employees to fulfill its responsibilities as each Portfolio’s Valuation Designee, which operates under policies and procedures approved by the Portfolio’s Board to value the Portfolio’s assets.

Equity securities listed on the Exchange or another national exchange (other than securities listed on the Nasdaq Stock Exchange (“NASDAQ”)), are valued at their last sale prices reflected on the consolidated tape at the close of the exchange. Securities listed and trading on the NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on the relevant business day, closing prices provided by the exchange, last trade prices from other exchanges, other trade prices available or prices derived through application of fair value methodologies may be used to value the securities. OTC equity securities trading on “Pink Sheets” are valued at the mid-level between current bid and asked prices. If mid-prices are not available, securities will be valued at bid prices. The Valuation Designee may fair value international equity securities in Portfolios that are valued as of 4:00 p.m. Eastern Time. Fair valuing such securities seeks to align closing prices on foreign markets that close prior to 4:00 p.m. Eastern Time with closing prices on U.S. Markets.

Fixed-income instruments are typically valued on the basis of bid prices provided by an approved pricing service when the Valuation Designee reasonably believes that such prices reflect the fair value of the instrument. The market convention may be to use the mid-price between bid and offer in certain markets, and fixed-income instruments may be valued on the basis of the mid-prices when such prices reflect the convention of the particular markets. If the Valuation Designee determines that an appropriate pricing vendor does not exist for a fixed-income instrument, the Valuation Designee may use broker quotations consistent with the manner in which the instruments are quoted and traded.

The fair value of listed derivatives and OTC derivatives is determined with market models and inputs sourced from market data providers. Fair value is determined based on the terms of the instruments and with inputs as of the valuation date. Indicative broker quotations and/or values provided by counterparties may be used if an instrument is not easily modeled and pricing vendors are not able to price the instrument.

When making a fair value determination, the Manager may take into account any factors it deems appropriate. The Manager may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used to calculate NAV may differ from quoted or published prices for the same securities. Making a fair value determination involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Manager expects to make fair value determinations for securities primarily traded on U.S. exchanges under certain circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Manager makes fair value determinations routinely for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before each Portfolio ordinarily values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolios believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Manager routinely values many of a Portfolio’s foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

The Board may suspend the determination of a Portfolio’s NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, if the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

For purposes of determining a Portfolio’s NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

The assets attributable to the Class A shares, Class C shares, Class Z shares and Advisor Class shares are invested together in a single portfolio. The NAV of each class is determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of plans adopted by the Portfolios in accordance with Rule 18f-3 under the 1940 Act.

73

EXPENSES OF THE FUNDS

Distribution Services Agreement

Each Fund has entered into a Distribution Services Agreement (the “Agreement”) with ABI, each Fund’s principal underwriter (the “Principal Underwriter”), to permit the Principal Underwriter to distribute the Portfolios’ Class A and Class C shares, as applicable, and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of the Portfolios’ Class A and Class C shares in accordance with a plan of distribution which is included in the Agreement and which has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the “Rule 12b-1 Plan”). Advisor Class shares and Class Z shares are not subject to Rule 12b-1 asset-based sales charges.

During the fiscal year ended September 30, 2022, the New York Municipal Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $263,321, $161,324 and $758,203, respectively, which constituted approximately 0.25%, 0.25% and 0.25% of each Portfolio’s aggregate average daily net assets attributable to Class A shares during the period. For the New York Municipal Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio, $113,817, $104,461 and $382,865, respectively, were used to offset the distribution services fees paid in prior years.

For the fiscal year ended September 30, 2022, the Short Duration Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $38,992 (of which $16,186 was waived by the distributor), which constituted approximately 0.15% of the Portfolio’s aggregate average daily net assets attributable to Class A shares during the period. The Manager made payments from its own resources as described above aggregating $28,510.

For the fiscal year ended September 30, 2022, the Intermediate Duration Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $1,866 which constituted approximately 0.25% of the Portfolio’s aggregate average daily net assets attributable to Class A shares during the period. The Manager made payments from its own resources as described above aggregating $1,413.

For the fiscal year ended September 30, 2022, expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class A shares were as follows:

Category of Expense	New York Municipal Portfolio	California Municipal Portfolio	Diversified Municipal Portfolio	Short Duration Portfolio	Intermediate Duration Portfolio
Advertising/Marketing	$3,929	$2,400	$11,242	$618	$28
Printing and Mailing of Prospectuses, Semi-Annual, Annual Reports to Persons Other than Current Shareholders	$901	$550	$2,588	$141	$6
Compensation to ABI	$268,287	$203,466	$1,004,876	$38,885	$1,939
Compensation to Broker-Dealers and Other Financial Intermediaries (excluding ABI)	$62,138	$38,084	$179,292	$9,309	$1,012
Compensation to Sales Personnel	$33,764	$20,291	$110,139	$5,134	$238
Interest, Carrying or Other Financing Charges	$—	$—	$—	$—	$—
Other (includes printing of sales literature, travel, entertainment, due diligence and other promotional expenses)	$8,119	$4,965	$23,308	$1,247	$56
Totals	$377,138	$269,756	$1,331,445	$55,334	$3,279

During the fiscal year ended September 30, 2022, the New York Municipal Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $73,928, $43,755 and $157,720, respectively, which constituted approximately 1.00%, 1.00% and 1.00% of each Portfolio’s aggregate average daily net assets attributable to Class C shares during the period. For the New York Municipal Portfolio, California Municipal Portfolio and Diversified Municipal Portfolio, $5,281, $7,679 and $4,759, respectively, were used to offset the distribution services paid in prior years.

For the fiscal year ended September 30, 2022, the Short Duration Portfolio paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $9,750 (of which $7,684 was waived by the distributor), which constituted approximately 0.21% of the Portfolio’s aggregate average daily net assets attributable to Class C shares during the period, and the Manager made payments from its own resources as described above aggregating $3,521.

74

For the fiscal year ended September 30, 2022, expenses incurred by each Portfolio and costs allocated to each Portfolio in connection with activities primarily intended to result in the sale of Class C shares were as follows:

Category of Expense	New York Municipal Portfolio	California Municipal Portfolio	Diversified Municipal Portfolio	Short Duration Portfolio
Advertising	$275	$162	$588	$42
Printing and Mailing of Prospectuses to Persons Other than Current Shareholders	$63	$38	$135	$10
Compensation to ABI	$71,704	$37,188	$150,407	$4,649
Compensation to Broker-Dealers and Other Financial Intermediaries (excluding ABI)	$4,378	$2,588	$9,311	$603
Compensation to Sales Personnel	$2,400	$1,520	$5,149	$324
Interest, Carrying or Other Financing Charges	$—	$—	$—	$—
Other (includes printing of sales literature, travel, entertainment, due diligence and other promotional expenses)	$566	$337	$1,213	$82
Totals	$79,386	$41,833	$166,803	$5,710

Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Portfolios as accrued. The distribution services fees attributable to the Class C shares are designed to permit an investor to purchase such shares through broker-dealers or other financial intermediaries without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge (“CDSC”) and distribution services fee on the Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Portfolios’ shares.

With respect to Class A shares of the Portfolios, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Portfolios in subsequent fiscal years. ABI’s compensation with respect to Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

Unreimbursed distribution expenses incurred as of September 30, 2022, and carried over for reimbursement in future years in respect of the Class C shares for the Portfolios were, as of that time, as follows:

Amount of Unreimbursed Distribution Expenses Carried Over (as a percentage of the Class’s net assets)

	Class C
New York Municipal Portfolio	$2,418,480	43.86%
California Municipal Portfolio	$1,333,599	36.52%
Diversified Municipal Portfolio	$3,271,259	24.10%
Short Duration Portfolio	$1,035,786	80.09%

The Rule 12b-1 Plan is in compliance with rules of the Financial Industry Regulatory Authority (“FINRA”), which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to 0.75% and 0.25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

In approving the Rule 12b-1 Plan, the Directors of each Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Portfolios and their shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

75

The Manager may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

The Rule 12b-1 Plan will continue in effect with respect to each Portfolio and each class of shares thereof for successive one-year periods provided that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Rule 12b-1 Plan or interested persons, as defined in the 1940 Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto (“Qualified Directors”). Most recently the Directors approved the continuance of the Rule 12b-1 Plan for another annual term at a meeting held on October 26-27, 2022.

All material amendments to the Rule 12b-1 Plan will become effective only upon approval as provided in the preceding paragraph, and the Rule 12b-1 Plan may not be amended in order to increase materially the costs that the Portfolio may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Portfolio or the class or classes of the Portfolio affected. The Agreement may be terminated (a) by the Portfolio without penalty at any time by a majority vote of the holders of the Fund’s outstanding voting securities, voting separately by class, or by a majority vote of the Qualified Directors or (b) by the Principal Underwriter. To terminate the Rule 12b-1 Plan or Agreement, any party must give the other parties 60 days’ written notice except that a Fund may terminate the Plan without giving prior notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment. The Rule 12b-1 Plan is of a type known as a “reimbursement plan”, which means that it reimburses the distributor for the actual costs of services rendered.

In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by any of the Portfolios to the Principal Underwriter with respect to that class and (ii) the Portfolios would not be obligated to pay the Principal Underwriter for any amounts expended under the Rule 12b-1 Plan not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement

ABIS, an indirect wholly-owned subsidiary of the Manager located at 8000 IH 10 W, 13th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares and Class C shares of each of the Portfolios, the Class Z shares of the Intermediate Duration Portfolio, the Emerging Markets Portfolio, the Diversified Municipal Portfolio, the International Strategic Equities Portfolio, the International Small Cap Portfolio and the Small Cap Core Portfolio and the Advisor Class shares of the Intermediate Duration Portfolio, the New York Municipal Portfolio, the California Municipal Portfolio and the Diversified Municipal Portfolio, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class C shares may be higher than the transfer agency fee with respect to the Class A and Advisor Class shares, reflecting the additional costs associated with the Class C CDSCs. For the fiscal year ended September 30, 2022, the New York Municipal Portfolio, the California Municipal Portfolio and the Diversified Municipal Portfolio paid ABIS $19,121, $18,043 and $161,109 respectively, pursuant to the Transfer Agency Agreement. The Short Duration Portfolio and the Intermediate Duration Portfolio paid ABIS $17,723 and $17,985, respectively, pursuant to the Transfer Agency Agreement. The Emerging Markets Portfolio paid ABIS $39,644 pursuant to the Transfer Agency Agreement. The International Strategic Equities Portfolio, the International Small Cap Portfolio and the Small Cap Core Portfolio paid ABIS $596,879, $226,522 and $212,569, respectively, pursuant to the Transfer Agency Agreement.

ABIS acts as the transfer agent for each Portfolio. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

Many Portfolio shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives (“financial intermediaries”) for the benefit of their customers. In those cases, the Portfolios often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Retirement plans may also hold Portfolio shares in the name of the plan, rather than the participant. Financial intermediaries and recordkeepers, who may have affiliated financial intermediaries who sell shares of the AB Mutual Funds, may be paid by a Portfolio, the Manager, ABI and ABIS (i) account fees in amounts up to $19 per account per annum, (ii) asset-based fees of up to 0.25% (except in respect of a limited number of intermediaries) per annum of the average daily assets held through the intermediary, or (iii) a combination of both. These amounts include fees for shareholder servicing, sub-transfer agency, sub-accounting and recordkeeping services. These amounts do not include fees for shareholder servicing that may be paid separately by the Portfolio pursuant to its Rule 12b-1 plan. Amounts paid by a Portfolio for these services are included in “Other Expenses” under “Fees and Expenses of the Portfolio” in the Summary Information section of the Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Manager or ABI for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

76

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

CODE OF ETHICS AND PROXY VOTING POLICIES AND PROCEDURES

Each Fund, the Manager and the Principal Underwriter have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by each Fund.

Each Fund has adopted the Manager’s proxy voting policies and procedures. The Manager’s proxy voting policies and procedures are attached as Appendix B.

Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Funds’ website at www.alliancebernstein.com; or both; and (2) on the SEC’s website at www.sec.gov.

PURCHASE OF SHARES

The following information supplements that set forth in the Portfolios’ Prospectus under the heading “Investing in the Portfolios.”

General

Shares of each Portfolio are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase (“Class A shares”), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC (“Class C shares”), to investors eligible to purchase Class Z shares of a particular Portfolio, without any initial sales charge or CDSC (the “Class Z shares”) or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC (the “Advisor Class shares”), in each case as described below. All of the classes of shares of each Portfolio, except the Class Z and Advisor Class shares (to the extent offered by a Portfolio), are subject to Rule 12b-1 asset-based sales charges. Shares of each Portfolio that are offered subject to a sales charge are offered through (i) investment dealers that are members of FINRA and have entered into selected dealer agreements with the Principal Underwriter (“selected dealers”), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with the Principal Underwriter (“selected agents”) and (iii) the Principal Underwriter.

Investors may purchase shares of a Portfolio either through financial intermediaries or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. Each Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Portfolios’ shares may receive differing compensation for selling different classes of shares.

In order to open your account, the applicable Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If a Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Right to Restrict, Reject or Cancel Purchase and Exchange Orders. Each Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase order for any reason, including any purchase order accepted by any shareholder’s financial intermediary. In the event that any Portfolio rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

77

Risks Associated With Excessive or Short-Term Trading Generally. While the Portfolios will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Portfolio to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Portfolio may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

A Portfolio that invests significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Portfolio calculates its NAV at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Portfolio share prices that are based on closing prices of securities of foreign issuers established some time before a Portfolio calculates its own share price (referred to as “time zone arbitrage”). The Portfolios have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its NAV. While there is no assurance, each Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder’s ability to engage in time zone arbitrage to the detriment of other Portfolio shareholders. NAV may be calculated at such other time as the Board of each Fund determines in its discretion.

A shareholder engaging in a short-term trading strategy may also target a fund irrespective of its investments in securities of foreign issuers. Any Portfolio that invests in securities that are, among other things, thinly traded, traded infrequently, or lack liquidity, has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as “price arbitrage”). All funds may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Portfolios should be made for investment purposes only. Each Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Portfolio shares. Each Fund will seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Portfolios’ ability to monitor, purchase, sale and exchange activity. Each Fund, the Manager, ABI and ABIS each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

•

Transaction Surveillance Procedures. Each Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing transactions in Portfolio shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Portfolio shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third-party authority to buy and sell Portfolio shares, the Portfolios may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

•

Account Blocking Procedures. If a Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Fund will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or “blocking” future purchase or exchange activity. However, sales of Portfolio shares back to a

78

Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio’s current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable, or adverse tax consequences may result, the shareholder may be “locked” into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

•

Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant’s privilege to effect transactions in Portfolio shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive or short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of a Fund and its agents to detect excessive or short duration trading in Portfolio shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Portfolio shares attributable to a particular investor who effects purchase and/or exchange activity in Portfolio shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Portfolio shares.

Purchase of Shares. Each Fund reserves the right to suspend the sale of a Portfolio’s shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of Portfolio shares, shareholders will not be able to acquire those shares, including through an exchange.

The public offering price of shares of each Portfolio is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which a Portfolio invests might materially affect the value of Portfolio shares, the NAV is computed as of the next close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) by dividing the value of the Portfolio’s total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

The respective NAVs of the various classes of shares of each Portfolio are expected to be substantially the same. However, the NAVs of the Class C shares will generally be slightly lower than the NAVs of the Class A, Class Z and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to Class C shares.

Each Fund will accept unconditional orders for shares of each Portfolio to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by the transfer agent prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the applicable Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day’s NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading. NAV may be calculated at such other time as the applicable Board of the Portfolio determines in its discretion.

Each Fund may, at its sole option, accept securities as payment for shares of a Portfolio if the Manager believes that the securities are appropriate investments for the Portfolio. The securities are valued by the method described under “Net Asset Value” below as of the date each Fund receives the securities and corresponding documentation necessary to transfer the securities to the Portfolio. This is a taxable transaction to the shareholder.

79

Following the initial purchase of Portfolio shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an “Autobuy” application obtained by calling the “For Literature” telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association (“NACHA”). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day’s public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

Full and fractional shares are credited to a shareholder’s account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to a Portfolio, the Portfolios will not issue share certificates representing shares of a Portfolio. Ownership of a Portfolio’s shares will be shown on the books of the Fund’s transfer agent.

Each class of shares of a Portfolio represents an interest in the same portfolio of investments of the Portfolio, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class C shares bear the expense of the CDSC, (ii) Class C shares each bear the expense of a higher distribution services fee than do Class A shares, and Class Z shares and Advisor Class shares (if offered by a Portfolio) do not bear such a fee, (iii) Class C shares bear higher transfer agency costs than do Class A shares, Class Z shares and Advisor Class shares (if offered by a Portfolio), (iv) Class C shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of Class A and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if a Portfolio submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class C shareholders because the Class C shares convert to Class A shares under certain circumstances, and the Class A shareholders and the Class C shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of each Portfolio. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements

Class A and C Shares. Class A and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for Group Retirement Plans. See “Alternative Purchase Arrangements—Group Retirement Plans” below. “Group Retirement Plans” are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Portfolio. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Portfolio, the accumulated distribution services fee and CDSC on Class C shares prior to conversion would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time and to what extent such differential would be offset by the higher return of Class A shares. Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, the Principal Underwriter will reject any order for more than $500,000 for Class C shares of the Municipal Portfolios or $1,000,000 for Class C shares of the Short Duration Portfolio and the Emerging Markets Portfolio.

Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

80

Other investors might determine, however, that it would be more advantageous to purchase Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a one-year period. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

For the fiscal years ended September 30, 2022, September 30, 2021 and September 30, 2020 the aggregate amount of underwriting commission payable with respect to shares of the New York Municipal Portfolio was $20,110, $81,025 and $174,223 respectively; the California Municipal Portfolio was $53,598, $83,728 and $140,128, respectively; the Diversified Municipal Portfolio was $380,679, $1,017,177 and $798,140, respectively; the Short Duration Portfolio was $8,417, $15,808 and $18,379, respectively; and the Intermediate Duration Portfolio was $370, $1,720 and $1,164, respectively; of that amount, the Principal Underwriter received $0, $0 and $0, respectively, for the New York Municipal Portfolio, $0, $45 and $128, respectively, for the California Municipal Portfolio, $0, $0 and $287, respectively, for the Diversified Municipal Portfolio; $486, $565 and $220, respectively, for the Short Duration Portfolio; and $20, $175 and $62, respectively, for the Intermediate Duration Portfolio, representing that portion of the sales charges paid on shares of that Portfolio sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter).

During the fiscal years ended September 30, 2022, September 30, 2021 and September 30, 2020, the Principal Underwriter received in CDSCs with respect to Class A redemptions $0, $4,963 and $3,164, respectively, for the New York Municipal Portfolio, $3,971, $0 and $6,424, respectively, for the California Municipal Portfolio, $190,377, $35,459 and $75,370, respectively, for the Diversified Municipal Portfolio, $4,364, $76 and $438, respectively, for the Short Duration Portfolio, and $0, $0 and $0, respectively, for the Intermediate Duration Portfolio.

During the fiscal years ended September 30, 2022, September 30, 2021 and September 30, 2020, the Principal Underwriter received in contingent deferred sales charges with respect to Class C redemptions $177, $22 and $556, respectively, for the New York Municipal Portfolio, $5,757, $0 and $2,796, respectively, for the California Municipal Portfolio, $4,324, $478 and $1,203, respectively, for the Diversified Municipal Portfolio, and $122, $0 and $559, respectively, for the Short Duration Portfolio.

Class A Shares

The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

Municipal Portfolios

Sales Charge

Amount of Purchase	As % of Net Amount Invested	As % of the Public Offering Price	Discount or Commission to Dealers or Agents of up to % of Offering Price
Up to $100,000	3.09%	3.00%	3.00%
$100,000 up to $250,000	2.04%	2.00%	2.00%
$250,000 up to $500,000*	1.01%	1.00%	1.00%

*	There is no initial sales charge on transactions of $500,000 or more.

81

Intermediate Duration Portfolio

Sales Charge

Amount of Purchase	As % of Net Amount Invested	As % of the Public Offering Price	Discount or Commission to Dealers or Agents of up to % of Offering Price
Up to $100,000	4.44%	4.25%	4.00%
$100,000 up to $250,000	3.36%	3.25%	3.00%
$250,000 up to $500,000	2.30%	2.25%	2.00%
$500,000 up to $1,000,000*	1.78%	1.75%	1.50%

*	There is no initial sales charge on transactions of $1,000,000 or more.

Short Duration Portfolio

Sales Charge

Amount of Purchase	As % of Net Amount Invested	As % of the Public Offering Price	Discount or Commission to Dealers or Agents of up to % of Offering Price
Up to $100,000	2.30%	2.25%	2.00%
$100,000 up to $250,000	2.04%	2.00%	1.75%
$250,000 up to $500,000*	1.27%	1.25%	1.00%

*	There is no initial sales charge on transactions of $500,000 or more.

All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases in the amount of $1,000,000 or more for the Intermediate Duration Portfolio and in the amount of $500,000 or more with respect to the Municipal Portfolios, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. For the Short Duration Portfolio, for purchases in the amount of $500,000 or more, Class A shares redeemed within eighteen months of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under “Contingent Deferred Sales Charge”. ABI’s commission is the sales charge shown in the Prospectus less any applicable discount or commission “re-allowed” to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an “underwriter” under the Securities Act.

No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other AB Mutual Funds (see the current list of AB Mutual Funds under “Combined Purchase Privilege” below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of an AB money market fund that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC or (iii) upon the automatic conversion of Class C shares as described below under “Conversion Feature for Class C Shares.”

Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder of $500,000 or more with respect to the Short Duration Portfolio or the Municipal Portfolios, or $1,000,000 or more with respect to the Intermediate Duration Portfolio, that are not subject to an initial sales charge at up to the following rates: 1.00% on purchase amounts up to $5,000,000; plus 0.50% on purchase amounts over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

82

Class A Shares—Sales at NAV. Each Portfolio may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

(i)	investment management clients of the Manager or its affiliates, including clients and prospective clients of the Manager’s AllianceBernstein Institutional Investment Management division;

(ii)

officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, “Relatives”) of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

(iii)	the Manager, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Manager, ABI, ABIS and their affiliates;

(iv)

(a) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services or (b) clients of broker-dealers or other financial intermediaries who purchase Class A shares for their own accounts through self-directed brokerage accounts with the broker-dealer or financial intermediaries that may or may not charge a transaction fee to its clients;

(v)

plan participants who roll over amounts distributed from employer maintained retirement plans to AB-sponsored IRAs where the plan is a client of or serviced by the Manager’s Institutional Investment Management Division or Bernstein Global Wealth Management Division, including subsequent contributions to those IRAs;

(vi)	persons participating in a “Mutual Fund Only” brokerage program, sponsored and maintained by a registered broker-dealer or other financial intermediary;

(vii)	certain retirement plan accounts as described under “Alternative Purchase Arrangements—Group Retirement Plans;”

(viii)

current Class A shareholders of AB Mutual Funds and investors who receive a “Fair Funds Distribution” (a “Distribution”) resulting from an SEC enforcement action against the Manager and current Class A shareholders of AB Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AB Mutual Funds who, in each case, purchase shares of an AB Mutual Fund from ABI through deposit with ABI of the Distribution check; and

(ix)	certain firm-specific waivers as disclosed in Appendix B of the Prospectus.

Class C Shares

Investors may purchase Class C shares of a Portfolio (if offered) at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Portfolio offering Class C shares will receive the full amount of the investor’s purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables each applicable Portfolio to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares incur higher distribution services fees than Class A shares and, if offered by the Portfolio, Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

Eight years after the end of the calendar month in which the shareholder’s purchase order was accepted Class C shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee charged to Class C shares. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class C shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

Conversion Feature of Class C Shares

For purposes of conversion to Class A, Class C shares purchased through the reinvestment of dividends and distributions paid in respect of such shares in a shareholder’s account will be considered to be held in a separate sub-account. Each time any Class C shares in the shareholder’s account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of such shares in the sub-account will also convert to Class A shares.

83

The conversion to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class C shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class C shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class C shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period, which may extend beyond the period ending eight years for Class C shares after the end of the calendar month in which the shareholder’s purchase order was accepted.

Contingent Deferred Sales Charge. Class A share purchases of $500,000 or more for the Municipal Portfolios, or $1,000,000 or more for the Short Duration Portfolio and the Intermediate Duration Portfolio, and Class C shares that in either case are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain retirement plans (see “Alternative Purchase Arrangements – Group Retirement Plans” below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of the redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

In determining the CDSC applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AB Mutual Fund originally purchased by the shareholder. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class C shares, as applicable.

Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to a Portfolio in connection with the sale of its Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the CDSC and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the required age based on applicable rules, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see “Sales Charge Reduction Programs—Systematic Withdrawal Plan” below), (v) to the extent that the redemption is necessary to meet a plan participant’s or beneficiary’s request for a distribution or loan from a Group Retirement Plan or to accommodate a plan participant’s or beneficiary’s direction to reallocate his or her plan account among other investment alternatives available under a Group Retirement Plan, and (vi) that had been purchased with proceeds from a Distribution resulting from any Commission enforcement action related to trading in shares of AB Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $500,000 or more of Class A shares of the Municipal Portfolios or $1,000,000 or more of Class A shares of the Short Duration Portfolio or the Intermediate Duration Portfolio, where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Portfolio or in the case of a Group Retirement Plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Class Z Shares

Class Z shares of the Non-U.S. Stock Portfolios and the Small Cap Core Portfolio are available at NAV, without an initial sales charge, exclusively to registered investment companies (or their series) managed by the Manager.

Class Z shares of the Intermediate New York Municipal Portfolio, the Intermediate California Municipal Portfolio, the Intermediate Diversified Municipal Portfolio (the “Fixed-Income Municipal Portfolios”) and the Intermediate Duration Portfolio, to the extent they are offered, are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and nonqualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Portfolio (“Group Retirement Plans”) and certain Manager-sponsored Group Retirement Plans. Class Z shares of the Fixed-Income Municipal Portfolios and the Intermediate Duration Portfolio generally are not available to retail traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares of the Fixed-Income Municipal Portfolios and the Intermediate Duration Portfolio are not currently available to Group Retirement Plans in the Manager-sponsored programs known as the “Informed Choice” programs. Class Z shares of the Fixed-Income Municipal Portfolios and the Intermediate Duration Portfolio are also available to certain

84

institutional investment advisory clients of, and certain other persons associated with, the Manager and its affiliates who invest at least $2 million in the Portfolios. Class Z shares of the Fixed-Income Municipal Portfolios and the Intermediate Duration Portfolio are also available to persons participating in certain fee-based programs sponsored and maintained by registered broker-dealers or other financial intermediaries with omnibus account arrangements with a Portfolio.

Class Z shares are not subject to an initial sales charge, CDSC or distribution services fee, and thus have a lower expense ratio and pay correspondingly higher dividends than Class A or Class C shares.

Advisor Class Shares

Advisor Class shares, to the extent offered by a Portfolio, may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that purchase shares directly without the involvement of a financial intermediary or (iii) by officers and present or former Directors of the Portfolios or other investment companies managed by the Manager, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Manager, ABI, ABIS and their affiliates, relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person, (iv) by the categories of investors described in clauses (i), (iii) and (iv) under “Class A Shares — Sales at NAV” or (v) through brokerage platforms of firms that have agreements with ABI to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by ABI for investment in Advisor Class shares. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares are not subject to an initial sales charge, CDSC or distribution services or any shareholder servicing fees, and thus have a lower expense ratio and pay correspondingly higher dividends than Class A or Class C shares.

Alternative Purchase Arrangements – Group Retirement Plans

The Fund offers special distribution arrangements for Group Retirement Plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group Retirement Plans also may not offer all classes of shares of a Portfolio. In addition, the Class A and Class C CDSC may be waived for investments made through certain Group Retirement Plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Class A Shares. Class A shares of a Portfolio are available at NAV to Group Retirement Plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets and 100 or more employees. For the purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer’s employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility later in that month, all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates a Portfolio as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to Group Retirement Plans with plan assets in excess of $1 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund’s Rule 12b-1 Plan.

Class C Shares. Class C shares of the Portfolios are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to Group Retirement Plans with plan assets of less than $1 million.

Class Z Shares.

Fixed-Income Municipal Portfolios and Intermediate Duration Portfolio. Class Z shares of the Fixed-Income Municipal Portfolios and the Intermediate Duration Portfolio, to the extent they are offered, are available to certain Group Retirement Plans. Class Z shares are also available to certain Manager-sponsored Group Retirement Plans. Class Z shares generally are not available to traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class Z shares are not currently available to Group Retirement Plans in the Manager-sponsored programs known as the “Informed Choice” programs. Class Z shares are not subject to an initial sales charge, CDSC or distribution services fee.

85

Non-U.S. Stock Portfolios and Small Cap Core Portfolio. Class Z shares of the Non-U.S. Stock Portfolios and the Small Cap Core Portfolio are currently offered exclusively to registered investment companies (or their series) managed by the Manager. Class Z shares are not subject to front-end sales charges or CDSCs or distribution fees.

Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Portfolio, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Portfolio’s share class eligibility criteria before determining whether to invest. For example, each Portfolio makes its Class A shares available at NAV to Group Retirement Plans with plan assets of $1 million or more. In addition, under certain circumstances described above, the 1%, 1-year CDSC for Class A shares may be waived. Class Z shares of the Non-U.S. Stock Portfolios and the Small Cap Core Portfolio are not currently available to Group Retirement Plans.

Sales Charge Reduction Programs for Class A Shares

The AB Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Portfolio must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Portfolio is not notified that a shareholder is eligible for these reductions, the Portfolio will be unable to ensure that the reduction is applied to the shareholder’s account.

Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Portfolio (and any other AB Mutual Fund) into a single “purchase.” By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under “Alternative Purchase Arrangements.” The term “purchase” means a single or concurrent purchase of shares of a Portfolio or any other AB Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual’s children under the age of 21 years purchasing shares of a Portfolio for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term “purchase” also includes purchases by any “company,” as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of a Portfolio or shares of other registered investment companies at a discount. The term “purchase” does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Currently, the AB Mutual Funds include:

AB Bond Fund, Inc.

•	AB All Market Real Return Portfolio

•	AB Bond Inflation Strategy

•	AB High Yield Portfolio

•	AB Income Fund

•	AB Limited Duration High Income Portfolio

•	AB Municipal Bond Inflation Strategy

•	AB Short Duration Income Portfolio

•	AB Sustainable Thematic Credit Portfolio

•	AB Tax-Aware Fixed Income Opportunities Portfolio

•	AB Total Return Bond Portfolio

AB Cap Fund, Inc.

•	AB All China Equity Portfolio

•	AB All Market Income Portfolio

86

•	AB Concentrated Growth Fund

•	AB Concentrated International Growth Portfolio

•	AB Emerging Markets Multi-Asset Portfolio

•	AB Global Core Equity Portfolio

•	AB International Strategic Core Portfolio

•	AB Select US Equity Portfolio

•	AB Select US Long/Short Portfolio

•	AB Small Cap Growth Portfolio

•	AB Small Cap Value Portfolio

•	AB Sustainable US Thematic Portfolio

AB Core Opportunities Fund, Inc.

AB Discovery Growth Fund, Inc.

AB Equity Income Fund, Inc.

AB Fixed-Income Shares, Inc.

•	AB Government Money Market Portfolio

AB Global Bond Fund, Inc.

AB Global Real Estate Investment Fund, Inc.

AB Global Risk Allocation Fund, Inc.

AB High Income Fund, Inc.

AB Large Cap Growth Fund, Inc.

AB Municipal Income Fund, Inc.

•	AB California Portfolio

•	AB High Income Municipal Portfolio

•	AB National Portfolio

•	AB New York Portfolio

AB Municipal Income Fund II

•	AB Arizona Portfolio

•	AB Massachusetts Portfolio

•	AB Minnesota Portfolio

•	AB New Jersey Portfolio

•	AB Ohio Portfolio

•	AB Pennsylvania Portfolio

•	AB Virginia Portfolio

87

AB Relative Value Fund, Inc.

AB Sustainable Global Thematic Fund, Inc.

AB Sustainable International Thematic Fund, Inc.

AB Trust

•	AB Discovery Value Fund

•	AB International Value Fund

•	AB Value Fund

The AB Portfolios

•	AB All Market Total Return Portfolio

•	AB Growth Fund

•	AB Sustainable Thematic Balanced Portfolio

•	AB Tax-Managed All Market Income Portfolio

•	AB Tax-Managed Wealth Appreciation Strategy

•	AB Wealth Appreciation Strategy

Sanford C. Bernstein Fund, Inc.

•	AB Intermediate California Municipal Portfolio

•	AB Intermediate Diversified Municipal Portfolio

•	AB Intermediate Duration Portfolio

•	AB Intermediate New York Municipal Portfolio

•	AB Short Duration Portfolio

Prospectuses for the AB Mutual Funds may be obtained without charge by contacting ABIS at the address or the “For Literature” telephone number shown on the front cover of this SAI or on the Internet at www.alliancebernstein.com.

Cumulative Quantity Discount (Right of Accumulation). An investor’s purchase of additional Class A shares of a Portfolio may be combined with the value of the shareholder’s existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under “Alternative Purchase Arrangements.” In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

(i)	the investor’s current purchase;

(ii)

the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of a Portfolio held by the investor and (b) all shares of any other AB Mutual Fund, including AllianceBernstein Institutional Funds; and

(iii)	the higher of cost or NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single “purchase” (see above).

The initial charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all classes of shares of AB Mutual Funds. Your accumulated holdings will be calculated as (a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you have invested including reinvested distributions but excluding appreciation less the amount of any withdrawals, whichever is higher.

For example, if an investor owned shares of an AB Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of the Portfolio worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2% rate applicable to a single $300,000 purchase of shares of the Portfolio, rather than the 3% rate.

Letter of Intent. Class A investors may also obtain the quantity discounts described under “Alternative Purchase Arrangements” by means of a written Letter of Intent, which expresses the investor’s intention to invest at least $100,000 in Class A shares of a Portfolio or any AB Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

88

Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AB Mutual Funds under a single Letter of Intent. The AB Mutual Funds will use the higher of cost or current NAV of the investor’s existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of a Portfolio, the investor and the investor’s spouse or domestic partner each purchase shares of the Portfolio worth $20,000 (for a total cost of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of the Fund or any other AB Mutual Fund, to qualify for the 2.00% (for the Municipal Portfolios) or 3.25% (for the Short Duration Portfolio and Intermediate Duration Portfolio) sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Portfolio shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Portfolio can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares of a Portfolio may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AB Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of a Portfolio within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

Dividend Reinvestment Program. Under a Portfolio’s Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Portfolio without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Portfolio shares. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or “ACH”. If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Portfolio under the following circumstances:

(a) the postal service is unable to deliver your checks to your address of record and the checks are returned to the Strategy’s transfer agent as undeliverable; or

(b) your checks remain uncashed for nine months.

Additional shares of the Portfolio will be purchased at the then current NAV. You should contact the Portfolio’s transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Direction Plan. A shareholder who already maintains an account in more than one AB Mutual Fund may direct that income dividends and/or capital gains paid by one AB Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AB Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the “For Literature” telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan

General. Any shareholder who owns or purchases shares of a Portfolio having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account

89

or other retirement plan who has attained the required age based on applicable rules who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Portfolio automatically reinvested in additional shares of such Portfolio.

Shares of a Portfolio owned by a participant in the Portfolio’s systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor’s principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Portfolio.

Withdrawal payments will not automatically end when a shareholder’s account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder’s account and may subject the shareholder to a Portfolio’s involuntary redemption provisions. See “Redemption and Repurchase of Shares — General.” Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

Payments under a systematic withdrawal plan may be made by check or electronically via the ACH network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Portfolio should complete the appropriate portion of the Mutual Fund Application, while current Portfolio shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the “For Literature” telephone number shown on the cover of this SAI.

CDSC Waiver for Class A and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A or Class C shares in a shareholder’s account may be redeemed free of any CDSC.

With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

The CDSC is waived on redemptions of shares following the death or disability, as defined in the Code, of a shareholder.

Payments to Financial Advisors and Their Firms

Financial intermediaries market and sell shares of the Portfolios. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

In the case of Advisor Class shares, your financial intermediary may charge ongoing fees or transactional fees. ABI may pay a portion of “ticket” or other transactional charges.

Your financial advisor’s firm receives compensation from the Fund, ABI and/or the Manager in several ways from various sources, which include some or all of the following:

•	upfront sales commissions

•	Rule 12b-1 fees

•	additional distribution support

90

•	defrayal of costs for educational seminars and training

•	payments related to providing recordkeeping and/or transfer agency services

Please read the Prospectus carefully for information on this compensation.

Please also refer to Appendix B—Financial Intermediary Waivers in the Prospectus.

Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to or charged by financial intermediaries at the time of sale and the fees described under “Investing in the Portfolios—The Different Share Class Expenses—Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees,” in the Prospectus, some or all of which are paid to financial intermediaries (and, in turn, may be paid to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AB Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AB Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments for distribution analytical data regarding AB Mutual Fund sales by financial advisors of these firms and to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AB Mutual Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of “ticket” or other transactional charges.

For 2023, ABI’s additional payments to these firms for distribution services and educational support related to the AB Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AB Mutual Funds, or approximately $24 million. For 2022, ABI estimates that it will have paid approximately 0.04% of the average monthly assets of the AB Mutual Funds, or approximately $23 million for distribution services and educational support related to the AB Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm’s AB Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AB Mutual Funds on a “preferred list.” ABI’s goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AB Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

Each Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AB Mutual Fund shares. Please see “Expenses of the Fund – Transfer Agency Agreement” above. These expenses paid by each Fund are included in “Other Expenses” under “Fees and Expenses of the Portfolio – Annual Portfolio Operating Expenses” in the Prospectus.

If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by each Fund, the Manager, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

Advisor Group

American Enterprise Investment Services

Cadaret, Grant & Co.

Citigroup Global Markets

Citizens Securities

Commonwealth Financial Network

Equitable Advisors

FIS Brokerage Services

Great-West Life & Annuity Insurance Co.

Institutional Cash Distributors (“ICD”)

John Hancock Retirement Plan Services

91

JP Morgan Securities

Lincoln Financial Advisors Corp.

Lincoln Financial Securities Corp.

LPL Financial

Merrill Lynch

Morgan Stanley

Northwestern Mutual Investment Services

One America

PNC Investments

Principal Life

Raymond James

RBC Wealth Management

Robert W. Baird

Truist Investment Services

UBS Financial Services

US Bancorp Investments

Wells Fargo Advisors

ABI expects that additional firms may be added to this list from time to time. Although each Fund may use brokers and dealers that sell shares of the Portfolios to effect portfolio transactions, each Fund does not consider the sale of AB Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

REDEMPTION AND REPURCHASE OF SHARES

The following information supplements that set forth in the Portfolios’ Prospectus under the heading “Investing in the Portfolios.” If you are a shareholder through an account established under a fee-based program or commission-based brokerage program, your program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of a Portfolio offering Advisor Class shares that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. Similarly, if you are a shareholder through a Group Retirement Plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of a Portfolio that are different from those imposed below. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption

Subject only to the limitations described below, each Fund’s Articles of Incorporation require that the Fund redeem the shares of each Portfolio tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC that may be applicable to Class A shares or Class C shares, there is no redemption charge. Each Fund expects that it will typically take one to three business days following the receipt of your redemption request in proper form to pay out redemption proceeds.

However, while not expected, payment of redemption proceeds may take up to seven days after the Fund’s receipt of such tender for redemption. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 10 days). If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Fund.

92

A Fund may, but is not obligated to, temporarily delay the disbursement of redemption proceeds from an account held directly with a Fund by a Specified Adult (as defined below) if there is a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted. A Fund will provide notice of this temporary delay, and it will be for an initial period of no more than 15 business days while a Fund conducts an internal review of the facts and circumstances of the suspected financial exploitation. If the internal review supports a Fund’s belief that actual or attempted financial exploitation has occurred or is occurring, the Fund may extend the hold for up to 10 additional business days. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

Payment of the redemption price normally will be made in cash but may be made, at the option of the Fund, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder’s shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio’s portfolio securities at the time of such redemption or repurchase. Redemption proceeds from Class A and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder’s holding period and basis in respect of the shares redeemed.

To redeem shares of a Portfolio for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be Medallion Signature Guaranteed.

To redeem shares of a Portfolio represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Portfolio. The signature or signatures on the assignment form must be guaranteed in the manner described above.

Telephone Redemption by Electronic Funds Transfer. Each Portfolio shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an “Autosell” application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder’s designated bank account at a bank selected by the shareholder that is a member of the NACHA.

Telephone Redemption by Check. Each Portfolio shareholder is eligible to request redemption by check of Portfolio shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $100,000 per day. Proceeds of such redemptions are remitted by check to the shareholder’s address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

Telephone Redemptions – General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or “street name” accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Manager, the Principal Underwriter nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

93

Redemptions Through Intermediaries

Shares of each Fund may be redeemed through ABI or financial intermediaries. The redemption price will be the NAV next determined after ABI receives the request (less any applicable CDSC). Redemption requests placed through financial intermediaries before the Portfolio Closing Time, which is the close of regular trading on each day the Exchange is open (ordinarily 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading), also will be executed at NAV as determined as of the Portfolio Closing Time if received by ABI prior to a designated later time (pursuant to an operating agreement between the financial intermediary and ABI permitting such an arrangement; the designated time will vary by financial intermediary). The financial intermediary is responsible for transmitting the request to ABI on time. If the financial intermediary fails to do so, the shareholder’s right to receive that day’s closing price must be settled between the shareholder and that financial intermediary. Neither the Funds nor ABI charge a fee or commission in connection with the redemption of shares (except for any applicable CDSC). Normally, if shares of a Portfolio are offered through a financial intermediary, the redemption is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service.

Repurchase

The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m., Eastern time, and receive that day’s NAV). If the financial intermediary fails to do so, the shareholder’s right to receive that day’s closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Portfolio to the Principal Underwriter either directly or through a financial intermediary. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A and Class C shares). Normally, if shares of a Portfolio are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The repurchase of shares of a Portfolio as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

The Fund reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Portfolio recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

SHAREHOLDER SERVICES

The following information supplements that set forth in the Portfolios’ Prospectus under the heading “Investing in the Portfolios.” The shareholder services set forth below are applicable to all classes of shares of each Portfolio unless otherwise indicated.

If you are a shareholder through an account established under a fee-based program or commission-based program or a shareholder in a Group Retirement Plan, your fee-based program, commission-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of a Portfolio that are different from those described herein. A commission or other transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such intermediary.

Automatic Investment Program

Investors may purchase shares of a Portfolio through an automatic investment program utilizing “electronic funds transfer” drawn on the investor’s own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $50) are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor’s bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

94

Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum.

Exchange Privilege

You may exchange your investment in a Portfolio for shares of the same class of other AB Mutual if the other AB Mutual Fund in which you wish to invest offers shares of the same class and you meet the eligibility requirements for that class of shares in the Portfolio you are exchanging into. In addition, (i) present officers and full-time employees of the Manager, (ii) present Directors or Trustees of any AB Mutual Fund, (iii) certain employee benefit plans for employees of the Manager, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A or Class C shares of the Portfolio for Advisor Class shares of the Portfolio (if offered) or exchange Class C shares of the Portfolio for Class A shares of the Portfolio. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day’s NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time on that day.

Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class C shares, for the purpose of conversion to Class A shares. After an exchange, your Class C shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class C shares of the AB Mutual Fund you originally purchased for cash (“original shares”). When redemption occurs, the CDSC applicable to the original shares is applied.

Please read carefully the prospectus of the AB Mutual Fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A or Class C shares of a Portfolio for Advisor Class shares (if offered) or exchanges of Class C shares for Class A shares of the same Portfolio, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days’ written notice.

All exchanges are subject to the minimum investment and eligibility requirements, as well as any other applicable terms set forth in the prospectus for the AB Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AB Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund’s prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges of shares of AB Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

Each Portfolio shareholder and the shareholder’s financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, it is possible that shareholders would have difficulty in reaching ABIS by telephone. If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

A shareholder may elect to initiate a monthly “Auto Exchange” whereby a specified dollar amount’s worth of his or her Portfolio shares (minimum $25) is automatically exchanged for shares of another AB Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

None of the AB Mutual Funds, the Manager, the Principal Underwriter or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and

95

causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

The exchange privilege is available only in states where shares of the AB Mutual Fund being acquired may legally be sold. Each AB Mutual Fund reserves the right, at any time on 60 days’ notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise modify, restrict or terminate the exchange privilege.

Statements and Reports

Each shareholder of a Portfolio receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, as well as a cumulative dividend statement and a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to Certain Existing Class A and Class C Shareholders Only

Checkwriting (not available to shareholders of any Portfolio, except those that established such service prior to January 27, 2023 (“Grandfathered Shareholders”))

Effective January 27, 2023, shareholders will no longer be able to establish checkwriting for a new or existing account.

Grandfathered Shareholders. The following applies to Grandfathered Shareholders. Under a checkwriting service through State Street Bank and Trust Company (“State Street”), a Grandfathered Shareholder may write a check to draw against Class A or Class C shares of a Portfolio redeemed from the shareholder’s account. Checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the shareholder’s account (excluding for this purpose the current month’s accumulated dividends and shares for which certificates have been issued). This checkwriting service will be subject to State Street’s customary rules and regulations governing checking accounts, and the Fund and State Street each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the maintenance of this service or for the clearance of any checks.

When a check is presented to State Street for payment, State Street, as the shareholder’s agent, causes the Fund to redeem, at the NAV next determined, a sufficient number of full and fractional shares of the Portfolio in the shareholder’s account to cover the check. Because the level of net assets in a shareholder’s account constantly changes due to, among various factors, market fluctuations, the shareholder should not attempt to close his or her account by use of a check. In this regard, State Street has the right to return checks (marked “insufficient funds”) unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to State Street for payment.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund intends each Portfolio to continue to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on the portion of its taxable net investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Portfolio must distribute to its shareholders at least the sum of (i) 90% of its investment company taxable income, plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its registered holders of its shares.

The Portfolios intend to distribute to the registered holders of their shares all of their net investment income, which includes dividends and interest as well as net short-term capital gains, if any, in excess of any net long-term capital losses and any net long-term capital gains, if any, in excess of any net short-term capital losses. The Code requires all regulated investment companies (such as the Portfolios) to pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar-year basis, and 98.2% of its capital gains, determined, in general, as if a taxable year ends on October 31. For this purpose, however, any ordinary income or capital gain net income retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. The current policy of each Portfolio is to declare ordinary income dividends daily and pay them monthly and to pay capital-gains distributions annually. In determining amounts of capital gains to be distributed, generally any capital loss carryovers from prior periods are offset against capital gains. Funds are permitted to carry forward capital losses for an indefinite period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses.

96

Gains or losses on sales of securities by a Portfolio are long-term capital gains or losses to the Portfolio if the securities have been held for more than one year. Other gains or losses on the sale of securities are short-term capital gains or losses. Special rules applicable to gains and losses on futures and options are discussed below.

Dividends paid by a Portfolio, if any, with respect to Class A, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that any distribution services fees and any transfer agency costs relating to a class will be borne exclusively by the class to which they relate.

The Portfolios each intend to continue to qualify as a regulated investment company under the requirements of the Code for each taxable year. Currently, in order to qualify as a regulated investment company, a Portfolio must generally, among other things, (i) derive at least 90% of its gross income from dividends, interest, gains from the sale of securities or foreign currencies, currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income), and certain other related income (the “90% test”); and (ii) diversify its holdings so that, at the end of each fiscal quarter, (a) at least 50% of the market value of the Portfolio’s total assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in the securities of any one issuer, other than U.S. government securities or the securities of other regulated investment companies, or the securities of two or more issuers of which the Portfolio owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “diversification requirements”). It is possible that certain partnerships in which a Portfolio may invest could be considered qualified publicly traded partnerships and, therefore, the extent to which a Portfolio may invest in partnerships, including master limited partnerships, is limited by its intention to qualify as a regulated investment company under the Code. In addition, although the passive loss rules of the Code do not generally apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Portfolio investments in partnerships, including in qualified publicly traded partnerships, may result in the Portfolio’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Portfolio in computing its taxable income. A Portfolio may be able to cure a failure to satisfy the 90% test or the diversification requirements by paying a tax, by disposing of certain assets or by paying a tax and disposing of assets. In addition, in the event of a failure to qualify, the Portfolio’s distributions, to the extent derived from the Portfolio’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio fails to qualify as a regulated investment company for a period greater than two taxable years, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Portfolio had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

In certain situations, a Portfolio may, for a taxable year, defer all or a portion of its net capital loss (or if there is no net capital loss, then any net long-term or short-term capital loss) realized after October and its late-year ordinary loss (defined as the excess of post-October foreign currency and passive foreign investment company (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

Distributions of investment company taxable income and net capital gains are taxable to shareholders subject to U.S. federal income tax regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains (at a maximum rate of 15% or 20% for individuals, depending on

97

whether their incomes exceed certain threshold amounts, which are adjusted annually for inflation), regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his shares. All other dividends paid by a Portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income. However, any dividends paid by the Municipal Portfolios and properly reported as exempt-interest dividends will not be subject to regular federal income tax.

The New York Municipal Portfolio provides income which is (in large part) tax-free (except for alternative minimum tax) for federal and New York state and local individual income tax purposes to the extent of income derived from New York Municipal Securities or securities issued by possessions of the United States. The California Municipal Portfolio provides in large part income which is tax-free (except for alternative minimum tax) for federal and California state personal income tax purposes to the extent of income derived from California Municipal Securities or securities issued by possessions of the United States. The Diversified Municipal Portfolio provides in large part income which is tax-free for federal income tax purposes (except for alternative minimum tax) and which may be partially tax-free for state tax purposes, to the extent of income derived from Municipal Securities. For this purpose, gains of income on transactions in swap contracts, options, futures contracts and options on futures contracts as well as gains on the sale of Municipal Securities are not tax-exempt. Accordingly, the Portfolios will expect to comply with the requirement of Code Section 852(b)(5) that on a quarterly basis at least 50% of the value of each such Portfolio’s total assets consists of Municipal Securities. This requirement may limit these Portfolios’ ability to engage in transactions in options, futures contracts and options on futures contracts or in certain other transactions. A portion of the income of the Diversified Municipal Portfolio may be exempt from state income taxes in certain states to the extent the Portfolio’s income is derived from securities the interest on which is exempt from income taxes in that state. Shareholders may wish to consult a tax advisor about the status of distributions from the Portfolios in their individual states or localities.

For tax years beginning after December 31, 2017 and before January 1, 2026, a Portfolio may also report dividends eligible for a 20% “qualified business income” deduction for non-corporate US shareholders to the extent the Portfolio’s income is derived from ordinary REIT dividends, reduced by allocable Portfolio expenses, provided that holding period and other requirements are met by both the shareholder and the Portfolio.

As a result of entering into swap contracts, a Portfolio may make or receive periodic net payments. A Portfolio may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute taxable ordinary income or loss, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Portfolio has been a party to the swap for more than one year). With respect to certain types of swaps, a Portfolio may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments that would otherwise constitute ordinary deductions but are allocable under the Code to exempt-interest dividends will not be allowed as a deduction but instead will reduce net tax exempt income.

We will send you information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to you during the prior year. Likewise, the amount of tax exempt income, including any tax exempt income subject to AMT, that each Portfolio distributes will be reported to you and such income must be reported on your federal income tax return.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Portfolio’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Portfolio that are attributable to dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Portfolio is the holder of record of any stock on the record date for any dividends payable with

98

respect to such stock, such dividends will be included in the Portfolio’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Municipal Portfolio will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of a Municipal Portfolio and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Municipal Portfolio that represents income derived from certain revenue or private activity bonds held by the Municipal Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by a Portfolio may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual alternative minimum taxes. In addition, the receipt of dividends and distributions from a Municipal Portfolio may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of an S corporation. Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal “branch profits” tax, or the federal “excess net passive income” tax.

A Portfolio may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Portfolio equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held, even though the Portfolio receives no actual interest payments thereon. Original issue discount is treated as income earned by a Portfolio and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of securities, which it might otherwise have continued to hold, or for the Short Duration Portfolio, borrow, to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio’s investments in contingent payment and inflation indexed debt instruments may increase or accelerate the Portfolio’s recognition of income, including the recognition of income in excess of cash generated by such investments.

A Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of the tax rules applicable to debt obligations acquired with market discount if an election is made with respect to such market discount.

Gain or loss realized by a Portfolio from a closing transaction with respect to options written by the Portfolio, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss realized by a Portfolio from options (other than options that are Section 1256 contracts, as described below) purchased by the Portfolio, as well as loss attributable to the lapse of such options, will be treated as capital gain or loss. Such capital gain or loss will be long-term or short-term depending upon whether the Portfolio held the particular option for more than one year.

The Code includes special rules applicable to certain forward contracts and to certain exchange-listed options, futures contracts and options on futures contracts which the Portfolios may write, purchase or sell. Such forward contracts, options and futures contracts are classified as Section 1256 contracts under the Code. The gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts (other than certain foreign currency forward options and futures contracts, as discussed below), generally is treated as long-term capital gain or loss taxable at the lower capital-gains tax rate to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof. These contracts, when held by a Portfolio at the end of a fiscal year (or, for purposes of the excise tax, at the end of a period ending on October 31) generally are required to be treated for federal income tax purposes as sold at fair market value on the last business day of the fiscal year (“marked to market”). Any net mark-to-market gains may have to be distributed to satisfy the distribution requirements referred to above even though a Portfolio may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash.

Certain Section 1256 contracts and certain other transactions undertaken by a Portfolio may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Portfolios. In addition, losses realized by the Portfolios on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolios may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Portfolios are not entirely clear. The straddle transactions may increase the amount of short-term capital gain recognized by the Portfolios. The Portfolios may make one or more of the elections available under the Code which are applicable to straddles. If a Portfolio makes any such elections, the amount, character and timing of the recognition of gains

99

or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer and/or accelerate the recognition of gains or losses from the affected straddle positions and require the capitalization of interest expense, the amount which must be distributed to shareholders as ordinary income or long-term capital gain by a Portfolio may be increased or decreased substantially as compared to a portfolio that did not engage in such hedging transactions.

The diversification requirements applicable to the Portfolios’ assets and other restrictions imposed on the Portfolios by the Code may limit the extent to which the Portfolios will be able to engage in transactions in forward contracts, options, futures contracts or options on futures contracts.

Under Code Section 988, foreign currency gains or losses from certain foreign currency contracts (such as forward futures and option contracts) that are not Section 1256 contracts will generally be treated as ordinary income or loss; however, any Portfolio of the Fund may, under certain circumstances, make an election pursuant to Section 988(a)(1)(B) to treat such gain or loss as a capital gain or loss. In general, in the event such election is made, treatment of a gain or loss as long-term or short-term will depend upon the Portfolios’ holding period with respect to such contracts. Gains or losses on the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are generally treated as ordinary income or loss. Also, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. The gains or losses described above that are treated as ordinary income or loss may increase or decrease the amount of a Portfolio’s investment company taxable income to be distributed to its shareholders as ordinary income. Additionally, if Code Section 988 ordinary losses exceed other investment company taxable income during a taxable year, a Portfolio would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder’s basis in the shares.

Certain Portfolios may invest in the stock of PFICs. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive income or (2) at least 50% of its assets produce, or are held for the production of, passive income. To the extent that a Portfolio may hold shares of corporations which are considered to be PFICs, capital gains from such shares may be treated as ordinary income and the Portfolio may be subject to corporate income taxes and interest charges on certain dividends on and capital gains from such shares. Under the PFIC rules, the Portfolios holding shares of marketable PFICs may elect to mark those shares to market at the close of the Fund’s taxable year or at the close of a period ending on October 31 for purposes of the excise tax minimum distribution requirements. For this purpose all stock in a PFIC that is owned directly or indirectly by a Portfolio is treated as marketable stock. PFIC mark-to-market gains are treated as ordinary income, as are any gains realized on the ultimate sale of the marketable PFIC stock. Mark-to-market losses and losses on the ultimate disposition of such stock are ordinary losses to the extent of net mark-to-market gains included in previous tax years with respect to such stock.

If a Portfolio were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Portfolio would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

A Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Income received by a Portfolio in respect of foreign securities may be subject to foreign withholding taxes. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

Certain types of income received by a Portfolio from REITs, REMICs, taxable mortgage pools or other investments may cause the Portfolio to report some or all of its distributions as “excess inclusion income.” To Portfolio shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Portfolio to be subject to tax if certain “disqualified organizations” as defined by the Code are Portfolio shareholders.

100

Upon the sale or exchange of shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Portfolio, disposes of those shares within 90 days and then acquires, before January 31 of the following year, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Under Treasury Regulations, a Portfolio is currently required to withhold and remit to the U.S. Treasury 24% of dividend and capital-gains income from the accounts of certain U.S. shareholders unless such U.S. shareholders provide their correct taxpayer identification number (“TIN”) and otherwise comply with the applicable requirements of the backup withholding rules. A U.S. shareholder who does not provide his correct TIN may be subject to penalties imposed by the Internal Revenue Service (the “IRS”). Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders will receive, if appropriate, various written notices after the close of a Portfolio’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Portfolio to its shareholders during the preceding taxable year.

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to a Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

A 3.8 percent Medicare contribution tax is imposed on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

A foreign shareholder generally is subject to dividend tax withholding at the 30% rate or at a lower applicable treaty rate on ordinary income dividends from a Portfolio. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Portfolio.

Properly designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Portfolio’s “qualified net interest income” (generally, the Portfolio’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Portfolio is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Portfolio’s “qualified short-term capital gains” (generally, the excess of the Portfolio’s net short-term capital gain over the Portfolio’s long-term capital loss for such taxable year). However, depending on its circumstances, the Portfolio may designate all, some or none of its potentially eligible dividends as such qualified net interest

101

income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Distributions that a Portfolio reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation (including a REIT dividend attributable to such gain) and the Portfolio’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of the Portfolio at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the Portfolio and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the Portfolio at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 21% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if a Portfolio’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the Portfolio could be subject to the 21% withholding tax and U.S. filing requirements unless the foreign person had not held more than 5% of the Portfolio’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

The rules laid out in the previous paragraph, other than the withholding rules, will apply notwithstanding a foreign shareholder’s participation or a Portfolio’s participation in a wash sale transaction or the payment of a substitute dividend.

Separately, a 30% withholding tax is currently imposed on dividends, interest and other income items paid to: (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to: (i) enter into agreements with the IRS that state that they will provide the IRS information including the names, addresses and TINs of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and TIN of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Shares of a Portfolio held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable.

The discussion in the Prospectus, together with the foregoing, is a general summary of the tax consequences of investments in the Portfolios. Investors are urged to consult their own tax advisors to determine the effect of investments in the Portfolios upon their individual tax situations.

Cost Basis Reporting. Mutual funds are required to report to the Internal Revenue Service the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Portfolios will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period on the redeemed shares.

Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out (FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Portfolios. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then a Portfolio’s default cost basis calculation method, which is currently the Average Cost method – will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

102

If you hold Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general oversight of the Directors, the Manager is responsible for the investment decisions and the placing of orders for portfolio transactions for the Portfolios. The Manager determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as “best execution”). In connection with seeking best execution, a Portfolio does not consider sales of shares of the Portfolio or other investment companies managed by the Manager as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Manager. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Portfolio determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

Neither the Portfolios nor the Manager has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Manager for use in rendering investment advice to the Portfolios, such information may be supplied at no cost to the Manager and, therefore, may have the effect of reducing the expenses of the Manager in rendering advice to the Portfolio. While it is impossible to place an actual dollar value on such investment information, the Manager believes that its receipt probably does not reduce the overall expenses of the Manager to any material extent.

The investment information provided to the Manager is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Manager’s own internal research and investment strategy capabilities. Research services furnished by brokers through which the Portfolios effect securities transactions are used by the Manager in carrying out its investment management responsibilities with respect to all its clients’ accounts but not all such services may be used by the Manager in connection with a Portfolio.

The extent to which commissions that will be charged by broker-dealers selected by a Portfolio may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom a Portfolio places portfolio transactions, the Manager may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers as a result of the placement of portfolio transactions could be useful and of value to the Manager in servicing its other clients as well as the Portfolios; on the other hand, certain research services obtained by the Manager as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing a Portfolio.

A Portfolio may deal in some instances in securities which are not listed on a national securities exchange but are traded in the OTC market. It may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the OTC market or third market, the Portfolio will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others. In all cases, the Portfolio will attempt to negotiate best execution.

Transactions for the Portfolios in fixed-income securities, including transactions in listed securities, are executed in the OTC market with principal market maker dealers with whom the Manager maintains regular contact. These transactions will generally be principal transactions at net prices and the Portfolios will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Manager believes a better execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

The Portfolios’ portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as

103

principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter’s discount. The Manager expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

Investment decisions for a Portfolio are made independently from those for other investment companies and other advisory accounts managed by the Manager. It may happen, on occasion, that the same security is held in a portfolio of a Portfolio and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed in accordance with a similar strategy by the Manager, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. Allocations are made by the Manager. Purchases and sales of portfolio securities are determined by the Manager and are placed with broker-dealers by the order department for the Manager.

The Manager continuously monitors and evaluates the performance and execution capabilities of brokers that transact orders for the Portfolios to ensure consistent quality executions. This information is reported to the Manager’s Brokerage Allocation Committee and Best Execution Committee, which oversee broker-selection issues. In addition, the Manager periodically reviews the Portfolios’ transaction costs in light of current market circumstances using internal tools and analysis as well as statistical analysis and other relevant information from external vendors.

The Portfolios may, from time to time, place orders for the purchase or sale of securities (including listed call options) with SCB & Co. (“Bernstein LLC”), and Bernstein Autonomous LLP (a United Kingdom broker-dealer), affiliates of the Manager (the “Affiliated Brokers”). In such instances, the placement of orders with the Affiliated Brokers would be consistent with each Portfolio’s objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Manager. With respect to orders placed with the Affiliated Brokers for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as a Portfolio), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

The amount of aggregate brokerage commissions paid by each Portfolio, the related commissions allocated to persons or firms because of research services provided to the Portfolios or the Manager and the aggregate amount of brokerage transactions allocated to persons or firms because of research services provided to the Portfolios or the Manager during the three most recent fiscal years are as follows:

Portfolio	Aggregate Brokerage Commissions Paid	Commissions Allocated to Persons or Firms Because of Research Services Provided to the Portfolio or the Manager	Aggregate Amount of Brokerage Transactions Allocated to Persons or Firms Because of Research Services Provided to the Portfolio or the Manager
Emerging Markets Portfolio
Fiscal Year Ended September 30, 2020	$1,905,582	$1,477,291	$1,778,073,104
Fiscal Year Ended September 30, 2021	$1,905,582	$1,477,291	$1,778,073,104
Fiscal Year Ended September 30, 2022	$1,388,282	$818,059	$935,047,954
Short Duration Portfolio
Fiscal Year Ended September 30, 2020	$7,187	$0	$0
Fiscal Year Ended September 30, 2021	$9,065	$0	$0
Fiscal Year Ended September 30, 2022	$8,623	$0	$0

104

Portfolio	Aggregate Brokerage Commissions Paid	Commissions Allocated to Persons or Firms Because of Research Services Provided to the Portfolio or the Manager	Aggregate Amount of Brokerage Transactions Allocated to Persons or Firms Because of Research Services Provided to the Portfolio or the Manager
Intermediate Duration Portfolio
Fiscal Year Ended September 30, 2020	$155,004	$0	$0
Fiscal Year Ended September 30, 2021	$176,139	$0	$0
Fiscal Year Ended September 30, 2022	$82,966	$0	$0
International Strategic Equities Portfolio
Fiscal Year Ended September 30, 2020	$3,456,158	$2,831,494	$3,949,800,945
Fiscal Year Ended September 30, 2021	$8,294,191	$6,721,565	$9,507,659,120
Fiscal Year Ended September 30, 2022	$8,064,286	$6,399,053	$8,571,064,035
International Small Cap Portfolio
Fiscal Year Ended September 30, 2020	$808,511	$0	$0
Fiscal Year Ended September 30, 2021	$689,758	$0	$0
Fiscal Year Ended September 30, 2022	$630,853	$0	$0

105

Portfolio	Aggregate Brokerage Commissions Paid	Commissions Allocated to Persons or Firms Because of Research Services Provided to the Portfolio or the Manager	Aggregate Amount of Brokerage Transactions Allocated to Persons or Firms Because of Research Services Provided to the Portfolio or the Manager
Small Cap Core Portfolio
Fiscal Year Ended September 30, 2020	$711,050	$527,607	$1,083,568,431
Fiscal Year Ended September 30, 2021	$247,733	$186,311	$454,395,316
Fiscal Year Ended September 30, 2022	$188,738	$114,491	$250,756,821

For the fiscal years ended September 30, 2020, 2021 and 2022, no Portfolio paid brokerage commissions to Affiliated Brokers.

As of the end of the most recent fiscal year, each Portfolio listed below owned securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents as follows:

Portfolio	Broker/Dealer	Aggregate Value of Securities Held
SCB Short Duration Plus Portfolio	Bank of America Corp.	$1,114,567
	Barclays PLC	$306,623
	Citigroup, Inc.	$801,596
	Deutsche Bank	$492,493
	Goldman Sachs Group, Inc. (The)	$420,632
	JPMorgan Chase & Co.	$511,403
	Morgan Stanley	$577,763
	USB AG	$224,402
SCB Intermediate Duration Portfolio	Bank of America Corp.	$15,139,394
	Barclays PLC	$4,743,522
	Citigroup, Inc.	$13,352,991
	Credit Suisse Group AG	$22,362,261
	Deutsche Bank	$10,018,743
	Goldman Sachs Group, Inc. (The)	$11,010,298
	JPMorgan Chase & Co.	$16,616,690
	Morgan Stanley	$10,968,356
	Wells Fargo & Co.	$11,322,424

Disclosure of Portfolio Holdings

Each Fund believes that the ideas of the Manager’s investment staff should benefit the Portfolios and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, each Fund also believes that knowledge of each Portfolio’s holdings can assist shareholders in monitoring their investment, making asset allocation decisions and evaluating portfolio management techniques.

The Manager has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios’ securities. The policies and procedures relating to disclosure of a Portfolio’s securities are designed to allow disclosure of portfolio holdings information where necessary to the Portfolios’ operations or useful to the Portfolios’ shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about a Portfolio’s holdings on a selective basis.

Each Portfolio includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Manager may post portfolio holdings information on the Manager’s

106

website (www.abfunds.com). The Manager generally posts on the website a complete schedule of the Portfolios’ securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by a Portfolio, the market value of the Portfolio’s holdings and the percentage of the Portfolio’s assets represented by the Portfolios’ holdings. In addition to the schedule of portfolio holdings, the Manager may post information about the number of securities the Portfolios hold, a summary of the Portfolios’ top ten holdings (including name and the percentage of each Portfolio’s assets invested in each holding) and a percentage breakdown of the Portfolios’ investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

The Manager may distribute or authorize the distribution of information about a Portfolio’s holdings that is not publicly available, on the website or otherwise, to the Manager’s employees and affiliates that provide services to each Fund. In addition, the Manager may distribute or authorize distribution of information about a Portfolio’s holdings that is not publicly available, on the website or otherwise, to each Fund’s service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by NRSROs, for the purpose of due diligence regarding a merger or acquisition, for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders, or to other persons approved by the Manager’s Chief Compliance Officer (or his designee) in accordance with the conditions described below that are part of the policies and procedures relating to disclosure of the Portfolios’ securities. The Manager does not expect to disclose information about a Portfolio’s holdings that is not publicly available to the Portfolio’s individual or institutional investors or to intermediaries that distribute the Portfolios’ shares. Information may be disclosed with any frequency and any lag, as appropriate.

Before any non-public disclosure of information about a Portfolio’s holdings is permitted, however, the Manager’s Chief Compliance Officer (or his designee) must determine that the Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio’s shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Manager or its affiliates receive any consideration or compensation for disclosing the information.

The Manager has established procedures to ensure that each Portfolio’s holdings information is only disclosed in accordance with these policies. Only the Manager’s Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Manager’s product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio’s shareholders. The Manager’s Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Manager or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Manager’s Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Manager reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Manager’s policy and any applicable confidentiality agreement. The Manager’s Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to each Fund’s Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Manager will promptly terminate the disclosure arrangement.

In accordance with these procedures, each of the following third parties has been approved to receive information concerning each Portfolio’s holdings: (i) each Fund’s independent registered public accounting firm, for use in providing audit opinions; (ii) Donnelley Financial Solutions, Inc., Data Communique International and, from time to time, other financial printers, for the purpose of preparing each Portfolio’s regulatory filings; (iii) each Fund’s custodian in connection with its custody of the assets of the Portfolios; (iv) Institutional Shareholder Services, Inc. for proxy voting services; (v) the Investment Company Institute, a trade association that represents registered investment companies such as mutual funds, closed-end funds and exchange-traded funds, in connection with confidential industry matters; and (vi) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing a Portfolio’s holdings information unless specifically authorized.

Tax Management

Bernstein provides certain tax management services to private clients that invest in the Portfolios through investment programs administered by Bernstein. As part of such services, Bernstein conducts year-end tax trading on behalf of these private clients to offset capital gains taxes where possible, which may result in buying and selling shares in one or more of the Portfolios which could in turn result in a Portfolio experiencing asset inflows or outflows at year end. Bernstein coordinates with the Manager to try to ensure that the implementation of Bernstein’s tax management strategies does not compromise the interests of any Portfolio or its investors.

107

However, the implementation of Bernstein’s tax management strategies may require a Portfolio to increase asset allocations to cash or cash equivalents in order to meet expected redemption requests. If a significant amount of a Portfolio’s assets is allocated to cash or cash equivalents, it may be more difficult for the Portfolio to achieve its investment objective. Implementation of Bernstein’s tax management strategies may also require a Portfolio to incur transaction costs, which will reduce its return.

CUSTODIAN AND ACCOUNTING AGENT, PRINCIPAL UNDERWRITER, COUNSEL, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION

Custodian and Accounting Agent

State Street Bank and Trust Company (“State Street”), whose address is State Street Corporation CCB/5, One Iron Street, Boston, Massachusetts 02210, acts as each Fund’s custodian for the assets of the applicable Fund and as its accounting agent but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter

ABI, an indirect wholly owned subsidiary of AB, located at 501 Commerce Street, Nashville, TN 37203, is the principal underwriter of the Class A, Class C, Class Z and Advisor Class shares of the Portfolios.

ABI is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Distribution Services Agreement between each Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

The law firm of Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, acts as counsel to each Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, has been selected as each Fund’s independent registered public accounting firm to audit the annual financial statements of the Portfolios.

Additional Information

Any shareholder inquiries may be directed to the shareholder’s financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

The Report of the Independent Registered Public Accounting Firm (relating to the audited financial statements of the Portfolios for the annual period ending September 30, 2022) and the financial statements of the Portfolios are incorporated herein by reference to the SCB Fund annual report and the Bernstein Fund annual report, each filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Each annual report is dated September 30, 2022 and was filed on December 1, 2022. They are available without charge upon request by calling ABIS at (800) 227-4618.

GENERAL INFORMATION

The shares of each Portfolio have no preemptive or conversion rights. Shares are fully paid and nonassessable and redeemable at the option of the shareholder and have a par value of $0.001, with respect to the SCB Fund, and a par value of $0.0001, with respect to the Bernstein Fund. Pursuant to the Articles of Incorporation of each Fund, the applicable Board may also authorize the creation of additional classes of shares of Portfolios or series of shares (the proceeds of which may be invested in separate, independently managed portfolios) with such preferences, privileges, limitations and voting and dividend rights as the applicable Board may determine.

108

Shareholders have certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of all of the Portfolios of the Fund, voting as a single class. The shareholders of each Portfolio are entitled to a full vote for each full share held and to the appropriate fractional vote for each fractional share. A matter that affects a Portfolio of a Fund will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of that Portfolio. The voting rights of the shareholders are not cumulative. In order to avoid unnecessary expenses, each Fund does not intend to hold annual meetings of shareholders.

A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from a Portfolio’s assets and, upon redeeming shares, will receive the then current NAV of the Portfolio represented by the redeemed shares less any applicable CDSC. Generally, shares of each Portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each Portfolio and class in substantially the same manner. Each class of shares of the Portfolios has the same rights and is identical in all respects, except that each class bears its own transfer agency expenses, each of Class A, Class C, Class Z and Advisor Class shares of a Portfolio bears its own distribution expenses, and Class C shares convert to Class A shares under certain circumstances. Each class of shares of a Portfolio votes separately with respect to any Rule 12b-1 distribution plan with respect to such class and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as authorized by the Board of Directors and declared by the applicable Fund and, in liquidation of a Portfolio, are entitled to receive the net assets of the Portfolio.

As of January 3, 2023, to the knowledge of each Fund the following persons or entities owned beneficially or of record 5% or more of the shares of any Portfolio or Class:

Portfolio	Name and Address	No. of Shares of Class	% of Class
AB Intermediate New York Municipal Portfolio Class A	JP Morgan Securities LLC for the Exclusive Benefit of Customers 4 Chase Metrotech Ctr. Brooklyn, NY 11245-0001	1,279,599.789	18.13%
	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	1,701,053.839	24.10%
	National Financial Services LLC For The Exclusive Benefit Of Our Customers/Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd Jersey City, NJ 07310	987,656.917	13.99%
	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	507,015.659	7.18%
	MLPF&S For the Sole Benefit of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	468,735.588	6.64%
AB Intermediate New York Municipal Portfolio Class C	JP Morgan Securities LLC for the Exclusive Benefit of Customers 4 Chase Metrotech Ctr. Brooklyn, NY 11245-0001	94,956.009	24.63%
	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	71,467.115	18.54%

109

Portfolio	Name and Address	No. of Shares of Class	% of Class
	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	48,126.470	12.49%
	MLPF&S For the Sole Benefit of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	24,364.814	6.32%
	Wells Fargo Clearing Services, LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	31,258.075	8.11%
	UBS WM USA 0o0 11011 6100 Omni Account M/F Spec Cdy A/C Eboc Ubsfsi 1000 Harbor Blvd Weehawken NJ 07086-6761	21,248.836	5.51%
	National Financial Services LLC For The Exclusive Benefit Of Our Customers/Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd Jersey City, NJ 07310	34,809.787	9.03%
AB Intermediate New York Municipal Portfolio Advisor Class	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	1,158,907.094	26.00%
	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	538,982.336	12.09%
	National Financial Services LLC Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310	464,058.705	10.41%
	Charles Schwab & Co. For The Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco CA 94105-1905	372,723.803	8.36%
	Sei Private Trust Co C/O Glens Falls Bank Id 963 Attn Mutual Fund Admin 1 Freedom Valley Dr Oaks PA 19456-9989	317,070.193	7.11%

110

Portfolio	Name and Address	No. of Shares of Class	% of Class
	Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn Courtney Waller 880 Carillon Parkway St. Petersburg, FL 33716-1102	275,296.730	6.18%
	TD Ameritrade Inc FBO Our Customers Po Box 2226 Omaha NE 68103-2226	443,619.277	9.95%
	Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers 1 New York Plz FL 12 New York, NY 10004-1932	258,628.428	5.29%
AB Intermediate California Municipal Portfolio Class A	Morgan Stanley Smith Barney LLC 1 New York PLZ FL 12 New York, NY 10004-1932	1,044,530.492	29.26%
	National Financial Services LLC Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310	564,107.677	15.80%
	Wells Fargo Clearing Services, LLC A/C 1699-0135 Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	562,111.384	15.74%
	National Financial Services LLC Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310	564,107.677	15.80%
	MLPF&S Attn Fund Admin 4800 Deer Lake Dr E FL 2 Jacksonville FL 32246-6484	395,972.517	11.09%
	JP Morgan Securities LLC 4 Chase Metrotech Ctr Brooklyn NY 11245-0001	292,145.842	8.18%

111

Portfolio	Name and Address	No. of Shares of Class	% of Class
AB Intermediate California Municipal Portfolio Class C	Morgan Stanley Smith Barney LLC For The Exclusive Benefit of Its Customers 1 New York Plz Fl 12 New York, NY 10004-1932	79,792.537	28.95%
	Wells Fargo Clearing Services, LLC A/C 1699-0135 Special Custody Acct For The Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103-2523	76,698.075	27.83%
	JP Morgan Securities LLC For The Exclusive Benefit of Customers 4 Chase Metrotech Ctr Brooklyn, NY 11245-0001	41,504.574	15.06%
	Rosemary Henson TOD/DE 34 Visitacion Ave Apt 1 Brisbane, CA 94005-1504	24,161.553	8.77%
	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr. San Diego, CA 92121-3091	17,038.459	6.18%
	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	15,424.679	5.60%

112

Portfolio	Name and Address	No. of Shares of Class	% of Class
AB Intermediate California Municipal Portfolio Advisor Class	MLPF&S For The Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Dr E FL 2 Jacksonville, FL 32246-6484	2,180,917.360	24.14%
	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	2,017,639.618	23.33%
	National Financial Services LLC FEBO Our Customers Attn Mutual Funds Dept 499 Washington Blvd Fl 4 Jersey City, NJ 07310-1995	1,852,902.333	20.51%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plz FL 12 New York, NY 10004-1932	1,032,586.244	11.43%
	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	630,739.843	6.98%
	UBS WM USA 000 11011 6100 Omni Account M/F Attn: Department Manager SPEC CDY A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	542,836.944	6.01%
	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct For The Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	514,003.487	5.69%
AB Intermediate Diversified Municipal Portfolio Class A	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plz FL 12 New York, NY 10004-1932	3,499,473.318	19.11%
	Wells Fargo Clearing Services LLC A/C 1699-0135 2801 Market St Saint Louis, MO 63103-2523	2,929,961.398	16.00%

113

Portfolio	Name and Address	No. of Shares of Class	% of Class
	MLPF&S Attn Fund Admin 4800 Deer Lake Dr E FL 2 Jacksonville, FL 32246-6484	2,234,468.159	12.20%
	National Financial Services LLC For The Exclusive Benefit of Our Customers Attn Mutual Funds Dept – 4th Floor 499 Washington Blvd Jersey City, NJ 07310	1,591,373.846	8.69%
	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main Street San Francisco, CA 94105-1905	1,409,368.570	7.69%
	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	1,283,242.703	7.01%
	UBS WM USA 000 11011 6100 Omni Account M/F Attn: Department Manager SPEC CDY A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	936,777.015	5.11%
AB Intermediate Diversified Municipal Portfolio Class C	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	258,339.304	27.91%
	Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers 1 New York Plz FL 12 New York, NY 10004-1932	120,499.223	13.02%
	MLPF&S For the Sole Benefit of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 2 Jacksonville, FL 32246-6484	116,173.683	12.55%
	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	82,303.089	8.89%
	National Financial Services LLC For The Exclusive Benefit of Our Customers Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310	75,870.877	8.20%

114

Portfolio	Name and Address	No. of Shares of Class	% of Class
	UBS WM USA 000 11011 6100 Omni Account M/F Attn: Department Manager SPEC CDY A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	47,358.352	5.12%
	Charles Schwab & Co Inc Special Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco CA 94105-1905	58,967.789	6.37%
AB Intermediate Diversified Municipal Portfolio Class Z	JP Morgan Securities LLC For the Exclusive Benefit of Customers 4 Chase Metrotech Ctr Brooklyn, NY 11245-0001	22,506,058.919	66.79%
	Edward D Jones & Co For The Benefit of Customers Attn Terrance Spencer 12555 Manchester Rd Saint Louis, MO 63131-3710	8,403,514.148	24.94%
	SEI Private Trust Co C/O TIAA SWP 1 Freedom Valley Dr Oaks PA 19456-9989	2,113,527.489	6.27%
AB Intermediate Diversified Municipal Portfolio Advisor Class	National Financial Services LLC For The Exclusive Benefit of Our Customers Attn Mutual Funds Dept 499 Washington Blvd FL 4 Jersey City, NJ 07310-1995	5,363,935.605	17.16%
	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	6,193,799.525	19.81%
	UBS WM USA 000 11011 6100 Omni Account M/F Attn: Department Manager SPEC CDY A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken, NJ 07086-6761	3,977,597.817	12.72%
	Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers 1 New York Plz FL 12 New York, NY 10004-1932	3, ,160,963.183	10.11%

115

Portfolio	Name and Address	No. of Shares of Class	% of Class
AB Intermediate Diversified Municipal Portfolio Advisor Class	MLPF&S For the Sole Benefit of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 2 Jacksonville, FL 32246-6484	2,953,296.653	9.45%
	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	2,039,408.454	6.52%
	Raymond James Omnibus For Mutual Funds House Acct Firm 92500015 Attn Courtney Waller 880 Carillon Parkway St Petersburg FL 33716-1102	1,984,806.568	6.35%
	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	1,606,305.838	5.14%

116

Portfolio	Name and Address	No. of Shares of Class	% of Class
AB Short Duration Portfolio Class A	Edward D Jones & Co For The Benefit of Customers Attn Terrance Spencer 12555 Manchester Rd Saint Louis, MO 63131-3710	155,973.318	11.76%
	MLPF&S For the Sole Benefit of Its Customers Attn Fund Admin 4800 Deer Lake Dr E FL 2 Jacksonville, FL 32246-6484	152,816.688	11.53%
	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	97,234.191	7.33%
	National Financial Services LLC For The Exclusive Benefit of Our Customers Attn Mutual Funds Dept 499 Washington Blvd FL 4 Jersey City, NJ 07310-1995	120,028.598	9.05%
	LPL Financial Omnibus Customer Account Attn: Mutual Fund Trading 4707 Executive Dr San Diego, CA 92121-3091	98,023.447	7.39%
	Charles Schwab & Co. For The Exclusive Benefit of Customers Mutual Fund Operations 211 Main Street San Francisco CA 94105-1905	84,546.681	6.38%
	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	142,853.700	10.77%
	UBS WM USA 0O0 11011 6100 OMNI ACCOUNT M/F Attn: Department Manager SPEC CDY A/C EBOC UBSFSI 1000 Harbor Blvd Weehawken NJ 07086-6761	66,762.085	5.04%

117

Portfolio	Name and Address	No. of Shares of Class	% of Class
AB Short Duration Portfolio Class C	Wells Fargo Clearing Services LLC A/C 1699-0135 Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103-2523	57,779.799	41.88%
	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	19,793.811	14.35%
	National Financial Services LLC For The Exclusive Benefit Of Our Customers/Attn: Mutual Funds Dept. 4th Floor 499 Washington Blvd Jersey City, NJ 07310	17,684.229	12.82%
	Raymond James Omnibus for Mutual Funds House Acct Firm 92500015 Attn Courtney Waller 880 Carillon Parkway St Petersburg, FL 33716-1102	13,945.630	10.11%
AB Intermediate Duration Portfolio Class A	Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	10,158.142	22.27%
	AllianceBernstein Trust Company C/F Kathie A Schilling Ira R/O 6245 25th Ave NW Rochester, MN 55901-8724	6,876.465	15.08%
	AllianceBernstein Trust Company C/F Maricel Posada Ira 706 Saddle River Rd Saddle Brook, NJ 07663-4537	3,641.533	7.98%
	AllianceBernstein Trust Company C/F Nancy M O’Hara Roth Ira 311 Long Branch Rd Syracuse, NY 13209-1007	3,656.120	8.02%

118

Portfolio	Name and Address	No. of Shares of Class	% of Class
	Laureen Cowen 232 Lees Creek Rd Fayetteville, TN 37334-6943	2,875.924	6.31%
	Robert W Baird & Co Inc A/C 3508-0621 777 E Wisconsin Ave Milwaukee Wi 53202-5391	2,833.720	6.21%
AB Intermediate Duration Portfolio Class Z	AllianceBernstein LP Attn Brent Mather-Seed Account One Nashville Place 21st Floor 150 4th Ave N Nashville, TN 37219-2415	748.503	99.79%
AB Intermediate Duration Portfolio Advisor Class	AllianceBernstein LP Attn Brent Mather-Seed Account One Nashville Place 21st Floor 150 4th Ave N Nashville, TN 37219-2415	748.503	87.75%
	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	102.94	12.07%
AB Emerging Markets Portfolio Class Z	SCB Tax-Aware Overlay A Portfolio DAATADA 1345 Avenue of the Americas New York, NY 10105-0302	3,578,673.231	50.37%
	SCB Overlay A Portfolio DAAADA 1345 Avenue of the Americas New York, NY 10105-0302	1,716,875.620	24.16%
	AB Wealth Appreciation Strategy APPVM 1345 Avenue of the Americas New York, NY 10105-0302	1,112,923.362	15.66%
	AB Tax-Managed Wealth Appreciation TMAPPRA 1345 Avenue of the Americas New York, NY 10105-0302	696,887.573	9.81%
Small Cap Core Portfolio Class Z	SCB Tax-Aware Overlay A Portfolio DAATADA 1345 Avenue of the Americas New York, NY 10105-0302	4,978,684.847	46.90%
	SCB Overlay A Portfolio DAAADA 1345 Avenue of the Americas New York, NY 10105-0302	2,551,202.837	21.45%

119

Portfolio	Name and Address	No. of Shares of Class	% of Class
	AB Wealth Appreciation Strategy APPVM 1345 Avenue of the Americas New York, NY 10105-0302	2,066,291.688	19.46%
	AB Tax-Managed Wealth Appreciation TMAPPRA 1345 Avenue of the Americas New York, NY 10105-0302	1,294,055.850	12.19%
International Small Cap Portfolio Class Z	SCB Tax-Aware Overlay A Portfolio DAATADA 1345 Avenue of the Americas New York, NY 10105-0302	17,125,534.089	50.29%
	SCB Overlay A Portfolio DAAADA 1345 Avenue of the Americas New York, NY 10105-0302	7,546,245.006	22.16%
	AB Wealth Appreciation Strategy APPVM 1345 Avenue of the Americas New York, NY 10105-0302	5,785,236.040	16.99%
	AB Tax-Managed Wealth Appreciation TMAPPRA 1345 Avenue of the Americas New York, NY 10105-0302	3,599,355.367	10.57%
International Strategic Equities Portfolio Class Z	SCB Tax-Aware Overlay A Portfolio DAATADA 1345 Avenue of the Americas New York, NY 10105-0302	66,269,384.232	46.27%
	SCB Overlay A Portfolio DAAADA 1345 Avenue of the Americas New York, NY 10105-0302	30,395,159.467	21.22%
	AB Wealth Appreciation Strategy APPVM 1345 Avenue of the Americas New York, NY 10105-0302	28,281,101.375	19.75%
	AB Tax-Managed Wealth Appreciation TMAPPRA 1345 Avenue of the Americas New York, NY 10105-0302	18,266,380.617	12.75%

A shareholder who beneficially owns more than 25% of a Portfolio’s outstanding voting securities is presumed to “control” the Portfolio, as that term is defined in the 1940 Act, and may have a significant impact on matters submitted to a shareholder vote. To the knowledge of the Funds, no person beneficially owned more than 25% of any Portfolio’s outstanding voting securities as of January 3, 2023.

120

APPENDIX A

BOND RATINGS

The following is a summary of published ratings by certain NRSROs. The Manager generally uses ratings issued by such NRSROs but may rely on ratings from other NRSROs, depending on the security in question. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. While NRSROs may from time to time revise such ratings, they undertake no obligation to do so. NRSROs may also fail to change credit ratings to reflect subsequent events on a timely basis.

Moody’s Investors Service, Inc. (“Moody’s”)

Aaa—Bonds which are rated Aaa are judged to be of the highest quality and are subject to the lowest level of credit risk.

Aa—Bonds which are rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Bonds which are rated A are judged to be upper-medium-grade and are subject to low credit risk.

Baa—Bonds which are rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba—Bonds which are rated Ba are judged to be speculative and are subject to substantial credit risk.

B—Bonds which are rated B are considered speculative and are subject to high credit risk.

Caa—Bonds which are rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca—Bonds which are rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Bonds which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note—Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P Global Ratings (“S&P”)

AAA—Debt rated AAA has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—Debt rated AA differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A—Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB—Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, C—Debt rated BB, B, CCC, CC or C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB—Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposures to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B—Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC—Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC—Debt rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C—Debt rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D—Debt rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed debt restructuring.

Plus (+) or Minus (-)—Ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the rating categories.

NR—NR indicates that a rating has not been assigned or is no longer assigned.

Fitch Ratings

AAA—Bonds considered to be investment grade and of the highest credit quality. The AAA ratings denote the lowest expectation of credit risk and are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Bonds considered to be investment grade and of very high credit quality. The AA ratings denote expectations of very low credit risk and indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—Bonds considered to be investment grade and of high credit quality. The A ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than bonds with higher ratings.

BBB—Bonds considered to be investment grade and of good credit quality. The BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB—Bonds are considered speculative and are indicative of an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B—Bonds are considered highly speculative. The B ratings indicate that material credit risk is present.

CCC—Bonds are considered to have substantial credit risk.

CC—Bonds are considered to have very high levels of credit risk.

C—Bonds are considered to have exceptionally high levels of credit risk.

Defaulted obligations are typically rated in the CCC to C rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) Minus (-)—Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category or in categories below CCC.

DBRS Morningstar

AAA—Long-term debt rated AAA is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA—Long-term debt rated AA is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A—Long-term debt rated A is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB—Long-term debt rated BBB is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB—Long-term debt rated BB is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B—Long-term debt rated B is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC, CC and C—Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D—When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS Morningstar may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

All rating categories other than AAA and D also contain subcategories “(high)” and “(low).” The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

Kroll Bond Rating Agency (“KBRA”)

AAA—Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.

AA—Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.

A—Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.

BBB—Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stressed environments.

BB—Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.

B—Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.

CCC—Determined to be at substantial risk of loss due to credit-related events, near default or in default with high recovery expectations.

CC—Determined to be near default or in default with average recovery expectations.

C—Determined to be near default or in default with low recovery expectations.

D—KBRA defines default as occurring if: (1) there is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered; (2) the rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result; (3) the rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

KBRA may append - or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.

APPENDIX B

STATEMENT OF POLICIES AND

PROCEDURES FOR PROXY VOTING

Proxy Voting and Governance Policy Statement

Introduction

AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value. AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of each respective client as determined by AB in its discretion, after consideration of the relevant clients’ investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client (“Governing Agreements”). This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“members of Responsible Investing team”), in order to ensure that this Policy and its procedures are implemented consistently.

To be effective stewards of our client’s investments and maximize shareholder value, we need to vote proxies on behalf of our clients responsibly. This Policy forms part of a suite of policies and frameworks beginning with AB’s Stewardship Statement that outline our approach to responsibility, responsible investing, stewardship, engagement, climate change, human rights, global slavery and human trafficking, and controversial investments. Proxy voting is an integral part of this process, enabling us to support strong corporate governance structures, shareholder rights, transparency and disclosure, and encourage corporate action on material environmental, social and governance (“ESG”) and climate issues.

This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Equities, Fixed Income, Responsibility, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.

Research Underpins Decision Making

As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the members of the Responsible Investing team making different voting decisions on the same proposal. Nevertheless, the members of the Responsible Investing team vote proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Voting and Governance Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Voting and Governance Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review this Statement and the Policy no less frequently than annually. In addition, the Proxy Voting and Governance Committee meets at least three times a year and as necessary to address special situations.

B-1

Research Services

We subscribe to the corporate governance and proxy research services of vendors such as Institutional Shareholder Services (“ISS”) and Glass Lewis at different levels. All our investment professionals can access these materials via the members of the Responsible Investing team and/or the Proxy Voting and Governance Committee.

Engagement

In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the members of the Responsible Investing team may consult the Proxy Voting and Governance Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the members of the Responsible Investing team, who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

Proxy Voting Guidelines

Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in the Proxy Voting and Governance Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

Our proxy voting guidelines pertaining to specific issues are set forth in the Policy and include guidelines relating to board and director proposals, compensation proposals, capital changes and anti-takeover proposals, auditor proposals, shareholder access and voting proposals, and environmental, social and disclosure proposals. The following are examples of specific issues within each of these broad categories:

Board and Director Proposals: Election of Directors

The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled and may take into account affiliations, related-party transactions and prior service to the company. We consider the election of directors who are “bundled” on a single slate to be a poor governance practice and vote on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

Capital Changes and Anti-Takeover Proposals: Authorize Share Repurchase

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

Auditor Proposals: Appointment of Auditors

We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

B-2

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the U.K. market, which utilizes a different standard, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

Shareholder Access and Voting Proposals: Proxy Access for Annual Meetings

These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the U.S. Securities and Exchange Commission (“SEC”) in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

We may vote against proposals that use requirements that are stricter than the SEC’s framework including implementing restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or include their own competing, more strict, proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

Environmental, Social and Disclosure Proposals: Lobbying and Political Spending

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

Conflicts of Interest

As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which we or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a

B-3

potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, we have established procedures for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict. These procedures include compiling a list of companies and organizations whose proxies may pose potential conflicts of interest (e.g., if such company is our client) and reviewing our proposed votes for these companies and organizations in light of the Policy and proxy advisors’ recommendations. If our proposed vote is contrary to, or not contemplated in, the Policy, we refer the proposed vote to our Conflicts Officer for his determination.

In addition, our Proxy Voting and Governance Committee takes reasonable steps to verify that our primary proxy advisor, ISS, continues to be independent, including an annual review of ISS’s conflict management procedures. When reviewing these conflict management procedures, we consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

Voting Transparency

We publish our voting records on our Internet site (www.alliancebernstein.com) one business day after the company’s shareholder meeting date. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

Recordkeeping

All of the records referenced in our Policy will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of six-plus years. If the local regulation requires that records are kept for more than six years, we will comply with the local regulation. We maintain the vast majority of these records electronically.

B-4

PART C

OTHER INFORMATION

Item 28.	Exhibits.

(a)(1)	Articles of Incorporation of the Fund dated May 3, 1988 (supplied by Pre-Effective Amendment No. 1 and submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(a)(2)	Articles Supplementary of the Fund dated October 14, 1988 (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(a)(3)	Articles Supplementary of the Fund dated April 25, 1990 (supplied by Post-Effective Amendment No. 4 and submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(a)(4)	Articles Supplementary of the Fund dated March 16, 1992 (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(a)(5)	Articles Supplementary of the Fund undated, filed with State of Maryland May 11, 1994 (supplied by Post-Effective Amendment No. 10 and submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(a)(6)	Articles Supplementary of the Fund dated October 10, 1994 (supplied by Post-Effective Amendment No. 11 and submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(a)(7)	Articles Supplementary of the Fund dated August 29, 1995 (supplied by Post-Effective Amendment No. 12 and submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(a)(8)	Articles Supplementary of the Fund dated February 26, 1996 (submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(a)(9)	Articles Supplementary of the Fund dated March 9, 1998 (submitted electronically by Post-Effective Amendment No. 17 filed on November 18, 1998).

(a)(10)	Articles Supplementary of the Fund dated November 5, 1998 (submitted electronically by Post-Effective Amendment No. 17 filed on November 18, 1998).

(a)(11)	Articles of Amendment of the Fund dated April 20, 1999 (submitted electronically by Post-Effective Amendment No. 20 filed on November 30, 1999).

(a)(12)	Articles Supplementary of the Fund dated May 24, 1999 (submitted electronically by Post-Effective Amendment No. 20 filed on November 30, 1999).

(a)(13)	Articles Supplementary of the Fund dated February 11, 2000 (submitted electronically by Post-Effective Amendment No. 22 filed on November 29, 2000).

(a)(14)	Articles Supplementary of the Fund dated October 25, 2001 (submitted electronically by Post-Effective Amendment No. 25 filed on January 30, 2002).

(a)(15)	Articles of Amendment of the Fund dated January 24, 2002 (submitted electronically by Post-Effective Amendment No. 25 filed on January 30, 2002).

(a)(16)	Articles of Amendment of the Fund dated January 24, 2002 (submitted electronically by Post-Effective Amendment No. 25 filed on January 30, 2002).

(a)(17)	Articles Supplementary of the Fund dated April 29, 2003 (submitted electronically by Post-Effective Amendment No. 28 filed on May 15, 2003).

(a)(18)	Articles of Amendment of the Fund dated April 29, 2003 (submitted electronically by Post-Effective Amendment No. 28 filed on May 15, 2003).

(a)(19)	Articles Supplementary of the Fund dated August 21, 2003 (submitted electronically by Post-Effective Amendment No. 30 filed on September 2, 2003).

(a)(20)	Articles of Amendment of the Fund dated August 21, 2003 (submitted electronically by Post-Effective Amendment No. 30 filed on September 2, 2003).

(a)(21)	Articles Supplementary of the Fund dated December 1, 2003 (submitted electronically by Post-Effective Amendment No. 35 filed on December 31, 2003).

(a)(22)	Certificate of Correction of the Fund dated December 14, 2001 (submitted electronically by Post-Effective Amendment No. 25 filed on January 30, 2002).

(a)(23)	Articles Supplementary of the Fund dated April 18, 2007 (submitted electronically by Post-Effective Amendment No. 45 filed on January 31, 2008).

(a)(24)	Articles Supplementary of the Fund dated April 24, 2008 (submitted electronically by Post-Effective Amendment No. 47 filed on November 24, 2009).

(a)(25)	Articles Supplementary of the Fund dated November 24, 2009 (submitted electronically by Post-Effective Amendment No. 47 filed on November 24, 2009).

(a)(26)	Articles of Amendment of the Fund dated January 27, 2015 (submitted electronically by Post-Effective Amendment No. 63 filed on January 29, 2015).

(a)(27)	Articles Supplementary of the Fund dated April 15, 2015 (submitted electronically by Post-Effective Amendment No. 65 filed on April 17, 2015).

(a)(28)	Articles Supplementary of the Fund dated September 22, 2015 (supplied by Post-Effective Amendment No. 69 filed on October 20, 2015).

(a)(29)	Articles Supplementary of the Fund dated April 21, 2016 (submitted electronically by Post-Effective Amendment No. 73 filed on January 27, 2017).

(a)(30)	Articles Supplementary of the Fund dated April 19, 2017 (submitted electronically by Post-Effective Amendment No. 75 filed on January 26, 2018).

(a)(31)	Articles Supplementary of the Fund dated April 26, 2018 (submitted electronically by Post-Effective Amendment No. 78 filed on June 29, 2018).

(a)(32)	Articles of Amendment of the Fund dated April 30, 2019 (submitted electronically by Post-Effective Amendment No. 84 filed on July 19, 2019).

(a)(33)	Articles Supplementary of the Fund dated April 30, 2019 (submitted electronically by Post-Effective Amendment No. 84 filed on July 19, 2019).

(b)(1)	Amended and Restated Bylaws of the Fund dated January 26, 2017 (submitted electronically by Post-Effective Amendment No. 78 filed on June 29, 2018).

(c)	Instruments Defining Rights of Security Holders—supplied by Exhibit (a)(1) (see Article V—Common Stock; Sections 1(b), 2(c), (2)(d), (2)(e), (2)(g), 4 and 5; Article VII—Miscellaneous; Sections 1(d), 2, 3, 5 and 6; Article VIII -Voting; Article IX—Amendments; and supplied by Exhibit (b)(1) (see Article I—Stockholders and Article IV—Capital Stock).

(d)(1)	Investment Management Agreement dated October 2, 2000 between the Fund and AllianceBernstein L.P. (“AB”) (submitted electronically by Post-Effective Amendment No. 22 filed on November 29, 2000).

(d)(1)(i)	Form of Amendment No. 2 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 38 filed on February 1, 2005).

(d)(1)(ii)	Form of Amendment No. 3 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 42 filed on January 31, 2006).

(d)(1)(iii)	Form of Amendment No. 4 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 43 filed on January 31, 2007).

(d)(1)(iv)	Form of Amendment No. 5 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 45 filed on January 31, 2008).

(d)(1)(v)	Amendment No. 6 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 50 filed on February 4, 2010).

(d)(1)(vi)	Form of Amendment No. 7 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 51 filed on January 31, 2011).

(d)(1)(vii)	Form of Amendment No. 8 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 73 filed on January 27, 2017).

(d)(1)(viii)	Form of Amendment No. 9 to Investment Management Agreement (submitted electronically by Post-Effective Amendment No. 75 filed on January 26, 2018).

(d)(1)(ix)	Investment Management Agreement between the Fund and AB dated November 13, 2019 (submitted electronically by Post-Effective Amendment No. 86 filed on January 28, 2020).

(d)(1)(x)	Amendment No. 1 to Investment Management Agreement between the Fund and AB dated November 13, 2020 (submitted electronically by Post-Effective Amendment No. 88 filed on January 28, 2021).

(d)(2)	Shareholder Servicing Agreement between the Fund and AB dated November 13, 2019 (submitted electronically by Post-Effective Amendment No. 88 filed on January 28, 2021).

(e)(1)	Distribution Agreement between the Fund and Bernstein LLC dated November 13, 2019 (submitted electronically by Post-Effective Amendment No. 88 filed on January 28, 2021).

(e)(2)	Distribution Services Agreement between the Fund and ABI dated November 13, 2019 (submitted electronically by Post-Effective Amendment No. 88 filed on January 28, 2021).

(e)(3)(a)	Form of Selected Dealer Agreement between ABI and selected dealers offering shares of the Fund (incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 14, 2009).

(e)(3)(b)	Selected Dealer Agreement between ABI and Merrill Lynch, Pierce, Fenner & Smith Inc. making available shares of the Fund effective April 30, 2009 (incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 14, 2009).

(e)(4)	Load Fund Operating Agreement between ABI and Charles Schwab & Co., Inc. making available shares of the Fund, dated as of June 1, 2007 (incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 14, 2009).

(e)(5)	Cooperation Agreement between ABI and UBS AG, dated November 1, 2005 (incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 14, 2009).

(f)	Bonus or Profit Sharing Contracts - Not applicable.

(g)(1)	Custodian Contract dated October 12, 1988 between the Fund and State Street Bank and Trust Company (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(g)(2)	Amendment to the Custodian Contract dated May 8, 1989 (supplied by Post-Effective Amendment No 2 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(g)(3)	Second Amendment to the Custodian Contract dated July 24, 1989 (supplied by Post-Effective Amendment No. 3 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(g)(4)	Third Amendment to the Custodian Contract dated April 30, 1990 (supplied by Post-Effective Amendment No. 4 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(g)(5)	Fourth Amendment to the Custodian Contract dated March 18, 1992 (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(g)(6)	Fifth Amendment to the Custodian Contract dated April 19, 1994 (supplied by Post-Effective Amendment No. 10 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(g)(7)	Sixth Amendment to the Custodian Contract dated August 21, 1995 (supplied by Post-Effective Amendment No. 12 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(g)(8)	Seventh Amendment to the Custodian Contract dated May 6, 1996 (submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(g)(9)	Eighth Amendment to the Custodian Contract dated September 25, 1996 (submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).

(g)(10)	Custodian Fee Schedule dated June 12, 1998—Government Short Duration, Short Duration Plus, New York Municipal, Diversified Municipal, Intermediate Duration, California Municipal; Short Duration California Municipal, Short Duration Diversified Municipal, and Short Duration New York Municipal Portfolios (submitted electronically by Post-Effective Amendment No. 17 filed on November 18, 1998).

(g)(11)	Ninth Amendment to the Custodian Contract dated February 22, 1999 (submitted electronically by Post-Effective Amendment No. 20 filed on November 30, 1999).

(g)(12)	Tenth Amendment to the Custodian Contract dated May 3, 1999 (submitted electronically by Post-Effective Amendment No. 20 filed on November 30, 1999).

(g)(13)	Custodian Fee Schedule dated October 27, 1999—Tax-Managed International Value, International Value II and Emerging Markets Value Portfolios (submitted electronically by Post-Effective Amendment No. 20 filed on November 30, 1999).

(g)(14)	Eleventh Amendment to the Custodian Contract dated December 28, 2006 (submitted electronically by Post-Effective Amendment No. 43 filed on January 31, 2007).

(g)(15)	Twelfth Amendment to the Custodian Contract (submitted electronically by Post-Effective Amendment No. 50 filed on February 4, 2010).

(h)(1)(a)	Transfer Agency Agreement dated October 12, 1988 between the Fund and State Street Bank and Trust Company (“State Street”) (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).(1)

(h)(1)(b)	Amendment to the Transfer Agency Agreement dated April 30, 1990 between the Fund and State Street (supplied by Post-Effective Amendment No. 4 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).(1)

(h)(1)(c)	Second Amendment to the Transfer Agency Agreement dated March 18, 1992 between the Fund and State Street (supplied by Post-Effective Amendment No. 7 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29,
1998).(1)

(h)(1)(d)	Third Amendment to the Transfer Agency Agreement dated April 19, 1994 between the Fund and State Street (supplied by Post-Effective Amendment No. 10 and submitted electronically by Post-Effective Amendment No. 16 filed on filed on January 29, 1998).(1)

(h)(1)(e)	Fourth Amendment to Transfer Agency Agreement dated August 21, 1995 between the Fund and State Street (supplied by Post-Effective Amendment No. 12 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).(1)

(h)(1)(f)	Fifth Amendment to Transfer Agency Agreement dated July 18, 1996 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 15 filed on January 29, 1997).(1)

(h)(1)(g)	Sixth Amendment to Transfer Agency Agreement dated February 22, 1999 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 20 filed on November 30, 1999).(1)

(h)(1)(h)	Seventh Amendment to Transfer Agency Agreement dated May 3, 1999 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 20 filed on November 30, 1999).(1)

(h)(1)(i)	Eighth Amendment to Transfer Agency Agreement dated February 1, 2002 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 25 filed on January 30, 2002).(1)

(h)(1)(j)	Ninth Amendment to Transfer Agency Agreement dated February 26th, 2003 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 28 filed on May 15, 2003).(1)

(h)(1)(k)	Tenth Amendment to Transfer Agency Agreement dated December 16, 2003 between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 35 filed on December 31, 2003).(1)

(h)(1)(l)	Transfer Agency Fee Schedule dated July 21, 1999—Government Short Duration, Short Duration Plus, Diversified Municipal, Intermediate Duration, New York Municipal, California Municipal, Tax-Managed International Value, Short Duration California Municipal, Short Duration Diversified Municipal, Short Duration New York Municipal, Emerging Markets Value and International Value II Portfolios (submitted electronically by Post-Effective Amendment No. 20 filed on November 30, 1999).(1)

(h)(1)(m)	Transfer Agency Agreement dated February 1, 2002 between the Fund and AllianceBernstein Investor Services, Inc. (formerly, Alliance Global Investor Services, Inc.) (“ABIS”) (submitted electronically by Post-Effective Amendment No. 25 filed on January 30, 2002).(2)

(h)(1)(n)	Amendment No. 1 to the Transfer Agency Agreement dated February 26, 2003 between the Fund and ABIS (submitted electronically by Post-Effective Amendment No. 28 filed on May 15, 2003).(2)

(h)(1)(o)	Amendment No. 2 to the Transfer Agency Agreement dated December 16, 2003 between the Fund and ABIS (submitted electronically by Post-Effective Amendment No. 35 filed on December 31, 2003).(2)

(h)(1)(p)	Amendment No. 3 to the Transfer Agency Agreement dated April 15, 2015 between the Fund and ABIS (submitted electronically by Post-Effective Amendment No. 65 filed on April 17, 2015).(2)

(h)(1)(q)	Amendment No. 4 to the Transfer Agency Agreement dated September 22, 2015 between the Fund and ABIS (submitted electronically by Post-Effective Amendment No. 71 filed on January 15, 2016).(2)

(h)(1)(r)	Eleventh Amendment to Transfer Agency Agreement between the Fund and State Street (submitted electronically by Post-Effective Amendment No. 50 filed on February 4, 2010).(1)

(h)(1)(s)	Form of Amendment to and Assignment of Transfer Agency and Service Agreement between the Fund, State Street and DST Asset Manager Solutions, Inc. (submitted electronically by Post-Effective Amendment No. 75 filed on January 26, 2018).(1)

(h)(1)(t)	Amendment No. 5 to the Transfer Agency Agreement dated April 26, 2018 between the Fund and ABIS (submitted electronically by Post-Effective Amendment No. 78 filed on June 29, 2018).(2)

(h)(1)(u)	Amendment No. 6 to the Transfer Agency Agreement dated April 30, 2019 between the Fund and ABIS (submitted electronically by Post-Effective Amendment No. 84 filed on July 19, 2019). (2)

(h)(2)(a)	Expense Limitation Agreement by and between the Fund and AB (submitted electronically by Post-Effective Amendment No. 50 filed on February 4, 2010).

(h)(2)(b)	Expense Limitation Undertaking by AB with respect to the Overlay Portfolios (submitted electronically by Post-Effective Amendment No. 75 filed on January 26, 2018).

(h)(2)(c)	Expense Limitation Undertaking by AB with respect to the Intermediate Duration Portfolio (submitted electronically by Post-Effective Amendment No. 89 filed on January 28, 2022).

(h)(3)	Management Fee Waiver Undertaking with respect to the AB Government Money Market Portfolio (submitted electronically by Post-Effective Amendment No. 75 filed on January 26, 2018).

(i)(1)	Opinion of Counsel with respect to Non-U.S. Stock Portfolios and Fixed-Income Portfolios (submitted electronically by Post-Effective Amendment No. 43 filed on January 31, 2007).

(i)(2)	Opinion of Counsel with respect to Overlay Portfolios (submitted electronically by Post-Effective Amendment No. 50 filed on February 4, 2010).

(i)(3)	Opinion of Counsel with respect to Advisor Class shares of AB Intermediate New York Municipal Portfolio, AB Intermediate California Municipal Portfolio, and AB Intermediate Diversified Municipal Portfolio (submitted electronically by Post-Effective Amendment No. 67 filed on June 24, 2015).

(i)(4)	Opinion of Counsel with respect to Class Z shares of Emerging Markets Portfolio (submitted electronically by Post-Effective Amendment No. 71 filed on January 15, 2016).

(i)(5)	Opinion of Counsel with respect to Class Z shares of AB Intermediate New York Municipal Portfolio, AB Intermediate California Municipal Portfolio and AB Intermediate Diversified Portfolio (submitted electronically by Post-Effective Amendment No. 78 filed on June 29, 2018).

(i)(6)	Opinion of Counsel with respect to Class A, Class Z and Advisor Class shares of AB Intermediate Duration Portfolio (submitted electronically by Post-Effective Amendment No. 84 filed on July 19, 2019).

(j)(1)	Consent of Independent Registered Public Accounting Firm—filed herewith.

(j)(2)	Consent of Counsel—filed herewith.

(j)(3)	Powers of Attorney for William Kristol and Donald K. Peterson (submitted electronically by Post-Effective Amendment No. 45 filed on January 31, 2008).

(j)(4)	Power of Attorney for Debra Perry (submitted electronically by Post-Effective Amendment No. 53 filed on November 28, 2011).

(j)(5)	Power of Attorney for R. Jay Gerken (submitted electronically by Post-Effective Amendment No. 61 filed on January 30, 2014).

(j)(6)	Power of Attorney for Jeffrey R. Holland (submitted electronically by Post-Effective Amendment No. 86 filed on January 28, 2020).

(j)(7)	Power of Attorney for Michelle McCloskey (submitted electronically by Post-Effective Amendment No. 86 filed on January 28, 2020).

(j)(8)	Power of Attorney for Beata D. Kirr (submitted electronically by Post-Effective Amendment No. 88 filed on January 28, 2021).

(k)	Omitted Financial Statements—Not applicable.

(l)	Purchase Agreement dated October 12, 1988 (supplied by Pre-Effective Amendment No. 2 and submitted electronically by Post-Effective Amendment No. 16 filed on January 29, 1998).

(m)(1)	Rule 12b-1 Plan. See Exhibit (e)(2).(2)

(n)(1)	Amended and Restated Plan Pursuant to Rule 18f-3 (submitted electronically by Post-Effective Amendment No. 84 filed on July 19, 2019). (2)

(o)	Not applicable.

(p)	Code of Ethics for AB, ABI and Sanford C. Bernstein & Co., LLC (submitted electronically by Post-Effective Amendment No. 53 filed on November 28, 2011).

101.INS	XBRL Instance Document—the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Labels Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

(1)

Item does not relate to Class A, Class C, Class Z or Advisor Class shares of the New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio and Emerging Markets Portfolio.

(2)

Item only relates to Class A, Class C, Class Z and Advisor Class shares, as applicable, of the New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio and Emerging Markets Portfolio.

(3)

Item does not relate to Class 2 shares of the Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio.

Item 29.	Persons Controlled By or Under Common Control with Fund. None.

Item 30.	Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”) and pursuant to Article XI of the Fund’s By-Laws (Exhibit (b)(1) to this Registration Statement), directors, officers and employees of the Fund will be indemnified to the maximum extent permitted by Maryland General Corporation Law. Article XI provides that the Fund will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, will pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Fund and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director or officer of the Fund and at the request of the Fund, serves or has served as a director, officer, partner, trustee, member or manager of another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to, or witness in, the proceeding by reason of his or her service in that capacity. The rights to indemnification and advance of expenses provided by the Fund’s charter and By-laws will vest immediately upon election of a director or officer. The Fund may, with the approval of its Board of Directors, provide such indemnification and advance for expenses to an individual who served a predecessor of the Fund in any of the capacities described in (a) or (b) above and to any employee or agent of the Fund or a predecessor of the Fund. Any indemnification or advance of expenses made pursuant to Article XI is subject to applicable requirements of the 1940 Act, including any written interpretation thereof by the Securities and Exchange Commission or its staff. The indemnification and payment or reimbursement of expenses provided in the Fund’s By-laws will not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment or reimbursement of expenses may be or may become entitled under any bylaw, resolution, insurance, agreement or otherwise.

As permitted by Section 17(i) of the 1940 Act, pursuant to Section 3 of the respective Investment Management Agreement, Section 3 of the respective Amended and Restated Shareholder Servicing Agreement between the Fund, on behalf of its various Portfolios, and AB, Section 8 of the Distribution Agreement between the Fund, on behalf of its various Portfolios, and Bernstein LLC, and Section 10 of the Distribution Services Agreement between the Fund, on behalf of Class A and C shares of the New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio and ABIRM, AB, Bernstein LLC and ABIRM may be indemnified against certain liabilities which it may incur.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Fund has purchased an insurance policy insuring its officers and directors against certain liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting conflict of interest, intentional non-compliance with statutes or regulations or dishonest, fraudulent or criminal acts or omissions. The insurance policy also insures the Fund against the cost of indemnification payments to officers and directors under certain circumstances. Insurance will not be purchased that protects, or purports to protect, any officer or director from liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

Section 2 of the respective Investment Management Agreement limits the liability of AB to loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for service (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by AB of its obligations and duties under the Management Agreement. Section 2 of the Amended and Restated Shareholder Servicing Agreement limits the liability of AB and Section 9 of the Distribution Agreement limits the liability of Bernstein LLC to loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by Bernstein of its obligations and duties under those Agreements.

The Fund hereby undertakes that it will apply the indemnification provisions of its By-Laws, and the Investment Management Agreement, Amended and Restated Shareholder Servicing Agreement, and Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect and is consistently applied.

Item 31.	Business and Other Connections of Investment Adviser.

See “Management of the Fund – Manager” in the Statement of Additional Information constituting Part B of this Registration Statement and incorporated herein by reference and “Management of the Portfolio – Investment Manager” in the Prospectus, constituting Part A of this Registration Statement and incorporated herein by reference.

Item 32.	Principal Underwriters

(a) Sanford C. Bernstein & Co., LLC is the Distributor for each Portfolio of the Fund except for Class A, Class C, Class Z and Advisor Class shares, as applicable, of the New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio and Emerging Markets Portfolio, and Class R shares of the Short Duration Portfolio. It also serves as Distributor for Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc.

AllianceBernstein Investments, Inc. (“ABI”) is the Registrant’s Principal Underwriter in connection with the sale of Class A, Class C, Class Z and Advisor Class shares, as applicable, of the New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, Short Duration Plus Portfolio, Intermediate Duration Portfolio and Emerging Markets Portfolio. ABI also acts as Principal Underwriter or Distributor for the following investment companies:

AB Bond Fund, Inc.*

AB Cap Fund, Inc.*

AB Core Opportunities Fund, Inc.

AB Corporate Shares

AB Discovery Growth Fund, Inc.

AB Equity Income Fund, Inc.*

AB Fixed-Income Shares, Inc.

AB Global Bond Fund, Inc.*

AB Global Real Estate Investment Fund, Inc.*

AB Global Risk Allocation Fund, Inc.

AB High Income Fund, Inc.*

AB Institutional Funds, Inc.

AB Large Cap Growth Fund, Inc.*

AB Municipal Income Fund, Inc.

AB Municipal Income Fund II

AB Relative Value Fund, Inc.

AB Sustainable Global Thematic Fund, Inc.*

AB Sustainable International Thematic Fund, Inc.*

AB Trust*

AB Variable Products Series Fund, Inc.

Bernstein Fund, Inc.

Sanford C. Bernstein Fund II, Inc.

The AB Portfolios**

*	This Fund also offers Class R, K and I shares.
**	The AB Portfolios funds that also offer Class R, K and I shares are AB Growth Fund, AB Balanced Wealth Strategy; AB Wealth Appreciation Strategy; and AB Wealth Preservation Strategy.

(b) The following are the Directors and/or Officers of Sanford C. Bernstein & Co., LLC, the principal place of business of which is 1345 Avenue of the Americas, New York, New York 10105.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
van Brugge, Robert P.	Director, Chairman and Chief Executive Officer
Bertan, Laurence	Chief Compliance Officer
Krueger, Gary	Director, Chief Financial Officer
Russo, Tuppence	Director, Senior Vice President and Head of Wealth Management Infrastructure
Polidori, John	Director, Senior Vice President and Chief Administrative Officer
Lesser, David M.	Corporate Secretary
Gilde, Fredric L.	Assistant Secretary
Manley, Mark R.	Assistant Secretary
Emerson, Paul	Assistant Secretary
White, Matthew	Assistant Secretary
An, Penghui	Senior Vice President
Erik Bass	Senior Vice President
Bershova, Nataliya	Senior Vice President
Bolu, Christian	Senior Vice President
Brackett, Robert A.	Senior Vice President
Browning, Robert C.	Senior Vice President
Chen, Xinzhong	Senior Vice President
Charlene Chu	Senior Vice President
Cochrane, Geoffrey	Senior Vice President
Collins, Dwight	Senior Vice President
Day, Beth Ann	Senior Vice President
Foran, Brian	Senior Vice President
Gilde, Fredric	Senior Vice President
Gildea, Maryclare	Senior Vice President
Harned, Douglas S.	Senior Vice President
Howard, Alexia	Senior Vice President
Keyes-Grevelis, Stephen N.	Senior Vice President
Larson, Ann-Marie	Senior Vice President
Liles, David A.	Senior Vice President
McDonald, John E.	Senior Vice President
McGranahan, Colin A.	Senior Vice President
Steven Miller	Senior Vice President
Moerdler, Mark L.	Senior Vice President
Morgan, Scott T.	Senior Vice President
Pastel, Jonathan	Senior Vice President
Ponomarev, Paul C.	Senior Vice President
Rasgon, Stacy A.	Senior Vice President
Rawat, Harshita	Senior Vice President
Sacconaghi, Antonio	Senior Vice President
Salisbury, Jean P.	Senior Vice President
Sofocleous, Dominic M.	Senior Vice President
Sweeney, Nicholas	Senior Vice President
Tedesco, Michael I.	Senior Vice President
Vernon, David S.	Senior Vice President
Wheeler, Jason S.	Senior Vice President
Wilkes, Lance	Senior Vice President
Wood, Diana	Senior Vice President
Sprules, Karl K.	Senior Vice President and Co-Head of Operations and Technology
Liptrot, James	Senior Vice President, Assistant Controller
Abid, Maeshal	Vice President
Acquista, Diane M.	Vice President
Balan, Nibu	Vice President

Bales, Kendrick K.	Vice President
Brancati, Michael J.	Vice President
Braun, Andrew	Vice President
Brunetti, Keith	Vice President
Burke, Annie	Vice President
Burstein, Eve	Vice President
Castellini, Timothy	Vice President
Cheng, Ping	Vice President
Chu, Yao Jie	Vice President
Coad, Mattew	Vice President
Davitt, Patrick	Vice President
De Krei, Cheryl R.	Vice President
Devani, Nickil V.	Vice President
Dillard, Charles	Vice President
Ding, Alince	Vice President
Doerr, Kenneth	Vice President
Doran, Justin	Vice President
Duffy, Sean P.	Vice President
Farahani, Amir	Vice President
Farr, Rachel	Vice President
Fellinger, Richard A.	Vice President
Fochtman, Stephen	Vice President
Frenkel, Yan	Vice President
Garguilo, Danilo	Vice President
Garnett, Sofia J.	Vice President
Geng, Yanan	Vice President
Gill, Peter	Vice President
Goldthwait, Daniel	Vice President
Grady, Kevin	Vice President
Guthrie, Brian	Vice President
Haddad, Kenneth C.	Vice President
Hambright, Lee M.	Vice President
Hargroves, Ashleigh E.	Vice President
Hecht, Robert D.	Vice President
Hodorov, Vladislav	Vice President
Holman, Ivan	Vice President
Jacquet, Paul L.G.	Vice President
Jindal, Rahul	Vice President
Joshi, Sujeet	Vice President
Karl, John	Vice President
Larkin, Allison	Vice President
Leibowitz, Sean	Vice President
Lewin, Lori	Vice President
Li, Nan	Vice President
Luecke, Brendan	Vice President
Ma, Zhihan	Vice President
Malachowicz, Andrzej	Vice President
Manahand, John	Vice President
McFarland, Sean P.	Vice President
McNeill, James	Vice President
Meloni, Renato	Vice President
Merrick, Joseph	Vice President
Murray, Keith E.	Vice President
O’Neill Brian	Vice President
Ocena, Doni	Vice President
Orenstein, Adam M.	Vice President
Panwar, Jay	Vice President
Patafio, David J.	Vice President
Pickering, William	Vice President
Pusulari, Nandita	Vice President
Greg, Regan	Vice President

Riegler, Laura	Vice President
Rodenblum, Dean	Vice President
Rubenstein, Jeffrey P.	Vice President
Saba, Andrew	Vice President
Scarrone, Claire	Vice President
Schilsky, Mark	Vice President
Serai, Regina	Vice President
Sherman, Aneesha	Vice President
Shmulik, Mark E.	Vice President
Simon, Jonathan	Vice President
Slater, Caius	Vice President
Smith, Susan	Vice President
Smith, David	Vice President
Steckenborn, Bjoern	Vice President
Steffek, Amy M.	Vice President
Su, Yongjun	Vice President
Suchoski, Kenneth	Vice President
Susi, Mark	Vice President
Tam, Jeffrey L.H.	Vice President
Thurer, Stephen M.	Vice President
Tunis, Ryan	Vice President
Turner, Tarik	Vice President
Ulloa, Meredeth	Vice President
Uy, Sharyn	Vice President
Valliji, Firoz	Vice President
Vaurynovich, Siarhei	Vice President
Weed, Peter	Vice President
Weintraub, Melanie	Vice President
Weissman, Alex	Vice President
Welch, David John	Vice President
Wildhack, Robert	Vice President
Wilson, Mark	Vice President
Winfrey, Wells M.	Vice President
Yoon, Laurent	Vice President
Zhu, Xiaoliang	Vice President
Zhu, Kelsey	Vice President
Jillian Booth	Assistant Vice President
Zachary Byer	Assistant Vice President
Jocelyn Caster	Assistant Vice President
Coulard, Alexander	Assistant Vice President
Dave, Sagar	Assistant Vice President
DeFranco, Dana	Assistant Vice President
Fischler, Samantha	Assistant Vice President
Gudepu, Keerthi	Assistant Vice President
Jiang, Wen	Assistant Vice President
Knutson, Brandon	Assistant Vice President
Kumawat, Akhilesh	Assistant Vice President
Laufer, Jennifer	Assistant Vice President
Levitt, Alexander	Assistant Vice President
Loiodice, Joseph	Assistant Vice President
Lupatkin, Sophie	Assistant Vice President
Mani, Shradha	Assistant Vice President
Marques, Miguel	Assistant Vice President
McCormick, Michael	Assistant Vice President
Moore, Ian	Assistant Vice President
Murdia, Ayush	Assistant Vice President
Nguyen-Hille, Khai-Leif	Assistant Vice President
Pandey, Deeksha	Assistant Vice President
Rausch, Erin	Assistant Vice President
Sakys, Katherine	Assistant Vice President
Segura, Aurora	Assistant Vice President

Sindhu, Ilona A.	Assistant Vice President
Vadlamannati, Ranjit	Assistant Vice President
Von Nemes, Arpad	Assistant Vice President
Amy Xiong	Assistant Vice President
Zhu, Daniel Ye	Assistant Vice President

The following are the Directors and/or Officers of ABI, the principal place of business of which is 501 Commerce Street, Nashville, TN 37203.

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Directors
Onur Erzan	Director and Head of Global Client Group and Head of Private Wealth	President and Chief Executive Officer
Gary Krueger	Director, and Chief Financial Officer
David M. Lesser	Director	Assistant Secretary
Mark R. Manley	Director, and Secretary

Officers
Emilie D. Wrapp	Senior Vice President, Assistant General Counsel and Assistant Secretary
Laurence H. Bertan	Senior Vice President and Assistant Secretary
Richard A. Brink	Senior Vice President
Peter G. Callahan	Senior Vice President
Michael A. Capella	Senior Vice President
Nelson Kin Hung Chow	Senior Vice President
Flora Chi Ju Chuang	Senior Vice President
Russell R. Corby	Senior Vice President
John W. Cronin	Senior Vice President
Silvio Cruz	Senior Vice President
John C. Endahl	Senior Vice President
John Edward English	Senior Vice President
Robert K. Forrester	Senior Vice President
Mark A. Gessner	Senior Vice President
Kenneth L. Haman	Senior Vice President
Brian P. Hanna	Senior Vice President
Michael S. Hart	Senior Vice President
Alexander Hoffmann	Senior Vice President
Chang Hyun Lee	Senior Vice President
Ajai M. Kaul	Senior Vice President
Scott M. Krauthamer	Senior Vice President
Tomas Kukla	Senior Vice President
Karen (Yeow Ping) Lim	Senior Vice President
James M. Liptrot	Senior Vice President and Assistant Controller
William Marsalise	Senior Vice President
Brendan Murray	Senior Vice President
Masaru Nakabachi	Senior Vice President
John J. O’Connor	Senior Vice President
David D. Paich	Senior Vice President
John D. Prosperi	Senior Vice President
Miguel A. Rozensztroch	Senior Vice President
Craig T. Schorr	Senior Vice President
Elizabeth M. Smith Malik	Senior Vice President
Stephen M. Woetzel	Senior Vice President	Assistant Controller
Derek Yung	Senior Vice President
Robert J. Amberger	Vice President
Armand H. Amritt	Vice President
Eric Anderson	Vice President

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Constantin L. Andreae	Vice President
DeAnna D. Beedy	Vice President
Brandon W. Born	Vice President
James J. Bracken	Vice President
Robert A. Brazofsky	Vice President
Friederike Grote Brink	Vice President
Christopher J. Carrelha	Vice President
Josh Tso Hsiang Chang	Vice President
Mikhail Cheskis	Vice President
Daisy (Sze Kie) Chung	Vice President
Kevin M. Dausch	Vice President
Frank de Wit	Vice President
Marc J. Della Pia	Vice President
Patrick R. Denis	Vice President
Jonathon A. Diegel	Vice President
Ralph A. DiMeglio	Vice President
Joseph T. Dominguez	Vice President
Barbara Anne Donovan	Vice President
Gregory M. Erwinski	Vice President
Nataliya Fomenko	Vice President
Carey Fortnam	Vice President
Yuko (Kadoda) Funato	Vice President
Kenneth Handler	Vice President
Terry L. Harris	Vice President
Sarah Entzeroth Hartzke	Vice President
Nancy E. Hay	Vice President and Counsel	Secretary
Philippe Hemery	Vice President
Olivier Herson	Vice President
Eric S. Indovina	Vice President
Anthony E. Kafouros	Vice President
Tina Kao	Vice President
Jeffrey Kelly	Vice President
Gunnar Knierim	Vice President
Anthony D. Knight	Vice President
Stephen J. Laffey	Vice President and Counsel	Assistant Secretary
Ginnie Li-Chin Li	Vice President
Albert Yen Po Lien	Vice President
Darren L. Luckfield	Vice President
Matthew J. Malvey	Vice President
Robert Mancini	Vice President
Todd Mann	Vice President
Osama (Sam) Mari	Vice President
Daniel P. Melehan	Vice President
Nicola Meotti	Vice President
Yuji Mihashi	Vice President
David Mitchell	Vice President
Benjamin Moore	Vice President
Robert D. Nelms	Vice President
Jamie A. Nieradka	Vice President
Daryl N. Northrop	Vice President
Markus Novak	Vice President
Bryan R. Pacana	Vice President
Kim Chu Perrington	Vice President
Joseph J. Proscia	Vice President
Damien Ramondo	Vice President
Carol H. Rappa	Vice President
Jessie A. Reich	Vice President

NAME	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH REGISTRANT
Claudio Rondolini	Vice President
David Saslowsky	Vice President
Richard A. Schwam	Vice President
John F. Skahan	Vice President
Chang Min Song	Vice President
Daniel L. Stack	Vice President
Jason P. Stevens	Vice President
Scott M. Tatum	Vice President
Wendy Weng	Vice President
Isabella (Hsin-I) Yen	Vice President
Oscar Zarazua	Vice President
Martin J. Zayac	Vice President
Isabelle Husson	Assistant Vice President
Charissa A. Pal	Assistant Vice President
Brian W. Paulson	Assistant Vice President
Michiyo Tanaka	Assistant Vice President
Laurence Vandecasteele	Assistant Vice President
William Wielgolewski	Assistant Vice President

(c)    Not applicable.

Item 33.	Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Rules 31a-1 through 31a-3 pursuant to the 1940 Act are maintained at the offices of AllianceBernstein L.P., One North Lexington Avenue, White Plains, NY 10601 and 1345 Avenue of the Americas, New York, NY 10105, except that some records pursuant to Rule 31a-1(b) are maintained at the offices of State Street Bank and Trust Company, State Street Corporation CCB/5, One Iron Street, Boston, Massachusetts 02210 or AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003, the Fund’s Transfer Agents.

Item 34.	Management Services-Not applicable.

Item 35.	Undertakings-Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 27th day of January, 2023.

SANFORD C. BERNSTEIN FUND, INC.

By:	/s/ Beata D. Kirr
Beata D. Kirr President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registrant’s Registration Statement on Form N-1A has been signed below by the following persons, in the capacities and on the dates indicated.

Signature	Title	Date

*	President and Director
Beata D. Kirr

*	Director
R. Jay Gerken

*	Director
Jeffrey R. Holland

*	Director
William Kristol

*	Director
Michelle McCloskey

*	Director
Debra Perry

*	Director
Donald K. Peterson

/s/ Joseph J. Mantineo	Treasurer and Chief Financial Officer	January 27, 2023
Joseph J. Mantineo

*	This Registration Statement has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

By:	/s/ Nancy E. Hay	January 27, 2023
Nancy E. Hay, Attorney-in-Fact

EXHIBIT INDEX

(j)(1)	Consent of Independent Registered Public Accounting Firm

(j)(2)	Consent of Counsel

101.INS	XBRL Instance Document - the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Labels Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document